UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Variable Insurance Trust

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO All Asset All Authority Portfolio
•	PIMCO All Asset Portfolio
•	PIMCO Balanced Allocation Portfolio
•	PIMCO CommodityRealReturn® Strategy Portfolio
•	PIMCO Dynamic Bond Portfolio
•	PIMCO Emerging Markets Bond Portfolio
•	PIMCO Global Bond Opportunities Portfolio (Unhedged)
•	PIMCO Global Core Bond (Hedged) Portfolio
•	PIMCO Global Diversified Allocation Portfolio
•	PIMCO Global Multi-Asset Managed Allocation Portfolio
•	PIMCO High Yield Portfolio
•	PIMCO Income Portfolio
•	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)
•	PIMCO International Bond Portfolio (Unhedged)
•	PIMCO Long-Term U.S. Government Portfolio
•	PIMCO Low Duration Portfolio
•	PIMCO Real Return Portfolio
•	PIMCO Short-Term Portfolio
•	PIMCO Total Return Portfolio

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO All Asset All Authority Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO All Asset All Authority Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Underlying PIMCO Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed

4	PIMCO VARIABLE INSURANCE TRUST

to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset All Authority Portfolio	04/30/14	04/30/14	—	04/30/14	04/30/14	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to

ANNUAL REPORT	DECEMBER 31, 2018	5

Important Information About the PIMCO All Asset All Authority Portfolio (Cont.)

such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 12/31/20181§

PIMCO StocksPLUS® Short Fund	17.4%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	8.8%

PIMCO RAE PLUS EMG Fund	8.6%

PIMCO RAE Emerging Markets Fund	5.8%

PIMCO Income Fund	5.6%

PIMCO Low Duration Fund	5.5%

PIMCO RAE Worldwide Long/Short PLUS Fund	4.6%

PIMCO RAE Fundamental Advantage PLUS Fund	4.1%

PIMCO Emerging Local Bond Fund	4.1%

PIMCO RealEstateRealReturn Strategy Fund	4.0%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	Inception≈
PIMCO All Asset All Authority Portfolio Institutional Class	(6.34)%	(0.36)%
PIMCO All Asset All Authority Portfolio Administrative Class	(6.58)%	(0.53)%
PIMCO All Asset All Authority Portfolio Advisor Class	(6.70)%	(0.64)%
S&P 500 Index±	(4.38)%	8.54%♦
Consumer Price Index + 650 Basis Points±±	8.45%	7.94%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2014.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

±± CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 2.52% for Institutional Class shares, 2.67% for Administrative Class shares, and 2.77% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overviews

PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds and exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Inverse exposure to the S&P 500 Index, achieved through the PIMCO StocksPLUS® Short Fund, contributed to performance as the Underlying PIMCO Fund posted a positive return.

»

Exposure to emerging market equities, primarily through the PIMCO RAE PLUS EMG Fund, PIMCO RAE Low Volatility PLUS EMG Fund, and the PIMCO RAE Emerging Markets Fund detracted from performance, as the Underlying PIMCO Funds posted negative returns.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO RAE PLUS International Fund, PIMCO RAE Low Volatility PLUS Intl Fund, and PIMCO StocksPLUS® International Fund (USD-Hedged), detracted from performance, as the Underlying PIMCO Funds posted a negative return.

»

Exposure to commodities and Real Estate Investment Trusts, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO RealEstateRealReturn Strategy Fund, detracted from performance, as the Underlying PIMCO Funds lost value.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Local Currency and Bond Fund and the PIMCO Emerging Markets Currency and Short-Term Investments Fund, detracted from performance, as the Underlying PIMCO Funds posted negative returns.

ANNUAL REPORT	DECEMBER 31, 2018	7

Expense Example PIMCO All Asset All Authority Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$967.00	$8.87	$1,000.00	$1,016.18	$9.10	1.79%
Administrative Class	1,000.00	966.10	10.06	1,000.00	1,014.97	10.31	2.03
Advisor Class	1,000.00	965.50	10.65	1,000.00	1,014.37	10.92	2.15

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

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ANNUAL REPORT	DECEMBER 31, 2018	9

Financial Highlights PIMCO All Asset All Authority Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2018	$8.89	$0.40	$(0.96)	$(0.56)	$(0.30)	$0.00	$(0.30)

12/31/2017	8.42	0.38	0.55	0.93	(0.46)	0.00	(0.46)

12/31/2016	7.65	0.19	0.85	1.04	(0.27)	0.00	(0.27)

12/31/2015	9.02	0.38	(1.47)	(1.09)	(0.26)	(0.02)	(0.28)

04/30/2014 - 12/31/2014	10.00	0.64	(1.19)	(0.55)	(0.42)	(0.01)	(0.43)
Administrative Class

12/31/2018	8.91	0.39	(0.97)	(0.58)	(0.29)	0.00	(0.29)

12/31/2017	8.44	0.47	0.45	0.92	(0.45)	0.00	(0.45)

12/31/2016	7.65	0.14	0.90	1.04	(0.25)	0.00	(0.25)

12/31/2015	9.02	0.31	(1.41)	(1.10)	(0.25)	(0.02)	(0.27)

04/30/2014 - 12/31/2014	10.00	0.44	(1.00)	(0.56)	(0.41)	(0.01)	(0.42)
Advisor Class

12/31/2018	8.88	0.39	(0.98)	(0.59)	(0.28)	0.00	(0.28)

12/31/2017	8.41	0.42	0.49	0.91	(0.44)	0.00	(0.44)

12/31/2016	7.64	0.18	0.84	1.02	(0.25)	0.00	(0.25)

12/31/2015	9.01	0.35	(1.46)	(1.11)	(0.24)	(0.02)	(0.26)

04/30/2014 - 12/31/2014	10.00	0.56	(1.13)	(0.57)	(0.41)	(0.01)	(0.42)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Ratio of expenses to average net assets includes line of credit expenses.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.03	(6.34)%	$618	1.86	%(d)	2.02	%(d)	0.54%		0.70%		4.49%		58%

8.89	11.23	653	1.35	(d)	1.39	(d)	0.53		0.57		4.37		47

8.42	13.78	892	0.91	(d)	0.99	(d)	0.37		0.45		2.29		151

7.65	(12.17)	884	1.30	(d)	1.39	(d)	0.36		0.45		4.45		67

9.02	(5.57)	583	0.81	*(d)	1.15	*(d)	0.37	*	0.71	*	9.79	*	117

8.04	(6.58)	3,422	2.01	(d)	2.17	(d)	0.69		0.85		4.27		58

8.91	11.05	4,769	1.50	(d)	1.54	(d)	0.68		0.72		5.34		47

8.44	13.73	1,966	1.06	(d)	1.14	(d)	0.52		0.60		1.79		151

7.65	(12.35)	4,594	1.45	(d)	1.54	(d)	0.51		0.60		3.57		67

9.02	(5.70)	7,338	0.96	*(d)	1.30	*(d)	0.52	*	0.86	*	6.61	*	117

8.01	(6.70)	6,783	2.11	(d)	2.27	(d)	0.79		0.95		4.40		58

8.88	10.98	7,897	1.60	(d)	1.64	(d)	0.78		0.82		4.80		47

8.41	13.55	6,959	1.16	(d)	1.24	(d)	0.62		0.70		2.22		151

7.64	(12.40)	4,099	1.55	(d)	1.64	(d)	0.61		0.70		4.11		67

9.01	(5.76)	3,588	1.06	*(d)	1.40	*(d)	0.62	*	0.96	*	8.48	*	117

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in Affiliates	$15,202
Cash	75
Receivable for investments in Affiliates sold	1
Dividends receivable from Affiliates	24
Reimbursement receivable from PIMCO	1
Prepaid expenses	6
Total Assets	15,309

Liabilities:

Borrowings & Other Financing Transactions
Payable for line of credit	$4,450
Payable for investments in Affiliates purchased	21
Payable for Portfolio shares redeemed	7
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	2
Accrued distribution fees	2
Other liabilities	2
Total Liabilities	4,486

Net Assets	$10,823

Net Assets Consist of:

Paid in capital	$13,435
Distributable earnings (accumulated loss)	(2,612)

Net Assets	$10,823

Net Assets:

Institutional Class	$618
Administrative Class	3,422
Advisor Class	6,783

Shares Issued and Outstanding:

Institutional Class	77
Administrative Class	425
Advisor Class	847

Net Asset Value Per Share Outstanding:

Institutional Class	$8.03
Administrative Class	8.04
Advisor Class	8.01

Cost of investments in Affiliates	$16,021

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Dividends from Investments in Affiliates	$774
Total Income	774

Expenses:

Investment advisory fees	24
Supervisory and administrative fees	30
Servicing fees - Administrative Class	6
Distribution and/or servicing fees - Advisor Class	18
Trustee fees	1
Interest expense	158
Line of credit - other legal expense	29
Miscellaneous expense	1
Total Expenses	267
Waiver and/or Reimbursement by PIMCO	(19)
Net Expenses	248

Net Investment Income (Loss)	526

Net Realized Gain (Loss):

Investments in Affiliates	(317)
Net capital gain distributions received from Affiliate investments	180

Net Realized Gain (Loss)	(137)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	(1,222)

Net Change in Unrealized Appreciation (Depreciation)	(1,222)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(833)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Statements of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$526	$588
Net realized gain (loss)	(137)	48
Net change in unrealized appreciation (depreciation)	(1,222)	580

Net Increase (Decrease) in Net Assets Resulting from Operations	(833)	1,216

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(24)	(34)
Administrative Class	(134)	(220)
Advisor Class	(232)	(368)

Total Distributions(a)	(390)	(622)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(1,273)	2,908

Total Increase (Decrease) in Net Assets	(2,496)	3,502

Net Assets:

Beginning of year	13,319	9,817
End of year	$10,823	$13,319

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(833)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(9,847)
Proceeds from sales of long-term securities	11,783
(Purchases) Proceeds from sales of short-term portfolio investments, net	(34)
(Increase) decrease in receivable for investments sold	5
(Increase) decrease in Prepaid Expenses	(1)
Increase (decrease) in payable for investments purchased	(9)
Increase (decrease) in accrued supervisory and administrative fees	(1)
Increase (decrease) in other liabilities	(8)
Net Realized (Gain) Loss
Investments in Affiliates	317
Net capital gain distributions received from Affiliate investments	(180)
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	1,222

Net Cash Provided by (Used for) Operating Activities	2,414

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	3,006
Payments on shares redeemed	(4,661)
Net borrowing of line of credit	(700)
Cash distributions paid*	(1)

Net Cash Received from (Used for) Financing Activities	(2,356)

Net Increase (Decrease) in Cash and Foreign Currency	58

Cash and Foreign Currency:

Beginning of year	17
End of year	$75

* Reinvestment of distributions	$389

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$158

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO All Asset All Authority Portfolio

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 140.5%

MUTUAL FUNDS (a) 137.0%

PIMCO CommoditiesPLUS® Strategy Fund	91,939	$434

PIMCO CommodityRealReturn Strategy Fund®	18,009	100

PIMCO Dynamic Bond Fund	16,490	176

PIMCO Emerging Local Bond Fund	95,102	624

PIMCO Emerging Markets Currency and Short-Term Investments Fund	167,193	1,336

PIMCO Extended Duration Fund	53,102	393

PIMCO High Yield Fund	11,423	95

PIMCO High Yield Spectrum Fund	21,971	202

PIMCO Income Fund	72,464	856

PIMCO Investment Grade Credit Bond Fund	18,612	184

PIMCO Long Duration Total Return Fund	12,372	124

PIMCO Long-Term U.S. Government Fund	41,473	246

PIMCO Low Duration Fund	86,465	839

PIMCO Mortgage Opportunities and Bond Fund	7,186	77

PIMCO RAE Emerging Markets Fund	96,188	875

	SHARES	MARKET VALUE (000S)

PIMCO RAE Fundamental Advantage PLUS Fund	63,497	$629

PIMCO RAE International Fund	6,236	55

PIMCO RAE Low Volatility PLUS EMG Fund	50,140	412

PIMCO RAE Low Volatility PLUS Fund	18,678	147

PIMCO RAE Low Volatility PLUS International Fund	33,833	244

PIMCO RAE PLUS EMG Fund	139,674	1,303

PIMCO RAE PLUS International Fund	49,126	323

PIMCO RAE US Small Fund	9,961	95

PIMCO RAE Worldwide Long/Short PLUS Fund	71,329	699

PIMCO Real Return Fund	8,923	94

PIMCO RealEstateRealReturn Strategy Fund	78,073	609

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	53,118	376

PIMCO StocksPLUS® International Fund (Unhedged)	18,604	94

PIMCO StocksPLUS® Short Fund	302,405	2,646

PIMCO Total Return Fund	53,854	535

Total Mutual Funds (Cost $15,585)		14,822

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 2.5%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	9,037	$200

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	2,798	70

Total Exchange-Traded Funds (Cost $326)		270

SHORT-TERM INSTRUMENTS 1.0%

MUTUAL FUNDS 1.0%

PIMCO Government Money Market Fund (a)	110,035	110

Total Short-Term Instruments (Cost $110)		110

Total Investments in Affiliates (Cost $16,021)		15,202

Total Investments 140.5% (Cost $16,021)		$15,202

Other Assets and Liabilities, net (40.5)%		(4,379)

Net Assets 100.0%		$10,823

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Affiliates, at Value
Mutual Funds	$14,822	$0	$0	$14,822
Exchange-Traded Funds	270	0	0	270
Short-Term Instruments
Mutual Funds	110	0	0	110

Total Investments	$15,202	$0	$0	$15,202

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO All Asset All Authority Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

ANNUAL REPORT	DECEMBER 31, 2018	17

Notes to Financial Statements (Cont.)

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

ANNUAL REPORT	DECEMBER 31, 2018	19

Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all or a significant portion of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$852	$240	$(537)	$23	$(144)	$434	$88	$0

PIMCO CommodityRealReturn Strategy Fund®	155	105	(138)	(7)	(15)	100	6	0

PIMCO Dynamic Bond Fund	0	239	(61)	0	(2)	176	3	0

PIMCO Emerging Local Bond Fund	951	235	(474)	(44)	(44)	624	33	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	1,723	381	(537)	(23)	(208)	1,336	161	0

PIMCO Extended Duration Fund	342	201	(133)	(2)	(15)	393	11	2

PIMCO Global Advantage® Strategy Bond Fund	0	127	(126)	(1)	0	0	0	0

PIMCO Government Money Market Fund	76	4,063	(4,029)	0	0	110	1	0

PIMCO High Yield Fund	85	111	(96)	2	(7)	95	3	0

PIMCO High Yield Spectrum Fund	299	54	(136)	4	(19)	202	11	0

PIMCO Income Fund	1,018	591	(705)	(10)	(38)	856	53	0

PIMCO Investment Grade Credit Bond Fund	289	63	(153)	(3)	(12)	184	9	0

PIMCO Long Duration Total Return Fund	171	68	(102)	(6)	(7)	124	6	1

PIMCO Long-Term Real Return Fund	63	52	(113)	2	(4)	0	1	0

PIMCO Long-Term U.S. Government Fund	486	200	(417)	(3)	(20)	246	9	0

PIMCO Low Duration Fund	565	1,189	(906)	(4)	(5)	839	14	0

PIMCO Mortgage Opportunities and Bond Fund	113	15	(49)	0	(2)	77	4	0

PIMCO RAE Emerging Markets Fund	902	347	(162)	(15)	(197)	875	31	57

PIMCO RAE Fundamental Advantage PLUS Fund	278	528	(164)	(2)	(11)	629	3	0

PIMCO RAE International Fund	109	37	(80)	4	(15)	55	2	1

PIMCO RAE Low Volatility PLUS EMG Fund	764	126	(400)	87	(165)	412	64	5

PIMCO RAE Low Volatility PLUS Fund	194	197	(195)	0	(49)	147	17	30

PIMCO RAE Low Volatility PLUS International Fund	456	117	(228)	14	(115)	244	31	48

PIMCO RAE PLUS EMG Fund	1,012	666	(150)	(21)	(204)	1,303	49	0

ANNUAL REPORT	DECEMBER 31, 2018	21

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE PLUS International Fund	$677	$263	$(525)	$72	$(164)	$323	$58	$0

PIMCO RAE US Small Fund	0	118	0	0	(23)	95	2	4

PIMCO RAE Worldwide Long/Short PLUS Fund	373	444	(117)	1	(2)	699	3	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	33	216	0	0	(49)	200	6	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	78	0	0	(8)	70	1	0

PIMCO Real Return Fund	319	114	(330)	(6)	(3)	94	5	0

PIMCO RealEstateRealReturn Strategy Fund	822	406	(589)	(2)	(28)	609	5	0

PIMCO Senior Floating Rate Fund	676	45	(719)	3	(5)	0	15	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	513	124	(193)	12	(80)	376	5	23

PIMCO StocksPLUS® International Fund (Unhedged)	262	22	(159)	10	(41)	94	7	9

PIMCO StocksPLUS® Short Fund	3,187	1,261	(1,909)	(380)	487	2,646	37	0

PIMCO Total Return Fund	623	839	(899)	(17)	(11)	535	20	0

PIMCO TRENDS Managed Futures Strategy Fund	75	0	(73)	(5)	3	0	0	0

Totals	$18,463	$13,882	$(15,604)	$(317)	$(1,222)	$15,202	$774	$180

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Exchange-Traded Funds typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the Portfolio’s securities are pledged as collateral under the agreement.

As of December 31, 2018, the credit agreement comprises revolving tranches. The Portfolio pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment amount under the revolving and term-loan tranches are:

Tranches	Commitment Amount (in thousands)	Termination Date

1 Year, Monthly Revolving	2,225	04/25/2019

1 Year, Monthly Revolving	2,225	11/25/2019

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Borrowings outstanding, if any, as of December 31, 2018 are disclosed as payable for line of credit on the Statement of Assets and Liabilities. Commitment, upfront and interest fees, if any, paid by the Portfolio in relation to the borrowings are disclosed as part of interest expense on the Statement of Operations. Legal costs related to the annual renewal of the line of credit are disclosed on the Statement of Operations.

The Portfolio’s borrowing activity under the agreement for the period ended December 31, 2018, was as follows (amounts in thousands†):

Average Outstanding Principal	Average Weighted Rate of Interest	Interest	Commitment and Upfront Fees	Outstanding Principal as of 12/31/2018

$5,160	2.73%	$142	$16	$4,450

†	A zero balance may reflect actual amounts rounding to less than one thousand.

6. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

The following risks are principal risks of investing in a Portfolio.

New/Small Portfolio Risk is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Portfolio that include risks from direct investments and/or indirect exposure through investment in Underlying PIMCO Funds.

Market Trading Risk is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk is the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

ANNUAL REPORT	DECEMBER 31, 2018	23

Notes to Financial Statements (Cont.)

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. An Underlying PIMCO Fund’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Underlying PIMCO Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Underlying PIMCO Fund’s ability to invest in derivatives, limit the Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and the Underlying PIMCO Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio. Also, to the extent the Portfolio seeks to gain negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

ANNUAL REPORT	DECEMBER 31, 2018	25

Notes to Financial Statements (Cont.)

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

7. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee   PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee   PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M		Administrative Class	Advisor Class
0.20%	0.25%	0.25%	*	0.25%	0.25%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

ANNUAL REPORT	DECEMBER 31, 2018	27

Notes to Financial Statements (Cont.)

	Distribution Fee		Servicing Fee

Class M	0.25%	*	0.20%	*

Administrative Class	—		0.15%

Advisor Class	0.25%		—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The recoverable amounts to PIMCO at December 31, 2018 were (amounts in thousands†):

12 months	13-24 months	25-36 months	Total
$0	$0	$1	$1

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2019, to waive its Investment Advisory Fee to the extent that the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds exceed 0.69% of the total assets invested in Underlying PIMCO Funds. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Investment Advisory Fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any Underlying PIMCO Fund Fees exceed, for such month, the applicable expense limit; 2) exceed the total Asset Allocation Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at December 31, 2018 were (amounts in thousands†):

12 months	13-24 months	25-36 months	Total
$8	$5	$19	$32

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2018, the amount was $18,876.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$9,847	$11,575

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	37	$317	0	$6

Administrative Class	182	1,583	408	3,588

Advisor Class	129	1,105	204	1,810
Issued as reinvestment of distributions

Institutional Class	3	24	4	34

Administrative Class	16	134	25	220

Advisor Class	28	231	42	368
Cost of shares redeemed

Institutional Class	(36)	(299)	(37)	(329)

Administrative Class	(308)	(2,643)	(131)	(1,162)

Advisor Class	(200)	(1,725)	(184)	(1,627)

Net increase (decrease) resulting from Portfolio share transactions	(149)	$(1,273)	331	$2,908

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 95% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

ANNUAL REPORT	DECEMBER 31, 2018	29

Notes to Financial Statements (Cont.)

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position relating to whether that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio or an Underlying PIMCO Fund to operate as described in its Prospectus.

The IRS recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Commodity Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Commodity Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO All Asset All Authority Portfolio	$139	$0	$(1,534)	$0	$(1,217)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on return of capital distributions from underlying funds.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset All Authority Portfolio	$526	$691

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO All Asset All Authority Portfolio	$16,735	$88	$(1,620)	$(1,532)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, return of capital distributions from underlying funds.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO All Asset All Authority Portfolio	$390	$0	$0	$622	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2018	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO All Asset All Authority Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO All Asset All Authority Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:

USD (or $)	United States Dollar

Other Abbreviations:

TBA	To-Be-Announced

ANNUAL REPORT	DECEMBER 31, 2018	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO All Asset All Authority Portfolio	0.00%	5.94%	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2018	35

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2018	37

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

ANNUAL REPORT	DECEMBER 31, 2018	39

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

ANNUAL REPORT	DECEMBER 31, 2018	41

Approval of Investment Advisory Contract and Other Agreements (Cont.)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2018	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Asset Allocation Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT02AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO All Asset Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO All Asset Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Underlying PIMCO Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance, or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of

4	PIMCO VARIABLE INSURANCE TRUST

the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset Portfolio	04/30/03	01/31/06	04/30/04	04/30/03	04/30/04	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 12/31/20181§

PIMCO Emerging Markets Currency and Short-Term Investments Fund	12.0%

PIMCO RAE PLUS EMG Fund	11.9%

PIMCO RAE Emerging Markets Fund	6.6%

PIMCO RAE Worldwide Long/Short PLUS Fund	6.2%

PIMCO RAE Fundamental Advantage PLUS Fund	5.8%

PIMCO Income Fund	5.7%

PIMCO Emerging Local Bond Fund	5.7%

PIMCO Low Duration Fund	5.5%

PIMCO Extended Duration Fund	4.5%

PIMCO RealEstateRealReturn Strategy Fund	4.0%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	10 Years	Inception≈
PIMCO All Asset Portfolio Institutional Class	(5.20)%	2.26%	6.17%	4.32%
PIMCO All Asset Portfolio Class M	(5.59)%	1.81%	5.70%	4.72%
PIMCO All Asset Portfolio Administrative Class	(5.41)%	2.09%	6.01%	5.29%
PIMCO All Asset Portfolio Advisor Class	(5.45)%	2.00%	5.91%	4.93%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index±	(0.25)%	1.20%	3.06%	3.41%♦
Consumer Price Index + 500 Basis Points±±	6.95%	6.49%	6.80%	7.07%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2003.

± Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.275% for Institutional Class shares, 1.725% for Class M shares, 1.425% for Administrative Class shares, and 1.525% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstance substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE PLUS EMG Fund, PIMCO RAE Low Volatility PLUS EMG Fund, and the PIMCO RAE Emerging Markets Fund, detracted from performance, as these Underlying PIMCO Funds lost value.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO RAE PLUS International Fund, PIMCO RAE Low Volatility PLUS International Fund, and PIMCO StocksPLUS® International Fund (USD Hedged), detracted from performance, as the Underlying PIMCO Funds lost value.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Local Currency and Bond Fund and the PIMCO Emerging Markets Currency and PIMCO Short-Term Investment Fund, detracted from performance, as the Underlying PIMCO Funds lost value.

»

Exposure to commodities and Real Estate Investment Trusts, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO RealEstateRealReturn Strategy Fund, detracted from performance, as the Underlying PIMCO Funds posted negative returns.

»

Allocations to U.S. long maturity bond strategies, primarily through the PIMCO Long-Term U.S. Government Fund and the PIMCO Extended Duration Fund, detracted from performance, as these Underlying PIMCO Funds lost value.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO All Asset Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$969.70	$1.51	$1,000.00	$1,023.67	$1.56	0.31%
Class M	1,000.00	967.40	3.74	1,000.00	1,021.40	3.85	0.76
Administrative Class	1,000.00	967.50	2.26	1,000.00	1,022.91	2.32	0.46
Advisor Class	1,000.00	967.30	2.75	1,000.00	1,022.41	2.83	0.56

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO All Asset Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2018	$10.97	$0.51	$(1.07)	$(0.56)	$(0.36)	$0.00	$0.00	$(0.36)

12/31/2017	10.11	0.58	0.80	1.38	(0.50)	0.00	(0.02)	(0.52)

12/31/2016	9.19	0.24	0.96	1.20	(0.26)	0.00	(0.02)	(0.28)

12/31/2015	10.47	0.33	(1.26)	(0.93)	(0.34)	0.00	(0.01)	(0.35)

12/31/2014	10.98	0.47	(0.38)	0.09	(0.60)	0.00	0.00	(0.60)
Class M

12/31/2018	11.04	0.50	(1.11)	(0.61)	(0.31)	0.00	0.00	(0.31)

12/31/2017	10.18	0.46	0.87	1.33	(0.45)	0.00	(0.02)	(0.47)

12/31/2016	9.25	0.19	0.97	1.16	(0.21)	0.00	(0.02)	(0.23)

12/31/2015	10.53	0.30	(1.27)	(0.97)	(0.30)	0.00	(0.01)	(0.31)

12/31/2014	11.04	0.42	(0.38)	0.04	(0.55)	0.00	0.00	(0.55)
Administrative Class

12/31/2018	10.85	0.48	(1.06)	(0.58)	(0.34)	0.00	0.00	(0.34)

12/31/2017	10.01	0.47	0.87	1.34	(0.48)	0.00	(0.02)	(0.50)

12/31/2016	9.10	0.22	0.95	1.17	(0.24)	0.00	(0.02)	(0.26)

12/31/2015	10.36	0.32	(1.24)	(0.92)	(0.33)	0.00	(0.01)	(0.34)

12/31/2014	10.88	0.45	(0.39)	0.06	(0.58)	0.00	0.00	(0.58)
Advisor Class

12/31/2018	10.97	0.47	(1.06)	(0.59)	(0.33)	0.00	0.00	(0.33)

12/31/2017	10.12	0.47	0.87	1.34	(0.47)	0.00	(0.02)	(0.49)

12/31/2016	9.19	0.21	0.97	1.18	(0.23)	0.00	(0.02)	(0.25)

12/31/2015	10.47	0.31	(1.26)	(0.95)	(0.32)	0.00	(0.01)	(0.33)

12/31/2014	10.98	0.43	(0.37)	0.06	(0.57)	0.00	0.00	(0.57)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.05	(5.20)%	$10,616	0.305%	0.425%	0.305%	0.425%	4.78%	37%

10.97	13.77	12,827	0.325	0.425	0.325	0.425	5.43	40

10.11	13.08	5,726	0.275	0.425	0.275	0.425	2.43	67

9.19	(8.95)	4,811	0.285	0.425	0.285	0.425	3.25	41

10.47	0.72	9,688	0.275	0.425	0.275	0.425	4.24	98

10.12	(5.59)	73,521	0.755	0.875	0.755	0.875	4.62	37

11.04	13.19	75,309	0.775	0.875	0.775	0.875	4.26	40

10.18	12.59	65,033	0.725	0.875	0.725	0.875	1.91	67

9.25	(9.32)	68,206	0.735	0.875	0.735	0.875	2.88	41

10.53	0.24	86,496	0.725	0.875	0.725	0.875	3.70	98

9.93	(5.41)	444,136	0.455	0.575	0.455	0.575	4.56	37

10.85	13.54	554,749	0.475	0.575	0.475	0.575	4.46	40

10.01	12.93	537,663	0.425	0.575	0.425	0.575	2.23	67

9.10	(8.99)	537,330	0.435	0.575	0.435	0.575	3.15	41

10.36	0.47	722,608	0.425	0.575	0.425	0.575	4.01	98

10.05	(5.45)	178,643	0.555	0.675	0.555	0.675	4.38	37

10.97	13.38	231,030	0.575	0.675	0.575	0.675	4.35	40

10.12	12.90	226,099	0.525	0.675	0.525	0.675	2.12	67

9.19	(9.19)	226,532	0.535	0.675	0.535	0.675	3.02	41

10.47	0.46	328,716	0.525	0.675	0.525	0.675	3.86	98

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in Affiliates	$708,639
Cash	1
Receivable for investments in Affiliates sold	244
Receivable for Portfolio shares sold	96
Dividends receivable from Affiliates	1,356
Reimbursement receivable from PIMCO	87
Total Assets	710,423

Liabilities:

Payable for investments in Affiliates purchased	$1,472
Payable for Portfolio shares redeemed	1,665
Accrued investment advisory fees	103
Accrued supervisory and administrative fees	147
Accrued distribution fees	65
Accrued servicing fees	55
Total Liabilities	3,507

Net Assets	$706,916

Net Assets Consist of:

Paid in capital	$808,730
Distributable earnings (accumulated loss)	(101,814)

Net Assets	$706,916

Net Assets:

Institutional Class	$10,616
Class M	73,521
Administrative Class	444,136
Advisor Class	178,643

Shares Issued and Outstanding:

Institutional Class	1,057
Class M	7,267
Administrative Class	44,714
Advisor Class	17,778

Net Asset Value Per Share Outstanding:

Institutional Class	$10.05
Class M	10.12
Administrative Class	9.93
Advisor Class	10.05

Cost of investments in Affiliates	$733,782

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest	$3
Dividends from Investments in Affiliates	40,260
Total Income	40,263

Expenses:

Investment advisory fees	1,400
Supervisory and administrative fees	1,999
Distribution and/or servicing fees - Class M	348
Servicing fees - Administrative Class	752
Distribution and/or servicing fees - Advisor Class	521
Trustee fees	23
Interest expense	1
Total Expenses	5,044
Waiver and/or Reimbursement by PIMCO	(965)
Net Expenses	4,079

Net Investment Income (Loss)	36,184

Net Realized Gain (Loss):

Investments in Affiliates	648
Net capital gain distributions received from Affiliate investments	7,364

Net Realized Gain (Loss)	8,012

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	(87,372)

Net Change in Unrealized Appreciation (Depreciation)	(87,372)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(43,176)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$36,184	$38,448
Net realized gain (loss)	8,012	2,308
Net change in unrealized appreciation (depreciation)	(87,372)	68,941

Net Increase (Decrease) in Net Assets Resulting from Operations	(43,176)	109,697

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(414)	(423)
Class M	(2,224)	(2,999)
Administrative Class	(15,679)	(25,043)
Advisor Class	(6,185)	(9,984)

Tax basis return of capital
Institutional Class	0	(12)
Class M	0	(110)
Administrative Class	0	(871)
Advisor Class	0	(360)

Total Distributions(a)	(24,502)	(39,802)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(99,321)	(30,501)

Total Increase (Decrease) in Net Assets	(166,999)	39,394

Net Assets:

Beginning of year	873,915	834,521
End of year	$706,916	$873,915

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.2%

MUTUAL FUNDS (a) 98.7%

PIMCO CommoditiesPLUS® Strategy Fund	4,761,518	$22,474

PIMCO CommodityRealReturn Strategy Fund®	1,547,988	8,576

PIMCO Dynamic Bond Fund	1,044,543	11,135

PIMCO Emerging Local Bond Fund	6,195,943	40,645

PIMCO Emerging Markets Currency and Short-Term Investments Fund	10,607,129	84,751

PIMCO Extended Duration Fund	4,330,579	32,046

PIMCO High Yield Fund	828,520	6,860

PIMCO High Yield Spectrum Fund	1,247,772	11,455

PIMCO Income Fund	3,441,706	40,646

PIMCO Investment Grade Credit Bond Fund	1,492,390	14,790

PIMCO Long Duration Total Return Fund	926,005	9,316

PIMCO Long-Term Real Return Fund	391,575	3,062

PIMCO Long-Term U.S. Government Fund	4,356,970	25,837

PIMCO Low Duration Fund	3,994,803	38,750

PIMCO Mortgage Opportunities and Bond Fund	484,850	5,227

	SHARES	MARKET VALUE (000S)

PIMCO RAE Emerging Markets Fund	5,169,746	$47,045

PIMCO RAE Fundamental Advantage PLUS Fund	4,150,748	41,092

PIMCO RAE Low Volatility PLUS EMG Fund	2,838,558	23,333

PIMCO RAE Low Volatility PLUS International Fund	1,705,010	12,293

PIMCO RAE PLUS EMG Fund	9,022,120	84,176

PIMCO RAE PLUS International Fund	996,011	6,554

PIMCO RAE Worldwide Long/Short PLUS Fund	4,499,139	44,092

PIMCO Real Return Fund	995,648	10,514

PIMCO RealEstateRealReturn Strategy Fund	3,625,284	28,277

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	3,014,792	21,345

PIMCO Total Return Fund	1,598,022	15,868

PIMCO TRENDS Managed Futures Strategy Fund	774,316	7,650

Total Mutual Funds (Cost $721,412)		697,809

EXCHANGE-TRADED FUNDS 1.0%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	319,082	7,052

Total Exchange-Traded Funds (Cost $8,591)		7,052

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.5%

MUTUAL FUNDS (a) 0.5%

PIMCO Government Money Market Fund	3,775,535	$3,775

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	313	3

Total Short-Term Instruments (Cost $3,779)		3,778

Total Investments in Affiliates (Cost $733,782)		708,639

Total Investments 100.2% (Cost $733,782)		$708,639

Other Assets and Liabilities, net (0.2)%		(1,723)

Net Assets 100.0%		$706,916

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Affiliates, at Value
Mutual Funds	$697,809	$0	$0	$697,809
Exchange-Traded Funds	7,052	0	0	7,052
Short-Term Instruments
Mutual Funds	3,775	0	0	3,775
Central Funds Used for Cash Management Purposes	3	0	0	3

Total Investments	$708,639	$0	$0	$708,639

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO All Asset Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

ANNUAL REPORT	DECEMBER 31, 2018	15

Notes to Financial Statements (Cont.)

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

ANNUAL REPORT	DECEMBER 31, 2018	17

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all or a significant portion of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$47,049	$9,696	$(28,181)	$1,914	$(8,004)	$22,474	$4,579	$0

PIMCO CommodityRealReturn Strategy Fund®	9,511	2,961	(2,131)	(235)	(1,530)	8,576	445	0

PIMCO Dynamic Bond Fund	0	12,985	(1,712)	(9)	(129)	11,135	173	0

PIMCO Emerging Local Bond Fund	56,199	3,779	(13,497)	(3,734)	(2,102)	40,645	2,117	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	118,979	10,422	(29,311)	(3,878)	(11,461)	84,751	10,421	0

PIMCO Extended Duration Fund	27,232	10,974	(4,532)	(261)	(1,367)	32,046	947	149

PIMCO Government Money Market Fund	5,592	133,994	(135,811)	0	0	3,775	43	0

PIMCO High Yield Fund	5,086	2,729	(546)	86	(495)	6,860	256	0

PIMCO High Yield Spectrum Fund	13,567	554	(1,808)	12	(870)	11,455	554	0

PIMCO Income Fund	55,488	8,012	(20,150)	584	(3,288)	40,646	2,905	0

PIMCO Investment Grade Credit Bond Fund	19,554	699	(4,372)	(195)	(896)	14,790	684	15

PIMCO Long Duration Total Return Fund	11,413	1,154	(2,304)	(65)	(882)	9,316	438	60

PIMCO Long-Term Real Return Fund	3,712	1,013	(1,356)	33	(340)	3,062	82	0

PIMCO Long-Term U.S. Government Fund	37,473	3,011	(12,801)	(504)	(1,342)	25,837	869	46

PIMCO Low Duration Fund	29,800	61,783	(52,349)	(222)	(262)	38,750	729	0

PIMCO Mortgage Opportunities and Bond Fund	6,079	237	(939)	5	(155)	5,227	237	0

PIMCO RAE Emerging Markets Fund	46,585	16,398	(5,303)	(91)	(10,544)	47,045	1,687	3,076

PIMCO RAE Fundamental Advantage PLUS Fund	18,851	29,817	(6,681)	(304)	(591)	41,092	241	0

PIMCO RAE Low Volatility PLUS EMG Fund	50,623	5,466	(28,501)	3,300	(7,555)	23,333	3,677	278

PIMCO RAE Low Volatility PLUS Fund	2,445	80	(2,487)	293	(331)	0	80	0

PIMCO RAE Low Volatility PLUS International Fund	15,745	3,866	(2,279)	131	(5,170)	12,293	1,432	2,434

PIMCO RAE PLUS EMG Fund	55,291	47,296	(3,592)	(1,005)	(13,814)	84,176	3,059	0

PIMCO RAE PLUS International Fund	30,389	4,845	(26,920)	4,888	(6,648)	6,554	1,476	0

PIMCO RAE Worldwide Long/Short PLUS Fund	26,605	20,690	(2,997)	(36)	(170)	44,092	164	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	2,237	6,429	0	0	(1,614)	7,052	211	0

PIMCO Real Return Fund	28,897	472	(18,000)	(434)	(421)	10,514	472	0

PIMCO RealEstateRealReturn Strategy Fund	36,261	7,010	(13,452)	(81)	(1,461)	28,277	240	0

PIMCO Senior Floating Rate Fund	34,789	692	(35,424)	(90)	33	0	692	0

PIMCO Short-Term Floating NAV Portfolio III	72	1	(70)	0	0	3	1	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	26,513	6,190	(7,358)	1,166	(5,166)	21,345	315	1,306

PIMCO StocksPLUS® International Fund (Unhedged)	6,678	115	(6,503)	645	(935)	0	114	0

PIMCO Total Return Fund	43,525	12,306	(38,490)	(1,265)	(208)	15,868	905	0

PIMCO TRENDS Managed Futures Strategy Fund	2,374	4,930	0	0	346	7,650	15	0

Totals	$874,614	$430,606	$(509,857)	$648	$(87,372)	$708,639	$40,260	$7,364

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

18	PIMCO VARIABLE INSURANCE TRUST

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(b) Investments in Securities

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s (or Underlying PIMCO Funds) custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

6. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

The following risks are principal risks of investing in a Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Portfolio that include risks from direct investments and/or indirect exposure through investment in Underlying PIMCO Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

ANNUAL REPORT	DECEMBER 31, 2018	19

Notes to Financial Statements (Cont.)

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. An Underlying PIMCO Fund’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Underlying PIMCO Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Underlying PIMCO Fund’s ability to invest in derivatives, limit the Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Underlying PIMCO Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

ANNUAL REPORT	DECEMBER 31, 2018	21

Notes to Financial Statements (Cont.)

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

7. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class

0.175%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the

ANNUAL REPORT	DECEMBER 31, 2018	23

Notes to Financial Statements (Cont.)

Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2019, to waive its Investment Advisory Fee to the extent that the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds exceed 0.64% of the total assets invested in Underlying PIMCO Funds. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Investment Advisory Fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any Underlying PIMCO Fund Fees exceed, for such

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

month, the applicable expense limit; 2) exceed the total Asset Allocation Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at December 31, 2018 were (amounts in thousands†):

12 months	13-24 months	25-36 months	Total
$1,234	$916	$965	$3,115

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2018, the amount was $965,185.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$298,049	$373,976

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	267	$2,859	658	$7,133

Class M	1,365	14,764	1,124	12,094

Administrative Class	1,873	19,794	4,448	46,830

Advisor Class	747	8,036	1,487	15,854
Issued as reinvestment of distributions

Institutional Class	40	414	40	435

Class M	213	2,224	285	3,109

Administrative Class	1,529	15,679	2,422	25,914

Advisor Class	596	6,185	956	10,344
Cost of shares redeemed

Institutional Class	(420)	(4,421)	(94)	(997)

Class M	(1,131)	(12,043)	(976)	(10,509)

Administrative Class	(9,829)	(103,603)	(9,447)	(100,625)

Advisor Class	(4,625)	(49,209)	(3,733)	(40,083)

Net increase (decrease) resulting from Portfolio share transactions	(9,375)	$(99,321)	(2,830)	$(30,501)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2018	25

Notes to Financial Statements (Cont.)

As of December 31, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 57% of the Portfolio. One of the shareholders is a related party and comprises 45% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position relating to whether that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio or Underlying PIMCO Fund to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

15. Federal Income Tax Matters

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO All Asset Portfolio	$11,682	$0	$(40,300)	$0	$(73,196)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset Portfolio	$18,017	$55,179

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO All Asset Portfolio	$748,939	$15,407	$(55,706)	$(40,299)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO All Asset Portfolio	$24,502	$0	$0	$38,449	$0	$1,353

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2018	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO All Asset Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

28	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:

USD (or $)	United States Dollar

Index/Spread Abbreviations:

RAFI	Research Affiliates Fundamental Index

Other Abbreviations:

TBA	To-Be-Announced

ANNUAL REPORT	DECEMBER 31, 2018	29

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the "Code") and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentage of ordinary dividends paid during the calendar year designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO All Asset Portfolio	0.00%	3.93%	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

30	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2018	31

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

32	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2018	33

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

ANNUAL REPORT	DECEMBER 31, 2018	35

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

ANNUAL REPORT	DECEMBER 31, 2018	37

Approval of Investment Advisory Contract and Other Agreements (Cont.)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2018	39

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Asset Allocation Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT01AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO Balanced Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO Balanced Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Balanced Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter duration. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions

4	PIMCO VARIABLE INSURANCE TRUST

were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Balanced Allocation Portfolio	04/27/12	04/27/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO Balanced Allocation Portfolio

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2018†§

Short-Term Instruments‡	47.0%

U.S. Government Agencies	17.8%

U.S. Treasury Obligations	15.8%

Corporate Bonds & Notes	7.6%

Asset-Backed Securities	6.5%

Mutual Funds	4.0%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	Inception≈
PIMCO Balanced Allocation Portfolio Administrative Class	(5.59)%	2.92%	1.71%
PIMCO Balanced Allocation Portfolio Advisor Class	(5.68)%	3.22%	1.21%
35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Index±	(4.84)%	4.26%	6.09%	♦

All Portfolio returns are net of fees and expenses.

≈	For class inception dates please refer to the Important Information.

♦	Average annual total return since 04/27/2012.

± The benchmark is a blend of 35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.89% for Administrative Class shares, and 0.99% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Balanced Allocation Portfolio seeks total return which exceeds that of its benchmark by investing, under normal circumstances, in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets (such portion of the Portfolio’s portfolio, the “Equity Sleeve”) and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments (such portion of the Portfolio’s portfolio, the “Fixed Income Sleeve”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. duration contributed to performance. While treasury yields rose over the year, carry was more than enough to offset.

»	Exposure to U.S. equities detracted from performance, as these securities generally posted negative returns.

»	Exposure to eurozone equities detracted from performance, as these securities generally posted negative returns.

»	Exposure to Japanese equities detracted from performance, as these securities generally posted negative returns.

»	Exposure to developed market currencies, specifically the euro and British pound detracted from performance, as these securities posted negative returns.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Balanced Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$950.40	$4.67	$1,000.00	$1,020.42	$4.84	0.95%
Advisor Class	1,000.00	949.90	5.16	1,000.00	1,019.91	5.35	1.05

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 0/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO Balanced Allocation Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

12/31/2018	$10.73	$0.16	$(0.73)	$(0.57)	$(0.13)	$(1.29)	$0.00	$(1.42)

12/31/2017	9.44	0.08	1.28	1.36	(0.07)	0.00	0.00	(0.07)

12/31/2016	9.24	0.13	0.14	0.27	0.00	0.00	(0.07)	(0.07)

12/31/2015	9.47	0.19	(0.29)	(0.10)	(0.06)	0.00	(0.07)	(0.13)

12/31/2014	9.33	0.26	0.20	0.46	(0.29)	0.00	(0.03)	(0.32)
Advisor Class

12/31/2018	10.92	0.15	(0.74)	(0.59)	(0.12)	(1.29)	0.00	(1.41)

12/31/2017	9.61	0.07	1.30	1.37	(0.06)	0.00	0.00	(0.06)

12/31/2016	9.22	0.13	0.33	0.46	0.00	0.00	(0.07)	(0.07)

12/31/2015	9.47	0.22	(0.34)	(0.12)	(0.06)	0.00	(0.07)	(0.13)

12/31/2014	9.33	0.32	0.13	0.45	(0.27)	0.00	(0.04)	(0.31)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.34% to an annual rate of 0.66%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$8.74	(5.59)%	$86,180	0.92%		0.94%		0.84%		0.86%		1.47%	435%

10.73	14.48	101,361	0.84		0.86		0.84		0.86		0.79	508

9.44	2.94	97,981	1.02	(d)	1.15	(d)	1.01	(d)	1.14	(d)	1.43	483

9.24	(1.06)	99,522	1.03		1.27		1.01		1.25		1.91	386

9.47	4.88	90,566	0.84		1.24		0.82		1.22		2.67	352

8.92	(5.68)	1,149	1.02		1.04		0.94		0.96		1.36	435

10.92	14.32	1,545	0.94		0.96		0.94		0.96		0.69	508

9.61	4.99	1,409	1.12	(d)	1.25	(d)	1.11	(d)	1.24	(d)	1.42	483

9.22	(1.28)	992	1.13		1.37		1.11		1.35		2.26	386

9.47	4.87	326	0.94		1.34		0.92		1.32		3.36	352

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO Balanced Allocation Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities*	$75,385
Investments in Affiliates	27,922
Financial Derivative Instruments
Exchange-traded or centrally cleared	235
Over the counter	80
Cash	2,258
Deposits with counterparty	2,858
Foreign currency, at value	35
Receivable for investments sold	1,456
Receivable for TBA investments sold	11,962
Receivable for Portfolio shares sold	3
Interest and/or dividends receivable	205
Dividends receivable from Affiliates	69
Reimbursement receivable from PIMCO	2
Total Assets	122,470

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,923
Payable for sale-buyback transactions	2,709
Financial Derivative Instruments
Exchange-traded or centrally cleared	22
Over the counter	101
Payable for investments in Affiliates purchased	69
Payable for TBA investments purchased	28,221
Deposits from counterparty	10
Payable for Portfolio shares redeemed	23
Accrued investment advisory fees	48
Accrued supervisory and administrative fees	4
Accrued servicing fees	11
Total Liabilities	35,141

Net Assets	$87,329

Net Assets Consist of:

Paid in capital	$93,437
Distributable earnings (accumulated loss)	(6,108)

Net Assets	$87,329

Net Assets:

Administrative Class	$86,180
Advisor Class	1,149

Shares Issued and Outstanding:

Administrative Class	9,859
Advisor Class	129

Net Asset Value Per Share Outstanding:

Administrative Class	$8.74
Advisor Class	8.92

Cost of investments in securities	$75,676
Cost of investments in Affiliates	$28,026
Cost of foreign currency held	$38
Cost or premiums of financial derivative instruments, net	$(14)

* Includes repurchase agreements of:	$24,668

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest	$1,721
Dividends from Investments in Affiliates	598
Total Income	2,319

Expenses:

Investment advisory fees	639
Supervisory and administrative fees	49
Servicing fees - Administrative Class	143
Distribution and/or servicing fees - Advisor Class	3
Trustee fees	3
Interest expense	77
Total Expenses	914
Waiver and/or Reimbursement by PIMCO	(20)
Net Expenses	894

Net Investment Income (Loss)	1,425

Net Realized Gain (Loss):

Investments in securities	(590)
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	(3,525)
Over the counter financial derivative instruments	198
Foreign currency	9

Net Realized Gain (Loss)	(3,913)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(151)
Investments in Affiliates	(197)
Exchange-traded or centrally cleared financial derivative instruments	(2,327)
Over the counter financial derivative instruments	(3)
Foreign currency assets and liabilities	(1)

Net Change in Unrealized Appreciation (Depreciation)	(2,679)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,167)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,425	$797
Net realized gain (loss)	(3,913)	10,722
Net change in unrealized appreciation (depreciation)	(2,679)	2,203

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,167)	13,722

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Administrative Class	(12,310)	(716)
Advisor Class	(160)	(9)

Total Distributions(a)	(12,470)	(725)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	2,060	(9,481)

Total Increase (Decrease) in Net Assets	(15,577)	3,516

Net Assets:

Beginning of year	102,906	99,390
End of year	$87,329	$102,906

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Balanced Allocation Portfolio

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		$207	$206

Valeant Pharmaceuticals International, Inc.
5.379% due 06/02/2025		32	31

Total Loan Participations and Assignments (Cost $239)			237

CORPORATE BONDS & NOTES 9.0%

BANKING & FINANCE 5.8%

Bank of America Corp.
3.864% due 07/23/2024 •		200	200
3.950% due 04/21/2025		200	194

Barclays PLC
3.200% due 08/10/2021		200	194

BGC Partners, Inc.
5.375% due 07/24/2023		100	102

BPCE S.A.
4.625% due 07/11/2024		100	98

Citigroup, Inc.
4.075% due 04/23/2029 •		200	195

Cooperatieve Rabobank UA
3.875% due 09/26/2023		250	251

Deutsche Bank AG
0.184% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	100	112

General Motors Financial Co., Inc.
3.550% due 04/09/2021		$200	197

GLP Capital LP
5.250% due 06/01/2025		150	149

Goldman Sachs Group, Inc.
3.988% (US0003M + 1.200%) due 09/15/2020 ~		300	302

HSBC Holdings PLC
6.250% due 03/23/2023 •(b)(d)		200	188

ING Bank NV
2.625% due 12/05/2022		100	99

ING Groep NV
3.150% due 03/29/2022		200	197

JPMorgan Chase & Co.
3.367% (US003M + 0.890%) due 07/23/2024 ~		300	293

Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	150	176

Lloyds Banking Group PLC
4.450% due 05/08/2025		$300	298

Mitsubishi UFJ Financial Group, Inc.
2.757% due 09/13/2026		200	185

Morgan Stanley
3.750% due 02/25/2023		200	200
3.875% due 04/29/2024		200	199

Oversea-Chinese Banking Corp. Ltd.
3.090% (US003M + 0.450%) due 05/17/2021 ~		200	200

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		200	192

Santander UK PLC
5.000% due 11/07/2023		200	196

UBS AG
7.625% due 08/17/2022 (d)		250	267

Wells Fargo & Co.
3.069% due 01/24/2023		300	292
3.450% due 02/13/2023		100	98

			5,074

INDUSTRIALS 2.3%

Arrow Electronics, Inc.
4.500% due 03/01/2023		100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAT Capital Corp.
3.222% due 08/15/2024		$100	$92

BMW U.S. Capital LLC
3.118% (US0003M + 0.500%) due 08/13/2021 ~		100	99

Campbell Soup Co.
3.650% due 03/15/2023		200	195

Cigna Holding Co.
4.500% due 03/15/2021		30	31

CVS Health Corp.
4.100% due 03/25/2025		200	199

DAE Funding LLC
5.250% due 11/15/2021		100	99

Dell International LLC
4.420% due 06/15/2021		100	100

DP World Ltd.
2.375% due 09/25/2026	EUR	200	226

Equifax, Inc.
3.486% (US0003M + 0.870%) due 08/15/2021 ~		$100	99

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022		100	100

Petroleos Mexicanos
6.375% due 02/04/2021		100	101

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		200	189

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		200	197

Syngenta Finance NV
4.441% due 04/24/2023		200	193

			2,021

UTILITIES 0.9%

AT&T, Inc.
3.488% (US0003M + 0.750%) due 06/01/2021 ~		300	298

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		100	97

Petrobras Global Finance BV
5.999% due 01/27/2028		116	110

Verizon Communications, Inc.
3.376% due 02/15/2025		199	193

Vodafone Group PLC
3.750% due 01/16/2024		100	99

			797

Total Corporate Bonds & Notes (Cost $8,021)			7,892

MUNICIPAL BONDS & NOTES 0.4%

PENNSYLVANIA 0.2%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
2.620% (US0003M + 0.130%) due 10/25/2036 ~		169	168

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		190	186

Total Municipal Bonds & Notes (Cost $347)			354

U.S. GOVERNMENT AGENCIES 21.1%

Fannie Mae
2.699% due 11/25/2046 •		436	435
2.749% due 07/25/2046 •		146	146
2.769% due 09/25/2046 •		176	176
3.500% due 11/01/2045 - 09/01/2046		714	716
4.293% due 05/01/2038 •		236	248

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fannie Mae, TBA
3.000% due 02/01/2034 - 01/01/2049		$2,600	$2,565
3.500% due 02/01/2034 - 02/01/2049		6,700	6,718
4.000% due 01/01/2049		4,500	4,589

Freddie Mac
3.500% due 09/01/2047		197	197

Freddie Mac, TBA
4.000% due 01/01/2049		2,600	2,651

Total U.S. Government Agencies (Cost $18,313)			18,441

U.S. TREASURY OBLIGATIONS 18.7%

U.S. Treasury Bonds
2.500% due 02/15/2046		3,180	2,877
3.000% due 08/15/2048		200	200

U.S. Treasury Inflation Protected Securities (a)
0.625% due 04/15/2023		1,629	1,603

U.S. Treasury Notes
1.125% due 08/31/2021 (f)		9,100	8,785
1.500% due 08/15/2026		1,400	1,292
1.875% due 08/31/2024		100	97
2.250% due 08/15/2027		400	387
2.375% due 05/15/2027 (f)		1,100	1,078

Total U.S. Treasury Obligations (Cost $16,976)			16,319

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%

Banc of America Funding Trust
2.455% due 08/27/2036 ~		104	90

BANK
4.165% due 05/15/2061 ~		100	105

Citigroup Mortgage Loan Trust
4.274% due 07/25/2037 ^~		122	122

Civic Mortgage LLC
3.892% due 06/25/2022 Ø		65	65

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.000% due 10/25/2036 Ø		67	62

Grifonas Finance PLC
0.014% due 08/28/2039 •	EUR	39	39

RAIT Trust
3.405% due 06/15/2037 •		$98	98

Stonemont Portfolio Trust
3.320% due 08/20/2030 •		196	196

Total Non-Agency Mortgage-Backed Securities (Cost $762)			777

ASSET-BACKED SECURITIES 7.7%

Apidos CLO
3.430% due 01/19/2025 •		93	93

Atrium Corp.
3.299% due 04/22/2027 •		250	247

Babson Euro CLO BV
0.503% due 10/25/2029 •	EUR	250	284

Bayview Koitere Fund Trust
3.623% due 03/28/2033 Ø		$41	42

Bayview Opportunity Master Fund Trust
3.352% due 11/28/2032 Ø		18	18
4.066% due 09/28/2033 Ø		86	86

Bowman Park CLO Ltd.
3.857% due 11/23/2025 •		300	300

Citigroup Mortgage Loan Trust
2.636% due 08/25/2036 •		324	321

Countrywide Asset-Backed Certificates
2.656% due 06/25/2047 ^•		98	97
2.736% due 05/25/2037 •		651	612

Crown Point CLO Ltd.
3.975% due 10/20/2028 •		250	249

Dryden Senior Loan Fund
3.336% due 10/15/2027 •		250	248

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ECMC Group Student Loan Trust
3.256% due 02/27/2068 •		$89	$89

Fremont Home Loan Trust
2.656% due 10/25/2036 •		459	235

Halcyon Loan Advisors Funding Ltd.
3.389% due 04/20/2027 •		250	249

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	250	$284

Hyundai Auto Lease Securitization Trust
1.690% due 12/16/2019		$57	57

Jamestown CLO Ltd.
3.126% due 07/15/2026 •		155	155

JPMorgan Mortgage Acquisition Corp.
2.896% due 05/25/2035 •		600	595

Jubilee CLO BV
0.489% due 12/15/2029 •	EUR	250	284

Lehman XS Trust
2.676% due 12/25/2036 •		$44	42
3.306% due 10/25/2035 •		32	31

Loomis Sayles CLO Ltd.
3.336% due 04/15/2028 •		250	247

M360 Advisors LLC
4.395% due 07/24/2028		100	100

Marlette Funding Trust
3.060% due 07/17/2028		126	126

Morgan Stanley ABS Capital, Inc. Trust
2.636% due 10/25/2036 •		215	204

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Private Education Loan Trust
2.855% due 12/16/2058 •	$126	$126

Navient Student Loan Trust
3.556% due 12/27/2066 •	147	147

OHA Loan Funding Ltd.
3.827% due 01/23/2027 •	250	250

OneMain Financial Issuance Trust
2.370% due 09/14/2032	100	98

Option One Mortgage Loan Trust
3.271% due 08/25/2035 •	120	116

S-Jets Ltd.
3.967% due 08/15/2042	228	230

SLM Student Loan Trust
3.338% due 12/15/2025 •	187	188

TICP CLO Ltd.
3.309% due 04/20/2028 •	250	247

Total Asset-Backed Securities (Cost $6,350)		6,697

SHORT-TERM INSTRUMENTS 28.2%

REPURCHASE AGREEMENTS (e) 28.2%
		24,668

Total Short-Term Instruments (Cost $24,668)		24,668

Total Investments in Securities (Cost $75,676)		75,385

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 32.0%

MUTUAL FUNDS (c) 4.7%

PIMCO Income Fund	346,052	$4,087

Total Mutual Funds (Cost $4,193)		4,087

SHORT-TERM INSTRUMENTS 27.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 27.3%

PIMCO Short-Term Floating NAV Portfolio III	2,411,532	23,835

Total Short-Term Instruments (Cost $23,833)		23,835

Total Investments in Affiliates (Cost $28,026)		27,922

Total Investments 118.3% (Cost $103,702)		$103,307

Financial Derivative Instruments (g)(h) 0.2% (Cost or Premiums, net $(14))		192

Other Assets and Liabilities, net (18.5)%		(16,170)

Net Assets 100.0%		$87,329

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Principal amount of security is adjusted for inflation.

(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(c)	Institutional Class Shares of each Fund.

(d)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$2,368	U.S. Treasury Notes 2.875% due 09/30/2023	$(2,419)	$2,368	$2,368
GSC	3.120	12/31/2018	01/02/2019	12,500	Freddie Mac 4.500% due 10/01/2045	(12,913)	12,500	12,502
TDM	3.130	12/31/2018	01/02/2019	9,800	U.S. Treasury Notes 3.625% due 02/15/2021	(10,147)	9,800	9,802

Total Repurchase Agreements						$(25,479)	$24,668	$24,672

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
GRE	2.440%	10/18/2018	01/18/2019	$(761)	$(765)
	2.540	11/14/2018	02/14/2019	(1,526)	(1,531)
SCX	2.550	11/06/2018	02/06/2019	(762)	(765)
	2.630	11/23/2018	01/18/2019	(860)	(862)

Total Reverse Repurchase Agreements					$(3,923)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
TDM	6.500%	12/31/2018	01/02/2019	$(2,423)	$(2,424)
UBS	2.440	10/30/2018	01/30/2019	(284)	(285)

Total Sale-Buyback Transactions					$(2,709)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$2,368	$0	$0	$2,368	$(2,419)	$(51)
GRE	0	(2,296)	0	(2,296)	2,329	33
GSC	12,502	0	0	12,502	(12,913)	(411)
SCX	0	(1,627)	0	(1,627)	1,641	14
TDM	9,802	0	0	9,802	(10,147)	(345)

Master Securities Forward Transaction Agreement
TDM	0	0	(2,424)	(2,424)	2,413	(11)
UBS	0	0	(285)	(285)	294	9

Total Borrowings and Other Financing Transactions	$24,672	$(3,923)	$(2,709)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(1,627)	$(2,296)	$0	$(3,923)

Total	$0	$(1,627)	$(2,296)	$0	$(3,923)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(2,709)	0	0	(2,709)

Total	$0	$(2,709)	$0	$0	$(2,709)

Total Borrowings	$0	$(4,336)	$(2,296)	$0	$(6,632)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(6,632)

(f)	Securities with an aggregate market value of $6,677 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(3,331) at a weighted average interest rate of 2.089%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	03/2019	245	$30,689	$(1,190)	$224	$(1)
Mini MSCI EAFE Index March Futures	03/2019	254	21,793	(249)	10	(1)

				$(1,439)	$234	$(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-OAT France Government 10-Year Bond March Futures	03/2019	3	$(518)	$(1)	$1	$0
U.S. Treasury 5-Year Note March Futures	03/2019	25	(2,867)	(49)	0	(6)
United Kingdom Long Gilt March Futures	03/2019	3	(471)	(4)	0	(2)

				$(54)	$1	$(8)

Total Futures Contracts				$(1,493)	$235	$(10)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-25 5-Year Index	1.000%	Quarterly	12/20/2020	$2,200	$(7)	$27	$20	$0	$0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	1,000	19	(13)	6	0	0

					$12	$14	$26	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/15/2023	$700	$(15)	$32	$17	$0	$(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023	3,400	19	113	132	0	(7)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028	1,100	31	(57)	(26)	0	(4)

						$35	$88	$123	$0	$(12)

Total Swap Agreements						$47	$102	$149	$0	$(12)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$235	$0	$235	$0	$ (10)	$ (12)	$ (22)

Cash of $2,858 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	EUR	1,158		$1,322	$0	$(6)

CBK	01/2019		91		104	0	(1)
	02/2019	GBP	8		11	0	0
	02/2019		$89	COP	284,501	0	(2)
	03/2019	KRW	150,649		$134	0	(1)

DUB	03/2019		$143	IDR	2,105,541	2	0

GLM	02/2019		96	JPY	10,800	3	0
	03/2019		160	INR	11,404	3	0

HUS	02/2019	AUD	346		$250	6	0

IND	01/2019	MXN	1,832		90	0	(3)

JPM	01/2019		$103	MXN	2,101	4	0
	02/2019	TRY	162		$29	0	(1)

SOG	01/2019		$124	RUB	8,253	0	(6)

SSB	03/2019	TWD	10,534		$344	0	(2)

Total Forward Foreign Currency Contracts						$18	$(22)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600%	03/29/2019	$ 1,000	$94	$62

Total Purchased Options							$94	$62

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900%	01/16/2019	$100	$0	$0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019	500	(1)	(1)

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019	600	(1)	(1)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	100	0	0

JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019	600	(1)	(2)

MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.400	04/17/2019	200	(1)	0

						$ (4)	$(4)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300%	03/29/2019	$ 4,700	$(94)	$(71)

Total Written Options							$(98)	$(75)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	Quarterly	06/20/2021	1.032%	$100	$(2)	$2	$0	$0

BRC	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.997	500	(15)	15	0	0

DUB	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.379	100	(8)	7	0	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Brazil Government International Bond	1.000%	Quarterly	06/20/2021	1.379%	$200	$(14)	$12	$0	$(2)

HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2021	1.032	200	(5)	5	0	0

JPM	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.379	100	(7)	6	0	(1)
	Russia Government International Bond	1.000	Quarterly	06/20/2021	1.152	100	(6)	6	0	0

Total Swap Agreements							$(57)	$53	$0	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(6)	$(1)	$0	$(7)	$(7)	$0	$(7)
CBK	0	0	0	0	(4)	(1)	0	(5)	(5)	0	(5)
DUB	2	0	0	2	0	0	(1)	(1)	1	0	1
GLM	6	0	0	6	0	0	0	0	6	0	6
GST	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
HUS	6	0	0	6	0	0	0	0	6	0	6
IND	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
JPM	4	0	0	4	(1)	(2)	(1)	(4)	0	0	0
MYC	0	62	0	62	0	(71)	0	(71)	(9)	(10)	(19)
SOG	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
SSB	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

Total Over the Counter	$18	$62	$0	$80	$(22)	$(75)	$(4)	$(101)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$234	$0	$1	$235

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18	$0	$18
Purchased Options	0	0	0	0	62	62

	$0	$0	$0	$18	$62	$80

	$0	$0	$234	$18	$63	$315

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$2	$0	$8	$10
Swap Agreements	0	0	0	0	12	12

	$0	$0	$2	$0	$20	$22

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22	$0	$22
Written Options	0	4	0	0	71	75
Swap Agreements	0	4	0	0	0	4

	$0	$8	$0	$22	$71	$101

	$0	$8	$2	$22	$91	$123

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(3,697)	$0	$22	$(3,675)
Swap Agreements	0	135	0	0	15	150

	$0	$135	$(3,697)	$0	$37	$(3,525)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$167	$0	$167
Written Options	0	3	0	0	0	3
Swap Agreements	0	28	0	0	0	28

	$0	$31	$0	$167	$0	$198

	$0	$166	$(3,697)	$167	$37	$(3,327)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(2,127)	$0	$(57)	$(2,184)
Swap Agreements	0	(100)	0	0	(43)	(143)

	$0	$(100)	$(2,127)	$0	$(100)	$(2,327)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22	$0	$22
Purchased Options	0	0	0	0	7	7
Written Options	0	(1)	0	0	(2)	(3)
Swap Agreements	0	(29)	0	0	0	(29)

	$0	$(30)	$0	$22	$5	$(3)

	$0	$(130)	$(2,127)	$22	$(95)	$(2,330)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$237	$0	$237
Corporate Bonds & Notes
Banking & Finance	0	5,074	0	5,074
Industrials	0	2,021	0	2,021
Utilities	0	797	0	797
Municipal Bonds & Notes
Pennsylvania	0	168	0	168
West Virginia	0	186	0	186
U.S. Government Agencies	0	18,441	0	18,441
U.S. Treasury Obligations	0	16,319	0	16,319
Non-Agency Mortgage-Backed Securities	0	777	0	777
Asset-Backed Securities	0	6,697	0	6,697

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Short-Term Instruments
Repurchase Agreements	$0	$24,668	$0	$24,668

	$0	$75,385	$0	$75,385

Investments in Affiliates, at Value
Mutual Funds	$4,087	$0	$0	$4,087
Short-Term Instruments
Central Funds Used for Cash Management Purposes	23,835	0	0	23,835

	$27,922	$0	$0	$27,922

Total Investments	$27,922	$75,385	$0	$103,307

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

December 31, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$235	$0	$0	$235
Over the counter	0	80	0	80

	$235	$80	$0	$315

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(10)	$(12)	$0	$(22)
Over the counter	0	(101)	0	(101)

	$(10)	$(113)	$0	$(123)

Total Financial Derivative Instruments	$225	$(33)	$0	$192

Totals	$28,147	$75,352	$0	$103,499

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Balanced Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

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Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and

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interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a

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Notes to Financial Statements (Cont.)

senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales,

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accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The

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Notes to Financial Statements (Cont.)

pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in a combination of affiliated and unaffiliated Funds, which may or may not be registered under the Act. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”). The Portfolio may invest in such funds to the extent permitted under the Act. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Income Fund	$4,063	$224	$0	$0	$(200)	$4,087	$224	$0

PIMCO Short-Term Floating NAV Portfolio III	24,763	82,474	(83,400)	(5)	3	23,835	374	0

Totals	$28,826	$82,698	$(83,400)	$(5)	$(197)	$27,922	$598	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of

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loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio

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Notes to Financial Statements (Cont.)

may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

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(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of

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Notes to Financial Statements (Cont.)

an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap

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agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred,

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Notes to Financial Statements (Cont.)

the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct

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investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk   is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of

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Notes to Financial Statements (Cont.)

portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class

0.66%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an

ANNUAL REPORT	DECEMBER 31, 2018	35

Notes to Financial Statements (Cont.)

amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2019, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust indirectly incurred by the Portfolio in connection with its investments in series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, to

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Management Fees of the series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2018, the amount was $20,176.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$240,376	$243,105	$7,929	$2,739

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	291	$3,116	241	$2,463

Advisor Class	2	13	3	38
Issued as reinvestment of distributions

Administrative Class	1,363	12,310	69	716

Advisor Class	17	160	1	9
Cost of shares redeemed

Administrative Class	(1,246)	(13,196)	(1,242)	(12,606)

Advisor Class	(31)	(343)	(10)	(101)

Net increase (decrease) resulting from Portfolio share transactions	396	$2,060	(938)	$(9,481)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2018	37

Notes to Financial Statements (Cont.)

As of December 31, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 99% of the Portfolio, and the shareholders are a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Balanced Allocation Portfolio	$560	$0	$(328)	$(3)	$(6,337)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Balanced Allocation Portfolio	$2,673	$3,664

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Balanced Allocation Portfolio	$102,267	$896	$(1,221)	$(325)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), return of capital distributions from underlying funds, and straddle loss deferrals.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Balanced Allocation Portfolio	$5,530	$6,940	$0	$725	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2018	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Balanced Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Balanced Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	SCX	Standard Chartered Bank

CBK	Citibank N.A.	GST	Goldman Sachs International	SOG	Societe Generale

DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

FICC	Fixed Income Clearing Corporation	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC

GLM	Goldman Sachs Bank USA	JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

Currency Abbreviations:

AUD	Australian Dollar	INR	Indian Rupee	RUB	Russian Ruble

COP	Colombian Peso	JPY	Japanese Yen	TRY	Turkish New Lira

EUR	Euro	KRW	South Korean Won	TWD	Taiwanese Dollar

GBP	British Pound	MXN	Mexican Peso	USD (or $)	United States Dollar

IDR	Indonesian Rupiah

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.IG	Credit Derivatives Index - Investment Grade	S&P 500	Standard & Poor’s 500 Index	US0003M	3 Month USD Swap Rate

EAFE	Europe, Australasia, and Far East Stock Index

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International

ANNUAL REPORT	DECEMBER 31, 2018	41

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the "Code") and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the percentage of ordinary dividends paid during the calendar year designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Balanced Allocation Portfolio	0.00%	0.00%	$1,250	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

42	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2018	43

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

44	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2018	45

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

ANNUAL REPORT	DECEMBER 31, 2018	47

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

ANNUAL REPORT	DECEMBER 31, 2018	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2018	51

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT10AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO CommodityRealReturn® Strategy Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class

4	PIMCO VARIABLE INSURANCE TRUST

based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO CommodityRealReturn® Strategy Portfolio	06/30/04	04/30/12	11/10/14	06/30/04	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2018†§

U.S. Treasury Obligations	61.9%

Short-Term Instruments‡	11.3%

U.S. Government Agencies	10.0%

Corporate Bonds & Notes	7.4%

Asset-Backed Securities	4.8%

Sovereign Issues	3.2%

Non-Agency Mortgage-Backed Securities	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	10 Years	Inception≈
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	(14.05)%	(9.23)%	—	(8.93)%
PIMCO CommodityRealReturn® Strategy Portfolio Class M	(14.33)%	—	—	(10.01)%
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	(14.13)%	(9.35)%	(1.09)%	(1.84)%
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	(14.20)%	(9.46)%	(1.19)%	(3.62)%
Bloomberg Commodity Index Total Return±	(11.25)%	(8.80)%	(3.78)%	(3.00)%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 06/30/2004.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary Expenses), were 1.39% for Institutional Class shares, 1.84% for Class M shares, 1.54% for Administrative Class shares, and 1.64% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to peroid end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to commodities detracted from absolute performance as commodities, as measured by the Bloomberg Commodity Index Total Return, posted negative returns.

»

The Portfolio’s construction, which utilizes short-term Treasury Inflation-Protected Securities (TIPS) in lieu of Treasury Bills as collateral to back the commodity futures’ exposure, detracted from relative performance as short-term TIPS underperformed Treasury Bills.

»	Overweight exposure to the petroleum sector within commodities detracted from relative performance as the sector, measured by the Bloomberg Petroleum Subindex, underperformed broader commodities.

»

Underweight exposure to natural gas within commodities during the end of the reporting period detracted from relative performance as the sector, measured by the Bloomberg Natural Gas Subindex, outperformed broader commodities.

»	Underweight exposure to French breakeven inflation rates via inflation-linked derivatives contributed to relative performance, as French breakeven inflation rates fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$861.10	$8.96	$1,000.00	$1,015.58	$9.70	1.91%
Class M	1,000.00	860.00	11.06	1,000.00	1,013.31	11.98	2.36
Administrative Class	1,000.00	860.80	9.66	1,000.00	1,014.82	10.46	2.06
Advisor Class	1,000.00	860.50	10.13	1,000.00	1,014.32	10.97	2.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2018	$7.14	$0.16	$(1.14)	$(0.98)	$(0.16)	$0.00	$(0.16)

12/31/2017	7.84	0.14	(0.01)	0.13	(0.83)	0.00	(0.83)

12/31/2016	6.89	0.13	0.91	1.04	(0.09)	0.00	(0.09)

12/31/2015~	9.68	0.04	(2.63)	(2.59)	(0.20)	0.00	(0.20)

12/31/2014~	11.92	0.12	(2.30)	(2.18)	(0.06)	0.00	(0.06)
Class M

12/31/2018	7.12	0.13	(1.13)	(1.00)	(0.13)	0.00	(0.13)

12/31/2017	7.83	0.11	(0.01)	0.10	(0.81)	0.00	(0.81)

12/31/2016	6.89	0.24	0.76	1.00	(0.06)	0.00	(0.06)

12/31/2015~	9.72	0.03	(2.66)	(2.63)	(0.20)	0.00	(0.20)

11/10/2014 - 12/31/2014~	11.18	0.08	(1.52)	(1.44)	(0.02)	0.00	(0.02)
Administrative Class

12/31/2018	7.16	0.15	(1.14)	(0.99)	(0.15)	0.00	(0.15)

12/31/2017	7.87	0.13	(0.01)	0.12	(0.83)	0.00	(0.83)

12/31/2016	6.91	0.12	0.92	1.04	(0.08)	0.00	(0.08)

12/31/2015~	9.72	0.02	(2.63)	(2.61)	(0.20)	0.00	(0.20)

12/31/2014~	11.96	0.12	(2.32)	(2.20)	(0.04)	0.00	(0.04)
Advisor Class

12/31/2018	7.24	0.15	(1.16)	(1.01)	(0.14)	0.00	(0.14)

12/31/2017	7.95	0.12	(0.02)	0.10	(0.81)	0.00	(0.81)

12/31/2016	6.99	0.14	0.90	1.04	(0.08)	0.00	(0.08)

12/31/2015~	9.82	0.01	(2.64)	(2.63)	(0.20)	0.00	(0.20)

12/31/2014~	12.10	0.10	(2.34)	(2.24)	(0.04)	0.00	(0.04)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.00	(14.05)%	$3,000	1.77%		1.92%		0.74%		0.89%		2.32%		237%

7.14	2.40	2,883	1.25		1.39		0.74		0.88		1.92		157

7.84	15.22	2,813	1.03		1.17		0.74		0.88		1.82		206

6.89	(25.57)	2,513	0.91		1.02		0.74		0.85		0.46		162

9.68	(18.35)	2,233	0.78		0.91		0.74		0.87		1.08		151

5.99	(14.33)	454	2.22		2.37		1.19		1.34		1.88		237

7.12	1.94	524	1.70		1.84		1.19		1.33		1.50		157

7.83	14.62	526	1.48		1.62		1.19		1.33		3.27		206

6.89	(25.91)	306	1.36		1.47		1.19		1.30		0.38		162

9.72	(12.91)	23	1.23	*	1.36	*	1.19	*	1.32	*	0.61	*	151

6.02	(14.13)	217,121	1.92		2.07		0.89		1.04		2.19		237

7.16	2.15	263,712	1.40		1.54		0.89		1.03		1.79		157

7.87	15.16	261,084	1.18		1.32		0.89		1.03		1.62		206

6.91	(25.70)	241,100	1.06		1.17		0.89		1.00		0.22		162

9.72	(18.42)	302,303	0.93		1.06		0.89		1.02		0.94		151

6.09	(14.20)	103,329	2.02		2.17		0.99		1.14		2.09		237

7.24	2.05	124,551	1.50		1.64		0.99		1.13		1.69		157

7.95	14.87	127,029	1.28		1.42		0.99		1.13		1.82		206

6.99	(25.66)	106,999	1.16		1.27		0.99		1.10		0.14		162

9.82	(18.62)	125,905	1.03		1.16		0.99		1.12		0.85		151

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities*	$582,015
Investments in Affiliates	4,763
Financial Derivative Instruments
Exchange-traded or centrally cleared	825
Over the counter	1,446
Cash	1
Deposits with counterparty	3,408
Foreign currency, at value	1,191
Receivable for investments sold	31,349
Receivable for investments sold on a delayed-delivery basis	64
Receivable for TBA investments sold	72,898
Receivable for Portfolio shares sold	726
Interest and/or dividends receivable	1,442
Dividends receivable from Affiliates	4
Reimbursement receivable from PIMCO	31
Other assets	10
Total Assets	700,173

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$229,357
Payable for short sales	6,441
Financial Derivative Instruments
Exchange-traded or centrally cleared	998
Over the counter	17,276
Payable for investments purchased	122
Payable for investments in Affiliates purchased	4
Payable for TBA investments purchased	120,060
Deposits from counterparty	1,557
Payable for Portfolio shares redeemed	166
Accrued investment advisory fees	159
Accrued supervisory and administrative fees	79
Accrued distribution fees	22
Accrued servicing fees	28
Total Liabilities	376,269

Net Assets	$323,904

Net Assets Consist of:

Paid in capital	$366,431
Distributable earnings (accumulated loss)	(42,527)

Net Assets	$323,904

Net Assets:

Institutional Class	$3,000
Class M	454
Administrative Class	217,121
Advisor Class	103,329

Shares Issued and Outstanding:

Institutional Class	500
Class M	76
Administrative Class	36,053
Advisor Class	16,955

Net Asset Value Per Share Outstanding:

Institutional Class	$6.00
Class M	5.99
Administrative Class	6.02
Advisor Class	6.09

Cost of investments in securities	$591,381
Cost of investments in Affiliates	$4,762
Cost of foreign currency held	$1,187
Proceeds received on short sales	$6,272
Cost or premiums of financial derivative instruments, net	$679

* Includes repurchase agreements of:	$29,836

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:
Interest	$15,646
Dividends from Investments in Affiliates	35
Total Income	15,681

Expenses:
Investment advisory fees	2,268
Supervisory and administrative fees	1,116
Distribution and/or servicing fees - Class M	2
Servicing fees - Administrative Class	385
Distribution and/or servicing fees - Advisor Class	303
Trustee fees	11
Interest expense	3,918
Total Expenses	8,003
Waiver and/or Reimbursement by PIMCO	(563)
Net Expenses	7,440

Net Investment Income (Loss)	8,241

Net Realized Gain (Loss):
Investments in securities	(7,681)
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	3,291
Over the counter financial derivative instruments	(15,561)
Short sales	(2)
Foreign currency	(307)

Net Realized Gain (Loss)	(20,257)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(9,250)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	(1,780)
Over the counter financial derivative instruments	(31,226)
Foreign currency assets and liabilities	1

Net Change in Unrealized Appreciation (Depreciation)	(42,257)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(54,273)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,241	$6,658
Net realized gain (loss)	(20,257)	(13,141)
Net change in unrealized appreciation (depreciation)	(42,257)	14,934

Net Increase (Decrease) in Net Assets Resulting from Operations	(54,273)	8,451

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(67)	(287)
Class M	(9)	(57)
Administrative Class	(5,381)	(28,472)
Advisor Class	(2,395)	(13,385)

Total Distributions(a)	(7,852)	(42,201)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(5,641)	33,968

Total Increase (Decrease) in Net Assets	(67,766)	218

Net Assets:

Beginning of year	391,670	391,452
End of year	$323,904	$391,670

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(54,273)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,200,899)
Proceeds from sales of long-term securities	1,212,532
(Purchases) Proceeds from sales of short-term portfolio investments, net	14,203
(Increase) decrease in deposits with counterparty	(310)
(Increase) decrease in receivable for investments sold	569
(Increase) decrease in interest and/or dividends receivable	347
(Increase) decrease in dividends receivable from Affiliates	2
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	1,656
Proceeds from (Payments on) over the counter financial derivative instruments	(15,310)
(Increase) decrease in reimbursement receivable from PIMCO	17
Increase (decrease) in payable for investments purchased	16,158
Increase (decrease) in deposits from counterparty	(14,317)
Increase (decrease) in accrued investment advisory fees	(37)
Increase (decrease) in accrued supervisory and administrative fees	(18)
Increase (decrease) in accrued distribution fees	(5)
Increase (decrease) in accrued servicing fees	(5)
Proceeds from (Payments on) short sales transactions, net	(5,201)
Proceeds from (Payments on) foreign currency transactions	(306)
Increase (decrease) in other liabilities	(2)
Net Realized (Gain) Loss
Investments in securities	7,681
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	(3,291)
Over the counter financial derivative instruments	15,561
Short sales	2
Foreign currency	307
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	9,250
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	1,780
Over the counter financial derivative instruments	31,226
Foreign currency assets and liabilities	(1)
Net amortization (accretion) on investments	182

Net Cash Provided by (Used for) Operating Activities	17,497

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	76,831
Payments on shares redeemed	(91,202)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	6,566
Payments on reverse repurchase agreements	(30,403)
Proceeds from sale-buyback transactions	3,426,843
Payments on sale-buyback transactions	(3,405,395)

Net Cash Received from (Used for) Financing Activities	(16,760)

Net Increase (Decrease) in Cash and Foreign Currency	737

Cash and Foreign Currency:

Beginning of year	455
End of year	$1,192

* Reinvestment of distributions	$7,852

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$3,953

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 179.7%

CORPORATE BONDS & NOTES 13.5%

BANKING & FINANCE 6.4%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$100	$100
4.250% due 07/01/2020		700	702
4.625% due 10/30/2020		100	101
Aircastle Ltd.
5.125% due 03/15/2021		1,000	1,017
7.625% due 04/15/2020		600	628
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(f)(g)	EUR	400	455
Bank of America Corp.
5.875% due 03/15/2028 •(f)		$230	210
Bank of Ireland
7.375% due 06/18/2020 •(f)(g)	EUR	200	240
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)		200	235
6.625% due 06/29/2021 •(f)(g)		200	249
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,100	1,093
Deutsche Bank AG
4.250% due 10/14/2021		1,600	1,565
Ford Motor Credit Co. LLC
0.054% due 12/01/2021 •	EUR	900	963
3.200% due 01/15/2021		$2,100	2,036
Goldman Sachs Group, Inc.
3.988% (US0003M + 1.200%) due 09/15/2020 ~		1,400	1,407
ING Bank NV
2.625% due 12/05/2022		500	493
John Deere Capital Corp.
3.114% (US0003M + 0.290%) due 06/22/2020 ~		1,200	1,201
Lloyds Banking Group PLC
3.590% (US0003M + 0.800%) due 06/21/2021 ~		500	495
7.000% due 06/27/2019 •(f)(g)	GBP	200	255
Macquarie Bank Ltd.
2.758% (US0003M + 0.350%) due 04/04/2019 ~		$700	700
Mitsubishi UFJ Financial Group, Inc.
4.618% (US0003M + 1.880%) due 03/01/2021 ~		247	253
National Rural Utilities Cooperative Finance Corp.
3.178% (US0003M + 0.375%) due 06/30/2021 ~		200	199
Royal Bank of Scotland Group PLC
4.372% (US0003M + 1.550%) due 06/25/2024 ~		400	382
4.519% due 06/25/2024 •		300	295
State Bank of India
3.358% (US0003M + 0.950%) due 04/06/2020 ~		800	801
Toronto-Dominion Bank
2.250% due 03/15/2021		800	789
UBS AG
3.347% due 06/08/2020 •		1,000	1,000
Unibail-Rodamco SE
3.206% (US0003M + 0.770%) due 04/16/2019 ~		800	801
UniCredit SpA
7.830% due 12/04/2023		2,000	2,094

			20,759

INDUSTRIALS 4.9%
BAT Capital Corp.
2.297% due 08/14/2020		900	879
3.204% due 08/14/2020 •		600	594
Bayer U.S. Finance LLC
3.452% (US0003M + 0.630%) due 06/25/2021 ~		2,100	2,073

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Charter Communications Operating LLC
3.579% due 07/23/2020		$2,700	$2,698
Dell International LLC
4.420% due 06/15/2021		900	900
DISH DBS Corp.
5.125% due 05/01/2020		500	495
Dominion Energy Gas Holdings LLC
3.388% (US0003M + 0.600%) due 06/15/2021 ~		600	599
Enbridge, Inc.
2.814% (US0003M + 0.400%) due 01/10/2020 ~		600	598
3.488% (US0003M + 0.700%) due 06/15/2020 ~		900	897
Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021		1,000	1,030
Hyundai Capital America
2.000% due 07/01/2019		200	199
Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		2,800	2,797
4.057% due 05/25/2023		100	100
Kraft Heinz Foods Co.
2.800% due 07/02/2020		800	793
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	479
Spectra Energy Partners LP
3.451% (US0003M + 0.700%) due 06/05/2020 ~		100	99
Textron, Inc.
3.168% (US0003M + 0.550%) due 11/10/2020 ~		690	684

			15,914

UTILITIES 2.2%
AT&T, Inc.
3.386% (US0003M + 0.950%) due 07/15/2021 ~		1,100	1,097
3.488% (US0003M + 0.750%) due 06/01/2021 ~		600	596
5.150% due 02/15/2050		300	279
5.300% due 08/15/2058		100	93
Consolidated Edison Co. of New York, Inc.
3.222% (US0003M + 0.400%) due 06/25/2021 ~		200	198
Duke Energy Corp.
3.114% (US0003M + 0.500%) due 05/14/2021 ~		1,200	1,195
NextEra Energy Capital Holdings, Inc.
3.053% (US0003M + 0.315%) due 09/03/2019 ~		690	689
3.107% (US0003M + 0.400%) due 08/21/2020 ~		700	699
Petrobras Global Finance BV
5.999% due 01/27/2028		883	834
6.125% due 01/17/2022		238	245
6.625% due 01/16/2034	GBP	100	128
Sempra Energy
3.238% (US0003M + 0.450%) due 03/15/2021 ~		$300	294
Southern Power Co.
3.342% (US0003M + 0.550%) due 12/20/2020 ~		300	297
Sprint Capital Corp.
6.900% due 05/01/2019		300	303

			6,947

Total Corporate Bonds & Notes (Cost $44,034)			43,620

U.S. GOVERNMENT AGENCIES 18.1%
Fannie Mae
2.856% due 05/25/2042 •		4	4
3.253% due 10/01/2044 •		4	4
4.079% due 01/01/2036 •		49	51
4.120% due 05/25/2035 ~		22	24

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.468% due 07/01/2035 •	$13	$13
4.490% due 11/01/2034 •	18	19
4.780% due 11/01/2035 •	16	16
Fannie Mae, TBA
3.500% due 02/01/2034 - 02/01/2049	30,580	30,579
4.000% due 02/01/2049	23,700	24,149
Freddie Mac
2.636% due 08/25/2031 •	1	1
2.649% due 07/15/2044 •	623	621
2.905% due 08/15/2033 - 09/15/2042 •	1,178	1,180
3.156% due 02/25/2045 •	52	52
4.251% due 07/01/2036 •	96	100
4.254% due 09/01/2036 •	88	91
4.331% due 01/01/2034 •	5	5
4.447% due 10/01/2036 •	63	66
Ginnie Mae
3.247% due 04/20/2067 •	474	487
NCUA Guaranteed Notes
2.830% due 10/07/2020 •	246	246
2.940% due 12/08/2020 •	702	706
Small Business Administration
5.510% due 11/01/2027	128	136

Total U.S. Government Agencies (Cost $58,009)		58,550

U.S. TREASURY OBLIGATIONS 112.0%
U.S. Treasury Bonds
3.000% due 05/15/2045 (m)	80	80
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2019 (i)	52,087	51,358
0.125% due 04/15/2020 (i)	91,109	89,090
0.125% due 04/15/2021 (i)	41,751	40,620
0.125% due 01/15/2022 (i)(m)	872	846
0.125% due 04/15/2022 (i)(m)	19,393	18,768
0.125% due 07/15/2022	2,636	2,561
0.125% due 01/15/2023	2,696	2,605
0.125% due 07/15/2024	4,291	4,116
0.125% due 07/15/2026	3,851	3,618
0.250% due 01/15/2025	7,523	7,207
0.375% due 07/15/2023	7,268	7,108
0.375% due 07/15/2025	4,709	4,543
0.375% due 07/15/2025 (k)(m)	2,453	2,366
0.375% due 01/15/2027 (i)(m)	1,193	1,134
0.500% due 01/15/2028 (i)	18,892	18,042
0.625% due 07/15/2021	4,389	4,342
0.625% due 04/15/2023	3,136	3,085
0.625% due 01/15/2024	4,036	3,974
0.625% due 01/15/2026 (i)	11,824	11,518
0.625% due 02/15/2043 (i)(m)	154	135
0.750% due 07/15/2028	2,257	2,211
0.750% due 02/15/2045 (i)	2,255	2,022
0.875% due 02/15/2047	3,153	2,902
1.000% due 02/15/2048	1,971	1,872
1.250% due 07/15/2020 (i)	29,012	28,957
1.375% due 01/15/2020	4,278	4,252
1.375% due 02/15/2044 (i)(m)	543	562
1.375% due 02/15/2044 (m)	109	112
1.750% due 01/15/2028	5,882	6,251
1.875% due 07/15/2019 (k)	4,678	4,664
2.000% due 01/15/2026	4,577	4,886
2.125% due 02/15/2040 (i)	410	483
2.125% due 02/15/2041 (m)	1,016	1,203
2.375% due 01/15/2025 (i)	14,355	15,527
2.375% due 01/15/2027 (m)	125	139
2.500% due 01/15/2029	5,647	6,433
3.375% due 04/15/2032 (i)	1,664	2,138
3.875% due 04/15/2029	785	1,000
3.875% due 04/15/2029 (m)	154	196

Total U.S. Treasury Obligations (Cost $371,176)		362,926

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.5%
Alliance Bancorp Trust
2.746% due 07/25/2037 •	224	198

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
4.368% due 06/25/2035 ~		$56	$52
4.521% due 11/25/2035 ^~		17	17
4.871% due 11/25/2034 ~		17	18

BCAP LLC Trust
5.250% due 08/26/2037 ~		286	291

Bear Stearns Adjustable Rate Mortgage Trust
3.903% due 03/25/2035 ~		53	51
4.176% due 07/25/2036 ^~		58	54
4.810% due 01/25/2035 ~		159	160

Citigroup Mortgage Loan Trust
4.238% due 09/25/2037 ^~		286	275

Civic Mortgage LLC
4.349% due 11/25/2022 Ø		714	715

Countrywide Alternative Loan Trust
2.626% due 06/25/2036 •		749	696
2.665% due 12/20/2046 ^•		1,109	980
6.000% due 02/25/2037 ^		176	125

Countrywide Home Loan Mortgage Pass-Through Trust
3.910% due 08/25/2034 ^~		17	16
4.531% due 11/19/2033 ~		1	1

Credit Suisse Mortgage Capital Certificates
2.656% due 09/29/2036 •		741	696
5.624% due 10/26/2036 ~		77	69

Eurosail PLC
1.850% due 06/13/2045 •	GBP	352	441

First Horizon Alternative Mortgage Securities Trust
4.290% due 06/25/2034 ~		$9	9
6.000% due 02/25/2037 ^		60	46

GreenPoint Mortgage Funding Trust
2.686% due 09/25/2046 •		150	140
3.046% due 11/25/2045 •		8	7

GS Mortgage Securities Trust
3.849% due 12/10/2043		207	208

GSR Mortgage Loan Trust
4.807% due 01/25/2035 ~		23	23

HarborView Mortgage Loan Trust
2.710% due 03/19/2036 ^•		42	39

HomeBanc Mortgage Trust
2.836% due 10/25/2035 •		62	62

IndyMac Mortgage Loan Trust
4.460% due 11/25/2035 ^~		48	47

JPMorgan Mortgage Trust
4.336% due 02/25/2035 ~		68	68
4.452% due 07/25/2035 ~		27	28
4.603% due 08/25/2035 ~		44	44

MASTR Adjustable Rate Mortgages Trust
4.438% due 11/21/2034 ~		19	19

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.195% due 09/15/2030 •		108	106

Residential Accredit Loans, Inc. Trust
3.517% due 09/25/2045 •		109	102

Residential Asset Securitization Trust
2.906% due 05/25/2035 •		87	75

Sequoia Mortgage Trust
2.670% due 07/20/2036 •		201	192

Structured Adjustable Rate Mortgage Loan Trust
3.557% due 01/25/2035 ^•		11	10
4.232% due 02/25/2034 ~		11	11
4.436% due 12/25/2034 ~		10	10

Structured Asset Mortgage Investments Trust
2.716% due 04/25/2036 •		15	14
3.130% due 10/19/2034 •		14	14

Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,529

WaMu Mortgage Pass-Through Certificates Trust
2.927% due 05/25/2047 •		199	187
3.918% due 08/25/2035 ~		12	11
4.062% due 12/25/2035 ~		108	104

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		19	16

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
4.168% due 06/25/2033 ~		$28	$28
4.649% due 03/25/2036 ^~		80	78

Total Non-Agency Mortgage-Backed Securities (Cost $7,667)			8,082

ASSET-BACKED SECURITIES 8.8%

Argent Mortgage Loan Trust
2.986% due 05/25/2035 •		107	102

Argent Securities Trust
2.656% due 07/25/2036 •		394	331

Atrium Corp.
3.299% due 04/22/2027 •		400	395

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	350	396

Brookside Mill CLO Ltd.
3.269% due 01/17/2028 •		$2,060	2,037

Catamaran CLO Ltd.
3.359% due 01/27/2028 •		600	596

CIFC Funding Ltd.
3.216% due 04/15/2027 •		640	635

CIT Mortgage Loan Trust
3.856% due 10/25/2037 •		638	646

Citigroup Mortgage Loan Trust
2.736% due 12/25/2036 •		51	36

Citigroup Mortgage Loan Trust, Inc.
2.836% due 10/25/2036 •		400	379

CoreVest American Finance Trust
2.968% due 10/15/2049		164	160

Countrywide Asset-Backed Certificates
2.696% due 11/25/2037 •		969	921
2.756% due 03/25/2037 •		200	188
3.915% due 04/25/2036 ~		6	6

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021		272	273

Credit-Based Asset Servicing & Securitization LLC
2.626% due 07/25/2037 •		14	9
2.726% due 07/25/2037 •		59	38

Flagship Ltd.
3.589% due 01/20/2026 •		362	362

Fremont Home Loan Trust
2.641% due 10/25/2036 •		144	134

GSAMP Trust
2.576% due 12/25/2036 •		58	34
3.481% due 03/25/2035 ^•		133	115

Halcyon Loan Advisors Funding Ltd.
3.389% due 04/20/2027 •		300	298

IndyMac Mortgage Loan Trust
2.576% due 07/25/2036 •		283	124

Jamestown CLO Ltd.
3.126% due 07/15/2026 •		497	495
3.320% due 07/25/2027 •		250	248
3.669% due 01/17/2027 •		961	960

Jubilee CLO BV
0.489% due 12/15/2029 •	EUR	1,950	2,214

Lehman XS Trust
2.666% due 05/25/2036 •		$164	162
5.012% due 06/25/2036 Ø		155	140

Long Beach Mortgage Loan Trust
2.626% due 08/25/2036 •		646	342

Marathon CLO Ltd.
3.516% due 11/21/2027 •		1,920	1,897

Morgan Stanley Mortgage Loan Trust
5.910% due 11/25/2036 Ø		826	399
6.000% due 02/25/2037 ^~		88	69

Navient Student Loan Trust
3.656% due 03/25/2066 •		527	529

OCP CLO Ltd.
3.236% due 07/15/2027 •		300	298
3.328% due 10/26/2027 •		1,020	1,013

Renaissance Home Equity Loan Trust
3.606% due 09/25/2037 •		1,082	582

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
2.736% due 06/25/2036 •		$400	$386
2.836% due 04/25/2036 •		200	198

Saxon Asset Securities Trust
2.816% due 09/25/2047 •		241	233

Securitized Asset-Backed Receivables LLC Trust
2.656% due 07/25/2036 •		367	202
2.756% due 05/25/2036 •		634	404

SLM Private Education Loan Trust
1.850% due 06/17/2030		143	143
4.705% due 06/16/2042 •		220	224

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	9	10
0.000% due 01/25/2024 •		220	251
0.000% due 06/17/2024 •		76	86
2.530% due 04/25/2019 •		$321	321
3.040% due 10/25/2064 •		500	502
3.990% due 04/25/2023 •		1,629	1,639

SoFi Professional Loan Program LLC
2.050% due 01/25/2041		467	462

Sound Point CLO Ltd.
3.296% due 04/15/2027 •		800	796

Soundview Home Loan Trust
2.706% due 06/25/2037 •		863	642

Structured Asset Securities Corp. Mortgage Loan Trust
3.849% due 04/25/2035 •		183	179

THL Credit Wind River CLO Ltd.
3.306% due 10/15/2027 •		500	500

Venture CLO Ltd.
3.256% due 04/15/2027 •		940	933
3.316% due 07/15/2027 •		400	396
3.650% due 10/22/2031 •		500	500

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø		363	361
3.250% due 06/25/2047 Ø		126	126

Voya CLO Ltd.
3.210% due 07/25/2026 •		627	626

Z Capital Credit Partners CLO Ltd.
3.386% due 07/16/2027 •		710	706

Total Asset-Backed Securities (Cost $28,519)			28,389

SOVEREIGN ISSUES 5.8%

Argentina Government International Bond
5.875% due 01/11/2028		300	217
6.875% due 01/26/2027		910	697
41.328% (BADLARPP) due 10/04/2022 ~	ARS	100	4
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		3,233	83
59.257% (ARLLMONP) due 06/21/2020 ~(a)		16,487	472

Australia Government International Bond
1.250% due 02/21/2022	AUD	1,798	1,293
3.000% due 09/20/2025		2,059	1,673

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	100	119

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2019 (c)	BRL	1,110	282

Canadian Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	916	860

France Government International Bond
1.850% due 07/25/2027 (e)	EUR	445	621

Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020		199	233
2.350% due 09/15/2024 (e)		377	456

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	100,807	949

Mexico Government International Bond
7.750% due 05/29/2031	MXN	7,972	374

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	2,712	1,922

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,000	303

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
3.875% due 04/23/2023		$400	$405
5.103% due 04/23/2048		300	316

Saudi Government International Bond
4.000% due 04/17/2025		260	258

United Kingdom Gilt
0.125% due 03/22/2026 (e)	GBP	2,093	3,116
0.125% due 03/22/2046 (e)		64	127
0.125% due 08/10/2048 (e)		135	278
0.125% due 11/22/2056 (e)		43	99
0.125% due 11/22/2065 (e)		208	551
0.750% due 11/22/2047 (e)		219	512
1.750% due 09/07/2037		1,190	1,519
1.875% due 11/22/2022 (e)		374	556
4.250% due 12/07/2027		300	483

Total Sovereign Issues (Cost $20,300)			18,778

SHORT-TERM INSTRUMENTS 19.0%

CERTIFICATES OF DEPOSIT 0.7%

Barclays Bank PLC
2.890% (US0003M + 0.400%) due 10/25/2019 ~		$2,400	2,401

COMMERCIAL PAPER 1.3%

Bank of Montreal
2.038% due 01/03/2019	CAD	800	586
2.068% due 01/04/2019		300	220

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

C.I.B.C.
2.060% due 01/03/2019	CAD	1,400	$1,025

Toronto-Dominion Bank
2.055% due 01/02/2019		2,700	1,978
2.063% due 01/03/2019		500	366

			4,175

REPURCHASE AGREEMENTS (h) 9.2%
			29,836

ARGENTINA TREASURY BILLS 0.1%
(7.382)% due 02/28/2019 - 04/30/2019 (b)(c)	ARS	5,968	179

JAPAN TREASURY BILLS 2.0%
(0.321)% due 02/04/2019 (c)(d)	JPY	730,000	6,661

U.S. TREASURY BILLS 5.7%
2.298% due 01/03/2019 - 02/26/2019 (b)(c)(m)		$18,436	18,418

Total Short-Term Instruments (Cost $61,676)			61,670

Total Investments in Securities (Cost $591,381)			582,015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%

PIMCO Short-Term Floating NAV Portfolio III	481,857	$4,763

Total Short-Term Instruments (Cost $4,762)		4,763

Total Investments in Affiliates (Cost $4,762)		4,763

Total Investments 181.2% (Cost $596,143)		$586,778

Financial Derivative Instruments (j)(l) (4.9)% (Cost or Premiums, net $679)		(16,003)

Other Assets and Liabilities, net (76.3)%		(246,871)

Net Assets 100.0%		$323,904

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Coupon represents a yield to maturity.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	3.100%	12/31/2018	01/02/2019	$10,400	U.S. Treasury Notes 2.750% due 02/15/2024	$(10,642)	$10,400	$10,402
FICC	2.000	12/31/2018	01/02/2019	310	U.S. Treasury Notes 2.875% due 09/30/2023	(316)	310	310
SAL	3.150	12/31/2018	01/02/2019	10,400	U.S. Treasury Notes 2.125% due 11/30/2024	(10,649)	10,400	10,402
SSB	1.350	12/31/2018	01/02/2019	1,126	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(1,152)	1,126	1,126
TDM	3.130	12/31/2018	01/02/2019	7,600	U.S. Treasury Notes 2.000% due 04/30/2024	(7,808)	7,600	7,601

Total Repurchase Agreements						$(30,567)	$29,836	$29,841

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	2.570%	11/19/2018	01/18/2019	$(8,065)	$(8,090)
BPG	2.980	01/02/2019	01/03/2019	(31,324)	(31,324)
MSC	2.520	11/06/2018	01/07/2019	(8,169)	(8,202)
	2.800	12/11/2018	01/11/2019	(10,647)	(10,665)
	3.040	12/17/2018	01/07/2019	(2,338)	(2,341)
	3.100	12/18/2018	01/02/2019	(878)	(879)
TDM	2.420	10/16/2018	01/14/2019	(148,301)	(149,079)
	2.450	10/17/2018	01/17/2019	(6,550)	(6,584)
	2.500	11/01/2018	01/31/2019	(12,141)	(12,193)

Total Sale-Buyback Transactions					$(229,357)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.0)%
Fannie Mae, TBA	3.000%	01/01/2049	$6,600	$(6,272)	$(6,441)

Total Short Sales (2.0)%				$(6,272)	$(6,441)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$10,402	$0	$0	$10,402	$(10,642)	$(240)
FICC	310	0	0	310	(316)	(6)
SAL	10,402	0	0	10,402	(10,649)	(247)
SSB	1,126	0	0	1,126	(1,152)	(26)
TDM	7,601	0	0	7,601	(7,808)	(207)

Master Securities Forward Transaction Agreement
BCY	0	0	(8,090)	(8,090)	7,986	(104)
BPG	0	0	(31,324)	(31,324)	31,204	(120)
MSC	0	0	(22,087)	(22,087)	22,000	(87)
TDM	0	0	(167,856)	(167,856)	167,964	108

Total Borrowings and Other Financing Transactions	$29,841	$0	$(229,357)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(217,164)	$(12,193)	$0	$(229,357)

Total Borrowings	$0	$(217,164)	$(12,193)	$0	$(229,357)

Payable for sale-buyback financing transactions					$(229,357)

(i)	Securities with an aggregate market value of $229,153 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(191,599) at a weighted average interest rate of 1.964%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Payable for sale-buyback transactions includes $(174) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$106.000	02/22/2019	19	$	19	$0	$0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	106.500	02/22/2019	90		90	1	0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	107.000	02/22/2019	1		1	0	0
Put - CBOT U.S. Treasury 2-Year Note March 2019 Futures	103.375	02/22/2019	5		10	0	0
Call - CBOT U.S. Treasury 30-Year Bond March 2019 Futures	169.000	02/22/2019	3		3	0	0
Call - CBOT U.S. Treasury 30-Year Bond March 2019 Futures	171.000	02/22/2019	202		202	2	3
Call - CBOT U.S. Treasury 30-Year Bond March 2019 Futures	180.000	02/22/2019	1		1	0	0
Call - CBOT U.S. Treasury 30-Year Bond March 2019 Futures	185.000	02/22/2019	9		9	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	103.750	02/22/2019	4		4	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	104.000	02/22/2019	180		180	1	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond March 2019 Futures	200.000	02/22/2019	1		1	0	0

Total Purchased Options						$4	$3

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT Corn July 2019 Futures	$390.000	06/21/2019	2	$	10	$(2)	$(2)
Call - NYMEX Crude February 2019 Futures	65.000	01/16/2019	12		12	(12)	0
Call - NYMEX Crude March 2019 Futures	58.500	02/14/2019	12		12	(13)	(4)
Put - NYMEX Natural Gas February 2019 Futures	3.200	01/28/2019	1		10	(1)	(4)
Put - NYMEX Natural Gas February 2019 Futures	3.250	01/28/2019	1		10	(1)	(4)
Put - NYMEX Natural Gas March 2019 Futures	2.850	02/25/2019	12		120	(15)	(27)
Put - NYMEX Natural Gas March 2019 Futures	3.150	02/25/2019	1		10	(2)	(4)
Put - NYMEX Natural Gas March 2019 Futures	3.250	02/25/2019	2		20	(5)	(10)
Put - NYMEX Natural Gas March 2019 Futures	3.500	02/25/2019	1		10	(4)	(7)

						$(55)	$(62)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 30-Year Bond February 2019 Futures	$141.000	01/25/2019	9	$	9	$(7)	$(1)
Call - CBOT U.S. Treasury 5-Year Note February 2019 Futures	113.500	01/25/2019	26		26	(9)	(30)

						$(16)	$(31)

Total Written Options						$(71)	$(93)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	2	$	487	$(1)	$0	$0
90-Day Eurodollar June Futures	06/2019	210		51,090	114	3	0
90-Day Eurodollar March Futures	03/2019	2		486	(2)	0	0
90-Day Eurodollar September Futures	09/2019	2		487	(1)	0	0
Brent Crude December Futures	10/2019	53		2,922	(195)	31	0
Brent Crude December Futures	10/2020	80		4,502	(827)	58	0
Brent Crude July Futures	05/2019	3		164	(25)	2	0
Brent Crude March Futures	01/2019	2		108	0	2	0
Call Options Strike @ EUR 113.900 on Euro-Schatz March 2019 Futures	02/2019	27		0	0	0	0
Call Options Strike @ EUR 165.000 on Euro-OAT France Government 10-Year Bond March 2019 Futures	02/2019	85		1	0	0	0
Chicago Ethanol (Platts) February Futures	02/2019	9		478	(19)	0	(3)
Chicago Ethanol (Platts) January Futures	01/2019	1		52	(3)	0	0
Cocoa May Futures	05/2019	7		171	2	1	0
Copper May Futures	05/2019	5		745	(12)	0	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Corn December Futures	12/2019	29	$	576	$(3)	$0	$0
Cotton No. 2 May Futures	05/2019	7		257	(20)	0	0
Euro-Bund 10-Year Bond March Futures	03/2019	40		7,495	88	0	(9)
Gas Oil December Futures	12/2019	4		212	(18)	6	0
Hard Red Winter Wheat July Futures	07/2019	6		154	(8)	0	(2)
Hard Red Winter Wheat March Futures	03/2019	15		367	(20)	0	(6)
Henry Hub Natural Gas April Futures	03/2020	4		25	(1)	0	0
Henry Hub Natural Gas August Futures	07/2020	4		25	(1)	0	0
Henry Hub Natural Gas December Futures	11/2020	4		28	1	0	0
Henry Hub Natural Gas February Futures	01/2020	4		30	4	0	(1)
Henry Hub Natural Gas January Futures	12/2019	4		31	4	0	(1)
Henry Hub Natural Gas July Futures	06/2020	4		25	(1)	0	0
Henry Hub Natural Gas June Futures	05/2020	4		25	(1)	0	0
Henry Hub Natural Gas March Futures	02/2020	4		28	2	0	(1)
Henry Hub Natural Gas May Futures	04/2020	4		25	(2)	0	0
Henry Hub Natural Gas November Futures	10/2020	4		26	0	0	0
Henry Hub Natural Gas October Futures	09/2020	4		26	(1)	0	0
Henry Hub Natural Gas September Futures	08/2020	4		25	(1)	0	0
Lead May Futures	05/2019	4		202	2	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures	04/2019	1		5	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures	08/2019	1		4	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures	12/2019	1		4	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures	02/2019	1		5	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures	01/2019	1		5	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures	07/2019	1		5	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures	06/2019	1		5	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures	03/2019	1		5	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures	05/2019	1		5	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures	11/2019	1		4	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures	10/2019	1		4	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures	09/2019	1		4	0	0	0
Natural Gas February Futures	01/2019	5		147	(36)	0	(18)
Natural Gas March Futures	02/2020	1		28	(1)	0	(1)
Natural Gas March Futures	02/2021	1		27	0	0	0
Natural Gas May Futures	04/2019	29		775	(31)	0	(31)
Natural Gas October Futures	09/2019	18		495	5	0	(17)
New York Harbor ULSD March Futures	02/2019	4		281	(60)	3	0
New York Harbor ULSD May Futures	04/2019	3		209	(47)	2	0
Nickel May Futures	05/2019	1		64	(1)	0	0
Platinum April Futures	04/2019	4		160	0	1	0
Propane April Futures	04/2019	2		52	(14)	0	0
Propane June Futures	06/2019	2		51	(15)	0	0
Propane May Futures	05/2019	2		51	(14)	0	0
Put Options Strike @ EUR 148.000 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	43		0	0	0	0
RBOB Gasoline April Futures	03/2019	3		188	(2)	0	0
RBOB Gasoline August Futures	07/2019	2		125	(40)	0	0
RBOB Gasoline December Futures	11/2019	1		56	(9)	0	0
RBOB Gasoline June Futures	05/2019	3		190	(77)	0	0
RBOB Gasoline March Futures	02/2019	16		882	(228)	2	0
Soybean July Futures	07/2019	11		506	7	0	0
U.S. Treasury 2-Year Note March Futures	03/2019	5		1,062	7	1	0
U.S. Treasury 5-Year Note March Futures	03/2019	184		21,103	337	46	0
U.S. Treasury 10-Year Note March Futures	03/2019	72		8,785	214	29	0
Wheat December Futures	12/2019	6		163	(3)	0	(2)
Wheat March Futures	03/2019	4		101	(1)	0	(2)
White Sugar March Futures	02/2019	7		116	1	0	(2)
White Sugar May Futures	04/2019	2		34	0	0	(1)
WTI Crude August Futures	07/2019	8		381	(34)	3	0
WTI Crude December Futures	11/2020	1		50	(4)	1	0
WTI Crude December Futures	11/2024	2		106	(7)	2	0
WTI Crude July Futures	06/2019	6		284	(34)	2	0
WTI Crude June Futures	05/2019	18		845	(217)	5	0
WTI Crude June Futures	05/2020	36		1,768	(386)	32	0
WTI Crude June Futures	05/2021	16		805	(130)	17	0
WTI Crude March Futures	02/2020	34		1,657	(374)	26	0
WTI Crude May Futures	04/2019	5		233	(32)	1	0
WTI Crude September Futures	08/2019	54		2,583	(737)	26	0
WTI Crude September Futures	08/2020	4		198	(53)	4	0
WTI Houston (Argus) vs. WTI Trade April Futures	03/2019	1		5	2	0	0
WTI Houston (Argus) vs. WTI Trade August Futures	07/2019	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade December Futures	11/2019	1		4	1	0	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Houston (Argus) vs. WTI Trade February Futures	01/2019	1	$5	$2	$0	$0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2019	1	4	2	0	0
WTI Houston (Argus) vs. WTI Trade June Futures	05/2019	1	5	2	0	0
WTI Houston (Argus) vs. WTI Trade March Futures	02/2019	1	5	2	0	0
WTI Houston (Argus) vs. WTI Trade May Futures	04/2019	1	5	2	0	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2019	1	4	1	0	0
WTI Houston (Argus) vs. WTI Trade October Futures	09/2019	1	4	1	0	0
WTI Houston (Argus) vs. WTI Trade September Futures	08/2019	1	4	2	0	0
Zinc May Futures	05/2019	3	184	0	0	0

				$(2,934)	$306	$(97)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2020	208	$	(50,703)	$(232)	$0	$(13)
Aluminum May Futures	05/2019	6		(278)	14	0	0
Australia Government 3-Year Note March Futures	03/2019	22		(1,739)	(9)	0	(2)
Australia Government 10-Year Bond March Futures	03/2019	8		(748)	(8)	0	(4)
Brent Crude April Futures	04/2019	1		(55)	19	0	(1)
Brent Crude August Futures	06/2019	2		(110)	40	0	(1)
Brent Crude December Futures	10/2021	33		(1,897)	216	0	(24)
Brent Crude December Futures	10/2022	4		(235)	2	0	(3)
Brent Crude June Futures	04/2019	73		(3,984)	1,132	1	(42)
Brent Crude June Futures	06/2019	1		(55)	18	0	(1)
Brent Crude June Futures	05/2020	22		(1,227)	179	0	(15)
Brent Crude June Futures	04/2021	4		(228)	21	0	(3)
Brent Crude March Futures	01/2020	6		(333)	52	0	(4)
Brent Crude May Futures	05/2019	1		(55)	19	0	(1)
Brent Crude September Futures	07/2019	8		(439)	18	0	(4)
Call Options Strike @ USD 65.000 on Brent Crude April 2019 Futures	02/2019	12		(9)	8	0	0
Call Options Strike @ USD 70.000 on Brent Crude June 2019 Futures	04/2019	3		(3)	3	0	0
Call Options Strike @ USD 74.000 on Brent Crude March 2019 Futures	01/2019	12		(1)	15	0	0
Copper May Futures	05/2019	7		(461)	16	9	0
Corn July Futures	07/2019	5		(98)	0	0	0
Corn March Futures	03/2019	23		(431)	(5)	1	0
Corn May Futures	05/2019	13		(249)	5	0	0
Corn September Futures	09/2019	7		(138)	2	0	0
Euro-BTP Italy Government Bond March Futures	03/2019	32		(4,647)	(103)	0	(2)
Euro-OAT France Government 10-Year Bond March Futures	03/2019	64		(11,058)	(71)	15	0
Gas Oil May Futures	05/2019	3		(154)	1	0	(4)
Gold 100 oz. February Futures	02/2019	6		(769)	(29)	1	0
Henry Hub Natural Gas April Futures	03/2021	4		(25)	1	0	0
Henry Hub Natural Gas August Futures	07/2021	4		(25)	1	0	0
Henry Hub Natural Gas December Futures	11/2021	4		(28)	(2)	0	0
Henry Hub Natural Gas February Futures	01/2021	4		(28)	(2)	0	0
Henry Hub Natural Gas January Futures	12/2020	4		(29)	(3)	0	0
Henry Hub Natural Gas July Futures	06/2021	4		(25)	1	0	0
Henry Hub Natural Gas June Futures	05/2021	4		(25)	1	0	0
Henry Hub Natural Gas March Futures	02/2021	4		(27)	(1)	0	0
Henry Hub Natural Gas May Futures	04/2021	4		(24)	2	0	0
Henry Hub Natural Gas November Futures	10/2021	4		(26)	0	0	0
Henry Hub Natural Gas October Futures	09/2021	4		(25)	1	0	0
Henry Hub Natural Gas September Futures	08/2021	4		(25)	1	0	0
Japan Government 10-Year Bond March Futures	03/2019	4		(5,565)	(26)	2	(6)
Natural Gas April Futures	03/2019	25		(671)	40	31	0
Natural Gas April Futures	03/2021	1		(25)	0	0	0
Natural Gas January Futures	12/2019	6		(184)	0	5	0
Natural Gas March Futures	02/2019	27		(770)	166	77	0
New York Harbor ULSD June Futures	05/2019	2		(140)	14	0	(1)
Put Options Strike @ USD 55.000 on Brent Crude June 2019 Futures	04/2019	1		(5)	(3)	1	0
Put Options Strike @ USD 57.000 on Brent Crude June 2019 Futures	04/2019	2		(13)	(8)	0	0
RBOB Gasoline February Futures	01/2019	5		(273)	0	0	0
RBOB Gasoline May Futures	04/2019	1		(63)	5	0	0
Silver March Futures	03/2019	1		(78)	(4)	0	(1)
Soybean May Futures	05/2019	6		(272)	1	0	0
Soybean November Futures	11/2019	19		(888)	(5)	1	0
Sugar No. 11 March Futures	02/2019	8		(108)	(3)	3	0
Sugar No. 11 May Futures	04/2019	15		(203)	13	6	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra March Futures	03/2019	35	$(4,553)	$(147)	$0	$(16)
U.S. Treasury 30-Year Bond March Futures	03/2019	215	(31,390)	(1,398)	0	(101)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2019	1	(161)	(8)	0	(1)
United Kingdom Long Gilt March Futures	03/2019	137	(21,508)	(178)	23	(70)
Wheat July Futures	07/2019	8	(207)	9	3	0
Wheat May Futures	05/2019	9	(230)	9	4	0
Wheat September Futures	09/2019	6	(158)	4	2	0
WTI Brent Financial April Futures	04/2019	2	(16)	(2)	0	(1)
WTI Brent Financial August Futures	08/2019	2	(14)	(1)	0	0
WTI Brent Financial December Futures	12/2019	2	(14)	0	0	0
WTI Brent Financial February Futures	02/2019	2	(16)	(3)	0	(1)
WTI Brent Financial January Futures	01/2019	2	(17)	(3)	0	(1)
WTI Brent Financial July Futures	07/2019	2	(14)	(1)	0	0
WTI Brent Financial June Futures	06/2019	2	(15)	(1)	0	0
WTI Brent Financial March Futures	03/2019	2	(16)	(3)	0	(1)
WTI Brent Financial May Futures	05/2019	2	(15)	(2)	0	(1)
WTI Brent Financial November Futures	11/2019	2	(14)	0	0	0
WTI Brent Financial October Futures	10/2019	2	(14)	0	0	0
WTI Brent Financial September Futures	09/2019	2	(14)	0	0	0
WTI Crude April Futures	03/2019	6	(276)	36	0	(1)
WTI Crude December Futures	11/2019	106	(5,128)	1,343	0	(65)
WTI Crude December Futures	11/2020	40	(1,993)	408	0	(41)
WTI Crude December Futures	11/2021	4	(204)	1	0	(4)
WTI Crude December Futures	11/2022	2	(104)	6	0	(2)
WTI Crude December Futures	11/2023	2	(105)	9	0	(2)
WTI Crude February Futures	01/2019	3	(136)	20	0	0
WTI Crude January Futures	12/2019	2	(97)	8	0	(1)
WTI Crude June Futures	05/2019	19	(892)	150	0	(6)
WTI Crude March Futures	02/2019	1	(46)	2	0	0
WTI Crude November Futures	10/2019	3	(145)	17	0	(2)

				$1,788	$185	$(449)

Total Futures Contracts				$(1,146)	$491	$(546)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.442%	EUR	130	$2	$0	$2	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	1.450		100	(1)	0	(1)	0	0
General Electric Co.	1.000	Quarterly	12/20/2020	1.653	$	100	(3)	2	(1)	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	2.039		200	(11)	2	(9)	0	0

							$(13)	$4	$(9)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	2,900	$(207)	$143	$(64)	$0	$(5)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	2,000	(35)	(1)	(36)	0	(3)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		5,500	(156)	72	(84)	0	(10)

						$(398)	$214	$(184)	$0	$(18)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	1,420	$4	$152	$156	$0	$(3)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		300	1	6	7	0	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478%	Annual	12/20/2047	$	693	$4	$4	$8	$0	$(2)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		290	1	1	2	0	(1)
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,000	3	(45)	(42)	0	(2)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022	$	25,700	1,518	(1,837)	(319)	38	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		6,000	8	(82)	(74)	9	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		13,100	(506)	185	(321)	23	0
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		1,700	0	8	8	3	0
Pay	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		2,000	0	9	9	4	0
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		2,000	0	9	9	4	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		3,200	(26)	13	(13)	6	0
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		1,750	9	9	18	0	(5)
Receive(6)	3-Month USD-LIBOR	2.300	Semi-Annual	04/21/2026		4,700	(20)	90	70	0	(14)
Receive(6)	3-Month USD-LIBOR	2.300	Semi-Annual	04/27/2026		5,700	59	27	86	0	(16)
Receive(6)	3-Month USD-LIBOR	1.850	Semi-Annual	07/20/2026		6,100	(42)	260	218	0	(17)
Receive(6)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		2,000	(3)	75	72	0	(6)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		8,800	205	52	257	0	(25)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		5,070	(102)	434	332	0	(16)
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		8,140	(25)	(67)	(92)	0	(17)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,600	144	(46)	98	0	(10)
Receive	3-Month USD-LIBOR	2.765	Semi-Annual	07/18/2028		4,350	50	(102)	(52)	0	(17)
Receive(6)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		7,700	0	(86)	(86)	0	(15)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		2,666	127	(65)	62	0	(15)
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		480	48	23	71	0	(3)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,380	286	(107)	179	0	(13)
Receive	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048		310	0	(7)	(7)	0	(2)
Receive	3-Month USD-LIBOR	2.951	Semi-Annual	11/19/2048		300	0	(6)	(6)	0	(2)
Receive	3-Month USD-LIBOR	2.953	Semi-Annual	12/12/2048		300	0	(6)	(6)	0	(2)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2048		200	5	0	5	0	(1)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		1,700	102	(151)	(49)	0	(10)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	2,770	45	(64)	(19)	0	(13)
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		3,010	(90)	(108)	(198)	0	(34)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	263,000	(5)	(32)	(37)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		70,000	(1)	(8)	(9)	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		230,000	(12)	(42)	(54)	0	(1)
Pay	28-Day MXN-TIIE	9.182	Lunar	11/28/2028	MXN	24,200	0	30	30	8	0
Receive	CPTFEMU	1.535	Maturity	06/15/2023	EUR	1,040	0	20	20	1	0
Receive	CPTFEMU	1.535	Maturity	03/15/2028		700	0	17	17	1	0
Receive	CPTFEMU	1.620	Maturity	05/15/2028		960	0	31	31	2	0
Pay	CPTFEMU	1.710	Maturity	03/15/2033		400	(1)	(15)	(16)	0	(1)
Receive	CPTFEMU	1.796	Maturity	11/15/2038		650	0	26	26	2	0
Receive	CPTFEMU	1.808	Maturity	11/15/2038		600	0	25	25	2	0
Receive	CPTFEMU	1.946	Maturity	03/15/2048		400	1	23	24	2	0
Receive	CPTFEMU	1.945	Maturity	11/15/2048		160	0	9	9	1	0
Receive	CPTFEMU	1.950	Maturity	11/15/2048		240	1	13	14	1	0
Pay	CPURNSA	2.070	Maturity	03/23/2019	$	12,800	1	(78)	(77)	0	(4)
Pay	CPURNSA	1.980	Maturity	04/10/2019		2,140	0	(14)	(14)	1	0
Pay	CPURNSA	1.970	Maturity	04/27/2019		7,920	0	(54)	(54)	17	0
Pay	CPURNSA	1.925	Maturity	05/08/2019		1,170	0	(7)	(7)	3	0
Pay	CPURNSA	2.168	Maturity	07/15/2020		2,000	0	(21)	(21)	2	0
Pay	CPURNSA	2.027	Maturity	11/23/2020		1,500	0	(10)	(10)	0	0
Pay	CPURNSA	2.021	Maturity	11/25/2020		1,500	0	(10)	(10)	0	0
Pay	CPURNSA	1.550	Maturity	07/26/2021		1,100	37	(18)	19	1	0
Pay	CPURNSA	1.603	Maturity	09/12/2021		770	23	(13)	10	0	0
Pay	CPURNSA	2.069	Maturity	07/15/2022		700	0	(6)	(6)	0	0
Pay	CPURNSA	2.210	Maturity	02/05/2023		3,970	0	(76)	(76)	0	(4)
Pay	CPURNSA	2.263	Maturity	04/27/2023		2,120	0	(52)	(52)	0	(1)
Pay	CPURNSA	2.263	Maturity	05/09/2023		630	0	(15)	(15)	0	0
Pay	CPURNSA	2.281	Maturity	05/10/2023		960	0	(25)	(25)	0	(2)
Receive	CPURNSA	1.730	Maturity	07/26/2026		1,100	(59)	33	(26)	1	0
Receive	CPURNSA	1.762	Maturity	08/30/2026		1,900	(93)	59	(34)	2	0
Receive	CPURNSA	1.800	Maturity	09/12/2026		600	(6)	(3)	(9)	1	0
Receive	CPURNSA	1.801	Maturity	09/12/2026		770	(36)	24	(12)	1	0
Receive	CPURNSA	1.805	Maturity	09/12/2026		700	(32)	22	(10)	1	0
Receive	CPURNSA	1.780	Maturity	09/15/2026		500	(24)	15	(9)	1	0
Receive	CPURNSA	2.102	Maturity	07/20/2027		1,800	0	21	21	3	0
Receive	CPURNSA	2.080	Maturity	07/25/2027		1,300	0	12	12	2	0
Receive	CPURNSA	2.122	Maturity	08/01/2027		1,900	0	24	24	3	0
Receive	CPURNSA	2.180	Maturity	09/20/2027		650	0	11	11	1	0
Receive	CPURNSA	2.150	Maturity	09/25/2027		600	0	8	8	1	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	2.155%	Maturity	10/17/2027	$	1,400	$0	$20	$20	$3	$0
Receive	CPURNSA	2.335	Maturity	02/05/2028		2,010	4	70	74	5	0
Receive	CPURNSA	2.353	Maturity	05/09/2028		630	0	25	25	1	0
Receive	CPURNSA	2.360	Maturity	05/09/2028		950	0	39	39	2	0
Receive	CPURNSA	2.364	Maturity	05/10/2028		960	0	39	39	2	0
Receive	CPURNSA	2.370	Maturity	06/06/2028		1,800	0	72	72	3	0
Pay	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	170	0	(1)	(1)	0	0
Pay	FRCPXTOB	1.160	Maturity	08/15/2020		70	0	(1)	(1)	0	0
Pay	FRCPXTOB	1.345	Maturity	06/15/2021		800	0	(12)	(12)	0	(1)
Receive	FRCPXTOB	1.350	Maturity	01/15/2023		1,200	0	24	24	2	0
Receive	FRCPXTOB	1.575	Maturity	01/15/2028		450	0	18	18	1	0
Receive	FRCPXTOB	1.590	Maturity	02/15/2028		1,970	0	82	82	6	0
Receive	FRCPXTOB	1.606	Maturity	02/15/2028		300	0	13	13	1	0
Receive	FRCPXTOB	1.618	Maturity	07/15/2028		820	0	35	35	2	0
Receive	FRCPXTOB	1.910	Maturity	01/15/2038		390	1	30	31	1	0
Receive	UKRPI	3.513	Maturity	09/15/2028	GBP	700	0	(3)	(3)	5	0
Receive	UKRPI	3.578	Maturity	11/15/2028		1,510	0	9	9	12	0
Receive	UKRPI	3.595	Maturity	11/15/2028		340	0	3	3	3	0
Receive	UKRPI	3.603	Maturity	11/15/2028		660	0	7	7	5	0
Receive	UKRPI	3.633	Maturity	12/15/2028		700	0	10	10	5	0
Receive	UKRPI	3.190	Maturity	04/15/2030		1,300	(73)	15	(58)	11	0
Receive	UKRPI	3.350	Maturity	05/15/2030		2,900	(38)	18	(20)	27	0
Receive	UKRPI	3.400	Maturity	06/15/2030		2,500	35	(32)	3	23	0
Receive	UKRPI	3.530	Maturity	10/15/2031		140	4	(5)	(1)	1	0
Receive	UKRPI	3.470	Maturity	09/15/2032		4,710	2	(90)	(88)	52	0
Receive	UKRPI	3.579	Maturity	10/15/2033		400	0	4	4	5	0
Receive	UKRPI	3.358	Maturity	04/15/2035		300	(7)	0	(7)	4	0
Pay	UKRPI	3.585	Maturity	10/15/2046		640	(51)	12	(39)	0	(19)
Pay	UKRPI	3.428	Maturity	03/15/2047		1,620	93	(3)	90	0	(46)

							$1,569	$(1,100)	$469	$330	$(341)

Total Swap Agreements							$1,158	$(882)	$276	$330	$(359)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$3	$492	$330	$825	$(93)	$(546)	$(359)	$(998)

(k)

Securities with an aggregate market value of $1,825 and cash of $3408 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $1 for closed future agreements is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	ARS	8,446		$208	$0	$(13)
	01/2019	EUR	8,496		9,700	0	(41)
BPS	01/2019	BRL	14,078		3,798	165	0
	01/2019	JPY	12,600		112	0	(3)
	01/2019		$58	ARS	2,343	3	0
	01/2019		3,630	BRL	14,078	3	(1)
CBK	01/2019	AUD	6,946		$5,088	195	0
	01/2019	BRL	3,905		1,027	20	0
	01/2019	CAD	3,686		2,797	97	0
	01/2019	GBP	339		434	2	0
	01/2019	NZD	2,666		1,847	57	0
	01/2019		$1,008	BRL	3,905	0	0
	02/2019	JPY	365,000		$3,236	0	(101)
	02/2019		$704	COP	2,249,441	0	(13)
	03/2019	KRW	835,238		$745	0	(7)
DUB	01/2019	BRL	5,516		1,425	2	0
	01/2019		$1,433	BRL	5,517	0	(9)
	02/2019	BRL	5,517		$1,430	9	0
	02/2019		$1,069	BRL	4,146	0	(1)
FBF	04/2019	CNH	6,153		$877	0	(19)
GLM	01/2019	BRL	5,245		1,351	0	(3)
	01/2019	CAD	300		227	7	0
	01/2019	GBP	7,424		9,489	26	(3)
	01/2019		$3	ARS	120	0	0
	01/2019		1,358	BRL	5,245	1	(5)
	01/2019		1,354	EUR	1,189	9	0
	01/2019		728	RUB	48,210	0	(38)
	03/2019		515	IDR	7,572,726	5	0
	04/2019	BRL	1,110		$284	0	0
HUS	01/2019	MXN	3,040		160	5	0
	01/2019		$29	ARS	1,147	1	0
	02/2019	JPY	365,000		$3,249	0	(88)
	02/2019		$14	ARS	581	0	0
IND	01/2019		1,137	JPY	128,900	39	0
JPM	01/2019	BRL	16,501		$4,443	186	0
	01/2019		$90	ARS	3,488	2	0
	01/2019		4,229	BRL	16,501	29	0
	04/2019		885	CNH	6,108	4	0
MSB	01/2019	BRL	12,327		$3,178	1	(3)
	01/2019		$3,208	BRL	12,327	14	(42)
	02/2019		280		1,099	3	0
MYI	01/2019	CAD	500		$377	11	0
SCX	01/2019	BRL	7,000		1,876	70	0
	01/2019	CAD	4,100		3,107	103	0
	01/2019		$1,793	BRL	7,000	13	0
	01/2019		386	GBP	305	3	0
SSB	03/2019	SGD	522		$382	0	(2)
	03/2019	TWD	11,623		380	0	(3)

Total Forward Foreign Currency Contracts						$1,085	$(395)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BPS	Put - OTC CDX.IG-31 5-Year Index	Buy	1.750%	01/16/2019	$19,500	$ 2	$0
FBF	Put - OTC CDX.IG-31 5-Year Index	Buy	1.600	02/20/2019	2,900	1	1
GST	Put - OTC CDX.IG-31 5-Year Index	Buy	2.000	02/20/2019	2,700	0	0

						$ 3	$1

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC Fannie Mae, TBA 4.000% due 02/01/2049	$71.000	02/06/2019	$	3,100	$0	$0
FAR	Call - OTC Fannie Mae, TBA 3.000% due 02/01/2049	108.500	02/06/2019		6,600	0	0
	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2049	72.000	01/07/2019		8,380	0	0
	Put - OTC Fannie Mae, TBA 4.000% due 01/01/2049	75.500	01/07/2019		20,000	1	0
JPM	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2049	69.000	01/07/2019		19,030	1	0

						$2	$0

Total Purchased Options						$5	$1

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	0.850%	01/16/2019		$1,000	$ (1)	$(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		1,600	(2)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		900	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		1,200	(3)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		500	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	03/20/2019		900	(2)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		1,300	(1)	(2)
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		800	(1)	(2)
BRC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		800	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		700	(1)	(1)
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	01/16/2019		800	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		3,600	(3)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		1,600	(3)	(5)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		500	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		400	0	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	03/20/2019		800	(1)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		700	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		900	(1)	(1)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		1,500	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		500	0	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		900	(2)	(2)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	EUR	300	(1)	0
JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		$800	(1)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		700	(1)	(1)
MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		800	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		900	(1)	(1)

							$ (36)	$(45)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
HUS	Put - OTC EUR versus USD	$1.100	02/13/2019	EUR	1,305	$(8)	$(1)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	12,100	$(108)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		1,000	(13)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	1,200	(54)	(4)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$	600	(4)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		4,600	(52)	(2)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		2,000	(37)	(2)

							$(268)	$(8)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	$	29,700	$(23)	$(15)

Total Written Options							$(335)	$(69)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	EURMARGIN CAL20	$10.000	Maturity	12/31/2020	6,000	$(9)	$(2)	$0	$(11)
	Pay	EURMARGIN 1Q19	6.640	Maturity	03/31/2019	600	0	0	0	0
	Receive	EURMARGIN 4Q19	6.080	Maturity	12/31/2019	300	0	(1)	0	(1)
	Receive	NAPGASFO 1Q19	8.700	Maturity	03/31/2019	2,700	(4)	(6)	0	(10)
	Receive	PLATGOLD N9	410.750	Maturity	07/09/2019	300	0	(23)	0	(23)

CBK	Receive	MEHMID CAL20	1.840	Maturity	12/31/2021	4,800	0	5	5	0

GST	Receive	CBOT Corn December Futures	398.500	Maturity	11/22/2019	15,000	0	0	0	0
	Receive	CBOT Corn December Futures	398.750	Maturity	11/22/2019	10,000	0	0	0	0
	Receive	CBOT Corn December Futures	402.250	Maturity	11/22/2019	40,000	0	(2)	0	(2)
	Receive	CBOT Corn December Futures	403.250	Maturity	11/22/2019	20,000	0	(1)	0	(1)
	Pay	CBOT Wheat July Futures	5.240	Maturity	06/21/2019	20,000	0	1	1	0
	Pay	CBOT Wheat March Futures	5.110	Maturity	02/22/2019	10,000	0	1	1	0
	Pay	CBOT Wheat March Futures	5.151	Maturity	02/22/2019	35,000	0	4	4	0
	Pay	CBOT Wheat March Futures	5.210	Maturity	02/22/2019	10,000	0	2	2	0
	Pay	CBOT Wheat March Futures	5.275	Maturity	02/22/2019	25,000	0	6	6	0
	Receive	COCL CAL19	5.300	Maturity	12/31/2019	2,400	0	(5)	0	(5)
	Receive	EURMARGIN 1Q19	6.040	Maturity	03/31/2019	600	0	0	0	0
	Receive	EURMARGIN 4Q19	5.415	Maturity	12/31/2019	1,500	0	(1)	0	(1)
	Receive	EURMARGIN CAL19	7.050	Maturity	12/31/2019	6,000	0	(7)	0	(7)
	Receive	MEHCL CAL19	2.650	Maturity	12/31/2019	2,200	0	4	4	0
	Receive	NAPGASFO 1Q19	8.050	Maturity	03/31/2019	2,400	(3)	(5)	0	(8)

JPM	Receive	CBOT Corn December Futures	398.375	Maturity	11/22/2019	10,000	0	0	0	0
	Receive	CBOT Corn December Futures	398.500	Maturity	11/22/2019	5,000	0	0	0	0
	Pay	CBOT Soybean November Futures	953.688	Maturity	10/25/2019	20,000	0	4	4	0
	Pay	CBOT Wheat March Futures	5.070	Maturity	02/22/2019	15,000	0	1	1	0
	Pay	CBOT Wheat March Futures	5.083	Maturity	02/22/2019	10,000	0	1	1	0
	Receive	EURMARGIN CAL20	9.900	Maturity	12/31/2020	1,200	0	(2)	0	(2)
	Receive	EURMARGIN 4Q19	5.350	Maturity	12/31/2019	300	0	0	0	0
	Receive	EURMARGIN CAL19	6.750	Maturity	12/31/2019	2,400	(1)	(1)	0	(2)
	Pay	EURSIMP 1Q19	5.000	Maturity	03/31/2019	600	0	0	0	0
	Receive	KCBT Wheat March Futures	5.104	Maturity	02/22/2019	10,000	0	(2)	0	(2)
	Receive	NAPGASFO 1Q19	5.680	Maturity	03/31/2019	300	0	0	0	0

MAC	Receive	COCL CAL19	5.380	Maturity	12/31/2019	3,600	0	(8)	0	(8)
	Receive	EURMARGIN CAL20	8.500	Maturity	12/31/2020	6,000	0	(3)	0	(3)
	Receive	EURMARGIN 4Q19	5.400	Maturity	12/31/2019	900	0	(1)	0	(1)
	Receive	KCBT Wheat July Futures	5.155	Maturity	06/21/2019	10,000	0	0	0	0
	Receive	MEHCL CAL19	2.700	Maturity	12/31/2019	3,300	0	5	5	0

MYC	Receive	EURMARGIN CAL19	8.920	Maturity	12/31/2019	2,400	0	(4)	0	(4)
	Receive	EURMARGIN CAL20	8.520	Maturity	12/31/2020	1,200	0	(1)	0	(1)
	Receive	EURMARGIN CAL20	8.580	Maturity	12/31/2020	16,800	0	(8)	0	(8)
	Receive	EURMARGIN CAL20	9.970	Maturity	12/31/2020	1,200	0	(2)	0	(2)
	Pay	EURMARGIN 1Q19	6.150	Maturity	03/31/2019	900	0	0	0	0
	Pay	EURMARGIN 1Q19	6.200	Maturity	03/31/2019	1,200	0	0	0	0
	Receive	EURMARGIN 2H19	6.870	Maturity	12/31/2019	600	0	(1)	0	(1)
	Receive	EURMARGIN 2H19	6.970	Maturity	12/31/2019	600	0	(1)	0	(1)
	Receive	EURMARGIN 2H19	7.150	Maturity	12/31/2019	600	0	(1)	0	(1)
	Receive	EURMARGIN 2Q19	7.000	Maturity	06/30/2019	900	0	0	0	0
	Receive	EURMARGIN 2Q19	7.005	Maturity	06/30/2019	1,200	0	0	0	0
	Receive	EURMARGIN 4Q19	6.000	Maturity	12/31/2019	600	0	(1)	0	(1)
	Pay	EURSIMP 1Q19	5.000	Maturity	03/31/2019	600	0	0	0	0

							$(17)	$(55)	$34	$(106)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	03/20/2019	0.227%	$1,100	$(19)	$21	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$800	$(42)	$43	$1	$0

GST	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	300	(17)	18	1	0

						$(59)	$61	$2	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	1-Year ILS-TELBOR	0.374%	Annual	06/20/2020		ILS	2,690	$0	$1	$1	$0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028			580	0	(1)	0	(1)

DUB	Pay	CPURNSA	2.500	Maturity	07/15/2022	$		1,200	10	(134)	0	(124)
	Pay	CPURNSA	2.560	Maturity	05/08/2023			13,100	0	(1,385)	0	(1,385)

GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020		ILS	4,990	0	1	1	0
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020			3,110	0	2	2	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			2,080	0	1	1	0
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028			1,050	0	1	1	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028			650	0	(1)	0	(1)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			440	0	0	0	0

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			1,640	0	1	1	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			350	0	0	0	0

JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020			2,570	0	1	1	0
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028			550	0	1	1	0

									$10	$(1,512)	$9	$(1,511)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1T Index	20,831	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	$6,874	$0	$(301)	$0	$(301)
	Receive	BCOMTR Index	112,262	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	18,742	0	(832)	0	(832)
	Receive	BCOMTR1 Index	27,507	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	1,999	0	(89)	0	(89)

CBK	Receive	BCOMF1T Index	105	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	35	0	(1)	0	(1)
	Receive	BCOMTR Index	150,958	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	25,203	0	(1,118)	0	(1,118)
	Receive	CIXBSTR3 Index	236,898	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	42,735	0	(1,872)	0	(1,872)
	Receive	CIXBXMB2 Index	20,129	0.170%	Monthly	02/15/2019	2,189	0	1	1	0
	Receive	CIXBXMB3 Index	18,768	0.170%	Monthly	02/15/2019	2,168	0	7	7	0

CIB	Receive	BCOMTR Index	5,671	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	947	0	(42)	0	(42)
	Receive	PIMCODB Index	24,083	0.000%	Monthly	02/15/2019	2,378	0	(94)	0	(94)

FBF	Receive	BCOMTR Index	125,200	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	20,903	0	(927)	0	(927)

GST	Receive	BCOMF1T Index	104,963	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	34,636	0	(1,515)	0	(1,515)
	Pay	BCOMTR Index	22,381	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	3,713	24	118	142	0
	Receive	CMDSKEWLS Index(10)	36,220	0.250%	Monthly	02/15/2019	5,730	0	(42)	0	(42)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Pay	BCOMTR Index	9,797	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	01/15/2019	$1,636	$0	$72	$72	$0
	Receive	BCOMF1T Index	672	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	222	0	(10)	0	(10)
	Receive	JMABCT3E Index	23,015	0.150%	Monthly	02/15/2019	2,644	0	5	5	0
	Receive	JMABDEWE Index(11)	6,393	0.300%	Monthly	02/15/2019	6,333	0	16	16	0
	Receive	JMABFNJ1 Index(12)	137,645	0.350%	Monthly	02/15/2019	13,868	(21)	(94)	0	(115)
	Receive	JMABNIC2 Index(13)	18,470	0.170%	Monthly	02/15/2019	7,379	0	(285)	0	(285)

MAC	Receive	BCOMTR1 Index	113,048	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	10,507	0	(466)	0	(466)
	Receive	BCOMTR2 Index	147,836	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	13,015	0	(570)	0	(570)
	Receive	MQCP563E Index	3,643	0.950%	Monthly	02/15/2019	470	0	(1)	0	(1)
	Receive	PIMCODB Index	24,068	0.000%	Monthly	02/15/2019	2,378	0	(94)	0	(94)

MEI	Receive	BCOMTR2 Index	292,026	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	36,070	0	(1,544)	0	(1,544)

MYC	Receive	BCOMTR Index	430,298	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	71,839	0	(3,188)	0	(3,188)
	Receive	BCOMTR1 Index	232,041	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	42,880	0	(1,903)	0	(1,903)

RBC	Receive	RBCAEC0T Index	50,266	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	2,856	0	(126)	0	(126)

SOG	Receive	BCOMTR Index	2,272	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	379	0	(17)	0	(17)

								$3	$(14,912)	$243	$(15,152)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	GOLDLNPM Index(8)	7.023%	Maturity	07/29/2020	$943	$0	$46	$46	$0
	Pay	GOLDLNPM Index(8)	7.840	Maturity	09/09/2020	179	0	10	10	0

JPM	Receive	GOLDLNPM Index(8)	3.861	Maturity	07/29/2020	865	0	(18)	0	(18)
	Receive	GOLDLNPM Index(8)	3.976	Maturity	07/29/2020	78	0	(2)	0	(2)
	Receive	GOLDLNPM Index(8)	4.268	Maturity	09/09/2020	179	0	(4)	0	(4)

MYC	Pay	GOLDLNPM Index(8)	3.294	Maturity	07/17/2019	303	0	5	5	0
	Pay	GOLDLNPM Index(8)	3.240	Maturity	07/26/2019	304	0	5	5	0
	Pay	GOLDLNPM Index(8)	3.063	Maturity	10/08/2019	314	0	4	4	0
	Pay	GOLDLNPM Index(8)	1.960	Maturity	05/12/2020	179	0	0	0	0
	Receive	SLVRLND Index(8)	3.706	Maturity	07/09/2019	260	0	0	0	0
	Receive	SLVRLND Index(8)	7.317	Maturity	07/17/2019	203	0	(7)	0	(7)
	Receive	SLVRLND Index(8)	7.398	Maturity	07/26/2019	202	0	(7)	0	(7)
	Receive	SLVRLND Index(8)	7.023	Maturity	10/08/2019	207	0	(5)	0	(5)
	Receive	SLVRLND Index(8)	4.580	Maturity	05/12/2020	117	0	0	0	0

SOG	Pay	GOLDLNPM Index(8)	1.782	Maturity	06/08/2020	150	0	0	0	0
	Receive	SLVRLND Index(8)	4.410	Maturity	06/08/2020	95	0	0	0	0
	Receive	SPGCICP Index(8)	4.000	Maturity	07/26/2019	50	0	0	0	0

							$0	$27	$70	$(43)

Total Swap Agreements							$(82)	$(16,370)	$360	$(16,812)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$0	$0	$2	$2	$(54)	$(17)	$0	$(71)	$(69)	$0	$(69)
BPS	171	0	0	171	(4)	(2)	(1,267)	(1,273)	(1,102)	690	(412)
BRC	0	0	1	1	0	(1)	(1)	(2)	(1)	0	(1)
CBK	371	0	13	384	(121)	(15)	(2,991)	(3,127)	(2,743)	1,806	(937)
CIB	0	0	0	0	0	0	(136)	(136)	(136)	0	(136)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
DUB	$11	$0	$1	$12	$(10)	$0	$(1,509)	$(1,519)	$(1,507)	$1,263	$(244)
FBF	0	1	0	1	(19)	0	(927)	(946)	(945)	715	(230)
GLM	48	0	5	53	(49)	(4)	(1)	(54)	(1)	(10)	(11)
GST	0	0	217	217	0	(5)	(1,581)	(1,586)	(1,369)	1,481	112
HUS	6	0	1	7	(88)	(1)	0	(89)	(82)	0	(82)
IND	39	0	0	39	0	0	0	0	39	0	39
JPM	221	0	101	322	0	(7)	(440)	(447)	(125)	555	430
MAC	0	0	5	5	0	0	(1,143)	(1,143)	(1,138)	823	(315)
MEI	0	0	0	0	0	0	(1,544)	(1,544)	(1,544)	1,220	(324)
MSB	18	0	0	18	(45)	0	0	(45)	(27)	0	(27)
MYC	0	0	14	14	0	(17)	(5,129)	(5,146)	(5,132)	228	(4,904)
MYI	11	0	0	11	0	0	0	0	11	0	11
RBC	0	0	0	0	0	0	(126)	(126)	(126)	0	(126)
SCX	189	0	0	189	0	0	0	0	189	0	189
SOG	0	0	0	0	0	0	(17)	(17)	(17)	0	(17)
SSB	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)

Total Over the Counter	$1,085	$1	$360	$1,446	$(395)	$(69)	$(16,812)	$(17,276)

(m)

Securities with an aggregate market value of $13,034 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)	YOY options may have a series of expirations.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(8)	Variance Swap
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

(10)	The following table represents the individual positions within the total return swap as of December 31, 2018:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Brent Crude March Futures	10.1%	$579	Aluminum February Futures	5.1%	$290
New York Harbor ULSD February Futures	7.5	429	Live Cattle February Futures	5.3	303
RBOB Gasoline February Futures	7.4	424	NYMEX — Natural Gas February Futures	15.0	862
WTI Crude February Futures	9.6	549	Wheat March Futures	5.1	294

Total Long Futures Contracts		$1,981	Total Short Futures Contracts		$1,749

Cash	34.9%	$2,000

		$3,981

Total Notional Amount					$5,730

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(11)	The following table represents the individual positions within the total return swap as of December 31, 2018:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Brent Crude March Futures	10.4%	$661	Aluminum February Futures	2.4%	$148
LME — Copper February Futures	2.3	147	Arabica Coffee March Futures	1.3	78
Nickel February Futures	2.3	148	Cocoa March Futures	1.2	78
RBOB Gasoline February Futures	4.5	286	Corn March Futures	5.9	370
Soybean Meal March Futures	5.8	366	ICE — Natural Gas February Futures	2.1	133
Soybeans March Futures	8.1	510	Lean Hogs February Futures	1.2	78
			New York Harbor ULSD February Futures	9.1	578
			NYMEX — Natural Gas February Futures	1.9	122
			Wheat March Futures	5.7	364
			Zinc February Futures	2.4	150

Total Long Futures Contracts		$2,118	Total Short Futures Contracts		$2,099

Cash	33.4%	$2,116

		$4,234

Total Notional Amount					$6,333

(12)	The following table represents the individual positions within the total return swap as of December 31, 2018:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Brent Crude June Futures	4.0%	$549	Aluminum May Futures	7.5%	$1,040
Cocoa May Futures	4.3	602	Corn May Futures	7.1	983
Cotton No. 02 May Futures	6.9	953	Gas Oil May Futures	4.6	638
Lead May Futures	5.8	809	Gold 100 oz. June Futures	11.1	1,540
LME — Copper May Futures	6.9	962	RBOB Gasoline May Futures	1.2	167
New York Harbor ULSD May Futures	5.9	808	Silver May Futures	1.5	205
Nickel May Futures	2.7	369	Soybeans May Futures	8.2	1,131
Platinum April Futures	3.9	546	Sugar No. 11 May Futures	5.3	740
Zinc May Futures	5.8	810	Wheat May Futures	5.9	824
			WTI Crude May Futures	1.4	192

Total Long Futures Contracts		$6,408	Total Short Futures Contracts		$7,460

Total Notional Amount					$13,868

(13)	The following table represents the individual positions within the total return swap as of December 31, 2018:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Brent Crude May Futures	16.6%	$1,224
Copper May Futures	8.4	616
Gold 100 oz. April Futures	13.6	1,005
Lean Hogs April Futures	1.1	79
Live Cattle April Futures	2.6	194
New York Harbor ULSD May Futures	6.7	498
Nickel May Futures	8.6	635
RBOB Gasoline May Futures	10.1	744
Silver May Futures	3.9	285
Soybean Meal May Futures	8.0	593
Soybeans May Futures	18.4	1,359
Sugar No. 11 May Futures	2.0	147

Total Long Futures Contracts		$7,379

Total Notional Amount		$7,379

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	372	0	0	0	120	492
Swap Agreements	0	0	0	0	330	330

	$372	$0	$0	$0	$453	$825

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,085	$0	$1,085
Purchased Options	0	1	0	0	0	1
Swap Agreements	347	4	0	0	9	360

	$347	$5	$0	$1,085	$9	$1,446

	$719	$5	$0	$1,085	$462	$2,271

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$62	$0	$0	$0	$31	$93
Futures	322	0	0	0	224	546
Swap Agreements	0	18	0	0	341	359

	$384	$18	$0	$0	$596	$998

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$395	$0	$395
Written Options	0	45	0	1	23	69
Swap Agreements	15,301	0	0	0	1,511	16,812

	$15,301	$45	$0	$396	$1,534	$17,276

	$15,685	$63	$0	$396	$2,130	$18,274

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(47)	$0	$0	$0	$3	$(44)
Written Options	253	0	0	0	231	484
Futures	(87)	0	0	0	1,262	1,175
Swap Agreements	0	(299)	0	0	1,975	1,676

	$119	$(299)	$0	$0	$3,471	$3,291

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,650	$0	$2,650
Purchased Options	0	0	0	5	(149)	(144)
Written Options	0	69	0	37	113	219
Swap Agreements	(18,292)	82	0	0	(76)	(18,286)

	$(18,292)	$151	$0	$2,692	$(112)	$(15,561)

	$(18,173)	$(148)	$0	$2,692	$3,359	$(12,270)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$38	$0	$0	$0	$(4)	$34
Written Options	(54)	0	0	0	(38)	(92)
Futures	(89)	0	0	0	(1,456)	(1,545)
Swap Agreements	0	311	0	0	(488)	(177)

	$(105)	$311	$0	$0	$(1,986)	$(1,780)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,034	$0	$2,034
Purchased Options	0	(2)	0	0	149	147
Written Options	0	(9)	0	6	(3)	(6)
Swap Agreements	(33,213)	(80)	0	0	(108)	(33,401)

	$(33,213)	$(91)	$0	$2,040	$38	$(31,226)

	$(33,318)	$220	$0	$2,040	$(1,948)	$(33,006)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

December 31, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$20,759	$0	$20,759
Industrials	0	15,914	0	15,914
Utilities	0	6,947	0	6,947
U.S. Government Agencies	0	58,550	0	58,550
U.S. Treasury Obligations	0	362,926	0	362,926
Non-Agency Mortgage-Backed Securities	0	8,082	0	8,082
Asset-Backed Securities	0	28,389	0	28,389
Sovereign Issues	0	18,778	0	18,778
Short-Term Instruments
Certificates of Deposit	0	2,401	0	2,401
Commercial Paper	0	4,175	0	4,175
Repurchase Agreements	0	29,836	0	29,836
Argentina Treasury Bills	0	179	0	179
Japan Treasury Bills	0	6,661	0	6,661
U.S. Treasury Bills	0	18,418	0	18,418

	$0	$582,015	$0	$582,015

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,763	$0	$0	$4,763

Total Investments	$4,763	$582,015	$0	$586,778

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,441)	$0	$(6,441)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	491	333	0	824
Over the counter	0	1,446	0	1,446

	$491	$1,779	$0	$2,270

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(608)	(390)	0	(998)
Over the counter	0	(17,276)	0	(17,276)

	$(608)	$(17,666)	$0	$(18,274)

Total Financial Derivative Instruments	$(117)	$(15,887)	$0	$(16,004)

Totals	$4,646	$559,687	$0	$564,333

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated

Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

ANNUAL REPORT	DECEMBER 31, 2018	33

Notes to Financial Statements (Cont.)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts.

Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be

ANNUAL REPORT	DECEMBER 31, 2018	35

Notes to Financial Statements (Cont.)

valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared

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Notes to Financial Statements (Cont.)

swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$7,727	$131,635	$(134,600)	$3	$(2)	$4,763	$35	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including

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mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S.

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Notes to Financial Statements (Cont.)

Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A

40	PIMCO VARIABLE INSURANCE TRUST

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price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses)

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Notes to Financial Statements (Cont.)

are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

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(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the

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Notes to Financial Statements (Cont.)

difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Portfolio may experience substantial losses. Please

ANNUAL REPORT	DECEMBER 31, 2018	45

Notes to Financial Statements (Cont.)

see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

46	PIMCO VARIABLE INSURANCE TRUST

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Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the CRRS Subsidiary, the Portfolio is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The CRRS Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the CRRS Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of

ANNUAL REPORT	DECEMBER 31, 2018	47

Notes to Financial Statements (Cont.)

collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.49%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries,

48	PIMCO VARIABLE INSURANCE TRUST

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distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Portfolio I, Ltd. has (the “Commodity Subsidiary”) entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2018, the amount was $562,686. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the

ANNUAL REPORT	DECEMBER 31, 2018	49

Notes to Financial Statements (Cont.)

Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2018, were as follows (amounts in thousands†):

Purchases	Sales

$3,083	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,121,804	$1,148,209	$70,123	$57,687

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	225	$1,554	176	$1,250

Class M	9	57	14	90

Administrative Class	8,319	58,104	7,257	52,646

Advisor Class	2,507	17,775	2,252	16,464
Issued as reinvestment of distributions

Institutional Class	10	67	41	287

Class M	1	9	8	57

Administrative Class	780	5,381	4,079	28,472

Advisor Class	343	2,395	1,894	13,385
Cost of shares redeemed

Institutional Class	(139)	(953)	(172)	(1,262)

Class M	(8)	(53)	(15)	(103)

Administrative Class	(9,871)	(68,306)	(7,704)	(55,946)

Advisor Class	(3,086)	(21,671)	(2,933)	(21,372)

Net increase (decrease) resulting from Portfolio share transactions	(910)	$(5,641)	4,897	$33,968

†	A zero balance may reflect actual amounts rounding to less than one thousand.

50	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

As of December 31, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 29% of the Portfolio. One of the shareholders is a related party and comprises 12% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary on August 1, 2006, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 11.9% of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned

ANNUAL REPORT	DECEMBER 31, 2018	51

Notes to Financial Statements (Cont.)

subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

The IRS recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Commodity Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Commodity Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO CommodityRealReturn® Strategy Portfolio	$7,971	$0	$(13,488)	$0	$(37,010)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommodityRealReturn® Strategy Portfolio	$13,841	$23,169

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommodityRealReturn® Strategy Portfolio	$577,053	$10,857	$(24,362)	$(13,505)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

52	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommodityRealReturn® Strategy Portfolio	$7,852	$0	$0	$42,201	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2018	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommodityRealReturn® Strategy Portfolio and its subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related consolidated statements of operations and cash flows for the year ended December 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

54	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co., Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.

BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank

CIB	Canadian Imperial Bank of Commerce	MAC	Macquarie Bank Limited	SOG	Societe Generale

DUB	Deutsche Bank AG	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.

FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC

FBF	Credit Suisse International

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble

CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

EUR	Euro

Exchange Abbreviations:

CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter

KCBT	Kansas City Board of Trade

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CPTFEMU	Eurozone HICP ex-Tobacco Index	MEHCL	Custom Commodity Forward Index

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MEHMID	Custom Commodity Forward Index

BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	EURMARGIN	European Refined Margin	MQCP563E	Macquarie MQCP563E Custom Commodity Index

BCOMTR	Bloomberg Commodity Index Total Return	EURSIMP	Weighted Basket of Refined Products	NAPGASFO	Naphtha Fuel Oil Spread

BRENT	Brent Crude	FRCPXTOB	France Consumer Price ex-Tobacco Index	PIMCODB	PIMCO Custom Commodity Basket

CDX.HY	Credit Derivatives Index - High Yield	GOLDLNPM	London Gold Market Fixing Ltd. PM	PLATGOLD	Platinum-Gold Spread

CDX.IG	Credit Derivatives Index - Investment Grade	ISDA	International Swaps and Derivatives Association, Inc.	RBCAEC	Custom Commodity Forward Index

CIXBSTR3	Custom Commodity Index	JMABCT3E	J.P. Morgan Custom Commodity Index	SLVRLND	London Silver Market Fixing Ltd.

CIXBXMB	Custom Commodity Index	JMABDEWE	J.P. Morgan Custom Commodity Index	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index

CMBX	Commercial Mortgage-Backed Index	JMABFNJ1	J.P. Morgan Custom Commodity Index	UKRPI	United Kingdom Retail Prices Index

CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	JMABNIC	J.P. Morgan Nic Custom Index	ULSD	Ultra-Low Sulfur Diesel

COCL	ICE BofAML Large Cap Contingent Capital Index	LLS	Light Louisiana Sweet Crude	US0003M	3 Month USD Swap Rate

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index

Other Abbreviations:

BBR	Bank Bill Rate	NCUA	National Credit Union Administration	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor	TELBOR	Tel Aviv Inter-Bank Offered Rate

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

DAC	Designated Activity Company	oz.	Ounce	WTI	West Texas Intermediate

LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	YOY	Year-Over-Year

Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ANNUAL REPORT	DECEMBER 31, 2018	55

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO CommodityRealReturn® Strategy Portfolio	0.00%	0.00%	$276	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

56	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2018	57

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

58	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2018	59

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

64	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2018	65

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT03AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO Dynamic Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

*	Prior to July 30, 2018, the PIMCO Dynamic Bond Portfolio was named the PIMCO Unconstrained Bond Portfolio.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO Dynamic Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Portfolio (formerly the PIMCO Unconstrained Bond Portfolio) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio's diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Dynamic Bond Portfolio	05/02/11	04/30/12	10/31/14	05/02/11	04/30/13	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO Dynamic Bond Portfolio

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2018†§

U.S. Treasury Obligations	33.4%

Corporate Bonds & Notes	20.9%

U.S. Government Agencies	18.2%

Asset-Backed Securities	16.1%

Non-Agency Mortgage-Backed Securities	4.7%

Short-Term Instruments‡	3.3%

Sovereign Issues	2.6%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	Inception≈
PIMCO Dynamic Bond Portfolio Institutional Class	1.18%	2.55%	2.58%
PIMCO Dynamic Bond Portfolio Class M	0.73%	—	1.81%
PIMCO Dynamic Bond Portfolio Administrative Class	1.03%	2.39%	2.26%
PIMCO Dynamic Bond Portfolio Advisor Class	0.93%	2.29%	1.47%
3 Month USD LIBOR Index±	2.20%	0.92%	0.72%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.88% for Institutional Class shares, 1.33% for Class M shares, 1.03% for Administrative Class shares, and 1.13% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Long exposure to non-agency mortgages contributed to performance, as the BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-agency mortgages, increased.

»

Short positioning at the 2-year portion of the U.S. Treasury yield curve contributed during the first half of the year, as rates rose. Long positions in U.S. nominal rates, primarily at the 2- and 10-year portion of the yield curve, contributed to performance, as yields fell during the latter half of the reporting period.

»	Short exposure to the euro contributed to performance, as the euro depreciated versus the U.S. dollar.

»	Long exposure to investment grade corporate credit detracted from performance, as the Bloomberg Barclays Corporate Average OAS, which generally measures corporate credit spreads, widened.

»

Holdings of sovereign and quasi-sovereign external debt detracted from performance, as the JP Morgan Emerging Market Bond Index, which generally tracks the total return of emerging market external debt, fell.

»	Long currency positioning to the Argentine peso detracted from performance, as the peso depreciated against the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Dynamic Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,006.20	$5.21	$1,000.00	$1,020.01	$5.24	1.03%
Class M	1,000.00	1,004.00	7.48	1,000.00	1,017.74	7.53	1.48
Administrative Class	1,000.00	1,005.50	5.96	1,000.00	1,019.26	6.01	1.18
Advisor Class	1,000.00	1,005.00	6.47	1,000.00	1,018.75	6.51	1.28

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO Dynamic Bond Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total	Net Asset Value End of Year or Period	Total Return
Institutional Class

12/31/2018	$10.54	$0.33	$(0.21)	$0.12	$(0.31)	$0.00	$(0.31)	$10.35	1.18%

12/31/2017	10.21	0.28	0.24	0.52	(0.19)	0.00	(0.19)	10.54	5.16

12/31/2016	9.92	0.30	0.18	0.48	(0.19)	0.00	(0.19)	10.21	4.89

12/31/2015	10.45	0.29	(0.45)	(0.16)	(0.37)	0.00	(0.37)	9.92	(1.53)

12/31/2014	10.25	0.14	0.19	0.33	(0.13)	0.00	(0.13)	10.45	3.20
Class M

12/31/2018	10.54	0.29	(0.21)	0.08	(0.27)	0.00	(0.27)	10.35	0.73

12/31/2017	10.21	0.22	0.26	0.48	(0.15)	0.00	(0.15)	10.54	4.69

12/31/2016	9.92	0.25	0.18	0.43	(0.14)	0.00	(0.14)	10.21	4.42

12/31/2015	10.45	0.25	(0.46)	(0.21)	(0.32)	0.00	(0.32)	9.92	(1.96)

10/31/2014 - 12/31/2014	10.49	0.04	(0.06)	(0.02)	(0.02)	0.00	(0.02)	10.45	(0.17)
Administrative Class

12/31/2018	10.54	0.32	(0.21)	0.11	(0.30)	0.00	(0.30)	10.35	1.03

12/31/2017	10.21	0.25	0.26	0.51	(0.18)	0.00	(0.18)	10.54	5.01

12/31/2016	9.92	0.29	0.17	0.46	(0.17)	0.00	(0.17)	10.21	4.73

12/31/2015	10.45	0.26	(0.44)	(0.18)	(0.35)	0.00	(0.35)	9.92	(1.68)

12/31/2014	10.25	0.13	0.18	0.31	(0.11)	0.00	(0.11)	10.45	3.04
Advisor Class

12/31/2018	10.54	0.31	(0.21)	0.10	(0.29)	0.00	(0.29)	10.35	0.93

12/31/2017	10.21	0.24	0.26	0.50	(0.17)	0.00	(0.17)	10.54	4.90

12/31/2016	9.92	0.27	0.18	0.45	(0.16)	0.00	(0.16)	10.21	4.63

12/31/2015	10.45	0.26	(0.45)	(0.19)	(0.34)	0.00	(0.34)	9.92	(1.78)

12/31/2014	10.25	0.16	0.14	0.30	(0.10)	0.00	(0.10)	10.45	2.94

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 2, 2017, the Portfolio’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Ratios/Supplemental Data
	Ratios to Average Net Assets
Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$24,611	1.00%		1.00%		0.85%		0.85%		3.16%		189%

30,451	0.92	(c)	0.92	(c)	0.89	(c)	0.89	(c)	2.70		210

15,701	0.91		0.91		0.90		0.90		3.02		364

15,902	0.91		0.91		0.90		0.90		2.83		414

374	0.90		0.90		0.90		0.90		1.32		255

632	1.45		1.45		1.30		1.30		2.74		189

685	1.37	(c)	1.37	(c)	1.34	(c)	1.34	(c)	2.13		210

672	1.36		1.36		1.35		1.35		2.53		364

345	1.36		1.36		1.35		1.35		2.37		414

15	1.35	*	1.35	*	1.35	*	1.35	*	2.42	*	255

261,278	1.15		1.15		1.00		1.00		3.04		189

281,332	1.07	(c)	1.07	(c)	1.04	(c)	1.04	(c)	2.43		210

275,774	1.06		1.06		1.05		1.05		2.87		364

263,768	1.06		1.06		1.05		1.05		2.50		414

288,528	1.05		1.05		1.05		1.05		1.25		255

14,310	1.25		1.25		1.10		1.10		2.95		189

12,874	1.17	(c)	1.17	(c)	1.14	(c)	1.14	(c)	2.34		210

11,461	1.16		1.16		1.15		1.15		2.76		364

9,126	1.16		1.16		1.15		1.15		2.47		414

4,805	1.15		1.15		1.15		1.15		1.53		255

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO Dynamic Bond Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities*	$401,908
Investments in Affiliates	4,617
Financial Derivative Instruments
Exchange-traded or centrally cleared	201
Over the counter	816
Deposits with counterparty	2,080
Foreign currency, at value	1,033
Receivable for investments sold	17,196
Receivable for TBA investments sold	22,425
Receivable for Portfolio shares sold	57
Interest and/or dividends receivable	2,011
Dividends receivable from Affiliates	6
Total Assets	452,350

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$60,505
Financial Derivative Instruments
Exchange-traded or centrally cleared	333
Over the counter	1,300
Payable for investments purchased	943
Payable for investments in Affiliates purchased	6
Payable for TBA investments purchased	86,692
Deposits from counterparty	1,082
Payable for Portfolio shares redeemed	411
Accrued investment advisory fees	137
Accrued supervisory and administrative fees	74
Accrued distribution fees	3
Accrued servicing fees	33
Total Liabilities	151,519

Net Assets	$300,831

Net Assets Consist of:

Paid in capital	$291,915
Distributable earnings (accumulated loss)	8,916

Net Assets	$300,831

Net Assets:

Institutional Class	$24,611
Class M	632
Administrative Class	261,278
Advisor Class	14,310

Shares Issued and Outstanding:

Institutional Class	2,377
Class M	61
Administrative Class	25,240
Advisor Class	1,382

Net Asset Value Per Share Outstanding:

Institutional Class	$10.35
Class M	10.35
Administrative Class	10.35
Advisor Class	10.35

Cost of investments in securities	$400,950
Cost of investments in Affiliates	$4,616
Cost of foreign currency held	$1,023
Cost or premiums of financial derivative instruments, net	$2,215

* Includes repurchase agreements of:	$211

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Dynamic Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest	$12,963
Dividends	30
Dividends from Investments in Affiliates	208
Total Income	13,201

Expenses:

Investment advisory fees	1,733
Supervisory and administrative fees	945
Distribution and/or servicing fees - Class M	3
Servicing fees - Administrative Class	414
Distribution and/or servicing fees - Advisor Class	34
Trustee fees	9
Interest expense	476
Miscellaneous expense	3
Total Expenses	3,617

Net Investment Income (Loss)	9,584

Net Realized Gain (Loss):

Investments in securities	(3,921)
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	7,050
Over the counter financial derivative instruments	1,803
Foreign currency	(138)

Net Realized Gain (Loss)	4,796

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(7,131)
Exchange-traded or centrally cleared financial derivative instruments	(4,246)
Over the counter financial derivative instruments	370
Foreign currency assets and liabilities	17

Net Change in Unrealized Appreciation (Depreciation)	(10,990)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,390

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO Dynamic Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$9,584	$7,701
Net realized gain (loss)	4,796	4,968
Net change in unrealized appreciation (depreciation)	(10,990)	2,546

Net Increase (Decrease) in Net Assets Resulting from Operations	3,390	15,215

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(750)	(353)
Class M	(18)	(10)
Administrative Class	(7,796)	(4,876)
Advisor Class	(375)	(201)

Total Distributions(a)	(8,939)	(5,440)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(18,962)	11,959

Total Increase (Decrease) in Net Assets	(24,511)	21,734

Net Assets:

Beginning of year	325,342	303,608
End of year	$300,831	$325,342

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Dynamic Bond Portfolio

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 133.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

Avolon Holdings Ltd.
4.470% (LIBOR03M + 2.000%) due 01/15/2025 ~		$917	$885

Caesars Resort Collection LLC
5.272% (LIBOR03M + 2.750%) due 12/22/2024 ~		297	285

Charter Communications Operating LLC
4.530% (LIBOR03M + 2.000%) due 04/30/2025 ~		195	188

RegionalCare Hospital Partners Holdings, Inc.
7.129% (LIBOR03M + 4.500%) due 11/16/2025 ~		600	569

Wyndham Hotels & Resorts, Inc.
4.272% due 05/30/2025		599	577

Total Loan Participations and Assignments (Cost $2,572)			2,504

CORPORATE BONDS & NOTES 28.2%

BANKING & FINANCE 18.2%

ABN AMRO Bank NV
4.750% due 07/28/2025		100	100

AerCap Ireland Capital DAC
3.950% due 02/01/2022		500	491

AGFC Capital Trust
4.186% (US0003M + 1.750%) due 01/15/2067 ~		100	45

Aircastle Ltd.
5.500% due 02/15/2022		600	614

American International Group, Inc.
4.125% due 02/15/2024		300	302

Aviation Capital Group LLC
3.688% (US0003M + 0.950%) due 06/01/2021 ~		900	899

Bank of America Corp.
3.550% due 03/05/2024 •		1,400	1,384
4.382% due 10/21/2025 ~	MXN	2,000	130
5.875% due 03/15/2028 •(g)		$600	547

Barclays Bank PLC
7.625% due 11/21/2022 (h)		400	415
14.000% due 06/15/2019 •(g)	GBP	500	668

Barclays PLC
4.375% due 01/12/2026		$1,000	952
6.500% due 09/15/2019 •(g)(h)	EUR	200	224

Blackstone CQP Holdco LP
6.500% due 03/20/2021		$300	302

Citibank N.A.
3.400% due 07/23/2021		500	501

Citigroup, Inc.
4.044% due 06/01/2024 •		600	603
6.250% due 08/15/2026 •(g)		200	192

Cooperatieve Rabobank UA
2.500% due 01/19/2021		500	492
3.750% due 07/21/2026		700	657
6.875% due 03/19/2020 (h)	EUR	1,100	1,363

Credit Agricole S.A.
6.500% due 06/23/2021 •(g)(h)		300	351

Credit Suisse AG
6.500% due 08/08/2023 (h)		$600	627

Credit Suisse Group AG
2.997% due 12/14/2023 •		550	524

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		700	671

Deutsche Bank AG
4.250% due 10/14/2021		1,450	1,419

Ford Motor Credit Co. LLC
0.054% due 12/01/2021 •	EUR	100	107
0.114% due 05/14/2021 •		200	219
3.157% due 08/04/2020		$500	490
3.851% (US0003M + 1.235%) due 02/15/2023 ~		900	833

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		$800	$777
3.200% due 02/23/2023		300	291
3.625% due 01/22/2023		300	296
3.691% due 06/05/2028 •		1,800	1,676

Harley-Davidson Financial Services, Inc.
3.647% (US0003M + 0.940%) due 03/02/2021 ~		800	799

HSBC Holdings PLC
3.400% due 03/08/2021		600	598
3.908% (US0003M + 1.500%) due 01/05/2022 ~		400	404
4.292% due 09/12/2026 •		500	494
4.300% due 03/08/2026		500	494
5.875% due 09/28/2026 •(g)(h)	GBP	400	489
6.250% due 03/23/2023 •(g)(h)		$500	469

International Lease Finance Corp.
8.250% due 12/15/2020		900	968

Intesa Sanpaolo SpA
3.875% due 01/12/2028		1,000	856

JPMorgan Chase & Co.
3.797% due 07/23/2024 •		300	301
4.218% (US0003M + 1.480%) due 03/01/2021 ~		2,000	2,026
5.990% (US0003M + 3.470%) due 01/30/2019 ~(g)		502	497

Lloyds Banking Group PLC
7.000% due 06/27/2019 •(g)(h)	GBP	400	511
7.625% due 06/27/2023 •(g)(h)		1,956	2,571
7.875% due 06/27/2029 •(g)(h)		200	274

Mitsubishi UFJ Financial Group, Inc.
2.190% due 09/13/2021		$700	676

Mizuho Financial Group, Inc.
3.922% due 09/11/2024 •		500	506

Morgan Stanley
3.125% due 01/23/2023		200	195
3.591% due 07/22/2028 •		800	757
3.772% due 01/24/2029 •		100	96

National Rural Utilities Cooperative Finance Corp.
3.178% (US0003M + 0.375%) due 06/30/2021 ~		600	596

Nationstar Mortgage Holdings, Inc.
9.125% due 07/15/2026		600	585

Nationwide Building Society
3.766% due 03/08/2024 •		300	289
4.302% due 03/08/2029 •		1,700	1,601

Navient Corp.
5.875% due 03/25/2021		200	192

Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2019	DKK	5,000	782

Nykredit Realkredit A/S
1.000% due 10/01/2019		31,200	4,841

Realkredit Danmark A/S
1.000% due 04/01/2019		5,500	847
2.000% due 04/01/2019		8,000	1,235

Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 •(g)(h)		$1,200	1,245

Santander UK PLC
2.500% due 03/14/2019		1,400	1,398
3.400% due 06/01/2021		500	498

Springleaf Finance Corp.
6.125% due 05/15/2022		250	244

Standard Chartered PLC
3.770% (US0003M + 1.130%) due 08/19/2019 ~		800	804

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	50	62

Synchrony Bank
3.000% due 06/15/2022		$500	468

Toronto-Dominion Bank
3.408% (US0003M + 1.000%) due 04/07/2021 ~		800	807

UBS AG
5.125% due 05/15/2024 (h)		1,300	1,297
7.625% due 08/17/2022 (h)		250	267

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UniCredit SpA
7.830% due 12/04/2023		$900	$942

Unigel Luxembourg S.A.
10.500% due 01/22/2024		400	418

Wells Fargo & Co.
2.600% due 07/22/2020		200	198
2.625% due 07/22/2022		400	386
3.000% due 02/19/2025		1,300	1,227
3.584% due 05/22/2028 •		400	385

			54,757

INDUSTRIALS 8.1%

AbbVie, Inc.
2.300% due 05/14/2021		100	98

Allergan Sales LLC
4.875% due 02/15/2021		233	239

Altice Financing S.A.
6.625% due 02/15/2023		400	385
7.500% due 05/15/2026		700	640

Amazon.com, Inc.
4.050% due 08/22/2047		600	589

American Airlines Pass-Through Trust
3.000% due 04/15/2030		369	350

Anheuser-Busch InBev Worldwide, Inc.
4.000% due 04/13/2028		600	575

BC Unlimited Liability Co.
4.250% due 05/15/2024		300	277

Broadcom Corp.
3.000% due 01/15/2022		400	385
3.625% due 01/15/2024		100	95

CCO Holdings LLC
5.000% due 02/01/2028		700	646

Charter Communications Operating LLC
3.579% due 07/23/2020		200	200
4.908% due 07/23/2025		400	398
6.484% due 10/23/2045		100	104

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		600	598
7.000% due 06/30/2024		200	211

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		200	186

Conagra Brands, Inc.
3.800% due 10/22/2021		800	801

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(b)(c)		302	125

Continental Resources, Inc.
4.375% due 01/15/2028		300	283

CVS Health Corp.
2.750% due 12/01/2022		200	193
4.100% due 03/25/2025		800	794
5.125% due 07/20/2045		100	98

Dell International LLC
3.480% due 06/01/2019		150	150
4.420% due 06/15/2021		850	850
6.020% due 06/15/2026		150	151

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		800	768
2.820% due 01/19/2022		900	881

DISH DBS Corp.
7.875% due 09/01/2019		400	409

Energy Transfer Partners LP
5.000% due 10/01/2022		1,500	1,532

Exela Intermediate LLC
10.000% due 07/15/2023		300	288

GATX Corp.
3.302% (US0003M + 0.720%) due 11/05/2021 ~		900	891

IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (b)	EUR	200	220

IRB Holding Corp.
6.750% due 02/15/2026		$300	263

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Komatsu Finance America, Inc.
2.118% due 09/11/2020		$300	$294

Marvell Technology Group Ltd.
4.200% due 06/22/2023		500	499

Murphy Oil Corp.
5.750% due 08/15/2025		200	187

Newfield Exploration Co.
5.375% due 01/01/2026		500	491

NVR, Inc.
3.950% due 09/15/2022		900	886

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		500	491

QUALCOMM, Inc.
4.800% due 05/20/2045		100	96

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		800	769

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026		400	386

Republic Services, Inc.
3.550% due 06/01/2022		300	301

Reynolds Group Issuer, Inc.
7.000% due 07/15/2024		125	119

Rockwell Collins, Inc.
2.800% due 03/15/2022		300	292

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		700	721

Sands China Ltd.
5.125% due 08/08/2025		600	595

Sirius XM Radio, Inc.
3.875% due 08/01/2022		200	192

Thermo Fisher Scientific, Inc.
3.600% due 08/15/2021		400	401

Transocean, Inc.
7.250% due 11/01/2025		600	526

Valeant Pharmaceuticals International
8.500% due 01/31/2027		300	292

VMware, Inc.
2.950% due 08/21/2022		900	859

WPP Finance
4.750% due 11/21/2021		900	917

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		400	391

			24,378

UTILITIES 1.9%

AT&T, Inc.
3.488% (US0003M + 0.750%) due 06/01/2021 ~		800	795
4.100% due 02/15/2028		306	295

Petrobras Global Finance BV
4.375% due 05/20/2023		50	48
5.999% due 01/27/2028		1,868	1,763
6.250% due 12/14/2026	GBP	100	132
6.850% due 06/05/2115		$350	314

Rio Oil Finance Trust
9.250% due 07/06/2024		455	488

Sprint Communications, Inc.
7.000% due 03/01/2020		200	206

Tallgrass Energy Partners LP
4.750% due 10/01/2023		800	775

Verizon Communications, Inc.
3.716% (US0003M + 1.100%) due 05/15/2025 ~		600	582
4.125% due 03/16/2027		300	301

			5,699

Total Corporate Bonds & Notes (Cost $87,443)			84,834

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		70	77

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	$175	$178

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (e)	3,000	169

Total Municipal Bonds & Notes (Cost $423)		424

U.S. GOVERNMENT AGENCIES 24.5%

Fannie Mae
3.500% due 12/01/2047 - 07/01/2048	7,866	7,871

Fannie Mae, TBA
3.000% due 01/01/2049	4,100	4,001
3.500% due 01/01/2049 - 02/01/2049	54,900	54,897
4.000% due 01/01/2049	5,600	5,711

Freddie Mac
1.492% due 10/25/2021 ~(a)	343	12
3.695% due 07/15/2047 •(a)	1,123	191

Ginnie Mae, TBA
4.000% due 01/01/2049	1,000	1,024

Total U.S. Government Agencies (Cost $72,579)		73,707

U.S. TREASURY OBLIGATIONS 45.2%

U.S. Treasury Bonds
2.875% due 11/15/2046	150	146

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2021	39,585	38,513
0.125% due 07/15/2024	852	817
0.250% due 01/15/2025	5,936	5,687
0.375% due 07/15/2027	3,101	2,945
0.625% due 01/15/2026	5,130	4,997
2.000% due 01/15/2026 (n)	828	884
2.375% due 01/15/2025	2,683	2,902
2.375% due 01/15/2027	2,144	2,368

U.S. Treasury Notes
1.250% due 07/31/2023 (j)	4,000	3,784
1.375% due 06/30/2023 (j)	7,550	7,190
1.375% due 08/31/2023 (j)	4,600	4,373
1.750% due 09/30/2022 (j)	5,700	5,551
1.875% due 12/15/2020 (j)	1,500	1,482
1.875% due 07/31/2022 (j)	5,200	5,093
2.000% due 05/31/2021 (l)(n)	1,100	1,088
2.000% due 12/31/2021 (l)(n)	3,600	3,552
2.000% due 07/31/2022 (j)(n)	11,400	11,215
2.000% due 11/30/2022 (l)(n)	1,000	982
2.000% due 04/30/2024	3,600	3,506
2.125% due 09/30/2021 (j)(l)	16,500	16,346
2.250% due 12/31/2023 (j)	4,150	4,098
2.250% due 01/31/2024	1,270	1,254
2.500% due 05/15/2024	1,800	1,797
2.750% due 02/15/2024 (j)	5,200	5,257

Total U.S. Treasury Obligations (Cost $138,473)		135,827

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%

American Home Mortgage Assets Trust
2.716% due 06/25/2037 •	812	747

Banc of America Funding Trust
2.630% due 02/20/2047 •	843	804
2.660% due 07/20/2036 •	1,368	1,344

Banc of America Mortgage Trust
4.368% due 06/25/2035 ~	111	105

BCAP LLC Trust
5.250% due 06/26/2036	401	275

Bear Stearns Adjustable Rate Mortgage Trust
4.009% due 11/25/2034 ~	502	465

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.680% due 01/25/2035 ~		$10	$11

CBA Commercial Small Balance Commercial Mortgage
3.006% due 06/25/2038 •		1,034	749

Countrywide Alternative Loan Trust
2.650% due 02/20/2047 ^•		295	240
2.676% due 01/25/2037 ^•		496	484
5.500% due 04/25/2035		839	705
6.000% due 02/25/2037 ^		393	287
6.500% due 11/25/2037 ^		534	400

Countrywide Home Loan Mortgage Pass-Through Trust
3.587% due 02/20/2036 ~		414	334
3.910% due 08/25/2034 ~		205	198

Credit Suisse Mortgage Capital Certificates
2.975% due 12/27/2035 •		796	791

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.836% due 08/25/2037 ^•		635	553

Downey Savings & Loan Association Mortgage Loan Trust
2.660% due 10/19/2036 •		611	537

First Horizon Alternative Mortgage Securities Trust
4.052% due 01/25/2036 ^~		222	170
4.172% due 06/25/2036 ^~		245	226
4.290% due 06/25/2034 ~		132	130

First Horizon Mortgage Pass-Through Trust
4.349% due 11/25/2037 ^~		1,585	1,434

GSMPS Mortgage Loan Trust
8.000% due 01/25/2035		551	604

HarborView Mortgage Loan Trust
3.290% due 11/19/2034 ^•		49	45

IndyMac Mortgage Loan Trust
2.716% due 04/25/2046 •		2,210	2,011
3.827% due 08/25/2037 ^~		307	267
4.315% due 10/25/2034 ~		25	26

Lehman XS Trust
2.731% due 08/25/2046 ^•		503	470

Mortgage Equity Conversion Asset Trust
3.120% due 05/25/2042 «•		643	598

RBSSP Resecuritization Trust
2.565% due 02/26/2037 •		529	520

RMAC Securities PLC
1.050% due 06/12/2044 •	GBP	1,202	1,428

Structured Asset Mortgage Investments Trust
2.706% due 08/25/2036 •		$622	770

Structured Asset Securities Corp. Trust
5.500% due 09/25/2035 ^		220	217

Thornburg Mortgage Securities Trust
2.636% due 06/25/2037 •		313	302
3.756% due 06/25/2037 ^•		45	42

WaMu Mortgage Pass-Through Certificates Trust
2.966% due 04/25/2045 •		65	65

Washington Mutual Mortgage Pass-Through Certificates Trust
3.956% due 09/25/2035 ^•		814	713

Wells Fargo Mortgage-Backed Securities Trust
4.503% due 06/25/2035 ~		146	150

Total Non-Agency Mortgage-Backed Securities (Cost $17,948)			19,217

ASSET-BACKED SECURITIES 21.7%

Accredited Mortgage Loan Trust
2.903% due 09/25/2035 •		1,000	844

ACE Securities Corp. Home Equity Loan Trust
2.666% due 05/25/2036 •		34	34

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.226% due 03/25/2035 •		577	579

Argent Securities Trust
2.656% due 07/25/2036 •		771	648

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.886% due 02/25/2036 •		1,615	1,247

Asset-Backed Funding Certificates Trust
2.666% due 01/25/2037 •		2,834	1,819

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.726% due 01/25/2037 •	$1,972	$1,275

Asset-Backed Securities Corp. Home Equity Loan Trust
3.526% due 07/25/2035 •	4,263	4,111

Bear Stearns Asset-Backed Securities Trust
2.990% due 11/25/2035 ^•	1,650	1,650
2.996% due 09/25/2035 •	1,100	1,092

Belle Haven ABS CDO Ltd.
2.942% due 11/03/2044 •	238	118
2.982% due 11/03/2044 •	364	183

Business Jet Securities LLC
4.447% due 06/15/2033	452	457

CIT Mortgage Loan Trust
3.856% due 10/25/2037 •	725	734

Citigroup Mortgage Loan Trust
2.646% due 08/25/2036 •	4	4

Citigroup Mortgage Loan Trust, Inc.
2.956% due 10/25/2035 ^•	1,000	989

Countrywide Asset-Backed Certificates
2.636% due 12/25/2036 ^•	358	330
2.646% due 08/25/2037 ^•	2,050	1,994
2.646% due 06/25/2047 ^•	586	531
2.656% due 07/25/2036 ^•	158	158
2.656% due 04/25/2047 ^•	530	508
2.686% due 11/25/2047 ^•	566	504
2.716% due 05/25/2047 ^•	1,892	1,566
4.789% due 07/25/2036 Ø	300	297

Countrywide Asset-Backed Certificates Trust
3.511% due 08/25/2035 •	1,660	1,665
6.095% due 08/25/2035 Ø	344	350

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	227	228

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.816% due 03/25/2037 ^Ø	2,500	1,428

First Franklin Mortgage Loan Trust
2.866% due 11/25/2035 •	3,909	3,735

GSAA Home Equity Trust
2.786% (US0001M + 0.280%) due 07/25/2037 ~	2,876	1,120
5.985% due 06/25/2036 ~	1,157	539

GSAMP Trust
2.706% due 11/25/2036 •	1,004	608
2.736% due 03/25/2047 •	2,000	1,706

Home Equity Asset Trust
3.196% due 08/25/2035 •	1,900	1,855

HSI Asset Securitization Corp. Trust
2.616% due 12/25/2036 •	2,221	807
2.726% due 12/25/2036 •	625	229

Jamestown CLO Ltd.
3.126% due 07/15/2026 •	311	310

JPMorgan Mortgage Acquisition Corp.
2.846% due 02/25/2036 ^•	1,060	1,034

Long Beach Mortgage Loan Trust
3.026% due 08/25/2045 •	991	960
3.421% due 08/25/2035 •	2,000	1,811

MASTR Specialized Loan Trust
2.876% due 01/25/2037 •	1,656	959

Morgan Stanley ABS Capital, Inc. Trust
2.631% due 07/25/2036 •	436	382
2.646% due 11/25/2036 •	194	122
2.646% due 05/25/2037 •	711	627
2.656% due 07/25/2036 •	811	413
2.656% due 10/25/2036 •	472	299
3.046% due 12/25/2034 •	514	506

Morgan Stanley Capital, Inc. Trust
2.686% due 03/25/2036 •	17	13
2.796% due 01/25/2036 •	312	306

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Home Equity Loan Trust
2.646% due 12/25/2036 •		$2,234	$1,320
2.766% due 04/25/2036 •		3,184	2,476

Morgan Stanley IXIS Real Estate Capital Trust
2.656% due 07/25/2036 •		1,619	856

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.906% due 02/25/2037 ^•		2,283	968

OFSI Fund Ltd.
3.345% due 10/18/2026 •		800	798

Option One Mortgage Loan Trust
2.836% due 04/25/2037 •		3,347	2,126

Residential Asset Securities Corp. Trust
3.196% due 11/25/2035 •		3,100	3,055

Securitized Asset-Backed Receivables LLC Trust
3.166% due 08/25/2035 ^•		859	578
3.271% due 02/25/2034 •		352	347

Sierra Madre Funding Ltd.
2.763% due 09/07/2039 •		609	541
2.783% due 09/07/2039 •		3,278	2,912

SoFi Consumer Loan Program LLC
2.770% due 05/25/2026		341	339

SpringCastle America Funding LLC
3.050% due 04/25/2029		711	705

Staniford Street CLO Ltd.
3.968% due 06/15/2025 •		250	250

Structured Asset Investment Loan Trust
3.226% (US0001M + 0.720%) due 10/25/2035 ~		82	82

Structured Asset Securities Corp. Mortgage Loan Trust
3.511% due 11/25/2035 •		1,000	990

Terwin Mortgage Trust
2.876% due 01/25/2037 •		1,151	787

Triaxx Prime CDO Ltd.
2.609% due 10/02/2039 •		103	59

Venture CLO Ltd.
3.650% due 10/22/2031 •		1,400	1,399

Wells Fargo Home Equity Asset-Backed Securities Trust
2.736% due 04/25/2037 •		1,084	1,049

Total Asset-Backed Securities (Cost $59,574)			65,321

SOVEREIGN ISSUES 3.6%

Argentina Government International Bond
5.875% due 01/11/2028		1,000	723
6.875% due 01/11/2048		500	351
48.797% (BADLARPP + 3.250%) due 03/01/2020 ~	ARS	100	3
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		2,373	61
50.950% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		694	18
59.257% (ARLLMONP) due 06/21/2020 ~(a)		48,197	1,379

Brazil Government International Bond
5.625% due 02/21/2047		$50	47

Kuwait International Government Bond
3.500% due 03/20/2027		1,300	1,296

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	215	153
3.000% due 09/20/2030		853	671

Peru Government International Bond
6.150% due 08/12/2032	PEN	2,000	605

Qatar Government International Bond
3.875% due 04/23/2023		$700	709
4.500% due 04/23/2028		200	209

Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	500	579

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saudi Government International Bond
3.625% due 03/04/2028		$500	$474
4.500% due 04/17/2030		1,500	1,495
4.500% due 10/26/2046		600	544
4.625% due 10/04/2047		500	458

Slovenia Government International Bond
5.250% due 02/18/2024		300	323

Turkey Government International Bond
7.250% due 12/23/2023		600	618

Total Sovereign Issues (Cost $12,615)			10,716

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Nationwide Building Society
10.250% ~		2,250	401

Total Preferred Securities (Cost $476)			401

SHORT-TERM INSTRUMENTS 3.0%

REPURCHASE AGREEMENTS (i) 0.1%
			211

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.2%
(1.697)% due 01/31/2019 - 06/28/2019 (d)(e)	ARS	25,456	715

JAPAN TREASURY BILLS 2.7%
(0.159)% due 03/11/2019 (d)(e)	JPY	880,000	8,031

Total Short-Term Instruments (Cost $8,847)			8,957

Total Investments in Securities (Cost $400,950)			401,908

		SHARES
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%

PIMCO Short-Term Floating NAV Portfolio III		467,126	4,617

Total Short-Term Instruments (Cost $4,616)			4,617

Total Investments in Affiliates (Cost $4,616)			4,617

Total Investments 135.1% (Cost $405,566)			$406,525

Financial Derivative Instruments (k)(m) (0.2)% (Cost or Premiums, net $2,215)			(616)

Other Assets and Liabilities, net (34.9)%			(105,078)

Net Assets 100.0%			$300,831

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$211	U.S. Treasury Notes 2.875% due 09/30/2023	$(219)	$211	$211

Total Repurchase Agreements						$(219)	$211	$211

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.600%	11/27/2018	01/23/2019	$(25,878)	$(25,945)
	2.780	12/13/2018	01/11/2019	(17,250)	(17,276)
GRE	2.540	11/13/2018	02/13/2019	(286)	(288)
	2.540	11/14/2018	02/14/2019	(7,059)	(7,084)
RCY	2.570	11/16/2018	01/16/2019	(1,683)	(1,688)
	2.650	11/29/2018	01/10/2019	(5,198)	(5,210)
	2.660	12/04/2018	01/14/2019	(3,007)	(3,014)

Total Reverse Repurchase Agreements					$(60,505)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(43,221)	$0	$(43,221)	$43,155	$(66)
FICC	211	0	0	211	(219)	(8)
GRE	0	(7,372)	0	(7,372)	7,482	110
RCY	0	(9,912)	0	(9,912)	9,976	64

Total Borrowings and Other Financing Transactions	$211	$(60,505)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(53,133)	$(7,372)	$0	$(60,505)

Total Borrowings	$0	$(53,133)	$(7,372)	$0	$(60,505)

Payable for reverse repurchase agreements					$(60,505)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

(j)	Securities with an aggregate market value of $60,906 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(15,568) at a weighted average interest rate of 2.169%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2019	200	$	22,938	$365	$50	$0
U.S. Treasury 10-Year Note March Futures	03/2019	112		13,666	331	44	0

					$696	$94	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2019	608	$	(147,919)	$1,122	$0	$(7)
Euro-BTP Italy Government Bond March Futures	03/2019	126		(18,453)	(851)	0	(9)
U.S. Treasury 30-Year Bond March Futures	03/2019	5		(730)	(33)	0	(2)

					$238	$0	$(18)

Total Futures Contracts					$934	$94	$(18)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Kinder Morgan Energy Partners LP	(1.000)%	Quarterly	03/20/2019	0.083%	$	200	$(2)	$2	$0	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	03/20/2019	0.152%	$	1,100	$11	$(9)	$2	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	09/20/2020	0.311		400	8	(3)	5	0	0
Citigroup, Inc.	1.000	Quarterly	03/20/2019	0.217		500	5	(4)	1	0	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	1.450	EUR	400	(3)	1	(2)	0	0
Ford Motor Co.	5.000	Quarterly	03/20/2019	0.227	$	400	23	(18)	5	0	0
MetLife, Inc.	1.000	Quarterly	03/20/2019	0.128		800	9	(7)	2	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.487		900	22	(9)	13	0	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.612		400	10	(5)	5	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.706		400	10	(5)	5	0	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2019	0.713		2,200	162	(67)	95	1	0

							$257	$(126)	$131	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 26 5-Year Index	(1.000)%	Quarterly	12/20/2021	EUR	600	$(20)	$9	$(11)	$0	$(1)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		3,900	(103)	43	(60)	0	(8)
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		2,500	(15)	(15)	(30)	0	(7)

						$(138)	$37	$(101)	$0	$(16)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$	700	$41	$(18)	$23	$1	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023		600	30	(17)	13	1	0
CDX.IG-25 5-Year Index	1.000	Quarterly	12/20/2020		1,200	4	7	11	0	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023		2,400	44	(30)	14	1	0

						$119	$(58)	$61	$3	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.700%	Semi-Annual	12/14/2023	$	27,100	$(287)	$435	$148	$53	$0
Receive	3-Month USD-LIBOR	2.330	Semi-Annual	08/19/2025		2,400	(129)	158	29	0	(7)
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	12/03/2025		2,100	0	65	65	0	(6)
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		300	(4)	10	6	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		8,100	(139)	676	537	0	(26)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		15,700	1,363	42	1,405	0	(52)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		17,200	1,075	(424)	651	0	(64)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		5,000	575	(199)	376	0	(28)
Receive	3-Month USD-LIBOR	2.970	Semi-Annual	09/26/2048		6,900	355	(558)	(203)	0	(41)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,600	67	(227)	(160)	0	(33)
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024	EUR	14,800	41	176	217	12	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		3,000	61	(158)	(97)	0	(3)
Receive	6-Month GBP-LIBOR	2.050	Semi-Annual	09/23/2019	GBP	600	(23)	15	(8)	0	0
Receive	6-Month GBP-LIBOR	1.650	Semi-Annual	01/22/2020		2,100	(30)	5	(25)	0	0
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		700	(24)	(1)	(25)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024		18,200	(16)	(189)	(205)	0	(32)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2024		700	(8)	1	(7)	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	820,000	(16)	(110)	(126)	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/21/2028		200,000	18	(45)	(27)	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,000,000	26	(262)	(236)	0	(5)
Pay	28-Day MXN-TIIE	7.350	Lunar	09/30/2027	MXN	42,900	(25)	(170)	(195)	11	0
Receive	UKRPI	3.579	Maturity	10/15/2033	GBP	2,100	1	20	21	26	0

							$2,881	$(740)	$2,141	$103	$(299)

Total Swap Agreements							$3,117	$(885)	$2,232	$107	$(315)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$94	$107	$201	$0	$ (18)	$ (315)	$ (333)

(l)

Securities with an aggregate market value of $4,067 and cash of $2,080 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	DKK	50,548		$8,034	$277	$0
	01/2019	EUR	8,916		10,179	0	(43)
	01/2019		$187	ARS	7,625	12	0
BPS	01/2019	BRL	7,800		$2,027	14	0
	01/2019	JPY	21,300		190	0	(4)
	01/2019		$2,025	BRL	7,800	0	(13)
	01/2019		7,654	DKK	50,548	103	0
	04/2019	DKK	50,548		$7,716	0	(103)
CBK	01/2019	CAD	1,859		1,413	51	0
	01/2019	EUR	240		275	0	0
	01/2019	NZD	1,065		738	23	0
	02/2019		$1,569	COP	4,947,483	0	(49)
DUB	01/2021		87	BRL	380	5	0
FBF	01/2019		1,009	RUB	68,294	0	(32)
GLM	01/2019	EUR	408		$466	0	(2)
	01/2019	GBP	5,444		6,962	20	0
	03/2019	JPY	880,000		7,878	0	(191)
	07/2019		$634	ARS	29,842	8	0
HUS	01/2019		65		2,582	1	0
	01/2021	BRL	380		$59	0	(33)
IND	01/2019	JPY	202,296		1,785	0	(62)
JPM	01/2019	AUD	1,739		1,284	59	0
	01/2019		$731	ARS	28,380	14	0
	01/2019		155	MXN	3,150	5	0
	02/2019		2,665	TRY	15,209	135	0
SOG	01/2019		3,621	RUB	239,856	0	(188)
SSB	03/2019	SGD	3,307		$2,420	0	(11)
	03/2019	TWD	63,759		2,085	0	(14)

Total Forward Foreign Currency Contracts						$727	$(745)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	$	700	$33	$30
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019		700	34	31

Total Purchased Options								$67	$61

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400%	09/18/2019		$1,200	$(2)	$(2)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	EUR	2,100	(4)	(4)

							$(6)	$(6)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	$ 3,100	$(34)	$(28)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	3,100	(34)	(29)

							$(68)	$(57)

Total Written Options							$(74)	$(63)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	UBS AG	(1.000)%	Quarterly	06/20/2024	1.262%	$100	$7	$(6)	$1	$0

BPS	UBS AG	(1.000)	Quarterly	06/20/2024	1.262	200	13	(10)	3	0

							$20	$(16)	$4	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Russia Government International Bond	1.000%	Quarterly	12/20/2023	1.530%	$300	$(8)	$1	$0	$(7)

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.997	100	(3)	3	0	0

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	8.049	350	29	(58)	0	(29)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.997	500	(16)	16	0	0

CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.307	200	(3)	1	0	(2)

GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	8.049	350	29	(58)	0	(29)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.997	400	(13)	13	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.307	300	(3)	0	0	(3)

HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2019	0.746	1,600	1	1	2	0

JPM	Qatar Government International Bond	1.000	Quarterly	06/20/2019	0.216	1,000	20	(16)	4	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.530	1,300	(34)	3	0	(31)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.227	500	(25)	(2)	0	(27)

MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.357	100	1	2	3	0

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.227	1,100	(53)	(7)	0	(60)

							$(78)	$(101)	$9	$(188)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$1,540	$(317)	$205	$0	$(112)
	CDX.HY-23 5-Year Index 25-35%	5.000	Quarterly	12/20/2019	300	40	(25)	15	0

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	1,125	(232)	150	0	(82)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
MYC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$1,125	$(234)	$153	$0	$(81)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,600	(55)	38	0	(17)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,100	(39)	27	0	(12)

						$(837)	$548	$15	$(304)

Total Swap Agreements						$(895)	$431	$28	$(492)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$289	$30	$16	$335	$(43)	$(28)	$(119)	$(190)	$145	$(100)	$45
BPS	117	0	3	120	(120)	0	0	(120)	0	0	0
BRC	0	0	0	0	0	0	(111)	(111)	(111)	53	(58)
CBK	74	0	0	74	(49)	0	(2)	(51)	23	0	23
DUB	5	0	0	5	0	0	0	0	5	(10)	(5)
FBF	0	0	0	0	(32)	0	0	(32)	(32)	0	(32)
GLM	28	31	0	59	(193)	(29)	0	(222)	(163)	0	(163)
GST	0	0	0	0	0	(6)	(32)	(38)	(38)	0	(38)
HUS	1	0	2	3	(33)	0	0	(33)	(30)	0	(30)
IND	0	0	0	0	(62)	0	0	(62)	(62)	0	(62)
JPM	213	0	4	217	0	0	(58)	(58)	159	0	159
MYC	0	0	3	3	0	0	(98)	(98)	(95)	210	115
NGF	0	0	0	0	0	0	(60)	(60)	(60)	0	(60)
SOG	0	0	0	0	(188)	0	0	(188)	(188)	0	(188)
SSB	0	0	0	0	(25)	0	0	(25)	(25)	0	(25)
UAG	0	0	0	0	0	0	(12)	(12)	(12)	9	(3)

Total Over the Counter	$727	$61	$28	$816	$(745)	$(63)	$(492)	$(1,300)

(n)

Securities with an aggregate market value of $382 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	21

Schedule of Investments PIMCO Dynamic Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$94	$94
Swap Agreements	0	4	0	0	103	107

	$0	$4	$0	$0	$197	$201

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$727	$0	$727
Purchased Options	0	0	0	0	61	61
Swap Agreements	0	28	0	0	0	28

	$0	$28	$0	$727	$61	$816

	$0	$32	$0	$727	$258	$1,017

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18	$18
Swap Agreements	0	16	0	0	299	315

	$0	$16	$0	$0	$317	$333

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$745	$0	$745
Written Options	0	6	0	0	57	63
Swap Agreements	0	492	0	0	0	492

	$0	$498	$0	$745	$57	$1,300

	$0	$514	$0	$745	$374	$1,633

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$87	$87
Futures	0	0	0	0	719	719
Swap Agreements	0	227	0	0	6,017	6,244

	$0	$227	$0	$0	$6,823	$7,050

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,588	$0	$1,588
Purchased Options	0	0	0	0	(637)	(637)
Written Options	0	0	0	49	451	500
Swap Agreements	0	352	0	0	0	352

	$0	$352	$0	$1,637	$(186)	$1,803

	$0	$579	$0	$1,637	$6,637	$8,853

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$411	$411
Swap Agreements	0	(138)	0	0	(4,519)	(4,657)

	$0	$(138)	$0	$0	$(4,108)	$(4,246)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$548	$0	$548
Purchased Options	0	0	0	0	760	760
Written Options	0	0	0	15	(683)	(668)
Swap Agreements	0	(270)	0	0	0	(270)

	$0	$(270)	$0	$563	$77	$370

	$0	$(408)	$0	$563	$(4,031)	$(3,876)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,504	$0	$2,504
Corporate Bonds & Notes
Banking & Finance	0	54,757	0	54,757
Industrials	0	24,378	0	24,378
Utilities	0	5,699	0	5,699
Municipal Bonds & Notes
Illinois	0	77	0	77
Texas	0	178	0	178
West Virginia	0	169	0	169
U.S. Government Agencies	0	73,707	0	73,707
U.S. Treasury Obligations	0	135,827	0	135,827
Non-Agency Mortgage-Backed Securities	0	18,619	598	19,217
Asset-Backed Securities	0	65,321	0	65,321
Sovereign Issues	0	10,716	0	10,716
Preferred Securities
Banking & Finance	0	401	0	401
Short-Term Instruments
Repurchase Agreements	0	211	0	211
Argentina Treasury Bills	0	715	0	715
Japan Treasury Bills	0	8,031	0	8,031

	$0	$401,310	$598	$401,908

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,617	$0	$0	$4,617

Total Investments	$4,617	$401,310	$598	$406,525

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	94	107	0	201
Over the counter	0	816	0	816

	$94	$923	$0	$1,017

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(18)	(315)	0	(333)
Over the counter	0	(1,300)	0	(1,300)

	$(18)	$(1,615)	$0	$(1,633)

Total Financial Derivative Instruments	$76	$(692)	$0	$(616)

Totals	$4,693	$400,618	$598	$405,909

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Dynamic Bond Portfolio (formerly, PIMCO Unconstrained Bond Portfolio) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and

ANNUAL REPORT	DECEMBER 31, 2018	25

Notes to Financial Statements (Cont.)

interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at

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fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV,

such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for

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Notes to Financial Statements (Cont.)

reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared

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swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$2,807	$114,708	$(112,900)	$2	$0	$4,617	$208	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole

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Notes to Financial Statements (Cont.)

loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation

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(collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon

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delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

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Notes to Financial Statements (Cont.)

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement,

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undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed

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Notes to Financial Statements (Cont.)

rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general

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market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master

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Notes to Financial Statements (Cont.)

Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.55%	0.30%	0.30%	0.30%	0.30%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

ANNUAL REPORT	DECEMBER 31, 2018	39

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$676,312	$630,100	$72,889	$25,279

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	475	$4,968	1,485	$15,691

Class M	14	147	7	72

Administrative Class	3,096	32,459	2,524	26,206

Advisor Class	306	3,218	555	5,794
Issued as reinvestment of distributions

Institutional Class	72	750	34	353

Class M	2	18	1	10

Administrative Class	746	7,796	465	4,876

Advisor Class	36	375	19	201
Cost of shares redeemed

Institutional Class	(1,059)	(11,132)	(167)	(1,744)

Class M	(20)	(205)	(9)	(90)

Administrative Class	(5,297)	(55,447)	(3,295)	(34,451)

Advisor Class	(182)	(1,909)	(474)	(4,959)

Net increase (decrease) resulting from Portfolio share transactions	(1,811)	$(18,962)	1,145	$11,959

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 62% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Dynamic Bond Portfolio	$9,439	$0	$1,005	$(11)	$(1,517)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dynamic Bond Portfolio	$1,517	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Dynamic Bond Portfolio	$408,227	$14,746	$(13,766)	$980

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, convertible preferred securities, straddle loss deferrals, and Lehman securities.

ANNUAL REPORT	DECEMBER 31, 2018	41

Notes to Financial Statements (Cont.)

December 31, 2018

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Dynamic Bond Portfolio	$8,939	$0	$0	$5,440	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

42	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Dynamic Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Dynamic Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2018	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BOM	Bank of Montreal	GRE	RBS Securities, Inc.	RCY	Royal Bank of Canada

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford

FBF	Credit Suisse International	JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	RUB	Russian Ruble

AUD	Australian Dollar	GBP	British Pound	SGD	Singapore Dollar

BRL	Brazilian Real	JPY	Japanese Yen	TRY	Turkish New Lira

CAD	Canadian Dollar	MXN	Mexican Peso	TWD	Taiwanese Dollar

COP	Colombian Peso	NZD	New Zealand Dollar	USD (or $)	United States Dollar

DKK	Danish Krone	PEN	Peruvian New Sol

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Prices Index

BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	US0001M	1 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind

BTP	Buoni del Tesoro Poliennali	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

44	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Dynamic Bond Portfolio	0.00%	0.00%	$8,939	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

ANNUAL REPORT	DECEMBER 31, 2018	45

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2018	47

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

48	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

ANNUAL REPORT	DECEMBER 31, 2018	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

ANNUAL REPORT	DECEMBER 31, 2018	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

ANNUAL REPORT	DECEMBER 31, 2018	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

54	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT19AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO Emerging Markets Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO Emerging Markets Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest significantly in securities that are economically tied to Argentina and thus subject to various risks, such as political, economic, legal, market, and currency risks. Currently, investments in Argentina are particularly subject to effects from the country’s high inflation, economic instability, and political unrest.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Emerging Markets Bond Portfolio	09/30/02	04/30/12	11/10/14	09/30/02	03/31/06	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 12/31/2018†§

Indonesia	9.7%

Mexico	7.6%

Brazil	6.4%

Argentina	6.4%

Turkey	6.1%

Luxembourg	5.2%

United States‡	4.6%

South Africa	3.4%

Ukraine	2.6%

Dominican Republic	2.5%

Colombia	2.4%

Cayman Islands	2.2%

Chile	2.2%

China	2.1%

Panama	1.8%

Nigeria	1.7%

Venezuela	1.6%

Hong Kong	1.6%

Azerbaijan	1.6%

Oman	1.5%

Egypt	1.5%

Ireland	1.4%

Sri Lanka	1.4%

Uruguay	1.3%

Saudi Arabia	1.3%

Kazakhstan	1.3%

Russia	1.3%

Poland	1.2%

Israel	1.0%

Other	14.1%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	10 Years	Inception≈
PIMCO Emerging Markets Bond Portfolio Institutional Class	(4.59)%	3.46%	—	2.95%
PIMCO Emerging Markets Bond Portfolio Class M	(5.02)%	—	—	2.24%
PIMCO Emerging Markets Bond Portfolio Administrative Class	(4.73)%	3.31%	7.22%	8.53%
PIMCO Emerging Markets Bond Portfolio Advisor Class	(4.83)%	3.21%	7.12%	5.34%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	(4.61)%	4.18%	7.79%	8.65%	♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/2002.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.85% for Institutional Class shares, 1.30% for Class M shares, 1.00% for Administrative Class shares, and 1.10% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to Brazilian external quasi-sovereign and corporate debt contributed to performance.

»	Underweight exposure to Lebanese external sovereign debt contributed to performance.

»	Selection within Venezuelan external sovereign and quasi-sovereign debt detracted from performance.

»	Overweight exposure to Argentine external sovereign debt detracted from performance.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Emerging Markets Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,002.80	$4.34	$1,000.00	$1,020.87	$4.38	0.86%
Class M	1,000.00	1,000.50	6.61	1,000.00	1,018.60	6.67	1.31
Administrative Class	1,000.00	1,002.00	5.10	1,000.00	1,020.11	5.14	1.01
Advisor Class	1,000.00	1,001.50	5.60	1,000.00	1,019.61	5.65	1.11

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO Emerging Markets Bond Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2018	$13.14	$0.51	$(1.11)	$(0.60)	$(0.53)	$0.00	$(0.53)

12/31/2017	12.58	0.65	0.59	1.24	(0.68)	0.00	(0.68)

12/31/2016	11.70	0.67	0.88	1.55	(0.67)	0.00	(0.67)

12/31/2015	12.69	0.65	(0.90)	(0.25)	(0.68)	(0.06)	(0.74)

12/31/2014	13.44	0.68	(0.43)	0.25	(0.74)	(0.26)	(1.00)
Class M

12/31/2018	13.14	0.45	(1.10)	(0.65)	(0.48)	0.00	(0.48)

12/31/2017	12.58	0.60	0.58	1.18	(0.62)	0.00	(0.62)

12/31/2016	11.70	0.61	0.89	1.50	(0.62)	0.00	(0.62)

12/31/2015	12.69	0.60	(0.90)	(0.30)	(0.63)	(0.06)	(0.69)

11/10/2014 - 12/31/2014	13.63	0.09	(0.67)	(0.58)	(0.10)	(0.26)	(0.36)
Administrative Class

12/31/2018	13.14	0.48	(1.10)	(0.62)	(0.51)	0.00	(0.51)

12/31/2017	12.58	0.64	0.58	1.22	(0.66)	0.00	(0.66)

12/31/2016	11.70	0.64	0.90	1.54	(0.66)	0.00	(0.66)

12/31/2015	12.69	0.63	(0.90)	(0.27)	(0.66)	(0.06)	(0.72)

12/31/2014	13.44	0.66	(0.43)	0.23	(0.72)	(0.26)	(0.98)
Advisor Class

12/31/2018	13.14	0.47	(1.10)	(0.63)	(0.50)	0.00	(0.50)

12/31/2017	12.58	0.62	0.59	1.21	(0.65)	0.00	(0.65)

12/31/2016	11.70	0.64	0.88	1.52	(0.64)	0.00	(0.64)

12/31/2015	12.69	0.62	(0.90)	(0.28)	(0.65)	(0.06)	(0.71)

12/31/2014	13.44	0.65	(0.43)	0.22	(0.71)	(0.26)	(0.97)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.01	(4.59)%	$41,154	0.86%		0.86%		0.85%		0.85%		4.08%		29%

13.14	10.03	34,246	0.85		0.85		0.85		0.85		5.03		35

12.58	13.48	21,191	0.85		0.85		0.85		0.85		5.37		33

11.70	(2.09)	13,852	0.85		0.85		0.85		0.85		5.23		29

12.69	1.66	6,252	0.85		0.85		0.85		0.85		5.02		29

12.01	(5.02)	889	1.31		1.31		1.30		1.30		3.59		29

13.14	9.55	993	1.30		1.30		1.30		1.30		4.60		35

12.58	12.97	729	1.30		1.30		1.30		1.30		4.92		33

11.70	(2.53)	475	1.30		1.30		1.30		1.30		4.84		29

12.69	(4.32)	27	1.30	*	1.30	*	1.30	*	1.30	*	4.92	*	29

12.01	(4.73)	167,673	1.01		1.01		1.00		1.00		3.86		29

13.14	9.87	210,102	1.00		1.00		1.00		1.00		4.90		35

12.58	13.31	217,567	1.00		1.00		1.00		1.00		5.19		33

11.70	(2.24)	216,156	1.00		1.00		1.00		1.00		5.02		29

12.69	1.51	238,653	1.00		1.00		1.00		1.00		4.83		29

12.01	(4.83)	45,060	1.11		1.11		1.10		1.10		3.77		29

13.14	9.76	51,954	1.10		1.10		1.10		1.10		4.79		35

12.58	13.20	45,559	1.10		1.10		1.10		1.10		5.12		33

11.70	(2.34)	32,407	1.10		1.10		1.10		1.10		4.91		29

12.69	1.41	38,685	1.10		1.10		1.10		1.10		4.73		29

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:
Investments, at value
Investments in securities*	$249,538
Investments in Affiliates	1,359
Financial Derivative Instruments
Exchange-traded or centrally cleared	79
Over the counter	389
Deposits with counterparty	2,257
Foreign currency, at value	226
Receivable for investments sold	1,419
Receivable for Portfolio shares sold	2
Interest and/or dividends receivable	4,128
Dividends receivable from Affiliates	7
Total Assets	259,404

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$625
Financial Derivative Instruments
Exchange-traded or centrally cleared	3
Over the counter	596
Payable for investments purchased	2,511
Payable for investments in Affiliates purchased	7
Deposits from counterparty	280
Payable for Portfolio shares redeemed	390
Accrued investment advisory fees	95
Accrued supervisory and administrative fees	84
Accrued distribution fees	9
Accrued servicing fees	21
Other liabilities	7
Total Liabilities	4,628

Net Assets	$254,776

Net Assets Consist of:
Paid in capital	$278,679
Distributable earnings (accumulated loss)	(23,903)

Net Assets	$254,776

Net Assets:
Institutional Class	$41,154
Class M	889
Administrative Class	167,673
Advisor Class	45,060

Shares Issued and Outstanding:
Institutional Class	3,426
Class M	74
Administrative Class	13,957
Advisor Class	3,751

Net Asset Value Per Share Outstanding:
Institutional Class	$12.01
Class M	12.01
Administrative Class	12.01
Advisor Class	12.01

Cost of investments in securities	$273,290
Cost of investments in Affiliates	$1,359
Cost of foreign currency held	$228
Cost or premiums of financial derivative instruments, net	$(2,056)

* Includes repurchase agreements of:	$864
† A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest, net of foreign taxes*	$13,352
Dividends from Investments in Affiliates	248
Total Income	13,600

Expenses:

Investment advisory fees	1,254
Supervisory and administrative fees	1,114
Distribution and/or servicing fees - Class M	5
Servicing fees - Administrative Class	284
Distribution and/or servicing fees - Advisor Class	123
Trustee fees	8
Interest expense	15
Total Expenses	2,803

Net Investment Income (Loss)	10,797

Net Realized Gain (Loss):

Investments in securities	(45)
Exchange-traded or centrally cleared financial derivative instruments	(501)
Over the counter financial derivative instruments	2,238
Foreign currency	(58)

Net Realized Gain (Loss)	1,634

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(25,299)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	224
Over the counter financial derivative instruments	(1,624)
Foreign currency assets and liabilities	2

Net Change in Unrealized Appreciation (Depreciation)	(26,699)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,268)

* Foreign tax withholdings	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$10,797	$14,615
Net realized gain (loss)	1,634	152
Net change in unrealized appreciation (depreciation)	(26,699)	13,258

Net Increase (Decrease) in Net Assets Resulting from Operations	(14,268)	28,025

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(1,674)	(1,449)
Class M	(37)	(45)
Administrative Class	(7,815)	(11,278)
Advisor Class	(1,985)	(2,432)

Total Distributions(a)	(11,511)	(15,204)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(16,740)	(572)

Total Increase (Decrease) in Net Assets	(42,519)	12,249

Net Assets:

Beginning of year	297,295	285,046
End of year	$254,776	$297,295

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.0%

ALBANIA 0.3%

SOVEREIGN ISSUES 0.3%

Albania Government International Bond
3.500% due 10/09/2025	EUR	700	$799

Total Albania (Cost $806)			799

ANGOLA 0.4%

SOVEREIGN ISSUES 0.4%

Angolan Government International Bond
8.250% due 05/09/2028		$400	378
9.375% due 05/08/2048		700	657

Total Angola (Cost $1,119)			1,035

ARGENTINA 6.3%

SOVEREIGN ISSUES 6.3%

Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	1,600	1,023
2.500% due 12/31/2038 Ø		$4,700	2,593
3.375% due 01/15/2023	EUR	1,300	1,182
4.625% due 01/11/2023		$1,100	872
5.250% due 01/15/2028	EUR	400	330
5.625% due 01/26/2022		$2,500	2,119
5.875% due 01/11/2028		1,100	795
6.875% due 04/22/2021		500	454
6.875% due 01/26/2027		2,700	2,067
6.875% due 01/11/2048		2,050	1,438
7.125% due 07/06/2036		900	649
7.125% due 06/28/2117		300	216
7.625% due 04/22/2046		50	36
7.820% due 12/31/2033	EUR	688	669
8.280% due 12/31/2033		$841	660

Provincia de Buenos Aires
9.950% due 06/09/2021		300	283
10.875% due 01/26/2021		200	198

Provincia de Cordoba
7.125% due 06/10/2021		150	133

Provincia de la Rioja
9.750% due 02/24/2025		200	156

Provincia de Neuquen
7.500% due 04/27/2025		160	128

Total Argentina (Cost $20,088)			16,001

AZERBAIJAN 1.6%

CORPORATE BONDS & NOTES 1.5%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$3,500	3,792

SOVEREIGN ISSUES 0.1%

Azerbaijan Government International Bond
4.750% due 03/18/2024		200	200

Total Azerbaijan (Cost $3,936)			3,992

BAHAMAS 0.4%

SOVEREIGN ISSUES 0.4%

Bahamas Government International Bond
6.000% due 11/21/2028		$1,050	1,074

Total Bahamas (Cost $1,050)			1,074

BRAZIL 6.3%

CORPORATE BONDS & NOTES 3.7%

B3 S.A. - Brasil Bolsa Balcao
5.500% due 07/16/2020		$500	511

Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	450

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		$4,100	$4,080

Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		500	505
6.875% due 07/30/2019		1,500	1,524

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2019 (e)(f)		111	2
0.000% due 01/31/2019 (e)(f)		512	9

Petrobras Global Finance BV
6.850% due 06/05/2115		600	538
7.250% due 03/17/2044		500	494
7.375% due 01/17/2027		1,400	1,441

			9,554

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,600	1,545

SOVEREIGN ISSUES 2.0%

Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		830	844

Brazil Government International Bond
5.000% due 01/27/2045		1,910	1,674
5.625% due 01/07/2041		50	48

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2019 (e)	BRL	1,170	298

Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		8,000	2,159

			5,023

Total Brazil (Cost $17,068)			16,122

CAYMAN ISLANDS 2.2%

CORPORATE BONDS & NOTES 2.2%

China Evergrande Group
8.750% due 06/28/2025		$300	254

Country Garden Holdings Co. Ltd.
5.125% due 01/17/2025		300	252

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (e)		325	276
0.000% due 05/15/2030 (e)		800	577

KSA Sukuk Ltd.
4.303% due 01/19/2029		600	598

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		400	399

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		186	180

Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (a)		395	225

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,882	1,757

Sands China Ltd.
5.125% due 08/08/2025		300	298
5.400% due 08/08/2028		700	678

Total Cayman Islands (Cost $5,833)			5,494

CHILE 2.1%

CORPORATE BONDS & NOTES 2.1%

Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		$400	373
4.500% due 09/16/2025		1,300	1,320
4.875% due 11/04/2044		600	610

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		700	683

GNL Quintero S.A.
4.634% due 07/31/2029		800	775

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Itau CorpBanca
3.875% due 09/22/2019	$600	$603

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	841	814
4.500% due 08/15/2025	214	206

Total Chile (Cost $5,407)		5,384

CHINA 2.1%

CORPORATE BONDS & NOTES 2.1%

CCCI Treasure Ltd.
3.500% due 04/21/2020 •(f)	$800	787

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	250	239

Sinopec Group Overseas Development Ltd.
3.250% due 09/13/2027	2,000	1,864
4.375% due 04/10/2024	700	716
4.875% due 05/17/2042	500	529

Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026	1,000	946
3.700% due 06/10/2025	300	296

Total China (Cost $5,532)		5,377

COLOMBIA 2.4%

CORPORATE BONDS & NOTES 0.5%

Ecopetrol S.A.
5.875% due 09/18/2023	$600	627
5.875% due 05/28/2045	400	379
7.375% due 09/18/2043	200	221

		1,227

SOVEREIGN ISSUES 1.9%

Colombia Government International Bond
2.625% due 03/15/2023	2,600	2,446
3.875% due 04/25/2027	500	478
5.000% due 06/15/2045	1,300	1,241
8.125% due 05/21/2024	300	351
10.375% due 01/28/2033	225	335

		4,851

Total Colombia (Cost $5,971)		6,078

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%

Costa Rica Government International Bond
4.250% due 01/26/2023	$400	353
5.625% due 04/30/2043	400	306

Total Costa Rica (Cost $800)		659

DOMINICAN REPUBLIC 2.4%

SOVEREIGN ISSUES 2.4%

Dominican Republic International Bond
5.500% due 01/27/2025	$700	695
5.950% due 01/25/2027	2,100	2,100
6.000% due 07/19/2028	2,000	2,002
6.500% due 02/15/2048	500	474
6.850% due 01/27/2045	400	395
6.875% due 01/29/2026	500	526

Total Dominican Republic (Cost $6,321)		6,192

ECUADOR 0.6%

SOVEREIGN ISSUES 0.6%

Ecuador Government International Bond
7.875% due 01/23/2028	$1,400	1,143
7.950% due 06/20/2024	200	177
9.625% due 06/02/2027	200	182

Total Ecuador (Cost $1,796)		1,502

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EGYPT 1.4%

SOVEREIGN ISSUES 1.4%

Egypt Government International Bond
5.577% due 02/21/2023	$1,000	$950
6.125% due 01/31/2022	1,100	1,082
7.500% due 01/31/2027	400	383
7.903% due 02/21/2048	200	173
8.500% due 01/31/2047	1,200	1,087

Total Egypt (Cost $3,995)		3,675

EL SALVADOR 0.4%

SOVEREIGN ISSUES 0.4%

El Salvador Government International Bond
5.875% due 01/30/2025	$900	833
7.650% due 06/15/2035	145	138

Total El Salvador (Cost $1,066)		971

GABON 0.1%

SOVEREIGN ISSUES 0.1%

Gabon Government International Bond
6.375% due 12/12/2024	$202	182

Total Gabon (Cost $197)		182

GHANA 0.6%

SOVEREIGN ISSUES 0.6%

Ghana Government International Bond
7.875% due 08/07/2023	$1,500	1,473

Total Ghana (Cost $1,590)		1,473

GUATEMALA 0.8%

SOVEREIGN ISSUES 0.8%

Guatemala Government International Bond
4.375% due 06/05/2027	$300	278
4.875% due 02/13/2028	410	390
5.750% due 06/06/2022	1,260	1,310

Total Guatemala (Cost $1,985)		1,978

HONG KONG 1.6%

CORPORATE BONDS & NOTES 1.6%

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	$600	595

CNOOC Nexen Finance ULC
4.250% due 04/30/2024	2,200	2,234

CNPC General Capital Ltd.
2.750% due 05/14/2019	500	500

Nexen Energy ULC
6.400% due 05/15/2037	50	61
7.500% due 07/30/2039	450	624

Total Hong Kong (Cost $3,957)		4,014

HUNGARY 0.2%

SOVEREIGN ISSUES 0.2%

Hungary Government International Bond
5.375% due 02/21/2023	$100	106

MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020	500	521

Total Hungary (Cost $599)		627

INDIA 0.6%

SOVEREIGN ISSUES 0.6%

Export-Import Bank of India
3.375% due 08/05/2026	$700	641

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 02/01/2028		$700	$658

Total India (Cost $1,398)			1,299

INDONESIA 9.5%

CORPORATE BONDS & NOTES 3.6%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$400	406
5.710% due 11/15/2023		400	408
6.530% due 11/15/2028		400	421

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		800	786
4.875% due 10/01/2024		500	492

Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	378

Pertamina Persero PT
4.300% due 05/20/2023		1,200	1,185
4.875% due 05/03/2022		500	507
5.250% due 05/23/2021		800	821
6.000% due 05/03/2042		1,500	1,500
6.450% due 05/30/2044		2,100	2,200

Perusahaan Listrik Negara PT
4.125% due 05/15/2027		200	185

			9,289

SOVEREIGN ISSUES 5.9%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	700	835
3.375% due 04/15/2023		$2,000	1,939
3.375% due 07/30/2025	EUR	100	122
4.350% due 01/11/2048 (i)		$700	641
4.450% due 02/11/2024		1,100	1,109
4.750% due 01/08/2026		3,400	3,452
4.750% due 02/11/2029		1,200	1,221
5.125% due 01/15/2045		200	198
5.250% due 01/17/2042		400	403
5.250% due 01/08/2047		600	604
6.625% due 02/17/2037		900	1,045
6.750% due 01/15/2044		1,700	2,026
7.750% due 01/17/2038		100	129

Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		600	587
4.400% due 03/01/2028		700	684

			14,995

Total Indonesia (Cost $24,161)			24,284

IRELAND 1.4%

CORPORATE BONDS & NOTES 1.4%

GE Capital European Funding Unlimited Co.
0.000% (EUR003M + 0.225%) due 05/17/2021 ~	EUR	100	109

GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	100	130

Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		$3,100	3,103
6.025% due 07/05/2022		200	201

Total Ireland (Cost $3,630)			3,543

ISRAEL 1.0%

SOVEREIGN ISSUES 1.0%

Israel Government International Bond
3.250% due 01/17/2028		$1,000	982
4.125% due 01/17/2048		700	687
4.500% due 01/30/2043		800	829

Total Israel (Cost $2,477)			2,498

IVORY COAST 0.8%

SOVEREIGN ISSUES 0.8%

Ivory Coast Government International Bond
5.125% due 06/15/2025	EUR	400	440
5.250% due 03/22/2030		1,000	1,013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 06/15/2033		$300	$250
6.375% due 03/03/2028		300	271

Total Ivory Coast (Cost $2,236)			1,974

JORDAN 0.5%

SOVEREIGN ISSUES 0.5%

Jordan Government International Bond
5.750% due 01/31/2027		$1,000	921
6.125% due 01/29/2026		300	288

Total Jordan (Cost $1,301)			1,209

KAZAKHSTAN 1.2%

CORPORATE BONDS & NOTES 1.0%

Kazakhstan Temir Zholy National Co. JSC
4.850% due 11/17/2027		$400	387

KazMunayGas National Co. JSC
4.750% due 04/24/2025		1,700	1,690
4.750% due 04/19/2027		400	390
5.750% due 04/19/2047		200	191

			2,658

SOVEREIGN ISSUES 0.2%

Kazakhstan Government International Bond
4.875% due 10/14/2044		600	599

Total Kazakhstan (Cost $3,248)			3,257

KENYA 0.2%

SOVEREIGN ISSUES 0.2%

Kenya Government International Bond
7.250% due 02/28/2028		$400	359
8.250% due 02/28/2048		300	256

Total Kenya (Cost $700)			615

LUXEMBOURG 5.1%

ASSET-BACKED SECURITIES 0.0%

Sovereign Credit Opportunities S.A.
3.000% due 09/30/2019 «	EUR	64	72

CORPORATE BONDS & NOTES 5.1%

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(a)(b)		$704	292

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,800	1,770
6.000% due 11/27/2023		300	311

Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		2,000	2,061
6.510% due 03/07/2022		950	994
9.250% due 04/23/2019		1,000	1,015

Sberbank of Russia Via SB Capital S.A.
5.500% due 02/26/2024 •(g)		2,500	2,507
5.717% due 06/16/2021		200	203
6.125% due 02/07/2022		3,700	3,807

			12,960

Total Luxembourg (Cost $13,222)			13,032

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
4.500% due 03/18/2045		$200	201

Total Malaysia (Cost $198)			201

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

		SHARES	MARKET VALUE (000S)
MEXICO 7.5%

COMMON STOCKS 0.0%

Desarrolladora Homex S.A.B. de C.V. (c)		17,978	$0

Hipotecaria Su Casita S.A. de C.V. «(c)		5,259	0

Urbi Desarrollos Urbanos S.A.B. de C.V. (c)		1,907	0

			0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 4.9%

America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	271

BBVA Bancomer S.A.
6.750% due 09/30/2022		$500	528

Comision Federal de Electricidad
4.750% due 02/23/2027		400	378
4.875% due 01/15/2024		800	783
6.125% due 06/16/2045		600	580

Petroleos Mexicanos
5.500% due 06/27/2044		100	76
6.350% due 02/12/2048		1,611	1,291
6.375% due 01/23/2045		300	242
6.500% due 06/02/2041		8,120	6,744
6.625% due 06/15/2038		700	602
6.750% due 09/21/2047		600	498
6.875% due 08/04/2026		500	487

			12,480

SOVEREIGN ISSUES 2.6%

Mexico Government International Bond
4.000% due 03/15/2115	EUR	1,000	1,007
4.600% due 01/23/2046		$1,108	985
4.600% due 02/10/2048		600	534
4.750% due 03/08/2044		350	319
5.550% due 01/21/2045		2,520	2,556
5.750% due 10/12/2110		700	661
6.050% due 01/11/2040		548	582

			6,644

Total Mexico (Cost $23,135)			19,124

MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%

Mongolia Government International Bond
5.125% due 12/05/2022		$530	500
5.625% due 05/01/2023		700	665

Total Mongolia (Cost $1,228)			1,165

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025		$300	270

Total Namibia (Cost $298)			270

NETHERLANDS 0.8%

CORPORATE BONDS & NOTES 0.8%

CIMPOR Financial Operations BV
5.750% due 07/17/2024		$600	500

Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		700	735

Metinvest BV
7.750% due 04/23/2023		800	731

Total Netherlands (Cost $2,151)			1,966

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NIGERIA 1.7%

SOVEREIGN ISSUES 1.7%

Nigeria Government International Bond
6.375% due 07/12/2023	$200	$193
6.500% due 11/28/2027	1,200	1,064
7.143% due 02/23/2030	1,000	888
7.625% due 11/28/2047	600	507
7.696% due 02/23/2038	400	350
7.875% due 02/16/2032	1,500	1,366

Total Nigeria (Cost $4,905)		4,368

OMAN 1.5%

CORPORATE BONDS & NOTES 0.2%

Oman Sovereign Sukuk SAOC
5.932% due 10/31/2025	$400	382

SOVEREIGN ISSUES 1.3%

Oman Government International Bond
5.375% due 03/08/2027	1,300	1,141
5.625% due 01/17/2028	2,400	2,122
6.500% due 03/08/2047	200	162

		3,425

Total Oman (Cost $4,249)		3,807

PAKISTAN 0.3%

CORPORATE BONDS & NOTES 0.2%

Third Pakistan International Sukuk Co. Ltd.
5.500% due 10/13/2021	$200	193
5.625% due 12/05/2022	200	190

		383

SOVEREIGN ISSUES 0.1%

Pakistan Government International Bond
6.875% due 12/05/2027	400	364

Total Pakistan (Cost $780)		747

PANAMA 1.8%

CORPORATE BONDS & NOTES 0.3%

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048	$700	697

SOVEREIGN ISSUES 1.5%

Panama Government International Bond
4.300% due 04/29/2053	1,100	1,025
4.500% due 05/15/2047	700	683
9.375% due 04/01/2029	1,553	2,174

		3,882

Total Panama (Cost $4,287)		4,579

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Paraguay Government International Bond
4.700% due 03/27/2027	$300	298
6.100% due 08/11/2044	400	414

Total Paraguay (Cost $700)		712

PERU 0.9%

CORPORATE BONDS & NOTES 0.3%

Petroleos del Peru S.A.
4.750% due 06/19/2032	$400	385
5.625% due 06/19/2047	300	294

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Union Andina de Cementos S.A.A.
5.875% due 10/30/2021		$150	$153

			832

SOVEREIGN ISSUES 0.6%

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		200	193

Peru Government International Bond
8.750% due 11/21/2033		894	1,318

			1,511

Total Peru (Cost $2,293)			2,343

PHILIPPINES 0.4%

CORPORATE BONDS & NOTES 0.4%

Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$900	1,060

Total Philippines (Cost $1,095)			1,060

POLAND 1.2%

SOVEREIGN ISSUES 1.2%

Poland Government International Bond
3.250% due 04/06/2026		$3,100	3,041

Total Poland (Cost $3,082)			3,041

QATAR 0.9%

CORPORATE BONDS & NOTES 0.2%

Nakilat, Inc.
6.067% due 12/31/2033		$100	109

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		350	381

			490

SOVEREIGN ISSUES 0.7%

Qatar Government International Bond
4.500% due 01/20/2022		800	825
5.103% due 04/23/2048		900	948

			1,773

Total Qatar (Cost $2,174)			2,263

ROMANIA 0.0%

SOVEREIGN ISSUES 0.0%

Romania Government International Bond
3.875% due 10/29/2035	EUR	100	112

Total Romania (Cost $111)			112

RUSSIA 1.3%

CORPORATE BONDS & NOTES 0.5%

SCF Capital Designated Activity Co.
5.375% due 06/16/2023		$800	782

VEON Holdings BV
5.200% due 02/13/2019		400	401

			1,183

SOVEREIGN ISSUES 0.8%

Russia Government International Bond
5.625% due 04/04/2042		1,900	1,947

Total Russia (Cost $3,126)			3,130

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SAUDI ARABIA 1.3%

SOVEREIGN ISSUES 1.3%

Saudi Government International Bond
3.250% due 10/26/2026		$200	$187
3.625% due 03/04/2028		800	759
4.000% due 04/17/2025		2,400	2,384

Total Saudi Arabia (Cost $3,369)			3,330

SENEGAL 0.6%

SOVEREIGN ISSUES 0.6%

Senegal Government International Bond
4.750% due 03/13/2028	EUR	100	106
6.250% due 05/23/2033		$1,500	1,296
6.750% due 03/13/2048		200	166

Total Senegal (Cost $1,824)			1,568

SERBIA 0.8%

SOVEREIGN ISSUES 0.8%

Serbia Government International Bond
4.875% due 02/25/2020		$1,900	1,919

Total Serbia (Cost $1,931)			1,919

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
2.750% due 09/18/2022		$900	867

Total Singapore (Cost $896)			867

SOUTH AFRICA 3.3%

CORPORATE BONDS & NOTES 2.4%

AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	506
6.500% due 04/15/2040		100	97

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		400	378
6.350% due 08/10/2028		500	483
7.125% due 02/11/2025		1,000	915

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		500	501

Myriad International Holdings BV
5.500% due 07/21/2025		200	202

SASOL Financing USA LLC
5.875% due 03/27/2024		2,300	2,298
6.500% due 09/27/2028		800	802

			6,182

SOVEREIGN ISSUES 0.9%

South Africa Government International Bond
4.665% due 01/17/2024		100	98
4.875% due 04/14/2026		400	381
5.000% due 10/12/2046		300	253
5.875% due 06/22/2030		1,700	1,663

			2,395

Total South Africa (Cost $8,845)			8,577

SRI LANKA 1.3%

CORPORATE BONDS & NOTES 0.2%

National Savings Bank
5.150% due 09/10/2019		$500	489

SOVEREIGN ISSUES 1.1%

Sri Lanka Government International Bond
5.125% due 04/11/2019		700	696
6.125% due 06/03/2025		900	812

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 07/27/2021		$368	$355
6.825% due 07/18/2026		700	649
6.850% due 11/03/2025		400	375

			2,887

Total Sri Lanka (Cost $3,495)			3,376

TANZANIA 0.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~		$1,000	984

SOVEREIGN ISSUES 0.2%

Tanzania Government International Bond
8.544% (US0006M + 6.000%) due 03/09/2020 ~		467	477

Total Tanzania (Cost $1,476)			1,461

THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%

Thaioil Treasury Center Co. Ltd.
5.375% due 11/20/2048		$600	607

Total Thailand (Cost $593)			607

TRINIDAD AND TOBAGO 0.2%

CORPORATE BONDS & NOTES 0.2%

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$496	456

Total Trinidad and Tobago (Cost $490)			456

TURKEY 5.9%

CORPORATE BONDS & NOTES 0.3%

Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023		$200	190

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		309	270

Turkiye Is Bankasi A/S
6.125% due 04/25/2024		400	339

			799

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Akbank T.A.S.
TBD% due 10/06/2019	EUR	1,000	1,121

SOVEREIGN ISSUES 5.2%

Export-Credit Bank of Turkey
4.250% due 09/18/2022		$500	453
5.375% due 10/24/2023		200	183

Turkey Government International Bond
4.875% due 04/16/2043		1,100	820
5.125% due 02/17/2028		1,500	1,318
5.750% due 05/11/2047		1,000	817
6.000% due 03/25/2027		2,100	1,982
6.000% due 01/14/2041		600	508
6.125% due 10/24/2028		800	748
6.750% due 05/30/2040		1,700	1,562
6.875% due 03/17/2036		1,600	1,506
7.250% due 12/23/2023		1,200	1,235
7.250% due 03/05/2038		700	680
7.500% due 11/07/2019		400	408
8.000% due 02/14/2034		1,100	1,151

			13,371

Total Turkey (Cost $16,971)			15,291

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UKRAINE 2.6%

SOVEREIGN ISSUES 2.6%

Ukraine Government International Bond
0.000% due 05/31/2040 ~	$500	$290
7.375% due 09/25/2032	300	239
7.750% due 09/01/2020	2,300	2,224
7.750% due 09/01/2021	1,600	1,510
7.750% due 09/01/2022	1,100	1,013
7.750% due 09/01/2023	500	451
7.750% due 09/01/2024	900	795

Total Ukraine (Cost $7,033)		6,522

UNITED ARAB EMIRATES 0.5%

CORPORATE BONDS & NOTES 0.3%

DP World Ltd.
6.850% due 07/02/2037	$600	669

SOVEREIGN ISSUES 0.2%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022	400	389

Total United Arab Emirates (Cost $924)		1,058

UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%

State Savings Bank of Ukraine Via SSB PLC
9.375% due 03/10/2023 Ø	$200	198

Total United Kingdom (Cost $205)		198

UNITED STATES 4.0%

ASSET-BACKED SECURITIES 1.6%

Countrywide Asset-Backed Certificates Trust
2.746% due 02/25/2037 •	$900	878
3.256% due 11/25/2035 •	380	377

Credit-Based Asset Servicing & Securitization Trust
3.581% due 01/25/2037 ^Ø	726	336

Morgan Stanley ABS Capital, Inc. Trust
3.271% due 01/25/2035 •	69	67
3.301% due 03/25/2034 •	695	684

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.026% due 09/25/2035 •	500	429

Soundview Home Loan Trust
3.406% due 10/25/2037 •	198	164

Wells Fargo Home Equity Asset-Backed Securities Trust
2.826% due 03/25/2037 •	1,500	1,228

		4,163

CORPORATE BONDS & NOTES 1.1%

Rio Oil Finance Trust
8.200% due 04/06/2028	500	525
9.250% due 07/06/2024	1,236	1,324
9.750% due 01/06/2027	896	985

		2,834

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.3%

American Home Mortgage Investment Trust
4.385% due 09/25/2045 •	4	4

Banc of America Mortgage Trust
3.707% due 02/25/2036 ^~	2	2

BCAP LLC Trust
3.345% due 05/26/2037 ~	1,137	989

Bear Stearns Adjustable Rate Mortgage Trust
3.961% due 05/25/2047 ^~	16	15
4.343% due 01/25/2035 ~	2	2

Citigroup Mortgage Loan Trust
3.975% due 08/25/2035 ~	21	21
4.238% due 09/25/2037 ^~	34	32

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CitiMortgage Alternative Loan Trust
3.156% due 10/25/2036 •	$180	$148

Civic Mortgage LLC
4.349% due 11/25/2022 Ø	95	95

Countrywide Alternative Loan Trust
2.856% due 05/25/2036 ^•	182	116

GSR Mortgage Loan Trust
4.354% due 01/25/2036 ^~	5	6

IndyMac Mortgage Loan Trust
2.686% due 02/25/2037 •	275	249
3.146% due 07/25/2045 •	157	152
4.043% due 11/25/2037 ~	158	154

Lehman XS Trust
2.756% due 08/25/2037 •	521	508

Morgan Stanley Mortgage Loan Trust
4.293% due 06/25/2036 ~	3	3

Suntrust Adjustable Rate Mortgage Loan Trust
4.304% due 10/25/2037 ^~	135	127

WaMu Mortgage Pass-Through Certificates Trust
3.513% due 03/25/2036 ~	309	301
3.600% due 02/25/2037 ^~	24	23

Washington Mutual Mortgage Pass-Through Certificates Trust
2.907% due 02/25/2047 ^•	276	245

Wells Fargo Mortgage-Backed Securities Trust
4.434% due 07/25/2036 ^~	5	5

		3,197

U.S. GOVERNMENT AGENCIES 0.0%

Freddie Mac
3.957% due 03/01/2036 •	14	15

Total United States (Cost $9,750)		10,209

URUGUAY 1.3%

SOVEREIGN ISSUES 1.3%

Uruguay Government International Bond
4.975% due 04/20/2055	$400	381

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.100% due 06/18/2050	$2,500	$2,463
7.625% due 03/21/2036	400	524

Total Uruguay (Cost $3,386)		3,368

VENEZUELA 1.6%

CORPORATE BONDS & NOTES 0.6%

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(b)	$4,550	683
5.500% due 04/12/2037 ^(b)	4,350	674
6.000% due 05/16/2024 ^(b)	380	59
6.000% due 11/15/2026 ^(b)	1,200	181

		1,597

SOVEREIGN ISSUES 1.0%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(b)	300	69
7.650% due 04/21/2025 ^(b)	630	146
7.750% due 10/13/2019 ^(b)	3,240	752
8.250% due 10/13/2024 ^(b)	3,850	905
9.000% due 05/07/2023 ^(b)	800	182
9.250% due 09/15/2027 ^(b)	1,190	283
9.375% due 01/13/2034 ^(b)	40	11
11.950% due 08/05/2031 ^(b)	490	117

		2,465

Total Venezuela (Cost $13,355)		4,062

VIRGIN ISLANDS (BRITISH) 0.4%

CORPORATE BONDS & NOTES 0.4%

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	$1,150	1,140

Total Virgin Islands (British) (Cost $1,146)		1,140

SHORT-TERM INSTRUMENTS 0.9%

CERTIFICATES OF DEPOSIT 0.4%

Barclays Bank PLC
2.890% (US0003M + 0.400%) due 10/25/2019 ~	$900	$901

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (h) 0.3%
		$864

U.S. TREASURY BILLS 0.2%
2.305% due 01/03/2019 - 01/31/2019 (d)(e)(l)	$537	536

Total Short-Term Instruments (Cost $2,300)		2,301

Total Investments in Securities (Cost $273,290)		249,538

	SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%

PIMCO Short-Term Floating NAV Portfolio III	137,505	1,359

Total Short-Term Instruments (Cost $1,359)		1,359

Total Investments in Affiliates (Cost $1,359)		1,359

Total Investments 98.5% (Cost $274,649)		$250,897

Financial Derivative Instruments (j)(k) (0.1)% (Cost or Premiums, net $(2,056))		(131)

Other Assets and Liabilities, net 1.6%		4,010

Net Assets 100.0%		$254,776

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$864	U.S. Treasury Notes 2.875% due 09/30/2023	$(883)	$864	$864

Total Repurchase Agreements						$(883)	$864	$864

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
CFR	1.500%	10/05/2018	TBD	(3)	$(623)	$(625)

Total Reverse Repurchase Agreements						$(625)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
CFR	$0	$(625)	$0	$(625)	$641	$16
FICC	864	0	0	864	(883)	(19)

Total Borrowings and Other Financing Transactions	$864	$(625)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(625)	$(625)

Total Borrowings	$0	$0	$0	$(625)	$(625)

Payable for reverse repurchase agreements					$(625)

(i)	Securities with an aggregate market value of $641 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(924) at a weighted average interest rate of 0.609%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2019	86	$9,863	$157	$21	$0
U.S. Treasury 10-Year Note March Futures	03/2019	76	9,273	225	30	0

Total Futures Contracts				$382	$51	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	2.039%	$100	$(7)	$2	$(5)	$0	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$776	$(4)	$(15)	$(19)	$1	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	11,500	(561)	24	(537)	8	0

					$(565)	$9	$(556)	$9	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	12.435%	Maturity	01/02/2019	BRL	1,300	$(3)	$(19)	$(22)	$0	$0
Receive	1-Year BRL-CDI	11.680	Maturity	01/04/2021		800	4	(23)	(19)	0	0
Receive	1-Year BRL-CDI	12.850	Maturity	01/04/2021		1,290	(15)	(35)	(50)	0	0
Receive	1-Year BRL-CDI	16.150	Maturity	01/04/2021		6,900	(237)	(192)	(429)	0	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	$	5,700	(494)	(21)	(515)	19	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024	EUR	1,200	(2)	(15)	(17)	0	(1)
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		1,000	4	(21)	(17)	0	(2)

							$(743)	$(326)	$(1,069)	$19	$(3)

Total Swap Agreements							$(1,315)	$(315)	$(1,630)	$28	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$51	$28	$79	$0	$0	$ (3)	$ (3)

Cash of $2,257 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	EUR	8,408		$9,599	$0	$(41)

BPS	01/2019	BRL	5,100		1,334	18	0
	01/2019		$1,312	BRL	5,100	3	0

CBK	01/2019	BRL	6,981		$1,788	0	(13)
	01/2019	EUR	94		107	0	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2019	GBP	101		$129	$0	$0
	01/2019		$1,801	BRL	6,981	0	0
	01/2019		1,381	EUR	1,209	4	0
	02/2019		1,306	COP	4,116,834	0	(41)

DUB	01/2019	BRL	8,441		$2,178	1	0
	01/2019		$2,192	BRL	8,441	0	(15)
	02/2019	BRL	8,441		$2,188	14	0

GLM	01/2019		1,160		299	0	0
	01/2019		$299	BRL	1,160	1	0
	03/2019		271	EGP	5,108	9	0
	04/2019	BRL	1,170		$299	0	0

IND	01/2019	MXN	24,109		1,184	0	(42)

JPM	01/2019	BRL	300		77	0	0
	01/2019		$78	BRL	300	0	0
	01/2019		1,093	MXN	22,298	38	0

MSB	01/2019	BRL	1,460		$372	0	(4)
	01/2019		$382	BRL	1,460	0	(5)
	02/2019		372		1,460	4	0

SOG	01/2019		1,251	RUB	82,886	0	(65)

Total Forward Foreign Currency Contracts						$92	$(227)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	03/20/2019		$700	$(1)	$(1)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		400	(1)	(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	EUR	300	(0)	0

JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		$400	(1)	(1)

							$(3)	$(3)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$800	$(10)	$0

DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	800	(8)	0

						$(18)	$0

Total Written Options						$(21)	$(3)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Turkey Government International Bond	(1.000)%	Quarterly	12/20/2022	3.326%	$1,200	$50	$48	$98	$0

CBK	Turkey Government International Bond	(1.000)	Quarterly	09/20/2020	2.799	300	26	(17)	9	0

GST	Turkey Government International Bond	(1.000)	Quarterly	09/20/2020	2.799	100	8	(5)	3	0
	Turkey Government International Bond	(1.000)	Quarterly	12/20/2022	3.326	900	38	35	73	0

							$122	$61	$183	$0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2019	0.825%	$400	$(1)	$1	$0	$0
	Brazil Government International Bond	1.000	Quarterly	06/20/2020	1.176	300	(18)	17	0	(1)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.605	500	(1)	2	1	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.857	300	(16)	17	1	0
	Indonesia Government International Bond	1.000	Quarterly	09/20/2020	0.568	400	(25)	28	3	0
	Peru Government International Bond	1.000	Quarterly	09/20/2020	0.403	200	(8)	10	2	0

BPS	Brazil Government International Bond	1.000	Quarterly	12/20/2019	1.021	500	0	0	0	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.903	200	(13)	6	0	(7)
	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.860	500	(15)	17	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.790	400	1	0	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	300	(2)	(5)	0	(7)

BRC	Brazil Government International Bond	1.000	Quarterly	06/20/2019	0.825	200	(8)	8	0	0
	Chile Government International Bond	1.000	Quarterly	12/20/2021	0.378	3,000	41	14	55	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.605	100	0	0	0	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.857	400	(23)	24	1	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.438	100	(14)	12	0	(2)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.257	200	1	0	1	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.765	500	(36)	25	0	(11)
	South Africa Government International Bond	1.000	Quarterly	06/20/2022	1.882	600	(28)	11	0	(17)

CBK	Brazil Government International Bond	1.000	Quarterly	03/20/2019	0.746	200	0	0	0	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.903	100	(7)	3	0	(4)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.605	3,200	14	(7)	7	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.438	300	(41)	35	0	(6)
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.790	600	2	(1)	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	400	(2)	(8)	0	(10)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2019	1.822	3,000	19	(42)	0	(23)
	Uruguay Government International Bond	1.000	Quarterly	06/20/2020	1.541	1,800	(17)	4	0	(13)

DUB	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.857	200	(11)	12	1	0
	Egypt Government International Bond	1.000	Quarterly	06/20/2020	2.724	400	(12)	2	0	(10)
	Mexico Government International Bond	1.000	Quarterly	12/20/2019	0.790	400	2	(1)	1	0
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.257	500	3	(1)	2	0
	Penerbangan Malaysia Bhd.	1.000	Quarterly	03/20/2020	0.305	200	(2)	4	2	0

FBF	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.857	200	(11)	12	1	0
	Ecuador Government International Bond	5.000	Quarterly	06/20/2021	6.521	600	(39)	20	0	(19)
	Ecuador Government International Bond	5.000	Quarterly	12/20/2021	6.637	300	(23)	11	0	(12)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2021	0.758	2,900	(188)	206	18	0

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2019	0.825	100	(4)	4	0	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2020	1.176	200	(13)	13	0	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.438	100	(14)	12	0	(2)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.257	100	1	(1)	0	0

HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2019	0.746	600	(1)	2	1	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.903	900	(57)	24	0	(33)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.605	2,600	(19)	25	6	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.434	4,000	(35)	(35)	0	(70)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	1,700	(23)	(19)	0	(42)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.257	200	1	0	1	0
	South Africa Government International Bond	1.000	Quarterly	03/20/2023	2.045	1,700	(139)	71	0	(68)

JPM	Brazil Government International Bond	1.000	Quarterly	12/20/2019	1.021	1,000	(37)	37	0	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.605	500	3	(2)	1	0
	Indonesia Government International Bond	1.000	Quarterly	09/20/2020	0.568	300	(19)	21	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	300	(3)	(4)	0	(7)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.257	500	2	0	2	0

NGF	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	100	0	(2)	0	(2)

UAG	Indonesia Government International Bond	1.000	Quarterly	06/20/2021	0.758	100	(7)	8	1	0

							$(842)	$590	$114	$(366)

Total Swap Agreements							$(720)	$651	$297	$(366)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$7	$7	$(41)	$(1)	$(1)	$(43)	$(36)	$0	$(36)
BPS	21	0	101	122	0	0	(14)	(14)	108	(270)	(162)
BRC	0	0	57	57	0	0	(30)	(30)	27	0	27
CBK	4	0	17	21	(55)	0	(56)	(111)	(90)	0	(90)
DUB	15	0	6	21	(15)	0	(10)	(25)	(4)	(10)	(14)
FBF	0	0	19	19	0	0	(31)	(31)	(12)	0	(12)
GLM	10	0	0	10	0	0	0	0	10	0	10
GST	0	0	76	76	0	(1)	(2)	(3)	73	0	73
HUS	0	0	8	8	0	0	(213)	(213)	(205)	273	68
IND	0	0	0	0	(42)	0	0	(42)	(42)	0	(42)
JPM	38	0	5	43	0	(1)	(7)	(8)	35	0	35
MSB	4	0	0	4	(9)	0	0	(9)	(5)	0	(5)
NGF	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
SOG	0	0	0	0	(65)	0	0	(65)	(65)	0	(65)
UAG	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$92	$0	$297	$389	$(227)	$(3)	$(366)	$(596)

(l)

Securities with an aggregate market value of $273 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$51	$51
Swap Agreements	0	9	0	0	19	28

	$0	$9	$0	$0	$70	$79

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$92	$0	$92
Swap Agreements	0	297	0	0	0	297

	$0	$297	$0	$92	$0	$389

	$0	$306	$0	$92	$70	$468

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$3	$3

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$227	$0	$227
Written Options	0	3	0	0	0	3
Swap Agreements	0	366	0	0	0	366

	$0	$369	$0	$227	$0	$596

	$0	$369	$0	$227	$3	$599

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$20	$20
Futures	0	0	0	0	(369)	(369)
Swap Agreements	0	(103)	0	0	(49)	(152)

	$0	$(103)	$0	$0	$(398)	$(501)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$366	$0	$366
Written Options	0	0	0	5	0	5
Swap Agreements	0	1,867	0	0	0	1,867

	$0	$1,867	$0	$371	$0	$2,238

	$0	$1,764	$0	$371	$(398)	$1,737

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$389	$389
Swap Agreements	0	5	0	0	(170)	(165)

	$0	$5	$0	$0	$219	$224

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(14)	$0	$(14)
Swap Agreements	0	(1,610)	0	0	0	(1,610)

	$0	$(1,610)	$0	$(14)	$0	$(1,624)

	$0	$(1,605)	$0	$(14)	$219	$(1,400)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	23

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Albania
Sovereign Issues	$0	$799	$0	$799
Angola
Sovereign Issues	0	1,035	0	1,035
Argentina
Sovereign Issues	0	16,001	0	16,001
Azerbaijan
Corporate Bonds & Notes	0	3,792	0	3,792
Sovereign Issues	0	200	0	200
Bahamas
Sovereign Issues	0	1,074	0	1,074
Brazil
Corporate Bonds & Notes	0	9,554	0	9,554
Loan Participations and Assignments	0	0	1,545	1,545
Sovereign Issues	0	5,023	0	5,023
Cayman Islands
Corporate Bonds & Notes	0	5,494	0	5,494
Chile
Corporate Bonds & Notes	0	5,384	0	5,384
China
Corporate Bonds & Notes	0	5,377	0	5,377
Colombia
Corporate Bonds & Notes	0	1,227	0	1,227
Sovereign Issues	0	4,851	0	4,851
Costa Rica
Sovereign Issues	0	659	0	659
Dominican Republic
Sovereign Issues	0	6,192	0	6,192
Ecuador
Sovereign Issues	0	1,502	0	1,502
Egypt
Sovereign Issues	0	3,675	0	3,675
El Salvador
Sovereign Issues	0	971	0	971
Gabon
Sovereign Issues	0	182	0	182
Ghana
Sovereign Issues	0	1,473	0	1,473
Guatemala
Sovereign Issues	0	1,978	0	1,978
Hong Kong
Corporate Bonds & Notes	0	4,014	0	4,014
Hungary
Sovereign Issues	0	627	0	627
India
Sovereign Issues	0	1,299	0	1,299
Indonesia
Corporate Bonds & Notes	0	9,289	0	9,289
Sovereign Issues	0	14,995	0	14,995
Ireland
Corporate Bonds & Notes	0	3,543	0	3,543
Israel
Sovereign Issues	0	2,498	0	2,498
Ivory Coast
Sovereign Issues	0	1,974	0	1,974
Jordan
Sovereign Issues	0	1,209	0	1,209
Kazakhstan
Corporate Bonds & Notes	0	2,658	0	2,658
Sovereign Issues	0	599	0	599
Kenya
Sovereign Issues	0	615	0	615

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Luxembourg
Asset-Backed Securities	$0	$0	$72	$72
Corporate Bonds & Notes	0	12,960	0	12,960
Malaysia
Corporate Bonds & Notes	0	201	0	201
Mexico
Corporate Bonds & Notes	0	12,480	0	12,480
Sovereign Issues	0	6,644	0	6,644
Mongolia
Sovereign Issues	0	1,165	0	1,165
Namibia
Sovereign Issues	0	270	0	270
Netherlands
Corporate Bonds & Notes	0	1,966	0	1,966
Nigeria
Sovereign Issues	0	4,368	0	4,368
Oman
Corporate Bonds & Notes	0	382	0	382
Sovereign Issues	0	3,425	0	3,425
Pakistan
Corporate Bonds & Notes	0	383	0	383
Sovereign Issues	0	364	0	364
Panama
Corporate Bonds & Notes	0	697	0	697
Sovereign Issues	0	3,882	0	3,882
Paraguay
Sovereign Issues	0	712	0	712
Peru
Corporate Bonds & Notes	0	832	0	832
Sovereign Issues	0	1,511	0	1,511
Philippines
Corporate Bonds & Notes	0	1,060	0	1,060
Poland
Sovereign Issues	0	3,041	0	3,041
Qatar
Corporate Bonds & Notes	0	490	0	490
Sovereign Issues	0	1,773	0	1,773
Romania
Sovereign Issues	0	112	0	112
Russia
Corporate Bonds & Notes	0	1,183	0	1,183
Sovereign Issues	0	1,947	0	1,947
Saudi Arabia
Sovereign Issues	0	3,330	0	3,330
Senegal
Sovereign Issues	0	1,568	0	1,568
Serbia
Sovereign Issues	0	1,919	0	1,919
Singapore
Corporate Bonds & Notes	0	867	0	867
South Africa
Corporate Bonds & Notes	0	6,182	0	6,182
Sovereign Issues	0	2,395	0	2,395
Sri Lanka
Corporate Bonds & Notes	0	489	0	489
Sovereign Issues	0	2,887	0	2,887
Tanzania
Loan Participations and Assignments	0	0	984	984
Sovereign Issues	0	477	0	477
Thailand
Corporate Bonds & Notes	0	607	0	607
Trinidad and Tobago
Corporate Bonds & Notes	0	456	0	456

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Turkey
Corporate Bonds & Notes	$0	$799	$0	$799
Loan Participations and Assignments	0	1,121	0	1,121
Sovereign Issues	0	13,371	0	13,371
Ukraine
Sovereign Issues	0	6,522	0	6,522
United Arab Emirates
Corporate Bonds & Notes	0	669	0	669
Sovereign Issues	0	389	0	389
United Kingdom
Corporate Bonds & Notes	0	198	0	198
United States
Asset-Backed Securities	0	4,163	0	4,163
Corporate Bonds & Notes	0	2,834	0	2,834
Non-Agency Mortgage-Backed Securities	0	3,197	0	3,197
U.S. Government Agencies	0	15	0	15
Uruguay
Sovereign Issues	0	3,368	0	3,368
Venezuela
Corporate Bonds & Notes	0	1,597	0	1,597
Sovereign Issues	0	2,465	0	2,465
Virgin Islands (British)
Corporate Bonds & Notes	0	1,140	0	1,140
Short-Term Instruments
Certificates of Deposit	0	901	0	901
Repurchase Agreements	0	864	0	864
U.S. Treasury Bills	0	536	0	536

	$0	$246,937	$2,601	$249,538

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,359	$0	$0	$1,359

Total Investments	$1,359	$246,937	$2,601	$250,897

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	51	28	0	79
Over the counter	0	389	0	389

	$51	$417	$0	$468

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3)	0	(3)
Over the counter	0	(596)	0	(596)

	$0	$(599)	$0	$(599)

Total Financial Derivative Instruments	$51	$(182)	$0	$(131)

Totals	$1,410	$246,755	$2,601	$250,766

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2018:

Category and Subcategory	Beginning Balance at 12/31/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2018(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,603	$0	$0	$0	$0	$(58)	$0	$0	$1,545	$(58)
Cayman Islands
Corporate Bonds & Notes	1,904	0	0	0	0	0	0	(1,904)	0	0
Luxembourg
Asset-Backed Securities	179	0	(99)	3	10	(21)	0	0	72	(8)
Tanzania
Loan Participations and Assignments	0	2,000	(1,000)	0	0	(16)	0	0	984	(16)
United States
Loan Participations and Assignments	793	0	(800)	2	22	(17)	0	0	0	0

Totals	$4,479	$2,000	$(1,899)	$5	$32	$(112)	$0	$(1,904)	$2,601	$(82)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,545	Proxy Pricing	Base Price	96.340
Luxembourg
Asset-Backed Securities	72	Proxy Pricing	Base Price	98.156
Tanzania
Loan Participations and Assignments	984	Proxy Pricing	Base Price	98.326

Total	$2,601

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	25

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and

ANNUAL REPORT	DECEMBER 31, 2018	27

Notes to Financial Statements (Cont.)

interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV,

such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and

ANNUAL REPORT	DECEMBER 31, 2018	29

Notes to Financial Statements (Cont.)

reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$8,413	$96,548	$(103,600)	$0	$(2)	$1,359	$248	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires

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Notes to Financial Statements (Cont.)

direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

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Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the

Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by

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Notes to Financial Statements (Cont.)

type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap.

These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

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Notes to Financial Statements (Cont.)

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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December 31, 2018

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives

ANNUAL REPORT	DECEMBER 31, 2018	37

Notes to Financial Statements (Cont.)

may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average

ANNUAL REPORT	DECEMBER 31, 2018	39

Notes to Financial Statements (Cont.)

daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.45%	0.40%	0.40%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$77,437	$75,473

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	915	$11,483	963	$12,590

Class M	6	77	23	287

Administrative Class	2,488	31,217	2,583	33,598

Advisor Class	973	12,256	1,193	15,592
Issued as reinvestment of distributions

Institutional Class	135	1,673	111	1,449

Class M	3	37	3	45

Administrative Class	631	7,815	863	11,271

Advisor Class	160	1,985	186	2,432
Cost of shares redeemed

Institutional Class	(230)	(2,813)	(153)	(1,994)

Class M	(11)	(129)	(8)	(107)

Administrative Class	(5,149)	(63,850)	(4,754)	(62,103)

Advisor Class	(1,335)	(16,491)	(1,048)	(13,632)

Net increase (decrease) resulting from Portfolio share transactions	(1,414)	$(16,740)	(38)	$(572)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2018	41

Notes to Financial Statements (Cont.)

As of December 31, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 55% of the Portfolio. One of the shareholders is a related party and comprises 42% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Emerging Markets Bond Portfolio	$5,255	$0	$(24,849)	$0	$(4,309)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Bond Portfolio	$0	$4,309

†	A zero balance may reflect actual amounts rounding to less than one thousand.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Bond Portfolio	$274,296	$4,428	$(29,282)	$(24,854)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Bond Portfolio	$11,511	$0	$0	$15,204	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2018	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Emerging Markets Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

44	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FBF	Credit Suisse International	JPM	JPMorgan Chase Bank N.A.

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	MSB	Morgan Stanley Bank, N.A

BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

CBK	Citibank N.A.	GST	Goldman Sachs International	SOG	Societe Generale

CFR	Credit Suisse Securities (Europe) Ltd.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford

Currency Abbreviations:

BRL	Brazilian Real	EUR	Euro	RUB	Russian Ruble

COP	Colombian Peso	GBP	British Pound	USD (or $)	United States Dollar

EGP	Egyptian Pound	MXN	Mexican Peso

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	LIBOR03M	3 Month USD-LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	EUR003M	3 Month EUR Swap Rate	US0006M	6 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	JSC	Joint Stock Company	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding

ANNUAL REPORT	DECEMBER 31, 2018	45

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Emerging Markets Bond Portfolio	0.00%	0.00%	$541	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

46	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2018	47

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

48	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2018	49

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

ANNUAL REPORT	DECEMBER 31, 2018	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

ANNUAL REPORT	DECEMBER 31, 2018	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2018	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT04AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO Global Bond Opportunities Portfolio (Unhedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

*	Prior to July 30, 2018, the PIMCO Global Bond Opportunities Portfolio (Unhedged) was named the PIMCO Global Bond Portfolio (Unhedged).

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO Global Bond Opportunities Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Bond Opportunities Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the

Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Bond Opportunities Portfolio (Unhedged)	01/10/02	01/31/06	01/10/02	10/31/06	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO Global Bond Opportunities Portfolio (Unhedged)

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 12/31/2018†§

United States‡	46.0%

United Kingdom	7.1%

Sweden	4.4%

Canada	3.9%

France	3.7%

Netherlands	2.9%

Denmark	2.7%

Spain	2.2%

Cayman Islands	2.2%

Japan	2.1%

Peru	1.8%

Saudi Arabia	1.6%

Qatar	1.1%

Ireland	1.0%

Other	8.5%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Bond Opportunities Portfolio (Unhedged) Institutional Class	(4.05)%	1.37%	4.01%	4.09%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	(4.19)%	1.22%	3.85%	5.19%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Advisor Class	(4.29)%	1.12%	3.75%	3.79%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index±	(1.20)%	1.08%	2.49%	4.57%	♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/2001.

± Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.81% for Institutional Class shares, 0.96% for Administrative Class shares, and 1.06% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro) or the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to German duration contributed to performance relative to the benchmark, as rates fell.

»	Positions in non-agency mortgage-backed securities contributed to relative performance, as these securities generated positive total returns.

»	U.S. interest rate strategies, particularly a combination of curve positioning and yield advantage contributed to performance, as rates rose across the yield curve.

»

Overweight exposure to select developed market currencies, particularly the Norwegian krone and Australian dollar detracted from performance, as these currencies depreciated relative to the U.S. dollar.

»

Overweight exposure to a basket of emerging market currencies detracted from relative performance, as the MSCI Emerging Markets Currency index, which generally captures the overall performance of emerging market currencies, declined relative to the U.S. dollar.

»	Underweight exposure to duration in Japan detracted from relative performance, as rates fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Bond Opportunities Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$982.70	$4.45	$1,000.00	$1,020.72	$4.53	0.89%
Administrative Class	1,000.00	982.00	5.20	1,000.00	1,019.96	5.30	1.04
Advisor Class	1,000.00	981.50	5.69	1,000.00	1,019.46	5.80	1.14

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO Global Bond Opportunities Portfolio (Unhedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2018	$12.29	$0.27	$(0.77)	$(0.50)	$(0.76)	$(0.03)	$(0.04)	$(0.83)

12/31/2017	11.54	0.21	0.80	1.01	(0.26)	0.00	0.00	(0.26)

12/31/2016	11.26	0.24	0.24	0.48	(0.20)	0.00	0.00	(0.20)

12/31/2015	11.95	0.23	(0.69)	(0.46)	0.00	0.00	(0.23)	(0.23)

12/31/2014	12.34	0.35	(0.05)	0.30	(0.32)	(0.36)	(0.01)	(0.69)
Administrative Class

12/31/2018	12.29	0.25	(0.77)	(0.52)	(0.74)	(0.03)	(0.04)	(0.81)

12/31/2017	11.54	0.19	0.80	0.99	(0.24)	0.00	0.00	(0.24)

12/31/2016	11.26	0.23	0.23	0.46	(0.18)	0.00	0.00	(0.18)

12/31/2015	11.95	0.21	(0.69)	(0.48)	0.00	0.00	(0.21)	(0.21)

12/31/2014	12.34	0.33	(0.05)	0.28	(0.30)	(0.36)	(0.01)	(0.67)
Advisor Class

12/31/2018	12.29	0.24	(0.77)	(0.53)	(0.73)	(0.03)	(0.04)	(0.80)

12/31/2017	11.54	0.18	0.80	0.98	(0.23)	0.00	0.00	(0.23)

12/31/2016	11.26	0.22	0.23	0.45	(0.17)	0.00	0.00	(0.17)

12/31/2015	11.95	0.20	(0.69)	(0.49)	0.00	0.00	(0.20)	(0.20)

12/31/2014	12.34	0.32	(0.05)	0.27	(0.29)	(0.36)	(0.01)	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.96	(4.05)%	$9,561	0.84%	0.84%	0.75%	0.75%	2.27%	255%
12.29	8.79	10,067	0.81	0.81	0.75	0.75	1.73	339
11.54	4.20	9,237	0.77	0.77	0.75	0.75	2.03	676
11.26	(3.89)	6,123	0.75	0.75	0.75	0.75	1.98	506
11.95	2.42	6,757	0.76	0.76	0.75	0.75	2.76	496

10.96	(4.19)	166,921	0.99	0.99	0.90	0.90	2.12	255
12.29	8.63	198,189	0.96	0.96	0.90	0.90	1.58	339
11.54	4.04	197,606	0.92	0.92	0.90	0.90	1.93	676
11.26	(4.03)	201,031	0.90	0.90	0.90	0.90	1.84	506
11.95	2.27	257,588	0.91	0.91	0.90	0.90	2.60	496

10.96	(4.29)	23,856	1.09	1.09	1.00	1.00	2.01	255
12.29	8.52	29,267	1.06	1.06	1.00	1.00	1.47	339
11.54	3.94	31,111	1.02	1.02	1.00	1.00	1.82	676
11.26	(4.13)	34,790	1.00	1.00	1.00	1.00	1.73	506
11.95	2.16	38,067	1.01	1.01	1.00	1.00	2.51	496

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities	$248,161
Investments in Affiliates	3,385
Financial Derivative Instruments
Exchange-traded or centrally cleared	519
Over the counter	2,147
Cash	69
Deposits with counterparty	5,154
Foreign currency, at value	1,404
Receivable for investments sold	11,956
Receivable for TBA investments sold	17,288
Receivable for Portfolio shares sold	123
Interest and/or dividends receivable	1,461
Dividends receivable from Affiliates	10
Other assets	1
Total Assets	291,678

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$18,614
Payable for sale-buyback transactions	439
Payable for short sales	1,488
Financial Derivative Instruments
Exchange-traded or centrally cleared	538
Over the counter	3,454
Payable for investments purchased	10,463
Payable for investments in Affiliates purchased	10
Payable for TBA investments purchased	54,841
Deposits from counterparty	871
Payable for Portfolio shares redeemed	471
Accrued investment advisory fees	41
Accrued supervisory and administrative fees	83
Accrued distribution fees	5
Accrued servicing fees	21
Other liabilities	1
Total Liabilities	91,340

Net Assets	$200,338

Net Assets Consist of:

Paid in capital	$204,584
Distributable earnings (accumulated loss)	(4,246)

Net Assets	$200,338

Net Assets:

Institutional Class	$9,561
Administrative Class	166,921
Advisor Class	23,856

Shares Issued and Outstanding:

Institutional Class	872
Administrative Class	15,232
Advisor Class	2,177

Net Asset Value Per Share Outstanding:

Institutional Class	$10.96
Administrative Class	10.96
Advisor Class	10.96

Cost of investments in securities	$246,540
Cost of investments in Affiliates	$3,418
Cost of foreign currency held	$1,426
Proceeds received on short sales	$1,502
Cost or premiums of financial derivative instruments, net	$1,401

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest	$6,677
Dividends	18
Dividends from Investments in Affiliates	156
Total Income	6,851

Expenses:

Investment advisory fees	550
Supervisory and administrative fees	1,100
Servicing fees - Administrative Class	275
Distribution and/or servicing fees - Advisor Class	67
Trustee fees	6
Interest expense	209
Miscellaneous expense	3
Total Expenses	2,210

Net Investment Income (Loss)	4,641

Net Realized Gain (Loss):

Investments in securities	(1,325)
Investments in Affiliates	2
Net capital gain distributions received from Affiliate investments	4
Exchange-traded or centrally cleared financial derivative instruments	(138)
Over the counter financial derivative instruments	232
Short sales	(18)
Foreign currency	(2,868)

Net Realized Gain (Loss)	(4,111)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(6,327)
Investments in Affiliates	(32)
Exchange-traded or centrally cleared financial derivative instruments	(2,187)
Over the counter financial derivative instruments	(3,548)
Short sales	20
Foreign currency assets and liabilities	2,331

Net Change in Unrealized Appreciation (Depreciation)	(9,743)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,213)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,641	$3,773
Net realized gain (loss)	(4,111)	10,169
Net change in unrealized appreciation (depreciation)	(9,743)	5,942

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,213)	19,884

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(656)	(211)
Administrative Class	(11,397)	(3,951)
Advisor Class	(1,609)	(557)

Tax basis return of capital
Institutional Class	(36)	0
Administrative Class	(674)	0
Advisor Class	(99)	0

Total Distributions(a)	(14,471)	(4,719)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(13,501)	(15,596)

Total Increase (Decrease) in Net Assets	(37,185)	(431)

Net Assets:

Beginning of year	237,523	237,954
End of year	$200,338	$237,523

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged)

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.9%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	3,540	$91
50.950% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		206	5
59.257% (ARLLMONP) due 06/21/2020 ~(a)		5,500	157

Total Argentina (Cost $498)			253

AUSTRALIA 0.7%

CORPORATE BONDS & NOTES 0.3%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$600	597

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Liberty Funding Pty. Ltd.
3.432% due 01/25/2049 •	AUD	425	300

SOVEREIGN ISSUES 0.3%

Queensland Treasury Corp.
4.250% due 07/21/2023		800	611

Total Australia (Cost $1,723)			1,508

BERMUDA 0.8%

ASSET-BACKED SECURITIES 0.8%

Rise Ltd.
4.750% due 02/15/2039 «~(i)		$1,691	1,657

Total Bermuda (Cost $1,695)			1,657

BRAZIL 0.9%

CORPORATE BONDS & NOTES 0.9%

Petrobras Global Finance BV
5.299% due 01/27/2025		$531	508
5.999% due 01/27/2028		233	220
7.375% due 01/17/2027		1,000	1,030

Total Brazil (Cost $1,806)			1,758

CANADA 4.8%

CORPORATE BONDS & NOTES 1.9%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$100	96

Bank of Nova Scotia
1.875% due 04/26/2021		900	879

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		200	201

Enbridge, Inc.
3.488% (US0003M + 0.700%) due 06/15/2020 ~		200	199

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	300	342

HSBC Bank Canada
3.300% due 11/28/2021		$500	506

Royal Bank of Canada
2.300% due 03/22/2021		600	592

Toronto-Dominion Bank
2.500% due 01/18/2022		1,100	1,088

			3,903

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Canadian Mortgage Pools
2.259% due 06/01/2020	CAD	162	119
2.459% due 07/01/2020		510	375

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.459% due 08/01/2020	CAD	180	$132

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		192	140

			766

SOVEREIGN ISSUES 2.5%

Canadian Government Real Return Bond
1.500% due 12/01/2044 (f)		232	199

Province of Alberta
1.250% due 06/01/2020		1,100	797
2.350% due 06/01/2025		1,100	790

Province of Ontario
2.400% due 06/02/2026		600	430
2.600% due 06/02/2025		3,900	2,852

			5,068

Total Canada (Cost $10,084)			9,737

CAYMAN ISLANDS 2.7%

ASSET-BACKED SECURITIES 2.1%

Evans Grove CLO Ltd.
3.627% due 05/28/2028 •		$100	99

Figueroa CLO Ltd.
3.336% due 01/15/2027 •		500	500

Gallatin CLO Ltd.
3.485% due 01/21/2028 •		300	299

Jamestown CLO Ltd.
3.669% due 01/17/2027 •		1,153	1,152

Palmer Square Loan Funding Ltd.
3.150% due 11/15/2026 •		500	498

Symphony CLO Ltd.
3.466% due 10/15/2025 •		1,119	1,110

Venture CLO Ltd.
3.316% due 04/15/2027 •		100	99

Wellfleet CLO Ltd.
3.609% due 10/20/2027 •		500	500

			4,257

CORPORATE BONDS & NOTES 0.6%

KSA Sukuk Ltd.
2.894% due 04/20/2022		300	293
4.303% due 01/19/2029		500	498

Sands China Ltd.
5.125% due 08/08/2025		200	198
5.400% due 08/08/2028		200	194

			1,183

Total Cayman Islands (Cost $5,470)			5,440

DENMARK 3.4%

CORPORATE BONDS & NOTES 3.4%

Jyske Realkredit A/S
1.500% due 10/01/2037	DKK	1,600	247
2.000% due 10/01/2047		1,210	188
3.000% due 10/01/2047		5	1

Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		7,252	1,122
2.000% due 10/01/2050		1,671	256
2.500% due 10/01/2037		643	105

Nykredit Realkredit A/S
1.500% due 10/01/2037		2,200	340
2.000% due 10/01/2047		9,875	1,528
2.500% due 10/01/2036		150	24
2.500% due 10/01/2047		28	5

Realkredit Danmark A/S
2.000% due 10/01/2047		18,314	2,837
2.500% due 07/01/2036		750	122
2.500% due 07/01/2047		79	13

Total Denmark (Cost $6,510)			6,788

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 4.7%

CORPORATE BONDS & NOTES 1.1%

Dexia Credit Local S.A.
1.875% due 03/28/2019		$700	$699
2.250% due 02/18/2020		250	249
2.375% due 09/20/2022		1,200	1,178

			2,126

SOVEREIGN ISSUES 3.6%

France Government International Bond
2.000% due 05/25/2048 (j)	EUR	4,100	5,103
3.250% due 05/25/2045 (j)		1,300	2,048

			7,151

Total France (Cost $8,461)			9,277

GERMANY 1.0%

CORPORATE BONDS & NOTES 1.0%

Deutsche Bank AG
4.250% due 10/14/2021		$1,100	1,076

Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		400	397

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	200	151
5.375% due 04/23/2024	NZD	500	379

Total Germany (Cost $2,073)			2,003

GUERNSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$600	589

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		211	219

Total Guernsey, Channel Islands (Cost $809)			808

INDONESIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$200	203

Total Indonesia (Cost $199)			203

IRELAND 1.2%

ASSET-BACKED SECURITIES 0.6%

CVC Cordatus Loan Fund Ltd.
0.780% due 01/24/2028 •	EUR	600	687

Dorchester Park CLO DAC
3.369% due 04/20/2028 •		$600	595

			1,282

CORPORATE BONDS & NOTES 0.3%

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		600	592

SOVEREIGN ISSUES 0.3%

Ireland Government International Bond
5.400% due 03/13/2025	EUR	400	599

Total Ireland (Cost $2,393)			2,473

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.250% due 01/17/2028		$200	197
4.125% due 01/17/2048		200	196

Total Israel (Cost $397)			393

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 1.0%

CORPORATE BONDS & NOTES 0.4%

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(g)(h)	EUR	200	$241

UniCredit SpA
7.830% due 12/04/2023		$500	523

			764

SOVEREIGN ISSUES 0.6%

Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024	EUR	400	443
2.500% due 11/15/2025		700	812

			1,255

Total Italy (Cost $2,097)			2,019

JAPAN 2.6%

CORPORATE BONDS & NOTES 0.9%

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		$600	596

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		200	198

ORIX Corp.
3.250% due 12/04/2024		100	97

Sumitomo Mitsui Financial Group, Inc.
4.447% (US0003M + 1.680%) due 03/09/2021 ~		300	306

Suntory Holdings Ltd.
2.550% due 09/29/2019		400	397

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	200	231

			1,825

SOVEREIGN ISSUES 1.7%

Development Bank of Japan, Inc.
3.125% due 09/06/2023		$500	504

Japan Bank for International Cooperation
2.375% due 07/21/2022		200	197
2.375% due 11/16/2022		200	196
2.500% due 06/01/2022		200	197
3.250% due 07/20/2023		300	304

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		1,000	982
2.625% due 04/20/2022		600	593

Tokyo Metropolitan Government
2.000% due 05/17/2021		500	489

			3,462

Total Japan (Cost $5,327)			5,287

KUWAIT 0.8%

SOVEREIGN ISSUES 0.8%

Kuwait International Government Bond
3.500% due 03/20/2027		$1,600	1,595

Total Kuwait (Cost $1,587)			1,595

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
6.125% due 03/09/2021		$400	424

Total Lithuania (Cost $422)			424

LUXEMBOURG 0.9%

CORPORATE BONDS & NOTES 0.9%

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	541	584

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GELF Bond Issuer S.A.
1.750% due 11/22/2021	EUR	700	$822

NORD/LB Luxembourg S.A. Covered Bond Bank
2.875% due 02/16/2021		$400	398

Total Luxembourg (Cost $1,792)			1,804

NETHERLANDS 3.7%

ASSET-BACKED SECURITIES 0.5%

Babson Euro CLO BV
0.503% due 10/25/2029 •	EUR	500	568

Penta CLO BV
0.790% due 08/04/2028 •		300	344

			912

CORPORATE BONDS & NOTES 3.2%

BNG Bank NV
4.550% due 02/15/2019	CAD	1,800	1,322

Cooperatieve Rabobank UA
3.682% (US0003M + 0.860%) due 09/26/2023 ~		$500	494
3.875% due 09/26/2023		600	603
6.875% due 03/19/2020 (h)	EUR	400	496

ING Bank NV
2.625% due 12/05/2022		$700	690

ING Groep NV
3.797% (US0003M + 1.000%) due 10/02/2023 ~		700	693
4.100% due 10/02/2023		500	500

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		200	192

NXP BV
4.125% due 06/15/2020		400	399

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	100	124

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		$900	888

			6,401

Total Netherlands (Cost $7,431)			7,313

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$600	591

SOVEREIGN ISSUES 0.1%

Norway Government International Bond
3.750% due 05/25/2021	NOK	1,600	197

Total Norway (Cost $824)			788

PERU 2.3%

SOVEREIGN ISSUES 2.3%

Peru Government International Bond
5.940% due 02/12/2029	PEN	7,900	2,392
6.350% due 08/12/2028		6,800	2,122

Total Peru (Cost $4,433)			4,514

PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(b)	EUR	400	133

Total Portugal (Cost $450)			133

QATAR 1.3%

SOVEREIGN ISSUES 1.3%

Qatar Government International Bond
3.875% due 04/23/2023		$1,600	1,621

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 01/20/2022		$200	$206
4.500% due 04/23/2028		800	837

Total Qatar (Cost $2,597)			2,664

SAUDI ARABIA 2.0%

SOVEREIGN ISSUES 2.0%

Saudi Government International Bond
2.375% due 10/26/2021		$1,900	1,833
2.875% due 03/04/2023		200	192
3.250% due 10/26/2026		300	281
3.625% due 03/04/2028		400	379
4.000% due 04/17/2025		800	795
4.500% due 04/17/2030		600	598

Total Saudi Arabia (Cost $4,171)			4,078

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
3.500% due 09/18/2027		$200	188

DBS Bank Ltd.
3.300% due 11/27/2021		200	202

Total Singapore (Cost $400)			390

SLOVENIA 0.6%

SOVEREIGN ISSUES 0.6%

Slovenia Government International Bond
4.125% due 02/18/2019		$1,100	1,102

Total Slovenia (Cost $1,102)			1,102

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%

Kookmin Bank
2.125% due 10/21/2020		$200	196

Total South Korea (Cost $198)			196

SPAIN 2.7%

CORPORATE BONDS & NOTES 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(g)(h)	EUR	200	228

Telefonica Emisiones S.A.
5.134% due 04/27/2020		$200	204

			432

SOVEREIGN ISSUES 2.5%

Autonomous Community of Andalusia
4.850% due 03/17/2020	EUR	500	607

Autonomous Community of Catalonia
4.220% due 04/26/2035		100	119
4.900% due 09/15/2021		200	247
4.950% due 02/11/2020		1,000	1,193

Autonomous Community of Madrid
4.688% due 03/12/2020		500	606

Spain Government International Bond
1.400% due 07/30/2028		2,000	2,289
2.150% due 10/31/2025		20	25

			5,086

Total Spain (Cost $5,586)			5,518

SUPRANATIONAL 0.5%

CORPORATE BONDS & NOTES 0.5%

European Investment Bank
0.500% due 07/21/2023	AUD	600	383
6.500% due 08/07/2019		900	650

Total Supranational (Cost $1,134)			1,033

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 5.5%

CORPORATE BONDS & NOTES 5.5%

Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	10,200	$1,179
2.250% due 09/21/2022		11,000	1,320

Nordea Hypotek AB
1.000% due 04/08/2022		17,200	1,982

Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		3,000	351

Stadshypotek AB
1.500% due 12/15/2021		13,000	1,520
4.500% due 09/21/2022		18,000	2,335

Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		2,000	232
2.000% due 06/17/2026		4,000	475

Swedbank Hypotek AB
1.000% due 09/15/2021		4,100	473
1.000% due 06/15/2022		9,900	1,141

Total Sweden (Cost $10,891)			11,008

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 1.0%

UBS AG
2.200% due 06/08/2020		$500	492
3.347% due 06/08/2020 •		700	700
7.625% due 08/17/2022 (h)		750	801

			1,993

SOVEREIGN ISSUES 0.1%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	100	151

Total Switzerland (Cost $2,197)			2,144

UNITED ARAB EMIRATES 0.6%

SOVEREIGN ISSUES 0.6%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$700	681
3.125% due 10/11/2027		500	479

Total United Arab Emirates (Cost $1,196)			1,160

UNITED KINGDOM 8.9%

CORPORATE BONDS & NOTES 5.5%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$200	208

Barclays PLC
4.046% (US0003M + 1.430%) due 02/15/2023 ~		200	192
4.728% (US0003M + 2.110%) due 08/10/2021 ~		400	403
6.500% due 09/15/2019 •(g)(h)	EUR	700	784
7.000% due 09/15/2019 •(g)(h)	GBP	300	375
7.750% due 09/15/2023 •(g)(h)		$500	482
8.000% due 12/15/2020 •(g)(h)	EUR	700	852

British Telecommunications PLC
2.350% due 02/14/2019		$330	330

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 Ø	GBP	200	266

HSBC Holdings PLC
6.500% due 03/23/2028 •(g)(h)		$300	273

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	600	926

Lloyds Banking Group PLC
7.000% due 06/27/2019 •(g)(h)		600	767
7.875% due 06/27/2029 •(g)(h)		200	274

Natwest Markets PLC
0.084% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	100	114
0.625% due 03/02/2022		100	111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	200	$244

Reckitt Benckiser Treasury Services PLC
3.384% (US0003M + 0.560%) due 06/24/2022 ~		$300	295

Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	500	585

Santander UK Group Holdings PLC
2.875% due 10/16/2020		$900	886
2.875% due 08/05/2021		300	290
3.571% due 01/10/2023		200	192
6.750% due 06/24/2024 •(g)(h)	GBP	400	502
7.375% due 06/24/2022 •(g)(h)		200	257

Tesco PLC
6.125% due 02/24/2022		83	117

Tesco Property Finance PLC
5.801% due 10/13/2040		147	213

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		300	363

Virgin Money PLC
2.250% due 04/21/2020		500	636

			10,937

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.1%

Eurohome UK Mortgages PLC
1.056% due 06/15/2044 •		578	706

Eurosail PLC
1.850% due 06/13/2045 •		528	662

Ripon Mortgages PLC
1.689% due 08/20/2056 •		833	1,056

Stanlington PLC
1.903% due 06/12/2046 •		728	920

Towd Point Mortgage Funding PLC
2.089% due 02/20/2054 •		702	896

			4,240

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		1,360	242

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.2%

United Kingdom Gilt
4.250% due 12/07/2040 (j)		$1,300	2,401

Total United Kingdom (Cost $18,773)			17,820

UNITED STATES 56.1%

ASSET-BACKED SECURITIES 3.7%

Amortizing Residential Collateral Trust
3.206% due 10/25/2031 •		$1	1

Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 Ø		965	1,045

Countrywide Asset-Backed Certificates
2.726% due 06/25/2047 •		1,000	954
2.906% due 08/25/2034 •		140	138

Credit-Based Asset Servicing & Securitization Trust
2.566% due 11/25/2036 •		18	11

EMC Mortgage Loan Trust
3.406% due 05/25/2043 •		79	79

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^Ø		161	82

JPMorgan Mortgage Acquisition Trust
2.786% due 03/25/2047 •		1,632	1,456

Morgan Stanley ABS Capital, Inc. Trust
2.616% due 03/25/2037 •		1,040	541
2.756% due 08/25/2036 •		2,500	1,599

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NovaStar Mortgage Funding Trust
2.636% due 03/25/2037 •		$832	$622

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 Ø		459	243

Securitized Asset-Backed Receivables LLC Trust
2.556% due 12/25/2036 •		7	4

Soundview Home Loan Trust
2.756% due 11/25/2036 •		600	552

Structured Asset Securities Corp. Mortgage Loan Trust
3.849% due 04/25/2035 •		8	7

Terwin Mortgage Trust
3.446% due 11/25/2033 •		13	13

Washington Mutual Asset-Backed Certificates Trust
2.566% due 10/25/2036 •		40	19

			7,366

CORPORATE BONDS & NOTES 14.8%

AIG Global Funding
3.277% (US0003M + 0.480%) due 07/02/2020 ~		400	400

Allergan Sales LLC
5.000% due 12/15/2021		200	206

Ally Financial, Inc.
3.750% due 11/18/2019		200	200

American Tower Corp.
3.400% due 02/15/2019		700	700

Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		200	195

Arrow Electronics, Inc.
3.500% due 04/01/2022		400	395

AT&T, Inc.
1.800% due 09/05/2026	EUR	500	570
3.086% (US0003M + 0.650%) due 01/15/2020 ~		$900	899
3.386% (US0003M + 0.950%) due 07/15/2021 ~		900	897

Bank of America Corp.
5.875% due 03/15/2028 •(g)		300	274

BAT Capital Corp.
3.204% due 08/14/2020 •		300	297
3.557% due 08/15/2027		400	356

Baxalta, Inc.
2.875% due 06/23/2020		179	177

Bayer U.S. Finance LLC
3.798% (US0003M + 1.010%) due 12/15/2023 ~		300	287
4.250% due 12/15/2025		200	195

BMW U.S. Capital LLC
2.984% (US0003M + 0.370%) due 08/14/2020 ~		500	496

Boston Scientific Corp.
2.850% due 05/15/2020		200	199

Campbell Soup Co.
3.300% due 03/15/2021		100	100
3.650% due 03/15/2023		100	98

Cardinal Health, Inc.
1.948% due 06/14/2019		500	497

Cboe Global Markets, Inc.
1.950% due 06/28/2019		200	199

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		100	100

Charter Communications Operating LLC
4.464% due 07/23/2022		900	909
6.384% due 10/23/2035		600	618

Citigroup, Inc.
3.696% (US0003M + 0.930%) due 06/07/2019 ~		600	601

Citizens Bank N.A.
3.259% (US0003M + 0.570%) due 05/26/2020 ~		600	599

Comcast Corp.
3.127% (US0003M + 0.330%) due 10/01/2020 ~		200	199

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Resources, Inc.
4.375% due 01/15/2028		$100	$94

CVS Health Corp.
3.700% due 03/09/2023		100	99
4.100% due 03/25/2025		100	99
4.300% due 03/25/2028		200	196

Dell International LLC
3.480% due 06/01/2019		1,300	1,296

Dominion Energy Gas Holdings LLC
3.388% (US0003M + 0.600%) due 06/15/2021 ~		200	200

eBay, Inc.
2.150% due 06/05/2020		400	395

Emera U.S. Finance LP
2.150% due 06/15/2019		500	496

EPR Properties
4.500% due 06/01/2027		300	290

Equifax, Inc.
3.486% (US0003M + 0.870%) due 08/15/2021 ~		100	99

Equinix, Inc.
2.875% due 03/15/2024	EUR	200	229

ERAC USA Finance LLC
5.250% due 10/01/2020		$500	516

Ford Motor Credit Co. LLC
0.054% due 12/01/2021 •	EUR	800	856
0.114% due 05/14/2021 •		100	110
2.375% due 03/12/2019		$200	200
3.408% (US0003M + 1.000%) due 01/09/2020 ~		400	396

Fortune Brands Home & Security, Inc.
4.000% due 09/21/2023		200	198

General Motors Financial Co., Inc.
3.100% due 01/15/2019		300	300
3.550% due 04/09/2021		100	99

GLP Capital LP
5.300% due 01/15/2029		400	393

Harley-Davidson Financial Services, Inc.
3.647% (US0003M + 0.940%) due 03/02/2021 ~		200	200

Harris Corp.
3.000% (US0003M + 0.480%) due 04/30/2020 ~		300	299

HCA, Inc.
5.625% due 09/01/2028		600	580

International Lease Finance Corp.
6.250% due 05/15/2019		800	807
8.250% due 12/15/2020		300	323

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		300	299

Kinder Morgan Energy Partners LP
6.500% due 04/01/2020		100	104
6.850% due 02/15/2020		1,100	1,139

McDonald’s Corp.
2.939% (US0003M + 0.430%) due 10/28/2021 ~		100	99

Molson Coors Brewing Co.
2.100% due 07/15/2021		300	289

Morgan Stanley
3.168% (US0003M + 0.550%) due 02/10/2021 ~		100	99
3.414% (US0003M + 0.800%) due 02/14/2020 ~		600	600

Navient Corp.
8.000% due 03/25/2020		100	102

NextEra Energy Capital Holdings, Inc.
3.053% (US0003M + 0.315%) due 09/03/2019 ~		600	599
3.107% (US0003M + 0.400%) due 08/21/2020 ~		200	200

Sempra Energy
3.238% (US0003M + 0.450%) due 03/15/2021 ~		200	196

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spectra Energy Partners LP
3.451% (US0003M + 0.700%) due 06/05/2020 ~	$100	$99

Spirit AeroSystems, Inc.
3.588% (US0003M + 0.800%) due 06/15/2021 ~	100	99

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	413	408
4.738% due 09/20/2029	200	197

Textron, Inc.
3.168% (US0003M + 0.550%) due 11/10/2020 ~	400	397

Time Warner Cable LLC
8.250% due 04/01/2019	500	506

United Technologies Corp.
3.950% due 08/16/2025	200	199
4.125% due 11/16/2028	200	199
4.625% due 11/16/2048	100	97

Verizon Communications, Inc.
3.376% due 02/15/2025	424	412
4.329% due 09/21/2028	805	810

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	500	498
3.388% (US0003M + 0.770%) due 11/13/2020 ~	200	199
3.558% (US0003M + 0.940%) due 11/12/2021 ~	300	297

WEA Finance LLC
3.750% due 09/17/2024	200	199

Wells Fargo & Co.
3.597% (US0003M + 1.110%) due 01/24/2023 ~	600	595

Wells Fargo Bank N.A.
3.550% due 08/14/2023	500	498

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	100	99
3.150% due 04/01/2022	400	391
3.375% due 11/30/2021	300	297

		29,655

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

CenturyLink, Inc.
5.272% (LIBOR03M + 2.750%) due 01/31/2025 ~	297	278

Las Vegas Sands LLC
4.272% (LIBOR03M + 1.750%) due 03/27/2025 ~	488	467

		745

MUNICIPAL BONDS & NOTES 1.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,055	2,018

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.0%

Adjustable Rate Mortgage Trust
4.156% due 09/25/2035 ^~	10	9

American Home Mortgage Assets Trust
2.696% (US0001M + 0.190%) due 05/25/2046 ^~	235	216
2.716% due 10/25/2046 •	406	292

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	580	532

Banc of America Funding Trust
4.631% due 02/20/2036 ~	122	121
5.500% due 01/25/2036	161	137
6.020% due 10/20/2046 ^~	88	69

BCAP LLC Trust
2.676% due 01/25/2037 ^•	201	188
5.250% due 04/26/2037	769	639

Bear Stearns Adjustable Rate Mortgage Trust
3.123% due 05/25/2034 ~	6	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.961% due 05/25/2047 ^~	$192	$178
4.157% due 08/25/2033 ~	8	8
4.271% due 05/25/2034 ~	17	16
4.486% due 10/25/2033 ~	6	6
4.715% due 11/25/2034 ~	3	3

Bear Stearns ALT-A Trust
3.867% due 08/25/2036 ^~	151	100
4.144% due 11/25/2035 ^~	109	94
4.209% due 09/25/2035 ^~	99	83

Bear Stearns Structured Products, Inc. Trust
5.425% due 12/26/2046 ^~	78	73

Chase Mortgage Finance Trust
3.614% due 07/25/2037 ~	25	22

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.686% due 07/25/2036 •	44	43

Citigroup Mortgage Loan Trust
4.280% due 10/25/2035 ^•	472	477

Citigroup Mortgage Loan Trust, Inc.
4.240% due 09/25/2035 •	18	19

Countrywide Alternative Loan Trust
2.665% due 12/20/2046 ^•	333	294
2.676% due 01/25/2037 ^•	149	145
2.680% due 03/20/2046 •	104	95
2.680% due 07/20/2046 ^•	203	155
2.786% due 02/25/2037 •	120	109
2.856% due 05/25/2037 ^•	52	30
2.923% due 11/25/2035 •	24	22
3.463% due 11/25/2035 •	24	22
4.118% due 11/25/2035 ^~	214	194
5.250% due 06/25/2035 ^	16	14
6.000% due 04/25/2037 ^	52	36
6.250% due 08/25/2037 ^	26	22
6.500% due 06/25/2036 ^	133	100

Countrywide Home Loan Mortgage Pass-Through Trust
2.776% due 04/25/2046 •	1,145	529
2.966% due 05/25/2035 •	56	51
3.086% due 04/25/2035 •	12	11
3.106% due 03/25/2035 •	425	393
3.126% due 02/25/2035 •	531	507
3.146% due 03/25/2035 •	63	57
3.166% due 02/25/2035 •	6	6
3.234% due 05/25/2047 ~	91	80
3.266% due 09/25/2034 •	5	5
3.910% due 08/25/2034 ^~	3	3
4.290% due 11/25/2034 ~	13	12
4.587% due 11/19/2033 ~	6	7
4.667% due 02/20/2036 ^•	271	247
5.500% due 10/25/2035	70	62

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^	116	59

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.886% due 10/25/2036 ^Ø	207	192

GreenPoint Mortgage Funding Trust
3.046% due 11/25/2045 •	8	7

GSR Mortgage Loan Trust
3.605% due 06/25/2034 ~	3	3
3.830% due 03/25/2033 •	5	5
4.300% due 09/25/2035 ~	102	104

HarborView Mortgage Loan Trust
3.007% due 12/19/2036 ^•	129	125

IndyMac Mortgage Loan Trust
3.874% due 09/25/2035 ^~	159	147

JPMorgan Mortgage Trust
4.115% due 11/25/2033 ~	5	5
4.216% due 01/25/2037 ^~	178	171
4.336% due 02/25/2035 ~	5	4

Luminent Mortgage Trust
2.746% due 04/25/2036 •	361	312

MASTR Adjustable Rate Mortgages Trust
4.131% due 05/25/2034 ~	377	374

MASTR Alternative Loan Trust
2.906% due 03/25/2036 ^•	45	8

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.895% due 12/15/2030 •	5	5

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
2.716% due 02/25/2036 •	$69	$66
4.302% due 02/25/2033 ~	10	10
4.324% due 02/25/2036 ~	31	31

Merrill Lynch Mortgage-Backed Securities Trust
3.851% due 04/25/2037 ^~	6	5

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.961% due 10/25/2035 ~	12	12

OBX Trust
3.156% due 06/25/2057 •	448	445

Residential Accredit Loans, Inc. Trust
2.716% due 04/25/2046 •	150	69
6.000% due 12/25/2036 ^	323	295

Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	80	74

Structured Adjustable Rate Mortgage Loan Trust
4.232% due 02/25/2034 ~	8	8
4.369% due 04/25/2034 ~	15	15
4.385% due 09/25/2034 ~	11	12

Structured Asset Mortgage Investments Trust
2.696% due 07/25/2046 ^•	322	267
2.716% due 05/25/2036 •	81	75
2.720% due 07/19/2035 •	117	116
2.726% due 05/25/2036 •	372	336
2.726% due 09/25/2047 •	365	345
2.786% due 02/25/2036 ^•	406	385
3.050% due 07/19/2034 •	2	2
3.170% due 03/19/2034 •	4	4

Structured Asset Securities Corp.
2.786% due 01/25/2036 •	109	101

SunTrust Alternative Loan Trust
3.156% due 12/25/2035 ^•	629	515

WaMu Mortgage Pass-Through Certificates Trust
2.579% due 07/25/2046 •	151	148
2.776% due 12/25/2045 •	32	32
2.816% due 01/25/2045 •	5	5
2.857% due 02/25/2047 ^•	289	272
3.030% due 01/25/2037 ^~	23	21
3.146% due 01/25/2045 •	5	5
3.525% due 06/25/2037 ^~	54	50
3.557% due 08/25/2042 •	4	3
3.645% due 12/25/2036 ^~	30	29
3.676% due 12/25/2036 ^~	4	4
3.770% due 03/25/2034 ~	19	20
3.793% due 02/25/2033 ~	59	59
3.994% due 09/25/2036 ~	74	73
4.079% due 06/25/2033 ~	5	5

Washington Mutual Mortgage Pass-Through Certificates Trust
3.097% due 07/25/2046 ^•	48	35

Wells Fargo Mortgage-Backed Securities Trust
4.561% due 04/25/2036 ~	4	4

		12,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 22.4%

Fannie Mae
2.626% due 03/25/2034 •	$3	$3
2.656% due 08/25/2034 •	2	2
2.906% due 06/25/2036 •	21	21
3.000% due 08/01/2042 - 08/01/2043	220	217
4.035% due 10/01/2034 •	1	1
4.270% due 12/01/2034 •	3	3
4.490% due 11/01/2034 •	23	24
6.000% due 07/25/2044	18	20

Fannie Mae, TBA
3.500% due 01/01/2049 - 02/01/2049	30,900	30,895
4.000% due 01/01/2049	4,400	4,487

Freddie Mac
1.567% due 01/15/2038 ~(a)	302	16
2.649% due 01/15/2038 •	302	300
2.786% due 09/25/2031 •	15	14
3.000% due 03/01/2045	693	679
3.357% due 10/25/2044 •	31	31
3.500% due 07/01/2048	4,933	4,935
3.997% due 04/01/2037 •	24	26
4.226% due 02/01/2029 •	2	2
6.000% due 04/15/2036	236	263

Freddie Mac, TBA
3.000% due 01/01/2049	3,000	2,924

Ginnie Mae
3.125% (H15T1Y + 1.500%) due 11/20/2024 ~	1	1
6.000% due 09/20/2038	4	4

		44,868

U.S. TREASURY OBLIGATIONS 7.8%

U.S. Treasury Bonds
2.875% due 05/15/2043 (n)	100	98
3.125% due 02/15/2043	100	102

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2022 (j)	1,248	1,208
0.125% due 07/15/2024 (l)	799	766
0.500% due 01/15/2028 (j)	2,153	2,056
1.000% due 02/15/2048 (j)	718	682
1.375% due 02/15/2044 (n)	326	337
1.750% due 01/15/2028 (j)	2,414	2,566
2.500% due 01/15/2029 (j)	2,108	2,402
3.875% due 04/15/2029 (j)	708	901

U.S. Treasury Notes
2.625% due 06/15/2021 (n)	200	201
2.875% due 04/30/2025 (j)(n)	4,300	4,376

		15,695

Total United States (Cost $109,268)		112,360

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 11.3%

ARGENTINA TREASURY BILLS 0.1%
(1.557)% due 02/28/2019 - 04/30/2019 (c)(d)	ARS	6,058	$167

FRANCE TREASURY BILLS 5.8%
(0.633)% due 01/04/2019 - 01/16/2019 (c)(d)	EUR	10,200	11,690

JAPAN TREASURY BILLS 4.3%
(0.159)% due 03/11/2019 (c)(d)	JPY	940,000	8,578

NETHERLANDS TREASURY BILLS 0.6%
(0.639)% due 01/31/2019 (d)(e)	EUR	1,000	1,147

NIGERIA TREASURY BILLS 0.5%
12.144% due 04/04/2019 (d)(e)	NGN	350,000	931

Total Short-Term Instruments (Cost $22,546)			22,513

Total Investments in Securities (Cost $246,540)			248,161

		SHARES
INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.7%

PIMCO Short Asset Portfolio		339,863	3,372

PIMCO Short-Term Floating NAV Portfolio III		1,310	13

Total Short-Term Instruments (Cost $3,418)			3,385

Total Investments in Affiliates (Cost $3,418)			3,385

Total Investments 125.6% (Cost $249,958)			$251,546

Financial Derivative Instruments (k)(m) (0.7)% (Cost or Premiums, net $1,401)			(1,326)

Other Assets and Liabilities, net (24.9)%			(49,882)

Net Assets 100.0%			$200,338

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Security is not accruing income as of the date of this report.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Coupon represents a yield to maturity.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	02/15/2039	02/11/2014	$ 1,695	$1,657	0.83%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOM	2.550%	11/05/2018	02/04/2019	$	(3,251)	$(3,264)
GRE	2.540	11/13/2018	02/13/2019		(1,716)	(1,722)
IND	0.830	10/04/2018	01/15/2019	GBP	(1,868)	(2,386)
	2.550	11/14/2018	01/14/2019	$	(2,545)	(2,554)
	2.570	11/20/2018	01/22/2019		(2,042)	(2,048)
	2.610	12/10/2018	03/08/2019		(2,993)	(2,998)
SCX	(0.450)	10/18/2018	01/22/2019	EUR	(3,182)	(3,642)

Total Reverse Repurchase Agreements						$(18,614)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)		Payable for Sale-Buyback Transactions
TDM	1.970%	12/10/2018	01/07/2019	CAD	(588)	$(439)

Total Sale-Buyback Transactions						$(439)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
Canada (0.7)%
Sovereign Issues (0.7)%
Canada Government Bond	2.750%	12/01/2048	CAD	1,800	$(1,502)	$(1,488)

Total Short Sales (0.7)%					$(1,502)	$(1,488)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(3,264)	$0	$0	$(3,264)	$3,351	$87
GRE	0	(1,722)	0	0	(1,722)	1,731	9
IND	0	(9,986)	0	0	(9,986)	9,915	(71)
SCX	0	(3,642)	0	0	(3,642)	3,691	49

Master Securities Forward Transaction Agreement
TDM	0	0	(439)	(1,488)	(1,927)	430	(1,497)

Total Borrowings and Other Financing Transactions	$0	$(18,614)	$(439)	$(1,488)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(6,028)	$0	$0	$(6,028)
U.S. Treasury Obligations	0	(4,602)	(7,984)	0	(12,586)

Total	$0	$(10,630)	$(7,984)	$0	$(18,614)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
Sovereign Issues	$0	$(439)	$0	$0	$(439)

Total	$0	$(439)	$0	$0	$(439)

Total Borrowings	$0	$(11,069)	$(7,984)	$0	$(19,053)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(19,053)

(j)	Securities with an aggregate market value of $19,688 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(10,677) at a weighted average interest rate of 1.391%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(2)	Payable for short sales includes $6 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$130.000	02/22/2019	17	$	17	$0	$1
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	131.000	02/22/2019	3		3	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	131.500	02/22/2019	116		116	1	2
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	104.000	02/22/2019	93		93	1	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	106.000	02/22/2019	59		59	1	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	106.500	02/22/2019	310		310	2	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March 2019 Futures	100.000	02/22/2019	36		36	0	0

Total Purchased Options						$5	$3

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
3-Month Euribor March Futures	03/2019	143	$	41,081	$2	$0	$(2)
90-Day Eurodollar March Futures	03/2019	924		224,740	81	0	0
Australia Government 3-Year Note March Futures	03/2019	240		18,969	68	24	0
Australia Government 10-Year Bond March Futures	03/2019	63		5,887	57	28	0
Call Options Strike @ EUR 159.000 on Euro-BTP Italy Government Bond March 2019 Futures	02/2019	46		1	0	0	0
Call Options Strike @ EUR 165.000 on Euro-OAT France Government 10-Year Bond March 2019 Futures	02/2019	312		4	0	0	0
Call Options Strike @ EUR 178.000 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	14		0	0	0	0
Euro-Bobl March Futures	03/2019	183		27,786	64	0	(6)
Euro-Buxl 30-Year Bond March Futures	03/2019	6		1,242	28	0	(6)
Put Options Strike @ EUR 127.250 on Euro-Bobl March 2019 Futures	02/2019	186		1	0	0	0
Put Options Strike @ EUR 128.500 on Euro-Bobl March 2019 Futures	02/2019	59		0	0	0	0
U.S. Treasury 5-Year Note March Futures	03/2019	462		52,986	559	115	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2019	36		5,784	301	21	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	342		53,914	50	3	(8)

					$1,210	$191	$(22)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
90-Day Eurodollar December Futures	12/2019	237	$	(57,680)	$(125)	$0	$(6)
90-Day Eurodollar December Futures	12/2020	285		(69,490)	(563)	0	(25)
90-Day Eurodollar March Futures	03/2020	402		(97,932)	(247)	0	(20)
Call Options Strike @ EUR 133.000 on Euro-Bobl March 2019 Futures	02/2019	28		(7)	(1)	1	0
Call Options Strike @ EUR 164.500 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	13		(10)	(3)	2	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
Canada Government 10-Year Bond March Futures	03/2019	4	$	(401)	$(12)	$0	$0
Euro-BTP Italy Government Bond March Futures	03/2019	93		(13,620)	(334)	0	(7)
Euro-Bund 10-Year Bond March Futures	03/2019	11		(2,061)	(14)	2	0
Euro-OAT France Government 10-Year Bond March Futures	03/2019	267		(46,132)	(215)	64	0
Put Options Strike @ EUR 131.250 on Euro-Bobl March 2019 Futures	02/2019	28		(2)	3	0	0
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	13		(3)	3	0	0
U.S. Treasury 10-Year Note March Futures	03/2019	111		(13,544)	(324)	0	(43)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	342		(53,833)	(108)	3	(16)
United Kingdom Long Gilt March Futures	03/2019	160		(25,119)	(168)	27	(82)

					$(2,108)	$99	$(199)

Total Futures Contracts					$(898)	$290	$(221)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Reference Entity										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.229%	EUR	200	$(6)	$2	$(4)	$0	$0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.283	$	700	(19)	9	(10)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.292	EUR	200	(4)	1	(3)	0	0

							$(29)	$12	$(17)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Reference Entity										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.442%	EUR	100	$2	$(1)	$1	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	1.450		100	(1)	1	0	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.843		200	(3)	6	3	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	2.005		400	(13)	(15)	(28)	0	(1)

							$(15)	$(9)	$(24)	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	1,200	$(88)	$62	$(26)	$0	$(2)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022	EUR	6,400	(199)	101	(98)	0	(13)
iTraxx Europe Senior 30 5-Year Index	(1.000)	Quarterly	12/20/2023		3,700	9	9	18	0	(13)

						$(278)	$172	$(106)	$0	$(28)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	2,231	$(9)	$(46)	$(55)	$2	$0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		1,400	(26)	(25)	(51)	1	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		8,600	(405)	3	(402)	6	0

						$(440)	$(68)	$(508)	$9	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$	3,400	$0	$1	$1	$0	$0
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		12,800	0	(2)	(2)	0	(1)
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		2,900	0	3	3	0	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		2,000	0	3	3	0	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		10,400	1	9	10	1	0
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		6,300	0	0	0	0	0

						$1	$14	$15	$1	$(1)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025	$	500	$0	$(13)	$(13)	$0	$(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		1,500	1	(41)	(40)	0	(4)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		400	0	(11)	(11)	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		500	0	(14)	(14)	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		500	0	(15)	(15)	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		900	0	(26)	(26)	0	(2)
Pay	1-Year BRL-CDI	6.930	Maturity	01/02/2020	BRL	400	(1)	2	1	0	0
Pay	3-Month CAD-Bank Bill	2.300	Semi-Annual	07/16/2020	CAD	12,800	(20)	40	20	2	0
Receive	3-Month CAD-Bank Bill	1.850	Semi-Annual	09/15/2027		7,200	299	(55)	244	0	(6)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,900	(23)	44	21	0	(10)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	600	(4)	7	3	1	0
Pay(6)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2020	$	328,700	19	777	796	11	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		16,200	317	(84)	233	1	0
Receive(6)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2021		328,700	4	(1,111)	(1,107)	0	(45)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		11,800	85	60	145	0	(18)
Pay(6)	3-Month USD-LIBOR	2.970	Semi-Annual	05/31/2023		12,100	7	192	199	22	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		4,400	179	(72)	107	0	(8)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		1,300	53	(21)	32	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		17,900	(377)	1,075	698	0	(35)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		14,200	(534)	310	(224)	52	0
Pay	3-Month USD-LIBOR	3.200	Semi-Annual	10/11/2028		1,400	(5)	66	61	5	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		3,500	(45)	(41)	(86)	0	(15)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		2,300	(25)	79	54	0	(13)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,400	156	(51)	105	0	(8)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		7,600	205	(422)	(217)	0	(45)
Receive(6)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		400	(3)	(4)	(7)	0	(3)
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		1,800	(15)	(18)	(33)	0	(11)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	7,100	1	(8)	(7)	1	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	03/20/2021	EUR	1,900	1	5	6	0	0
Pay	6-Month EUR-EURIBOR	2.500	Annual	03/21/2023		14,000	1,491	500	1,991	8	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024		4,000	11	48	59	3	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	06/19/2024		24,100	127	143	270	21	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		1,150	(7)	26	19	2	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		15,700	61	111	172	24	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		8,950	212	(500)	(288)	0	(8)
Pay(6)	6-Month GBP-LIBOR	1.250	Annual	09/18/2020	GBP	21,300	(1)	34	33	0	(2)
Pay(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020		16,400	47	22	69	1	0
Pay(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/20/2021		8,400	(57)	17	(40)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	09/16/2021		21,300	(12)	(56)	(68)	0	(9)
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		16,400	(7)	(41)	(48)	0	(9)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024		2,800	(2)	(30)	(32)	0	(5)
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		4,000	(74)	101	27	19	0
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		900	(6)	(53)	(59)	0	(10)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/17/2021	JPY	370,000	(69)	19	(50)	0	0
Pay(6)	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024		1,700,000	(50)	106	56	2	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		340,000	(7)	(41)	(48)	0	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		1,240,000	(30)	(231)	(261)	0	(4)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		928,000	(69)	(150)	(219)	0	(4)
Pay	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		20,000	19	5	24	0	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		550,616	72	(272)	(200)	0	(5)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		220,000	(339)	(79)	(418)	0	(2)
Pay	28-Day MXN-TIIE	7.680	Lunar	12/29/2022	MXN	273,900	15	(450)	(435)	39	0
Pay	28-Day MXN-TIIE	7.740	Lunar	02/22/2027		6,300	1	(20)	(19)	2	0

							$1,601	$(141)	$1,460	$216	$(287)

Total Swap Agreements							$840	$(20)	$820	$226	$(317)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$3	$290	$226	$519	$0	$(221)	$(317)	$(538)

(l)

Securities with an aggregate market value of $756 and cash of $5,154 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	21

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019		$3,597	EUR	3,084	$0	$(13)

BOA	01/2019	ARS	2,166		$53	0	(3)
	01/2019	CAD	131		96	0	0
	01/2019	CHF	77		78	0	0
	01/2019	DKK	37,707		5,993	207	0
	01/2019	EUR	10,946		12,496	0	(54)
	01/2019	GBP	958		1,223	2	0
	01/2019		$1,710	CAD	2,268	0	(48)
	02/2019	EUR	395		$454	0	0
	02/2019	GBP	256		328	1	0
	02/2019	SEK	94,035		10,409	0	(238)
	02/2019		$11,064	NOK	93,742	0	(201)

BPS	01/2019	CHF	261		$265	0	(1)
	01/2019		$164	CAD	224	0	0
	01/2019		1,215	GBP	967	18	0
	01/2019		655	KRW	738,722	7	0
	01/2019		602	NZD	885	0	(8)
	01/2019		2,136	PLN	8,049	15	0
	02/2019	RON	6,655	EUR	1,423	0	0
	03/2019	KRW	738,722		$657	0	(8)
	03/2019		$171	KRW	191,537	1	0
	04/2019	CNH	3,793		$547	0	(5)
	04/2019		$1,098	CNH	7,576	4	0
	07/2019		518		3,546	0	(2)

BRC	01/2019	DKK	375		$58	0	0
	01/2019		$922	NOK	7,862	0	(13)
	02/2019	GBP	256		$328	1	0
	02/2019	JPY	48,200		436	0	(5)
	02/2019		$2,925	EUR	2,561	20	0
	02/2019		102	GBP	80	0	0
	02/2019		304	SEK	2,715	3	0

CBK	01/2019	BRL	2,247		$575	0	(4)
	01/2019	EUR	17,827		20,347	0	(92)
	01/2019	NZD	199		138	4	0
	01/2019		$580	BRL	2,247	0	0
	01/2019		1,940	CAD	2,552	0	(70)
	01/2019		5,596	DKK	36,654	29	0
	01/2019		5,936	RUB	393,380	0	(306)
	01/2019		607	SEK	5,461	9	0
	02/2019	CNH	3,970		$571	0	(7)
	02/2019	EUR	2,724		3,217	99	(14)
	02/2019	GBP	4,662		6,012	57	0
	02/2019		$8,708	AUD	12,081	0	(192)
	02/2019		11,317	CHF	11,292	217	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2019		$1,528	COP	4,826,687	$0	$(45)
	02/2019		226	EUR	198	2	0
	02/2019		12,486	JPY	1,412,895	445	0
	02/2019		370	NOK	3,205	2	0
	03/2019	KRW	4,373,235		$3,902	0	(35)
	04/2019	DKK	36,654		5,641	0	(29)
	05/2019	EUR	708		826	5	0
	06/2019	GBP	240		322	13	0
	06/2019		$7,692	EUR	6,611	0	(8)
	07/2019	CNH	3,776		$560	11	0
	07/2019		$517	CNH	3,546	0	(1)

DUB	01/2019	BRL	10,506		$2,716	6	0
	01/2019		$2,729	BRL	10,506	0	(18)
	01/2019		692	EUR	550	0	(61)
	02/2019	BRL	10,506		$2,723	18	0
	03/2019		1,006		263	5	0
	03/2019		$224	MXN	4,806	18	0
	04/2019	SEK	917	EUR	89	0	(1)

FBF	04/2019	EUR	177	SEK	1,815	2	0

GLM	01/2019	BRL	1,499		$390	3	0
	01/2019	CAD	812		607	12	0
	01/2019	CHF	904		914	0	(6)
	01/2019	EUR	3,613		4,111	0	(28)
	01/2019	NZD	442		304	7	0
	01/2019	SEK	2,695		299	0	(6)
	01/2019		$387	BRL	1,499	0	0
	01/2019		1,212	CAD	1,621	0	(24)
	01/2019		190	DKK	1,210	0	(4)
	01/2019		784	MXN	16,110	35	0
	01/2019		613	NOK	5,283	0	(2)
	02/2019	CHF	57		$58	0	(1)
	02/2019	CLP	531,591		764	0	(3)
	02/2019		$3,069	AUD	4,256	0	(69)
	02/2019		780	CLP	530,145	0	(15)
	02/2019		571	CNH	3,968	7	0
	02/2019		5,550	EUR	4,846	22	0
	03/2019	JPY	940,000		$8,369	0	(250)
	03/2019		$2,941	IDR	43,229,800	31	0

HUS	01/2019	BRL	5,172		$1,331	0	(3)
	01/2019	CAD	1,083		811	17	0
	01/2019	EUR	574		690	31	0
	01/2019	KRW	229,600		205	0	(1)
	01/2019	MXN	8,938		443	0	(11)
	01/2019		$13	ARS	519	0	0
	01/2019		1,217	AUD	1,686	0	(30)
	01/2019		1,335	BRL	5,171	0	0
	01/2019		922	CAD	1,221	0	(28)
	01/2019		290	GBP	230	3	0
	02/2019	AUD	2,052		$1,516	70	0
	02/2019	NOK	780		91	1	0
	02/2019		$683	AUD	902	0	(47)
	02/2019		1,642	EUR	1,429	3	(1)
	02/2019		290	NOK	2,505	0	0
	02/2019		427	SEK	3,840	8	0
	03/2019	BRL	338		$100	13	0
	03/2019		$678	KRW	758,953	5	0
	03/2019		100	MXN	1,970	0	(1)
	05/2019		851	EUR	705	0	(33)
	07/2019	CNH	24,486		$3,588	24	0
	07/2019		$3,721	CNH	25,541	0	(4)

IND	01/2019	MXN	11,913		$585	0	(21)
	01/2019		$8,756	NZD	12,871	0	(116)
	04/2019	CNH	927		$134	0	(1)

JPM	01/2019	AUD	2,526		1,814	35	0
	01/2019	CAD	809		594	2	0
	01/2019	CHF	1,176		1,187	0	(10)
	01/2019	EUR	1,032		1,177	0	(6)
	01/2019	GBP	714		902	0	(8)
	01/2019	KRW	509,122		455	0	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	23

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2019	NOK	10,335		$1,180	$0	$(15)
	01/2019		$319	ARS	12,384	6	0
	01/2019		888	AUD	1,261	0	0
	01/2019		598	EUR	526	5	0
	01/2019		6,552	MXN	125,238	0	(200)
	01/2019		302	NZD	450	0	0
	01/2019		39	RUB	2,619	0	(1)
	01/2019		1,813	SEK	16,364	34	0
	02/2019	NOK	700		$82	1	0
	03/2019	IDR	1,827,000		126	0	0
	07/2019	CNH	1,277		188	2	0
MSB	04/2019		$1,730	CNH	11,900	2	0
	07/2019	CNH	3,094		$453	2	0
MYI	01/2019	AUD	422		304	6	0
	01/2019	EUR	8,219		9,400	0	(27)
	01/2019	JPY	137,063		1,216	0	(35)
	01/2019	NZD	2,206		1,509	28	0
	01/2019	SEK	10,981		1,212	0	(27)
	02/2019	JPY	165,600		1,494	0	(21)
	02/2019		$1,519	AUD	2,122	0	(23)
	06/2021		15	EUR	12	0	(1)
NGF	04/2019	CNH	1,140		$165	0	(1)
RBC	01/2019	EUR	1,000		1,139	0	(9)
	01/2019		$439	CAD	585	0	(10)
	02/2019	AUD	215		$156	5	0
	02/2019	GBP	364		471	6	0
RYL	01/2019	NZD	218		150	4	0
	02/2019	CHF	315		319	0	(3)
	04/2019	SEK	1,288	EUR	124	0	(3)
SCX	01/2019		$3,118	GBP	2,439	0	(8)
	01/2019		305	JPY	34,370	8	0
	02/2019	EUR	365		$417	0	(3)
	02/2019		$456	AUD	624	0	(16)
	04/2019	CNH	6,116		$880	0	(10)
	04/2019	NGN	332,325		875	0	(10)
	04/2019		$1,184	CNH	8,167	4	0
SSB	02/2019	EUR	11,704		$13,264	0	(194)
	02/2019		$89	GBP	70	0	0
	02/2019		311	NOK	2,650	0	(4)
	03/2019	TWD	24,853		$813	0	(6)
TOR	02/2019		$46	EUR	40	0	0
UAG	01/2019	EUR	17,673		$20,158	0	(105)
	01/2019	NOK	116		14	0	0
	02/2019		790		94	2	0
	02/2019		$7,405	GBP	5,709	0	(112)

Total Forward Foreign Currency Contracts						$1,665	$(3,056)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Put - OTC AUD versus USD	$	0.630	01/18/2019	AUD	5,000	$0	$0
	Put - OTC GBP versus USD		1.050	01/18/2019	GBP	2,700	0	0
BRC	Call - OTC EUR versus USD		1.308	09/22/2021	EUR	200	12	8
	Put - OTC EUR versus USD		1.308	09/22/2021		200	15	20
GLM	Call - OTC USD versus CNH	CNH	7.110	02/11/2019	$	1,200	6	1
HUS	Put - OTC AUD versus USD	$	0.670	01/03/2019	AUD	10,200	1	0
	Call - OTC USD versus CAD	CAD	1.415	01/04/2019	$	2,600	0	0
	Call - OTC USD versus JPY	JPY	117.750	01/10/2019		4,400	1	0
MSB	Call - OTC EUR versus USD	$	1.291	06/24/2021	EUR	178	11	7
	Put - OTC EUR versus USD		1.291	06/24/2021		178	13	17

Total Purchased Options							$59	$53

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900%	01/16/2019		$300	$0	$0
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		400	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		500	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	03/20/2019		600	(1)	(2)
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		400	(1)	(1)
BRC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		500	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		300	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		200	0	0
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	01/16/2019		600	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		2,400	(2)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		800	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		200	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	03/20/2019		200	0	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		400	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		400	0	(1)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		400	0	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		500	(1)	(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	EUR	500	(1)	(1)
JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		$400	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		700	(1)	(1)
MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		400	(1)	(1)

							$ (16)	$(19)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC GBP versus USD	$	1.315	06/14/2019	GBP	684	$(22)	$(41)
	Call - OTC GBP versus USD		1.440	06/14/2019		690	(10)	(3)
GLM	Put - OTC USD versus CNH	CNH	6.840	02/11/2019	$	1,200	(6)	(7)

							$(38)	$(51)

Total Written Options							$(54)	$(70)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.154%	$	100	$(3)	$0	$0	$(3)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.154		1,000	(36)	7	0	(29)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.346		800	(20)	(2)	0	(22)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.614		300	(6)	1	0	(5)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.154		800	(28)	5	0	(23)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.346		900	(23)	(2)	0	(25)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.154		400	(14)	2	0	(12)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.614		700	(13)	1	0	(12)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.154		700	(24)	4	0	(20)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.346		300	(7)	(1)	0	(8)
JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.346		400	(10)	(1)	0	(11)

								$(184)	$14	$0	$(170)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	2.113%	$	100	$(5)	$1	$0	$(4)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	25

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month EUR-LIBOR less 0.27% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR	1,300	$1,474	$23	$(11)	$12	$0
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	300	366	0	10	10	0
GLM	Floating rate equal to 3-Month EUR-LIBOR less 0.283% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR	7,800	8,844	131	(57)	74	0
	Floating rate equal to 3-Month EUR-LIBOR less 0.299% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		6,800	7,710	149	(85)	64	0
MYC	Floating rate equal to 3-Month EUR-LIBOR less 0.27% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		10,200	11,566	182	(85)	97	0
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	600	732	18	3	21	0
TOR	Floating rate equal to 3-Month EUR-LIBOR less 0.265% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR	10,400	11,792	165	(66)	99	0

								$668	$(291)	$377	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	1-Year ILS-TELBOR	0.370%	Annual	06/20/2020	ILS	7,500	$0	$4	$4	$0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,600	0	(1)	0	(1)
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020		30,100	0	17	17	0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		6,500	0	(13)	0	(13)
DUB	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020		16,500	0	6	6	0
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028		3,500	0	6	6	0
GLM	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		14,800	0	7	7	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		15,400	1	8	9	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		3,200	0	(5)	0	(5)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		3,300	0	(3)	0	(3)
HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		5,100	0	3	3	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,100	0	(1)	0	(1)
JPM	Receive	3-Month KRW-KORIBOR	2.005	Quarterly	07/10/2027	KRW	2,520,100	0	(38)	0	(38)
SOG	Receive	3-Month KRW-KORIBOR	2.025	Quarterly	07/10/2027		5,588,900	71	(164)	0	(93)

								$72	$ (174)	$52	$(154)

Total Swap Agreements								$551	$(450)	$429	$(328)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$0	$0	$0	$0	$(13)	$0	$0	$(13)	$(13)	$0	$(13)
BOA	210	0	4	214	(544)	(4)	(4)	(552)	(338)	273	(65)
BPS	45	0	0	45	(24)	(1)	(51)	(76)	(31)	0	(31)
BRC	24	28	17	69	(18)	(1)	(66)	(85)	(16)	0	(16)
CBK	893	0	12	905	(803)	(51)	(12)	(866)	39	0	39
DUB	47	0	22	69	(80)	0	0	(80)	(11)	0	(11)
FBF	2	0	0	2	0	0	0	0	2	0	2
GLM	117	1	154	272	(408)	(7)	(8)	(423)	(151)	289	138
GST	0	0	0	0	0	(3)	(32)	(35)	(35)	0	(35)
HUS	175	0	3	178	(159)	0	(9)	(168)	10	0	10
IND	0	0	0	0	(138)	0	0	(138)	(138)	0	(138)
JPM	85	0	0	85	(241)	(2)	(53)	(296)	(211)	234	23
MSB	4	24	0	28	0	0	0	0	28	0	28
MYC	0	0	97	97	0	(1)	0	(1)	96	0	96
MYI	34	0	0	34	(134)	0	0	(134)	(100)	133	33
NGF	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
RBC	11	0	0	11	(19)	0	0	(19)	(8)	0	(8)
RYL	4	0	21	25	(6)	0	0	(6)	19	(10)	9
SCX	12	0	0	12	(47)	0	0	(47)	(35)	0	(35)
SOG	0	0	0	0	0	0	(93)	(93)	(93)	0	(93)
SSB	0	0	0	0	(204)	0	0	(204)	(204)	0	(204)
TOR	0	0	99	99	0	0	0	0	99	0	99
UAG	2	0	0	2	(217)	0	0	(217)	(215)	129	(86)

Total Over the Counter	$1,665	$53	$429	$2,147	$(3,056)	$(70)	$(328)	$(3,454)

(n)

Securities with an aggregate market value of $1,058 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	27

Schedule of Investments PIMCO Global Bond Opportunities Portfolio (Unhedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	290	290
Swap Agreements	0	9	0	0	217	226

	$0	$9	$0	$0	$510	$519

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,665	$0	$1,665
Purchased Options	0	0	0	53	0	53
Swap Agreements	0	0	0	377	52	429

	$0	$0	$0	$2,095	$52	$2,147

	$0	$9	$0	$2,095	$562	$2,666

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$221	$221
Swap Agreements	0	29	0	0	288	317

	$0	$29	$0	$0	$509	$538

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,056	$0	$3,056
Written Options	0	19	0	51	0	70
Swap Agreements	0	174	0	0	154	328

	$0	$193	$0	$3,107	$154	$3,454

	$0	$222	$0	$3,107	$663	$3,992

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Written Options	0	0	0	0	41	41
Futures	0	0	0	0	(2,677)	(2,677)
Swap Agreements	0	(613)	0	0	3,108	2,495

	$0	$(613)	$0	$0	$475	$(138)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,067)	$0	$(3,067)
Purchased Options	0	0	0	3	(68)	(65)
Written Options	0	31	0	429	16	476
Swap Agreements	0	(1)	0	2,905	(16)	2,888

	$0	$30	$0	$270	$(68)	$232

	$0	$(583)	$0	$270	$407	$94

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Written Options	0	0	0	0	(13)	(13)
Futures	0	0	0	0	(696)	(696)
Swap Agreements	0	140	0	0	(1,613)	(1,473)

	$0	$140	$0	$0	$(2,327)	$(2,187)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(903)	$0	$(903)
Purchased Options	0	0	0	9	65	74
Written Options	0	(3)	0	(71)	(8)	(82)
Swap Agreements	0	(24)	0	(2,368)	(245)	(2,637)

	$0	$(27)	$0	$(3,333)	$(188)	$(3,548)

	$0	$113	$0	$(3,333)	$(2,515)	$(5,735)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$253	$0	$253
Australia
Corporate Bonds & Notes	0	597	0	597
Non-Agency Mortgage-Backed Securities	0	300	0	300
Sovereign Issues	0	611	0	611
Bermuda
Asset-Backed Securities	0	0	1,657	1,657
Brazil
Corporate Bonds & Notes	0	1,758	0	1,758
Canada
Corporate Bonds & Notes	0	3,903	0	3,903
Non-Agency Mortgage-Backed Securities	0	766	0	766
Sovereign Issues	0	5,068	0	5,068
Cayman Islands
Asset-Backed Securities	0	4,257	0	4,257
Corporate Bonds & Notes	0	1,183	0	1,183
Denmark
Corporate Bonds & Notes	0	6,788	0	6,788
France
Corporate Bonds & Notes	0	2,126	0	2,126
Sovereign Issues	0	7,151	0	7,151
Germany
Corporate Bonds & Notes	0	2,003	0	2,003
Guernsey, Channel Islands
Corporate Bonds & Notes	0	808	0	808
Indonesia
Corporate Bonds & Notes	0	203	0	203
Ireland
Asset-Backed Securities	0	1,282	0	1,282
Corporate Bonds & Notes	0	592	0	592
Sovereign Issues	0	599	0	599
Israel
Sovereign Issues	0	393	0	393
Italy
Corporate Bonds & Notes	0	764	0	764
Sovereign Issues	0	1,255	0	1,255
Japan
Corporate Bonds & Notes	0	1,825	0	1,825
Sovereign Issues	0	3,462	0	3,462
Kuwait
Sovereign Issues	0	1,595	0	1,595
Lithuania
Sovereign Issues	0	424	0	424
Luxembourg
Corporate Bonds & Notes	0	1,804	0	1,804
Netherlands
Asset-Backed Securities	0	912	0	912
Corporate Bonds & Notes	0	6,401	0	6,401
Norway
Corporate Bonds & Notes	0	591	0	591
Sovereign Issues	0	197	0	197
Peru
Sovereign Issues	0	4,514	0	4,514
Portugal
Corporate Bonds & Notes	0	133	0	133
Qatar
Sovereign Issues	0	2,664	0	2,664
Saudi Arabia
Sovereign Issues	0	4,078	0	4,078
Singapore
Corporate Bonds & Notes	0	390	0	390
Slovenia
Sovereign Issues	0	1,102	0	1,102

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
South Korea
Corporate Bonds & Notes	$0	$196	$0	$196
Spain
Corporate Bonds & Notes	0	432	0	432
Sovereign Issues	0	5,086	0	5,086
Supranational
Corporate Bonds & Notes	0	1,033	0	1,033
Sweden
Corporate Bonds & Notes	0	11,008	0	11,008
Switzerland
Corporate Bonds & Notes	0	1,993	0	1,993
Sovereign Issues	0	151	0	151
United Arab Emirates
Sovereign Issues	0	1,160	0	1,160
United Kingdom
Corporate Bonds & Notes	0	10,937	0	10,937
Non-Agency Mortgage-Backed Securities	0	4,240	0	4,240
Preferred Securities	0	242	0	242
Sovereign Issues	0	2,401	0	2,401
United States
Asset-Backed Securities	0	7,366	0	7,366
Corporate Bonds & Notes	0	29,655	0	29,655
Loan Participations and Assignments	0	745	0	745
Municipal Bonds & Notes	0	2,018	0	2,018
Non-Agency Mortgage-Backed Securities	0	12,013	0	12,013
U.S. Government Agencies	0	44,868	0	44,868
U.S. Treasury Obligations	0	15,695	0	15,695
Short-Term Instruments
Argentina Treasury Bills	0	167	0	167
France Treasury Bills	0	11,690	0	11,690
Japan Treasury Bills	0	8,578	0	8,578
Netherlands Treasury Bills	0	1,147	0	1,147
Nigeria Treasury Bills	0	931	0	931

	$0	$246,504	$1,657	$248,161

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,385	$0	$0	$3,385

Total Investments	$3,385	$246,504	$1,657	$251,546

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(1,488)	$0	$(1,488)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	290	229	0	519
Over the counter	0	2,147	0	2,147

	$290	$2,376	$0	$2,666

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(221)	(317)	0	(538)
Over the counter	0	(3,454)	0	(3,454)

	$(221)	$(3,771)	$0	$(3,992)

Total Financial Derivative Instruments	$69	$(1,395)	$0	$(1,326)

Totals	$3,454	$243,621	$1,657	$248,732

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Bond Opportunities Portfolio (Unhedged), (formerly the PIMCO Global Bond Portfolio (Unhedged)) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely

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to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and

ANNUAL REPORT	DECEMBER 31, 2018	31

Notes to Financial Statements (Cont.)

interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at

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fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV,

such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

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Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared

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swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,307	$95	$0	$0	$(30)	$3,372	$91	$4

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$4,818	$92,765	$(97,570)	$2	$(2)	$13	$65	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a

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Notes to Financial Statements (Cont.)

loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2018 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities.

Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.”

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The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire

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Notes to Financial Statements (Cont.)

are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of

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Notes to Financial Statements (Cont.)

Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise.

To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is

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less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets,

ANNUAL REPORT	DECEMBER 31, 2018	43

Notes to Financial Statements (Cont.)

differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of

ANNUAL REPORT	DECEMBER 31, 2018	45

Notes to Financial Statements (Cont.)

various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$529,393	$539,194	$58,038	$74,103

†	A zero balance may reflect actual amounts rounding to less than one thousand.

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	150	$1,805	132	$1,592

Administrative Class	2,204	26,588	2,627	31,692

Advisor Class	233	2,821	576	6,981
Issued as reinvestment of distributions

Institutional Class	62	692	17	211

Administrative Class	1,077	12,071	324	3,951

Advisor Class	152	1,707	46	557
Cost of shares redeemed

Institutional Class	(159)	(1,911)	(130)	(1,579)

Administrative Class	(4,177)	(50,215)	(3,946)	(47,698)

Advisor Class	(590)	(7,059)	(936)	(11,303)

Net increase (decrease) resulting from Portfolio share transactions	(1,048)	$(13,501)	(1,290)	$(15,596)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 63% of the Portfolio. One of the shareholders is a related party and comprises 28% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it. The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2018	47

Notes to Financial Statements (Cont.)

December 31, 2018

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Global Bond Opportunities Portfolio (Unhedged)	$0	$0	$(1,898)	$0	$(2,348)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Bond Opportunities Portfolio (Unhedged)	$571	$1,777

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Global Bond Opportunities Portfolio (Unhedged)	$250,634	$13,535	$(15,493)	$(1,958)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, convertible preferred securities, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Bond Opportunities Portfolio (Unhedged)	$13,075	$587	$809	$4,719	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

48	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Bond Opportunities Portfolio (Unhedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Global Bond Opportunities Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2018	49

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GRE	RBS Securities, Inc.	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BOM	Bank of Montreal	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar
AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	ILS	Israeli Shekel	RON	Romanian New Leu
CHF	Swiss Franc	JPY	Japanese Yen	RUB	Russian Ruble
CLP	Chilean Peso	KRW	South Korean Won	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	TWD	Taiwanese Dollar
COP	Colombian Peso	NGN	Nigerian Naira	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	US0001M	1 Month USD Swap Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali	JIBAR	Johannesburg Interbank Agreed Rate	OIS	Overnight Index Swap
CDI	Brazil Interbank Deposit Rate	KORIBOR	Korea Interbank Offered Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

50	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Global Bond Opportunities Portfolio (Unhedged)	0.00%	1.18%	$9,027	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

ANNUAL REPORT	DECEMBER 31, 2018	51

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2018	53

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

54	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

ANNUAL REPORT	DECEMBER 31, 2018	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

ANNUAL REPORT	DECEMBER 31, 2018	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

ANNUAL REPORT	DECEMBER 31, 2018	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

60	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT08AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO Global Core Bond (Hedged) Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Core Bond (Hedged) Portfolio	05/02/11	—	05/02/11	—	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO Global Core Bond (Hedged) Portfolio

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 12/31/2018†§

United States‡	48.9%

United Kingdom	8.0%

Canada	4.3%

Japan	3.9%

Sweden	3.3%

Netherlands	3.0%

Cayman Islands	2.7%

France	2.7%

Denmark	2.2%

Spain	1.9%

Saudi Arabia	1.6%

Italy	1.4%

Qatar	1.0%

Others	5.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	Inception≈
PIMCO Global Core Bond (Hedged) Portfolio Administrative Class	1.05%	1.03%	0.92%
Bloomberg Barclays Global Aggregate (USD Hedged) Index±	1.76%	3.44%	3.57%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

± Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.76% for Administrative Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Core Bond (Hedged) Portfolio seeks total return which exceeds that of its benchmark by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.
Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly a combination of curve positioning and yield advantage, contributed to performance, as rates rose across the yield curve.

»	Overweight exposure to German and core eurozone duration contributed to performance relative to the benchmark.

»	Underweight exposure to investment grade corporate credit contributed to relative performance, as spreads widened.

»

Long exposure to a basket of emerging market currencies detracted from relative performance, as the MSCI Emerging Markets Currency index, which generally captures the overall performance of emerging market currencies, declined relative to the U.S. dollar.

»	Underweight exposure to duration in Japan detracted from performance, as rates fell.

»

Holdings of sovereign emerging market external debt detracted from relative performance, as the JP Morgan Emerging Market Bond Index, which generally tracks the total return of emerging market external debt, fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Core Bond (Hedged) Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,005.90	$3.99	$1,000.00	$1,021.22	$4.02	0.79%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO Global Core Bond (Hedged) Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Loss	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

12/31/2018	$9.47	$0.18	$(0.08)	$0.10	$(0.16)	$0.00	$0.00	$(0.16)

12/31/2017	9.21	0.15	0.24	0.39	(0.13)	0.00	0.00	(0.13)

12/31/2016	8.77	0.21	0.38	0.59	(0.15)	0.00	0.00	(0.15)

12/31/2015	9.42	0.14	(0.61)	(0.47)	0.00	0.00	(0.18)	(0.18)

12/31/2014	9.75	0.16	(0.30)	(0.14)	(0.19)	0.00	0.00	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25% and the Portfolio’s supervisory and administrative fee was decreased by 0.04% to an annual rate of 0.31%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.41	1.05%	$110,302	0.76%		0.76%		0.71%		0.71%		1.87%	327%

9.47	4.29	107,869	0.76		0.76		0.71		0.71		1.61	292

9.21	6.78	107,052	0.91	(c)	0.91	(c)	0.86	(c)	0.86	(c)	2.31	342

8.77	(5.03)	214,181	0.90		0.90		0.90		0.90		1.50	256

9.42	(1.49)	218,872	0.90		0.90		0.90		0.90		1.59	145

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities*	$139,305
Investments in Affiliates	4,231
Financial Derivative Instruments
Exchange-traded or centrally cleared	144
Over the counter	726
Cash	2
Deposits with counterparty	1,701
Foreign currency, at value	510
Receivable for investments sold	5,116
Receivable for TBA investments sold	7,903
Interest and/or dividends receivable	661
Dividends receivable from Affiliates	10
Total Assets	160,309

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,347
Payable for short sales	1,443
Financial Derivative Instruments
Exchange-traded or centrally cleared	187
Over the counter	957
Payable for investments purchased	4,392
Payable for investments in Affiliates purchased	10
Payable for TBA investments purchased	37,480
Deposits from counterparty	26
Payable for Portfolio shares redeemed	98
Accrued investment advisory fees	23
Accrued supervisory and administrative fees	29
Accrued servicing fees	14
Other liabilities	1
Total Liabilities	50,007

Net Assets	$110,302

Net Assets Consist of:

Paid in capital	$113,578
Distributable earnings (accumulated loss)	(3,276)

Net Assets	$110,302

Net Assets:

Administrative Class	$110,302

Shares Issued and Outstanding:

Administrative Class	11,728

Net Asset Value Per Share Outstanding:

Administrative Class	$9.41

Cost of investments in securities	$141,181
Cost of investments in Affiliates	$4,270
Cost of foreign currency held	$517
Proceeds received on short sales	$1,441
Cost or premiums of financial derivative instruments, net	$168

* Includes repurchase agreements of:	$976

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest	$2,827
Dividends	3
Dividends from Investments in Affiliates	167
Total Income	2,997

Expenses:

Investment advisory fees	284
Supervisory and administrative fees	353
Servicing fees - Administrative Class	171
Trustee fees	3
Interest expense	58
Miscellaneous expense	3
Total Expenses	872

Net Investment Income (Loss)	2,125

Net Realized Gain (Loss):

Investments in securities	(320)
Investments in Affiliates	(1)
Net capital gain distributions received from Affiliate investments	5
Exchange-traded or centrally cleared financial derivative instruments	267
Over the counter financial derivative instruments	2,772
Short sales	(7)
Foreign currency	(1,272)

Net Realized Gain (Loss)	1,444

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(3,599)
Investments in Affiliates	(36)
Exchange-traded or centrally cleared financial derivative instruments	(1)
Over the counter financial derivative instruments	128
Short sales	2
Foreign currency assets and liabilities	998

Net Change in Unrealized Appreciation (Depreciation)	(2,508)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,061

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,125	$1,690
Net realized gain (loss)	1,444	464
Net change in unrealized appreciation (depreciation)	(2,508)	2,306

Net Increase (Decrease) in Net Assets Resulting from Operations	1,061	4,460

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Administrative Class	(1,911)	(1,490)

Total Distributions(a)	(1,911)	(1,490)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	3,283	(2,153)

Total Increase (Decrease) in Net Assets	2,433	817

Net Assets:

Beginning of year	107,869	107,052
End of year	$110,302	$107,869

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.3%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	1,630	$42
50.950% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		105	3
59.257% (ARLLMONP) due 06/21/2020 ~(a)		2,810	80

Total Argentina (Cost $240)			125

AUSTRALIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		$400	383

Total Australia (Cost $401)			383

BRAZIL 0.6%

CORPORATE BONDS & NOTES 0.6%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2019 (e)(h)		$101	2

Petrobras Global Finance BV
6.125% due 01/17/2022		34	35
6.250% due 03/17/2024		400	407
7.375% due 01/17/2027		200	206

Total Brazil (Cost $648)			650

CANADA 5.6%

CORPORATE BONDS & NOTES 0.5%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$100	96

Enbridge, Inc.
3.488% (US0003M + 0.700%) due 06/15/2020 ~		100	100

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	100	114

HSBC Bank Canada
3.300% due 11/28/2021		$200	202

			512

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

Canadian Mortgage Pools
2.259% due 06/01/2020	CAD	162	119
2.459% due 07/01/2020		397	292
2.459% due 08/01/2020		120	88

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		96	70

			569

SOVEREIGN ISSUES 4.6%

Canada Housing Trust
2.400% due 12/15/2022		2,800	2,064

Canadian Government Real Return Bond
1.500% due 12/01/2044 (g)		116	100

Province of Alberta
1.250% due 06/01/2020		400	290
2.350% due 06/01/2025		600	431

Province of Ontario
2.400% due 06/02/2026		1,900	1,363
2.500% due 09/10/2021		$800	794

			5,042

Total Canada (Cost $6,458)			6,123

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 3.5%

ASSET-BACKED SECURITIES 3.0%

Avery Point CLO Ltd.
3.565% due 01/18/2025 •		$174	$174

B&M CLO Ltd.
3.166% due 04/16/2026 •		261	260

Cent CLO Ltd.
3.506% due 10/15/2026 •		300	298

Evans Grove CLO Ltd.
3.627% due 05/28/2028 •		100	99

Flagship Ltd.
3.589% due 01/20/2026 •		226	226

JMP Credit Advisors CLO Ltd.
3.299% due 01/17/2028 •		300	299

LCM LP
3.379% due 10/20/2027 •		300	299

Monarch Grove CLO
3.370% due 01/25/2028 •		300	297

Sudbury Mill CLO Ltd.
3.599% due 01/17/2026 •		407	407

TICP CLO Ltd.
3.309% due 04/20/2028 •		300	297

Venture CLO Ltd.
3.316% due 04/15/2027 •		100	99

Wellfleet CLO Ltd.
3.609% due 10/20/2027 •		300	300

Zais CLO Ltd.
3.586% due 04/15/2028 •		300	299

			3,354

CORPORATE BONDS & NOTES 0.5%

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		181	169

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (b)		675	180

Sands China Ltd.
5.400% due 08/08/2028		200	194

			543

Total Cayman Islands (Cost $4,267)			3,897

DENMARK 2.8%

CORPORATE BONDS & NOTES 2.8%

Jyske Realkredit A/S
1.500% due 10/01/2037	DKK	600	93
2.000% due 10/01/2047		1,204	186

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2037		400	62
2.000% due 10/01/2047		3,873	599
2.000% due 10/01/2050		1,278	196
2.500% due 10/01/2037		409	67
2.500% due 10/01/2047		1	0
3.000% due 10/01/2047		37	6

Nykredit Realkredit A/S
1.500% due 10/01/2037		500	77
2.000% due 10/01/2047		4,993	773
2.500% due 10/01/2036		93	15
2.500% due 10/01/2047		11	2

Realkredit Danmark A/S
2.000% due 10/01/2047		6,131	950
2.500% due 07/01/2036		375	61
2.500% due 07/01/2047		101	16

Total Denmark (Cost $2,981)			3,103

FRANCE 3.5%

CORPORATE BONDS & NOTES 2.2%

Altice France S.A.
7.375% due 05/01/2026		$300	276

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Agricole S.A.
3.507% (US0003M + 1.020%) due 04/24/2023 ~		$250	$246

Danone S.A.
3.000% due 06/15/2022		200	197

Dexia Credit Local S.A.
1.875% due 09/15/2021		900	877
2.250% due 02/18/2020		250	248
2.500% due 01/25/2021		400	398

Electricite de France S.A.
4.600% due 01/27/2020		200	203

			2,445

SOVEREIGN ISSUES 1.3%

France Government International Bond
2.000% due 05/25/2048	EUR	900	1,120
3.250% due 05/25/2045		200	315

			1,435

Total France (Cost $3,847)			3,880

GERMANY 0.8%

CORPORATE BONDS & NOTES 0.8%

Deutsche Bank AG
3.284% (US0003M + 0.815%) due 01/22/2021 ~		$200	191
3.766% (US0003M + 1.290%) due 02/04/2021 ~		150	146
4.250% due 10/14/2021		500	489

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	100	75

Total Germany (Cost $924)			901

IRELAND 0.8%

ASSET-BACKED SECURITIES 0.3%

Toro European CLO DAC
0.900% due 10/15/2030 •	EUR	300	342

CORPORATE BONDS & NOTES 0.5%

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		$300	303

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		200	195

			498

Total Ireland (Cost $855)			840

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.250% due 01/17/2028		$200	196

Total Israel (Cost $199)			196

ITALY 1.8%

CORPORATE BONDS & NOTES 1.0%

Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(h)(i)	EUR	200	219
7.750% due 01/11/2027 •(h)(i)		200	241

UniCredit SpA
7.830% due 12/04/2023		$350	366

Wind Tre SpA
3.125% due 01/20/2025	EUR	300	307

			1,133

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

F-E Mortgages SRL
0.019% due 12/15/2043 •		11	12

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.8%

Italy Buoni Poliennali Del Tesoro
2.500% due 11/15/2025	EUR	400	$464

Italy Government International Bond
6.000% due 08/04/2028	GBP	300	438

			902

Total Italy (Cost $2,314)			2,047

JAPAN 5.0%

CORPORATE BONDS & NOTES 0.8%

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		$200	198
3.455% due 03/02/2023		300	298

Mizuho Financial Group, Inc.
3.922% due 09/11/2024 •		300	303

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	100	116

			915

SOVEREIGN ISSUES 4.2%

Development Bank of Japan, Inc.
3.125% due 09/06/2023		$500	504

Japan Bank for International Cooperation
2.375% due 07/21/2022		200	197
3.250% due 07/20/2023		200	203

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		600	589

Japan Government International Bond
0.400% due 03/20/2036	JPY	210,000	1,921
0.500% due 09/20/2046		110,000	957

Tokyo Metropolitan Government
2.000% due 05/17/2021		$300	293

			4,664

Total Japan (Cost $5,819)			5,579

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
3.500% due 03/20/2027		$700	698

Total Kuwait (Cost $694)			698

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
6.125% due 03/09/2021		$200	212

Total Lithuania (Cost $211)			212

LUXEMBOURG 0.6%

CORPORATE BONDS & NOTES 0.6%

Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	286	309

Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019		$100	102

NORD/LB Luxembourg S.A. Covered Bond Bank
2.875% due 02/16/2021		200	199

Total Luxembourg (Cost $611)			610

NETHERLANDS 4.0%

ASSET-BACKED SECURITIES 0.7%

Babson Euro CLO BV
0.503% due 10/25/2029 •	EUR	250	284

Jubilee CLO BV
0.489% due 12/15/2029 •		400	454

			738

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 3.3%

British Transco International Finance BV
0.000% due 11/04/2021 (e)		$200	$179

Cooperatieve Rabobank UA
2.938% (US0003M + 0.430%) due 04/26/2021 ~		250	249
3.682% (US0003M + 0.860%) due 09/26/2023 ~		300	296
3.875% due 09/26/2023		300	301

Deutsche Telekom International Finance BV
2.820% due 01/19/2022		200	196

ING Bank NV
2.625% due 12/05/2022		1,500	1,478

Mylan NV
3.750% due 12/15/2020		100	100

NXP BV
4.125% due 06/15/2020		200	199

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	50	62

Syngenta Finance NV
3.698% due 04/24/2020		$200	199

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		100	99
3.250% due 04/15/2022	EUR	200	231

			3,589

Total Netherlands (Cost $4,365)			4,327

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$300	296

SOVEREIGN ISSUES 0.1%

Norway Government International Bond
3.750% due 05/25/2021	NOK	1,100	135

Total Norway (Cost $454)			431

POLAND 0.2%

SOVEREIGN ISSUES 0.2%

Poland Government International Bond
2.250% due 04/25/2022	PLN	900	244

Total Poland (Cost $226)			244

PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(c)	EUR	300	100

Total Portugal (Cost $338)			100

QATAR 1.3%

SOVEREIGN ISSUES 1.3%

Qatar Government International Bond
3.875% due 04/23/2023		$1,000	1,013
4.500% due 04/23/2028		400	418

Total Qatar (Cost $1,393)			1,431

SAUDI ARABIA 2.1%

SOVEREIGN ISSUES 2.1%

Saudi Government International Bond
2.375% due 10/26/2021		$1,000	965
2.875% due 03/04/2023		300	289
3.250% due 10/26/2026		200	188
4.000% due 04/17/2025		400	397
4.500% due 04/17/2030		500	498

Total Saudi Arabia (Cost $2,384)			2,337

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
2.750% due 09/18/2022		$200	$192

DBS Bank Ltd.
3.300% due 11/27/2021		100	101

Total Singapore (Cost $299)			293

SLOVENIA 0.2%

SOVEREIGN ISSUES 0.2%

Slovenia Government International Bond
4.125% due 02/18/2019		$200	200

Total Slovenia (Cost $200)			200

SPAIN 2.5%

CORPORATE BONDS & NOTES 0.9%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(h)(i)	EUR	200	228

Merlin Properties Socimi S.A.
2.225% due 04/25/2023		400	472

Telefonica Emisiones S.A.
5.134% due 04/27/2020		$300	306

			1,006

SOVEREIGN ISSUES 1.6%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	123
4.950% due 02/11/2020		400	477

Spain Government International Bond
1.400% due 07/30/2028		1,000	1,145

			1,745

Total Spain (Cost $2,817)			2,751

SWEDEN 4.3%

CORPORATE BONDS & NOTES 4.3%

Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	5,300	613
2.250% due 09/21/2022		5,000	600

Nordea Hypotek AB
1.000% due 04/08/2022		8,300	956

Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		2,000	234

Stadshypotek AB
1.500% due 12/15/2021		4,000	468
4.500% due 09/21/2022		7,000	908

Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		2,000	232
2.000% due 06/17/2026		1,000	119

Swedbank Hypotek AB
1.000% due 09/15/2021		1,800	208
1.000% due 06/15/2022		3,100	357

Total Sweden (Cost $4,647)			4,695

SWITZERLAND 1.0%

CORPORATE BONDS & NOTES 1.0%

UBS AG
2.200% due 06/08/2020		$200	197
2.450% due 12/01/2020		200	196
3.218% (US0003M + 0.480%) due 12/01/2020 ~		200	199
3.347% due 06/08/2020 •		300	300
5.125% due 05/15/2024 (i)		200	200

Total Switzerland (Cost $1,105)			1,092

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.4%

SOVEREIGN ISSUES 0.4%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$300	$292
3.125% due 10/11/2027		200	191

Total United Arab Emirates (Cost $498)			483

UNITED KINGDOM 10.4%

CORPORATE BONDS & NOTES 6.8%

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$500	519

Barclays PLC
4.046% (US0003M + 1.430%) due 02/15/2023 ~		300	289
4.610% due 02/15/2023 •		300	298
6.500% due 09/15/2019 •(h)(i)	EUR	200	224

British Telecommunications PLC
9.625% due 12/15/2030		$100	136

HSBC Holdings PLC
3.240% (US0003M + 0.600%) due 05/18/2021 ~		200	197
3.426% (US0003M + 0.650%) due 09/11/2021 ~		600	592
4.750% due 07/04/2029 •(h)(i)	EUR	200	208
5.875% due 09/28/2026 •(h)(i)	GBP	200	244
6.500% due 03/23/2028 •(h)(i)		$200	182

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	772
5.125% due 03/07/2025		400	606

Lloyds Banking Group PLC
7.000% due 06/27/2019 •(h)(i)		200	255

Natwest Markets PLC
0.625% due 03/02/2022	EUR	600	668

Royal Bank of Scotland Group PLC
4.372% (US0003M + 1.550%) due 06/25/2024 ~		$500	478
7.500% due 08/10/2020 •(h)(i)		200	198

Santander UK Group Holdings PLC
2.875% due 08/05/2021		300	290
4.750% due 09/15/2025		500	471
4.796% due 11/15/2024 •		300	298

Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	49	70

Virgin Media Secured Finance PLC
4.875% due 01/15/2027		100	120
5.000% due 04/15/2027		100	121

Virgin Money PLC
2.250% due 04/21/2020		200	255

			7,491

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%

Alba PLC
1.082% due 11/25/2042 •		367	439

Eurosail PLC
1.850% (BP0003M + 0.950%) due 06/13/2045 ~		506	645

Newgate Funding PLC
1.036% due 12/15/2050 •		149	188

Ripon Mortgages PLC
1.689% due 08/20/2056 •		333	423

RMAC Securities PLC
1.073% due 06/12/2044 •		287	341

Southern Pacific Financing PLC
1.087% due 06/10/2043 •		166	209

			2,245

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		250	45

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.6%

United Kingdom Gilt
3.500% due 01/22/2045	GBP	1,000	$1,713

Total United Kingdom (Cost $12,324)			11,494

UNITED STATES 59.8%

ASSET-BACKED SECURITIES 4.1%

Accredited Mortgage Loan Trust
2.636% due 02/25/2037 •		$17	17

Argent Securities Trust
2.656% due 07/25/2036 •		384	144
2.666% due 05/25/2036 •		668	234

Bear Stearns Asset-Backed Securities Trust
2.826% due 01/25/2047 •		149	149

Countrywide Asset-Backed Certificates
2.646% due 07/25/2037 ^•		222	193
2.646% due 07/25/2037 •		75	68
4.789% due 07/25/2036 ~		33	33

Countrywide Asset-Backed Certificates Trust
3.756% due 07/25/2035 •		700	694

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.816% due 03/25/2037 ^Ø		286	163

First Franklin Mortgage Loan Trust
3.781% due 07/25/2034 •		139	139

GSAA Home Equity Trust
2.956% due 08/25/2037 •		59	55

Home Equity Mortgage Loan Asset-Backed Trust
2.746% due 04/25/2037 •		301	226

MASTR Asset-Backed Securities Trust
2.716% due 05/25/2037 •		377	358

Morgan Stanley ABS Capital, Inc. Trust
2.736% due 10/25/2036 •		630	402

Morgan Stanley Mortgage Loan Trust
6.000% due 02/25/2037 ^~		33	30

New Century Home Equity Loan Trust
3.760% due 06/20/2031 ~		438	399

NovaStar Mortgage Funding Trust
2.636% due 03/25/2037 •		631	472

Option One Mortgage Loan Trust
2.646% due 03/25/2037 •		76	68

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 Ø		367	195

Soundview Home Loan Trust
2.756% due 11/25/2036 •		300	276

Structured Asset Investment Loan Trust
4.231% due 10/25/2034 •		232	228

Terwin Mortgage Trust
3.446% due 11/25/2033 •		6	5

			4,548

CORPORATE BONDS & NOTES 14.2%

Allergan Sales LLC
5.000% due 12/15/2021		200	206

American Honda Finance Corp.
2.932% (US0003M + 0.350%) due 11/05/2021 ~		100	99

American Tower Corp.
2.800% due 06/01/2020		100	99

Andeavor Logistics LP
5.500% due 10/15/2019		100	101

Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		500	487

AT&T, Inc.
1.800% due 09/05/2026	EUR	200	228
3.386% (US0003M + 0.950%) due 07/15/2021 ~		$400	399
3.488% (US0003M + 0.750%) due 06/01/2021 ~		200	199
3.956% (US0003M + 1.180%) due 06/12/2024 ~		200	194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		$100	$96

Bank of America Corp.
5.875% due 03/15/2028 •(h)		200	182

BAT Capital Corp.
3.204% due 08/14/2020 •		400	396
3.557% due 08/15/2027		100	89
4.390% due 08/15/2037		100	82

Bayer U.S. Finance LLC
3.452% (US0003M + 0.630%) due 06/25/2021 ~		200	197
4.250% due 12/15/2025		300	293

BMW U.S. Capital LLC
3.118% (US0003M + 0.500%) due 08/13/2021 ~		200	198

Broadcom Corp.
2.200% due 01/15/2021		100	97

Charter Communications Operating LLC
4.464% due 07/23/2022		500	505
6.384% due 10/23/2035		300	309

Citigroup, Inc.
3.696% (US0003M + 0.930%) due 06/07/2019 ~		600	601

Cleco Corporate Holdings LLC
3.743% due 05/01/2026		300	287

CNH Industrial Capital LLC
3.375% due 07/15/2019		100	99

Continental Resources, Inc.
4.375% due 01/15/2028		100	94

CVS Health Corp.
4.100% due 03/25/2025		100	99
5.050% due 03/25/2048		100	98

D.R. Horton, Inc.
4.375% due 09/15/2022		100	101

Dell International LLC
3.480% due 06/01/2019		300	299

Delta Air Lines, Inc.
3.625% due 03/15/2022		100	98

DISH DBS Corp.
5.125% due 05/01/2020		200	198

Dominion Energy Gas Holdings LLC
3.388% (US0003M + 0.600%) due 06/15/2021 ~		100	100

Energy Transfer Operating LP
4.650% due 06/01/2021		300	305

EQT Corp.
4.875% due 11/15/2021		200	204

Equinix, Inc.
2.875% due 03/15/2024	EUR	100	115

ERAC USA Finance LLC
2.350% due 10/15/2019		$200	199

Ford Motor Credit Co. LLC
3.305% (US0003M + 0.880%) due 10/12/2021 ~		300	288
5.750% due 02/01/2021		200	204

Fortune Brands Home & Security, Inc.
4.000% due 09/21/2023		100	99

GATX Corp.
3.302% (US0003M + 0.720%) due 11/05/2021 ~		400	396

General Mills, Inc.
2.976% (US0003M + 0.540%) due 04/16/2021 ~		100	98

General Motors Financial Co., Inc.
3.258% (US0003M + 0.850%) due 04/09/2021 ~		100	98

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		300	289

Harley-Davidson Financial Services, Inc.
3.647% (US0003M + 0.940%) due 03/02/2021 ~		100	100

Harris Corp.
3.000% (US0003M + 0.480%) due 04/30/2020 ~		100	100

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Lease Finance Corp.
8.250% due 12/15/2020	$300	$323

JPMorgan Chase & Co.
3.220% due 03/01/2025 •	100	97

JPMorgan Chase Bank N.A.
2.848% (US0003M + 0.340%) due 04/26/2021 ~	300	297

Komatsu Finance America, Inc.
2.437% due 09/11/2022	300	289

Kraft Heinz Foods Co.
3.188% (US0003M + 0.570%) due 02/10/2021 ~	100	99

McDonald’s Corp.
2.939% (US0003M + 0.430%) due 10/28/2021 ~	100	99

Morgan Stanley
3.168% (US0003M + 0.550%) due 02/10/2021 ~	100	99
3.737% due 04/24/2024 •	300	298

National Rural Utilities Cooperative Finance Corp.
3.178% (US0003M + 0.375%) due 06/30/2021 ~	200	199

Navient Corp.
4.875% due 06/17/2019	69	69

NextEra Energy Capital Holdings, Inc.
3.053% (US0003M + 0.315%) due 09/03/2019 ~	300	300
3.107% (US0003M + 0.400%) due 08/21/2020 ~	300	300

Northwell Healthcare, Inc.
4.260% due 11/01/2047	100	95

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	300	294

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021	100	96

Rio Oil Finance Trust
9.250% due 07/06/2024	325	348

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	100	103

Spectra Energy Partners LP
3.451% (US0003M + 0.700%) due 06/05/2020 ~	100	99

Spirit AeroSystems, Inc.
3.588% (US0003M + 0.800%) due 06/15/2021 ~	100	99

Springleaf Finance Corp.
6.000% due 06/01/2020	100	101

Sprint Capital Corp.
6.900% due 05/01/2019	100	101

United Technologies Corp.
3.350% due 08/16/2021	100	100

VEREIT Operating Partnership LP
4.875% due 06/01/2026	400	401

Verizon Communications, Inc.
2.625% due 08/15/2026	100	91
4.125% due 03/16/2027	100	100
4.329% due 09/21/2028	99	100

VMware, Inc.
2.300% due 08/21/2020	100	98

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	200	198
3.388% (US0003M + 0.770%) due 11/13/2020 ~	200	199
3.558% (US0003M + 0.940%) due 11/12/2021 ~	200	198
4.000% due 11/12/2021	200	201

Wells Fargo & Co.
3.000% due 04/22/2026	200	187
3.597% (US0003M + 1.110%) due 01/24/2023 ~	300	297

WRKCo, Inc.
3.750% due 03/15/2025	100	98

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	300	294

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 11/30/2021	$300	$297

		15,689

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
5.272% due 01/31/2025	99	93

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.9%

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	435	399

Banc of America Funding Trust
2.680% due 04/20/2047 ^•	137	123
6.000% due 07/25/2037 ^	98	91

BCAP LLC Trust
2.716% due 05/25/2047 •	190	174

Chase Mortgage Finance Trust
3.614% due 07/25/2037 ~	12	11
4.075% due 03/25/2037 ^~	75	74

Citigroup Mortgage Loan Trust
4.539% due 04/25/2037 ^~	67	58

Citigroup Mortgage Loan Trust, Inc.
4.053% due 08/25/2035 ^~	1,214	1,069

Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036 ^	60	46

Credit Suisse Mortgage Capital Certificates
4.035% due 02/26/2036 ~	19	18

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.656% due 02/25/2047 •	261	204

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.945% due 02/25/2036 ^Ø	94	90

GreenPoint Mortgage Funding Trust
2.966% due 06/25/2045 •	97	90

JPMorgan Alternative Loan Trust
3.866% due 12/25/2036 ~	38	43

Merrill Lynch Mortgage Investors Trust
3.677% due 03/25/2036 ^~	195	145

Morgan Stanley Mortgage Loan Trust
3.870% due 05/25/2036 ^~	106	83
4.499% due 09/25/2035 ^~	84	56

PHH Alternative Mortgage Trust
6.000% due 05/25/2037 ^	75	68

Prime Mortgage Trust
6.000% due 06/25/2036 ^	89	82

Residential Accredit Loans, Inc. Trust
2.636% due 02/25/2037 •	73	71

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	64	58

Structured Asset Mortgage Investments Trust
2.736% due 02/25/2036 •	29	28

Structured Asset Securities Corp.
2.786% due 01/25/2036 •	55	51

WaMu Mortgage Pass-Through Certificates Trust
3.994% due 09/25/2036 ~	37	37

		3,169

U.S. GOVERNMENT AGENCIES 30.5%

Fannie Mae
2.906% due 06/25/2036 •	10	11

Fannie Mae, TBA
3.500% due 01/01/2049 - 02/01/2049	18,900	18,898
4.000% due 01/01/2049	11,000	11,218

Freddie Mac
1.567% due 01/15/2038 ~(a)	201	11
2.649% due 01/15/2038 •	201	200
3.000% due 02/01/2046	739	721
3.500% due 11/01/2047 - 04/01/2048	984	984
4.360% due 09/01/2037 •	405	427

Ginnie Mae
3.094% due 09/20/2066 •	654	662

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.946% due 09/20/2066 ~		$448	$495

			33,627

U.S. TREASURY OBLIGATIONS 8.0%

U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2022		520	503
0.125% due 07/15/2024 (k)(m)		3,089	2,963
0.375% due 07/15/2025 (o)		213	206
0.500% due 01/15/2028 (k)		1,743	1,664
1.000% due 02/15/2048		410	390
1.375% due 02/15/2044		217	225
2.500% due 01/15/2029		236	268
3.875% due 04/15/2029		154	196

U.S. Treasury Notes
2.625% due 06/15/2021		200	201
2.875% due 04/30/2025 (k)		2,200	2,239

			8,855

Total United States (Cost $65,465)			65,981

SHORT-TERM INSTRUMENTS 12.9%

REPURCHASE AGREEMENTS (j) 0.9%
			976

ARGENTINA TREASURY BILLS 0.1%
(1.641)% due 01/31/2019 - 04/30/2019 (d)(e)	ARS	3,367	94

FRANCE TREASURY BILLS 6.8%
(0.632)% due 01/04/2019 - 01/16/2019 (d)(e)	EUR	6,500	7,449

JAPAN TREASURY BILLS 4.6%
(0.184)% due 01/09/2019 - 03/11/2019 (d)(e)	JPY	560,000	5,110

NETHERLANDS TREASURY BILLS 0.5%
(0.639)% due 01/31/2019 (e)(f)	EUR	500	573

Total Short-Term Instruments (Cost $14,197)			14,202

Total Investments in Securities (Cost $141,181)			139,305

		SHARES
INVESTMENTS IN AFFILIATES 3.8%

SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%

PIMCO Short Asset Portfolio		408,900	4,057

PIMCO Short-Term Floating NAV Portfolio III		17,569	174

Total Short-Term Instruments (Cost $4,270)			4,231

Total Investments in Affiliates (Cost $4,270)			4,231

Total Investments 130.1% (Cost $145,451)			$143,536

Financial Derivative Instruments (l)(n) (0.2)% (Cost or Premiums, net $168)			(274)

Other Assets and Liabilities, net (29.9)%			(32,960)

Net Assets 100.0%			$110,302

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Coupon represents a yield to maturity.

(g)	Principal amount of security is adjusted for inflation.

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$284	U.S. Treasury Notes 2.875% due 09/30/2023	$(291)	$284	$284
BPS	(0.600)	10/18/2018	10/17/2020	604	Spain Government International Bond 1.45% due 10/31/2027	(699)	692	691

Total Repurchase Agreements						$(990)	$976	$975

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	2.380%	10/10/2018	01/10/2019	$(3,514)	$(3,534)
GRE	2.750	12/27/2018	01/28/2019	(1,812)	(1,813)

Total Reverse Repurchase Agreements					$(5,347)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (0.7)%
Sovereign Issues (0.7)%
Canada Government Bond	2.750%	12/01/2048	CAD	900	$(751)	$(744)
Total Canada (Cost $(751))						(744)

Spain (0.6)%
Sovereign Issues (0.6)%
Spain Government International Bond	1.450%	10/31/2027	EUR	600	(690)	(699)
Total Spain (Cost $(690))						(699)

Total Short Sales (1.3)%					$(1,441)	$(1,443)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BSN	$0	$(3,534)	$0	$0	$(3,534)	$3,567	$33
FICC	284	0	0	0	284	(291)	(7)
BPS	691				691	(699)	(8)
GRE	0	(1,813)	0	0	(1,813)	1,869	56

Master Securities Forward Transaction Agreement
RYL	0	0	0	(699)	(699)	0	(699)
TOR	0	0	0	(744)	(744)	0	(744)

Total Borrowings and Other Financing Transactions	$975	$(5,347)	$0	$(1,443)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(5,347)	$0	$0	$(5,347)

Total Borrowings	$0	$(5,347)	$0	$0	$(5,347)

Payable for reverse repurchase agreements					$(5,347)

(k)	Securities with an aggregate market value of $5,436 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(3,224) at a weighted average interest rate of 0.984%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for short sales includes $5 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$110.500	02/22/2019	12	$12	$0	$0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	111.500	02/22/2019	3	3	0	0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	112.000	02/22/2019	1	1	0	0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	112.500	02/22/2019	33	33	1	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	106.000	02/22/2019	12	12	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	107.250	02/22/2019	18	18	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March 2019 Futures	119.000	02/22/2019	23	23	0	0

Total Purchased Options					$1	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2019	361	$87,804	$10	$0	$0
Australia Government 3-Year Note March Futures	03/2019	57	4,505	16	6	0
Australia Government 10-Year Bond March Futures	03/2019	6	561	6	3	0
Canada Government 10-Year Bond March Futures	03/2019	1	100	3	0	0
Euro-Bobl March Futures	03/2019	34	5,162	10	0	(1)
Euro-Bund 10-Year Bond March Futures	03/2019	4	750	9	0	(1)
Euro-Buxl 30-Year Bond March Futures	03/2019	3	621	14	0	(2)
Euro-Schatz March Futures	03/2019	12	1,539	1	0	0
Japan Government 10-Year Bond March Futures	03/2019	1	1,391	10	1	(1)
U.S. Treasury 5-Year Note March Futures	03/2019	83	9,519	152	21	0
U.S. Treasury 10-Year Note March Futures	03/2019	55	6,711	138	21	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2019	26	4,177	217	15	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	209	32,948	28	2	(5)

				$614	$69	$(10)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2019	47	$(11,439)	$(25)	$0	$(1)
90-Day Eurodollar December Futures	12/2020	154	(37,549)	(290)	0	(14)
90-Day Eurodollar March Futures	03/2020	160	(38,978)	(98)	0	(8)
Call Options Strike @ EUR 133.000 on Euro-Bobl March 2019 Futures	02/2019	15	(4)	(1)	1	0
Call Options Strike @ EUR 164.500 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	7	(5)	(2)	1	0
Euro-BTP Italy Government Bond March Futures	03/2019	15	(2,197)	(114)	0	(1)
Euro-OAT France Government 10-Year Bond March Futures	03/2019	70	(12,095)	(77)	17	0
Put Options Strike @ EUR 131.250 on Euro-Bobl March 2019 Futures	02/2019	15	(1)	2	0	0
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	7	(2)	2	0	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	209	(32,898)	(62)	1	(10)
United Kingdom Long Gilt March Futures	03/2019	49	(7,693)	(14)	8	(25)

				$(679)	$28	$(59)

Total Futures Contracts				$(65)	$97	$(69)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.229%	EUR	200	$(6)	$3	$(3)	$0	$0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.283	$	400	(11)	5	(6)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.292	EUR	300	(5)	0	(5)	0	0

							$(22)	$8	$(14)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Marks & Spencer PLC	1.000%	Quarterly	06/20/2023	2.238%	EUR	300	$(9)	$(9)	$(18)	$0	$(1)
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.843		200	(6)	9	3	0	0

							$(15)	$0	$(15)	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 26 5-Year Index	(1.000)%	Quarterly	12/20/2021	EUR	1,300	$(18)	$(6)	$(24)	$0	$(2)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		8,800	(249)	115	(134)	0	(17)
iTraxx Europe Senior 30 5-Year Index	(1.000)	Quarterly	12/20/2023		2,500	5	7	12	0	(9)

						$(262)	$116	$(146)	$0	$(28)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-30 5-Year Index	1.000%	Quarterly	12/20/2023	$	800	$(38)	$1	$(37)	$1	$0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023		2,500	46	(31)	15	1	0
iTraxx Europe Main 30 5-Year Index	1.000	Quarterly	12/20/2023	EUR	900	17	(11)	6	1	0

						$25	$(41)	$(16)	$3	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$	5,000	$0	$1	$1	$0	$0
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		6,900	0	(1)	(1)	0	(1)
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		1,200	0	1	1	0	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		900	0	1	1	0	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		4,700	0	5	5	1	0
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		3,600	0	0	0	0	0

						$0	$7	$7	$1	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025		$200	$0	$(5)	$(5)	$0	$(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		800	0	(21)	(21)	0	(2)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		300	0	(8)	(8)	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		200	0	(6)	(6)	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		300	0	(9)	(9)	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		400	0	(12)	(12)	0	(1)
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021	BRL	200	0	2	2	0	0
Pay	3-Month CAD-Bank Bill	2.300	Semi-Annual	07/16/2020	CAD	7,500	(11)	22	11	2	0
Receive	3-Month CAD-Bank Bill	2.200	Semi-Annual	06/16/2026		1,800	(47)	63	16	0	(1)
Receive	3-Month CAD-Bank Bill	1.850	Semi-Annual	09/15/2027		300	16	(6)	10	0	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		900	(9)	19	10	0	(5)
Pay(6)	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	950	1	2	3	0	0
Pay(6)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2020		$96,500	7	227	234	3	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		8,900	174	(46)	128	0	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		1,700	10	(12)	(2)	0	0
Receive(6)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2021		96,500	0	(325)	(325)	0	(13)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		1,000	(16)	24	8	2	0
Receive	3-Month USD-LIBOR	2.959	Semi-Annual	05/31/2025		500	0	(11)	(11)	0	(1)
Receive	3-Month USD-LIBOR	2.986	Semi-Annual	05/31/2025		500	0	(11)	(11)	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		700	(6)	52	46	0	(2)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,100	139	(60)	79	0	(8)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		200	(4)	9	5	1	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		2,900	(36)	(35)	(71)	0	(13)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		1,300	(39)	69	30	0	(7)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,100	120	(37)	83	0	(6)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		1,300	36	(73)	(37)	0	(8)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	2,900	1	(4)	(3)	0	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	03/20/2021	EUR	4,000	2	12	14	0	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024		8,700	24	104	128	7	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	06/19/2024		4,300	23	25	48	4	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		4,150	(22)	92	70	6	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		6,500	17	54	71	10	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		1,100	25	(60)	(35)	0	(1)
Pay(6)	6-Month GBP-LIBOR	1.250	Annual	09/18/2020	GBP	9,600	(1)	16	15	0	(1)
Pay(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020		8,100	23	11	34	0	0
Pay(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/20/2021		2,000	(13)	3	(10)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	09/16/2021		9,600	(6)	(24)	(30)	0	(4)
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		8,100	(4)	(20)	(24)	0	(4)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month GBP-LIBOR	1.500%	Semi-Annual	03/20/2024	GBP	1,600	$(1)	$(17)	$(18)	$0	$(3)
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		100	(1)	2	1	1	0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2029		600	5	(2)	3	3	0
Pay(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		200	1	12	13	2	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/18/2020	JPY	140,000	30	(43)	(13)	0	0
Pay(6)	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024		750,000	(22)	47	25	1	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		299,000	(22)	(49)	(71)	0	(1)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		143,969	19	(71)	(52)	0	(1)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		60,000	(189)	75	(114)	0	(1)
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023	MXN	6,700	(30)	(3)	(33)	1	0

							$194	$(28)	$166	$43	$(88)

Total Swap Agreements							$(80)	$62	$(18)	$47	$(118)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$97	$47	$144	$0	$(69)	$(118)	$(187)

(m)

Securities with an aggregate market value of $271 and cash of $1,701 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	CAD	6,976		$5,239	$128	$0
	01/2019	DKK	20,800		3,306	114	0
	01/2019	EUR	14,631		16,703	0	(71)
	01/2019	GBP	220		281	1	0
	01/2019	SEK	42,155		4,658	0	(101)
	01/2019		$20	ARS	812	1	0
	01/2019		3,059	DKK	20,095	25	0
	04/2019	DKK	20,095		$3,084	0	(25)

BPS	01/2019	BRL	158		41	0	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	21

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2019	CAD	75		$55	$0	$0
	01/2019	KRW	1,119		1	0	0
	01/2019		$41	BRL	158	0	0
	01/2019		247	GBP	197	4	0
	01/2019		242	KRW	273,104	3	0
	01/2019		122	NZD	179	0	(2)
	03/2019	KRW	273,104		$243	0	(3)
	04/2019	CNH	634		91	0	(1)
	04/2019		$220	CNH	1,515	1	0
	07/2019		225		1,529	0	(2)

BRC	01/2019		188	NOK	1,603	0	(3)
	02/2019	RON	289		$70	0	(1)

CBK	01/2019	BRL	1,053		270	0	(2)
	01/2019	EUR	9,625		10,986	0	(50)
	01/2019	GBP	119		152	0	0
	01/2019	JPY	23,700		214	0	(2)
	01/2019	MXN	861		42	0	(2)
	01/2019	NOK	355		41	0	0
	01/2019	SEK	3,450		384	0	(6)
	01/2019		$161	AUD	224	0	(3)
	01/2019		272	BRL	1,053	0	0
	01/2019		94	EUR	82	0	0
	01/2019		124	SEK	1,114	2	0
	02/2019	CNH	1,989		$286	0	(3)
	02/2019	EUR	403		510	47	0
	02/2019	JPY	70,000		624	0	(17)
	02/2019		$309	COP	987,390	0	(6)
	03/2019	KRW	892,968		$797	0	(7)
	05/2019	EUR	250		292	2	0
	06/2019	GBP	124		166	7	0
	06/2019		$6,499	EUR	5,573	0	(22)
	07/2019	CNH	769		$114	2	0
	07/2019		$83	CNH	570	0	0

DUB	01/2019	BRL	1,701		$440	2	0
	01/2019		$440	BRL	1,701	0	(1)
	01/2019		314	EUR	250	0	(27)
	02/2019	BRL	1,701		$439	1	0
	03/2019		605		158	3	0
	03/2019		$134	MXN	2,875	11	0
	04/2019	SEK	474	EUR	46	0	(1)

GLM	01/2019	BRL	4		$1	0	0
	01/2019	CAD	164		123	2	0
	01/2019	CHF	182		184	0	(1)
	01/2019	EUR	1,648		1,876	0	(13)
	01/2019	GBP	5,102		6,524	19	0
	01/2019	JPY	130,000		1,155	0	(32)
	01/2019	NZD	89		61	1	0
	01/2019	SEK	556		62	0	(1)
	01/2019		$537	AUD	748	0	(11)
	01/2019		1	BRL	4	0	0
	01/2019		245	CAD	328	0	(5)
	01/2019		121	DKK	770	0	(3)
	01/2019		366	EUR	320	1	0
	01/2019		111	GBP	88	1	0
	01/2019		158	MXN	3,240	7	0
	01/2019		319	NOK	2,757	0	0
	01/2019		455	SEK	4,090	7	0
	02/2019		2	CLP	1,156	0	0
	02/2019		286	CNH	1,987	3	0
	03/2019	JPY	310,000		$2,760	0	(83)
	03/2019		$105	KRW	116,160	0	0

HUS	01/2019	CAD	201		$150	3	0
	01/2019	DKK	165		25	0	0
	01/2019	EUR	261		314	14	0
	01/2019	GBP	66		83	0	(1)
	01/2019	JPY	10,000		89	0	(2)
	01/2019	KRW	85,120		76	0	0
	01/2019	NOK	1,180		137	1	0
	01/2019	PLN	890		242	4	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2019		$515	AUD	713	$0	$(13)
	01/2019		416	CAD	552	0	(12)
	01/2019		90	EUR	79	1	0
	01/2019		59	GBP	47	1	0
	03/2019	BRL	202		$60	8	0
	03/2019		$123	KRW	137,686	1	0
	03/2019		60	MXN	1,182	0	(1)
	04/2019		285	CNH	1,974	3	0
	05/2019		301	EUR	249	0	(12)
	07/2019	CNH	4,604		$675	5	0
	07/2019		$598	CNH	4,106	0	(1)

IND	01/2019	JPY	278,900		$2,460	0	(85)
	04/2019	CNH	693		100	0	(1)

JPM	01/2019	AUD	1,015		739	24	0
	01/2019	CAD	164		120	0	0
	01/2019	CHF	239		241	0	(2)
	01/2019	EUR	208		237	0	(1)
	01/2019	GBP	168		213	0	(2)
	01/2019	JPY	14,200		126	0	(4)
	01/2019	KRW	186,865		167	0	(1)
	01/2019	NOK	2,103		240	0	(3)
	01/2019		$3	ARS	131	0	0
	01/2019		180	AUD	256	0	0
	01/2019		278	EUR	243	1	0
	01/2019		115	GBP	92	2	0
	01/2019		461	MXN	9,403	16	0
	01/2019		61	NZD	91	0	0
	01/2019		368	SEK	3,318	7	0
	03/2019		80	KRW	89,580	1	0
	04/2019	EUR	90	SEK	923	1	0
	07/2019	CNH	303		$44	0	0

MSB	04/2019		$353	CNH	2,427	0	0
	07/2019	CNH	529		$77	0	0

MYI	01/2019	AUD	85		61	1	0
	01/2019	EUR	5,611		6,417	0	(18)
	01/2019	JPY	27,795		247	0	(7)
	01/2019	NZD	435		298	6	0
	01/2019	SEK	2,227		246	0	(5)
	06/2021		$8	EUR	6	0	0

NGF	04/2019	CNH	851		$123	0	(1)

RBC	01/2019	EUR	500		570	0	(4)

RYL	04/2019	SEK	655	EUR	63	0	(2)

SCX	01/2019	JPY	30,000		$266	0	(8)
	01/2019		$61	JPY	6,927	2	0
	04/2019	CNH	2,235		$322	0	(4)
	04/2019		$240	CNH	1,654	1	0

SOG	01/2019		543	RUB	35,956	0	(28)
	02/2019	RON	862	EUR	184	0	0
	02/2019		$88	RUB	5,888	0	(4)

SSB	03/2019	TWD	4,453		$146	0	(1)

UAG	01/2019	EUR	9,631		10,985	0	(57)
	01/2019	NOK	42		5	0	0

Total Forward Foreign Currency Contracts						$498	$(787)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price			Expiration Date	Notional Amount			Cost	Market Value
BRC	Call - OTC EUR versus USD	$		1.308	09/22/2021		EUR	100	$6	$4
	Put - OTC EUR versus USD			1.308	09/22/2021			100	7	10

GLM	Call - OTC USD versus CNH		CNH	7.110	02/11/2019	$		600	3	1

MSB	Call - OTC EUR versus USD	$		1.291	06/24/2021		EUR	92	6	3
	Put - OTC EUR versus USD			1.291	06/24/2021			92	7	8

Total Purchased Options									$29	$26

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	23

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900%	01/16/2019		$200	$0	$0
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		200	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		300	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	03/20/2019		300	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		200	0	0

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		200	0	0

BRC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		300	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		200	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		100	0	0

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	01/16/2019		200	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		1,300	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		400	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		100	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	03/20/2019		200	0	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		200	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		300	0	(1)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		200	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		300	(1)	(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	EUR	300	(1)	0

JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		$200	0	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		100	0	0

MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		300	(1)	(1)

							$(9)	$(10)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price			Expiration Date	Notional Amount			Premiums (Received)	Market Value
CBK	Put - OTC GBP versus USD	$		1.315	06/14/2019		GBP	354	$(11)	$(21)
	Call - OTC GBP versus USD			1.440	06/14/2019			357	(5)	(2)

GLM	Put - OTC USD versus CNH		CNH	6.840	02/11/2019	$		600	(4)	(3)

									$(20)	$(26)

Total Written Options									$(29)	$(36)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.154%	$500	$(18)	$4	$0	$(14)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	400	(10)	(1)	0	(11)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.614	200	(4)	1	0	(3)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.154	400	(14)	2	0	(12)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	500	(12)	(2)	0	(14)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.154	100	(3)	0	0	(3)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.614	300	(6)	1	0	(5)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.154	400	(14)	3	0	(11)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	200	(5)	(1)	0	(6)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	200	(5)	(1)	0	(6)

							$(91)	$6	$0	$(85)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
											Asset	Liability
JPM	AP Moller - Maersk	1.000%	Quarterly	06/20/2022	0.756%		EUR	200	$(1)	$3	$2	$0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.113	$		100	(5)	0	0	(5)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.227			100	(5)	0	0	(5)

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.227			100	(6)	1	0	(5)

									$(17)	$4	$2	$(15)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month EUR-LIBOR less 0.27% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR	700	$794	$13	$(6)	$7	$0

DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	200	244	0	7	7	0

GLM	Floating rate equal to 3-Month EUR-LIBOR less 0.283% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR	4,200	4,762	70	(30)	40	0
	Floating rate equal to 3-Month EUR-LIBOR less 0.299% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		3,600	4,082	79	(45)	34	0

MYC	Floating rate equal to 3-Month EUR-LIBOR less 0.27% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019		5,500	6,236	98	(46)	52	0

RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	200	244	6	1	7	0

TOR	Floating rate equal to 3-Month EUR-LIBOR less 0.265% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR	5,600	6,350	89	(36)	53	0

								$355	$(155)	$200	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	3-Month KRW-KORIBOR	2.030%	Quarterly	07/10/2027	KRW	1,063,600	$0	$(18)	$0	$(18)

CBK	Receive	3-Month KRW-KORIBOR	1.995	Quarterly	07/10/2027		1,105,500	0	(16)	0	(16)

								$0	$(34)	$0	$(34)

Total Swap Agreements								$247	$(179)	$202	$(134)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	25

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$269	$0	$0	$269	$(197)	$(3)	$0	$(200)	$69	$(20)	$49
BPS	8	0	0	8	(8)	0	(43)	(51)	(43)	0	(43)
BRC	0	14	0	14	(4)	0	(29)	(33)	(19)	0	(19)
CBK	60	0	7	67	(120)	(27)	(19)	(166)	(99)	0	(99)
DUB	17	0	7	24	(29)	0	0	(29)	(5)	0	(5)
GLM	41	1	74	116	(149)	(3)	0	(152)	(36)	0	(36)
GST	0	0	0	0	0	(1)	(16)	(17)	(17)	0	(17)
HUS	41	0	0	41	(42)	0	(6)	(48)	(7)	0	(7)
IND	0	0	0	0	(86)	0	0	(86)	(86)	0	(86)
JPM	52	0	2	54	(13)	(1)	(16)	(30)	24	0	24
MSB	0	11	0	11	0	0	0	0	11	15	26
MYC	0	0	52	52	0	(1)	0	(1)	51	0	51
MYI	7	0	0	7	(30)	0	0	(30)	(23)	0	(23)
NGF	0	0	0	0	(1)	0	(5)	(6)	(6)	0	(6)
RBC	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
RYL	0	0	7	7	(2)	0	0	(2)	5	(5)	0
SCX	3	0	0	3	(12)	0	0	(12)	(9)	0	(9)
SOG	0	0	0	0	(32)	0	0	(32)	(32)	0	(32)
SSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
TOR	0	0	53	53	0	0	0	0	53	0	53
UAG	0	0	0	0	(57)	0	0	(57)	(57)	0	(57)

Total Over the Counter	$498	$26	$202	$726	$(787)	$(36)	$(134)	$(957)

(o)

Securities with an aggregate market value of $15 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$97	$97
Swap Agreements	0	3	0	0	44	47

	$0	$3	$0	$0	$141	$144

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$498	$0	$498
Purchased Options	0	0	0	26	0	26
Swap Agreements	0	2	0	200	0	202

	$0	$2	$0	$724	$0	$726

	$0	$5	$0	$724	$141	$870

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$69	$69
Swap Agreements	0	29	0	0	89	118

	$0	$29	$0	$0	$158	$187

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$787	$0	$787
Written Options	0	10	0	26	0	36
Swap Agreements	0	100	0	0	34	134

	$0	$110	$0	$813	$34	$957

	$0	$139	$0	$813	$192	$1,144

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Written Options	0	0	0	0	21	21
Futures	0	0	0	0	(1,029)	(1,029)
Swap Agreements	0	(198)	0	0	1,464	1,266

	$0	$(198)	$0	$0	$465	$267

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,347	$0	$1,347
Purchased Options	0	0	0	(1)	(27)	(28)
Written Options	0	16	0	152	7	175
Swap Agreements	0	(22)	0	1,308	(8)	1,278

	$0	$(6)	$0	$2,806	$(28)	$2,772

	$0	$(204)	$0	$2,806	$437	$3,039

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	(6)	(6)
Futures	0	0	0	0	3	3
Swap Agreements	0	204	0	0	(199)	5

	$0	$204	$0	$0	$(205)	$(1)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,239	$0	$1,239
Purchased Options	0	0	0	4	28	32
Written Options	0	(2)	0	(29)	(3)	(34)
Swap Agreements	0	25	0	(1,070)	(64)	(1,109)

	$0	$23	$0	$144	$(39)	$128

	$0	$227	$0	$144	$(244)	$127

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	27

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

December 31, 2018

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$125	$0	$125
Australia
Corporate Bonds & Notes	0	383	0	383
Brazil
Corporate Bonds & Notes	0	650	0	650
Canada
Corporate Bonds & Notes	0	512	0	512
Non-Agency Mortgage-Backed Securities	0	569	0	569
Sovereign Issues	0	5,042	0	5,042
Cayman Islands
Asset-Backed Securities	0	3,354	0	3,354
Corporate Bonds & Notes	0	543	0	543
Denmark
Corporate Bonds & Notes	0	3,103	0	3,103
France
Corporate Bonds & Notes	0	2,445	0	2,445
Sovereign Issues	0	1,435	0	1,435
Germany
Corporate Bonds & Notes	0	901	0	901
Ireland
Asset-Backed Securities	0	342	0	342
Corporate Bonds & Notes	0	498	0	498
Israel
Sovereign Issues	0	196	0	196
Italy
Corporate Bonds & Notes	0	1,133	0	1,133
Non-Agency Mortgage-Backed Securities	0	12	0	12
Sovereign Issues	0	902	0	902
Japan
Corporate Bonds & Notes	0	915	0	915
Sovereign Issues	0	4,664	0	4,664
Kuwait
Sovereign Issues	0	698	0	698
Lithuania
Sovereign Issues	0	212	0	212
Luxembourg
Corporate Bonds & Notes	0	610	0	610
Netherlands
Asset-Backed Securities	0	738	0	738
Corporate Bonds & Notes	0	3,589	0	3,589
Norway
Corporate Bonds & Notes	0	296	0	296
Sovereign Issues	0	135	0	135
Poland
Sovereign Issues	0	244	0	244
Portugal
Corporate Bonds & Notes	0	100	0	100
Qatar
Sovereign Issues	0	1,431	0	1,431
Saudi Arabia
Sovereign Issues	0	2,337	0	2,337
Singapore
Corporate Bonds & Notes	0	293	0	293
Slovenia
Sovereign Issues	0	200	0	200
Spain
Corporate Bonds & Notes	0	1,006	0	1,006
Sovereign Issues	0	1,745	0	1,745

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Sweden
Corporate Bonds & Notes	$0	$4,695	$0	$4,695
Switzerland
Corporate Bonds & Notes	0	1,092	0	1,092
United Arab Emirates
Sovereign Issues	0	483	0	483
United Kingdom
Corporate Bonds & Notes	0	7,491	0	7,491
Non-Agency Mortgage-Backed Securities	0	2,245	0	2,245
Preferred Securities	0	45	0	45
Sovereign Issues	0	1,713	0	1,713
United States
Asset-Backed Securities	0	4,548	0	4,548
Corporate Bonds & Notes	0	15,689	0	15,689
Loan Participations and Assignments	0	93	0	93
Non-Agency Mortgage-Backed Securities	0	3,169	0	3,169
U.S. Government Agencies	0	33,627	0	33,627
U.S. Treasury Obligations	0	8,855	0	8,855
Short-Term Instruments
Repurchase Agreements	0	976	0	976
Argentina Treasury Bills	0	94	0	94
France Treasury Bills	0	7,449	0	7,449
Japan Treasury Bills	0	5,110	0	5,110
Netherlands Treasury Bills	0	573	0	573

	$0	$139,305	$0	$139,305

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,231	$0	$0	$4,231

Total Investments	$4,231	$139,305	$0	$143,536

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	0	(744)	0	(744)
Spain
Sovereign Issues	0	(699)	0	(699)

	$0	$(1,443)	$0	$(1,443)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	97	47	0	144
Over the counter	0	726	0	726

	$97	$773	$0	$870

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(69)	(118)	0	(187)
Over the counter	0	(957)	0	(957)

	$(69)	$(1,075)	$0	$(1,144)

Total Financial Derivative Instruments	$28	$(302)	$0	$(274)

Totals	$4,259	$137,560	$0	$141,819

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class shares of the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

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Notes to Financial Statements (Cont.)

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements   In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of the

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Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of

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Notes to Financial Statements (Cont.)

those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs

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used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,979	$114	$0	$0	$(36)	$4,057	$110	$5

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$317	$48,858	$(49,000)	$(1)	$0	$174	$57	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the

“agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase

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agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are

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Notes to Financial Statements (Cont.)

marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of

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Notes to Financial Statements (Cont.)

protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

ANNUAL REPORT	DECEMBER 31, 2018	41

Notes to Financial Statements (Cont.)

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect

ANNUAL REPORT	DECEMBER 31, 2018	43

Notes to Financial Statements (Cont.)

to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class		Administrative Class	Advisor Class
0.25%	0.31%	*	0.31%	0.31%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

	Distribution Fee		Servicing Fee

Administrative Class	—		0.15%

Advisor Class	0.25%	*	—

*	This particular share class has been registered with the SEC, but has not yet launched

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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December 31, 2018

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$370,528	$357,685	$32,983	$30,878

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	2,026	$19,087	1,952	$18,378
Issued as reinvestment of distributions

Administrative Class	203	1,911	158	1,484
Cost of shares redeemed

Administrative Class	(1,885)	(17,715)	(2,352)	(22,015)

Net increase (decrease) resulting from Portfolio share transactions	344	$3,283	(242)	$(2,153)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 89% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

ANNUAL REPORT	DECEMBER 31, 2018	45

Notes to Financial Statements (Cont.)

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it. The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the

Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Global Core Bond (Hedged) Portfolio	$1,597	$0	$(3,160)	$(7)	$(1,706)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, convertible preferred securities, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Core Bond (Hedged) Portfolio	$1,190	$516

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Global Core Bond (Hedged) Portfolio	$144,919	$4,025	$(7,166)	$(3,141)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and convertible preferred securities.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Core Bond (Hedged) Portfolio	$1,911	$0	$0	$1,490	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2018	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of

PIMCO Global Core Bond (Hedged) Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Global Core Bond (Hedged) Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC

BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank

CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale

DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.

FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank

GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	PLN	Polish Zloty

AUD	Australian Dollar	EUR	Euro	RON	Romanian New Leu

BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble

CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona

CHF	Swiss Franc	KRW	South Korean Won	TWD	Taiwanese Dollar

CLP	Chilean Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

CNH	Chinese Renminbi (Offshore)	NOK	Norwegian Krone	ZAR	South African Rand

COP	Colombian Peso	NZD	New Zealand Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.EM	Credit Derivatives Index - Emerging Markets	US0003M	3 Month USD Swap Rate

BP0003M	3 Month GBP-LIBOR	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	PIK	Payment-in-Kind

BTP	Buoni del Tesoro Poliennali	KORIBOR	Korea Interbank Offered Rate	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ANNUAL REPORT	DECEMBER 31, 2018	49

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Global Core Bond (Hedged) Portfolio	0.00%	0.00%	$1,196	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

50	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2018	51

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

52	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2018	53

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

ANNUAL REPORT	DECEMBER 31, 2018	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

ANNUAL REPORT	DECEMBER 31, 2018	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2018	59

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT07AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO Global Diversified Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO Global Diversified Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of

4	PIMCO VARIABLE INSURANCE TRUST

the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Diversified Allocation Portfolio	04/30/12	04/30/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 12/31/20181§

PIMCO Total Return Fund IV	15.4%

PIMCO Short-Term Fund	15.4%

PIMCO StocksPLUS® International Fund (Unhedged)	10.3%

PIMCO StocksPLUS® Fund	5.2%

PIMCO RAE PLUS EMG Fund	5.2%

PIMCO Income Fund	5.2%

PIMCO Investment Grade Credit Bond Fund	5.1%

PIMCO RAE PLUS Small Fund	5.1%

PIMCO RAE International Fund	5.1%

PIMCO Real Return Fund	5.1%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	Inception≈
PIMCO Global Diversified Allocation Portfolio Administrative Class	(8.94)%	2.78%	3.94%
PIMCO Global Diversified Allocation Portfolio Advisor Class	(9.06)%	2.68%	3.20%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	(5.07)%	3.90%	5.67%
MSCI World Index±±	(8.71)%	4.56%	7.91%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2012.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.61% for Administrative Class shares, and 1.71% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index by investing in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Non-U.S. equities detracted from absolute performance, as underlying PIMCO international and emerging market equity funds posted negative returns.

»	U.S. equities detracted from absolute performance, as S&P 500 futures and underlying PIMCO U.S. equity funds posted negative returns.

»	The Portfolio’s volatility management strategy, which used futures on the S&P 500 Index to dynamically adjust the Portfolio’s equity allocation, detracted from relative performance.

»	Put options on the S&P 500 Index, used for tail risk hedging, contributed to performance as the S&P 500 fell.

»	Short-term fixed income contributed to performance, as underlying PIMCO short term funds posted positive returns.

»	Other fixed income strategies detracted from performance, as most underlying PIMCO fixed income funds posted negative returns.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Diversified Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$918.40	$2.27	$1,000.00	$1,022.84	$2.40	0.47%
Advisor Class	1,000.00	918.40	2.76	1,000.00	1,022.33	2.91	0.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO Global Diversified Allocation Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class

12/31/2018	$10.97	$0.27	$(1.23)	$(0.96)	$(0.21)	$(0.22)	$0.00	$(0.43)

12/31/2017	9.66	0.29	1.33	1.62	(0.31)	0.00	0.00	(0.31)

12/31/2016	9.13	0.16	0.55	0.71	(0.15)	(0.02)	(0.01)	(0.18)

12/31/2015	10.45	0.30	(0.87)	(0.57)	(0.27)	(0.48)	0.00	(0.75)

12/31/2014	10.43	0.42	0.19	0.61	(0.41)	(0.18)	0.00	(0.59)
Advisor Class

12/31/2018	10.92	0.27	(1.24)	(0.97)	(0.20)	(0.22)	0.00	(0.42)

12/31/2017	9.61	0.29	1.32	1.61	(0.30)	0.00	0.00	(0.30)

12/31/2016	9.09	0.15	0.54	0.69	(0.14)	(0.02)	(0.01)	(0.17)

12/31/2015	10.40	0.31	(0.88)	(0.57)	(0.26)	(0.48)	0.00	(0.74)

12/31/2014	10.40	0.53	0.06	0.59	(0.41)	(0.18)	0.00	(0.59)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.58	(8.94)%	$752,593	0.47%	1.00%	0.47%	1.00%	2.53%	16%

10.97	16.87	838,361	0.47	1.00	0.47	1.00	2.83	2

9.66	7.81	645,013	0.46	1.00	0.46	1.00	1.77	22

9.13	(5.57)	510,615	0.46	1.00	0.46	1.00	2.89	17

10.45	5.87	399,133	0.40	1.00	0.40	1.00	3.87	3

9.53	(9.06)	163,649	0.57	1.10	0.57	1.10	2.49	16

10.92	16.86	151,288	0.57	1.10	0.57	1.10	2.77	2

9.61	7.64	109,396	0.56	1.10	0.56	1.10	1.67	22

9.09	(5.55)	81,740	0.56	1.10	0.56	1.10	3.01	17

10.40	5.65	41,809	0.50	1.10	0.50	1.10	4.94	3

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities*	$540
Investments in Affiliates	887,909
Financial Derivative Instruments
Exchange-traded or centrally cleared	10,672
Deposits with counterparty	10,103
Receivable for investments in Affiliates sold	5,827
Receivable for Portfolio shares sold	3,331
Interest and/or dividends receivable	31
Dividends receivable from Affiliates	1,536
Reimbursement receivable from PIMCO	412
Total Assets	920,361

Liabilities:

Payable for investments in Affiliates purchased	$2,777
Payable for Portfolio shares redeemed	560
Overdraft due to custodian	1
Accrued investment advisory fees	345
Accrued supervisory and administrative fees	307
Accrued distribution fees	34
Accrued servicing fees	95
Total Liabilities	4,119

Net Assets	$916,242

Net Assets Consist of:

Paid in capital	$973,352
Distributable earnings (accumulated loss)	(57,110)

Net Assets	$916,242

Net Assets:

Administrative Class	$752,593
Advisor Class	163,649

Shares Issued and Outstanding:

Administrative Class	78,546
Advisor Class	17,173

Net Asset Value Per Share Outstanding:

Administrative Class	$9.58
Advisor Class	9.53

Cost of investments in securities	$540
Cost of investments in Affiliates	$924,962
Cost or premiums of financial derivative instruments, net	$10,842

* Includes repurchase agreements of:	$540

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest	$348
Dividends from Investments in Affiliates	29,689
Total Income	30,037

Expenses:

Investment advisory fees	4,488
Supervisory and administrative fees	3,989
Servicing fees - Administrative Class	1,248
Distribution and/or servicing fees - Advisor Class	413
Trustee fees	29
Interest expense	24
Total Expenses	10,191
Waiver and/or Reimbursement by PIMCO	(5,305)
Net Expenses	4,886

Net Investment Income (Loss)	25,151

Net Realized Gain (Loss):

Investments in Affiliates	(2,750)
Net capital gain distributions received from Affiliate investments	23,179
Exchange-traded or centrally cleared financial derivative instruments	(31,456)

Net Realized Gain (Loss)	(11,027)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	(94,043)
Exchange-traded or centrally cleared financial derivative instruments	(10,367)

Net Change in Unrealized Appreciation (Depreciation)	(104,410)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(90,286)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$25,151	$24,861
Net realized gain (loss)	(11,027)	50,356
Net change in unrealized appreciation (depreciation)	(104,410)	62,132

Net Increase (Decrease) in Net Assets Resulting from Operations	(90,286)	137,349

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Administrative Class	(32,882)	(22,908)
Advisor Class	(6,802)	(3,893)

Total Distributions(a)	(39,684)	(26,801)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	56,563	124,692

Total Increase (Decrease) in Net Assets	(73,407)	235,240

Net Assets:

Beginning of year	989,649	754,409
End of year	$916,242	$989,649

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$540

Total Short-Term Instruments (Cost $540)		540

Total Investments in Securities (Cost $540)		540

	SHARES
INVESTMENTS IN AFFILIATES 96.9%

MUTUAL FUNDS (a) 89.9%

PIMCO Emerging Markets Bond Fund	2,815,804	27,454

PIMCO Global Advantage® Strategy Bond Fund	3,480,462	36,545

PIMCO Income Fund	3,880,797	45,832

	SHARES	MARKET VALUE (000S)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,597,052	$27,633

PIMCO Investment Grade Credit Bond Fund	4,616,271	45,747

PIMCO RAE International Fund	5,138,891	45,685

PIMCO RAE PLUS EMG Fund	4,916,875	45,874

PIMCO RAE PLUS Small Fund	4,890,438	45,726

PIMCO Real Return Fund	4,320,353	45,623

PIMCO Short-Term Fund	14,037,443	137,005

PIMCO StocksPLUS® Fund	5,093,014	45,888

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	6,439,646	45,593

PIMCO StocksPLUS® International Fund (Unhedged)	18,138,673	91,600

PIMCO Total Return Fund IV	13,530,623	137,201

Total Mutual Funds (Cost $860,469)		823,406

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.0%

PIMCO Short-Term Floating NAV Portfolio III	6,526,022	$64,503

Total Short-Term Instruments (Cost $64,493)		64,503

Total Investments in Affiliates (Cost $924,962)		887,909

Total Investments 97.0% (Cost $925,502)		$888,449

Financial Derivative Instruments (c) 1.1% (Cost or Premiums, net $10,842)		10,672

Other Assets and Liabilities, net 1.9%		17,121

Net Assets 100.0%		$916,242

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$540	U.S. Treasury Notes 2.875% due 09/30/2023	$(551)	$540	$540

Total Repurchase Agreements						$(551)	$540	$540

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$540	$0	$0	$540	$(551)	$(11)

Total Borrowings and Other Financing Transactions	$540	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$1,725.000	12/20/2019	556	$56	$1,631	$1,312
Put - CBOE S&P 500	1,975.000	12/20/2019	556	56	3,221	2,686
Put - CBOE S&P 500	2,225.000	12/20/2019	556	56	5,990	5,210

Total Purchased Options					$10,842	$9,208

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	03/2019	1,525	$191,022	$(5,190)	$1,464	$0

Total Futures Contracts				$(5,190)	$1,464	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$9,208	$1,464	$0	$10,672	$0	$0	$0	$0

Cash of $10,103 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$9,208	$0	$0	$9,208
Futures	0	0	1,464	0	0	1,464

	$0	$0	$10,672	$0	$0	$10,672

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$5,665	$0	$0	$5,665
Futures	0	0	(37,121)	0	0	(37,121)

	$0	$0	$(31,456)	$0	$0	$(31,456)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,389)	$0	$0	$(1,389)
Futures	0	0	(8,978)	0	0	(8,978)

	$0	$0	$(10,367)	$0	$0	$(10,367)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$540	$0	$540

	$0	$540	$0	$540

Investments in Affiliates, at Value
Mutual Funds	$823,406	$0	$0	$823,406
Short-Term Instruments
Central Funds Used for Cash Management Purposes	64,503	0	0	64,503

	$887,909	$0	$0	$887,909

Total Investments	$887,909	$540	$0	$888,449

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,464	$9,208	$0	$10,672

Total Financial Derivative Instruments	$1,464	$9,208	$0	$10,672

Totals	$889,373	$9,748	$0	$899,121

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

ANNUAL REPORT	DECEMBER 31, 2018	17

Notes to Financial Statements (Cont.)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2018	19

Notes to Financial Statements (Cont.)

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

Underlying PIMCO Funds	Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$29,856	$5,392	$(5,241)	$(267)	$(2,286)	$27,454	$1,280	$0

PIMCO Global Advantage® Strategy Bond Fund	39,742	5,085	(7,264)	(179)	(839)	36,545	756	0

PIMCO Income Fund	49,803	7,908	(9,373)	(245)	(2,261)	45,832	2,774	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	29,732	3,939	(5,978)	(71)	11	27,633	811	30

PIMCO Investment Grade Credit Bond Fund	49,757	7,812	(8,705)	(390)	(2,727)	45,747	2,008	51

PIMCO RAE International Fund	49,416	10,638	(3,716)	(113)	(10,540)	45,685	1,454	1,151

PIMCO RAE PLUS EMG Fund	49,685	13,631	(8,636)	(114)	(8,692)	45,874	2,048	0

PIMCO RAE PLUS Small Fund	49,137	13,471	(5,966)	(257)	(10,659)	45,726	1,843	3,191

PIMCO Real Return Fund	49,727	6,941	(8,683)	(282)	(2,080)	45,623	1,311	0

PIMCO Short-Term Fund	148,724	17,673	(27,790)	(73)	(1,529)	137,005	3,819	80

PIMCO Short-Term Floating NAV Portfolio III	80,275	472,431	(488,200)	(6)	3	64,503	1,531	0

PIMCO StocksPLUS® Fund	49,244	11,720	(4,730)	305	(10,651)	45,888	1,095	6,823

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	49,505	8,320	(3,774)	(92)	(8,366)	45,593	664	2,740

PIMCO StocksPLUS® International Fund (Unhedged)	99,438	28,885	(6,749)	(234)	(29,740)	91,600	5,172	9,113

PIMCO Total Return Fund IV	148,887	20,392	(27,659)	(732)	(3,687)	137,201	3,123	0

Totals	$972,928	$634,238	$(622,464)	$(2,750)	$(94,043)	$887,909	$29,689	$23,179

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures

ANNUAL REPORT	DECEMBER 31, 2018	21

Notes to Financial Statements (Cont.)

contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and

Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer

22	PIMCO VARIABLE INSURANCE TRUST

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average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments

ANNUAL REPORT	DECEMBER 31, 2018	23

Notes to Financial Statements (Cont.)

will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved and there can be no assurance that investment decisions made in seeking to manage Portfolio volatility will achieve the desired results.

Tax Risk   is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying

24	PIMCO VARIABLE INSURANCE TRUST

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credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of

ANNUAL REPORT	DECEMBER 31, 2018	25

Notes to Financial Statements (Cont.)

existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.45%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and

Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no

26	PIMCO VARIABLE INSURANCE TRUST

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compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

PIMCO has contractually agreed, through May 1, 2019, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying PIMCO Fund

Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2018, the amount was $5,304,518.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$162,666	$141,499

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2018	27

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	9,780	$106,040	18,253	$187,958

Advisor Class	3,119	33,612	2,621	27,284
Issued as reinvestment of distributions

Administrative Class	3,233	32,881	2,145	22,908

Advisor Class	674	6,802	366	3,893
Cost of shares redeemed

Administrative Class	(10,867)	(117,612)	(10,774)	(112,103)

Advisor Class	(479)	(5,160)	(510)	(5,248)

Net increase (decrease) resulting from Portfolio share transactions	5,460	$56,563	12,101	$124,692

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 97% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

28	PIMCO VARIABLE INSURANCE TRUST

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As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Global Diversified Allocation Portfolio	$6,121	$0	$(43,347)	$(12)	$(19,872)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options for federal income tax purposes.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Diversified Allocation Portfolio	$18,314	$1,558

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Global Diversified Allocation Portfolio	$935,814	$3,218	$(46,221)	$(43,003)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and options.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Diversified Allocation Portfolio	$33,309	$6,375	$0	$26,801	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2018	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Diversified Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Global Diversified Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:

S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

TBA	To-Be-Announced

ANNUAL REPORT	DECEMBER 31, 2018	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)

PIMCO Global Diversified Allocation Portfolio	0.00%	7.23%	$19,002	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2018	33

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

34	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2018	35

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

ANNUAL REPORT	DECEMBER 31, 2018	37

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

ANNUAL REPORT	DECEMBER 31, 2018	39

Approval of Investment Advisory Contract and Other Agreements (Cont.)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2018	41

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT09AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO Global Multi-Asset Managed Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO Global Multi-Asset Managed Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Multi-Asset Managed Allocation Portfolio	04/15/09	04/30/12	04/15/09	04/15/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

ANNUAL REPORT	DECEMBER 31, 2018	5

Important Information About the PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2018†§

U.S. Government Agencies	33.1%

U.S. Treasury Obligations	16.9%

Mutual Funds	12.2%

Common Stocks	10.2%

Corporate Bonds & Notes	8.8%

Short-Term Instruments‡	8.2%

Sovereign Issues	3.9%

Asset-Backed Securities	3.0%

Exchange-Traded Funds	1.5%

Real Estate Investment Trusts	1.4%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	Inception≈
PIMCO Global Multi-Asset Managed Allocation Portfolio Institutional Class	(5.32)%	3.39%	1.83%
PIMCO Global Multi-Asset Managed Allocation Portfolio Administrative Class	(5.46)%	3.25%	4.52%
PIMCO Global Multi-Asset Managed Allocation Portfolio Advisor Class	(5.61)%	3.12%	4.42%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	(5.07)%	3.90%	7.95%♦
MSCI World Index±±	(8.71)%	4.56%	10.60%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/15/2009.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.19% for Institutional Class shares, 1.34% for Administrative Class shares, and 1.44% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Multi-Asset Managed Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies contributed to relative performance, particularly overweight exposure to U.S duration and the associated carry.

»	Underweight exposure to eurozone equities in the second half of 2018 contributed to performance, as these securities generally posted negative returns.

»	Underweight exposure to investment grade corporate spread contributed to relative performance, as investment grade spreads widened.

»	Overweight exposure to the Argentine peso detracted from relative performance, as the currency depreciated.

»	Overweight exposure to Japanese equities in Q4 detracted from relative performance, as these securities generally posted negative returns.

»	U.S. equity positioning detracted from performance.

ANNUAL REPORT	DECEMBER 31, 2018	7

Expense Example PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$952.10	$4.33	$1,000.00	$1,020.77	$4.48	0.88%
Administrative Class	1,000.00	951.30	5.07	1,000.00	1,020.01	5.24	1.03
Advisor class	1,000.00	950.10	5.55	1,000.00	1,019.51	5.75	1.13

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	DECEMBER 31, 2018	9

Financial Highlights PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2018	$12.83	$0.31	$(0.97)	$(0.66)	$(0.23)	$(1.00)	$0.00	$(1.23)

12/31/2017	11.50	0.27	1.36	1.63	(0.30)	0.00	0.00	(0.30)

12/31/2016	11.33	0.26	0.21	0.47	0.00	0.00	(0.30)	(0.30)

12/31/2015	11.57	0.36	(0.37)	(0.01)	(0.21)	0.00	(0.02)	(0.23)

12/31/2014	11.34	0.36	0.19	0.55	0.00	0.00	(0.32)	(0.32)
Administrative Class

12/31/2018	12.83	0.29	(0.97)	(0.68)	(0.21)	(1.00)	0.00	(1.21)

12/31/2017	11.50	0.25	1.36	1.61	(0.28)	0.00	0.00	(0.28)

12/31/2016	11.33	0.24	0.21	0.45	0.00	0.00	(0.28)	(0.28)

12/31/2015	11.56	0.30	(0.32)	(0.02)	(0.19)	0.00	(0.02)	(0.21)

12/31/2014	11.33	0.33	0.20	0.53	0.00	0.00	(0.30)	(0.30)
Advisor Class

12/31/2018	12.89	0.28	(0.98)	(0.70)	(0.20)	(1.00)	0.00	(1.20)

12/31/2017	11.55	0.23	1.37	1.60	(0.26)	0.00	0.00	(0.26)

12/31/2016	11.38	0.23	0.21	0.44	0.00	0.00	(0.27)	(0.27)

12/31/2015	11.61	0.27	(0.30)	(0.03)	(0.18)	0.00	(0.02)	(0.20)

12/31/2014	11.38	0.31	0.21	0.52	0.00	0.00	(0.29)	(0.29)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.94	(5.32)%	$1,687	0.90%	1.05%	0.84%	0.99%	2.46%	693%

12.83	14.24	1,789	0.88	1.03	0.84	0.99	2.20	381

11.50	4.20	1,571	0.82	1.01	0.79	0.98	2.31	412

11.33	(0.05)	1,515	0.74	1.03	0.69	0.98	3.01	367

11.57	4.86	2,052	0.55	0.98	0.53	0.96	3.13	391

10.94	(5.46)	151,493	1.05	1.20	0.99	1.14	2.28	693

12.83	14.08	190,344	1.03	1.18	0.99	1.14	2.01	381

11.50	4.04	191,628	0.97	1.16	0.94	1.13	2.16	412

11.33	(0.14)	219,433	0.89	1.18	0.84	1.13	2.46	367

11.56	4.70	248,087	0.70	1.13	0.68	1.11	2.82	391

10.99	(5.61)	436,873	1.15	1.30	1.09	1.24	2.18	693

12.89	13.99	549,934	1.13	1.28	1.09	1.24	1.90	381

11.55	3.92	569,112	1.07	1.26	1.04	1.23	2.07	412

11.38	(0.26)	625,067	0.99	1.28	0.94	1.23	2.23	367

11.61	4.57	899,657	0.80	1.23	0.78	1.21	2.69	391

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities*	$763,659
Investments in Affiliates	119,255
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,289
Over the counter	3,475
Cash	2
Deposits with counterparty	5,635
Foreign currency, at value	5,087
Receivable for investments sold	1,190
Receivable for investments sold on a delayed-delivery basis	289
Receivable for TBA investments sold	482,861
Receivable for Portfolio shares sold	161
Interest and/or dividends receivable	1,781
Dividends receivable from Affiliates	384
Reimbursement receivable from PIMCO	83
Total Assets	1,392,151

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$27,706
Payable for short sales	52,601
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,262
Over the counter	3,107
Payable for investments purchased	285
Payable for investments in Affiliates purchased	384
Payable for TBA investments purchased	702,789
Deposits from counterparty	9,134
Payable for Portfolio shares redeemed	234
Accrued investment advisory fees	456
Accrued supervisory and administrative fees	31
Accrued distribution fees	90
Accrued servicing fees	19
Total Liabilities	802,098

Net Assets	$590,053

Net Assets Consist of:

Paid in capital	$625,604
Distributable earnings (accumulated loss)	(35,551)

Net Assets	$590,053

Net Assets:

Institutional Class	$1,687
Administrative Class	151,493
Advisor Class	436,873

Shares Issued and Outstanding:

Institutional Class	154
Administrative Class	13,852
Advisor Class	39,750

Net Asset Value Per Share Outstanding:

Institutional Class	$10.94
Administrative Class	10.94
Advisor Class	10.99

Cost of investments in securities	$783,368
Cost of investments in Affiliates	$123,155
Cost of foreign currency held	$5,097
Proceeds received on short sales	$51,509
Cost or premiums of financial derivative instruments, net	$(918)

* Includes repurchase agreements of:	$39,939

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest	$13,956
Dividends, net of foreign taxes*	1,963
Dividends from Investments in Affiliates	6,716
Total Income	22,635

Expenses:

Investment advisory fees	6,308
Supervisory and administrative fees	424
Servicing fees - Administrative Class	260
Distribution and/or servicing fees - Advisor Class	1,257
Trustee fees	20
Interest expense	439
Miscellaneous expense	1
Total Expenses	8,709
Waiver and/or Reimbursement by PIMCO	(1,041)
Net Expenses	7,668

Net Investment Income (Loss)	14,967

Net Realized Gain (Loss):

Investments in securities	(18,373)
Investments in Affiliates	6,876
Net capital gain distributions received from Affiliate investments	467
Exchange-traded or centrally cleared financial derivative instruments	(468)
Over the counter financial derivative instruments	4,106
Foreign currency	(140)

Net Realized Gain (Loss)	(7,532)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(24,215)
Investments in Affiliates	(11,029)
Exchange-traded or centrally cleared financial derivative instruments	(9,740)
Over the counter financial derivative instruments	2,671
Foreign currency assets and liabilities	(126)

Net Change in Unrealized Appreciation (Depreciation)	(42,439)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(35,004)

* Foreign tax withholdings - Dividends	$17

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$14,967	$14,634
Net realized gain (loss)	(7,532)	55,070
Net change in unrealized appreciation (depreciation)	(42,439)	30,004

Net Increase (Decrease) in Net Assets Resulting from Operations	(35,004)	99,708

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(174)	(41)
Administrative Class	(15,596)	(4,291)
Advisor Class	(44,262)	(11,870)

Total Distributions(a)	(60,032)	(16,202)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(56,978)	(103,750)

Total Increase (Decrease) in Net Assets	(152,014)	(20,244)

Net Assets:

Beginning of year	742,067	762,311
End of year	$590,053	$742,067

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.4%

CORPORATE BONDS & NOTES 13.2%

BANKING & FINANCE 7.3%

AerCap Ireland Capital DAC
3.750% due 05/15/2019		$2,100	$2,100
4.250% due 07/01/2020		900	902

Ally Financial, Inc.
3.500% due 01/27/2019		700	700
8.000% due 11/01/2031		800	892

Bank of America Corp.
5.875% due 03/15/2028 •(g)		420	383

Barclays PLC
7.000% due 09/15/2019 •(g)(i)	GBP	300	375

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$800	795

CSCEC Finance Cayman Ltd.
2.250% due 06/14/2019		200	199

Deutsche Bank AG
4.250% due 10/14/2021		3,400	3,326

FCE Bank PLC
0.869% due 09/13/2021	EUR	600	668

Ford Motor Credit Co. LLC
3.606% (US0003M + 0.830%) due 03/12/2019 ~		$700	700

Goldman Sachs Group, Inc.
3.988% (US0003M + 1.200%) due 09/15/2020 ~		6,200	6,231

Indian Railway Finance Corp. Ltd.
3.917% due 02/26/2019		300	300

ING Bank NV
2.625% due 12/05/2022		1,000	985

Jyske Realkredit A/S
2.500% due 10/01/2047	DKK	8	1

Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	2,100	2,465

Lloyds Banking Group PLC
3.590% (US0003M + 0.800%) due 06/21/2021 ~		$500	495
7.000% due 06/27/2019 •(g)(i)	GBP	1,900	2,427

National Rural Utilities Cooperative Finance Corp.
3.178% (US0003M + 0.375%) due 06/30/2021 ~		$700	695

Navient Corp.
4.875% due 06/17/2019		828	825
8.000% due 03/25/2020		400	407

Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	2	0

Nykredit Realkredit A/S
2.500% due 10/01/2047		13	2

Realkredit Danmark A/S
2.500% due 07/01/2047		79	13

Royal Bank of Scotland Group PLC
4.372% (US0003M + 1.550%) due 06/25/2024 ~		$700	669
4.519% due 06/25/2024 •		400	393

Sberbank of Russia Via SB Capital S.A.
3.080% due 03/07/2019	EUR	3,670	4,226

State Bank of India
3.358% (US0003M + 0.950%) due 04/06/2020 ~		$1,600	1,602

UBS AG
2.450% due 12/01/2020		3,300	3,241

UniCredit SpA
7.830% due 12/04/2023		6,550	6,859

			42,876

INDUSTRIALS 3.2%

BAT Capital Corp.
3.204% due 08/14/2020 •		1,100	1,089

BAT International Finance PLC
2.750% due 06/15/2020		1,200	1,179

Campbell Soup Co.
3.418% (US0003M + 0.630%) due 03/15/2021 ~		610	598

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
3.480% due 06/01/2019	$3,320	$3,311
4.420% due 06/15/2021	800	800

Delta Air Lines, Inc.
2.875% due 03/13/2020	900	894

Dominion Energy Gas Holdings LLC
3.388% (US0003M + 0.600%) due 06/15/2021 ~	500	499

eBay, Inc.
2.750% due 01/30/2023	500	481

Enbridge, Inc.
2.814% (US0003M + 0.400%) due 01/10/2020 ~	1,300	1,296

Hyundai Capital America
3.601% due 09/18/2020 •	2,500	2,490

Mylan NV
3.750% due 12/15/2020	500	500

Telefonica Emisiones S.A.
5.877% due 07/15/2019	100	101

Time Warner Cable LLC
8.750% due 02/14/2019	3,500	3,520

United Technologies Corp.
3.350% due 08/16/2021	300	299

VMware, Inc.
3.900% due 08/21/2027	200	178

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	900	896
2.450% due 11/20/2019	900	892

		19,023

UTILITIES 2.7%

AT&T, Inc.
3.086% (US0003M + 0.650%) due 01/15/2020 ~	280	280
3.386% (US0003M + 0.950%) due 07/15/2021 ~	3,500	3,490
3.488% (US0003M + 0.750%) due 06/01/2021 ~	900	894
5.000% due 03/01/2021	100	103
5.150% due 02/15/2050	1,000	931
5.300% due 08/15/2058	400	373

Consolidated Edison Co. of New York, Inc.
3.222% (US0003M + 0.400%) due 06/25/2021 ~	300	297

NextEra Energy Capital Holdings, Inc.
3.053% (US0003M + 0.315%) due 09/03/2019 ~	1,230	1,229

Petrobras Global Finance BV
6.125% due 01/17/2022	917	943
7.250% due 03/17/2044	3,700	3,658

Sempra Energy
3.238% (US0003M + 0.450%) due 03/15/2021 ~	1,000	980

Sinopec Group Overseas Development Ltd.
2.125% due 05/03/2019	300	299

Verizon Communications, Inc.
3.376% due 02/15/2025	2,752	2,674

		16,151

Total Corporate Bonds & Notes (Cost $78,727)		78,050

U.S. GOVERNMENT AGENCIES 49.5%

Fannie Mae
4.000% due 06/01/2048 - 09/01/2048	11,128	11,355
4.293% due 05/01/2038 •	1,992	2,089

Fannie Mae, TBA
3.500% due 02/01/2034 - 02/01/2049	152,800	152,765
4.000% due 01/01/2049 - 02/01/2049	123,495	125,838

Total U.S. Government Agencies (Cost $289,557)		292,047

U.S. TREASURY OBLIGATIONS 25.2%

U.S. Treasury Bonds
3.000% due 02/15/2048 (p)	140	140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2019 (n)		$3,910	$3,855
0.125% due 04/15/2022 (l)(n)(p)		47,220	45,698
0.125% due 07/15/2026 (n)		13,135	12,341
0.250% due 01/15/2025 (n)		2,777	2,660
0.375% due 07/15/2025		5,516	5,322
0.375% due 01/15/2027 (n)		4,623	4,394
0.500% due 01/15/2028		7,090	6,772
0.625% due 04/15/2023 (n)		1,324	1,302
0.625% due 01/15/2024 (n)(p)		3,348	3,297
0.625% due 01/15/2026		7,088	6,904
0.875% due 02/15/2047		11,458	10,543
1.000% due 02/15/2048		11,376	10,805
1.875% due 07/15/2019 (n)		711	709
2.000% due 01/15/2026		217	231
2.125% due 02/15/2040		4,657	5,486
2.375% due 01/15/2025 (l)		20,741	22,434
3.375% due 04/15/2032		1,757	2,257
3.625% due 04/15/2028 (n)		1,198	1,471
3.875% due 04/15/2029 (p)		1,721	2,193

Total U.S. Treasury Obligations (Cost $152,447)			148,814

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%

Alliance Bancorp Trust
2.746% due 07/25/2037 •		512	453

Bear Stearns Adjustable Rate Mortgage Trust
4.088% due 02/25/2036 ^~		63	59
4.176% due 07/25/2036 ^~		212	198

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 04/25/2036		455	371

Residential Accredit Loans, Inc. Trust
2.686% due 06/25/2046 •		275	112

Residential Asset Securitization Trust
2.906% due 05/25/2035 •		584	500

WaMu Mortgage Pass-Through Certificates Trust
2.836% due 01/25/2045 •		3,250	3,251

Total Non-Agency Mortgage-Backed Securities (Cost $4,967)			4,944

ASSET-BACKED SECURITIES 4.5%

ACE Securities Corp. Home Equity Loan Trust
4.306% due 06/25/2034 •		158	152

Argent Mortgage Loan Trust
2.986% due 05/25/2035 •		860	816

Argent Securities Trust
2.656% due 07/25/2036 •		565	475

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	800	913

CIT Mortgage Loan Trust
3.856% due 10/25/2037 •		$2,493	2,525

Countrywide Asset-Backed Certificates
2.646% due 05/25/2035 •		708	673
2.756% due 03/25/2037 •		700	658

CVP Cascade CLO Ltd.
3.586% due 01/16/2026 •		502	501

Dryden Senior Loan Fund
3.336% due 10/15/2027 •		1,600	1,589

Figueroa CLO Ltd.
3.642% due 06/20/2027 •		1,200	1,192

First Franklin Mortgage Loan Trust
2.976% due 11/25/2036 •		1,600	1,409

Fremont Home Loan Trust
2.641% due 10/25/2036 •		1,101	1,028
2.656% due 10/25/2036 •		2,489	1,276

Halcyon Loan Advisors Funding Ltd.
3.389% due 04/20/2027 •		600	597

IndyMac Mortgage Loan Trust
2.576% due 07/25/2036 •		1,056	463

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		795	560

Lehman XS Trust
2.666% due 05/25/2036 •		1,034	1,024
5.012% due 06/25/2036 Ø		773	701

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
2.806% due 01/25/2036 •		$1,708	$1,517

Morgan Stanley ABS Capital, Inc. Trust
3.481% due 07/25/2035 •		76	76

Mountain View CLO Ltd.
3.236% due 10/15/2026 •		600	599

Navient Student Loan Trust
3.656% due 03/25/2066 •		1,054	1,059

Sound Point CLO Ltd.
3.296% due 04/15/2027 •		1,100	1,095
3.349% due 07/20/2027 •		300	299

Sudbury Mill CLO Ltd.
3.599% due 01/17/2026 •		1,546	1,545

Symphony CLO Ltd.
3.466% due 10/15/2025 •		1,771	1,758

Tralee CLO Ltd.
3.499% due 10/20/2027 •		1,000	996

Venture CLO Ltd.
3.316% due 07/15/2027 •		800	792

Total Asset-Backed Securities (Cost $25,734)			26,288

SOVEREIGN ISSUES 5.8%

Argentina Government International Bond
6.875% due 01/26/2027		1,180	903
41.328% (BADLARPP) due 10/04/2022 ~	ARS	3,700	156
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		1,745	45
59.257% (ARLLMONP) due 06/21/2020 ~(a)		35,737	1,022

Australia Government International Bond
3.000% due 09/20/2025	AUD	2,132	1,732

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2019 (d)	BRL	1,880	478

Denmark Government Bond
0.100% due 11/15/2023 (f)	DKK	14,959	2,436

France Government International Bond
0.100% due 03/01/2025 (f)	EUR	2,474	2,955
0.250% due 07/25/2024 (f)		1,153	1,412
1.850% due 07/25/2027 (f)		2,649	3,697

Italy Buoni Poliennali Del Tesoro
2.350% due 09/15/2024 (f)		3,798	4,595

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	538	381

Peru Government International Bond
5.940% due 02/12/2029	PEN	3,500	1,060
6.150% due 08/12/2032		6,000	1,816

Qatar Government International Bond
3.875% due 04/23/2023		$1,400	1,418
5.103% due 04/23/2048		1,100	1,158

United Kingdom Gilt
1.750% due 09/07/2037	GBP	1,970	2,515
3.500% due 01/22/2045		3,807	6,520

Total Sovereign Issues (Cost $37,760)			34,299

		SHARES
COMMON STOCKS 15.2%

COMMUNICATION SERVICES 1.0%

Alphabet, Inc. ‘A’ (b)		956	999

Alphabet, Inc. ‘C’ (b)(k)		1,098	1,137

BT Group PLC		14,298	44

CBS Corp. NVDR ‘B’		1,700	74

Comcast Corp. ‘A’		13,963	476

Discovery, Inc. ‘A’ (b)		500	13

Discovery, Inc. ‘C’ (b)		300	7

Eutelsat Communications S.A.		2,980	59

Facebook, Inc. ‘A’ (b)		3,763	493

ITV PLC		11,490	18

KDDI Corp.		11,488	275

	SHARES	MARKET VALUE (000S)

Nippon Telegraph & Telephone Corp.	6,780	$277

NTT DOCOMO, Inc.	30,160	680

Omnicom Group, Inc.	1,000	73

PCCW Ltd.	569,896	328

Pearson PLC	16,372	196

ProSiebenSat.1 Media SE	5,246	94

RTL Group S.A.	3,613	193

SES S.A.	3,176	61

Shaw Communications, Inc. ‘B’	2,000	36

SoftBank Group Corp.	1,500	100

Sprint Corp. (b)	5,700	33

Telstra Corp. Ltd.	67,217	135

Viacom, Inc. ‘B’	4,202	108

Walt Disney Co.	2,400	263

		6,172

CONSUMER DISCRETIONARY 1.4%

Accor S.A.	5,799	247

Amazon.com, Inc. (b)	742	1,114

Autoliv, Inc.	949	67

AutoZone, Inc. (b)	267	224

Bandai Namco Holdings, Inc.	300	13

Berkeley Group Holdings PLC	8,002	355

Best Buy Co., Inc.	2,649	140

Burberry Group PLC	7,543	167

Continental AG	270	37

Darden Restaurants, Inc.	901	90

Dollar General Corp.	1,031	111

Fast Retailing Co. Ltd.	350	180

Faurecia S.A.	1,901	72

Gap, Inc.	4,026	104

Garmin Ltd.	493	31

H&R Block, Inc.	6,404	162

Home Depot, Inc.	4,558	783

Honda Motor Co. Ltd.	19,799	523

Kering S.A.	515	243

Kohl’s Corp.	2,969	197

Las Vegas Sands Corp.	10,230	532

Lowe’s Cos., Inc.	3,638	336

Macy’s, Inc.	3,217	96

Mazda Motor Corp.	4,400	46

McDonald’s Corp.	1,392	247

Michael Kors Holdings Ltd. (b)	2,758	105

Nordstrom, Inc.	1,100	51

Persimmon PLC	13,134	323

Peugeot S.A.	10,431	223

PulteGroup, Inc.	4,700	122

Ross Stores, Inc.	1,100	92

Sands China Ltd.	26,272	115

Starbucks Corp.	3,100	200

Tapestry, Inc.	1,200	40

Target Corp.	3,801	251

TJX Cos., Inc.	4,200	188

Wesfarmers Ltd.	8,837	201

Yum! Brands, Inc.	5,417	498

		8,526

CONSUMER STAPLES 1.1%

Altria Group, Inc.	6,320	312

Anheuser-Busch InBev S.A. NV	3,139	208

Clorox Co.	566	87

Coles Group Ltd. (b)	9,130	76

Colgate-Palmolive Co.	100	6

	SHARES	MARKET VALUE (000S)

Conagra Brands, Inc.	5,873	$125

Estee Lauder Cos., Inc. ‘A’	867	113

Ingredion, Inc.	4,035	369

J Sainsbury PLC	47,210	160

Japan Tobacco, Inc.	16,559	395

Kellogg Co.	100	6

Kimberly-Clark Corp.	8,279	943

Kirin Holdings Co. Ltd.	6,353	133

Koninklijke Ahold Delhaize NV	11,384	288

Kroger Co.	8,504	234

Lion Corp.	2,000	41

PepsiCo, Inc.	9,380	1,036

Philip Morris International, Inc.	7,317	489

Procter & Gamble Co.	7,400	680

Swedish Match AB	829	33

Tyson Foods, Inc. ‘A’	6,430	343

Unicharm Corp.	8,849	287

Walgreens Boots Alliance, Inc.	700	48

Woolworths Ltd.	1,893	39

		6,451

ENERGY 1.8%

Anadarko Petroleum Corp.	2,409	106

ARC Resources Ltd.	13,800	82

Baker Hughes a GE Co.	3,700	79

Canadian Natural Resources Ltd.	5,414	131

Cheniere Energy, Inc. (b)(k)	20,239	1,198

ConocoPhillips	8,825	550

Enagas S.A.	10,070	272

Encana Corp.	11,885	69

Energy Transfer Equity LP	83,370	1,101

Eni SpA	41,574	655

Enterprise Products Partners LP	46,143	1,135

Equinor ASA	18,244	388

HollyFrontier Corp.	2,881	147

Husky Energy, Inc.	9,400	97

Inter Pipeline Ltd.	3,600	51

JXTG Holdings, Inc.	17,323	91

Lundin Petroleum AB	776	19

Marathon Oil Corp.	17,340	249

Marathon Petroleum Corp.	3,621	214

Noble Energy, Inc.	12,207	229

ONEOK, Inc.	20,041	1,081

Plains All American Pipeline LP	55,492	1,112

Royal Dutch Shell PLC ‘A’	27,195	800

Royal Dutch Shell PLC ‘B’	16,224	484

Seven Generations Energy Ltd. (b)	8,259	67

Showa Shell Sekiyu KK	5,909	83

Valero Energy Corp.	2,995	224

Woodside Petroleum Ltd.	1,023	23

		10,737

FINANCIALS 2.2%

3i Group PLC	23,484	231

ABN AMRO Group NV	10,207	240

Aflac, Inc. (k)	23,815	1,085

Allstate Corp.	300	25

Athene Holding Ltd. (b)	800	32

Bank Leumi Le-Israel BM	42,686	258

Bank of Nova Scotia	3,400	169

Berkshire Hathaway, Inc. ‘B’ (b)	3,100	633

Canadian Imperial Bank of Commerce	3,900	290

CI Financial Corp.	22,536	285

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	SHARES	MARKET VALUE (000S)

Cincinnati Financial Corp.	2,700	$209

Citizens Financial Group, Inc.	3,783	112

Commonwealth Bank of Australia	5,680	290

Direct Line Insurance Group PLC	46,752	190

Discover Financial Services	8,591	507

DNB ASA	9,566	153

Eaton Vance Corp.	3,870	136

Everest Re Group Ltd.	200	44

Fifth Third Bancorp	24,540	577

Huntington Bancshares, Inc.	30,360	362

IGM Financial, Inc.	3,634	83

Industrivarden AB ‘C’	4,746	96

Intesa Sanpaolo SpA	119,715	266

Investor AB ‘B’	9,100	386

JPMorgan Chase & Co.	7,258	708

KBC Group NV	4,900	318

Macquarie Group Ltd.	2,046	157

National Australia Bank Ltd.	6,698	114

NN Group NV	12,165	485

ORIX Corp.	22,608	331

PNC Financial Services Group, Inc.	851	99

Prudential Financial, Inc.	2,786	227

Reinsurance Group of America, Inc.	2,699	378

Resona Holdings, Inc.	6,790	33

S&P Global, Inc.	1,310	223

Sampo Oyj ‘A’	7,925	349

Sumitomo Mitsui Financial Group, Inc.	3,365	112

SunTrust Banks, Inc.	5,864	296

Swedbank AB ‘A’	8,622	192

Synchrony Financial	9,280	218

T Rowe Price Group, Inc.	7,224	667

Torchmark Corp.	2,273	169

United Overseas Bank Ltd.	16,012	289

Wells Fargo & Co.	19,372	893

Westpac Banking Corp.	16,883	298

		13,215

HEALTH CARE 1.8%

AbbVie, Inc.	6,273	578

Amgen, Inc.	4,219	821

Astellas Pharma, Inc.	31,200	399

Biogen, Inc. (b)	1,343	404

Bristol-Myers Squibb Co.	4,700	244

Cigna Corp. (b)	845	161

CVS Health Corp.	1,100	72

Eisai Co. Ltd.	1,200	93

Gilead Sciences, Inc.	5,377	336

H Lundbeck A/S	1,768	77

HCA Healthcare, Inc.	2,300	286

Hoya Corp.	3,800	229

Johnson & Johnson	4,580	591

Koninklijke Philips NV	5,870	208

Laboratory Corp. of America Holdings (b)	2,800	354

Medtronic PLC	10,882	990

Merck & Co., Inc.	5,366	410

Nektar Therapeutics (b)	1,000	33

Novo Nordisk A/S ‘B’	8,723	399

Olympus Corp.	8,245	254

Pfizer, Inc.	17,742	775

ResMed, Inc.	2,652	302

Roche Holding AG	5,218	1,292

Shionogi & Co. Ltd.	2,800	160

	SHARES	MARKET VALUE (000S)

Siemens Healthineers AG (b)	3,820	$160

Sonova Holding AG	579	95

Sumitomo Dainippon Pharma Co. Ltd.	6,194	198

Taisho Pharmaceutical Holdings Co. Ltd.	1,000	101

Takeda Pharmaceutical Co. Ltd.	1,100	37

Terumo Corp.	500	28

UCB S.A.	1,613	132

United Therapeutics Corp. (b)	100	11

Universal Health Services, Inc. ‘B’ (k)	1,474	172

Zimmer Biomet Holdings, Inc.	100	10

		10,412

INDUSTRIALS 1.6%

Aena SME S.A.	1,604	250

Ashtead Group PLC	15,930	332

Atlas Copco AB ‘A’	9,931	236

Atlas Copco AB ‘B’	9,446	206

Boeing Co.	1,484	479

Brambles Ltd.	24,051	172

Caterpillar, Inc.	1,573	200

CIMIC Group Ltd.	4,629	142

ComfortDelGro Corp. Ltd.	40,000	63

CSX Corp.	3,200	199

Cummins, Inc.	900	120

Delta Air Lines, Inc.	6,047	302

Dover Corp.	6,401	454

Eaton Corp. PLC	8,204	563

Edenred	1,124	41

Eiffage S.A.	1,160	97

Emerson Electric Co.	10,334	617

Experian PLC	12,321	299

Fuji Electric Co. Ltd.	3,108	92

General Electric Co.	13,200	100

HD Supply Holdings, Inc. (b)	5,798	218

Honeywell International, Inc.	1,042	138

Ingersoll-Rand PLC	1,925	176

Leonardo SpA	2,229	20

Lockheed Martin Corp.	200	52

Mitsubishi Heavy Industries Ltd.	1,700	61

Norfolk Southern Corp.	500	75

PACCAR, Inc.	3,100	177

Pentair PLC	15,295	578

Raytheon Co.	1,418	217

Recruit Holdings Co. Ltd.	5,400	131

Robert Half International, Inc.	5,425	310

Royal Mail PLC	632	2

Sandvik AB	5,989	85

SGS S.A.	120	270

Smiths Group PLC	18,800	327

Snap-on, Inc.	2,273	330

Southwest Airlines Co.	800	37

Taisei Corp.	3,105	133

Textron, Inc.	4,200	193

Union Pacific Corp.	2,764	382

United Continental Holdings, Inc. (b)	700	59

United Parcel Service, Inc. ‘B’	1,200	117

United Rentals, Inc. (b)	639	66

West Japan Railway Co.	1,000	71

WW Grainger, Inc.	200	57

Yamato Holdings Co. Ltd.	800	22

	SHARES	MARKET VALUE (000S)

Yangzijiang Shipbuilding Holdings Ltd.	26,300	$24

		9,292

INFORMATION TECHNOLOGY 3.0%

Accenture PLC ‘A’	7,533	1,062

Adobe, Inc. (b)	1,690	382

Amadeus IT Group S.A.	4,703	328

Apple, Inc. (k)	12,952	2,043

Applied Materials, Inc.	1,000	33

Broadridge Financial Solutions, Inc.	3,326	320

Brother Industries Ltd.	11,966	178

Check Point Software Technologies Ltd. (b)	700	72

Cisco Systems, Inc.	13,442	582

Citrix Systems, Inc.	3,005	308

Cognizant Technology Solutions Corp. ‘A’	2,014	128

DXC Technology Co.	5,807	309

F5 Networks, Inc. (b)	1,103	179

FUJIFILM Holdings Corp.	5,100	199

Fujitsu Ltd.	2,968	185

Hewlett Packard Enterprise Co.	5,000	66

Hitachi Ltd.	6,967	187

HP, Inc.	8,892	182

Intel Corp.	17,790	835

International Business Machines Corp.	2,133	243

Intuit, Inc.	1,270	250

KLA-Tencor Corp.	3,782	338

Lam Research Corp.	1,120	153

Mastercard, Inc. ‘A’	3,993	753

Micron Technology, Inc. (b)	7,540	239

Microsoft Corp.	22,460	2,281

NetApp, Inc.	2,825	169

NVIDIA Corp.	809	108

Oracle Corp.	3,737	169

Oracle Corp. Japan	2,377	152

QUALCOMM, Inc.	3,500	199

Red Hat, Inc. (b)	14,458	2,539

SAP SE	3,751	374

Seagate Technology PLC	4,383	169

Telefonaktiebolaget LM Ericsson ‘B’	3,512	31

Texas Instruments, Inc.	6,137	580

Tokyo Electron Ltd.	1,000	114

Trend Micro, Inc. (b)	500	27

Visa, Inc. ‘A’	7,285	961

		17,427

MATERIALS 0.6%

Anglo American PLC	9,303	207

Asahi Kasei Corp.	6,947	72

BHP Group PLC	8,452	178

Boliden AB	2,462	53

CF Industries Holdings, Inc.	700	30

Covestro AG	2,119	105

Evonik Industries AG	4,212	105

International Paper Co.	5,756	232

Israel Chemicals Ltd.	17,898	102

Koninklijke DSM NV	2,251	184

LyondellBasell Industries NV ‘A’	6,868	571

Methanex Corp.	3,690	178

Mondi PLC	4,328	90

Nitto Denko Corp.	1,700	86

Packaging Corp. of America	700	58

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)

Rio Tinto Ltd.	5,646	$312

Rio Tinto PLC	10,361	493

Smurfit Kappa Group PLC	2,820	75

Sumitomo Chemical Co. Ltd.	41,026	200

Teck Resources Ltd. ‘B’	3,200	69

UPM-Kymmene Oyj	1,439	37

West Fraser Timber Co. Ltd.	3,148	156

Westlake Chemical Corp.	2,544	168

WestRock Co.	1,386	52

		3,813

REAL ESTATE 0.2%

Deutsche Wohnen SE	8,501	390

New World Development Co. Ltd.	166,700	220

Swire Properties Ltd.	80,518	283

Vonovia SE	1,068	48

		941

UTILITIES 0.5%

AES Corp.	9,638	139

Chubu Electric Power Co., Inc.	8,000	114

CLP Holdings Ltd.	15,402	174

EDP - Energias de Portugal S.A.	91,384	319

Electricite de France S.A.	12,314	195

Endesa S.A.	18,745	432

Enel SpA	45,158	261

Engie S.A.	37,801	543

Kansai Electric Power Co., Inc.	2,000	30

PG&E Corp. (b)	400	10

Red Electrica Corp. S.A.	6,391	143

Tohoku Electric Power Co., Inc.	12,800	169

Tokyo Electric Power Co. Holdings, Inc. (b)	23,367	139

		2,668

Total Common Stocks (Cost $102,428)		89,654

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Nationwide Building Society
10.250% ~	13,756	2,450

INDUSTRIALS 0.0%

Schaeffler AG	11,750	101

Total Preferred Securities (Cost $2,847)		2,551

EXCHANGE-TRADED FUNDS 2.3%

iShares MSCI EAFE ETF	229,737	13,504

Total Exchange-Traded Funds (Cost $15,306)		13,504

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.1%

FINANCIALS 0.1%

AGNC Investment Corp.		10,765	$189

Annaly Capital Management, Inc.		51,880	509

			698

REAL ESTATE 2.0%

Alexandria Real Estate Equities, Inc.		7,226	833

American Tower Corp. (k)		7,671	1,214

Apartment Investment & Management Co. ‘A’		22,367	982

CapitaLand Mall Trust		6,800	11

Duke Realty Corp.		35,773	927

Equinix, Inc.		2,406	848

Equity Residential		15,501	1,023

Invitation Homes, Inc.		24,870	499

Klepierre S.A.		6,356	196

Link REIT		39,985	405

Mirvac Group		26,039	41

RioCan Real Estate Investment Trust		22,314	389

Scentre Group		79,455	218

Segro PLC		79,673	598

Simon Property Group, Inc.		11,191	1,880

SmartCentres Real Estate Investment Trust		3,900	88

Sun Communities, Inc.		8,627	878

Ventas, Inc.		13,726	804

			11,834

Total Real Estate Investment Trusts (Cost $12,650)			12,532

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.4%

COMMERCIAL PAPER 1.2%

Bank of Montreal
2.038% due 01/03/2019	CAD	200	146

C.I.B.C.
2.060% due 01/03/2019		2,000	1,465

Toronto-Dominion Bank
2.055% due 01/02/2019		4,100	3,003
2.055% due 01/04/2019		1,200	879
2.063% due 01/03/2019		1,800	1,318

			6,811

REPURCHASE AGREEMENTS (j) 6.8%
			39,939

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.3%
(5.547)% due 01/31/2019 - 04/30/2019 (c)(d)	ARS	56,660	$1,634

JAPAN TREASURY BILLS 2.1%
(0.321)% due 02/04/2019 (d)(e)	JPY	1,380,000	12,592

Total Short-Term Instruments (Cost $60,945)			60,976

Total Investments in Securities (Cost $783,368)			763,659

		SHARES
INVESTMENTS IN AFFILIATES 20.2%

MUTUAL FUNDS 18.2% (h)

PIMCO EqS® Long/Short Fund		1,165,829	12,812

PIMCO Income Fund		5,312,267	62,738

PIMCO Mortgage Opportunities and Bond Fund		2,101,122	22,650

PIMCO Preferred and Capital Securities Fund		977,631	9,278

Total Mutual Funds (Cost $111,378)			107,478

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%

PIMCO Short-Term Floating NAV Portfolio III		1,191,512	11,777

Total Short-Term Instruments (Cost $11,777)			11,777

Total Investments in Affiliates (Cost $123,155)			119,255

Total Investments 149.6% (Cost $906,523)			$882,914

Financial Derivative Instruments (m)(o) 0.6% (Cost or Premiums, net $(918))			3,395

Other Assets and Liabilities, net (50.2)%			(296,256)

Net Assets 100.0%			$590,053

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Institutional Class Shares of each Fund.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	3.100%	12/31/2018	01/02/2019	$20,800	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(10,634)	$20,800	$20,804
					U.S. Treasury Notes 2.750% due 02/15/2024	(10,642)
BSN	3.100	12/31/2018	01/02/2019	7,800	U.S. Treasury Notes 2.500% due 05/15/2024	(7,979)	7,800	7,801
FICC	2.000	12/31/2018	01/02/2019	519	U.S. Treasury Notes 2.875% due 09/30/2023	(531)	519	519
SAL	3.150	12/31/2018	01/02/2019	10,400	U.S. Treasury Notes 2.125% due 11/30/2024	(10,649)	10,400	10,402
SSB	1.350	12/31/2018	01/02/2019	420	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(432)	420	420

Total Repurchase Agreements						$(40,867)	$39,939	$39,946

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	2.550%	12/19/2018	01/14/2019	$(17,666)	$(17,683)
GRE	2.750	12/27/2018	01/28/2019	(6,507)	(6,510)
SCX	2.860	12/18/2018	01/17/2019	(3,509)	(3,513)

Total Reverse Repurchase Agreements					$(27,706)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (8.9)%
Fannie Mae, TBA	3.000%	01/01/2049	$ 53,900	$(51,509)	$(52,601)

Total Short Sales (8.9)%				$(51,509)	$(52,601)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements(3)	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(17,683)	$0	$(17,683)	$17,710	$27
BPS	20,804	0	0	20,804	(21,276)	(472)
BSN	7,801	0	0	7,801	(7,979)	(178)
FICC	519	0	0	519	(531)	(12)
GRE	0	(6,510)	0	(6,510)	6,505	(5)
SAL	10,402	0	0	10,402	(10,649)	(247)
SCX	0	(3,513)	0	(3,513)	3,522	9
SSB	420	0	0	420	(432)	(12)

Total Borrowings and Other Financing Transactions	$39,946	$(27,706)	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(27,706)	$0	$0	$(27,706)

Total Borrowings	$0	$(27,706)	$0	$0	$(27,706)

Payable for reverse repurchase agreements					$(27,706)

(k)

Securities with an aggregate market value of $4,798 have been pledged as collateral as of December 31, 2018 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(l)	Securities with an aggregate market value of $28,407 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(15,288) at a weighted average interest rate of 1.631%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$106.000	02/22/2019	65	$65	$1	$0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	108.000	02/22/2019	760	760	6	1
Call - CBOT U.S. Treasury 30-Year Bond March 2019 Futures	171.000	02/22/2019	359	359	3	5
Call - CBOT U.S. Treasury 5-Year Note March 2019 Futures	120.000	02/22/2019	429	429	4	6

					$14	$12

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOE S&P 500	$2,525.000	01/04/2019	24	$2	$47	$48
Call - CBOE S&P 500	2,600.000	01/18/2019	24	2	47	34
Put - CBOE S&P 500	2,700.000	03/15/2019	50	5	488	1,046
Put - CBOE S&P 500	2,750.000	06/21/2019	49	5	615	1,334
Put - CBOE S&P 500	2,800.000	09/20/2019	45	5	495	1,469

					$1,692	$3,931

Total Purchased Options					$1,706	$3,943

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Call - NYMEX Crude April 2019 Futures	$54.000	03/15/2019	12	$	12	$(15)	$(16)
Call - NYMEX Crude February 2019 Futures	63.000	01/16/2019	12		12	(14)	0
Call - NYMEX Crude February 2019 Futures	65.000	01/16/2019	24		24	(25)	0
Call - NYMEX Crude February 2019 Futures	67.000	01/16/2019	12		12	(15)	0
Call - NYMEX Crude March 2019 Futures	55.000	02/14/2019	12		12	(13)	(8)
Call - NYMEX Crude March 2019 Futures	58.000	02/14/2019	12		12	(14)	(4)
Call - NYMEX Crude March 2019 Futures	58.500	02/14/2019	12		12	(13)	(4)
Call - NYMEX Crude March 2019 Futures	59.000	02/14/2019	12		12	(13)	(4)
Put - NYMEX Natural Gas March 2019 Futures	2.850	02/25/2019	24		240	(31)	(54)
Put - NYMEX Natural Gas March 2019 Futures	2.900	02/25/2019	48		480	(68)	(123)

						$(221)	$(213)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note February 2019 Futures	$122.000	01/25/2019	22	$22	$(10)	$(10)
Call - CBOT U.S. Treasury 10-Year Note February 2019 Futures	122.250	01/25/2019	34	34	(13)	(13)
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	122.500	02/22/2019	45	45	(19)	(19)
Put - CBOT U.S. Treasury 30-Year Bond February 2019 Futures	141.000	01/25/2019	30	30	(22)	(3)
Call - CBOT U.S. Treasury 30-Year Bond March 2019 Futures	148.000	02/22/2019	22	22	(17)	(17)
Call - CBOT U.S. Treasury 5-Year Note February 2019 Futures	113.500	01/25/2019	90	90	(32)	(102)

					$(113)	$(164)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOE S&P 500	$2,575.000	01/04/2019	24	$2	$(19)	$(11)
Put - CBOE S&P 500	2,350.000	01/18/2019	24	2	(52)	(30)
Put - CBOE S&P 500	2,475.000	01/18/2019	23	2	(69)	(87)
Put - CBOE S&P 500	2,600.000	03/15/2019	50	5	(370)	(701)
Put - CBOE S&P 500	2,650.000	06/21/2019	49	5	(483)	(1,010)
Put - CBOE S&P 500	2,700.000	09/20/2019	45	5	(396)	(1,167)

					$(1,389)	$(3,006)

Total Written Options					$(1,723)	$(3,383)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2019	3	$730	$(1)	$0	$0
90-Day Eurodollar June Futures	06/2019	710	172,734	385	9	0
90-Day Eurodollar March Futures	03/2019	3	730	(3)	0	0
90-Day Eurodollar September Futures	09/2019	3	730	(1)	0	0
Brent Crude April Futures	02/2019	10	540	(42)	6	0
Brent Crude July Futures	05/2019	16	876	(124)	9	0
Brent Crude March Futures	01/2019	115	6,187	(298)	68	0
Call Options Strike @ EUR 113.500 on Euro-Schatz March 2019 Futures	02/2019	170	1	0	0	0
Call Options Strike @ EUR 113.900 on Euro-Schatz March 2019 Futures	02/2019	175	1	0	0	0
Call Options Strike @ EUR 165.000 on Euro-OAT France Government 10-Year Bond March 2019 Futures	02/2019	279	3	0	0	0
Call Options Strike @ EUR 166.000 on Euro-OAT France Government 10-Year Bond March 2019 Futures	02/2019	6	0	0	0	0
Cocoa May Futures	05/2019	37	906	13	4	0
Copper May Futures	05/2019	21	1,384	(59)	0	(26)
Cotton No. 2 May Futures	05/2019	38	1,397	(107)	0	0
E-mini NASDAQ 100 Index March Futures	03/2019	4	507	(12)	8	0
E-mini S&P 500 Index March Futures	03/2019	1,308	163,840	(4,917)	1,288	(2)
Euro-Bund 10-Year Bond March Futures	03/2019	345	64,645	623	0	(75)
FTSE 100 Index March Futures	03/2019	168	14,259	(70)	334	(18)
Gold 100 oz. February Futures	02/2019	21	2,691	129	0	(4)
Hang Seng China Enterprises Index January Futures	01/2019	8	1,321	0	23	0
JPX Nikkei Index 400 March Futures	03/2019	1,613	19,499	(1,277)	699	(44)
Lead May Futures	05/2019	23	1,163	49	0	0
Mini MSCI EAFE Index March Futures	03/2019	151	12,956	(151)	6	0
New York Harbor ULSD May Futures	04/2019	18	1,251	(238)	12	0
Nickel May Futures	05/2019	8	515	(7)	0	0
Nikkei 225 Yen-denominated March Futures	03/2019	7	633	(27)	0	(6)
Put Options Strike @ EUR 148.000 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	334	4	0	0	0
Put Options Strike @ EUR 151.500 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	11	0	0	0	0
S&P/Toronto Stock Exchange 60 March Futures	03/2019	72	9,043	(186)	87	0
Topix Index Futures March Futures	03/2019	78	10,628	(651)	402	(3)
U.S. Treasury 10-Year Note March Futures	03/2019	449	54,785	600	175	0
WTI Crude April Futures	03/2019	3	138	1	0	0
WTI Crude February Futures	01/2019	3	136	(42)	0	0
WTI Crude March Futures	02/2019	9	411	(49)	1	0
Zinc May Futures	05/2019	19	1,168	(12)	0	0

				$(6,474)	$3,131	$(178)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	06/2020	707	$(172,340)	$(790)	$0	$(44)
Aluminum May Futures	05/2019	33	(1,530)	81	0	0
Australia Government 10-Year Bond March Futures	03/2019	15	(1,402)	(17)	0	(7)
Call Options Strike @ USD 65.000 on Brent Crude April 2019 Futures	02/2019	36	(27)	23	0	0
Call Options Strike @ USD 66.500 on Brent Crude April 2019 Futures	02/2019	12	(7)	8	0	0
Call Options Strike @ USD 68.000 on Brent Crude March 2019 Futures	01/2019	12	(2)	17	1	0
Call Options Strike @ USD 69.000 on Brent Crude March 2019 Futures	01/2019	98	(14)	91	4	0
Call Options Strike @ USD 73.000 on Brent Crude March 2019 Futures	01/2019	12	(1)	15	0	0
Call Options Strike @ USD 74.000 on Brent Crude March 2019 Futures	01/2019	12	(1)	15	0	0
Call Options Strike @ USD 77.000 on Brent Crude March 2019 Futures	01/2019	12	0	14	0	0
Corn May Futures	05/2019	74	(1,417)	24	1	0
Euro STOXX 50 March Futures	03/2019	510	(17,378)	563	0	(298)
Euro-BTP Italy Government Bond March Futures	03/2019	124	(18,140)	(369)	0	(8)
Euro-OAT France Government 10-Year Bond March Futures	03/2019	209	(36,111)	(169)	50	0
Euro-Schatz March Futures	03/2019	345	(44,248)	(15)	4	0
Gas Oil May Futures	05/2019	18	(922)	(13)	0	(27)
Japan Government 10-Year Bond March Futures	03/2019	10	(13,912)	(65)	6	(14)
Mini MSCI Emerging Markets Index March Futures	03/2019	53	(2,562)	(16)	9	0
Natural Gas March Futures	02/2019	29	(827)	79	213	0
Platinum April Futures	04/2019	56	(2,242)	(12)	0	(12)
Put Options Strike @ USD 54.000 on Brent Crude March 2019 Futures	01/2019	98	(304)	(124)	53	0
RBOB Gasoline May Futures	04/2019	4	(252)	14	0	0
Silver March Futures	03/2019	4	(311)	(23)	0	(2)
Soybean May Futures	05/2019	36	(1,634)	7	1	0
SPI 200 Index March Futures	03/2019	7	(685)	5	6	(7)
Sugar No. 11 May Futures	04/2019	79	(1,071)	73	30	0
U.S. Treasury 2-Year Note March Futures	03/2019	1	(212)	(2)	0	0
U.S. Treasury 5-Year Note March Futures	03/2019	339	(38,879)	(337)	0	(85)
U.S. Treasury 10-Year Ultra March Futures	03/2019	16	(2,081)	(33)	0	(7)
U.S. Treasury 30-Year Bond March Futures	03/2019	335	(48,910)	(1,985)	0	(163)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2019	5	(803)	(3)	0	(3)
United Kingdom Long Gilt March Futures	03/2019	292	(45,842)	(418)	48	(149)
Wheat May Futures	05/2019	46	(1,174)	26	19	0
WTI Crude May Futures	04/2019	6	(279)	(10)	0	(1)

				$(3,346)	$445	$(827)

Total Futures Contracts				$(9,820)	$3,576	$(1,005)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	06/20/2021	0.389%	$800	$(24)	$12	$(12)	$0	$0
Boston Scientific Corp.	(1.000)	Quarterly	06/20/2020	0.165	1,200	(31)	16	(15)	0	0
Cigna Corp.	(1.000)	Quarterly	03/20/2021	0.178	200	(6)	2	(4)	0	0
Kraft Heinz Foods Co.	(1.000)	Quarterly	09/20/2020	0.306	600	(14)	7	(7)	1	0

						$(75)	$37	$(38)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.442%	EUR	480	$8	$(2)	$6	$0	$0
Deutsche Bank AG	1.000	Quarterly	06/20/2019	1.146		800	(2)	2	0	0	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	1.450		200	(2)	1	(1)	0	0

							$4	$1	$5	$0	$0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	30,400	$(1,465)	$793	$(672)	$0	$(48)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023		71,300	(273)	(154)	(427)	0	(28)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	12,800	(201)	(31)	(232)	0	(20)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		35,500	(982)	441	(541)	0	(69)

						$(2,921)	$1,049	$(1,872)	$0	$(165)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-30 5-Year Index	1.000%	Quarterly	06/20/2023	$	10,400	$203	$(115)	$88	$4	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047		$5,390	$12	$581	$593	$0	$(13)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		1,700	4	8	12	0	(5)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		37,250	699	(163)	536	1	0
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		1,800	0	9	9	4	0
Pay	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		8,000	0	35	35	16	0
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		8,000	0	36	36	16	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		12,600	14	(64)	(50)	24	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		23,600	(159)	347	188	48	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		15,500	(326)	930	604	0	(31)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2025		41,900	(96)	414	318	125	0
Receive(6)	3-Month USD-LIBOR	2.500	Semi-Annual	02/22/2026		720	(2)	6	4	0	(2)
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		8,600	(32)	120	88	0	(25)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		13,900	405	0	405	0	(39)
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		15,300	173	24	197	0	(43)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		14,660	830	131	961	0	(47)
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		29,180	(88)	(241)	(329)	0	(61)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,600	759	(320)	439	0	(43)
Receive(6)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		27,900	0	(310)	(310)	0	(55)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		5,120	(515)	130	(385)	28	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024	EUR	27,500	(59)	(345)	(404)	0	(22)
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		3,050	73	(171)	(98)	0	(3)
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/20/2021	GBP	37,500	246	(68)	178	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024		3,900	(3)	(41)	(44)	0	(7)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		11,720	189	(268)	(79)	0	(56)
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		6,190	(160)	(247)	(407)	0	(69)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/20/2024	JPY	2,280,000	(857)	(260)	(1,117)	0	(1)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		62,000	6	6	12	0	0
Pay	28-Day MXN-TIIE	9.182	Lunar	11/28/2028	MXN	77,300	0	96	96	24	0
Pay	CPTFEMU	1.165	Maturity	12/15/2021	EUR	180	0	1	1	0	0
Pay	CPTFEMU	1.507	Maturity	05/15/2023		1,393	1	(26)	(25)	0	(2)
Receive	CPTFEMU	1.535	Maturity	03/15/2028		970	0	23	23	2	0
Pay	CPTFEMU	1.710	Maturity	03/15/2033		1,200	(2)	(45)	(47)	0	(4)
Receive	CPTFEMU	1.946	Maturity	03/15/2048		3,850	46	184	230	23	0
Pay	CPURNSA	2.070	Maturity	03/23/2019		$1,000	0	(6)	(6)	0	0
Pay	CPURNSA	2.168	Maturity	07/15/2020		2,270	0	(24)	(24)	2	0
Pay	CPURNSA	2.027	Maturity	11/23/2020		6,400	0	(44)	(44)	0	0
Pay	CPURNSA	2.021	Maturity	11/25/2020		6,100	0	(41)	(41)	1	0
Pay	CPURNSA	1.550	Maturity	07/26/2021		2,200	74	(36)	38	1	0
Pay	CPURNSA	1.603	Maturity	09/12/2021		1,700	51	(29)	22	0	0
Pay	CPURNSA	1.955	Maturity	07/25/2024		12,100	0	(12)	(12)	0	(6)
Receive	CPURNSA	1.730	Maturity	07/26/2026		2,200	(118)	67	(51)	2	0
Receive	CPURNSA	1.801	Maturity	09/12/2026		1,700	(79)	53	(26)	2	0
Receive	CPURNSA	1.780	Maturity	09/15/2026		8,000	(388)	248	(140)	10	0
Receive	CPURNSA	2.102	Maturity	07/20/2027		7,700	0	88	88	11	0
Receive	CPURNSA	2.122	Maturity	08/01/2027		5,800	0	75	75	9	0
Receive	CPURNSA	2.180	Maturity	09/20/2027		2,540	0	42	42	4	0
Receive	CPURNSA	2.150	Maturity	09/25/2027		2,500	0	34	34	4	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	2.155%	Maturity	10/17/2027		$2,800	$0	$40	$40	$5	$0
Receive	CPURNSA	2.379	Maturity	07/09/2028		14,600	(8)	615	607	24	0
Pay	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	310	0	(1)	(1)	0	0
Pay	FRCPXTOB	1.160	Maturity	08/15/2020		9,480	7	(116)	(109)	0	(5)
Receive	FRCPXTOB	1.575	Maturity	01/15/2028		8,740	0	346	346	25	0
Receive	FRCPXTOB	1.590	Maturity	02/15/2028		6,450	0	270	270	20	0
Receive	FRCPXTOB	1.606	Maturity	02/15/2028		1,090	0	48	48	3	0
Receive	FRCPXTOB	1.910	Maturity	01/15/2038		650	2	50	52	2	0
Receive	UKRPI	3.525	Maturity	09/15/2028	GBP	7,400	0	(21)	(21)	56	0
Receive	UKRPI	3.595	Maturity	11/15/2028		1,150	0	10	10	9	0
Receive	UKRPI	3.603	Maturity	11/15/2028		2,200	0	22	22	17	0
Receive	UKRPI	3.633	Maturity	12/15/2028		2,300	0	32	32	17	0
Receive	UKRPI	3.718	Maturity	12/15/2028		3,370	0	91	91	25	0
Receive	UKRPI	3.325	Maturity	08/15/2030		6,800	(30)	(135)	(165)	60	0
Receive	UKRPI	3.530	Maturity	10/15/2031		2,370	37	(50)	(13)	25	0
Receive	UKRPI	3.470	Maturity	09/15/2032		600	(11)	0	(11)	7	0
Receive	UKRPI	3.579	Maturity	10/15/2033		3,000	0	30	30	38	0
Pay	UKRPI	3.428	Maturity	03/15/2047		3,280	246	(65)	181	0	(94)

							$941	$2,093	$3,034	$690	$(634)

Total Swap Agreements							$(1,848)	$3,065	$1,217	$695	$(799)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$3,943	$3,651	$695	$8,289	$(3,383)	$(1,080)	$(799)	$(5,262)

(n)

Securities with an aggregate market value of $20,727 and cash of $5,635 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $75 and liability of $(75) for closed futures is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BOA	01/2019	ARS	47,651	$1,171	$0	$(72)
	01/2019	GBP	1,340	1,715	6	0
	01/2019	SEK	3,350	372	0	(6)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2019		$1,445	SEK	13,080	$32	$0
	02/2019	CAD	540		$397	1	0
	02/2019	JPY	215,000		1,950	0	(18)
	02/2019		$675	JPY	75,700	18	0

BPS	01/2019	BRL	31,824		$8,464	281	(27)
	01/2019	CLP	446,499		668	25	0
	01/2019	PEN	7,364		2,201	16	0
	01/2019	RUB	41,295		596	5	0
	01/2019		$7,574	BRL	29,349	0	(2)
	01/2019		648	PHP	34,450	8	0
	01/2019		656	ZAR	9,043	0	(28)
	03/2019	TRY	6,270		$1,099	0	(41)
	03/2019	TWD	108,873		3,559	0	(25)

BRC	01/2019	MXN	26,840		1,318	0	(47)
	01/2019		$1,231	ARS	47,651	11	0
	01/2019		2,879	MXN	58,733	107	0
	01/2019		658	PHP	34,796	4	0
	01/2019		656	ZAR	9,433	0	(2)
	02/2019	JPY	208,100		$1,884	0	(21)
	02/2019		$1,562	EUR	1,364	7	0
	02/2019		690	JPY	76,200	7	0
	04/2019	ARS	53,056		$1,231	0	(1)

CBK	01/2019	BRL	6,634		1,745	33	0
	01/2019	CAD	200		151	4	0
	01/2019	DKK	3,325		520	9	0
	01/2019	GBP	4,238		5,401	0	(3)
	01/2019	NZD	331		229	7	0
	01/2019		$1,712	BRL	6,634	0	0
	01/2019		863	DKK	5,649	4	0
	02/2019	CLP	505,749		$750	20	0
	02/2019	CZK	3,286		144	0	(3)
	02/2019	JPY	690,000		6,118	0	(191)
	02/2019		$8,876	CAD	11,728	0	(276)
	02/2019		7,634	CHF	7,617	146	0
	02/2019		1,188	EUR	1,037	5	(1)
	02/2019		22,064	JPY	2,496,798	786	0
	03/2019		530	INR	37,747	8	0
	04/2019	DKK	5,649		$869	0	(4)
	04/2019		$3,497	CNH	24,138	17	0

DUB	01/2019	BRL	11,466		$2,957	8	(8)
	01/2019	RUB	41,125		615	25	0
	01/2019		$1,667	BRL	6,450	0	(2)
	02/2019	BRL	6,450		$1,663	2	0
	03/2019		$494	IDR	7,259,131	5	0

GLM	01/2019	BRL	11,352		$2,924	1	(5)
	01/2019	CAD	1,200		907	28	0
	01/2019	CLP	873,317		1,269	13	(2)
	01/2019	DKK	2,325		365	8	0
	01/2019		$229	ARS	9,083	5	0
	01/2019		2,296	BRL	8,866	1	(9)
	01/2019		728	GBP	575	5	0
	01/2019		656	MXN	13,104	9	0
	01/2019		1,465	RUB	100,297	0	(30)
	02/2019		451	EUR	395	4	0
	03/2019	KRW	5,346,242		$4,758	0	(56)
	04/2019	BRL	1,880		481	0	(1)

HUS	01/2019	CLP	439,155		638	5	0
	01/2019	PLN	879		236	1	0
	01/2019		$23	ARS	921	1	0
	01/2019		656	INR	47,645	29	0
	01/2019		721	NZD	1,050	0	(16)
	01/2019		2,353	TRY	12,820	52	0
	01/2019		626	ZAR	9,165	9	0
	02/2019	JPY	690,000		$6,142	0	(167)
	02/2019		$18	ARS	747	0	0
	03/2019	THB	16,008		$486	0	(6)
	03/2019		$1,464	HKD	11,420	0	(2)
	03/2019		1,544	IDR	22,734,623	18	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	25

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
IND	01/2019	BRL	845		$218	$0	$0
	01/2019		$217	BRL	845	1	0

JPM	01/2019	AUD	3,694		$2,728	125	0
	01/2019	BRL	28,024		7,546	315	0
	01/2019	RUB	82,302		1,230	50	0
	01/2019		$332	ARS	12,882	7	0
	01/2019		7,182	BRL	28,024	49	0
	02/2019	JPY	189,400		$1,689	0	(44)
	02/2019		$1,539	COP	4,924,640	0	(26)
	02/2019	ZAR	12,449		$844	0	(18)

MSB	01/2019	BRL	20,880		5,383	1	(5)
	01/2019		$5,433	BRL	20,880	24	(70)
	02/2019	RUB	188,548		$2,827	135	0
	02/2019		$473	BRL	1,858	5	0

MYI	01/2019	CAD	1,800		$1,359	40	0
	02/2019	CHF	311		315	0	(2)

RBC	02/2019	CAD	512		383	7	0

RYL	02/2019	CHF	1,072		1,087	0	(7)

SCX	01/2019	BRL	12,000		3,216	120	0
	01/2019	CAD	6,100		4,622	154	0
	01/2019		$3,073	BRL	12,000	23	0

SOG	01/2019		660	PHP	34,873	4	0
	02/2019		1,121	ZAR	16,095	0	(7)
	03/2019	INR	109,148		$1,544	0	(12)
	04/2019	CNH	29,150		4,161	0	(82)

SSB	02/2019	EUR	5,305		6,012	0	(88)
	03/2019	HKD	22,950		2,943	6	0
	03/2019	MYR	538		129	0	(2)

Total Forward Foreign Currency Contracts						$2,862	$(1,435)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BPS	Put - OTC CDX.IG-31 5-Year Index	Buy	1.800%	02/20/2019	$7,700	$1	$1

FBF	Put - OTC CDX.IG-31 5-Year Index	Buy	1.600	01/16/2019	67,700	7	0
	Put - OTC CDX.IG-31 5-Year Index	Buy	1.600	02/20/2019	20,300	4	3

						$12	$4

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	$ 53,400	$2,114	$95

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	42,550	1,811	76

							$3,925	$171

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
FAR	Call - OTC Fannie Mae, TBA 3.000% due 02/01/2049	$108.500	02/06/2019	$	31,700	$1	$0
	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2049	72.000	01/07/2019		30,500	1	0

JPM	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2049	69.000	01/07/2019		76,000	3	0
	Put - OTC Fannie Mae, TBA 4.000% due 01/01/2049	70.000	01/07/2019		106,000	4	0

SAL	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2049	67.000	01/07/2019		85,400	3	0
	Put - OTC Fannie Mae, TBA 4.000% due 12/01/2049	70.000	01/07/2019		38,500	2	0

						$14	$0

Total Purchased Options						$3,951	$175

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	0.850%	01/16/2019		$3,200	$(5)	$(9)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		5,800	(8)	(9)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		3,000	(6)	(8)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		4,100	(9)	(9)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		1,600	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	03/20/2019		3,100	(6)	(10)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		4,500	(5)	(8)

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		2,600	(3)	(6)

BRC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		2,600	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		2,400	(4)	(4)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		1,400	(3)	(3)

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	01/16/2019		2,600	(3)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		11,900	(10)	(7)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		5,200	(10)	(16)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		1,900	(3)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		1,500	(1)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	03/20/2019		2,900	(5)	(8)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		2,600	(6)	(6)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		3,200	(4)	(5)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		4,800	(5)	(8)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		1,600	(1)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		3,000	(5)	(6)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	EUR	1,000	(2)	(2)

JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		$2,700	(5)	(7)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		2,300	(4)	(4)

MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		2,600	(4)	(4)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		3,000	(3)	(4)

							$(124)	$(156)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC USD versus BRL	BRL	3.680	02/28/2019	$	6,172	$(54)	$(28)

HUS	Put - OTC EUR versus USD	$	1.100	02/13/2019	EUR	3,033	(18)	(2)

							$(72)	$(30)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount		Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	5,600	$(255)	$(21)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$	1,100	(7)	0
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020		7,800	(21)	39
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020		7,800	(21)	37
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		10,700	(121)	(5)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		4,500	(83)	(4)

							$(508)	$46

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date		Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	10-Year USD-ISDA -2-Year USD-ISDA	01/02/2020	$	112,400	$ (87)	$ (55)

OPTIONS ON EQUITY REPURHCASE AGREEMENTS

Counterparty	Description	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FOB	Call - OTC Repurchase Agreement on Russell 3000 Equity Securities/ETFs(2) «	04/30/2019	$22,500	$(22)	$(22)

Total Written Options				$(813)	$(217)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	27

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	EURMARGIN 4Q19	$6.080	Maturity	12/31/2019	4,200	$0	$(6)	$0	$(6)

GST	Receive	PLATGOLD N9	(411.500)	Maturity	07/08/2019	5,800	0	(447)	0	(447)

MYC	Receive	EURMARGIN 4Q19	6.000	Maturity	12/31/2019	300	0	0	0	0

							$0	$(453)	$0	$(453)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	2,534	$(55)	$71	$16	$0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		2,200	(65)	41	0	(24)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		600	(20)	23	3	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		7,900	(364)	380	16	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		11,100	(685)	644	0	(41)

MEI	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		11,100	(576)	599	23	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		9,600	(317)	213	0	(104)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,800	(110)	69	0	(41)

							$(2,192)	$2,040	$58	$(210)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	1-Year ILS-TELBOR	0.374%	Annual	06/20/2020		ILS	9,790	$0	$6	$6	$0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028			2,110	0	(4)	0	(4)

DUB	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028			2,000	0	3	3	0

GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020			18,370	0	3	3	0
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020			11,370	0	6	6	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			7,630	1	3	4	0
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028			3,870	0	5	5	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028			2,380	0	(4)	0	(4)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			1,630	0	(1)	0	(1)

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			6,000	0	4	4	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			1,280	0	(1)	0	(1)

JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020			9,380	0	3	3	0

MYC	Pay	CPURNSA	1.800	Maturity	07/20/2026	$		2,600	0	(44)	0	(44)
	Pay	CPURNSA	1.805	Maturity	09/20/2026			18,400	0	(284)	0	(284)

									$1	$(305)	$34	$(338)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Pay	DWRTFT Index	766	1-Month USD-LIBOR plus a specified spread	Monthly	04/24/2019		$7,149	$0	$17	$17	$0

BRC	Pay	iBoxx USD Investment Grade Corporate Bond ETF	N/A	1-Month USD-LIBOR less a specified spread	Monthly	08/30/2019		4,231	0	8	8	0

FBF	Receive	Swiss Market Index	990	1-Month USD-LIBOR plus a specified spread	Maturity	03/15/2019	CHF	8,415	0	(191)	0	(191)

GST	Pay	DWRTFT Index	592	1-Month USD-LIBOR plus a specified spread	Monthly	02/21/2019		$5,525	0	16	16	0

JPM	Receive	JP1BSFTN Index	85,711	1-Month USD-LIBOR plus a specified spread	Monthly	11/20/2019		5,784	0	(7)	0	(7)

MEI	Receive	NDUEEGF Index	9,381	3-Month USD-LIBOR plus a specified spread	Quarterly	06/20/2019		4,293	0	(124)	0	(124)

									$0	$(281)	$41	$(322)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Pay	DWRTFT Index	150	1-Month USD-LIBOR plus a specified spread	Monthly	11/06/2019	$	1,400	$0	$0	$0	$0

									$0	$0	$0	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	GOLDLNPM Index(7)	7.023%	Maturity	07/29/2020	$6,226	$0	$305	$305	$0

JPM	Receive	GOLDLNPM Index(7)	3.861	Maturity	07/29/2020	5,598	0	(118)	0	(118)
	Receive	GOLDLNPM Index(7)	3.976	Maturity	07/29/2020	629	0	(14)	0	(14)

							$0	$173	$305	$(132)

Total Swap Agreements							$(2,191)	$1,174	$438	$(1,455)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$57	$0	$0	$57	$(96)	$(55)	$0	$(151)	$(94)	$0	$(94)
BPS	335	1	17	353	(123)	(6)	(6)	(135)	218	(925)	(707)
BRC	136	0	14	150	(71)	(9)	(4)	(84)	66	0	66
CBK	1,039	0	0	1,039	(478)	(49)	0	(527)	512	(260)	252
DUB	40	0	19	59	(10)	0	0	(10)	49	(40)	9
FBF	0	3	0	3	0	0	(191)	(191)	(188)	196	8
FOB	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)
GLM	74	0	18	92	(103)	(49)	(5)	(157)	(65)	(260)	(325)
GST	0	0	340	340	0	(18)	(512)	(530)	(190)	(300)	(490)
HUS	115	0	4	119	(191)	(2)	(1)	(194)	(75)	0	(75)
IND	1	0	0	1	0	0	0	0	1	0	1
JPM	546	95	3	644	(88)	56	(139)	(171)	473	(410)	63
MEI	0	0	23	23	0	0	(124)	(124)	(101)	0	(101)
MSB	165	0	0	165	(75)	0	0	(75)	90	0	90
MYC	0	76	0	76	0	(63)	(432)	(495)	(419)	372	(47)
MYI	40	0	0	40	(2)	0	0	(2)	38	86	124
RBC	7	0	0	7	0	0	0	0	7	0	7
RYL	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
SCX	297	0	0	297	0	0	0	0	297	(220)	77
SOG	4	0	0	4	(101)	0	0	(101)	(97)	0	(97)
SSB	6	0	0	6	(90)	0	0	(90)	(84)	0	(84)
UAG	0	0	0	0	0	0	(41)	(41)	(41)	22	(19)

Total Over the Counter	$2,862	$175	$438	$3,475	$(1,435)	$(217)	$(1,455)	$(3,107)

(p)

Securities with an aggregate market value of $913 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)	YOY options may have a series of expirations.
(2)	Option can be exercised at any time prior to the expiration date.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	29

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)	Variance Swap
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$3,931	$0	$12	$3,943
Futures	422	0	2,937	0	292	3,651
Swap Agreements	0	5	0	0	690	695

	$422	$5	$6,868	$0	$994	$8,289

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,862	$0	$2,862
Purchased Options	0	4	0	0	171	175
Swap Agreements	305	58	41	0	34	438

	$305	$62	$41	$2,862	$205	$3,475

	$727	$67	$6,909	$2,862	$1,199	$11,764

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$213	$0	$3,006	$0	$164	$3,383
Futures	72	0	453	0	555	1,080
Swap Agreements	0	165	0	0	634	799

	$285	$165	$3,459	$0	$1,353	$5,262

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,435	$0	$1,435
Written Options	0	156	22	30	9	217
Swap Agreements	585	210	322	0	338	1,455

	$585	$366	$344	$1,465	$347	$3,107

	$870	$531	$3,803	$1,465	$1,700	$8,369

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(643)	$0	$(465)	$0	$62	$(1,046)
Written Options	1,204	0	682	0	877	2,763
Futures	585	0	(7,503)	0	1,202	(5,716)
Swap Agreements	0	(1,620)	0	0	5,151	3,531

	$1,146	$(1,620)	$(7,286)	$0	$7,292	$(468)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,672	$0	$1,672
Purchased Options	0	0	223	11	(1,090)	(856)
Written Options	0	268	885	166	369	1,688
Swap Agreements	(363)	1,088	981	0	(104)	1,602

	$(363)	$1,356	$2,089	$1,849	$(825)	$4,106

	$783	$(264)	$(5,197)	$1,849	$6,467	$3,638

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$648	$0	$2,322	$0	$(27)	$2,943
Written Options	(569)	0	(1,710)	0	(144)	(2,423)
Futures	(854)	0	(8,296)	0	(2,486)	(11,636)
Swap Agreements	0	1,671	0	0	(295)	1,376

	$(775)	$1,671	$(7,684)	$0	$(2,952)	$(9,740)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,501	$0	$2,501
Purchased Options	0	(7)	213	0	934	1,140
Written Options	0	(32)	(49)	42	23	(16)
Swap Agreements	9	(1,181)	(364)	0	582	(954)

	$9	$(1,220)	$(200)	$2,543	$1,539	$2,671

	$(766)	$451	$(7,884)	$2,543	$(1,413)	$(7,069)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$42,876	$0	$42,876
Industrials	0	19,023	0	19,023
Utilities	0	16,151	0	16,151
U.S. Government Agencies	0	292,047	0	292,047
U.S. Treasury Obligations	0	148,814	0	148,814
Non-Agency Mortgage-Backed Securities	0	4,944	0	4,944
Asset-Backed Securities	0	26,288	0	26,288
Sovereign Issues	0	34,299	0	34,299
Common Stocks
Communication Services	6,172	0	0	6,172
Consumer Discretionary	8,526	0	0	8,526
Consumer Staples	6,451	0	0	6,451
Energy	10,737	0	0	10,737
Financials	13,215	0	0	13,215
Health Care	10,412	0	0	10,412
Industrials	9,292	0	0	9,292
Information Technology	17,427	0	0	17,427
Materials	3,813	0	0	3,813
Real Estate	941	0	0	941
Utilities	2,668	0	0	2,668
Preferred Securities
Banking & Finance	0	2,450	0	2,450
Industrials	101	0	0	101
Exchange-Traded Funds	13,504	0	0	13,504
Real Estate Investment Trusts
Financials	698	0	0	698
Real Estate	11,834	0	0	11,834
Short-Term Instruments
Commercial Paper	0	6,811	0	6,811
Repurchase Agreements	0	39,939	0	39,939

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Argentina Treasury Bills	$0	$1,634	$0	$1,634
Japan Treasury Bills	0	12,592	0	12,592

	$115,791	$647,868	$0	$763,659

Investments in Affiliates, at Value
Mutual Funds	$107,478	$0	$0	$107,478
Short-Term Instruments
Central Funds Used for Cash Management Purposes	11,777	0	0	11,777

	$119,255	$0	$0	$119,255

Total Investments	$235,046	$647,868	$0	$882,914

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(52,601)	$0	$(52,601)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,576	4,638	0	8,214
Over the counter	0	3,475	0	3,475

	$3,576	$8,113	$0	$11,689

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,267)	(3,920)	0	(5,187)
Over the counter	0	(3,085)	(22)	(3,107)

	$(1,267)	$(7,005)	$(22)	$(8,294)

Total Financial Derivative Instruments	$2,309	$1,108	$(22)	$3,395

Totals	$237,355	$596,375	$(22)	$833,708

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign

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exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the

Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

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Notes to Financial Statements (Cont.)

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not

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open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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Notes to Financial Statements (Cont.)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as

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quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Realized Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO EqS® Long/Short Fund	$15,782	$917	$(3,089)	$7	$(805)	$12,812	$456	$460

PIMCO Income Fund	62,375	3,434	—	—	(3,071)	62,738	3,433	—

PIMCO Mortgage Opportunities and Bond Fund	22,304	962	—	—	(616)	22,650	963	—

PIMCO Preferred and Capital Securities Fund	9,682	574	—	—	(978)	9,278	567	7

PIMCO RAE PLUS Fund	22,871	—	(24,185)	6,873	(5,559)	—	—	—

PIMCO Short-Term Floating NAV Portfolio III	2,184	398,997	(389,400)	(4)	—	11,777	1,297	—

Totals	$135,198	$404,884	$(416,674)	$6,876	$(11,029)	$119,255	$6,716	$467

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into

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Notes to Financial Statements (Cont.)

account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule

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for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

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Notes to Financial Statements (Cont.)

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The

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Notes to Financial Statements (Cont.)

premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. The Portfolio may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds  use a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective

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swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a

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Notes to Financial Statements (Cont.)

particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments

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Notes to Financial Statements (Cont.)

held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

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Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A

Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the GMAMA Subsidiary, the Portfolio is indirectly exposed to the risks associated with the GMAMA Subsidiary’s investments. The GMAMA Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the GMAMA Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

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Notes to Financial Statements (Cont.)

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

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International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.90%	0.05%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically,

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Notes to Financial Statements (Cont.)

plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees

charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

PIMCO has contractually agreed, through May 1, 2019, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying PIMCO Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2018, the amount was $747,957.

PIMCO Cayman Commodity Portfolio II, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2018, the amount was $293,341. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against

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certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$5,656,480	$5,737,472	$272,311	$263,307

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	0	$0	0	$0

Administrative Class	139	1,684	766	9,248

Advisor Class	937	11,224	460	5,626
Issued as reinvestment of distributions

Institutional Class	15	174	3	41

Administrative Class	1,377	15,596	347	4,291

Advisor Class	3,890	44,262	956	11,870
Cost of shares redeemed

Institutional Class	0	(6)	(1)	(6)

Administrative Class	(2,498)	(31,697)	(2,941)	(36,140)

Advisor Class	(7,746)	(98,215)	(8,017)	(98,680)

Net increase (decrease) resulting from Portfolio share transactions	(3,886)	$(56,978)	(8,427)	$(103,750)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 87% of the Portfolio. One of the shareholders is a related party and comprises 23% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary on January 14, 2009, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and

ANNUAL REPORT	DECEMBER 31, 2018	51

Notes to Financial Statements (Cont.)

retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 7.1% of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

52	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Global Multi-Asset Managed Allocation Portfolio	$6,716	$0	$(27,197)	$(7)	$(15,064)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, passive foreign investment companies (PFICs), straddle loss deferrals, and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Multi-Asset Managed Allocation Portfolio	$12,807	$2,257

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Global Multi-Asset Managed Allocation Portfolio	$849,924	$22,769	$(50,056)	$(27,287)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and partnerships.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Multi-Asset Managed Allocation Portfolio	$32,186	$27,846	$0	$16,202	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2018	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of

PIMCO Global Multi-Asset Managed Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Global Multi-Asset Managed Allocation Portfolio and its subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related consolidated statement of operations for the year ended December 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights (consolidated) for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

54	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.

BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC

BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank

DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale

FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.

FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso

BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty

CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble

CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona

CLP	Chilean Peso	JPY	Japanese Yen	THB	Thai Baht

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira

COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NDUEEGF	iShares MSCI Emerging Markets ETF

BRENT	Brent Crude	DWRTFT	Dow Jones Wilshire REIT Total Return Index	PLATGOLD	Platinum-Gold Spread

CDX.HY	Credit Derivatives Index - High Yield	EAFE	Europe, Australasia, and Far East Stock Index	S&P 500	Standard & Poor’s 500 Index

CDX.IG	Credit Derivatives Index - Investment Grade	EURMARGIN	European Refined Margin	TOPIX	Tokyo Price Index

CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index	UKRPI	United Kingdom Retail Prices Index

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	ULSD	Ultra-Low Sulfur Diesel

CPTFEMU	Eurozone HICP ex-Tobacco Index	ISDA	International Swaps and Derivatives Association, Inc.	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	MSCI	Morgan Stanley Capital International	REIT	Real Estate Investment Trust

BTP	Buoni del Tesoro Poliennali	NVDR	Non-Voting Depositary Receipt	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	TELBOR	Tel Aviv Inter-Bank Offered Rate

DAC	Designated Activity Company	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

EURIBOR	Euro Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate

LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	YOY	Year-Over-Year

Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ANNUAL REPORT	DECEMBER 31, 2018	55

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)

PIMCO Global Multi-Asset Managed Allocation Portfolio	1.37%	7.66%	$7,417	$21,180

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

56	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2018	57

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

58	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2018	59

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

64	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2018	65

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT11AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO High Yield Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO High Yield Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO High Yield Portfolio	04/30/98	07/01/02	04/30/98	03/31/06	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”) any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2018†§

Corporate Bonds & Notes	90.6%

Short-Term Instruments‡	9.3%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	10 Years	Inception≈
PIMCO High Yield Portfolio Institutional Class	(2.50)%	3.63%	9.21%	6.99%
PIMCO High Yield Portfolio Administrative Class	(2.65)%	3.47%	9.05%	5.50%
PIMCO High Yield Portfolio Advisor Class	(2.75)%	3.37%	8.94%	5.50%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index±	(2.04)%	3.88%	9.99%	5.95%	♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1998.

± ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. Prior to September 25th, 2009, the ICE BofAML Indices were known as the Merrill Lynch Indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.61% for Institutional Class shares, 0.76% for Administrative Class shares, and 0.86% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broader market.

»	Underweight exposure to the energy sector contributed to performance, as the sector underperformed the broader market.

»	Security selection in the retailer sector contributed to performance, as the Fund’s retail positions outperformed the broader sector.

»	Security selection in the consumer non-cyclical sector detracted from performance, as the Fund’s consumer non-cyclical positions underperformed the broader sector.

»	Underweight exposure to the telecommunications sector detracted from performance, as the sector outperformed the broader market.

»	Security selection in the energy sector detracted from performance, as the Fund’s energy positions underperformed the broader sector.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO High Yield Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$983.80	$3.20	$1,000.00	$1,021.98	$3.26	0.64%
Administrative Class	1,000.00	983.00	3.95	1,000.00	1,021.22	4.02	0.79
Advisor Class	1,000.00	982.50	4.45	1,000.00	1,020.72	4.53	0.89

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO High Yield Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2018	$7.87	$0.39	$(0.58)	$(0.19)	$(0.40)	$0.00	$(0.40)

12/31/2017	7.75	0.38	0.14	0.52	(0.40)	0.00	(0.40)

12/31/2016	7.26	0.40	0.49	0.89	(0.40)	0.00	(0.40)

12/31/2015	7.91	0.41	(0.52)	(0.11)	(0.42)	(0.12)	(0.54)

12/31/2014	8.07	0.42	(0.14)	0.28	(0.44)	0.00	(0.44)
Administrative Class

12/31/2018	7.87	0.38	(0.58)	(0.20)	(0.39)	0.00	(0.39)

12/31/2017	7.75	0.37	0.13	0.50	(0.38)	0.00	(0.38)

12/31/2016	7.26	0.38	0.50	0.88	(0.39)	0.00	(0.39)

12/31/2015	7.91	0.40	(0.52)	(0.12)	(0.41)	(0.12)	(0.53)

12/31/2014	8.07	0.41	(0.14)	0.27	(0.43)	0.00	(0.43)
Advisor Class

12/31/2018	7.87	0.37	(0.58)	(0.21)	(0.38)	0.00	(0.38)

12/31/2017	7.75	0.36	0.14	0.50	(0.38)	0.00	(0.38)

12/31/2016	7.26	0.37	0.51	0.88	(0.39)	0.00	(0.39)

12/31/2015	7.91	0.39	(0.52)	(0.13)	(0.40)	(0.12)	(0.52)

12/31/2014	8.07	0.40	(0.14)	0.26	(0.42)	0.00	(0.42)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Ratio of expenses to average net assets includes line of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.28	(2.50)%	$9,211	0.63	%(c)	0.63	%(c)	0.60%	0.60%	5.11%	17%

7.87	6.77	10,863	0.61	(c)	0.61	(c)	0.60	0.60	4.80	25

7.75	12.61	9,937	0.61	(c)	0.61	(c)	0.60	0.60	5.24	30

7.26	(1.50)	4,450	0.61	(c)	0.61	(c)	0.60	0.60	5.23	23

7.91	3.49	4,766	0.60	(c)	0.60	(c)	0.60	0.60	5.20	37

7.28	(2.65)	847,818	0.78	(c)	0.78	(c)	0.75	0.75	4.96	17

7.87	6.61	1,016,642	0.76	(c)	0.76	(c)	0.75	0.75	4.64	25

7.75	12.45	1,049,825	0.76	(c)	0.76	(c)	0.75	0.75	5.09	30

7.26	(1.64)	1,079,951	0.76	(c)	0.76	(c)	0.75	0.75	5.08	23

7.91	3.34	1,135,929	0.75	(c)	0.75	(c)	0.75	0.75	5.05	37

7.28	(2.75)	16,190	0.88	(c)	0.88	(c)	0.85	0.85	4.83	17

7.87	6.50	29,721	0.86	(c)	0.86	(c)	0.85	0.85	4.53	25

7.75	12.34	41,147	0.86	(c)	0.86	(c)	0.85	0.85	4.96	30

7.26	(1.74)	20,953	0.86	(c)	0.86	(c)	0.85	0.85	4.95	23

7.91	3.23	18,879	0.85	(c)	0.85	(c)	0.85	0.85	4.91	37

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities*	$806,308
Investments in Affiliates	81,295
Financial Derivative Instruments
Exchange-traded or centrally cleared	28
Deposits with counterparty	2,916
Foreign currency, at value	77
Receivable for investments sold	538
Receivable for Portfolio shares sold	755
Interest and/or dividends receivable	13,553
Dividends receivable from Affiliates	172
Prepaid expenses	17
Total Assets	905,659

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$30,266
Financial Derivative Instruments
Exchange-traded or centrally cleared	143
Over the counter	420
Payable for investments in Affiliates purchased	172
Payable for Portfolio shares redeemed	863
Accrued investment advisory fees	186
Accrued supervisory and administrative fees	260
Accrued distribution fees	4
Accrued servicing fees	107
Other liabilities	19
Total Liabilities	32,440

Net Assets	$873,219

Net Assets Consist of:

Paid in capital	$934,965
Distributable earnings (accumulated loss)	(61,746)

Net Assets	$873,219

Net Assets:

Institutional Class	$9,211
Administrative Class	847,818
Advisor Class	16,190

Shares Issued and Outstanding:

Institutional Class	1,266
Administrative Class	116,540
Advisor Class	2,225

Net Asset Value Per Share Outstanding:

Institutional Class	$7.28
Administrative Class	7.28
Advisor Class	7.28

Cost of investments in securities	$854,527
Cost of investments in Affiliates	$81,280
Cost of foreign currency held	$78
Cost or premiums of financial derivative instruments, net	$1,133

* Includes repurchase agreements of:	$503

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest	$54,933
Dividends from Investments in Affiliates	2,054
Total Income	56,987

Expenses:

Investment advisory fees	2,483
Supervisory and administrative fees	3,476
Servicing fees - Administrative Class	1,430
Distribution and/or servicing fees - Advisor Class	74
Trustee fees	29
Interest expense	301
Miscellaneous expense	11
Total Expenses	7,804

Net Investment Income (Loss)	49,183

Net Realized Gain (Loss):

Investments in securities	949
Investments in Affiliates	(68)
Net capital gain distributions received from Affiliate investments	12
Exchange-traded or centrally cleared financial derivative instruments	1,261
Over the counter financial derivative instruments	(889)
Short sales	18
Foreign currency	(7)

Net Realized Gain (Loss)	1,276

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(75,178)
Investments in Affiliates	14
Exchange-traded or centrally cleared financial derivative instruments	(1,265)
Over the counter financial derivative instruments	(247)
Foreign currency assets and liabilities	7

Net Change in Unrealized Appreciation (Depreciation)	(76,669)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(26,210)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$49,183	$51,469
Net realized gain (loss)	1,276	6,472
Net change in unrealized appreciation (depreciation)	(76,669)	13,750

Net Increase (Decrease) in Net Assets Resulting from Operations	(26,210)	71,691

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(525)	(525)
Administrative Class	(48,606)	(51,769)
Advisor Class	(1,472)	(1,937)

Total Distributions(a)	(50,603)	(54,231)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(107,194)	(61,143)

Total Increase (Decrease) in Net Assets	(184,007)	(43,683)

Net Assets:

Beginning of year	1,057,226	1,100,909
End of year	$873,219	$1,057,226

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.3%

CORPORATE BONDS & NOTES 92.1%

BANKING & FINANCE 8.2%

Ally Financial, Inc.
5.125% due 09/30/2024	$1,000	$995
7.500% due 09/15/2020	2,795	2,907
8.000% due 03/15/2020	1,607	1,667
8.000% due 11/01/2031	1,401	1,561

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023	500	479
5.500% due 01/15/2023	1,000	973

Barclays PLC
7.750% due 09/15/2023 •(d)(e)	1,000	964

BNP Paribas S.A.
7.375% due 08/19/2025 •(d)(e)	2,500	2,497

CIT Group, Inc.
5.000% due 08/15/2022 (g)	4,500	4,449
6.125% due 03/09/2028 (g)	500	499

Credit Agricole S.A.
7.875% due 01/23/2024 •(d)(e)	3,000	3,006

Credit Suisse Group AG
6.250% due 12/18/2024 •(d)(e)	2,000	1,897
7.500% due 07/17/2023 •(d)(e)	500	489

Equinix, Inc.
5.375% due 05/15/2027	1,500	1,470
5.875% due 01/15/2026	1,500	1,515

ESH Hospitality, Inc.
5.250% due 05/01/2025	2,000	1,865

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	1,250	1,172

Freedom Mortgage Corp.
8.250% due 04/15/2025	1,000	860

GLP Capital LP
5.375% due 11/01/2023	1,000	1,017
5.375% due 04/15/2026	750	744

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	1,000	980

Howard Hughes Corp.
5.375% due 03/15/2025	2,500	2,362

Intesa Sanpaolo SpA
5.017% due 06/26/2024	1,250	1,132
5.710% due 01/15/2026	1,000	918
7.700% due 09/17/2025 •(d)(e)	1,000	898

Jefferies Finance LLC
6.875% due 04/15/2022	1,500	1,466
7.375% due 04/01/2020	1,000	1,001

Lincoln Finance Ltd.
7.375% due 04/15/2021	750	762

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(d)(e)	5,000	4,836

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	1,000	910
5.625% due 05/01/2024	1,000	994

Navient Corp.
5.000% due 10/26/2020	1,000	960
5.875% due 10/25/2024	2,250	1,890
6.125% due 03/25/2024	2,500	2,156
6.500% due 06/15/2022	1,000	933
6.625% due 07/26/2021	500	484
6.750% due 06/25/2025	1,000	855
7.250% due 01/25/2022	500	484
8.000% due 03/25/2020	1,000	1,019

Provident Funding Associates LP
6.375% due 06/15/2025	750	683

Quicken Loans, Inc.
5.250% due 01/15/2028	1,500	1,333
5.750% due 05/01/2025	1,500	1,410

RHP Hotel Properties LP
5.000% due 04/15/2023	1,500	1,470

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(d)(e)	2,000	1,985

SBA Communications Corp.
4.875% due 09/01/2024	1,000	944

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale S.A.
7.875% due 12/18/2023 •(d)(e)	$2,000	$1,983

Springleaf Finance Corp.
5.625% due 03/15/2023	1,250	1,156
6.875% due 03/15/2025	1,250	1,122
7.125% due 03/15/2026	1,000	894

Tempo Acquisition LLC
6.750% due 06/01/2025	1,500	1,395

Vantiv LLC
4.375% due 11/15/2025	1,000	919

		71,360

INDUSTRIALS 75.2%

Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	1,000	953
6.500% due 03/01/2024	500	485

Adient Global Holdings Ltd.
4.875% due 08/15/2026	2,500	1,925

ADT Security Corp.
3.500% due 07/15/2022	1,000	929
4.125% due 06/15/2023	1,000	918
4.875% due 07/15/2032	1,000	745
6.250% due 10/15/2021	2,000	2,037

Advanced Disposal Services, Inc.
5.625% due 11/15/2024	1,500	1,474

AECOM
5.125% due 03/15/2027	1,000	860
5.875% due 10/15/2024	1,250	1,236

Air Medical Group Holdings, Inc.
6.375% due 05/15/2023	2,500	2,125

Alcoa Nederland Holding BV
6.125% due 05/15/2028	500	480
6.750% due 09/30/2024	500	510
7.000% due 09/30/2026	250	256

Allison Transmission, Inc.
5.000% due 10/01/2024	2,000	1,927

Altice Financing S.A.
6.625% due 02/15/2023	2,500	2,406
7.500% due 05/15/2026	1,000	915

Altice Finco S.A.
7.625% due 02/15/2025	1,000	834

Altice France S.A.
6.250% due 05/15/2024	3,000	2,809
7.375% due 05/01/2026	2,500	2,300
8.125% due 02/01/2027	1,000	945

Altice Luxembourg S.A.
7.625% due 02/15/2025 (g)	2,500	1,878
7.750% due 05/15/2022	2,500	2,284

AMC Networks, Inc.
4.750% due 12/15/2022	1,000	980
4.750% due 08/01/2025	500	455
5.000% due 04/01/2024	1,000	950

American Builders & Contractors Supply Co., Inc.
5.750% due 12/15/2023	1,000	992
5.875% due 05/15/2026	1,750	1,673

Amsted Industries, Inc.
5.000% due 03/15/2022	1,000	978
5.375% due 09/15/2024	1,000	948

Antero Resources Corp.
5.000% due 03/01/2025	1,000	910
5.125% due 12/01/2022	1,000	944
5.375% due 11/01/2021	1,250	1,211

Aramark Services, Inc.
5.000% due 02/01/2028	1,500	1,402
5.125% due 01/15/2024	1,500	1,489

Arconic, Inc.
5.125% due 10/01/2024	2,000	1,936
5.950% due 02/01/2037	1,000	930

Ardagh Packaging Finance PLC
6.000% due 02/15/2025	1,500	1,388
7.250% due 05/15/2024	2,000	2,002

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	1,000	910

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ashland LLC
4.750% due 08/15/2022	$2,000	$1,977
6.875% due 05/15/2043	1,000	990

Avon International Operations, Inc.
7.875% due 08/15/2022	1,000	990

B&G Foods, Inc.
5.250% due 04/01/2025 (g)	1,500	1,401

Ball Corp.
5.250% due 07/01/2025	1,750	1,750

Bausch Health Cos., Inc.
5.500% due 03/01/2023	2,500	2,289
5.500% due 11/01/2025	2,500	2,341
5.625% due 12/01/2021	389	383
5.875% due 05/15/2023	3,000	2,786
6.500% due 03/15/2022	500	505
7.000% due 03/15/2024	1,250	1,266
9.000% due 12/15/2025	1,000	999

BBA U.S. Holdings, Inc.
5.375% due 05/01/2026	875	831

BC Unlimited Liability Co.
4.250% due 05/15/2024	1,500	1,385
5.000% due 10/15/2025	3,000	2,767

BCD Acquisition, Inc.
9.625% due 09/15/2023	1,500	1,549

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025	5,000	4,412
6.375% due 10/01/2023	1,000	995

Berry Global, Inc.
4.500% due 02/15/2026	1,000	918
5.125% due 07/15/2023	1,000	993
6.000% due 10/15/2022	1,000	1,012

Boise Cascade Co.
5.625% due 09/01/2024	1,000	943

Bombardier, Inc.
7.500% due 12/01/2024	500	473
7.500% due 03/15/2025	2,000	1,892
7.750% due 03/15/2020	500	509
8.750% due 12/01/2021	2,000	2,067

Boyd Gaming Corp.
6.000% due 08/15/2026	750	704
6.375% due 04/01/2026	1,500	1,457
6.875% due 05/15/2023	1,000	1,014

Brink’s Co.
4.625% due 10/15/2027	1,000	915

Bruin E&P Partners LLC
8.875% due 08/01/2023	1,000	894

Builders FirstSource, Inc.
5.625% due 09/01/2024	2,000	1,862

BWAY Holding Co.
5.500% due 04/15/2024	2,500	2,359

Cablevision Systems Corp.
5.875% due 09/15/2022	2,000	1,970

Caesars Resort Collection LLC
5.250% due 10/15/2025	4,000	3,450

Callon Petroleum Co.
6.375% due 07/01/2026	2,000	1,870

Cascades, Inc.
5.500% due 07/15/2022	750	735

Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026	1,750	1,667

CBS Radio, Inc.
7.250% due 11/01/2024 (g)	1,500	1,402

CCO Holdings LLC
5.000% due 02/01/2028	1,000	923
5.125% due 02/15/2023	2,000	1,955
5.125% due 05/01/2023	2,000	1,950
5.125% due 05/01/2027	1,000	934
5.250% due 09/30/2022	2,000	1,986
5.375% due 05/01/2025	1,000	961
5.750% due 09/01/2023	2,750	2,743
5.750% due 02/15/2026	3,000	2,947
5.875% due 04/01/2024	1,000	997
5.875% due 05/01/2027	1,000	973

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Centene Corp.
4.750% due 01/15/2025	$1,000	$958
5.375% due 06/01/2026	500	488
5.625% due 02/15/2021	1,000	1,005
6.125% due 02/15/2024	1,000	1,026

Centennial Resource Production LLC
5.375% due 01/15/2026	2,000	1,870

CF Industries, Inc.
5.150% due 03/15/2034	2,000	1,690

Change Healthcare Holdings LLC
5.750% due 03/01/2025	3,000	2,809

Chemours Co.
6.625% due 05/15/2023	1,500	1,521
7.000% due 05/15/2025	1,500	1,519

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	2,500	2,369
5.875% due 03/31/2025	2,000	1,995
7.000% due 06/30/2024	1,500	1,586

Cheniere Energy Partners LP
5.250% due 10/01/2025	2,500	2,341
5.625% due 10/01/2026	500	469

Chesapeake Energy Corp.
6.125% due 02/15/2021	500	473
7.000% due 10/01/2024	500	435
8.000% due 01/15/2025	750	666
8.000% due 06/15/2027	250	211

Churchill Downs, Inc.
4.750% due 01/15/2028	2,000	1,819

Cirsa Finance International SARL
7.875% due 12/20/2023	1,000	994

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	2,000	2,000
7.625% due 03/15/2020	1,000	979

Clearwater Paper Corp.
4.500% due 02/01/2023	1,500	1,357

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	750	699
5.750% due 03/01/2025	500	451

CNX Midstream Partners LP
6.500% due 03/15/2026	1,000	955

CNX Resources Corp.
5.875% due 04/15/2022	1,000	963

CommScope Technologies LLC
5.000% due 03/15/2027	1,000	813
6.000% due 06/15/2025	1,250	1,144

CommScope, Inc.
5.000% due 06/15/2021	1,000	994
5.500% due 06/15/2024	1,250	1,148

Community Health Systems, Inc.
5.125% due 08/01/2021	1,000	933
6.250% due 03/31/2023	2,500	2,281
8.625% due 01/15/2024	1,000	990

Constellium NV
5.750% due 05/15/2024	1,000	925
5.875% due 02/15/2026	1,000	893
6.625% due 03/01/2025	750	698

Continental Resources, Inc.
5.000% due 09/15/2022	1,200	1,193

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	1,500	1,327

Core & Main LP
6.125% due 08/15/2025	3,000	2,677

Coty, Inc.
6.500% due 04/15/2026	1,500	1,294

Covey Park Energy LLC
7.500% due 05/15/2025	2,375	2,054

CPG Merger Sub LLC
8.000% due 10/01/2021	2,000	1,950

Crown Americas LLC
4.250% due 09/30/2026	1,000	901
4.500% due 01/15/2023	1,000	979
4.750% due 02/01/2026	1,000	951

CSC Holdings LLC
5.125% due 12/15/2021	1,000	983

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 06/01/2024	$2,000	$1,837
5.375% due 02/01/2028	500	461
5.500% due 05/15/2026	1,500	1,417
5.500% due 04/15/2027	1,000	933
6.625% due 10/15/2025	1,000	1,015
10.125% due 01/15/2023	1,000	1,078

DAE Funding LLC
5.000% due 08/01/2024	2,000	1,940

DaVita, Inc.
5.000% due 05/01/2025	2,000	1,822
5.125% due 07/15/2024	2,000	1,880

DCP Midstream Operating LP
5.375% due 07/15/2025	1,000	980

Dell International LLC
5.875% due 06/15/2021	500	501
7.125% due 06/15/2024	1,000	1,018

Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043	750	424
5.700% due 10/15/2039	1,000	620
7.875% due 08/15/2025	1,250	1,044

Diamond Resorts International, Inc.
7.750% due 09/01/2023	1,500	1,446

Diamondback Energy, Inc.
4.750% due 11/01/2024	1,000	970
5.375% due 05/31/2025	1,000	978

Digicel Group Ltd.
7.125% due 04/01/2022	1,000	473

Digicel Ltd.
6.000% due 04/15/2021	1,000	903

DISH DBS Corp.
5.000% due 03/15/2023	2,500	2,091
5.125% due 05/01/2020	1,000	990
5.875% due 07/15/2022	3,000	2,771
5.875% due 11/15/2024	2,000	1,617
6.750% due 06/01/2021	1,000	992
7.750% due 07/01/2026	1,250	1,037

DJO Finance LLC
8.125% due 06/15/2021	2,500	2,581
10.750% due 04/15/2020	500	501

DKT Finance ApS
9.375% due 06/17/2023	1,000	1,027

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,000	1,005

Eldorado Resorts, Inc.
6.000% due 09/15/2026	750	711
7.000% due 08/01/2023	1,000	1,030

EMC Corp.
3.375% due 06/01/2023	1,000	868

EMI Music Publishing Group North America Holdings, Inc.
7.625% due 06/15/2024	1,000	1,067

Endo Dac
6.000% due 07/15/2023	1,000	768
6.000% due 02/01/2025	1,250	903

Endo Finance LLC
5.375% due 01/15/2023	1,000	765
5.750% due 01/15/2022	1,000	838

Energizer Gamma Acquisition, Inc.
6.375% due 07/15/2026	1,000	920

Energizer Holdings, Inc.
5.500% due 06/15/2025	2,500	2,262

Energy Transfer LP
5.875% due 01/15/2024	500	512
7.500% due 10/15/2020	2,000	2,085

EnLink Midstream Partners LP
4.150% due 06/01/2025	1,500	1,355
5.450% due 06/01/2047	750	610

Ensco PLC
4.500% due 10/01/2024	1,500	983
5.200% due 03/15/2025	1,000	670
5.750% due 10/01/2044	2,000	1,128
7.750% due 02/01/2026	1,000	745

Entegris, Inc.
4.625% due 02/10/2026	2,000	1,850

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EW Scripps Co.
5.125% due 05/15/2025	$1,000	$920

Extraction Oil & Gas, Inc.
5.625% due 02/01/2026	250	184
7.375% due 05/15/2024	500	415

First Data Corp.
5.000% due 01/15/2024	3,000	2,899
5.750% due 01/15/2024	3,000	2,941

First Quality Finance Co., Inc.
4.625% due 05/15/2021	1,000	973
5.000% due 07/01/2025	750	673

First Quantum Minerals Ltd.
6.500% due 03/01/2024	1,000	834
7.000% due 02/15/2021	500	481
7.250% due 05/15/2022	1,000	931
7.500% due 04/01/2025	750	622

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	2,000	1,790

FMG Resources Pty. Ltd.
4.750% due 05/15/2022	250	238
5.125% due 05/15/2024	250	231

Freeport-McMoRan, Inc.
3.100% due 03/15/2020	1,000	980
3.550% due 03/01/2022	1,500	1,423
3.875% due 03/15/2023	2,000	1,855
4.000% due 11/14/2021	1,500	1,464
5.400% due 11/14/2034	2,500	1,981

Frontdoor, Inc.
6.750% due 08/15/2026	750	714

Gates Global LLC
6.000% due 07/15/2022	1,000	984

GCP Applied Technologies, Inc.
5.500% due 04/15/2026	2,000	1,955

Graphic Packaging International LLC
4.125% due 08/15/2024	500	473
4.875% due 11/15/2022	500	494

Gray Television, Inc.
5.125% due 10/15/2024	1,000	925

Griffon Corp.
5.250% due 03/01/2022	2,250	2,045

Grinding Media, Inc.
7.375% due 12/15/2023	1,000	973

Gulfport Energy Corp.
6.000% due 10/15/2024	1,500	1,335
6.375% due 05/15/2025	750	667
6.625% due 05/01/2023	1,000	950

Hanesbrands, Inc.
4.625% due 05/15/2024	2,000	1,885
4.875% due 05/15/2026	1,500	1,359

HCA Healthcare, Inc.
6.250% due 02/15/2021	3,000	3,075

HCA, Inc.
4.750% due 05/01/2023 (g)	2,000	1,975
5.000% due 03/15/2024 (g)	2,500	2,481
5.250% due 04/15/2025 (g)	2,000	1,995
5.250% due 06/15/2026 (g)	1,500	1,492
5.375% due 02/01/2025	2,000	1,955
5.500% due 06/15/2047	1,500	1,425
5.875% due 05/01/2023	1,750	1,776
7.500% due 02/15/2022	2,000	2,130

Hill-Rom Holdings, Inc.
5.000% due 02/15/2025	1,250	1,194

Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024	1,000	948
5.125% due 05/01/2026	1,375	1,323

Hilton Worldwide Finance LLC
4.625% due 04/01/2025	1,000	950
4.875% due 04/01/2027	750	706

HudBay Minerals, Inc.
7.250% due 01/15/2023	500	496
7.625% due 01/15/2025	500	491

Hughes Satellite Systems Corp.
5.250% due 08/01/2026	500	460
7.625% due 06/15/2021	1,000	1,040

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Huntsman International LLC
4.875% due 11/15/2020	$500	$504
5.125% due 11/15/2022	1,000	1,011

IHO Verwaltungs GmbH (4.500% Cash or 5.250% PIK)
4.500% due 09/15/2023 (a)	2,000	1,840

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (a)	2,000	1,751

Indigo Natural Resources LLC
6.875% due 02/15/2026	1,000	865

INEOS Group Holdings S.A.
5.625% due 08/01/2024 (g)	1,500	1,334

Informatica LLC
7.125% due 07/15/2023	1,000	979

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	1,000	875
8.000% due 02/15/2024	2,000	2,065

International Game Technology PLC
6.250% due 02/15/2022	2,000	2,015
6.250% due 01/15/2027	500	481
6.500% due 02/15/2025	1,500	1,485

IQVIA, Inc.
4.875% due 05/15/2023	2,000	1,970
5.000% due 10/15/2026	2,000	1,917

Jagged Peak Energy LLC
5.875% due 05/01/2026	1,500	1,402

Jaguar Holding Co.
6.375% due 08/01/2023	4,000	3,832

James Hardie International Finance DAC
5.000% due 01/15/2028	500	433

Jeld-Wen, Inc.
4.625% due 12/15/2025	2,250	1,974
4.875% due 12/15/2027	1,750	1,483

KAR Auction Services, Inc.
5.125% due 06/01/2025	1,000	908

KFC Holding Co.
4.750% due 06/01/2027	750	699
5.000% due 06/01/2024	1,000	968
5.250% due 06/01/2026	2,000	1,940

Kinetic Concepts, Inc.
7.875% due 02/15/2021	1,500	1,521
12.500% due 11/01/2021	1,250	1,344

L Brands, Inc.
5.625% due 02/15/2022	1,000	1,000

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	1,000	975
4.875% due 11/01/2026	1,000	965

Lennar Corp.
4.750% due 11/29/2027	1,250	1,133
5.000% due 06/15/2027	1,500	1,386
5.250% due 06/01/2026	1,250	1,183
5.375% due 10/01/2022	1,000	1,001
5.875% due 11/15/2024	750	753

Level 3 Financing, Inc.
5.125% due 05/01/2023	1,250	1,211
5.250% due 03/15/2026	1,000	918
5.375% due 01/15/2024	1,000	955
5.375% due 05/01/2025	1,000	940

Live Nation Entertainment, Inc.
4.875% due 11/01/2024	1,000	953

LKQ Corp.
4.750% due 05/15/2023	1,000	955

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	1,250	1,212

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (g)	1,000	695
5.625% due 10/15/2023 (g)	500	383
5.750% due 08/01/2022 (g)	1,500	1,297

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026	1,000	969

Masonite International Corp.
5.625% due 03/15/2023	1,600	1,558

Matador Resources Co.
5.875% due 09/15/2026	1,500	1,384

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Matterhorn Merger Sub LLC
8.500% due 06/01/2026	$2,000	$1,600

MDC Holdings, Inc.
6.000% due 01/15/2043	1,000	785

MDC Partners, Inc.
6.500% due 05/01/2024	750	686

MGM Resorts International
4.625% due 09/01/2026	1,000	903
5.750% due 06/15/2025	1,000	970
6.000% due 03/15/2023	2,000	2,015
6.625% due 12/15/2021	2,500	2,569
6.750% due 10/01/2020	1,000	1,030
7.750% due 03/15/2022	2,000	2,132
8.625% due 02/01/2019	1,000	1,006

MSCI, Inc.
5.250% due 11/15/2024	1,000	1,000
5.375% due 05/15/2027	500	491
5.750% due 08/15/2025	1,000	1,012

Murphy Oil Corp.
5.750% due 08/15/2025	500	468
6.875% due 08/15/2024	1,000	997

Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,000	1,009

Nabors Industries, Inc.
5.750% due 02/01/2025	2,000	1,520

NCI Building Systems, Inc.
8.000% due 04/15/2026	3,000	2,756

NCR Corp.
4.625% due 02/15/2021	1,500	1,466
5.000% due 07/15/2022	2,000	1,895
6.375% due 12/15/2023	500	486

Netflix, Inc.
4.375% due 11/15/2026 (g)	2,500	2,275
4.875% due 04/15/2028	1,500	1,372
5.875% due 02/15/2025	500	506

Newfield Exploration Co.
5.375% due 01/01/2026	3,000	2,947
5.625% due 07/01/2024	1,000	1,015

Nexstar Broadcasting, Inc.
5.625% due 08/01/2024	750	703
5.875% due 11/15/2022	750	750

NextEra Energy Operating Partners LP
4.250% due 09/15/2024	500	464
4.500% due 09/15/2027	750	670

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025	1,000	940

Nielsen Finance LLC
5.000% due 04/15/2022	1,750	1,680

Noble Holding International Ltd.
6.200% due 08/01/2040	375	236
7.875% due 02/01/2026	1,000	856

Novelis Corp.
5.875% due 09/30/2026	2,500	2,219
6.250% due 08/15/2024	1,000	943

Nufarm Australia Ltd.
5.750% due 04/30/2026	750	687

NXP BV
4.125% due 06/15/2020	1,000	998
4.625% due 06/01/2023	1,000	983

Olin Corp.
5.000% due 02/01/2030	750	660

Open Text Corp.
5.875% due 06/01/2026	1,500	1,474

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	6,750	6,109

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	2,000	1,875
5.250% due 08/15/2022	2,000	1,942
5.500% due 02/15/2024	1,250	1,209

Park-Ohio Industries, Inc.
6.625% due 04/15/2027	1,000	955

Party City Holdings, Inc.
6.125% due 08/15/2023	1,000	985
6.625% due 08/01/2026	500	456

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PDC Energy, Inc.
5.750% due 05/15/2026	$1,000	$893
6.125% due 09/15/2024	1,000	928

Penn National Gaming, Inc.
5.625% due 01/15/2027	500	449

Performance Food Group, Inc.
5.500% due 06/01/2024	500	486

PetSmart, Inc.
5.875% due 06/01/2025	750	546
7.125% due 03/15/2023	1,250	734

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026	1,000	987

Pilgrim’s Pride Corp.
5.750% due 03/15/2025	2,000	1,885
5.875% due 09/30/2027	1,000	910

Platform Specialty Products Corp.
5.875% due 12/01/2025	1,000	940
6.500% due 02/01/2022	2,000	2,007

Post Holdings, Inc.
5.000% due 08/15/2026	3,000	2,745
5.500% due 03/01/2025	1,000	964
5.625% due 01/15/2028	1,250	1,155
5.750% due 03/01/2027	2,000	1,885
8.000% due 07/15/2025	750	788

PQ Corp.
6.750% due 11/15/2022	750	776

Precision Drilling Corp.
7.750% due 12/15/2023	1,750	1,621

Prestige Brands, Inc.
5.375% due 12/15/2021	1,000	981
6.375% due 03/01/2024	1,000	970

Prime Security Services Borrower LLC
9.250% due 05/15/2023	2,000	2,067

Qorvo, Inc.
5.500% due 07/15/2026	1,250	1,197

Qualitytech LP
4.750% due 11/15/2025	1,500	1,410

Rackspace Hosting, Inc.
8.625% due 11/15/2024	1,000	783

Range Resources Corp.
4.875% due 05/15/2025	1,000	825
5.000% due 08/15/2022	750	674
5.000% due 03/15/2023	1,250	1,105

RBS Global, Inc.
4.875% due 12/15/2025	2,500	2,281

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026	1,250	1,208
8.250% due 11/15/2026	2,000	1,832

RegionalCare Hospital Partners Holdings, Inc.
8.250% due 05/01/2023	2,000	2,027

Revlon Consumer Products Corp.
6.250% due 08/01/2024	750	401

Reynolds Group Issuer, Inc.
5.125% due 07/15/2023	2,000	1,907
5.750% due 10/15/2020	1,454	1,452
6.875% due 02/15/2021	347	347
7.000% due 07/15/2024	1,000	954

Rite Aid Corp.
6.125% due 04/01/2023	1,500	1,191

Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021	1,000	973

Rowan Cos., Inc.
4.750% due 01/15/2024	1,000	760
4.875% due 06/01/2022	2,000	1,657
5.850% due 01/15/2044	1,000	630
7.375% due 06/15/2025	1,000	808

Sabre GLBL, Inc.
5.250% due 11/15/2023	500	496
5.375% due 04/15/2023	1,500	1,500

Schaeffler Finance BV
4.750% due 05/15/2023	1,250	1,203

Scientific Games International, Inc.
5.000% due 10/15/2025	1,500	1,342
6.250% due 09/01/2020	1,250	1,206
10.000% due 12/01/2022	1,500	1,524

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Scotts Miracle-Gro Co.
6.000% due 10/15/2023		$1,375	$1,375

Sealed Air Corp.
4.875% due 12/01/2022		500	497
5.125% due 12/01/2024		1,000	986
5.250% due 04/01/2023		1,500	1,511
5.500% due 09/15/2025		1,000	990

Sensata Technologies BV
4.875% due 10/15/2023		1,500	1,464
5.000% due 10/01/2025		1,000	945
5.625% due 11/01/2024		1,250	1,236

Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		1,500	1,513

ServiceMaster Co. LLC
5.125% due 11/15/2024		1,750	1,658

Sigma Holdco BV
5.750% due 05/15/2026	EUR	1,000	1,010
7.875% due 05/15/2026		$1,500	1,305

Simmons Foods, Inc.
5.750% due 11/01/2024		1,000	715
7.750% due 01/15/2024		500	505

Sinclair Television Group, Inc.
5.125% due 02/15/2027		1,000	888
5.625% due 08/01/2024		2,000	1,880

Sirius XM Radio, Inc.
5.000% due 08/01/2027		1,000	918
5.375% due 04/15/2025		2,000	1,902

Smurfit Kappa Treasury Funding DAC
7.500% due 11/20/2025		500	573

Sotera Health Holdings LLC
6.500% due 05/15/2023		1,000	960

Sotera Health Topco, Inc. (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (a)		1,000	943

Southwestern Energy Co.
6.200% due 01/23/2025		1,000	899
7.500% due 04/01/2026		1,500	1,425

Spectrum Brands, Inc.
5.750% due 07/15/2025		1,500	1,432
6.125% due 12/15/2024		1,000	968
6.625% due 11/15/2022		1,000	1,015

SPX FLOW, Inc.
5.625% due 08/15/2024		2,000	1,900
5.875% due 08/15/2026		2,000	1,870

Standard Industries, Inc.
4.750% due 01/15/2028		1,000	844
5.000% due 02/15/2027		1,000	878
5.375% due 11/15/2024 (g)		4,000	3,770
6.000% due 10/15/2025		2,000	1,926

Starfruit Finco BV
8.000% due 10/01/2026 (g)		2,000	1,855

Stars Group Holdings BV
7.000% due 07/15/2026		875	853

Station Casinos LLC
5.000% due 10/01/2025		1,000	908

Steel Dynamics, Inc.
5.000% due 12/15/2026		1,000	950
5.125% due 10/01/2021		1,000	1,000
5.500% due 10/01/2024		500	496

Suburban Propane Partners LP
5.750% due 03/01/2025		1,000	920

Sunoco LP
4.875% due 01/15/2023		750	733
5.500% due 02/15/2026		500	475
5.875% due 03/15/2028		500	469

T-Mobile USA, Inc.
4.500% due 02/01/2026		1,000	921
4.750% due 02/01/2028		1,000	909
5.125% due 04/15/2025		1,000	975
6.375% due 03/01/2025		2,000	2,030
6.500% due 01/15/2026		2,000	2,045

Team Health Holdings, Inc.
6.375% due 02/01/2025 (g)		2,750	2,258

Teck Resources Ltd.
4.500% due 01/15/2021		2,000	2,002

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 10/01/2035	$2,000	$1,920
6.250% due 07/15/2041	1,000	953
8.500% due 06/01/2024	500	537

TEGNA, Inc.
4.875% due 09/15/2021	500	490
5.500% due 09/15/2024	1,000	973

Teine Energy Ltd.
6.875% due 09/30/2022	1,000	975

Teleflex, Inc.
4.875% due 06/01/2026	750	720

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	1,400	1,274

Tempur Sealy International, Inc.
5.500% due 06/15/2026	2,250	2,064
5.625% due 10/15/2023	750	726

Tenet Healthcare Corp.
4.500% due 04/01/2021	1,000	978
4.625% due 07/15/2024	1,000	934
5.125% due 05/01/2025	2,000	1,870
6.000% due 10/01/2020	1,000	1,016
6.750% due 06/15/2023 (g)	1,500	1,414
7.500% due 01/01/2022	450	457
8.125% due 04/01/2022	2,000	2,012

Tennant Co.
5.625% due 05/01/2025	1,000	948

Terex Corp.
5.625% due 02/01/2025	1,000	933

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	750	690
3.150% due 10/01/2026	1,500	1,147

TopBuild Corp.
5.625% due 05/01/2026	2,000	1,840

TransDigm, Inc.
6.000% due 07/15/2022	500	489
6.375% due 06/15/2026	2,000	1,867
6.500% due 07/15/2024	1,500	1,464

Transocean Guardian Ltd.
5.875% due 01/15/2024	1,250	1,203

Transocean Pontus Ltd.
6.125% due 08/01/2025	1,000	970

Transocean, Inc.
6.800% due 03/15/2038	2,000	1,340
7.250% due 11/01/2025	1,000	878
7.500% due 01/15/2026	1,250	1,103
7.500% due 04/15/2031	2,500	1,906
9.000% due 07/15/2023	3,000	2,996

TreeHouse Foods, Inc.
4.875% due 03/15/2022	1,000	987
6.000% due 02/15/2024 (g)	1,000	994

Trinseo Materials Operating S.C.A.
5.375% due 09/01/2025	2,000	1,758

Triumph Group, Inc.
4.875% due 04/01/2021	1,500	1,354
7.750% due 08/15/2025	625	553

U.S. Concrete, Inc.
6.375% due 06/01/2024	2,000	1,850

U.S. Foods, Inc.
5.875% due 06/15/2024	1,250	1,220

United Rentals North America, Inc.
4.625% due 07/15/2023	1,000	985
4.625% due 10/15/2025	1,000	895
4.875% due 01/15/2028	1,000	880
5.500% due 07/15/2025	1,500	1,417
5.500% due 05/15/2027	1,500	1,395
5.875% due 09/15/2026	500	473
6.500% due 12/15/2026	500	494

Unitymedia GmbH
6.125% due 01/15/2025	1,000	1,010

Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025	3,000	2,946

Univar USA, Inc.
6.750% due 07/15/2023 (g)	1,000	991

Univision Communications, Inc.
5.125% due 05/15/2023	1,500	1,350
5.125% due 02/15/2025	4,000	3,520

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 09/15/2022	$438	$443

UPC Holding BV
5.500% due 01/15/2028	2,000	1,815

UPCB Finance Ltd.
5.375% due 01/15/2025	1,000	938

USA Compression Partners LP
6.875% due 04/01/2026	1,250	1,206

USG Corp.
4.875% due 06/01/2027	1,000	1,010
5.500% due 03/01/2025	1,250	1,264

Valeant Pharmaceuticals International
8.500% due 01/31/2027	1,500	1,459
9.250% due 04/01/2026	1,500	1,504

VeriSign, Inc.
4.625% due 05/01/2023	1,000	987
5.250% due 04/01/2025	1,000	994

Versum Materials, Inc.
5.500% due 09/30/2024	1,000	992

ViaSat, Inc.
5.625% due 09/15/2025	1,500	1,387

Videotron Ltd.
5.125% due 04/15/2027	750	711
5.375% due 06/15/2024	1,000	994

Viking Cruises Ltd.
5.875% due 09/15/2027	1,250	1,169

Virgin Media Finance PLC
5.750% due 01/15/2025	1,000	944
6.000% due 10/15/2024	1,500	1,446

Virgin Media Secured Finance PLC
5.250% due 01/15/2026	1,000	920

VOC Escrow Ltd.
5.000% due 02/15/2028	1,000	928

Wabash National Corp.
5.500% due 10/01/2025	2,000	1,722

Welbilt, Inc.
9.500% due 02/15/2024	1,000	1,074

WellCare Health Plans, Inc.
5.250% due 04/01/2025	1,250	1,208
5.375% due 08/15/2026	1,000	968

WESCO Distribution, Inc.
5.375% due 06/15/2024	1,000	946

West Street Merger Sub, Inc.
6.375% due 09/01/2025	3,000	2,670

Whiting Petroleum Corp.
5.750% due 03/15/2021	1,000	955
6.625% due 01/15/2026	500	431

WildHorse Resource Development Corp.
6.875% due 02/01/2025	1,000	950

Wind Tre SpA
5.000% due 01/20/2026	4,000	3,315

WMG Acquisition Corp.
5.000% due 08/01/2023	1,000	976
5.500% due 04/15/2026	1,000	958

WPX Energy, Inc.
5.750% due 06/01/2026	500	455
6.000% due 01/15/2022	500	489
8.250% due 08/01/2023	1,000	1,050

WR Grace & Co-Conn
5.125% due 10/01/2021	1,000	992
5.625% due 10/01/2024	1,000	999

Wynn Las Vegas LLC
5.250% due 05/15/2027	2,000	1,762
5.500% due 03/01/2025	1,000	935

Wynn Macau Ltd.
5.500% due 10/01/2027	1,000	873

XPO Logistics, Inc.
6.500% due 06/15/2022	1,125	1,119

Zayo Group LLC
5.750% due 01/15/2027	2,000	1,790
6.375% due 05/15/2025	1,000	934

Ziggo BV
5.500% due 01/15/2027	3,000	2,692

		656,694

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 8.7%

AmeriGas Partners LP
5.500% due 05/20/2025	$1,000	$920
5.750% due 05/20/2027	500	445

Antero Midstream Partners LP
5.375% due 09/15/2024	500	469

Blue Racer Midstream LLC
6.125% due 11/15/2022	2,000	1,940
6.625% due 07/15/2026	625	584

Calpine Corp.
5.250% due 06/01/2026	750	687
5.375% due 01/15/2023	2,500	2,350
5.750% due 01/15/2025	2,500	2,294

CenturyLink, Inc.
5.800% due 03/15/2022	2,000	1,935
6.450% due 06/15/2021	1,000	1,001

Clearway Energy Operating LLC
5.000% due 09/15/2026	1,000	902

Covanta Holding Corp.
5.875% due 03/01/2024	1,025	966
5.875% due 07/01/2025	1,000	924
6.000% due 01/01/2027	500	450

CrownRock LP
5.625% due 10/15/2025	2,500	2,259

Embarq Corp.
7.995% due 06/01/2036	1,000	910

Frontier Communications Corp.
6.875% due 01/15/2025 (g)	1,500	769
8.500% due 04/01/2026	750	658
10.500% due 09/15/2022	1,250	875
11.000% due 09/15/2025	750	471

Genesis Energy LP
5.625% due 06/15/2024	1,000	862
6.000% due 05/15/2023	1,250	1,159
6.500% due 10/01/2025	1,000	885
6.750% due 08/01/2022	1,000	980

Jonah Energy LLC
7.250% due 10/15/2025 (g)	1,250	813

NGL Energy Partners LP
6.125% due 03/01/2025	750	649
7.500% due 11/01/2023	500	483

NGPL PipeCo LLC
4.375% due 08/15/2022	625	616
4.875% due 08/15/2027	1,250	1,183

Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,281

NRG Energy, Inc.
6.250% due 05/01/2024	1,000	1,019
6.625% due 01/15/2027	1,500	1,517

NSG Holdings LLC
7.750% due 12/15/2025	1,205	1,277

Parsley Energy LLC
5.250% due 08/15/2025	1,000	910
5.375% due 01/15/2025	1,000	925

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 10/15/2027	$1,500	$1,371
6.250% due 06/01/2024	1,000	972

Sprint Capital Corp.
8.750% due 03/15/2032	2,500	2,644

Sprint Communications, Inc.
6.000% due 11/15/2022	1,500	1,476
7.000% due 03/01/2020	1,000	1,027
7.000% due 08/15/2020	1,000	1,026

Sprint Corp.
7.125% due 06/15/2024	1,750	1,739
7.250% due 09/15/2021	3,000	3,078
7.625% due 02/15/2025	2,000	2,005
7.625% due 03/01/2026	1,000	990
7.875% due 09/15/2023	4,000	4,115

Talen Energy Supply LLC
6.500% due 06/01/2025	1,000	715

Tallgrass Energy Partners LP
5.500% due 09/15/2024	2,000	1,975
5.500% due 01/15/2028	500	483

Targa Resources Partners LP
4.125% due 11/15/2019	750	745
4.250% due 11/15/2023	1,000	929
5.000% due 01/15/2028	1,000	907
5.250% due 05/01/2023	2,000	1,965
5.875% due 04/15/2026	1,000	977

Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	908

Telecom Italia SpA
5.303% due 05/30/2024	3,000	2,861

TerraForm Power Operating LLC
4.250% due 01/31/2023	1,000	937
5.000% due 01/31/2028	1,000	884
6.625% due 06/15/2025 Ø	500	507

Vistra Energy Corp.
7.375% due 11/01/2022	2,000	2,070
7.625% due 11/01/2024	1,000	1,057

Vistra Operations Co. LLC
5.500% due 09/01/2026	1,500	1,449

		76,180

Total Corporate Bonds & Notes (Cost $852,848)		804,234

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Bear Stearns ALT-A Trust
3.952% due 11/25/2036 ^~	403	358

Countrywide Alternative Loan Trust
2.700% due 05/20/2046 ^•	73	59

Countrywide Home Loan Mortgage Pass-Through Trust
3.146% due 03/25/2035 •	35	31
3.393% due 05/20/2036 ^~	198	185

GSR Mortgage Loan Trust
4.545% due 04/25/2035 ~	5	5

IndyMac Mortgage Loan Trust
6.000% due 07/25/2037 ^	335	322

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
3.676% due 12/25/2036 ^~	$262	$247

Washington Mutual Mortgage Pass-Through Certificates Trust
3.127% due 05/25/2046 ^•	25	21

Total Non-Agency Mortgage-Backed Securities (Cost $812)		1,228

ASSET-BACKED SECURITIES 0.0%

Credit-Based Asset Servicing & Securitization Trust
2.576% due 01/25/2037 ^•	80	35

Total Asset-Backed Securities (Cost $56)		35

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (f) 0.1%
		503

U.S. TREASURY BILLS 0.0%
2.332% due 01/31/2019 - 03/14/2019 (b)(c)(j)	309	308

Total Short-Term Instruments (Cost $811)		811

Total Investments in Securities (Cost $854,527)		806,308

	SHARES
INVESTMENTS IN AFFILIATES 9.3%

SHORT-TERM INSTRUMENTS 9.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.3%

PIMCO Short-Term Floating NAV Portfolio III	8,224,872	81,295

Total Short-Term Instruments (Cost $81,280)		81,295

Total Investments in Affiliates (Cost $81,280)		81,295

Total Investments 101.6% (Cost $935,807)		$887,603

Financial Derivative Instruments (h)(i) (0.1)% (Cost or Premiums, net $1,133)		(535)

Other Assets and Liabilities, net (1.5)%		(13,849)

Net Assets 100.0%		$873,219

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$503	U.S. Treasury Notes 2.875% due 09/30/2023	$(516)	$503	$503

Total Repurchase Agreements						$(516)	$503	$503

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	(0.375)%	11/29/2018	06/27/2020		$(388)	$(388)
	1.250	12/28/2018	TBD	(3)	(1,742)	(1,743)
	1.450	12/24/2018	TBD	(3)	(722)	(722)
	1.700	12/24/2018	TBD	(3)	(1,239)	(1,239)
	1.950	12/24/2018	TBD	(3)	(1,289)	(1,290)
	2.000	12/24/2018	TBD	(3)	(1,267)	(1,268)
BPS	3.220	12/24/2018	01/25/2019		(14,685)	(14,697)
BRC	(0.500)	12/18/2018	TBD	(3)	(1,204)	(1,204)
	0.000	11/07/2018	TBD	(3)	(1,375)	(1,375)
	0.000	12/13/2018	TBD	(3)	(2,164)	(2,164)
	1.000	12/24/2018	TBD	(3)	(792)	(792)
	1.250	12/28/2018	TBD	(3)	(1,312)	(1,311)
	1.750	12/24/2018	TBD	(3)	(949)	(949)
	2.150	12/24/2018	TBD	(3)	(475)	(475)
	2.350	12/24/2018	TBD	(3)	(649)	(649)

Total Reverse Repurchase Agreements						$(30,266)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(6,650)	$0	$(6,650)	$7,469	$819
BPS	0	(14,697)	0	(14,697)	16,662	1,965
BRC	0	(8,919)	0	(8,919)	9,345	426
FICC	503	0	0	503	(516)	(13)

Total Borrowings and Other Financing Transactions	$503	$(30,266)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(14,697)	$0	$(15,569)	$(30,266)

Total Borrowings	$0	$(14,697)	$0	$(15,569)	$(30,266)

Payable for reverse repurchase agreements					$(30,266)

(g)	Securities with an aggregate market value of $33,476 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(16,785) at a weighted average interest rate of 0.522%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February 2019 Futures	$119.000	01/25/2019	85	$85	$(21)	$(3)
Put - CBOT U.S. Treasury 10-Year Note February 2019 Futures	119.500	01/25/2019	73	73	(15)	(3)
Put - CBOT U.S. Treasury 10-Year Note February 2019 Futures	120.000	01/25/2019	21	21	(5)	(1)
Call - CBOT U.S. Treasury 10-Year Note February 2019 Futures	121.000	01/25/2019	85	85	(20)	(92)
Call - CBOT U.S. Treasury 10-Year Note February 2019 Futures	122.000	01/25/2019	94	94	(22)	(44)

Total Written Options					$(83)	$(143)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$10,000	$712	$(388)	$324	$13	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023	10,000	600	(381)	219	15	0

Total Swap Agreements					$1,312	$(769)	$543	$28	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$28	$ 28	$(143)	$0	$0	$(143)

Cash of $2,916 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
CBK	01/2019	EUR	664	$755	$0	$(6)

Total Forward Foreign Currency Contracts					$0	$(6)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD LIBOR	Maturity	03/20/2019	$10,000	$(15)	$(108)	$0	$(123)
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD LIBOR	Maturity	03/20/2019	5,000	(27)	(65)	0	(92)
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD LIBOR	Maturity	06/20/2019	5,000	(27)	(67)	0	(94)
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD LIBOR	Maturity	06/20/2019	5,000	(27)	(78)	0	(105)

Total Swap Agreements								$(96)	$(318)	$0	$(414)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(2)
BOA	$0	$0	$0	$0	$0	$0	$(123)	$(123)	$(123)	$308	$185
CBK	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
GST	0	0	0	0	0	0	(92)	(92)	(92)	0	(92)
JPM	0	0	0	0	0	0	(94)	(94)	(94)	0	(94)
MYC	0	0	0	0	0	0	(105)	(105)	(105)	0	(105)

Total Over the Counter	$0	$0	$0	$0	$(6)	$0	$(414)	$(420)

(j)

Securities with an aggregate market value of $308 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$28	$0	$0	$0	$28

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$143	$143

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6	$0	$6
Swap Agreements	0	0	0	0	414	414

	$0	$0	$0	$6	$414	$420

	$0	$0	$0	$6	$557	$563

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$197	$197
Futures	0	0	0	0	(134)	(134)
Swap Agreements	0	1,204	0	0	(6)	1,198

	$0	$1,204	$0	$0	$57	$1,261

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(392)	$0	$(392)
Written Options	0	50	0	0	50	100
Swap Agreements	0	0	0	0	(597)	(597)

	$0	$50	$0	$(392)	$(547)	$(889)

	$0	$1,254	$0	$(392)	$(490)	$372

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(60)	$(60)
Swap Agreements	0	(1,205)	0	0	0	(1,205)

	$0	$(1,205)	$0	$0	$(60)	$(1,265)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$125	$0	$125
Swap Agreements	0	0	0	0	(372)	(372)

	$0	$0	$0	$125	$(372)	$(247)

	$0	$(1,205)	$0	$125	$(432)	$(1,512)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$71,360	$0	$71,360
Industrials	0	656,694	0	656,694
Utilities	0	76,180	0	76,180
Non-Agency Mortgage-Backed Securities	0	1,228	0	1,228
Asset-Backed Securities	0	35	0	35
Short-Term Instruments
Repurchase Agreements	0	503	0	503
U.S. Treasury Bills	0	308	0	308

	$0	$806,308	$0	$806,308

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$81,295	$0	$0	$81,295

Total Investments	$81,295	$806,308	$0	$887,603

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$28	$0	$28

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(143)	0	(143)
Over the counter	0	(420)	0	(420)

	$0	$(563)	$0	$(563)

Total Financial Derivative Instruments	$0	$(535)	$0	$(535)

Totals	$81,295	$805,773	$0	$887,068

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO High Yield Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

ANNUAL REPORT	DECEMBER 31, 2018	23

Notes to Financial Statements (Cont.)

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing

Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered

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may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain

ANNUAL REPORT	DECEMBER 31, 2018	25

Notes to Financial Statements (Cont.)

(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds

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are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$20,022	$25,244	$(45,209)	$(61)	$4	$0	$274	$12

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$58,912	$363,780	$(341,400)	$(7)	$10	$81,295	$1,780	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans

ANNUAL REPORT	DECEMBER 31, 2018	27

Notes to Financial Statements (Cont.)

made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Line of Credit  The Portfolio entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Portfolio pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts. As of December 31, 2018, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Commitment, upfront and interest fees, if any, paid by the Portfolio are disclosed as part of the interest expense on the Statement of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$ 50,000,000	09/03/2019	$ 111,024

*	Maximum available commitment prior to renewal on September 4, 2018, for the Portfolio was $57,000,000. The agreement expires on September 3, 2019 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of

Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

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Notes to Financial Statements (Cont.)

Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(c) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap

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agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a

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Notes to Financial Statements (Cont.)

minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may

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involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

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Notes to Financial Statements (Cont.)

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement,

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collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.35%	0.35%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan

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Notes to Financial Statements (Cont.)

permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and

Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$5,815	$5,806	$147,400	$221,457

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	81	$627	101	$794

Administrative Class	16,429	126,024	37,857	297,942

Advisor Class	5,954	46,010	4,908	38,747
Issued as reinvestment of distributions

Institutional Class	69	525	66	525

Administrative Class	6,377	48,606	6,559	51,769

Advisor Class	193	1,472	245	1,937
Cost of shares redeemed

Institutional Class	(264)	(2,020)	(70)	(549)

Administrative Class	(35,438)	(269,894)	(50,789)	(399,872)

Advisor Class	(7,698)	(58,544)	(6,690)	(52,436)

Net increase (decrease) resulting from Portfolio share transactions	(14,297)	$(107,194)	(7,813)	$(61,143)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 67% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it. The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2018	37

Notes to Financial Statements (Cont.)

December 31, 2018

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO High Yield Portfolio	$5,458	$0	($49,708)	$0	($17,496)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO High Yield Portfolio	$0	$17,496

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO High Yield Portfolio	$937,289	$5,304	($55,010)	($49,706)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain options and forward contracts, realized and unrealized gain (loss) swap contracts, and Lehman securities.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO High Yield Portfolio	$50,603	$0	$0	$54,231	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

38	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2018	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	BRC	Barclays Bank PLC	GST	Goldman Sachs International

BOA	Bank of America N.A.	CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:

EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

DAC	Designated Activity Company	PIK	Payment-in-Kind	TBD	To-Be-Determined

40	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO High Yield Portfolio	0.00%	0.00%	$50,431	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

ANNUAL REPORT	DECEMBER 31, 2018	41

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2018	43

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

ANNUAL REPORT	DECEMBER 31, 2018	47

Approval of Investment Advisory Contract and Other Agreements (Cont.)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

ANNUAL REPORT	DECEMBER 31, 2018	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT12AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO Income Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO Income Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Income Portfolio	04/29/16	04/29/16	—	04/29/16	04/29/16	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO Income Portfolio

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2018†§

Corporate Bonds & Notes	28.5%

U.S. Treasury Obligations	21.6%

Asset-Backed Securities	19.2%

U.S. Government Agencies	11.2%

Short-Term Instruments‡	7.5%

Non-Agency Mortgage-Backed Securities	5.7%

Sovereign Issues	3.6%

Loan Participations and Assignments	2.5%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	Inception≈
PIMCO Income Portfolio Institutional Class	0.54%	5.45%
PIMCO Income Portfolio Administrative Class	0.39%	5.29%
PIMCO Income Portfolio Advisor Class	0.29%	5.19%
Bloomberg Barclays U.S. Aggregate Index±	0.01%	1.03%	♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 4/29/2016

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.67% for Institutional Class shares, 0.82% for Administrative Class shares, and 0.92% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Income Portfolio seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Portfolio will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing strategies that seek to optimize portfolio income (i.e., strategies that prioritize current income over total return). The capital appreciation sought by the Portfolio generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. interest rates contributed to performance, as U.S. interest rates decreased.

»	Positions in non-agency mortgage-backed securities contributed to performance, as total returns in these securities were positive.

»	A long U.S. dollar bias versus developed market currencies, including the Japanese yen and Australian dollar, contributed to performance, as the U.S. dollar appreciated.

»	Exposure to the U.S. cash rate contributed to performance, as the short-term rates continued to rise.

»	Long exposure to high yield and investment grade corporate credit detracted from performance, as spreads widened.

»	Long exposure to emerging market debt detracted from performance, as total returns were negative.

»	Long exposure to emerging market currencies (including the Argentine peso and Turkish lira) detracted from performance, as the currencies depreciated.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Income Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,009.70	$4.81	$1,000.00	$1,020.42	$4.84	0.95%
Administrative Class	1,000.00	1,008.90	5.57	1,000.00	1,019.66	5.60	1.10
Advisor Class	1,000.00	1,008.40	6.07	1,000.00	1,019.16	6.11	1.20

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO Income Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2018	$10.74	$0.45	$(0.40)	$0.05	$(0.35)	$(0.07)	$(0.42)

12/31/2017	10.19	0.36	0.47	0.83	(0.28)	0.00	(0.28)

04/29/2016 - 12/31/2016	10.00	0.18	0.41	0.59	(0.38)	(0.02)	(0.40)
Administrative Class

12/31/2018	10.74	0.40	(0.37)	0.03	(0.33)	(0.07)	(0.40)

12/31/2017	10.19	0.35	0.47	0.82	(0.27)	0.00	(0.27)

04/29/2016 - 12/31/2016	10.00	0.22	0.36	0.58	(0.37)	(0.02)	(0.39)
Advisor Class

12/31/2018	10.74	0.39	(0.37)	0.02	(0.32)	(0.07)	(0.39)

12/31/2017	10.19	0.33	0.48	0.81	(0.26)	0.00	(0.26)

04/29/2016 - 12/31/2016	10.00	0.20	0.37	0.57	(0.36)	(0.02)	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.37	0.54%	$1,382	0.89%		0.89%		0.65%		0.65%		4.29%		188%

10.74	8.24	29	0.67		0.67		0.65		0.65		3.38		206

10.19	5.92	26	0.65	*	0.69	*	0.65	*	0.69	*	2.69	*	203

10.37	0.39	96,244	1.04		1.04		0.80		0.80		3.83		188

10.74	8.08	85,702	0.82		0.82		0.80		0.80		3.27		206

10.19	5.82	17,864	0.80	*	0.84	*	0.80	*	0.84	*	3.19	*	203

10.37	0.29	181,869	1.14		1.14		0.90		0.90		3.73		188

10.74	7.97	170,758	0.92		0.92		0.90		0.90		3.13		206

10.19	5.74	168,696	0.90	*	0.94	*	0.90	*	0.94	*	2.92	*	203

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO Income Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities*	$365,264
Investments in Affiliates	5,549
Financial Derivative Instruments
Exchange-traded or centrally cleared	268
Over the counter	1,717
Cash	76
Deposits with counterparty	2,984
Foreign currency, at value	1,309
Receivable for investments sold	2,337
Receivable for TBA investments sold	44,009
Interest and/or dividends receivable	2,245
Dividends receivable from Affiliates	5
Reimbursement receivable from PIMCO	3
Total Assets	425,766

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$55,079
Payable for short sales	4,533
Financial Derivative Instruments
Exchange-traded or centrally cleared	175
Over the counter	1,744
Payable for investments purchased	514
Payable for investments in Affiliates purchased	5
Payable for TBA investments purchased	81,930
Payable for unfunded loan commitments	99
Deposits from counterparty	1,853
Payable for Portfolio shares redeemed	142
Accrued investment advisory fees	57
Accrued supervisory and administrative fees	91
Accrued distribution fees	37
Accrued servicing fees	12
Total Liabilities	146,271

Net Assets	$279,495

Net Assets Consist of:

Paid in capital	$274,637
Distributable earnings (accumulated loss)	4,858

Net Assets	$279,495

Net Assets:

Institutional Class	$1,382
Administrative Class	96,244
Advisor Class	181,869

Shares Issued and Outstanding:

Institutional Class	133
Administrative Class	9,284
Advisor Class	17,545

Net Asset Value Per Share Outstanding:

Institutional Class	$10.37
Administrative Class	10.37
Advisor Class	10.37

Cost of investments in securities	$363,323
Cost of investments in Affiliates	$5,549
Cost of foreign currency held	$1,295
Proceeds received on short sales	$4,472
Cost or premiums of financial derivative instruments, net	$(2,699)

* Includes repurchase agreements of:	$1,321

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Income Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest	$12,583
Dividends	2
Dividends from Investments in Affiliates	49
Total Income	12,634

Expenses:

Investment advisory fees	648
Supervisory and administrative fees	1,037
Servicing fees - Administrative Class	122
Distribution and/or servicing fees - Advisor Class	444
Trustee fees	7
Interest expense	626
Miscellaneous expense	13
Total Expenses	2,897
Waiver and/or Reimbursement by PIMCO	(7)
Net Expenses	2,890

Net Investment Income (Loss)	9,744

Net Realized Gain (Loss):

Investments in securities	(1,405)
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(1,480)
Over the counter financial derivative instruments	2,393
Short sales	(107)
Foreign currency	(434)

Net Realized Gain (Loss)	(1,032)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(9,115)
Exchange-traded or centrally cleared financial derivative instruments	395
Over the counter financial derivative instruments	850
Short sales	(6)
Foreign currency assets and liabilities	83

Net Change in Unrealized Appreciation (Depreciation)	(7,793)

Net Increase (Decrease) in Net Assets Resulting from Operations	$919

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO Income Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$9,744	$7,083
Net realized gain (loss)	(1,032)	1,767
Net change in unrealized appreciation (depreciation)	(7,793)	7,662

Net Increase (Decrease) in Net Assets Resulting from Operations	919	16,512

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(22)	(1)
Administrative Class	(3,271)	(1,437)
Advisor Class	(6,765)	(4,095)

Total Distributions(a)	(10,058)	(5,533)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	32,145	58,924

Total Increase (Decrease) in Net Assets	23,006	69,903

Net Assets:

Beginning of year	256,489	186,586
End of year	$279,495	$256,489

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Income Portfolio

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.3%

Altice France S.A.
6.455% due 08/14/2026	$100	$94

Avantor, Inc.
6.572% due 11/21/2024	47	46

Avolon Holdings Ltd.
4.470% due 01/15/2025	166	160

Axalta Coating Systems U.S. Holdings, Inc.
4.553% due 06/01/2024	10	9

Beacon Roofing Supply, Inc.
4.682% due 01/02/2025	20	19

BWAY Holding Co.
5.658% due 04/03/2024	20	19

Caesars Resort Collection LLC
5.272% due 12/22/2024	198	190

Community Health Systems, Inc.
5.957% due 01/27/2021	505	486

Concordia International Corp.
7.887% due 09/06/2024	100	95

Core & Main LP
5.707% - 5.738% due 08/01/2024	10	10

Cortes NP Acquisition Corp.
6.707% due 11/30/2023 «	75	69

Diamond Resorts Corp.
6.272% due 09/02/2023	98	91

Dubai World
1.750% - 2.000% due 09/30/2022	500	468

Envision Healthcare Corp.
6.273% due 10/10/2025	200	187

Financial & Risk U.S. Holdings, Inc.
6.272% due 10/01/2025	400	375

Forest City Enterprises LP
6.383% due 12/07/2025 «	100	98

Hilton Worldwide Finance LLC
4.256% due 10/25/2023	1,104	1,065

iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(b)	1,122	750
TBD% due 07/30/2019 ^(b)	170	114

Intelsat Jackson Holdings S.A.
6.256% due 11/27/2023	150	146
6.625% due 01/02/2024	57	57

KFC Holding Co.
4.220% due 04/03/2025	1,564	1,526

Las Vegas Sands LLC
4.272% due 03/27/2025	1,136	1,087

McDermott Technology Americas, Inc.
7.522% due 05/12/2025	14	13

Messer Industrie GmbH
TBD% due 10/01/2025	100	96

MH Sub LLC
6.254% due 09/13/2024	40	38

Multi Color Corp.
4.522% due 10/31/2024 «	7	7

NCI Building Systems, Inc.
6.175% due 04/12/2025 «	139	127

Neiman Marcus Group Ltd. LLC
5.630% due 10/25/2020	568	484

PetSmart, Inc.
5.380% due 03/11/2022	50	39

Post Holdings, Inc.
4.510% due 05/24/2024	12	12

RPI Finance Trust
4.522% due 03/27/2023	32	31

Sequa Mezzanine Holdings LLC
7.408% due 11/28/2021 «	209	200
11.520% due 04/28/2022 «	40	38

Sprint Communications, Inc.
5.063% due 02/02/2024	98	94

SS&C Technologies Holdings Europe SARL
4.772% due 04/16/2025	91	87

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SS&C Technologies, Inc.
4.772% due 04/16/2025		$258	$245

Starfruit Finco B.V
5.599% due 10/01/2025 «		100	94

TEX Operations Co. LLC
4.522% due 08/04/2023		40	39

Unitymedia Hessen GmbH & Co. KG
2.750% due 01/15/2027	EUR	100	114

Univision Communications, Inc.
5.272% due 03/15/2024		$99	90

Valeant Pharmaceuticals International, Inc.
5.129% due 11/27/2025		59	56
5.379% due 06/02/2025		5	5

West Corp.
6.527% due 10/10/2024		26	24

Total Loan Participations and Assignments (Cost $9,490)			9,094

CORPORATE BONDS & NOTES 37.8%

BANKING & FINANCE 20.3%

Aircastle Ltd.
5.500% due 02/15/2022		1,290	1,321
7.625% due 04/15/2020		1,400	1,465

Ally Financial, Inc.
4.250% due 04/15/2021		700	690
8.000% due 03/15/2020		200	207
8.000% due 11/01/2031		3	3

Ambac LSNI LLC
7.803% due 02/12/2023 •		369	371

American International Group, Inc.
5.750% due 04/01/2048 •		50	44

American Tower Corp.
3.000% due 06/15/2023		50	48
5.900% due 11/01/2021		1,110	1,174

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	200	216

Assurant, Inc.
4.200% due 09/27/2023		$22	22

Athene Holding Ltd.
4.125% due 01/12/2028		22	20

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		1,270	1,216
5.500% due 01/15/2023		70	68

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		8	8
4.350% due 04/20/2028		52	49
5.000% due 04/20/2048		30	26

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)	EUR	100	113

Bank of America Corp.
5.875% due 03/15/2028 •(h)		$1,012	923

Barclays Bank PLC
7.625% due 11/21/2022 (i)		800	830

Barclays PLC
1.500% due 09/03/2023	EUR	200	223
3.250% due 01/17/2033	GBP	100	113
4.009% (US0003M + 1.380%) due 05/16/2024 ~		$200	191
4.338% due 05/16/2024 •		200	195
4.375% due 01/12/2026		1,000	952
4.610% due 02/15/2023 •		200	198
6.500% due 09/15/2019 •(h)(i)	EUR	500	560
7.250% due 03/15/2023 •(h)(i)	GBP	400	511
7.750% due 09/15/2023 •(h)(i)		$600	579
7.875% due 09/15/2022 •(h)(i)	GBP	300	384
8.000% due 12/15/2020 •(h)(i)	EUR	400	487

BGC Partners, Inc.
5.375% due 07/24/2023		$2,200	2,234

Boston Properties LP
3.200% due 01/15/2025		17	16

Brighthouse Financial, Inc.
3.700% due 06/22/2027		34	29

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brixmor Operating Partnership LP
3.591% (US0003M + 1.050%) due 02/01/2022 ~		$64	$64

Brookfield Finance, Inc.
3.900% due 01/25/2028		36	34
4.700% due 09/20/2047		80	74

CBL & Associates LP
5.950% due 12/15/2026		4	3

CIT Group, Inc.
4.125% due 03/09/2021		24	24
5.250% due 03/07/2025		13	13

Citigroup, Inc.
3.740% (US0003M + 1.100%) due 05/17/2024 ~		180	176

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	200	235
6.625% due 06/29/2021 •(h)(i)		1,600	1,996

Credit Suisse Group AG
7.500% due 07/17/2023 •(h)(i)		$200	195

Crown Castle International Corp.
3.200% due 09/01/2024		12	11
3.650% due 09/01/2027		60	56

CTR Partnership LP
5.250% due 06/01/2025		28	27

Deutsche Bank AG
0.184% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	200	223
1.875% due 02/28/2020	GBP	100	126
2.700% due 07/13/2020		$74	72
3.406% (US0003M + 0.970%) due 07/13/2020 ~		77	75
4.250% due 02/04/2021		200	197
4.250% due 10/14/2021		1,370	1,340

Digital Realty Trust LP
3.700% due 08/15/2027		5	5

Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	11	12

EPR Properties
4.750% due 12/15/2026		$8	8
4.950% due 04/15/2028		10	10

Equinix, Inc.
2.875% due 03/15/2024	EUR	100	115
2.875% due 02/01/2026		100	109

ERP Operating LP
3.500% due 03/01/2028		$18	18

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		23	22

FCE Bank PLC
1.875% due 06/24/2021	EUR	300	343

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$118	111
6.750% due 03/15/2022		182	183

Freedom Mortgage Corp.
8.250% due 04/15/2025		5	4

GE Capital European Funding Unlimited Co.
2.250% due 07/20/2020	EUR	100	118

GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	100	130
4.375% due 07/31/2019		10	13

General Motors Financial Co., Inc.
3.550% due 04/09/2021		$22	22

GLP Capital LP
5.250% due 06/01/2025		30	30
5.300% due 01/15/2029		72	71

Goldman Sachs Group, Inc.
4.306% (US0003M + 1.600%) due 11/29/2023 ~		100	99

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		66	63

Howard Hughes Corp.
5.375% due 03/15/2025		63	60

HSBC Holdings PLC
3.240% (US0003M + 0.600%) due 05/18/2021 ~		200	197

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO Income Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.426% (US0003M + 0.650%) due 09/11/2021 ~		$1,600	$1,579
3.600% due 05/25/2023		230	229
4.156% (US0003M + 1.380%) due 09/12/2026 ~		200	197
4.292% due 09/12/2026 •		200	198
5.875% due 09/28/2026 •(h)(i)	GBP	200	244
6.500% due 03/23/2028 •(h)(i)		$200	182

Hudson Pacific Properties LP
3.950% due 11/01/2027		13	12

Hunt Cos., Inc.
6.250% due 02/15/2026		10	9

ING Groep NV
4.100% due 10/02/2023		200	200

International Lease Finance Corp.
6.250% due 05/15/2019		1,375	1,387

iStar, Inc.
4.625% due 09/15/2020		5	5
5.250% due 09/15/2022		19	18

JPMorgan Chase & Co.
3.390% (US0003M + 0.900%) due 04/25/2023 ~		234	231
3.411% (US0003M + 0.610%) due 06/18/2022 ~		520	515

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		28	26

KSA Sukuk Ltd.
2.894% due 04/20/2022		300	293

Life Storage LP
3.875% due 12/15/2027		10	10

Lifestorage LP
3.500% due 07/01/2026		900	845

Lloyds Bank PLC
3.300% due 05/07/2021		200	199

Lloyds Banking Group PLC
4.050% due 08/16/2023		200	198
7.000% due 06/27/2019 •(h)(i)	GBP	500	639
7.500% due 06/27/2024 •(h)(i)		$200	193
7.500% due 09/27/2025 •(h)(i)		400	387
7.625% due 06/27/2023 •(h)(i)	GBP	400	526
7.875% due 06/27/2029 •(h)(i)		750	1,028

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$2,700	2,702

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	198

MetLife, Inc.
5.875% due 03/15/2028 •(h)		6	6

National Australia Bank Ltd.
1.375% due 07/12/2019		300	298

Nationwide Building Society
3.766% due 03/08/2024 •		200	193
4.302% due 03/08/2029 •		200	188
4.363% due 08/01/2024 •		1,290	1,265

Navient Corp.
5.000% due 10/26/2020		4	4
5.875% due 03/25/2021		1,100	1,057
6.500% due 06/15/2022		150	140

Newmark Group, Inc.
6.125% due 11/15/2023		32	32

Nissan Motor Acceptance Corp.
2.350% due 03/04/2019		600	599

Nykredit Realkredit A/S
2.500% due 10/01/2047	DKK	914	147

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		$16	16

Physicians Realty LP
3.950% due 01/15/2028		24	23

Provident Funding Associates LP
6.375% due 06/15/2025		9	8

QNB Finance Ltd.
4.015% (US0003M + 1.570%) due 07/18/2021 ~		200	201
4.068% (US0003M + 1.450%) due 08/11/2021 ~		1,400	1,396

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Scotland Group PLC
3.498% due 05/15/2023 •		$200	$192
3.875% due 09/12/2023		200	192
4.086% (US0003M + 1.470%) due 05/15/2023 ~		200	194
5.076% due 01/27/2030 •		200	193
7.500% due 08/10/2020 •(h)(i)		200	198
8.000% due 08/10/2025 •(h)(i)		1,800	1,800
8.625% due 08/15/2021 •(h)(i)		200	207

Santander Holdings USA, Inc.
3.400% due 01/18/2023		24	23
3.700% due 03/28/2022		17	17
4.400% due 07/13/2027		21	20
4.450% due 12/03/2021		53	54

Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(h)(i)	GBP	1,950	2,502

Santander UK PLC
3.400% due 06/01/2021		$200	199

SBA Tower Trust
2.877% due 07/15/2046		900	884

SL Green Operating Partnership LP
3.250% due 10/15/2022		8	8

Societe Generale S.A.
7.375% due 10/04/2023 •(h)(i)		300	280

Springleaf Finance Corp.
5.625% due 03/15/2023		500	462
6.125% due 05/15/2022		234	228
6.875% due 03/15/2025		29	26
8.250% due 12/15/2020		1,700	1,764

Starwood Property Trust, Inc.
4.750% due 03/15/2025		30	27

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	100	124

STORE Capital Corp.
4.500% due 03/15/2028		$16	15

UBS Group Funding Switzerland AG
5.750% due 02/19/2022 •(h)(i)	EUR	1,650	2,009

UDR, Inc.
3.500% due 01/15/2028		$11	10
4.625% due 01/10/2022		3	3

UniCredit SpA
7.830% due 12/04/2023		1,490	1,560

VEREIT Operating Partnership LP
3.950% due 08/15/2027		20	19

VICI Properties LLC
8.000% due 10/15/2023		474	512

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	1,300	1,479

Vornado Realty LP
3.500% due 01/15/2025		$14	13

Wells Fargo & Co.
3.597% (US0003M + 1.110%) due 01/24/2023 ~		1,500	1,486

Welltower, Inc.
3.950% due 09/01/2023		20	20
4.250% due 04/15/2028		22	22

WeWork Cos., Inc.
7.875% due 05/01/2025		30	27

			56,762

INDUSTRIALS 12.6%

AbbVie, Inc.
3.375% due 11/14/2021		100	100
3.750% due 11/14/2023		70	70
4.250% due 11/14/2028		6	6

Air Canada Pass-Through Trust
3.600% due 09/15/2028		648	624
3.700% due 07/15/2027		10	10

Altice Financing S.A.
5.250% due 02/15/2023	EUR	2,630	3,046

Altice France S.A.
6.250% due 05/15/2024		$200	187

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 05/01/2026		$1,700	$1,564

Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	200	214

American Airlines Pass-Through Trust
3.350% due 04/15/2031		$19	18
4.000% due 01/15/2027		750	746

Andeavor Logistics LP
3.500% due 12/01/2022		4	4
4.250% due 12/01/2027		6	6

Aptiv PLC
3.150% due 11/19/2020		696	691

Arrow Electronics, Inc.
3.250% due 09/08/2024		12	11

Bacardi Ltd.
4.450% due 05/15/2025		100	99
4.700% due 05/15/2028		100	96

Bausch Health Cos., Inc.
5.500% due 11/01/2025		10	9
6.500% due 03/15/2022		129	130
7.000% due 03/15/2024		56	57

Bayer U.S. Finance LLC
2.750% due 07/15/2021		4	4
3.452% (US0003M + 0.630%) due 06/25/2021 ~		200	197

BC Unlimited Liability Co.
4.250% due 05/15/2024		89	82

British Airways Pass-Through Trust
4.625% due 12/20/2025		234	240

Broadcom Corp.
3.000% due 01/15/2022		158	152
3.625% due 01/15/2024		16	15
3.875% due 01/15/2027		59	53

Campbell Soup Co.
3.288% (US0003M + 0.500%) due 03/16/2020 ~		50	50
3.418% (US0003M + 0.630%) due 03/15/2021 ~		40	39

Charter Communications Operating LLC
3.579% due 07/23/2020		1,300	1,299
4.191% (US0003M + 1.650%) due 02/01/2024 ~		268	264
4.200% due 03/15/2028		54	51
4.500% due 02/01/2024		22	22

Cigna Corp.
3.138% (US0003M + 0.350%) due 03/17/2020 ~		1,070	1,063

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		78	78
7.625% due 03/15/2020		50	49

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		14	13

Comcast Corp.
3.038% (US0003M + 0.630%) due 04/15/2024 ~		72	70
3.127% (US0003M + 0.330%) due 10/01/2020 ~		68	68
3.237% (US0003M + 0.440%) due 10/01/2021 ~		24	24

Community Health Systems, Inc.
5.125% due 08/01/2021		504	470
6.250% due 03/31/2023		696	635
8.625% due 01/15/2024		363	359

CVS Pass-Through Trust
5.789% due 01/10/2026		271	281

DAE Funding LLC
4.000% due 08/01/2020		254	248
4.500% due 08/01/2022		28	27
5.000% due 08/01/2024		62	60
5.250% due 11/15/2021		100	99
5.750% due 11/15/2023		100	99

Diamond Resorts International, Inc.
7.750% due 09/01/2023		312	301

Discovery Communications LLC
2.950% due 03/20/2023		14	13

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.950% due 03/20/2028		$18	$17

DISH DBS Corp.
7.875% due 09/01/2019		592	606

EMC Corp.
2.650% due 06/01/2020		1,350	1,297

Energy Transfer Operating LP
4.200% due 09/15/2023		28	28
4.950% due 06/15/2028		40	39
6.000% due 06/15/2048		8	8

Energy Transfer Partners LP
5.000% due 10/01/2022		1,050	1,072

EQT Corp.
3.567% (US0003M + 0.770%) due 10/01/2020 ~		37	36

Equifax, Inc.
3.486% (US0003M + 0.870%) due 08/15/2021 ~		34	34
3.600% due 08/15/2021		12	12

Exela Intermediate LLC
10.000% due 07/15/2023		43	41

General Electric Co.
0.375% due 05/17/2022	EUR	100	108
2.200% due 01/09/2020		$31	31
3.100% due 01/09/2023		30	28
3.450% due 05/15/2024		1	1
5.000% due 01/21/2021 •(h)		527	404
5.550% due 05/04/2020		14	14
5.550% due 01/05/2026		166	163
5.875% due 01/14/2038		8	8
6.150% due 08/07/2037		1	1
6.875% due 01/10/2039		18	19

General Mills, Inc.
2.976% (US0003M + 0.540%) due 04/16/2021 ~		51	50
3.200% due 04/16/2021		9	9

HCA, Inc.
5.875% due 03/15/2022		1,230	1,264

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		52	50

Hyundai Capital America
3.601% due 09/18/2020 •		72	72

iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(b)		836	564
9.000% due 03/01/2021 ^(b)		2,000	1,350
9.000% due 09/15/2022 ^(b)		82	55
10.625% due 03/15/2023 ^(b)		251	169
11.250% due 03/01/2021 ^(b)		188	123

IHS Markit Ltd.
4.000% due 03/01/2026		2	2

Imperial Brands Finance PLC
3.750% due 07/21/2022		1,300	1,291

Incitec Pivot Finance LLC
6.000% due 12/10/2019		8	8

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		60	52

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		180	158
8.000% due 02/15/2024		126	130
8.500% due 10/15/2024		169	165
9.750% due 07/15/2025		42	42

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		164	150

Keurig Dr Pepper, Inc.
3.200% due 11/15/2021		706	694

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		34	33

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	12	18

Molson Coors Brewing Co.
2.100% due 07/15/2021		$1,000	965

NetApp, Inc.
3.300% due 09/29/2024		6	6

Netflix, Inc.
4.625% due 05/15/2029	EUR	100	113

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021		$1,350	$1,367

Nokia Oyj
4.375% due 06/12/2027		14	13

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		395	388

ONEOK Partners LP
3.375% due 10/01/2022		11	11

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		111	100

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		36	35
4.500% due 03/15/2023		93	87
5.250% due 08/15/2022		60	58
5.500% due 02/15/2024		31	30

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		930	920

Pernod Ricard S.A.
4.450% due 01/15/2022		1,440	1,470

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(b)		385	58
5.500% due 04/12/2037 ^(b)		382	59
6.000% due 05/16/2024 ^(b)		141	22
6.000% due 11/15/2026 ^(b)		63	9
9.750% due 05/17/2035 ^(b)		100	19

Petroleos Mexicanos
6.500% due 03/13/2027		60	57
6.750% due 09/21/2047		10	8

PetSmart, Inc.
5.875% due 06/01/2025		38	28

Radiate Holdco LLC
6.875% due 02/15/2023		30	27

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	100	112
6.250% due 05/15/2026		$50	48

Sands China Ltd.
5.125% due 08/08/2025		200	198
5.400% due 08/08/2028		200	194

Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		7	6

Sky Ltd.
3.125% due 11/26/2022		2	2

SoftBank Group Corp.
4.000% due 04/20/2023	EUR	300	355

Southern Co.
2.350% due 07/01/2021		$1,200	1,167

Spirit Issuer PLC
6.582% due 03/28/2025	GBP	405	522

Sprint Spectrum Co. LLC
5.152% due 09/20/2029		$400	394

Sunoco LP
4.875% due 01/15/2023		20	20

Syngenta Finance NV
3.698% due 04/24/2020		200	199

T-Mobile USA, Inc.
4.750% due 02/01/2028		8	7

Tech Data Corp.
3.700% due 02/15/2022		10	10
4.950% due 02/15/2027		12	11

Tenet Healthcare Corp.
4.625% due 07/15/2024		86	80

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		8	8

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		8	8
3.250% due 04/15/2022	EUR	100	116

Textron, Inc.
3.168% (US0003M + 0.550%) due 11/10/2020 ~		$110	109

Triumph Group, Inc.
4.875% due 04/01/2021		24	22
5.250% due 06/01/2022		12	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Technologies Corp.
3.279% (US0003M + 0.650%) due 08/16/2021 ~		$30	$30
3.650% due 08/16/2023		80	80
4.125% due 11/16/2028		74	74

Univision Communications, Inc.
5.125% due 05/15/2023		283	255
5.125% due 02/15/2025		538	473

UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	100	109

VMware, Inc.
2.300% due 08/21/2020		$26	25
2.950% due 08/21/2022		34	32
3.900% due 08/21/2027		20	18

VOC Escrow Ltd.
5.000% due 02/15/2028		22	20

Wabtec Corp.
3.838% (US0003M + 1.050%) due 09/15/2021 ~		43	43

Western Digital Corp.
4.750% due 02/15/2026		110	96

Wyndham Destinations, Inc.
3.900% due 03/01/2023		4	4
4.250% due 03/01/2022		2	2
5.400% due 04/01/2024		11	11
5.750% due 04/01/2027		47	43

Yara International ASA
4.750% due 06/01/2028		46	46

			35,339

UTILITIES 4.9%

AT&T, Inc.
3.386% (US0003M + 0.950%) due 07/15/2021 ~		197	196
3.956% (US0003M + 1.180%) due 06/12/2024 ~		72	70
4.900% due 08/15/2037		134	125
5.000% due 03/01/2021		3	3

CenturyLink, Inc.
5.625% due 04/01/2020		1,200	1,199

China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020		600	597

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		550	546

Enable Midstream Partners LP
4.950% due 05/15/2028		25	24

FirstEnergy Corp.
2.850% due 07/15/2022		1,400	1,366

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		800	809
6.510% due 03/07/2022		500	523
9.250% due 04/23/2019		2,400	2,435

ITC Holdings Corp.
2.700% due 11/15/2022		14	14

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		6	6

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		5	5

ONEOK, Inc.
4.250% due 02/01/2022		1,200	1,212
4.550% due 07/15/2028		34	34
5.200% due 07/15/2048		20	19

Pacific Gas & Electric Co.
2.450% due 08/15/2022		39	35
2.950% due 03/01/2026		22	18
3.250% due 09/15/2021		24	22
3.250% due 06/15/2023		4	4
3.500% due 10/01/2020		55	53
3.750% due 02/15/2024		2	2
3.750% due 08/15/2042		8	6
4.250% due 05/15/2021		16	15
4.450% due 04/15/2042		5	4

Petrobras Global Finance BV
5.999% due 01/27/2028		397	375

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO Income Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 01/17/2022		$394	$405
6.250% due 12/14/2026	GBP	700	925
7.375% due 01/17/2027		$330	340
8.750% due 05/23/2026		68	76

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021		2	2

Southern California Edison Co.
3.650% due 03/01/2028		4	4
5.750% due 04/01/2035		4	4
6.000% due 01/15/2034		2	2
6.650% due 04/01/2029		12	13

Sprint Capital Corp.
6.900% due 05/01/2019		121	122

Sprint Communications, Inc.
7.000% due 08/15/2020		800	821

Sprint Corp.
7.250% due 09/15/2021		1,130	1,159
7.625% due 03/01/2026		43	43

Telstra Corp. Ltd.
4.800% due 10/12/2021		2	2

Transocean Phoenix Ltd.
7.750% due 10/15/2024		10	10

Transocean Proteus Ltd.
6.250% due 12/01/2024		2	2

Verizon Communications, Inc.
5.250% due 03/16/2037		39	41

			13,688

Total Corporate Bonds & Notes (Cost $108,029)			105,789

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024		104	130

Total Convertible Bonds & Notes (Cost $195)			130

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.2%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		40	43
6.725% due 04/01/2035		10	11
7.350% due 07/01/2035		10	11

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		355	339

			404

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2037 ^(b)		15	8

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(b)		5	3
5.700% due 07/01/2023 ^(b)		25	13

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(b)		10	5
6.000% due 07/01/2039 ^(b)		5	3

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(b)		25	14
6.500% due 07/01/2040 ^(b)		5	3

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(b)		55	29
5.500% due 07/01/2039 ^(b)		75	40

			118

Total Municipal Bonds & Notes (Cost $475)			522

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 14.9%

Fannie Mae
3.000% due 08/01/2027 - 09/01/2027		$519	$521

Fannie Mae, TBA
3.000% due 02/01/2034		1,000	997
3.500% due 01/01/2049 - 02/01/2049		8,700	8,698
4.000% due 01/01/2049 - 02/01/2049		19,700	20,075

Freddie Mac, TBA
3.000% due 01/01/2049		10,000	9,748

Ginnie Mae
2.914% due 04/20/2066 •		1,267	1,268
5.137% due 09/20/2066 ~		366	407

Total U.S. Government Agencies (Cost $41,293)			41,714

U.S. TREASURY OBLIGATIONS 28.6%

U.S. Treasury Bonds
2.875% due 11/15/2046		1,400	1,364
3.000% due 08/15/2048		10	10

U.S. Treasury Inflation Protected Securities (g)
0.750% due 07/15/2028		2,216	2,171

U.S. Treasury Notes
1.375% due 04/30/2021 (k)		2,800	2,731
1.750% due 11/30/2021 (m)		1,900	1,862
1.750% due 03/31/2022		700	685
1.750% due 05/15/2022 (o)		700	684
1.750% due 09/30/2022		1,400	1,363
1.750% due 05/15/2023		1,400	1,357
1.875% due 01/31/2022 (k)		11,200	11,003
1.875% due 02/28/2022 (k)		3,100	3,044
1.875% due 08/31/2022		1,400	1,370
1.875% due 08/31/2024 (k)		1,100	1,062
2.000% due 07/31/2022		900	886
2.000% due 05/31/2024		1,300	1,265
2.000% due 06/30/2024		2,300	2,237
2.125% due 12/31/2021 (k)		3,600	3,565
2.125% due 06/30/2022		2,400	2,372
2.125% due 02/29/2024		1,500	1,472
2.125% due 07/31/2024		1,100	1,076
2.125% due 09/30/2024 (k)		3,200	3,128
2.250% due 12/31/2023 (k)		7,630	7,535
2.250% due 01/31/2024 (o)		370	365
2.250% due 10/31/2024 (k)		6,600	6,492
2.250% due 11/15/2024 (k)		2,600	2,556
2.375% due 05/15/2027 (k)		556	545
2.500% due 05/15/2024 (k)		4,000	3,994
2.500% due 01/31/2025 (k)		13,800	13,752
2.750% due 02/15/2024 (o)		100	101

Total U.S. Treasury Obligations (Cost $80,896)			80,047

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.6%

American Home Mortgage Investment Trust
7.100% due 06/25/2036 Ø		6,460	2,362

Banc of America Alternative Loan Trust
6.000% due 01/25/2035		196	196

Chase Mortgage Finance Trust
4.224% due 12/25/2035 ^~		1,892	1,837

Eurosail PLC
1.850% due 06/13/2045 •	GBP	2,199	2,738

Grifonas Finance PLC
0.014% due 08/28/2039 •	EUR	1,357	1,375

HarborView Mortgage Loan Trust
2.710% due 03/19/2036 ^•		$95	88

Juno Eclipse Ltd.
0.000% due 11/20/2022 •	EUR	570	647

MASTR Adjustable Rate Mortgages Trust
3.056% due 09/25/2037 •		$11,500	5,248

OBX Trust
3.356% due 04/25/2048 •		2,293	2,290

Ripon Mortgages PLC
1.689% due 08/20/2056 •	GBP	1,249	1,585

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
3.500% due 03/25/2033 ~	$99	$100

Washington Mutual Mortgage Pass-Through Certificates Trust
3.007% due 10/25/2046 •	3,911	2,717

Wells Fargo Mortgage-Backed Securities Trust
4.869% due 01/25/2035 ~	10	11

Total Non-Agency Mortgage-Backed Securities (Cost $21,349)		21,194

ASSET-BACKED SECURITIES 25.5%

Aegis Asset-Backed Securities Trust
2.676% due 01/25/2037 •	5,866	4,620

ALESCO Preferred Funding Ltd.
3.304% due 12/23/2034 •	740	702

Ameriquest Mortgage Securities Trust
2.846% due 04/25/2036 •	2,400	2,361

Arbor Realty Commercial Real Estate Notes Ltd.
3.445% due 08/15/2027 •	1,400	1,396

Aspen Funding Ltd.
4.014% due 07/10/2037 •	328	327

Asset-Backed Funding Certificates Trust
2.646% due 11/25/2036 •	5,029	3,367

Citigroup Mortgage Loan Trust
2.666% due 12/25/2036 •	2,042	1,307

Citigroup Mortgage Loan Trust, Inc.
2.766% due 03/25/2037 •	33	30

Countrywide Asset-Backed Certificates
2.726% due 05/25/2037 •	2,800	2,663
2.726% due 06/25/2047 •	900	858

Countrywide Asset-Backed Certificates Trust
3.036% due 05/25/2036 •	9,800	9,222

EFS Volunteer LLC
3.340% due 10/25/2035 •	1,287	1,290

First Franklin Mortgage Loan Trust
2.626% due 12/25/2036 •	852	807

Flatiron CLO Ltd.
3.609% due 01/17/2026 •	1,014	1,013

Harley Marine Financing LLC
5.682% due 05/15/2043	98	70

Home Equity Mortgage Loan Asset-Backed Trust
2.806% due 03/25/2036 •	5,000	4,523

HSI Asset Securitization Corp. Trust
2.616% due 12/25/2036 •	1,234	448
2.646% due 01/25/2037 •	4,016	3,211

IXIS Real Estate Capital Trust
2.656% due 01/25/2037 •	4,316	2,113

JPMorgan Mortgage Acquisition Trust
2.756% due 07/25/2036 •	2,400	2,372

Legacy Mortgage Asset Trust
4.256% due 01/28/2070 •	3,961	4,035

LP Credit Card ABS Master Trust
3.830% due 08/20/2024 •	1,229	1,232

Merrill Lynch Mortgage Investors Trust
2.576% due 04/25/2047 •	6,866	4,059

Morgan Stanley ABS Capital, Inc. Trust
2.576% due 10/25/2036 •	2,805	1,758
2.586% due 11/25/2036 •	6,058	4,123
2.776% due 03/25/2036 •	1,948	1,911

Option One Mortgage Loan Trust
2.866% due 01/25/2036 •	5,000	4,438

Saxon Asset Securities Trust
4.256% due 12/25/2037 •	2,067	2,063

SoFi Consumer Loan Program Trust
3.200% due 08/25/2027	1,954	1,951

Symphony CLO Ltd.
3.716% due 07/14/2026 •	1,846	1,846

Trapeza CDO Ltd.
2.900% due 01/25/2035 •	1,162	1,103

Total Asset-Backed Securities (Cost $64,378)		71,219

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.7%

Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	306	$196
2.500% due 12/31/2038 Ø		$6,476	3,573
3.375% due 01/15/2023	EUR	100	91
5.250% due 01/15/2028		500	413
5.625% due 01/26/2022		$135	114
5.875% due 01/11/2028		300	217
7.820% due 12/31/2033	EUR	69	66
41.328% (BADLARPP) due 10/04/2022 ~	ARS	26	1
48.797% (BADLARPP + 3.250%) due 03/01/2020 ~		400	11
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		24,770	634
50.950% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		1,324	35
59.257% (ARLLMONP) due 06/21/2020 ~(a)		25,049	716

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	123

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2019 (e)	BRL	6,380	1,622

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$300	292
3.125% due 10/11/2027		300	287
4.125% due 10/11/2047		300	288

Kazakhstan Government International Bond
1.550% due 11/09/2023	EUR	100	115
2.375% due 11/09/2028		100	114

Kuwait International Government Bond
2.750% due 03/20/2022		$274	269
3.500% due 03/20/2027		900	897

Peru Government International Bond
5.940% due 02/12/2029	PEN	560	170
6.150% due 08/12/2032		700	212
6.350% due 08/12/2028		200	62
8.200% due 08/12/2026		210	73

Qatar Government International Bond
3.875% due 04/23/2023		$200	203
5.103% due 04/23/2048		200	211

Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	288	334

Saudi Government International Bond
2.875% due 03/04/2023		$200	193
4.500% due 10/26/2046		400	363
4.625% due 10/04/2047		400	367
5.000% due 04/17/2049		200	193

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Turkey Government International Bond
5.625% due 03/30/2021		$100	$100
7.250% due 12/23/2023		400	412

Venezuela Government International Bond
6.000% due 12/09/2020 ^(b)		122	28
7.000% due 03/31/2038 ^(b)		43	10
7.650% due 04/21/2025 ^(b)		105	24
8.250% due 10/13/2024 ^(b)		157	37
9.000% due 05/07/2023 ^(b)		46	10
9.250% due 09/15/2027 ^(b)		143	34
9.250% due 05/07/2028 ^(b)		83	19
11.750% due 10/21/2026 ^(b)		10	3
11.950% due 08/05/2031 ^(b)		300	72

Total Sovereign Issues (Cost $15,055)			13,204

		SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.1%

Caesars Entertainment Corp. (c)		21,610	147

Total Common Stocks (Cost $273)			147

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Nationwide Building Society
10.250% ~		250	45

Total Preferred Securities (Cost $51)			45

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.0%

CERTIFICATES OF DEPOSIT 0.2%

Barclays Bank PLC
2.890% (US0003M + 0.400%) due 10/25/2019 ~		$476	476

COMMERCIAL PAPER 1.9%

HSBC Holdings PLC
2.141% due 01/10/2019	CAD	3,400	2,489

Royal Bank of Canada
2.115% due 01/10/2019		4,000	2,929

			5,418

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (j) 0.5%
			$1,321

ARGENTINA TREASURY BILLS 0.1%
(2.268)% due 01/31/2019 - 06/28/2019 (d)(e)	ARS	7,602	222

GREECE TREASURY BILLS 0.2%
1.267% due 03/15/2019 (e)(f)	EUR	424	485

JAPAN TREASURY BILLS 5.1%
(0.213)% due 03/25/2019 (e)(f)	JPY	1,560,000	14,237

Total Short-Term Instruments (Cost $21,839)			22,159

Total Investments in Securities (Cost $363,323)			365,264

		SHARES
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%

PIMCO Short-Term Floating NAV Portfolio III		561,461	5,549

Total Short-Term Instruments (Cost $5,549)			5,549

Total Investments in Affiliates (Cost $5,549)			5,549

Total Investments 132.7% (Cost $368,872)			$370,813

Financial Derivative Instruments (l)(n) 0.0% (Cost or Premiums, net $(2,699))			66

Other Assets and Liabilities, net (32.7)%			(91,384)

Net Assets 100.0%			$279,495

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Security is not accruing income as of the date of this report.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Coupon represents a yield to maturity.

(g)	Principal amount of security is adjusted for inflation.

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Schedule of Investments PIMCO Income Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.500%	12/28/2018	01/04/2019	$1,321	U.S. Treasury Notes 2.875% due 10/31/2023	$(1,328)	$1,321	$1,321

Total Repurchase Agreements						$(1,328)	$1,321	$1,321

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
GRE	2.440%	10/18/2018	01/18/2019	$(4,922)	$(4,947)
	2.540	11/13/2018	02/13/2019	(5,141)	(5,159)
	2.550	11/07/2018	02/07/2019	(19,300)	(19,377)
IND	2.570	11/20/2018	01/22/2019	(5,570)	(5,586)
SCX	2.850	12/18/2018	01/17/2019	(19,986)	(20,010)

Total Reverse Repurchase Agreements					$(55,079)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (0.3)%
Fannie Mae, TBA	3.000%	02/01/2049	$1,000	$(961)	$(975)
U.S. Treasury Obligations (1.3)%
U.S. Treasury Notes	2.875	10/31/2023	1,300	(1,315)	(1,328)
U.S. Treasury Notes	2.875	08/15/2028	2,170	(2,196)	(2,230)

Total U.S. Treasury Obligations				(3,511)	(3,558)

Total Short Sales (1.6)%				$(4,472)	$(4,533)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$1,321	$0	$0	$0	$1,321	$(1,328)	$(7)
GRE	0	(29,483)	0	0	(29,483)	29,351	(132)
IND	0	(5,586)	0	0	(5,586)	5,649	63
SCX	0	(20,010)	0	0	(20,010)	20,081	71

Master Securities Forward Transaction Agreement
BCY	0	0	0	(1,328)	(1,328)	0	(1,328)
BPG	0	0	0	(2,230)	(2,230)	0	(2,230)

Total Borrowings and Other Financing Transactions	$1,321	$(55,079)	$0	$(3,558)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(30,543)	$(24,536)	$0	$(55,079)

Total Borrowings	$0	$(30,543)	$(24,536)	$0	$(55,079)

Payable for reverse repurchase agreements					$(55,079)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

(k)	Securities with an aggregate market value of $55,630 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(28,402) at a weighted average interest rate of 2.088%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for short sales includes $30 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond March Futures	03/2019	21	1,962	$22	$9	$0
U.S. Treasury 10-Year Note March Futures	03/2019	361	44,048	1,056	141	0

				$1,078	$150	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
United Kingdom Long Gilt March Futures	03/2019	58	(9,106)	$22	$10	$(29)

Total Futures Contracts				$1,100	$160	$(29)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Deutsche Bank AG	1.000%	Quarterly	06/20/2019	1.146%	EUR	300	$(1)	$1	$0	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	1.450		100	(1)	0	(1)	0	0

							$(2)	$1	$(1)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	(5.000)%	Quarterly	06/20/2023	$1,760	$ (119)	$62	$(57)	$0	$(2)
CDX.HY-31 5-Year Index	(5.000)	Quarterly	12/20/2023	5,800	(391)	263	(128)	0	(10)
CDX.IG-30 5-Year Index	(1.000)	Quarterly	06/20/2023	10,570	(186)	96	(90)	0	(4)

					$ (696)	$421	$(275)	$0	$(16)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$776	$(30)	$11	$(19)	$1	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	3,900	(189)	7	(182)	2	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	10,800	67	(3)	64	4	0

					$(152)	$15	$(137)	$7	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO Income Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023		$12,300	$(245)	$340	$95	$24	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		1,300	85	(36)	49	0	(5)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		3,800	(199)	288	89	0	(22)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		6,700	20	(211)	(191)	0	(40)
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	22,200	(7)	31	24	0	(2)
Receive	3-Month ZAR-JIBAR	8.000	Quarterly	03/15/2024		1,300	(3)	2	(1)	0	0
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,800	(15)	7	(8)	0	(1)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		21,600	0	(42)	(42)	3	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	13,870	293	(55)	238	32	0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,090	10	24	34	3	0
Receive(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029	EUR	1,800	7	(37)	(30)	0	(3)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		700	(2)	(6)	(8)	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	4,600	74	(105)	(31)	0	(22)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028	JPY	90,000	0	(17)	(17)	0	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	02/16/2028		50,000	0	(9)	(9)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		310,000	21	(63)	(42)	0	(1)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		5,356,000	(242)	(1,022)	(1,264)	0	(25)
Receive(6)	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		50,000	0	(10)	(10)	0	0
Receive(6)	6-Month JPY-LIBOR	0.400	Semi-Annual	03/27/2029		90,000	0	(17)	(17)	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		90,000	(3)	(18)	(21)	0	0
Pay	28-Day MXN-TIIE	5.095	Lunar	02/05/2021	MXN	25,500	(28)	(63)	(91)	2	0
Pay	28-Day MXN-TIIE	5.615	Lunar	05/21/2021		14,500	0	(50)	(50)	1	0
Pay	28-Day MXN-TIIE	5.680	Lunar	05/28/2021		14,900	0	(50)	(50)	1	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021		2,000	(5)	(2)	(7)	0	0
Pay	28-Day MXN-TIIE	5.900	Lunar	07/20/2021		19,600	2	(66)	(64)	2	0
Pay	28-Day MXN-TIIE	6.750	Lunar	08/31/2021		4,300	(3)	(7)	(10)	0	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		10,200	(33)	(2)	(35)	1	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		1,200	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		900	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		1,200	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		4,400	0	(7)	(7)	1	0
Pay	28-Day MXN-TIIE	5.850	Lunar	05/02/2022		1,900	1	(9)	(8)	0	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		1,800	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		3,400	0	(4)	(4)	1	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		42,200	19	(71)	(52)	6	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		1,000	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,700	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		9,500	(3)	(13)	(16)	1	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,800	0	(5)	(5)	1	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		3,900	(1)	(4)	(5)	1	0
Pay	28-Day MXN-TIIE	7.700	Lunar	05/02/2023		2,500	(1)	(3)	(4)	0	0
Pay	28-Day MXN-TIIE	5.795	Lunar	06/02/2023		2,900	0	(15)	(15)	0	0
Pay	28-Day MXN-TIIE	6.350	Lunar	09/01/2023		900	0	(4)	(4)	0	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		3,000	(18)	(5)	(23)	1	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		12,400	(43)	(47)	(90)	3	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		3,800	2	(27)	(25)	1	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		200	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		9,000	13	(37)	(24)	2	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	0	(6)	(6)	1	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		5,200	0	(15)	(15)	1	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		26,500	(3)	(130)	(133)	7	0
Pay	28-Day MXN-TIIE	7.200	Lunar	06/11/2027		2,900	1	(15)	(14)	1	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		7,300	0	(33)	(33)	2	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		3,300	0	8	8	0	(1)
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,900	(10)	58	48	0	(5)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		300	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		2,100	1	4	5	0	(1)
Pay	28-Day MXN-TIIE	7.480	Lunar	06/18/2037		1,500	0	(12)	(12)	1	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		400	2	1	3	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		1,500	0	(13)	(13)	1	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		3,100	3	13	16	0	(1)

							$(310)	$(1,598)	$(1,908)	$101	$(130)

Total Swap Agreements							$(1,160)	$(1,161)	$(2,321)	$108	$(146)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$160	$108	$268	$0	$(29)	$(146)	$(175)

(m)

Securities with an aggregate market value of $428 and cash of $2,984 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	BRL	6,292		$1,604	$0	$(20)
	01/2019	EUR	13,935		15,909	0	(68)
	01/2019	TRY	44		8	0	0
	01/2019		$617	ARS	25,106	38	0
	01/2019		1,624	BRL	6,292	0	0
	01/2019		302	DKK	1,975	1	0
	01/2019		459	RUB	31,158	0	(13)
	02/2019		1,602	BRL	6,292	18	0
	04/2019	DKK	1,975		$304	0	(1)

BPS	01/2019	ARS	2,068		53	0	(2)
	01/2019	BRL	8,708		2,247	1	0
	01/2019	TRY	1,202		225	0	(1)
	01/2019		$180	ARS	7,124	8	0
	01/2019		2,243	BRL	8,708	13	(9)
	02/2019	CAD	7,188		$5,386	115	0
	02/2019		$1,367	TRY	7,941	95	0
	03/2019		49	ARS	2,068	1	0
	03/2019		3,579	TRY	20,471	144	0

BRC	01/2019	JPY	434,600		$3,851	0	(115)
	01/2019	MXN	6,319		310	0	(11)
	03/2019	JPY	1,560,000		13,862	0	(461)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	21

Schedule of Investments PIMCO Income Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	01/2019	AUD	9,416		$6,898	$265	$0
	01/2019	EUR	303		346	0	(2)
	01/2019	GBP	582		740	0	(2)
	01/2019	TRY	1,744		316	0	(11)
	01/2019		$515	ARS	20,560	21	0
	01/2019		5,245	MXN	100,835	0	(130)
	02/2019	TRY	340		$63	0	0
	02/2019		$2,620	JPY	296,525	93	0

GLM	01/2019	BRL	6,292		$1,624	0	0
	01/2019	DKK	1,985		311	7	0
	01/2019	EUR	216		247	0	0
	01/2019	GBP	9,394		12,013	35	0
	01/2019	JPY	63,000		559	0	(16)
	01/2019		$1,600	BRL	6,292	24	0
	01/2019		3,933	RUB	260,531	0	(204)
	02/2019	CAD	185		$140	4	0
	02/2019	NZD	4,044		2,748	31	0
	02/2019	TRY	6,188		1,137	0	(3)
	04/2019	BRL	6,380		1,612	0	(23)
	07/2019		$26	ARS	1,236	0	0

JPM	01/2019	TRY	100		$19	0	0

MSB	01/2019	BRL	7,492		1,933	1	0
	01/2019		$1,916	BRL	7,492	18	(1)
	02/2019	BRL	6,292		$1,602	0	(18)

MYI	01/2019	EUR	290		330	0	(3)
	04/2019		$222	DKK	1,435	0	0

NGF	04/2019	ARS	678		$16	0	0

RBC	02/2019	TRY	398		71	0	(3)

SCX	01/2019	BRL	16,200		4,854	674	0
	01/2019	TRY	2,280		426	0	(2)
	01/2019		$4,181	BRL	16,200	0	(1)
	01/2019		434	TRY	2,877	105	0

TOR	01/2019		287	AUD	405	0	(2)

Total Forward Foreign Currency Contracts						$1,712	$(1,122)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-31 5-Year Index	Sell	102.500%	01/16/2019		$400	$(2)	$(4)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.850	01/16/2019		800	(1)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		2,800	(3)	(5)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		400	0	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		2,100	(2)	(4)

BPS	Put - OTC CDX.HY-31 5-Year Index	Sell	102.000	02/20/2019		500	(4)	(8)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.850	01/16/2019		2,250	(2)	(6)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		700	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		600	(1)	(1)

BRC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		700	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		500	(1)	(1)

CBK	Put - OTC CDX.HY-31 5-Year Index	Sell	101.000	01/16/2019		300	(1)	(1)
	Put - OTC CDX.HY-31 5-Year Index	Sell	102.000	01/16/2019		500	(2)	(4)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	01/16/2019		700	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		3,800	(3)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		500	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		300	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	03/20/2019		600	(1)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		400	(1)	(1)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		400	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	02/20/2019		2,800	(3)	(10)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		700	(1)	(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	EUR	700	(1)	(1)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Put - OTC CDX.HY-31 5-Year Index	Sell	102.000%	01/16/2019	$200	$(1)	$(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019	700	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.400	04/17/2019	500	(1)	(1)

Total Written Options						$(37)	$(61)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2023	1.903%	$	500	$(31)	$13	$0	$(18)
	Mexico Government International Bond	1.000	Quarterly	06/20/2022	1.208		100	(2)	1	0	(1)
	Royal Bank of Scotland Group PLC	1.000	Quarterly	12/20/2023	2.925	EUR	100	(10)	0	0	(10)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.113	$	600	(36)	9	0	(27)
BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.609		100	(6)	4	0	(2)
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.717		900	(40)	17	0	(23)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.903		100	(6)	2	0	(4)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.967		100	(15)	12	0	(3)
BRC	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.903		100	(6)	2	0	(4)
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.661		200	1	2	3	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.212		550	(15)	12	0	(3)
CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	8.005		12	0	(1)	0	(1)
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.717		3,000	(116)	38	0	(78)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.307		100	(1)	0	0	(1)
	Deutsche Bank AG	1.000	Quarterly	12/20/2023	3.978	EUR	100	(15)	0	0	(15)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	$	100	(2)	(1)	0	(3)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.903		500	(23)	5	0	(18)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549		500	(9)	(3)	0	(12)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	1.795		460	(86)	77	0	(9)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.967		600	(94)	78	0	(16)
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.357		4,660	(102)	42	0	(60)
MYC	South Africa Government International Bond	1.000	Quarterly	12/20/2022	1.969		1,200	(25)	(17)	0	(42)
NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.227		300	(15)	(1)	0	(16)

								$(654)	$291	$3	$(366)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	11,700	$(255)	$128	$0	$(127)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		11,500	(594)	552	0	(42)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		2,400	1	(27)	0	(26)

							$(848)	$653	$0	$(195)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD LIBOR	Maturity	06/20/2019	$200	$0	$1	$1	$0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD LIBOR	Maturity	03/20/2019	200	0	1	1	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD LIBOR	Maturity	06/20/2019	100	0	0	0	0

								$0	$2	$2	$0

Total Swap Agreements								$(1,502)	$946	$5	$(561)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	23

Schedule of Investments PIMCO Income Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$57	$0	$0	$57	$(102)	$(16)	$(56)	$(174)	$(117)	$0	$(117)
BPS	377	0	0	377	(12)	(15)	(32)	(59)	318	(260)	58
BRC	0	0	3	3	(587)	(1)	(7)	(595)	(592)	267	(325)
CBK	379	0	1	380	(145)	(12)	(98)	(255)	125	0	125
GLM	101	0	0	101	(246)	0	0	(246)	(145)	0	(145)
GST	0	0	1	1	0	(13)	(284)	(297)	(296)	291	(5)
MSB	19	0	0	19	(19)	0	0	(19)	0	0	0
MYC	0	0	0	0	0	(4)	(42)	(46)	(46)	0	(46)
MYI	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
NGF	0	0	0	0	0	0	(16)	(16)	(16)	0	(16)
RBC	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SAL	0	0	0	0	0	0	(26)	(26)	(26)	0	(26)
SCX	779	0	0	779	(3)	0	0	(3)	776	(760)	16
TOR	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

Total Over the Counter	$1,712	$0	$5	$1,717	$(1,122)	$(61)	$(561)	$(1,744)

(o)

Securities with an aggregate market value of $557 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$160	$160
Swap Agreements	0	7	0	0	101	108

	$0	$7	$0	$0	$261	$268

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,712	$0	$1,712
Swap Agreements	0	3	0	0	2	5

	$0	$3	$0	$1,712	$2	$1,717

	$0	$10	$0	$1,712	$263	$1,985

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$29	$29
Swap Agreements	0	16	0	0	130	146

	$0	$16	$0	$0	$159	$175

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,122	$0	$1,122
Written Options	0	48	0	0	13	61
Swap Agreements	0	561	0	0	0	561

	$0	$609	$0	$1,122	$13	$1,744

	$0	$625	$0	$1,122	$172	$1,919

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(702)	$(702)
Swap Agreements	0	(179)	0	0	(599)	(778)

	$0	$(179)	$0	$0	$(1,301)	$(1,480)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,028	$0	$2,028
Written Options	0	91	0	0	21	112
Swap Agreements	0	271	0	0	(18)	253

	$0	$362	$0	$2,028	$3	$2,393

	$0	$183	$0	$2,028	$(1,298)	$913

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,178	$1,178
Swap Agreements	0	314	0	0	(1,097)	(783)

	$0	$314	$0	$0	$81	$395

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,088	$0	$1,088
Written Options	0	(18)	0	0	(6)	(24)
Swap Agreements	0	(229)	0	0	15	(214)

	$0	$(247)	$0	$1,088	$9	$850

	$0	$67	$0	$1,088	$90	$1,245

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	25

Schedule of Investments PIMCO Income Portfolio (Cont.)

December 31, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$8,461	$633	$9,094
Corporate Bonds & Notes
Banking & Finance	0	56,762	0	56,762
Industrials	0	35,339	0	35,339
Utilities	0	13,688	0	13,688
Convertible Bonds & Notes
Industrials	0	130	0	130
Municipal Bonds & Notes
Illinois	0	404	0	404
Puerto Rico	0	118	0	118
U.S. Government Agencies	0	41,714	0	41,714
U.S. Treasury Obligations	0	80,047	0	80,047
Non-Agency Mortgage-Backed Securities	0	21,194	0	21,194
Asset-Backed Securities	0	71,219	0	71,219
Sovereign Issues	0	13,204	0	13,204
Common Stocks
Consumer Discretionary	147	0	0	147
Preferred Securities
Banking & Finance	0	45	0	45
Short-Term Instruments
Certificates of Deposit	0	476	0	476
Commercial Paper	0	5,418	0	5,418
Repurchase Agreements	0	1,321	0	1,321
Argentina Treasury Bills	0	222	0	222
Greece Treasury Bills	0	485	0	485
Japan Treasury Bills	0	14,237	0	14,237

	$147	$364,484	$633	$365,264

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,549	$0	$0	$5,549

Total Investments	$5,696	$364,484	$633	$370,813

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(975)	$0	$(975)
U.S. Treasury Obligations	0	(3,558)	0	(3,558)

	$0	$(4,533)	$0	$(4,533)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	160	108	0	268
Over the counter	0	1,717	0	1,717

	$160	$1,825	$0	$1,985

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(29)	(146)	0	(175)
Over the counter	0	(1,744)	0	(1,744)

	$(29)	$(1,890)	$0	$(1,919)

Total Financial Derivative Instruments	$131	$(65)	$0	$66

Totals	$5,827	$359,886	$633	$366,346

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Income Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	DECEMBER 31, 2018	27

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at

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Notes to Financial Statements (Cont.)

fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain

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(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,200	$128,448	$(124,100)	$1	$0	$5,549	$49	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be

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significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class),

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Notes to Financial Statements (Cont.)

while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of

34	PIMCO VARIABLE INSURANCE TRUST

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interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

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Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written.

These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

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(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit

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default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise.

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To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

New/Small Portfolio Risk  is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

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Notes to Financial Statements (Cont.)

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk   is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Distribution Rate Risk  is the risk that the Portfolio’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Portfolio performance and other factors.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master

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Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average

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Notes to Financial Statements (Cont.)

daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.25%	0.40%	0.40%*	0.40%	0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M*	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percent of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at December 31, 2018, were as follows (amounts in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

$57	$5	$7	$69

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2018, were as follows (amounts in thousands†):

Purchases	Sales

$15,742	$2,144

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$531,435	$515,670	$119,756	$45,527

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2018	43

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	128	$1,347	0	$0

Administrative Class	4,176	44,020	7,842	82,714

Advisor Class	2,797	29,529	1,060	11,377
Issued as reinvestment of distributions

Institutional Class	2	22	0	1

Administrative Class	312	3,271	135	1,437

Advisor Class	645	6,765	387	4,095
Cost of shares redeemed

Institutional Class	0	0	0	0

Administrative Class	(3,186)	(33,836)	(1,747)	(18,553)

Advisor Class	(1,800)	(18,973)	(2,093)	(22,147)

Net increase (decrease) resulting from Portfolio share transactions	3,074	$32,145	5,584	$58,924

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 78% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Income Portfolio	$4,805	$0	$1,040	($2)	($985)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, convertible preferred securities, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Income Portfolio	$841	$144

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Income Portfolio	$364,091	$12,257	($11,317)	$940

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and convertible preferred securities.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Income Portfolio	$9,714	$344	$0	$5,533	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2018	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Income Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.

BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank

BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank

CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol

AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble

BRL	Brazilian Real	JPY	Japanese Yen	TRY	Turkish New Lira

CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index

CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation

ANNUAL REPORT	DECEMBER 31, 2018	47

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Income Portfolio	0.00%	0.00%	$7,426	$1,620

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

48	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2018	49

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

50	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2018	51

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

ANNUAL REPORT	DECEMBER 31, 2018	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

ANNUAL REPORT	DECEMBER 31, 2018	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2018	57

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT20AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

*	Prior to July 30, 2018, the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) was named the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged).

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	02/16/99	04/10/00	02/16/99	04/30/14	Non-diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 12/31/2018†§

United States‡	45.9%

United Kingdom	8.4%

Sweden	4.2%

Japan	3.9%

Canada	3.4%

France	3.2%

Cayman Islands	2.6%

Spain	2.6%

Denmark	2.5%

Italy	1.9%

Netherlands	1.6%

Saudi Arabia	1.6%

Ireland	1.2%

Slovenia	1.1%

Qatar	1.0%

Other	5.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	2.27%	4.65%	6.55%	5.58%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	2.12%	4.49%	6.39%	5.18%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	2.02%	—	—	3.94%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index±	3.17%	4.11%	3.98%	4.51%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/28/1999.

± Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.78% for Institutional Class shares, 0.93% for Administrative Class shares, and 1.03% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its assets. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to German and core eurozone duration contributed to performance relative to the benchmark.

»	Positions in non-agency mortgage-backed securities contributed to relative performance, as these securities generated positive total returns.

»	Underweight exposure to investment grade corporate credit contributed to relative performance, as spreads widened.

»

Long exposure to a basket of emerging market currencies detracted from relative performance, as the MSCI Emerging Markets Currency index, which generally captures the overall performance of a basket of emerging market currencies, declined relative to the U.S. dollar.

»

Holdings of sovereign emerging market external debt detracted from relative performance, as the JP Morgan Emerging Market Bond Index, which generally tracks the total return of emerging market external debt, fell.

»	Underweight exposure to French duration detracted from performance relative to the benchmark, as rates fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,006.10	$4.15	$1,000.00	$1,021.07	$4.18	0.82%
Administrative Class	1,000.00	1,005.40	4.90	1,000.00	1,020.32	4.94	0.97
Advisor Class	1,000.00	1,004.80	5.41	1,000.00	1,019.81	5.45	1.07

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2018	$10.79	$0.20	$0.05	$0.25	$(0.16)	$(0.04)	$(0.20)

12/31/2017	11.02	0.15	0.17	0.32	(0.55)	0.00	(0.55)

12/31/2016	10.54	0.16	0.54	0.70	(0.18)	(0.04)	(0.22)

12/31/2015	10.90	0.13	(0.09)	0.04	(0.35)	(0.05)	(0.40)

12/31/2014	10.05	0.21	0.92	1.13	(0.21)	(0.07)	(0.28)
Administrative Class

12/31/2018	10.79	0.18	0.05	0.23	(0.14)	(0.04)	(0.18)

12/31/2017	11.02	0.13	0.17	0.30	(0.53)	0.00	(0.53)

12/31/2016	10.54	0.14	0.54	0.68	(0.16)	(0.04)	(0.20)

12/31/2015	10.90	0.10	(0.07)	0.03	(0.34)	(0.05)	(0.39)

12/31/2014	10.05	0.18	0.93	1.11	(0.19)	(0.07)	(0.26)
Advisor Class

12/31/2018	10.79	0.17	0.05	0.22	(0.13)	(0.04)	(0.17)

12/31/2017	11.02	0.12	0.17	0.29	(0.52)	0.00	(0.52)

12/31/2016	10.54	0.13	0.54	0.67	(0.15)	(0.04)	(0.19)

12/31/2015	10.90	0.10	(0.08)	0.02	(0.33)	(0.05)	(0.38)

04/30/2014 - 12/31/2014	10.34	0.13	0.62	0.75	(0.12)	(0.07)	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.84	2.27%	$7,483	0.81%		0.81%		0.75%		0.75%		1.85%		185%

10.79	2.92	6,705	0.78		0.78		0.75		0.75		1.37		158

11.02	6.63	5,045	0.78		0.78		0.75		0.75		1.46		330

10.54	0.44	3,001	0.75		0.75		0.75		0.75		1.15		302

10.90	11.32	879	0.76		0.76		0.75		0.75		1.99		176

10.84	2.12	78,640	0.96		0.96		0.90		0.90		1.70		185

10.79	2.76	76,989	0.93		0.93		0.90		0.90		1.21		158

11.02	6.48	64,537	0.93		0.93		0.90		0.90		1.31		330

10.54	0.29	73,278	0.90		0.90		0.90		0.90		0.90		302

10.90	11.16	89,343	0.91		0.91		0.90		0.90		1.73		176

10.84	2.02	444,881	1.06		1.06		1.00		1.00		1.59		185

10.79	2.66	431,545	1.03		1.03		1.00		1.00		1.11		158

11.02	6.37	341,567	1.03		1.03		1.00		1.00		1.21		330

10.54	0.19	221,379	1.00		1.00		1.00		1.00		0.90		302

10.90	7.31	69,716	1.01	*	1.01	*	1.00	*	1.00	*	1.79	*	176

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities*	$597,110
Investments in Affiliates	18,179
Financial Derivative Instruments
Exchange-traded or centrally cleared	668
Over the counter	3,518
Cash	9
Deposits with counterparty	2,693
Foreign currency, at value	3,594
Receivable for investments sold	23,360
Receivable for TBA investments sold	58,887
Receivable for Portfolio shares sold	195
Interest and/or dividends receivable	3,194
Dividends receivable from Affiliates	41
Other assets	3
Total Assets	711,451

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$8,646
Payable for short sales	5,621
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,164
Over the counter	5,096
Payable for investments purchased	17,797
Payable for investments in Affiliates purchased	41
Payable for TBA investments purchased	139,986
Deposits from counterparty	1,457
Payable for Portfolio shares redeemed	207
Accrued investment advisory fees	110
Accrued supervisory and administrative fees	219
Accrued distribution fees	92
Accrued servicing fees	10
Other liabilities	1
Total Liabilities	180,447

Net Assets	$531,004

Net Assets Consist of:

Paid in capital	$527,721
Distributable earnings (accumulated loss)	3,283

Net Assets	$531,004

Net Assets:

Institutional Class	$7,483
Administrative Class	78,640
Advisor Class	444,881

Shares Issued and Outstanding:

Institutional Class	690
Administrative Class	7,255
Advisor Class	41,046

Net Asset Value Per Share Outstanding:

Institutional Class	$10.84
Administrative Class	10.84
Advisor Class	10.84

Cost of investments in securities	$599,589
Cost of investments in Affiliates	$18,285
Cost of foreign currency held	$3,526
Proceeds received on short sales	$5,676
Cost or premiums of financial derivative instruments, net	$6,503

* Includes repurchase agreements of:	$381

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest, net of foreign taxes*	$13,554
Dividends	13
Dividends from Investments in Affiliates	609
Total Income	14,176

Expenses:

Investment advisory fees	1,334
Supervisory and administrative fees	2,669
Servicing fees - Administrative Class	116
Distribution and/or servicing fees - Advisor Class	1,123
Trustee fees	15
Interest expense	312
Miscellaneous expense	3
Total Expenses	5,572

Net Investment Income (Loss)	8,604

Net Realized Gain (Loss):

Investments in securities	2,779
Investments in Affiliates	7
Net capital gain distributions received from Affiliate investments	13
Exchange-traded or centrally cleared financial derivative instruments	9,240
Over the counter financial derivative instruments	13,430
Short sales	(103)
Foreign currency	(5,507)

Net Realized Gain (Loss)	19,859

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(16,998)
Investments in Affiliates	(97)
Exchange-traded or centrally cleared financial derivative instruments	(2,046)
Over the counter financial derivative instruments	(2,333)
Short sales	75
Foreign currency assets and liabilities	3,703

Net Change in Unrealized Appreciation (Depreciation)	(17,696)

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,767

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,604	$5,207
Net realized gain (loss)	19,859	1,892
Net change in unrealized appreciation (depreciation)	(17,696)	5,210

Net Increase (Decrease) in Net Assets Resulting from Operations	10,767	12,309

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(130)	(321)
Administrative Class	(1,265)	(3,626)
Advisor Class	(6,925)	(19,788)

Total Distributions(a)	(8,320)	(23,735)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	13,318	115,516

Total Increase (Decrease) in Net Assets	15,765	104,090

Net Assets:

Beginning of year	515,239	411,149
End of year	$531,004	$515,239

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.5%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	200	$182
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	7,810	200
50.950% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		466	12
59.257% (ARLLMONP) due 06/21/2020 ~(a)		11,900	341

Total Argentina (Cost $1,321)			735

AUSTRALIA 0.2%

ASSET-BACKED SECURITIES 0.1%

Driver Australia Five Trust
2.954% (BBSW1M + 0.930%) due 07/21/2026 ~	AUD	757	532

CORPORATE BONDS & NOTES 0.1%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$300	299

SOVEREIGN ISSUES 0.0%

New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	130	103

Total Australia (Cost $1,024)			934

BRAZIL 0.5%

CORPORATE BONDS & NOTES 0.5%

Petrobras Global Finance BV
5.999% due 01/27/2028		$1,517	1,432
6.125% due 01/17/2022		102	105
7.375% due 01/17/2027		1,200	1,235

Total Brazil (Cost $2,877)			2,772

CANADA 3.9%

CORPORATE BONDS & NOTES 1.7%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$100	96

Bank of Nova Scotia
1.875% due 04/26/2021		1,200	1,172

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		500	503

Enbridge, Inc.
2.814% (US0003M + 0.400%) due 01/10/2020 ~		1,200	1,196
3.488% (US0003M + 0.700%) due 06/15/2020 ~		400	399

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	571

HSBC Bank Canada
3.300% due 11/28/2021		$1,200	1,213

Royal Bank of Canada
2.200% due 09/23/2019		400	398
2.300% due 03/22/2021		800	789

Toronto-Dominion Bank
2.250% due 03/15/2021		800	789
2.500% due 01/18/2022		2,000	1,977

			9,103

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Canadian Mortgage Pools
2.259% due 06/01/2020	CAD	162	119
2.459% due 07/01/2020		454	333
2.459% due 08/01/2020		180	132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	575	$420

			1,004

SOVEREIGN ISSUES 2.0%

Canadian Government Real Return Bond
1.500% due 12/01/2044 (f)		464	398

Province of Alberta
1.250% due 06/01/2020		1,100	797
2.350% due 06/01/2025		1,100	790

Province of British Columbia
2.300% due 06/18/2026		200	143

Province of Ontario
2.600% due 06/02/2025		9,900	7,238
3.500% due 06/02/2024		600	461
6.200% due 06/02/2031		100	98

Province of Quebec
3.000% due 09/01/2023		1,100	826

			10,751

Total Canada (Cost $21,529)			20,858

CAYMAN ISLANDS 3.1%

ASSET-BACKED SECURITIES 2.7%

Avery Point CLO Ltd.
3.565% due 01/18/2025 •		$695	694

Cent CLO Ltd.
3.506% due 10/15/2026 •		1,400	1,388

Dryden Senior Loan Fund
3.336% due 10/15/2027 •		1,200	1,191

Evans Grove CLO Ltd.
3.627% due 05/28/2028 •		300	298

Flagship Ltd.
3.589% due 01/20/2026 •		995	994

LCM LP
3.379% due 10/20/2027 •		1,400	1,394

Marathon CLO Ltd.
3.516% due 11/21/2027 •		1,300	1,285

Mountain View CLO Ltd.
3.236% due 10/15/2026 •		300	300

Oaktree CLO Ltd.
3.689% due 10/20/2026 •		2,100	2,100

Octagon Investment Partners Ltd.
3.536% due 04/15/2026 •		654	654

Staniford Street CLO Ltd.
3.968% due 06/15/2025 •		549	550

Tralee CLO Ltd.
3.869% due 10/20/2028 •		1,300	1,278

Venture CLO Ltd.
3.316% due 04/15/2027 •		300	297

WhiteHorse Ltd.
3.379% due 04/17/2027 •		300	299

Zais CLO Ltd.
3.586% due 04/15/2028 •		1,400	1,397

			14,119

CORPORATE BONDS & NOTES 0.4%

Goodman HK Finance
4.375% due 06/19/2024		300	302

KSA Sukuk Ltd.
2.894% due 04/20/2022		500	488

Sands China Ltd.
4.600% due 08/08/2023		300	299
5.125% due 08/08/2025		200	198
5.400% due 08/08/2028		500	484

Tencent Holdings Ltd.
3.595% due 01/19/2028		200	188

			1,959

Total Cayman Islands (Cost $16,193)			16,078

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 2.9%

CORPORATE BONDS & NOTES 2.9%

Jyske Realkredit A/S
1.500% due 10/01/2037	DKK	3,800	$587
2.000% due 10/01/2047		9,625	1,492
2.500% due 10/01/2047		80	13

Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		28,373	4,390
2.000% due 10/01/2050		2,948	452
2.500% due 10/01/2037		1,051	171

Nykredit Realkredit A/S
1.500% due 10/01/2037		2,300	356
2.000% due 10/01/2047		15,782	2,442
2.000% due 10/01/2050		3,045	465
2.500% due 10/01/2036		288	47
2.500% due 10/01/2047		31	5

Realkredit Danmark A/S
2.000% due 10/01/2047		26,367	4,085
2.500% due 07/01/2036		4,778	780
2.500% due 07/01/2047		79	13

Total Denmark (Cost $14,586)			15,298

FRANCE 3.7%

CORPORATE BONDS & NOTES 1.7%

Danone S.A.
1.691% due 10/30/2019		$700	691

Dexia Credit Local S.A.
1.875% due 09/15/2021		2,000	1,949
2.250% due 02/18/2020		2,600	2,585
2.375% due 09/20/2022		600	589
2.500% due 01/25/2021		2,400	2,387

Electricite de France S.A.
4.600% due 01/27/2020		1,000	1,015

			9,216

SOVEREIGN ISSUES 2.0%

France Government International Bond
2.000% due 05/25/2048	EUR	7,400	9,209
3.250% due 05/25/2045		800	1,261

			10,470

Total France (Cost $18,776)			19,686

GERMANY 1.0%

CORPORATE BONDS & NOTES 1.0%

Deutsche Bank AG
2.700% due 07/13/2020		$600	584
3.150% due 01/22/2021		500	483
3.284% (US0003M + 0.815%) due 01/22/2021 ~		1,300	1,241
4.250% due 10/14/2021		1,800	1,761

Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		600	595

Landwirtschaftliche Rentenbank
4.750% due 03/12/2019	NZD	1,200	809

Total Germany (Cost $5,788)			5,473

GUERNSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$800	786

Total Guernsey, Channel Islands (Cost $798)			786

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%

AIA Group Ltd.
3.900% due 04/06/2028		$400	401

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CNPC General Capital Ltd.
2.750% due 05/14/2019		$500	$500

Total Hong Kong (Cost $899)			901

INDIA 0.0%

CORPORATE BONDS & NOTES 0.0%

ICICI Bank Ltd.
3.500% due 03/18/2020		$200	199

Total India (Cost $199)			199

INDONESIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$300	304

Total Indonesia (Cost $298)			304

IRELAND 1.5%

ASSET-BACKED SECURITIES 0.5%

CVC Cordatus Loan Fund Ltd.
0.780% due 01/24/2028 •	EUR	800	916

Toro European CLO DAC
0.900% due 10/15/2030 •		1,300	1,483

			2,399

CORPORATE BONDS & NOTES 0.8%

AerCap Ireland Capital DAC
3.750% due 05/15/2019		$1,500	1,500
4.625% due 10/30/2020		800	806

AIB Group PLC
4.750% due 10/12/2023		200	198

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		400	404

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		700	690

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020		400	393

			3,991

SOVEREIGN ISSUES 0.2%

Ireland Government International Bond
5.400% due 03/13/2025	EUR	700	1,048

Total Ireland (Cost $7,373)			7,438

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.250% due 01/17/2028		$500	491
4.125% due 01/17/2048		300	295

Total Israel (Cost $794)			786

ITALY 2.2%

CORPORATE BONDS & NOTES 0.7%

Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(g)(h)	EUR	700	766
7.750% due 01/11/2027 •(g)(h)		800	963

UniCredit SpA
7.830% due 12/04/2023		$1,200	1,256

Wind Tre SpA
3.125% due 01/20/2025	EUR	800	819

			3,804

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.5%

Italy Buoni Poliennali Del Tesoro
0.350% due 11/01/2021	EUR	2,600	$2,932
1.450% due 11/15/2024		400	443
2.450% due 09/01/2033		400	428
2.500% due 11/15/2025		1,900	2,205
2.950% due 09/01/2038		1,200	1,309
3.450% due 03/01/2048		150	170

Italy Government International Bond
6.000% due 08/04/2028	GBP	400	584

			8,071

Total Italy (Cost $12,439)			11,875

JAPAN 4.6%

CORPORATE BONDS & NOTES 1.6%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$700	678
3.122% (US0003M + 0.540%) due 08/04/2020 ~		2,600	2,595

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		600	595

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	198

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		230	228
3.455% due 03/02/2023		600	597

Mizuho Financial Group, Inc.
3.651% (US0003M + 0.880%) due 09/11/2022 ~		700	695
3.771% (US0003M + 1.000%) due 09/11/2024 ~		900	899
3.922% due 09/11/2024 •		500	506

ORIX Corp.
3.250% due 12/04/2024		200	194

Sumitomo Mitsui Financial Group, Inc.
4.447% (US0003M + 1.680%) due 03/09/2021 ~		600	612

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	500	577

			8,374

SOVEREIGN ISSUES 3.0%

Development Bank of Japan, Inc.
1.625% due 09/01/2021		$1,200	1,161

Japan Bank for International Cooperation
2.375% due 07/21/2022		300	295
2.375% due 11/16/2022		200	196
3.250% due 07/20/2023		700	710
3.375% due 10/31/2023		300	306

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		2,100	2,061
2.625% due 04/20/2022		1,600	1,581

Japan Government International Bond
0.300% due 06/20/2046	JPY	620,000	5,118
0.500% due 09/20/2046		350,000	3,045

Tokyo Metropolitan Government
2.000% due 05/17/2021		$700	684
2.500% due 06/08/2022		600	590

			15,747

Total Japan (Cost $25,110)			24,121

JERSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%

Aptiv PLC
3.150% due 11/19/2020		$1,100	1,092

Total Jersey, Channel Islands (Cost $1,116)			1,092

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
2.750% due 03/20/2022		$200	$197
3.500% due 03/20/2027		2,800	2,792

Total Kuwait (Cost $2,976)			2,989

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
6.125% due 03/09/2021		$1,000	1,059

Total Lithuania (Cost $1,056)			1,059

LUXEMBOURG 0.3%

ASSET-BACKED SECURITIES 0.0%

Bavarian Sky S.A.
0.031% due 10/20/2024 •	EUR	174	199

CORPORATE BONDS & NOTES 0.3%

Aroundtown S.A.
1.625% due 01/31/2028		700	719

Emerald Bay S.A.
0.000% due 10/08/2020 (d)		289	312

Sberbank of Russia Via SB Capital S.A.
3.080% due 03/07/2019		400	461

			1,492

Total Luxembourg (Cost $1,758)			1,691

MULTINATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

Preferred Term Securities Ltd.
3.188% (US0003M + 0.400%) due 06/23/2035 ~		$949	930

Total Multinational (Cost $706)			930

NETHERLANDS 1.9%

ASSET-BACKED SECURITIES 0.1%

Chapel BV
0.042% due 07/17/2066 •	EUR	69	79

Penta CLO BV
0.790% due 08/04/2028 •		600	688

			767

CORPORATE BONDS & NOTES 1.8%

BNG Bank NV
4.550% due 02/15/2019	CAD	1,800	1,322

Cooperatieve Rabobank UA
3.125% due 04/26/2021		$400	399
6.875% due 03/19/2020 (h)	EUR	700	867

ING Bank NV
2.625% due 12/05/2022		$3,600	3,547

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	479

Mylan NV
2.500% due 06/07/2019		110	110

NXP BV
4.125% due 06/01/2021		800	792

Schaeffler Finance BV
4.750% due 05/15/2023		500	481

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	150	187

Syngenta Finance NV
3.698% due 04/24/2020		$700	695

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	300	$347

Vonovia Finance BV
5.000% due 10/02/2023		$100	104

			9,330

Total Netherlands (Cost $10,313)			10,097

NORWAY 0.3%

CORPORATE BONDS & NOTES 0.3%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$1,100	1,084
3.250% due 06/28/2023		500	505

			1,589

SOVEREIGN ISSUES 0.0%

Norway Government International Bond
3.750% due 05/25/2021	NOK	1,800	221

Total Norway (Cost $1,851)			1,810

POLAND 0.3%

SOVEREIGN ISSUES 0.3%

Poland Government International Bond
2.250% due 04/25/2022	PLN	6,600	1,787

Total Poland (Cost $1,654)			1,787

PORTUGAL 0.0%

CORPORATE BONDS & NOTES 0.0%

Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(b)	EUR	300	100

Total Portugal (Cost $338)			100

QATAR 1.2%

CORPORATE BONDS & NOTES 0.1%

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		$400	408

SOVEREIGN ISSUES 1.1%

Qatar Government International Bond
3.875% due 04/23/2023		3,800	3,849
4.500% due 04/23/2028		1,800	1,883

			5,732

Total Qatar (Cost $5,986)			6,140

SAUDI ARABIA 1.8%

SOVEREIGN ISSUES 1.8%

Saudi Government International Bond
2.375% due 10/26/2021		$3,700	3,569
2.875% due 03/04/2023		1,000	963
3.250% due 10/26/2026		400	375
3.625% due 03/04/2028		900	853
4.000% due 04/17/2025		1,900	1,887
4.500% due 04/17/2030		2,100	2,093

Total Saudi Arabia (Cost $9,932)			9,740

SINGAPORE 0.6%

CORPORATE BONDS & NOTES 0.6%

BOC Aviation Ltd.
2.375% due 09/15/2021		$1,000	965
3.500% due 09/18/2027		300	282

Clifford Capital Pte. Ltd.
3.380% due 03/07/2028		600	599

DBS Bank Ltd.
3.300% due 11/27/2021		400	403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oversea-Chinese Banking Corp. Ltd.
3.090% (US0003M + 0.450%) due 05/17/2021 ~		$700	$700

PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		400	372

Total Singapore (Cost $3,349)			3,321

SLOVENIA 1.3%

SOVEREIGN ISSUES 1.3%

Slovenia Government International Bond
4.125% due 02/18/2019		$5,100	5,107
5.250% due 02/18/2024		1,419	1,529

Total Slovenia (Cost $6,599)			6,636

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%

Kookmin Bank
2.125% due 10/21/2020		$400	391

SOVEREIGN ISSUES 0.0%

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		200	202

Total South Korea (Cost $594)			593

SPAIN 2.9%

ASSET-BACKED SECURITIES 0.0%

Driver Espana
0.031% due 12/21/2028 •	EUR	143	163

CORPORATE BONDS & NOTES 0.7%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(g)(h)		400	456

Banco Santander S.A.
3.848% due 04/12/2023		$200	194
4.750% due 03/19/2025 •(g)(h)	EUR	200	183
6.250% due 09/11/2021 •(g)(h)		200	225

Telefonica Emisiones S.A.
5.134% due 04/27/2020		$800	817
5.877% due 07/15/2019		2,000	2,024

			3,899

SOVEREIGN ISSUES 2.2%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	200	238
4.900% due 09/15/2021		1,100	1,357
4.950% due 02/11/2020		1,370	1,635

Autonomous Community of Valencia
4.900% due 03/17/2020		600	727

Spain Government International Bond
1.400% due 07/30/2028		5,100	5,837
2.900% due 10/31/2046		1,600	1,965

			11,759

Total Spain (Cost $15,640)			15,821

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

European Investment Bank
0.500% due 06/21/2023	AUD	500	320
0.500% due 08/10/2023		400	255

Total Supranational (Cost $663)			575

SWEDEN 4.9%

CORPORATE BONDS & NOTES 4.9%

Danske Hypotek AB
1.000% due 12/21/2022	SEK	18,000	2,067

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	24,600	$2,844
2.250% due 09/21/2022		17,600	2,112

Nordea Hypotek AB
1.000% due 04/08/2022		38,900	4,481

Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		14,000	1,637

Stadshypotek AB
1.500% due 12/15/2021		31,000	3,625
2.500% due 09/18/2019		1,000	115
2.500% due 04/05/2022		$300	296
4.500% due 09/21/2022	SEK	22,000	2,854

Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		25,000	2,904
2.000% due 06/17/2026		6,000	712

Swedbank Hypotek AB
1.000% due 09/15/2021		3,900	450
1.000% due 06/15/2022		16,800	1,936

Total Sweden (Cost $25,940)			26,033

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 1.0%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$200	209

Credit Suisse Group AG
3.978% (US0003M + 1.200%) due 12/14/2023 ~		800	796
7.500% due 07/17/2023 •(g)(h)		800	782

UBS AG
2.200% due 06/08/2020		900	886
3.218% (US0003M + 0.480%) due 12/01/2020 ~		1,200	1,195
3.347% due 06/08/2020 •		1,400	1,400

			5,268

SOVEREIGN ISSUES 0.1%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	300	453

Total Switzerland (Cost $5,740)			5,721

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020		$500	492
3.000% due 03/30/2022		200	195

			687

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		500	486
3.125% due 10/11/2027		900	862

			1,348

Total United Arab Emirates (Cost $2,089)			2,035

UNITED KINGDOM 9.7%

CORPORATE BONDS & NOTES 5.6%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$3,300	3,426

Barclays PLC
3.650% due 03/16/2025		600	555
4.046% (US0003M + 1.430%) due 02/15/2023 ~		700	674
4.610% due 02/15/2023 •		1,300	1,290
4.728% (US0003M + 2.110%) due 08/10/2021 ~		600	605
6.500% due 09/15/2019 •(g)(h)	EUR	1,000	1,120
7.000% due 09/15/2019 •(g)(h)	GBP	200	250
7.750% due 09/15/2023 •(g)(h)		$700	675
8.000% due 12/15/2020 •(g)(h)	EUR	200	243

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAT International Finance PLC
1.625% due 09/09/2019		$400	$395

British Telecommunications PLC
2.350% due 02/14/2019		500	499

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 Ø	GBP	400	533

Frontier Finance PLC
8.000% due 03/23/2022		1,500	1,862

HSBC Holdings PLC
3.240% (US0003M + 0.600%) due 05/18/2021 ~		$600	591
3.640% (US0003M + 1.000%) due 05/18/2024 ~		300	292
3.950% due 05/18/2024 •		400	398
4.750% due 07/04/2029 •(g)(h)	EUR	500	519
5.875% due 09/28/2026 •(g)(h)	GBP	600	733
6.500% due 03/23/2028 •(g)(h)		$300	273

Imperial Brands Finance PLC
2.950% due 07/21/2020		800	788

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	772
5.125% due 03/07/2025		700	1,060

Lloyds Banking Group PLC
7.000% due 06/27/2019 •(g)(h)		1,200	1,533
7.875% due 06/27/2029 •(g)(h)		200	274

Nationwide Building Society
3.766% due 03/08/2024 •		$1,200	1,156
6.875% due 06/20/2019 •(g)(h)	GBP	300	387

Natwest Markets PLC
0.625% due 03/02/2022	EUR	300	334

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	300	366

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$600	577

Royal Bank of Scotland Group PLC
4.372% (US0003M + 1.550%) due 06/25/2024 ~		1,000	956
4.519% due 06/25/2024 •		1,000	982
7.500% due 08/10/2020 •(g)(h)		500	496

Santander UK Group Holdings PLC
2.875% due 10/16/2020		1,700	1,674
2.875% due 08/05/2021		400	386
7.375% due 06/24/2022 •(g)(h)	GBP	200	257

Tesco PLC
6.125% due 02/24/2022		50	71

Tesco Property Finance PLC
5.411% due 07/13/2044		193	267
5.661% due 10/13/2041		98	140
7.623% due 07/13/2039		88	147

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	605

Virgin Money PLC
2.250% due 04/21/2020		700	891

Vodafone Group PLC
3.426% (US0003M + 0.990%) due 01/16/2024 ~		$500	488
3.750% due 01/16/2024		400	395

			29,935

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.7%

Business Mortgage Finance PLC
2.887% due 02/15/2041 •	GBP	244	311

Dukinfield PLC
1.887% due 08/15/2045 •		650	828

Eurohome UK Mortgages PLC
1.056% due 06/15/2044 •		395	483

Eurosail PLC
1.067% due 06/10/2044 •		15	19
1.850% due 06/13/2045 •		572	717

Mansard Mortgages PLC
1.556% due 12/15/2049 •		153	188

Newgate Funding PLC
1.056% due 12/01/2050 •		300	355
1.906% due 12/15/2050 •		265	321

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Paragon Mortgages PLC
1.053% due 01/15/2039 •	GBP	734	$868

Ripon Mortgages PLC
1.689% due 08/20/2056 •		1,499	1,901

RMAC Securities PLC
1.050% due 06/12/2044 •		469	557

Thrones PLC
1.737% due 11/15/2049 •		238	303

Towd Point Mortgage Funding PLC
1.805% due 04/20/2045 •		615	784
2.089% due 02/20/2054 •		1,123	1,433

			9,068

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		960	171

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 2.4%

United Kingdom Gilt
3.250% due 01/22/2044		$3,800	6,212
3.500% due 01/22/2045		600	1,028
4.250% due 12/07/2040		1,200	2,217
4.250% due 12/07/2046		1,600	3,119

			12,576

Total United Kingdom (Cost $53,958)			51,750

UNITED STATES 49.6%

ASSET-BACKED SECURITIES 5.6%

ACE Securities Corp. Home Equity Loan Trust
2.646% due 07/25/2036 •		$1,428	1,142

Amortizing Residential Collateral Trust
3.206% due 10/25/2031 •		1	1

AMRESCO Residential Securities Corp. Mortgage Loan Trust
3.446% due 06/25/2029 •		1	1

Argent Mortgage Loan Trust
2.986% due 05/25/2035 •		1,874	1,778

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.886% due 02/25/2036 •		606	468

Citigroup Mortgage Loan Trust
2.666% due 12/25/2036 •		583	373
2.766% due 03/25/2036 •		629	534

Citigroup Mortgage Loan Trust, Inc.
2.766% due 06/25/2037 •		2,700	2,606

Countrywide Asset-Backed Certificates
2.636% due 12/25/2036 ^•		423	390
2.646% due 06/25/2035 •		405	368
2.646% due 03/25/2037 •		1,895	1,730
2.646% due 06/25/2037 •		517	486
2.646% due 07/25/2037 •		375	339
2.646% due 06/25/2047 ^•		415	376
2.646% due 06/25/2047 •		1,303	1,211
2.656% due 04/25/2047 ^•		390	374
2.796% due 07/25/2036 •		421	414
4.788% due 08/25/2035 ^~		533	482

Countrywide Asset-Backed Certificates Trust
3.665% due 04/25/2035 •		1,000	1,009

Credit Suisse First Boston Mortgage Securities Corp.
3.126% due 01/25/2032 •		1	1

First Franklin Mortgage Loan Trust
2.621% due 07/25/2036 •		1,360	1,275

GSAMP Trust
3.151% due 11/25/2035 ^•		1,354	995

Home Equity Mortgage Loan Asset-Backed Trust
2.746% due 04/25/2037 •		602	452

HSI Asset Securitization Corp. Trust
2.766% due 04/25/2037 •		798	461

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
3.066% due 10/25/2034 •		$12	$12

Morgan Stanley ABS Capital, Inc. Trust
2.636% due 10/25/2036 •		157	148

Morgan Stanley Home Equity Loan Trust
2.606% due 12/25/2036 •		1,062	624
2.736% due 04/25/2037 •		871	571

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^Ø		170	72

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.796% due 03/25/2036 •		700	682

NovaStar Mortgage Funding Trust
2.636% due 03/25/2037 •		775	579

Option One Mortgage Loan Trust
2.646% due 01/25/2037 •		457	344

Renaissance Home Equity Loan Trust
5.056% due 12/25/2032 •		415	403
5.294% due 01/25/2037 Ø		642	340
5.675% due 06/25/2037 ^Ø		1,053	463
5.731% due 11/25/2036 Ø		1,011	564

Residential Asset Mortgage Products Trust
2.726% due 12/25/2035 •		427	374
2.966% due 12/25/2035 •		997	841

Residential Asset Securities Corp. Trust
2.756% due 11/25/2036 ^•		2,050	1,751

Saxon Asset Securities Trust
4.256% due 12/25/2037 •		402	376
4.306% due 05/25/2031 •		647	582

SLM Student Loan Trust
1.450% due 03/15/2038 •	GBP	633	781

Soundview Home Loan Trust
2.656% due 06/25/2037 •		$89	63
2.756% due 11/25/2036 •		1,400	1,287

Structured Asset Investment Loan Trust
2.636% due 07/25/2036 •		510	408
2.816% due 01/25/2036 •		1,442	1,331

Terwin Mortgage Trust
3.446% due 11/25/2033 •		24	23

			29,885

CORPORATE BONDS & NOTES 16.7%

AIG Global Funding
3.277% (US0003M + 0.480%) due 07/02/2020 ~		1,000	1,000

Allergan Sales LLC
5.000% due 12/15/2021		600	618

Ally Financial, Inc.
8.000% due 11/01/2031		200	223

American Honda Finance Corp.
2.932% (US0003M + 0.350%) due 11/05/2021 ~		200	197

American Tower Corp.
3.450% due 09/15/2021		500	500

Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		538	529
3.300% due 02/01/2023		500	487

AT&T, Inc.
1.800% due 09/05/2026	EUR	1,000	1,140
3.386% (US0003M + 0.950%) due 07/15/2021 ~		$1,400	1,396
3.488% (US0003M + 0.750%) due 06/01/2021 ~		2,700	2,684
3.956% (US0003M + 1.180%) due 06/12/2024 ~		1,600	1,553

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		100	99
4.350% due 04/20/2028		200	189

Bank of America Corp.
5.875% due 03/15/2028 •(g)		700	638

BAT Capital Corp.
3.204% due 08/14/2020 •		400	396
3.222% due 08/15/2024		200	184
3.557% due 08/15/2027		700	623

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayer U.S. Finance LLC
3.452% (US0003M + 0.630%) due 06/25/2021 ~		$300	$296
3.798% (US0003M + 1.010%) due 12/15/2023 ~		500	478
3.875% due 12/15/2023		300	295
4.250% due 12/15/2025		300	293
4.375% due 12/15/2028		700	670

BMW U.S. Capital LLC
2.984% (US0003M + 0.370%) due 08/14/2020 ~		2,500	2,482

Boston Scientific Corp.
2.850% due 05/15/2020		1,100	1,093

Brandywine Operating Partnership LP
3.950% due 11/15/2027		500	476

Campbell Soup Co.
3.300% due 03/15/2021		200	199
3.650% due 03/15/2023		800	781

Cardinal Health, Inc.
1.948% due 06/14/2019		1,300	1,293

Cboe Global Markets, Inc.
1.950% due 06/28/2019		500	497

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		200	200

Charter Communications Operating LLC
3.750% due 02/15/2028		900	816
4.464% due 07/23/2022		1,300	1,313
6.384% due 10/23/2035		500	515

Citigroup, Inc.
2.050% due 06/07/2019		200	199
3.696% (US0003M + 0.930%) due 06/07/2019 ~		600	601

Citizens Bank N.A.
3.259% (US0003M + 0.570%) due 05/26/2020 ~		1,100	1,098

Conagra Brands, Inc.
2.908% (US0003M + 0.500%) due 10/09/2020 ~		900	890

Continental Resources, Inc.
4.375% due 01/15/2028		200	189

CVS Health Corp.
3.350% due 03/09/2021		200	199
3.700% due 03/09/2023		400	396
4.100% due 03/25/2025		300	298
4.300% due 03/25/2028		400	392
5.050% due 03/25/2048		100	98

D.R. Horton, Inc.
3.750% due 03/01/2019		1,000	1,000
4.000% due 02/15/2020		1,200	1,202

Daimler Finance North America LLC
2.250% due 03/02/2020		400	395

Dell International LLC
3.480% due 06/01/2019		1,400	1,396

Delta Air Lines, Inc.
2.875% due 03/13/2020		1,400	1,391

DISH DBS Corp.
5.125% due 05/01/2020		600	594

Dominion Energy Gas Holdings LLC
3.388% (US0003M + 0.600%) due 06/15/2021 ~		1,000	998

eBay, Inc.
2.150% due 06/05/2020		900	889

EQT Corp.
2.500% due 10/01/2020		500	489
3.000% due 10/01/2022		400	380

Equinix, Inc.
2.875% due 03/15/2024	EUR	300	344

ERAC USA Finance LLC
2.600% due 12/01/2021		$1,200	1,168

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	200	230
1.700% due 06/30/2022	GBP	200	251

Ford Motor Credit Co. LLC
1.897% due 08/12/2019		$1,800	1,783
2.943% due 01/08/2019		500	500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.408% (US0003M + 1.000%) due 01/09/2020 ~	$700	$693

GATX Corp.
3.302% (US0003M + 0.720%) due 11/05/2021 ~	1,200	1,188

General Mills, Inc.
3.200% due 04/16/2021	100	100
3.459% (US0003M + 1.010%) due 10/17/2023 ~	100	98
3.700% due 10/17/2023	100	100

General Motors Financial Co., Inc.
3.100% due 01/15/2019	1,100	1,100
3.550% due 04/09/2021	300	296

Georgia-Pacific LLC
3.163% due 11/15/2021	400	397

Goldman Sachs Group, Inc.
3.637% (US0003M + 1.160%) due 04/23/2020 ~	400	401
4.223% due 05/01/2029 •	100	96

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	600	572

Harley-Davidson Financial Services, Inc.
3.647% (US0003M + 0.940%) due 03/02/2021 ~	400	400

Harris Corp.
3.000% (US0003M + 0.480%) due 04/30/2020 ~	600	598

International Lease Finance Corp.
8.250% due 12/15/2020	500	538

JPMorgan Chase Bank N.A.
2.848% (US0003M + 0.340%) due 04/26/2021 ~	400	396
3.086% due 04/26/2021 •	800	797

Kilroy Realty LP
3.450% due 12/15/2024	100	97

Kinder Morgan, Inc.
5.000% due 02/15/2021	400	410

KLA-Tencor Corp.
4.125% due 11/01/2021	400	407

Kraft Heinz Foods Co.
3.188% (US0003M + 0.570%) due 02/10/2021 ~	900	893

McDonald’s Corp.
2.939% (US0003M + 0.430%) due 10/28/2021 ~	700	695

Mid-America Apartments LP
4.200% due 06/15/2028	600	604

Morgan Stanley
3.737% due 04/24/2024 •	1,000	993

MPLX LP
4.000% due 03/15/2028	300	282

MUFG Americas Holdings Corp.
3.000% due 02/10/2025	560	538

Nasdaq, Inc.
3.214% (US0003M + 0.390%) due 03/22/2019 ~	2,200	2,200

Navient Corp.
4.875% due 06/17/2019	414	413
8.000% due 03/25/2020	300	306

Newmont Mining Corp.
5.125% due 10/01/2019	800	808

NextEra Energy Capital Holdings, Inc.
3.053% (US0003M + 0.315%) due 09/03/2019 ~	1,100	1,099
3.107% (US0003M + 0.400%) due 08/21/2020 ~	500	500

Nissan Motor Acceptance Corp.
3.503% due 09/28/2022 •	1,000	969

Northwell Healthcare, Inc.
4.260% due 11/01/2047	400	381

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	1,400	1,374

Protective Life Global Funding
2.262% due 04/08/2020	2,200	2,176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Service Co. of Oklahoma
4.400% due 02/01/2021	$200	$204

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021	400	384

QVC, Inc.
3.125% due 04/01/2019	800	798

RELX Capital, Inc.
8.625% due 01/15/2019	300	301

Rockwell Collins, Inc.
2.800% due 03/15/2022	900	875

Sempra Energy
3.238% (US0003M + 0.450%) due 03/15/2021 ~	800	784

SES Global Americas Holdings GP
2.500% due 03/25/2019	600	599

SL Green Operating Partnership LP
3.250% due 10/15/2022	500	483

Southern Co.
2.350% due 07/01/2021	500	486
3.104% (US0003M + 0.490%) due 02/14/2020 ~	1,400	1,398

Southern Power Co.
3.342% (US0003M + 0.550%) due 12/20/2020 ~	600	593

Spectra Energy Partners LP
3.451% (US0003M + 0.700%) due 06/05/2020 ~	100	99

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	200	200

Springleaf Finance Corp.
5.250% due 12/15/2019	300	301
6.000% due 06/01/2020	400	402

Sprint Capital Corp.
6.900% due 05/01/2019	200	202

Sprint Communications, Inc.
7.000% due 03/01/2020	200	205

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	413	408
4.738% due 09/20/2029	300	295

Textron, Inc.
3.168% (US0003M + 0.550%) due 11/10/2020 ~	700	694

Time Warner Cable LLC
5.000% due 02/01/2020	300	304
8.250% due 04/01/2019	400	405

UDR, Inc.
4.625% due 01/10/2022	200	206

United Technologies Corp.
3.279% (US0003M + 0.650%) due 08/16/2021 ~	300	299

Verizon Communications, Inc.
2.625% due 08/15/2026	400	363
3.716% (US0003M + 1.100%) due 05/15/2025 ~	700	679
4.125% due 03/16/2027	500	502
4.329% due 09/21/2028	1,012	1,019

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	2,100	2,090
2.450% due 11/20/2019	1,100	1,090
3.388% (US0003M + 0.770%) due 11/13/2020 ~	300	298
3.558% (US0003M + 0.940%) due 11/12/2021 ~	300	297
3.875% due 11/13/2020	200	201
4.000% due 11/12/2021	300	301

Wells Fargo & Co.
3.597% (US0003M + 1.110%) due 01/24/2023 ~	1,000	991
3.757% (US0003M + 1.230%) due 10/31/2023 ~	1,500	1,496

Wells Fargo Bank N.A.
3.550% due 08/14/2023	1,400	1,396

WRKCo, Inc.
3.750% due 03/15/2025	300	295

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	$300	$297
3.150% due 04/01/2022	2,100	2,055

		88,733

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

CenturyLink, Inc.
5.272% (LIBOR03M + 2.750%) due 01/31/2025 ~	495	464

Charter Communications Operating LLC
4.530% (LIBOR03M + 2.000%) due 04/30/2025 ~	585	562

		1,026

MUNICIPAL BONDS & NOTES 0.0%

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	140

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%

American Home Mortgage Investment Trust
4.385% due 09/25/2045 •	21	21

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	435	399

Banc of America Mortgage Trust
3.707% due 02/25/2036 ^~	57	53

Bear Stearns Adjustable Rate Mortgage Trust
4.157% due 08/25/2033 ~	2	2

Bear Stearns ALT-A Trust
2.666% due 02/25/2034 •	42	42
3.867% due 08/25/2036 ^~	38	25
4.018% due 03/25/2036 ^~	120	102
4.144% due 11/25/2035 ^~	27	24
4.209% due 09/25/2035 ^~	25	21

Bear Stearns Structured Products, Inc. Trust
5.425% due 12/26/2046 ^~	26	24

Chase Mortgage Finance Trust
3.614% due 07/25/2037 ~	53	48

Citigroup Mortgage Loan Trust, Inc.
2.856% due 10/25/2035 •	2,070	1,639
4.680% due 09/25/2035 •	4	4

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.132% due 09/25/2035 ^~	290	266

Countrywide Alternative Loan Trust
2.680% due 03/20/2046 •	63	57
2.786% due 02/25/2037 •	48	43
2.923% due 11/25/2035 •	12	11
3.157% due 12/25/2035 •	55	49
5.250% due 06/25/2035 ^	8	7

Countrywide Home Loan Mortgage Pass-Through Trust
2.966% due 05/25/2035 •	24	22
3.146% due 03/25/2035 •	44	40
3.166% due 02/25/2035 •	6	6
3.910% due 08/25/2034 ^~	14	13
4.290% due 11/25/2034 ~	6	6
5.500% due 01/25/2035	351	350

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 08/25/2036 ^	1,521	1,427
5.863% due 02/25/2037 ^~	188	78

DBUBS Mortgage Trust
0.306% due 11/10/2046 ~(a)	400	2
0.709% due 11/10/2046 ~(a)	269	2

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.256% due 10/25/2047 •	876	774

GSR Mortgage Loan Trust
2.836% due 12/25/2034 •	39	37
3.818% due 04/25/2035 ~	240	242
4.354% due 01/25/2036 ^~	44	43

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
2.716% due 05/25/2046 •	$488	$467
2.986% due 07/25/2035 •	21	20

JPMorgan Mortgage Trust
3.503% due 07/27/2037 ~	85	85
3.968% due 02/25/2036 ^~	26	21

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.895% due 12/15/2030 •	5	5

Morgan Stanley Bank of America Merrill Lynch Trust
0.994% due 12/15/2048 ~(a)	942	31

Morgan Stanley Mortgage Loan Trust
4.293% due 06/25/2036 ~	30	31

Residential Accredit Loans, Inc. Trust
2.656% due 02/25/2047 •	32	19
2.686% due 06/25/2046 •	285	115
2.716% due 04/25/2046 •	475	218

Structured Adjustable Rate Mortgage Loan Trust
4.369% due 04/25/2034 ~	4	4

Structured Asset Mortgage Investments Trust
2.716% due 05/25/2036 •	12	11
2.726% due 05/25/2036 •	86	78
2.726% due 09/25/2047 •	122	115
2.966% due 05/25/2045 •	18	17
3.050% due 07/19/2034 •	2	2
3.130% due 09/19/2032 •	1	1
3.170% due 03/19/2034 •	4	3
3.657% due 08/25/2047 ^•	35	33

Structured Asset Securities Corp.
2.786% due 01/25/2036 •	273	253

Structured Asset Securities Corp. Mortgage Loan Trust
2.796% due 10/25/2036 •	520	465

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^Ø	189	18

Thornburg Mortgage Securities Trust
4.323% due 06/25/2047 ^•	32	30
4.323% due 06/25/2047 •	4	4

Wachovia Mortgage Loan Trust LLC
4.537% due 10/20/2035 ^~	82	83

WaMu Mortgage Pass-Through Certificates Trust
2.329% due 02/27/2034 •	4	4
2.816% due 01/25/2045 •	93	93
3.137% due 06/25/2046 •	37	36
3.157% due 02/25/2046 •	84	84
3.500% due 03/25/2033 ~	9	9
3.672% due 03/25/2035 ~	45	45
3.734% due 04/25/2035 ~	34	34
3.860% due 12/25/2036 ^~	187	173

Washington Mutual Mortgage Pass-Through Certificates Trust
3.097% due 07/25/2046 ^•	24	17

Wells Fargo Mortgage-Backed Securities Trust
4.127% due 03/25/2035 ~	55	56
4.434% due 07/25/2036 ^~	31	30
4.561% due 04/25/2036 ~	2	2
4.649% due 03/25/2036 ^~	111	107

		8,699

U.S. GOVERNMENT AGENCIES 18.5%

Fannie Mae
2.626% due 03/25/2034 •	3	3
2.656% due 08/25/2034 •	2	2
2.665% due 09/25/2042 •	15	15
2.906% due 06/25/2036 •	26	26
3.253% due 10/01/2044 •	13	13
3.500% due 11/01/2021 - 03/01/2048	9,534	9,543
4.120% due 05/25/2035 ~	7	8
4.270% due 12/01/2034 •	3	3
4.490% due 11/01/2034 •	23	24
6.000% due 07/25/2044	9	10

Fannie Mae, TBA
3.500% due 01/01/2049 - 02/01/2049	64,300	64,298
4.000% due 02/01/2049	17,800	18,137

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
1.567% due 01/15/2038 ~(a)		$402	$22
2.649% due 01/15/2038 •		402	400
2.955% due 12/15/2032 •		5	5
3.055% due 12/15/2037 •		8	8
3.357% due 10/25/2044 •		37	37
3.500% due 03/01/2035 •		5	5
4.040% due 04/01/2035 •		42	44
4.226% due 02/01/2029 •		2	2

Ginnie Mae
3.114% due 05/20/2066 - 06/20/2066 •		3,992	4,044
3.164% due 11/20/2066 •		664	675
3.625% due 04/20/2028 - 06/20/2030 •		2	2

NCUA Guaranteed Notes
2.850% due 11/05/2020 •		654	656
2.940% due 12/08/2020 •		193	194

			98,176

U.S. TREASURY OBLIGATIONS 7.0%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022		112	109
0.125% due 04/15/2022 (l)		2,288	2,214
0.125% due 07/15/2024		160	153
0.375% due 07/15/2025 (l)		8,851	8,539
0.500% due 01/15/2028		9,124	8,714
0.625% due 04/15/2023		611	601
0.625% due 01/15/2026		53	52
1.000% due 02/15/2048		2,461	2,338
1.375% due 02/15/2044 (n)		868	898
2.000% due 01/15/2026		127	136
2.500% due 01/15/2029		1,296	1,476
3.875% due 04/15/2029		769	980

U.S. Treasury Notes
2.250% due 11/15/2025 (n)		100	98
2.625% due 06/15/2021 (n)		300	301
2.875% due 04/30/2025 (j)(l)(n)		10,600	10,789

			37,398

Total United States (Cost $262,396)			264,057

SHORT-TERM INSTRUMENTS 10.4%

REPURCHASE AGREEMENTS (i) 0.1%
			381

ARGENTINA TREASURY BILLS 0.1%
(1.727)% due 01/31/2019 - 04/30/2019 (c)(d)	ARS	13,562	379

FRANCE TREASURY BILLS 5.5%
(0.633)% due 01/04/2019 - 01/16/2019 (c)(d)	EUR	25,400	29,110

JAPAN TREASURY BILLS 4.2%
(0.159)% due 03/11/2019 (c)(d)	JPY	2,440,000	22,267

NETHERLANDS TREASURY BILLS 0.5%
(0.639)% due 01/31/2019 (d)(e)	EUR	2,400	2,752

Total Short-Term Instruments (Cost $54,931)			54,889

Total Investments in Securities (Cost $599,589)			597,110

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.4%

PIMCO Short Asset Portfolio	1,107,461	$10,988

PIMCO Short-Term Floating NAV Portfolio III	727,532	7,191

Total Short-Term Instruments (Cost $18,285)		18,179

Total Investments in Affiliates (Cost $18,285)		18,179

Total Investments 115.9% (Cost $617,874)		$615,289

Financial Derivative Instruments (k)(m) (0.4)% (Cost or Premiums, net $6,503)		(2,074)

Other Assets and Liabilities, net (15.5)%		(82,211)

Net Assets 100.0%		$531,004

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Security is not accruing income as of the date of this report.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Coupon represents a yield to maturity.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$381	U.S. Treasury Notes 2.875% due 09/30/2023	$(393)	$381	$381

Total Repurchase Agreements						$(393)	$381	$381

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
GRE	2.540%	11/13/2018	02/13/2019	$(6,715)	$(6,739)
	2.540	11/14/2018	02/14/2019	(1,901)	(1,907)

Total Reverse Repurchase Agreements					$(8,646)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (1.1)%
Sovereign Issues (1.1)%
Canada Government Bond	2.750%	12/01/2048	CAD	6,800	$(5,676)	$(5,621)

Total Short Sales (1.1)%					$(5,676)	$(5,621)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$381	$0	$0	$0	$381	$(393)	$(12)
GRE	0	(8,646)	0	0	(8,646)	8,875	229

Master Securities Forward Transaction Agreement
TDM	0	0	0	(5,621)	(5,621)	0	(5,621)

Total Borrowings and Other Financing Transactions	$381	$(8,646)	$0	$(5,621)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$0	$(8,646)	$0	$(8,646)

Total Borrowings	$0	$0	$(8,646)	$0	$(8,646)

Payable for reverse repurchase agreements					$(8,646)

(j)	Securities with an aggregate market value of $8,875 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(15,639) at a weighted average interest rate of 0.626%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for short sales includes $20 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note March 2019 Futures	$107.875	02/22/2019	22	$44	$0	$1
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	104.000	02/22/2019	128	128	1	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	107.250	02/22/2019	178	178	2	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March 2019 Futures	119.000	02/22/2019	22	22	0	0

Total Purchased Options					$3	$1

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2019	1,660	$	403,754	$103	$0	$0
Australia Government 3-Year Note March Futures	03/2019	292		23,079	83	29	0
Australia Government 10-Year Bond March Futures	03/2019	62		5,794	56	28	0
Canada Government 10-Year Bond March Futures	03/2019	93		9,317	286	0	(3)
Euro-Bobl March Futures	03/2019	260		39,477	86	0	(9)
Euro-Bund 10-Year Bond March Futures	03/2019	15		2,811	21	0	(3)
Euro-Buxl 30-Year Bond March Futures	03/2019	20		4,139	93	0	(19)
Euro-Schatz March Futures	03/2019	349		44,761	15	0	(4)
Japan Government 10-Year Bond March Futures	03/2019	31		43,126	234	42	(17)
U.S. Treasury 5-Year Note March Futures	03/2019	441		50,577	633	110	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2019	27		4,338	210	16	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	995		156,856	140	8	(24)

					$ 1,960	$ 233	$ (79)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	233	$	(56,706)	$(123)	$0	$(6)
90-Day Eurodollar December Futures	12/2020	656		(159,949)	(1,242)	0	(57)
90-Day Eurodollar March Futures	03/2020	771		(187,825)	(475)	0	(39)
Call Options Strike @ EUR 133.000 on Euro-Bobl March 2019 Futures	02/2019	74		(19)	(3)	2	0
Call Options Strike @ EUR 164.500 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	33		(25)	(9)	4	0
Euro-BTP Italy Government Bond March Futures	03/2019	25		(3,661)	(168)	0	(2)
Euro-OAT France Government 10-Year Bond March Futures	03/2019	260		(44,923)	(210)	63	0
Put Options Strike @ EUR 131.250 on Euro-Bobl March 2019 Futures	02/2019	74		(6)	8	0	0
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	33		(7)	9	0	0
U.S. Treasury 2-Year Note March Futures	03/2019	25		(5,308)	(37)	0	(4)
U.S. Treasury 10-Year Note March Futures	03/2019	3		(366)	(9)	0	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	995		(156,618)	(304)	8	(48)
United Kingdom Long Gilt March Futures	03/2019	140		(21,979)	43	23	(71)

					$(2,520)	$100	$(228)

Total Futures Contracts					$(560)	$333	$(307)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.229%	EUR	200	$(6)	$2	$(4)	$0	$0
Navient Corp.	(5.000)	Quarterly	03/20/2019	0.703	$	1,100	(49)	37	(12)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.283		700	(15)	5	(10)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.292	EUR	200	(5)	2	(3)	0	0

							$(75)	$46	$(29)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.648%	$	700	$13	$(4)	$9	$0	$0
Daimler AG	1.000	Quarterly	12/20/2020	0.442	EUR	200	5	(2)	3	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.843		500	18	(11)	7	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2022	1.146		800	0	(4)	(4)	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2025	2.005		400	(13)	(15)	(28)	0	(1)

							$23	$(36)	$(13)	$0	$(3)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	21

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	3,400	$(250)	$175	$(75)	$0	$(6)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022		30,144	(531)	214	(317)	0	(8)
CDX.IG-29 5-Year Index	(1.000)	Quarterly	12/20/2022		41,000	(728)	282	(446)	0	(14)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	53,300	(1,532)	563	(969)	0	(83)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		35,200	(1,019)	482	(537)	0	(68)
iTraxx Europe Senior 30 5-Year Index	(1.000)	Quarterly	12/20/2023		4,200	6	14	20	0	(15)

						$(4,054)	$1,730	$(2,324)	$0	$(194)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches									Asset	Liability
CDX.EM-30 5-Year Index	1.000%	Quarterly	12/20/2023	$	300	$(14)	$0	$(14)	$0	$0
iTraxx Europe Main 30 5-Year Index	1.000	Quarterly	12/20/2023	EUR	11,800	225	(142)	83	28	0

						$211	$(142)	$69	$28	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$	33,900	$0	$8	$8	$0	$(1)
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		30,400	0	(4)	(4)	0	(2)
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		5,100	0	5	5	0	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		3,900	0	6	6	0	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		19,800	2	19	21	4	0
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		17,000	0	(1)	(1)	0	(1)

						$2	$33	$35	$4	$(4)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025	$	1,100	$0	$(28)	$(28)	$0	$(3)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		3,500	2	(94)	(92)	0	(9)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		1,200	0	(31)	(31)	0	(3)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		1,100	0	(30)	(30)	0	(3)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		1,200	0	(33)	(33)	0	(3)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		2,300	0	(65)	(65)	0	(6)
Receive	1-Year BRL-CDI	8.880	Maturity	01/04/2021	BRL	800	1	7	8	0	0
Pay	3-Month CAD-Bank Bill	2.300	Semi-Annual	07/16/2020	CAD	39,500	(58)	118	60	8	0
Receive	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		600	(86)	1	(85)	0	(3)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		7,400	(112)	193	81	0	(38)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	1,400	(24)	32	8	1	0
Receive(6)	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	7,520	9	17	26	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019	$	25,300	220	(29)	191	2	0
Receive(6)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2020		502,000	33	1,182	1,215	16	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		63,700	1,091	(174)	917	2	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		46,900	319	(385)	(66)	0	(7)
Receive(6)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2021		502,000	1	(1,692)	(1,691)	0	(69)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		11,100	414	(144)	270	0	(20)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		9,200	479	(121)	358	0	(18)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		15,200	1,224	(228)	996	0	(49)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		35,600	1,882	(534)	1,348	0	(133)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		5,600	(76)	214	138	22	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		16,000	(200)	(192)	(392)	0	(69)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		8,700	269	(66)	203	0	(50)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	06/20/2048	$	4,000	$445	$(144)	$301	$0	$(22)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		8,400	230	(470)	(240)	0	(50)
Receive(6)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		800	(5)	(9)	(14)	0	(5)
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		2,900	(20)	(33)	(53)	0	(18)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	7,600	4	(11)	(7)	1	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	06/19/2021	EUR	12,700	7	24	31	2	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024		58,500	161	698	859	47	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	06/19/2024		25,000	132	148	280	22	0
Receive(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		34,400	(183)	759	576	50	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		23,800	62	198	260	36	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		2,500	53	(134)	(81)	0	(2)
Receive(6)	6-Month GBP-LIBOR	1.250	Annual	09/18/2020	GBP	44,900	(3)	73	70	0	(3)
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020		37,900	107	53	160	1	0
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/20/2021		17,400	(117)	35	(82)	1	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	09/16/2021		44,900	(26)	(116)	(142)	0	(18)
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		37,900	(17)	(93)	(110)	0	(20)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024		1,900	(2)	(19)	(21)	0	(3)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		1,900	31	(44)	(13)	0	(18)
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		3,200	10	200	210	36	0
Pay(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	06/19/2049		400	28	(2)	26	4	0
Receive(6)	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	4,080,000	(121)	255	134	6	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,770,000	(130)	(288)	(418)	0	(8)
Pay	6-Month JPY-LIBOR	1.500	Semi-Annual	06/19/2033		2,090,000	2,911	228	3,139	25	0
Receive	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		150,000	157	25	182	2	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		684,282	89	(337)	(248)	0	(6)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		100,000	42	31	73	0	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	12/20/2048		347,606	6	242	248	1	0
Pay	28-Day MXN-TIIE	7.278	Lunar	03/22/2022	MXN	21,800	(5)	(37)	(42)	2	0
Pay	28-Day MXN-TIIE	7.317	Lunar	03/23/2022		18,100	(3)	(31)	(34)	2	0
Receive	28-Day MXN-TIIE	5.825	Lunar	01/12/2023		27,400	(95)	(39)	(134)	4	0

							$9,136	$(920)	$8,216	$293	$(656)

Total Swap Agreements							$5,243	$711	$5,954	$325	$(857)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$333	$334	$668	$0	$(307)	$(857)	$(1,164)

(l)

Securities with an aggregate market value of $8,214 and cash of $2,693 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $9 for closed swap agreements is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	23

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019		$9,957	EUR	8,537	$0	$(35)

BOA	01/2019	CAD	18,359		$13,784	332	0
	01/2019	DKK	102,139		16,245	571	0
	01/2019	EUR	79,417		90,666	0	(386)
	01/2019	GBP	1,678		2,142	4	0
	01/2019	SEK	227,980		25,192	0	(549)
	01/2019		$295	ARS	11,995	18	0

BPS	01/2019	BRL	1,130		$294	2	0
	01/2019	CAD	497		364	0	0
	01/2019		$292	BRL	1,130	0	0
	01/2019		2,128	GBP	1,694	31	0
	01/2019		1,145	KRW	1,290,521	12	0
	01/2019		1,059	NZD	1,557	0	(14)
	02/2019	RON	10,827	EUR	2,316	0	(1)
	03/2019	KRW	1,290,521		$1,148	0	(14)
	04/2019	CNH	2,984		431	0	(4)
	04/2019		$1,937	CNH	13,362	8	0
	07/2019		834		5,716	0	(2)

BRC	01/2019	JPY	258,000		$2,329	0	(25)
	01/2019		$686	EUR	600	2	0
	01/2019		1,615	NOK	13,766	0	(23)

CBK	01/2019	AUD	8,254		$6,047	232	0
	01/2019	BRL	11,875		3,041	0	(22)
	01/2019	EUR	45,598		52,043	0	(235)
	01/2019	NOK	1,890		221	3	0
	01/2019	NZD	1,158		802	25	0
	01/2019	SEK	17,020		1,893	0	(29)
	01/2019		$2,632	AUD	3,633	0	(72)
	01/2019		3,065	BRL	11,875	0	(1)
	01/2019		15,094	DKK	98,868	78	0
	01/2019		51	GBP	40	0	0
	01/2019		562	NOK	4,880	2	0
	01/2019		5,128	RUB	339,816	0	(264)
	01/2019		1,018	SEK	9,151	15	0
	02/2019	CNH	9,929		$1,428	0	(17)
	02/2019	EUR	1,878		2,377	219	0
	02/2019		$2,686	COP	8,488,874	0	(79)
	03/2019	KRW	7,513,017		$6,703	0	(61)
	04/2019	DKK	98,868		15,215	0	(78)
	05/2019	EUR	1,083		1,264	8	0
	06/2019	GBP	584		783	32	0
	06/2019		$20,751	EUR	17,834	0	(23)
	07/2019	CNH	6,175		$916	17	0
	07/2019		$834	CNH	5,716	0	(2)

DUB	01/2019	BRL	17,541		$4,527	1	0
	01/2019		$4,556	BRL	17,541	0	(30)
	01/2019		1,446	EUR	1,150	0	(127)
	02/2019	BRL	17,541		$4,547	29	0
	03/2019		2,418		632	11	0
	03/2019		$538	MXN	11,542	43	0
	04/2019	SEK	2,204	EUR	214	0	(3)

FBF	01/2019		$434	RUB	29,351	0	(14)

GLM	01/2019	BRL	4,497		$1,173	13	0
	01/2019	CAD	1,425		1,065	21	0
	01/2019	CHF	1,586		1,603	0	(11)
	01/2019	EUR	10,328		11,759	0	(78)
	01/2019	GBP	23,383		29,901	86	0
	01/2019	NZD	775		533	13	0
	01/2019	SEK	4,817		533	0	(10)
	01/2019		$33	ARS	1,300	1	0
	01/2019		5,496	AUD	7,657	0	(102)
	01/2019		1,161	BRL	4,497	0	0
	01/2019		2,133	CAD	2,853	0	(43)
	01/2019		435	DKK	2,775	0	(9)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2019		$1,868	EUR	1,635	$7	$0
	01/2019		639	JPY	72,300	21	0
	01/2019		1,349	MXN	27,733	61	0
	01/2019		1,863	NOK	16,090	1	(3)
	01/2019		1,899	SEK	17,085	30	0
	02/2019		16	CLP	10,584	0	0
	02/2019		1,428	CNH	9,923	17	0
	03/2019	JPY	2,440,000		$21,724	0	(649)

HUS	01/2019	CAD	1,677		1,256	27	0
	01/2019	CHF	494		497	0	(6)
	01/2019	EUR	22,442		25,737	65	(69)
	01/2019	KRW	396,480		354	0	(1)
	01/2019	PLN	6,526		1,777	33	0
	01/2019		$4,871	AUD	6,743	0	(121)
	01/2019		1,252	CAD	1,651	0	(43)
	01/2019		610	EUR	537	5	0
	01/2019		512	GBP	406	5	0
	02/2019		716	AUD	900	0	(81)
	03/2019	BRL	810		$240	32	0
	03/2019		$822	KRW	920,147	6	0
	03/2019		240	MXN	4,727	0	(2)
	04/2019	ARS	7,239		$169	0	(2)
	05/2019		$1,301	EUR	1,078	0	(51)
	07/2019	CNH	39,550		$5,793	37	0
	07/2019		$5,999	CNH	41,175	0	(6)

IND	01/2019	JPY	678,700		$5,987	0	(207)
	01/2019	MXN	18,822		924	0	(32)
	04/2019	CNH	3,262		471	0	(4)

JPM	01/2019	AUD	4,454		3,199	61	0
	01/2019	CAD	1,427		1,048	3	0
	01/2019	CHF	2,104		2,123	0	(18)
	01/2019	EUR	1,842		2,100	0	(11)
	01/2019	GBP	1,265		1,598	0	(14)
	01/2019	KRW	894,041		799	0	(3)
	01/2019	NOK	18,225		2,081	0	(27)
	01/2019		$1,568	AUD	2,226	0	0
	01/2019		1,431	EUR	1,256	9	0
	01/2019		539	NZD	803	0	0
	01/2019		3,208	SEK	28,956	59	0
	03/2019	IDR	1,392,000		$96	0	0
	03/2019		$574	KRW	642,736	5	0
	04/2019	EUR	416	SEK	4,267	5	0
	07/2019	CNH	1,835		$270	3	0

MSB	04/2019		$3,009	CNH	20,700	4	0
	07/2019	CNH	5,047		$738	4	0

MYI	01/2019	AUD	740		532	11	0
	01/2019	JPY	241,607		2,143	0	(61)
	01/2019	NZD	3,926		2,686	50	0
	01/2019	SEK	18,837		2,080	0	(46)
	06/2021		$38	EUR	30	0	(1)

NGF	04/2019	CNH	4,009		$579	0	(5)

RBC	01/2019	EUR	2,400		2,735	0	(22)

RYL	01/2019		$111	CAD	150	0	(2)
	01/2019		381	GBP	300	2	0
	04/2019	SEK	2,992	EUR	288	0	(8)

SCX	01/2019		$536	JPY	60,311	15	0
	04/2019	CNH	10,580		$1,523	0	(17)
	04/2019		$2,087	CNH	14,390	8	0

SOG	03/2019	KRW	89,317		$80	0	0

SSB	03/2019	TWD	42,075		1,376	0	(10)

UAG	01/2019	EUR	45,401		51,784	0	(269)
	01/2019	NOK	174		20	0	0
	01/2019		$344	EUR	300	0	0
	01/2019		5,804	MXN	110,469	0	(201)

Total Forward Foreign Currency Contracts						$2,415	$(4,355)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	25

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BRC	Call - OTC EUR versus USD	$	1.308	09/22/2021	EUR	500	$31	$19
	Put - OTC EUR versus USD		1.308	09/22/2021		500	36	51

GLM	Call - OTC USD versus CNH	CNH	7.110	02/11/2019	$	3,000	16	3

MSB	Call - OTC EUR versus USD	$	1.291	06/24/2021	EUR	438	27	16
	Put - OTC EUR versus USD		1.291	06/24/2021		438	32	41

Total Purchased Options							$142	$130

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900%	01/16/2019		$1,000	$ (2)	$(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		1,100	(2)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		1,100	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	03/20/2019		1,400	(3)	(4)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		1,600	(2)	(3)

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		1,000	(1)	(2)

BRC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		1,300	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		1,100	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		500	(1)	(1)

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	01/16/2019		1,200	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		6,100	(5)	(4)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		2,200	(4)	(7)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		800	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	03/20/2019		700	(1)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		800	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		1,100	(1)	(2)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		1,000	(1)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		1,200	(2)	(2)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	EUR	1,400	(3)	(2)

JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		$1,000	(2)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		600	(1)	(1)

MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		1,100	(2)	(2)

							$(42)	$(51)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC GBP versus USD	$	1.315	06/14/2019	GBP	1,660	$(53)	$(100)
	Call - OTC GBP versus USD		1.440	06/14/2019		1,668	(24)	(7)

GLM	Put - OTC USD versus CNH	CNH	6.840	02/11/2019	$	3,000	(16)	(17)

							$(93)	$(124)

Total Written Options							$(135)	$(175)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.154%	$200	$(7)	$1	$0	$(6)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.154	1,700	(61)	12	0	(49)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	3,000	(73)	(11)	0	(84)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.614	800	(15)	2	0	(13)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Reference Entity	Fixed (Pay) Rate		Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
	Japan Government International Bond	(1.000	) %	Quarterly	06/20/2022	0.154%	$1,200	$(41)	$7	$0	$(34)
	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.346	2,000	(51)	(5)	0	(56)

CBK	Japan Government International Bond	(1.000)		Quarterly	06/20/2022	0.154	1,000	(35)	6	0	(29)

GST	China Government International Bond	(1.000)		Quarterly	06/20/2023	0.614	1,600	(31)	5	0	(26)
	Japan Government International Bond	(1.000)		Quarterly	06/20/2022	0.154	1,700	(59)	10	0	(49)

HUS	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.346	800	(20)	(2)	0	(22)

JPM	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.346	200	(5)	(1)	0	(6)

								$(398)	$24	$0	$(374)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	12/20/2023	2.227%	$	100	$(5)	$0	$0	$(5)

JPM	Royal Bank of Scotland Group PLC	1.000	Quarterly	12/20/2023	2.925	EUR	300	(28)	(3)	0	(31)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.113	$	400	(21)	3	0	(18)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.227		600	(34)	2	0	(32)

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.227		200	(10)	(1)	0	(11)

								$(98)	$1	$0	$(97)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	Quarterly	06/20/2022	EUR	1,400	$73	$(37)	$36	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Floating rate equal to 3-Month EUR-LIBOR less 0.27% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR 3,400	$3,855	$61	$(29)	$32	$0

DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP 800	976	(1)	29	28	0

GLM	Floating rate equal to 3-Month EUR-LIBOR less 0.283% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR 19,600	22,224	328	(143)	185	0
	Floating rate equal to 3-Month EUR-LIBOR less 0.299% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	17,200	19,502	378	(217)	161	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	27

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Floating rate equal to 3-Month EUR-LIBOR less 0.27% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR 25,600	$29,027	$458	$(214)	$244	$0

RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP 1,000	1,220	29	5	34	0

TOR	Floating rate equal to 3-Month EUR-LIBOR less 0.265% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR 26,500	30,047	420	(167)	253	0

							$1,673	$(736)	$937	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	3-Month KRW-KORIBOR	1.993%	Quarterly	07/10/2027	KRW	3,206,400	$0	$(45)	$0	$(45)

SOG	Receive	3-Month KRW-KORIBOR	2.030	Quarterly	07/10/2027		2,933,300	0	(50)	0	(50)

								$0	$(95)	$0	$(95)

Total Swap Agreements								$1,250	$(843)	$973	$(566)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$0	$0	$0	$0	$(35)	$0	$0	$(35)	$(35)	$0	$(35)
BOA	925	0	0	925	(935)	(14)	(6)	(955)	(30)	(420)	(450)
BPS	53	0	36	89	(35)	(2)	(133)	(170)	(81)	0	(81)
BRC	2	70	0	72	(48)	(4)	(103)	(155)	(83)	0	(83)
CBK	631	0	32	663	(883)	(126)	(29)	(1,038)	(375)	296	(79)
DUB	84	0	28	112	(160)	0	0	(160)	(48)	(50)	(98)
FBF	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
GLM	271	3	346	620	(905)	(17)	0	(922)	(302)	298	(4)
GST	0	0	0	0	0	(6)	(80)	(86)	(86)	0	(86)
HUS	210	0	0	210	(382)	0	(22)	(404)	(194)	0	(194)
IND	0	0	0	0	(243)	0	0	(243)	(243)	0	(243)
JPM	145	0	0	145	(73)	(4)	(132)	(209)	(64)	0	(64)
MSB	8	57	0	65	0	0	0	0	65	(20)	45
MYC	0	0	244	244	0	(2)	0	(2)	242	(430)	(188)
MYI	61	0	0	61	(108)	0	0	(108)	(47)	0	(47)
NGF	0	0	0	0	(5)	0	(11)	(16)	(16)	0	(16)
RBC	0	0	0	0	(22)	0	0	(22)	(22)	0	(22)
RYL	2	0	34	36	(10)	0	0	(10)	26	(5)	21
SCX	23	0	0	23	(17)	0	0	(17)	6	0	6
SOG	0	0	0	0	0	0	(50)	(50)	(50)	0	(50)
SSB	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
TOR	0	0	253	253	0	0	0	0	253	0	253
UAG	0	0	0	0	(470)	0	0	(470)	(470)	395	(75)

Total Over the Counter	$2,415	$130	$973	$3,518	$(4,355)	$(175)	$(566)	$(5,096)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

(n)

Securities with an aggregate market value of $989 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	333	333
Swap Agreements	0	28	0	0	306	334

	$0	$28	$0	$0	$640	$668

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,415	$0	$2,415
Purchased Options	0	0	0	130	0	130
Swap Agreements	0	36	0	937	0	973

	$0	$36	$0	$3,482	$0	$3,518

	$0	$64	$0	$3,482	$640	$4,186

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$307	$307
Swap Agreements	0	197	0	0	660	857

	$0	$197	$0	$0	$967	$1,164

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,355	$0	$4,355
Written Options	0	51	0	124	0	175
Swap Agreements	0	471	0	0	95	566

	$0	$522	$0	$4,479	$95	$5,096

	$0	$719	$0	$4,479	$1,062	$6,260

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	29

Schedule of Investments PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$45	$45
Written Options	0	0	0	0	94	94
Futures	0	0	0	0	(2,588)	(2,588)
Swap Agreements	0	(2,441)	0	0	14,130	11,689

	$0	$(2,441)	$0	$0	$11,681	$9,240

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,516	$0	$7,516
Purchased Options	0	0	0	40	(104)	(64)
Written Options	0	74	0	780	35	889
Swap Agreements	0	(85)	0	5,197	(23)	5,089

	$0	$(11)	$0	$13,533	$(92)	$13,430

	$0	$(2,452)	$0	$13,533	$11,589	$22,670

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(13)	$(13)
Written Options	0	0	0	0	(25)	(25)
Futures	0	0	0	0	(40)	(40)
Swap Agreements	0	2,809	0	0	(4,777)	(1,968)

	$0	$2,809	$0	$0	$(4,855)	$(2,046)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,182	$0	$2,182
Purchased Options	0	0	0	18	104	122
Written Options	0	(8)	0	(116)	(17)	(141)
Swap Agreements	0	42	0	(4,356)	(182)	(4,496)

	$0	$34	$0	$(2,272)	$(95)	$(2,333)

	$0	$2,843	$0	$(2,272)	$(4,950)	$(4,379)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$735	$0	$735
Australia
Asset-Backed Securities	0	532	0	532
Corporate Bonds & Notes	0	299	0	299
Sovereign Issues	0	103	0	103
Brazil
Corporate Bonds & Notes	0	2,772	0	2,772
Canada
Corporate Bonds & Notes	0	9,103	0	9,103
Non-Agency Mortgage-Backed Securities	0	1,004	0	1,004
Sovereign Issues	0	10,751	0	10,751
Cayman Islands
Asset-Backed Securities	0	14,119	0	14,119
Corporate Bonds & Notes	0	1,959	0	1,959
Denmark
Corporate Bonds & Notes	0	15,298	0	15,298
France
Corporate Bonds & Notes	0	9,216	0	9,216
Sovereign Issues	0	10,470	0	10,470
Germany
Corporate Bonds & Notes	0	5,473	0	5,473
Guernsey, Channel Islands
Corporate Bonds & Notes	0	786	0	786

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Hong Kong
Corporate Bonds & Notes	$0	$901	$0	$901
India
Corporate Bonds & Notes	0	199	0	199
Indonesia
Corporate Bonds & Notes	0	304	0	304
Ireland
Asset-Backed Securities	0	2,399	0	2,399
Corporate Bonds & Notes	0	3,991	0	3,991
Sovereign Issues	0	1,048	0	1,048
Israel
Sovereign Issues	0	786	0	786
Italy
Corporate Bonds & Notes	0	3,804	0	3,804
Sovereign Issues	0	8,071	0	8,071
Japan
Corporate Bonds & Notes	0	8,374	0	8,374
Sovereign Issues	0	15,747	0	15,747
Jersey, Channel Islands
Corporate Bonds & Notes	0	1,092	0	1,092
Kuwait
Sovereign Issues	0	2,989	0	2,989
Lithuania
Sovereign Issues	0	1,059	0	1,059
Luxembourg
Asset-Backed Securities	0	199	0	199
Corporate Bonds & Notes	0	1,492	0	1,492

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Multinational
Corporate Bonds & Notes	$0	$930	$0	$930
Netherlands
Asset-Backed Securities	0	767	0	767
Corporate Bonds & Notes	0	9,330	0	9,330
Norway
Corporate Bonds & Notes	0	1,589	0	1,589
Sovereign Issues	0	221	0	221
Poland
Sovereign Issues	0	1,787	0	1,787
Portugal
Corporate Bonds & Notes	0	100	0	100
Qatar
Corporate Bonds & Notes	0	408	0	408
Sovereign Issues	0	5,732	0	5,732
Saudi Arabia
Sovereign Issues	0	9,740	0	9,740
Singapore
Corporate Bonds & Notes	0	3,321	0	3,321
Slovenia
Sovereign Issues	0	6,636	0	6,636
South Korea
Corporate Bonds & Notes	0	391	0	391
Sovereign Issues	0	202	0	202
Spain
Asset-Backed Securities	0	163	0	163
Corporate Bonds & Notes	0	3,899	0	3,899
Sovereign Issues	0	11,759	0	11,759
Supranational
Corporate Bonds & Notes	0	575	0	575
Sweden
Corporate Bonds & Notes	0	26,033	0	26,033
Switzerland
Corporate Bonds & Notes	0	5,268	0	5,268
Sovereign Issues	0	453	0	453
United Arab Emirates
Corporate Bonds & Notes	0	687	0	687
Sovereign Issues	0	1,348	0	1,348
United Kingdom
Corporate Bonds & Notes	0	29,935	0	29,935
Non-Agency Mortgage-Backed Securities	0	9,068	0	9,068
Preferred Securities	0	171	0	171
Sovereign Issues	0	12,576	0	12,576

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
United States
Asset-Backed Securities	$0	$29,885	$0	$29,885
Corporate Bonds & Notes	0	88,733	0	88,733
Loan Participations and Assignments	0	1,026	0	1,026
Municipal Bonds & Notes	0	140	0	140
Non-Agency Mortgage-Backed Securities	0	8,699	0	8,699
U.S. Government Agencies	0	98,176	0	98,176
U.S. Treasury Obligations	0	37,398	0	37,398
Short-Term Instruments
Repurchase Agreements	0	381	0	381
Argentina Treasury Bills	0	379	0	379
France Treasury Bills	0	29,110	0	29,110
Japan Treasury Bills	0	22,267	0	22,267
Netherlands Treasury Bills	0	2,752	0	2,752

	$0	$597,110	$0	$597,110

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,179	$0	$0	$18,179

Total Investments	$18,179	$597,110	$0	$615,289

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(5,621)	$0	$(5,621)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	333	326	0	659
Over the counter	0	3,518	0	3,518

	$333	$3,844	$0	$4,177

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(307)	(857)	0	(1,164)
Over the counter	0	(5,096)	0	(5,096)

	$(307)	$(5,953)	$0	$(6,260)

Total Financial Derivative Instruments	$26	$(2,109)	$0	$(2,083)

Totals	$18,205	$589,380	$0	$607,585

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (formerly the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

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allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim

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Notes to Financial Statements (Cont.)

periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at

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fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV,

such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for

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Notes to Financial Statements (Cont.)

reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared

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swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$10,777	$309	$0	$0	$(98)	$10,988	$297	$13

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$7,671	$188,012	$(188,500)	$7	$1	$7,191	$312	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The

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Notes to Financial Statements (Cont.)

agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other

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classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio

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Notes to Financial Statements (Cont.)

or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type

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of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

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Notes to Financial Statements (Cont.)

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

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To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer

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December 31, 2018

average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

ANNUAL REPORT	DECEMBER 31, 2018	45

Notes to Financial Statements (Cont.)

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master

Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money,

ANNUAL REPORT	DECEMBER 31, 2018	47

Notes to Financial Statements (Cont.)

including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2018, were as follows (amounts in thousands†):

Purchases	Sales

$9,628	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with

48	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$883,854	$808,988	$151,770	$135,886

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	124	$1,359	165	$1,831

Administrative Class	3,018	32,763	2,644	29,459

Advisor Class	2,955	32,037	7,258	80,646
Issued as reinvestment of distributions

Institutional Class	12	130	30	321

Administrative Class	116	1,264	335	3,626

Advisor Class	638	6,925	1,827	19,788
Cost of shares redeemed

Institutional Class	(68)	(743)	(31)	(341)

Administrative Class	(3,016)	(32,728)	(1,700)	(18,862)

Advisor Class	(2,552)	(27,689)	(86)	(952)

Net increase (decrease) resulting from Portfolio share transactions	1,227	$13,318	10,442	$115,516

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 84% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2018	49

Notes to Financial Statements (Cont.)

December 31, 2018

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	$8,939	$0	($5,656)	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	$619,014	$19,864	($25,393)	($5,529)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, convertible preferred securities, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	$6,594	$1,726	$0	$23,627	$108	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

50	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2018	51

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	GRE	RBS Securities, Inc.	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale

CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC

FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank

FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	NZD	New Zealand Dollar

AUD	Australian Dollar	EUR	Euro	PLN	Polish Zloty

BRL	Brazilian Real	GBP	British Pound	RON	Romanian New Leu

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona

CLP	Chilean Peso	KRW	South Korean Won	TWD	Taiwanese Dollar

CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	USD (or $)	United States Dollar

COP	Colombian Peso	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

BBSW1M	1 Month Bank Bill Swap Rate	CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	3 Month USD Swap Rate

CDX.EM	Credit Derivatives Index - Emerging Markets

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ALT	Alternate Loan Trust	DAC	Designated Activity Company	NCUA	National Credit Union Administration

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	OIS	Overnight Index Swap

BBSW	Bank Bill Swap Reference Rate	KORIBOR	Korea Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDI	Brazil Interbank Deposit Rate

52	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	0.00%	0.00%	$6,590	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

ANNUAL REPORT	DECEMBER 31, 2018	53

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2018	55

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

56	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

ANNUAL REPORT	DECEMBER 31, 2018	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

ANNUAL REPORT	DECEMBER 31, 2018	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

ANNUAL REPORT	DECEMBER 31, 2018	61

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

62	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT06AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO International Bond Portfolio (Unhedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

*	Prior to July 30, 2018, the PIMCO International Bond Portfolio (Unhedged) was named the PIMCO Foreign Bond Portfolio (Unhedged).

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO International Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (Unhedged)	04/30/08	04/30/12	04/30/08	03/31/09	Non-diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO International Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of 12/31/2018†§

United States‡	45.6%

United Kingdom	9.5%

Japan	5.7%

Sweden	4.5%

France	3.7%

Canada	3.2%

Denmark	3.0%

Cayman Islands	2.8%

Spain	2.1%

Italy	1.8%

Netherlands	1.7%

Slovenia	1.4%

Germany	1.3%

Qatar	1.1%

Saudi Arabia	1.1%

Other	5.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (Unhedged) Institutional Class	(3.85)%	0.60%	—	(0.07)%
PIMCO International Bond Portfolio (Unhedged) Administrative Class	(3.97)%	0.45%	2.24%	2.64%
PIMCO International Bond Portfolio (Unhedged) Advisor Class	(4.07)%	0.35%	—	2.71%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index±	(2.15)%	(0.01)%	1.74%	1.46%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2008.

± Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.84% for Institutional Class shares, 0.99% for Administrative Class shares, and 1.09% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to core eurozone duration contributed to performance relative to the benchmark.

»	Positions in non-agency mortgage-backed securities contributed to relative performance, as these securities generated positive total returns.

»	U.S. interest rate strategies, particularly a combination of curve positioning and yield advantage, contributed to performance, as rates rose across the yield curve.

»

Overweight exposure to select developed market currencies, particularly the Norwegian krone and Australian dollar, detracted from performance, as these currencies depreciated relative to the U.S. dollar.

»

Overweight exposure to a basket of emerging markets currencies detracted from relative performance, as the MSCI Emerging Markets Currency index, which generally captures the overall performance of emerging market currencies, declined relative to the U.S. dollar.

»

Holdings of sovereign emerging market external debt detracted from relative performance, as the JP Morgan Emerging Market Bond Index, which generally tracks the total return of emerging market external debt, fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO International Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$974.80	$4.83	$1,000.00	$1,020.32	$4.94	0.97%
Administrative Class	1,000.00	974.30	5.57	1,000.00	1,019.56	5.70	1.12
Advisor Class	1,000.00	973.80	6.07	1,000.00	1,019.06	6.21	1.22

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO International Bond Portfolio (Unhedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2018	$10.67	$0.19	$(0.60)	$(0.41)	$(0.51)	$(0.14)	$(0.03)	$(0.68)

12/31/2017	9.78	0.14	0.93	1.07	(0.18)	0.00	0.00	(0.18)

12/31/2016	9.61	0.14	0.17	0.31	(0.14)	0.00	0.00	(0.14)

12/31/2015	10.53	0.17	(0.89)	(0.72)	0.00	(0.03)	(0.17)	(0.20)

12/31/2014	10.74	0.27	(0.20)	0.07	(0.25)	(0.03)	0.00	(0.28)
Administrative Class

12/31/2018	10.67	0.18	(0.60)	(0.42)	(0.50)	(0.14)	(0.03)	(0.67)

12/31/2017	9.78	0.13	0.93	1.06	(0.17)	0.00	0.00	(0.17)

12/31/2016	9.61	0.12	0.17	0.29	(0.12)	0.00	0.00	(0.12)

12/31/2015	10.53	0.15	(0.89)	(0.74)	0.00	(0.03)	(0.15)	(0.18)

12/31/2014	10.74	0.25	(0.20)	0.05	(0.23)	(0.03)	0.00	(0.26)
Advisor Class

12/31/2018	10.67	0.17	(0.60)	(0.43)	(0.49)	(0.14)	(0.03)	(0.66)

12/31/2017	9.78	0.12	0.93	1.05	(0.16)	0.00	0.00	(0.16)

12/31/2016	9.61	0.11	0.17	0.28	(0.11)	0.00	0.00	(0.11)

12/31/2015	10.53	0.14	(0.89)	(0.75)	0.00	(0.03)	(0.14)	(0.17)

12/31/2014	10.74	0.24	(0.20)	0.04	(0.22)	(0.03)	0.00	(0.25)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.58	(3.85)%	$10	0.87%	0.87%	0.75%	0.75%	1.85%	197%
10.67	10.96	10	0.84	0.84	0.75	0.75	1.37	216
9.78	3.15	9	0.80	0.80	0.75	0.75	1.34	419
9.61	(6.90)	9	0.76	0.76	0.75	0.75	1.72	325
10.53	0.57	10	0.76	0.76	0.75	0.75	2.45	277

9.58	(3.97)	9,420	1.02	1.02	0.90	0.90	1.72	197
10.67	10.83	8,468	0.99	0.99	0.90	0.90	1.26	216
9.78	3.00	7,731	0.95	0.95	0.90	0.90	1.19	419
9.61	(7.07)	9,790	0.91	0.91	0.90	0.90	1.54	325
10.53	0.40	10,388	0.91	0.91	0.90	0.90	2.28	277

9.58	(4.07)	20,278	1.12	1.12	1.00	1.00	1.61	197
10.67	10.72	22,498	1.09	1.09	1.00	1.00	1.14	216
9.78	2.90	22,506	1.05	1.05	1.00	1.00	1.08	419
9.61	(7.17)	24,232	1.01	1.01	1.00	1.00	1.44	325
10.53	0.30	28,547	1.01	1.01	1.00	1.00	2.17	277

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO International Bond Portfolio (Unhedged)

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities*	$36,175
Investments in Affiliates	778
Financial Derivative Instruments
Exchange-traded or centrally cleared	41
Over the counter	329
Cash	1
Deposits with counterparty	653
Foreign currency, at value	211
Receivable for investments sold	1,756
Receivable for Portfolio shares sold	3
Interest and/or dividends receivable	210
Dividends receivable from Affiliates	2
Total Assets	40,159

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,566
Payable for sale-buyback transactions	891
Payable for short sales	165
Financial Derivative Instruments
Exchange-traded or centrally cleared	68
Over the counter	605
Payable for investments purchased	1,572
Payable for investments in Affiliates purchased	2
Payable for TBA investments purchased	4,546
Deposits from counterparty	10
Payable for Portfolio shares redeemed	3
Accrued investment advisory fees	6
Accrued supervisory and administrative fees	12
Accrued distribution fees	4
Accrued servicing fees	1
Total Liabilities	10,451

Net Assets	$29,708

Net Assets Consist of:

Paid in capital	$29,854
Distributable earnings (accumulated loss)	(146)

Net Assets	$29,708

Net Assets:

Institutional Class	$10
Administrative Class	9,420
Advisor Class	20,278

Shares Issued and Outstanding:

Institutional Class	1
Administrative Class	983
Advisor Class	2,116

Net Asset Value Per Share Outstanding:

Institutional Class	$9.58
Administrative Class	9.58
Advisor Class	9.58

Cost of investments in securities	$36,127
Cost of investments in Affiliates	$784
Cost of foreign currency held	$205
Proceeds received on short sales	$167
Cost or premiums of financial derivative instruments, net	$371

* Includes repurchase agreements of:	$109

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO International Bond Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest	$884
Dividends from Investments in Affiliates	57
Total Income	941

Expenses:

Investment advisory fees	86
Supervisory and administrative fees	172
Servicing fees - Administrative Class	15
Distribution and/or servicing fees - Advisor Class	60
Trustee fees	1
Interest expense	43
Total Expenses	377

Net Investment Income (Loss)	564

Net Realized Gain (Loss):

Investments in securities	(168)
Investments in Affiliates	(1)
Net capital gain distributions received from Affiliate investments	1
Exchange-traded or centrally cleared financial derivative instruments	380
Over the counter financial derivative instruments	(939)
Short sales	(1)
Foreign currency	(315)

Net Realized Gain (Loss)	(1,043)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(832)
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	48
Over the counter financial derivative instruments	(620)
Short sales	2
Foreign currency assets and liabilities	281

Net Change in Unrealized Appreciation (Depreciation)	(1,126)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,605)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO International Bond Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$564	$360
Net realized gain (loss)	(1,043)	1,426
Net change in unrealized appreciation (depreciation)	(1,126)	1,220

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,605)	3,006

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(1)	0
Administrative Class	(608)	(140)
Advisor Class	(1,303)	(323)

Tax basis return of capital
Institutional Class	(0)	0
Administrative Class	(30)	0
Advisor Class	(72)	0

Total Distributions(a)	(2,014)	(463)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	2,351	(1,813)

Total Increase (Decrease) in Net Assets	(1,268)	730

Net Assets:

Beginning of year	30,976	30,246
End of year	$29,708	$30,976

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO International Bond Portfolio (Unhedged)

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

INVESTMENTS IN SECURITIES 121.8%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	470	$12
50.950% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		24	1
59.257% (ARLLMONP) due 06/21/2020 ~(a)		680	19

Total Argentina (Cost $62)			32

AUSTRALIA 1.0%

CORPORATE BONDS & NOTES 0.7%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$100	100

Woodside Finance Ltd.
4.600% due 05/10/2021		100	101

			201

SOVEREIGN ISSUES 0.3%

New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	130	103

Total Australia (Cost $334)			304

BRAZIL 0.5%

CORPORATE BONDS & NOTES 0.5%

Petrobras Global Finance BV
5.999% due 01/27/2028		$136	128
6.125% due 01/17/2022		34	35

Total Brazil (Cost $168)			163

CANADA 3.9%

CORPORATE BONDS & NOTES 0.3%

Enbridge, Inc.
3.488% (US0003M + 0.700%) due 06/15/2020 ~		$100	100

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Canadian Mortgage Pools
2.459% due 07/01/2020	CAD	57	42

SOVEREIGN ISSUES 3.5%

Province of Alberta
2.350% due 06/01/2025		100	72

Province of Ontario
2.600% due 06/02/2025 (h)		1,200	878

Province of Quebec
3.500% due 12/01/2022		100	76

			1,026

Total Canada (Cost $1,204)			1,168

CAYMAN ISLANDS 3.5%

ASSET-BACKED SECURITIES 2.9%

Apex Credit CLO Ltd.
3.611% due 10/27/2028 •		$100	100

Atrium Corp.
3.827% due 10/23/2024 •		250	251

Crown Point CLO Ltd.
3.975% due 10/20/2028 •		100	99

Dryden Senior Loan Fund
3.336% due 10/15/2027 •		100	99

Figueroa CLO Ltd.
3.642% due 06/20/2027 •		100	99

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monarch Grove CLO
3.370% due 01/25/2028 •		$100	$99

Zais CLO Ltd.
3.586% due 04/15/2028 •		100	100

			847

CORPORATE BONDS & NOTES 0.6%

Sands China Ltd.
5.400% due 08/08/2028		200	194

Total Cayman Islands (Cost $1,049)			1,041

DENMARK 3.8%

CORPORATE BONDS & NOTES 3.8%

Jyske Realkredit A/S
1.500% due 10/01/2037	DKK	200	31
2.000% due 10/01/2047		368	57

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2037		100	16
2.000% due 10/01/2047		917	142
2.000% due 10/01/2050		1,875	287
2.500% due 10/01/2037		58	10
3.000% due 10/01/2047		42	7

Nykredit Realkredit A/S
1.500% due 10/01/2037		100	15
2.000% due 10/01/2047		893	138
2.500% due 10/01/2036		60	10
2.500% due 10/01/2047		68	11

Realkredit Danmark A/S
2.000% due 10/01/2047		1,948	302
2.000% due 10/01/2050		295	45
2.500% due 07/01/2036		184	30
2.500% due 07/01/2047		59	9
3.000% due 07/01/2046		36	6

Total Denmark (Cost $1,085)			1,116

FRANCE 4.6%

CORPORATE BONDS & NOTES 1.9%

Altice France S.A.
5.625% due 05/15/2024	EUR	100	116

Danone S.A.
2.077% due 11/02/2021		$200	193

Dexia Credit Local S.A.
2.500% due 01/25/2021		250	249

			558

SOVEREIGN ISSUES 2.7%

France Government International Bond
2.000% due 05/25/2048	EUR	400	498
3.250% due 05/25/2045		200	315

			813

Total France (Cost $1,272)			1,371

GERMANY 1.6%

CORPORATE BONDS & NOTES 1.6%

Deutsche Bank AG
2.700% due 07/13/2020		$100	97
4.250% due 10/14/2021		200	195

Kreditanstalt fuer Wiederaufbau
6.000% due 08/20/2020	AUD	100	75

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	100	114

Total Germany (Cost $519)			481

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 0.5%

SOVEREIGN ISSUES 0.5%

Ireland Government International Bond
5.400% due 03/13/2025	EUR	100	$150

Total Ireland (Cost $138)			150

ITALY 2.2%

SOVEREIGN ISSUES 2.2%

Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024 (h)	EUR	200	222
2.450% due 10/01/2023		50	59
2.500% due 11/15/2025		100	116
2.950% due 09/01/2038 (h)		100	109

Italy Government International Bond
6.000% due 08/04/2028	GBP	100	146

Total Italy (Cost $674)			652

JAPAN 7.1%

CORPORATE BONDS & NOTES 1.4%

Central Nippon Expressway Co. Ltd.
3.122% (US0003M + 0.540%) due 08/04/2020 ~		$200	199

Sumitomo Mitsui Financial Group, Inc.
4.447% (US0003M + 1.680%) due 03/09/2021 ~		200	204

			403

SOVEREIGN ISSUES 5.7%

Development Bank of Japan, Inc.
1.625% due 09/01/2021		200	194

Japan Bank for International Cooperation
2.500% due 06/01/2022		200	197

Japan Finance Organization for Municipalities
2.625% due 04/20/2022		200	198

Japan Government International Bond
0.300% due 06/20/2046	JPY	80,000	660
0.500% due 09/20/2046		50,000	435

			1,684

Total Japan (Cost $2,201)			2,087

JERSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%

Heathrow Funding Ltd.
4.875% due 07/15/2023		$100	103

Total Jersey, Channel Islands (Cost $104)			103

KUWAIT 0.7%

SOVEREIGN ISSUES 0.7%

Kuwait International Government Bond
3.500% due 03/20/2027		$200	199

Total Kuwait (Cost $198)			199

LITHUANIA 0.4%

SOVEREIGN ISSUES 0.4%

Lithuania Government International Bond
6.125% due 03/09/2021		$100	106

Total Lithuania (Cost $106)			106

NETHERLANDS 2.1%

CORPORATE BONDS & NOTES 2.1%

Cooperatieve Rabobank UA
6.875% due 03/19/2020 (f)	EUR	100	124

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		$200	$192

ING Bank NV
2.625% due 12/05/2022		250	246

Mylan NV
2.500% due 06/07/2019		55	55

Total Netherlands (Cost $626)			617

NORWAY 0.7%

CORPORATE BONDS & NOTES 0.7%

DNB Boligkreditt A/S
3.250% due 06/28/2023		$200	202

Total Norway (Cost $200)			202

POLAND 0.4%

SOVEREIGN ISSUES 0.4%

Poland Government International Bond
2.250% due 04/25/2022	PLN	400	108

Total Poland (Cost $100)			108

QATAR 1.4%

SOVEREIGN ISSUES 1.4%

Qatar Government International Bond
3.875% due 04/23/2023		$200	203
4.500% due 04/23/2028		200	209

Total Qatar (Cost $398)			412

SAUDI ARABIA 1.3%

SOVEREIGN ISSUES 1.3%

Saudi Government International Bond
2.375% due 10/26/2021		$200	193
4.500% due 04/17/2030		200	199

Total Saudi Arabia (Cost $398)			392

SLOVENIA 1.7%

SOVEREIGN ISSUES 1.7%

Slovenia Government International Bond
4.125% due 02/18/2019		$500	501

Total Slovenia (Cost $501)			501

SPAIN 2.6%

CORPORATE BONDS & NOTES 0.4%

Banco Santander S.A.
6.250% due 09/11/2021 •(e)(f)	EUR	100	113

SOVEREIGN ISSUES 2.2%

Autonomous Community of Catalonia
4.950% due 02/11/2020		150	179

Spain Government International Bond
1.400% due 07/30/2028		300	343
2.900% due 10/31/2046		100	123

			645

Total Spain (Cost $782)			758

SWEDEN 5.5%

CORPORATE BONDS & NOTES 5.5%

Danske Hypotek AB
1.000% due 12/21/2022	SEK	2,000	230

Lansforsakringar Hypotek AB
1.250% due 09/20/2023		1,500	173
2.250% due 09/21/2022		2,300	276

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Hypotek AB
1.000% due 04/08/2022	SEK	3,400	$392

Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		500	58

Stadshypotek AB
1.500% due 12/15/2021		1,000	117
4.500% due 09/21/2022		2,000	260

Swedbank Hypotek AB
1.000% due 09/15/2021		600	69
1.000% due 06/15/2022		600	69

Total Sweden (Cost $1,647)			1,644

SWITZERLAND 1.0%

CORPORATE BONDS & NOTES 0.7%

UBS AG
3.347% due 06/08/2020 •		$200	200

SOVEREIGN ISSUES 0.3%

Switzerland Government International Bond
3.500% due 04/08/2033	CHF	50	76

Total Switzerland (Cost $272)			276

UNITED ARAB EMIRATES 0.7%

SOVEREIGN ISSUES 0.7%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$200	194

Total United Arab Emirates (Cost $200)			194

UNITED KINGDOM 11.8%

CORPORATE BONDS & NOTES 6.3%

Barclays PLC
3.684% due 01/10/2023		$200	192
4.046% (US0003M + 1.430%) due 02/15/2023 ~		200	193
6.500% due 09/15/2019 •(e)(f)	EUR	200	224

BG Energy Capital PLC
4.000% due 10/15/2021		$200	203

British Telecommunications PLC
9.625% due 12/15/2030		60	81

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	100	154

Nationwide Building Society
6.875% due 06/20/2019 •(e)(f)		100	129

Natwest Markets PLC
0.625% due 03/02/2022	EUR	100	111

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(e)(f)		$200	199

Santander UK Group Holdings PLC
2.875% due 10/16/2020		200	197

Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	49	70

Virgin Money PLC
2.250% due 04/21/2020		100	127

			1,880

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.7%

Eurosail PLC
0.000% due 12/10/2044 •	EUR	26	29
0.000% due 03/13/2045 •		33	38
1.060% due 03/13/2045 •	GBP	67	83

Kensington Mortgage Securities PLC
0.000% due 06/14/2040 •	EUR	33	36

Mansard Mortgages PLC
1.556% due 12/15/2049 •	GBP	92	113

Newgate Funding PLC
1.906% due 12/15/2050 •		132	161

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ripon Mortgages PLC
1.689% due 08/20/2056 •	GBP	83	$106

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	100	107
1.073% due 06/12/2044 •	GBP	115	136

			809

SOVEREIGN ISSUES 2.8%

United Kingdom Gilt
1.500% due 07/22/2047		50	59
3.250% due 01/22/2044 (h)		350	572
3.500% due 01/22/2045 (h)		120	206

			837

Total United Kingdom (Cost $3,608)			3,526

UNITED STATES 54.0%

ASSET-BACKED SECURITIES 4.5%

Bayview Opportunity Master Fund Trust
4.090% due 05/28/2033 Ø		$65	65

Citigroup Mortgage Loan Trust, Inc.
2.766% due 06/25/2037 •		200	193

Countrywide Asset-Backed Certificates
2.646% due 07/25/2037 •		25	23
2.726% due 06/25/2047 •		300	286
2.746% due 04/25/2037 •		61	48

Countrywide Asset-Backed Certificates Trust
3.166% due 08/25/2035 •		155	154

Panhandle-Plains Higher Education Authority, Inc.
3.927% due 10/01/2035 •		27	27

Renaissance Home Equity Loan Trust
5.056% due 12/25/2032 •		71	69

Saxon Asset Securities Trust
4.256% due 12/25/2037 •		67	63

SG Mortgage Securities Trust
2.656% due 10/25/2036 •		200	175

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	18	20

Structured Asset Investment Loan Trust
4.231% due 10/25/2034 •		$116	114

Structured Asset Securities Corp. Mortgage Loan Trust
2.641% due 07/25/2036 •		17	16

Terwin Mortgage Trust
3.446% due 11/25/2033 •		2	2

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø		73	72

			1,327

CORPORATE BONDS & NOTES 19.4%

Ally Financial, Inc.
3.750% due 11/18/2019		100	100
8.000% due 11/01/2031		100	111

AT&T, Inc.
3.386% (US0003M + 0.950%) due 07/15/2021 ~		100	100
3.488% (US0003M + 0.750%) due 06/01/2021 ~		200	199
3.956% (US0003M + 1.180%) due 06/12/2024 ~		100	97

Bank of America Corp.
5.875% due 03/15/2028 •(e)		50	46

Bank of New York Mellon Corp.
2.200% due 08/16/2023		100	95

BAT Capital Corp.
3.204% due 08/14/2020 •		100	99
3.222% due 08/15/2024		100	92

Becton Dickinson and Co.
3.250% due 11/12/2020		100	99

Campbell Soup Co.
3.300% due 03/15/2021		100	100

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cardinal Health, Inc.
1.948% due 06/14/2019	$100	$99

Celanese U.S. Holdings LLC
4.625% due 11/15/2022	100	103

Charter Communications Operating LLC
3.750% due 02/15/2028	100	91

CNH Industrial Capital LLC
4.875% due 04/01/2021	100	102

CVS Health Corp.
3.700% due 03/09/2023	100	99

D.R. Horton, Inc.
3.750% due 03/01/2019	100	100

Dell International LLC
3.480% due 06/01/2019	200	199
4.420% due 06/15/2021	100	100

Delta Air Lines, Inc.
2.875% due 03/13/2020	100	99

Discovery Communications LLC
2.800% due 06/15/2020	100	99

Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019	100	99

Dresdner Funding Trust
8.151% due 06/30/2031	100	121

Energy Transfer Operating LP
4.650% due 06/01/2021	100	102

Enterprise Products Operating LLC
6.500% due 01/31/2019	100	100

ERAC USA Finance LLC
2.600% due 12/01/2021	100	97

Ford Motor Credit Co. LLC
2.425% due 06/12/2020	200	195

General Motors Financial Co., Inc.
3.258% (US0003M + 0.850%) due 04/09/2021 ~	100	98

HCA, Inc.
6.500% due 02/15/2020	100	103

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	100	104

KLA-Tencor Corp.
4.125% due 11/01/2021	100	102

Komatsu Finance America, Inc.
2.118% due 09/11/2020	200	196

Kraft Heinz Foods Co.
3.188% (US0003M + 0.570%) due 02/10/2021 ~	100	99

Mid-America Apartments LP
4.200% due 06/15/2028	100	101

Morgan Stanley
3.737% due 04/24/2024 •	100	99

MUFG Americas Holdings Corp.
3.000% due 02/10/2025	80	77

Nasdaq, Inc.
3.214% (US0003M + 0.390%) due 03/22/2019 ~	200	200

Navient Corp.
4.875% due 06/17/2019	69	69

Nissan Motor Acceptance Corp.
3.503% due 09/28/2022 •	100	97

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	100	98

Plains All American Pipeline LP
5.750% due 01/15/2020	100	102

Progress Energy, Inc.
7.050% due 03/15/2019	100	101

QVC, Inc.
3.125% due 04/01/2019	100	100

Rockwell Collins, Inc.
2.800% due 03/15/2022	100	97

Ryder System, Inc.
2.650% due 03/02/2020	300	297

Springleaf Finance Corp.
8.250% due 12/15/2020	100	104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Time Warner Cable LLC
4.125% due 02/15/2021	$100	$100

UnitedHealth Group, Inc.
3.750% due 07/15/2025	100	101

Verizon Communications, Inc.
2.625% due 08/15/2026	100	91

Wells Fargo & Co.
3.597% (US0003M + 1.110%) due 01/24/2023 ~	100	99

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	100	95
3.554% (US0003M + 0.750%) due 03/19/2021 ~	100	99

		5,772

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Charter Communications Operating LLC
4.530% due 04/30/2025	98	94

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.3%

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	87	80

BCAP LLC Trust
5.750% due 02/28/2037 ~	57	53

Bear Stearns ALT-A Trust
3.939% due 11/25/2036 ^~	79	65

Chase Mortgage Finance Trust
3.614% due 07/25/2037 ~	4	4

Citigroup Mortgage Loan Trust, Inc.
4.240% due 09/25/2035 •	6	6

Commercial Mortgage Trust
1.921% due 07/10/2046 ~(a)	391	9

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	164	125

Countrywide Alternative Loan Trust
3.206% due 05/25/2036 •	275	166

Countrywide Home Loan Mortgage Pass-Through Trust
6.500% due 11/25/2047	64	53

DBUBS Mortgage Trust
0.306% due 11/10/2046 ~(a)	200	1
0.709% due 11/10/2046 ~(a)	134	1

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.696% due 08/25/2047 •	131	118

First Horizon Mortgage Pass-Through Trust
4.010% due 05/25/2037 ^~	24	20

GSR Mortgage Loan Trust
4.039% due 11/25/2035 ~	73	72

HarborView Mortgage Loan Trust
3.030% due 02/19/2036 •	229	193

Impac CMB Trust
3.226% due 10/25/2034 •	55	54

IndyMac Mortgage Loan Trust
2.986% due 07/25/2035 •	19	19

JPMorgan Alternative Loan Trust
4.330% due 12/25/2035 ^~	58	50

JPMorgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	100	99
4.070% due 11/15/2043	175	177

JPMorgan Mortgage Trust
3.968% due 02/25/2036 ^~	13	11

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.315% due 08/15/2032 •	26	25

Merrill Lynch Mortgage Investors Trust
3.677% due 02/25/2035 ~	7	7

Morgan Stanley Bank of America Merrill Lynch Trust
0.994% due 12/15/2048 ~(a)	290	9

Structured Asset Securities Corp.
2.786% due 01/25/2036 •	18	17

Thornburg Mortgage Securities Trust
4.323% due 06/25/2047 ^•	10	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
3.672% due 03/25/2035 ~		$54	$55
3.770% due 03/25/2034 ~		57	59
3.994% due 09/25/2036 ~		12	12

Wells Fargo Mortgage-Backed Securities Trust
4.476% due 10/25/2035 ~		11	11

			1,581

U.S. GOVERNMENT AGENCIES 17.7%

Fannie Mae, TBA
3.500% due 01/01/2049		3,600	3,601
4.000% due 01/01/2049		1,000	1,020

Freddie Mac
1.567% due 01/15/2038 ~(a)		50	3
2.649% due 01/15/2038 •		50	50
3.055% due 12/15/2037 •		4	4
3.500% due 08/01/2047		491	491

NCUA Guaranteed Notes
2.940% due 12/08/2020 •		78	78

Small Business Administration
5.980% due 05/01/2022		12	13

			5,260

U.S. TREASURY OBLIGATIONS 6.8%

U.S. Treasury Inflation Protected Securities (d)
0.375% due 07/15/2025		107	103
0.500% due 01/15/2028 (h)		718	686
1.000% due 02/15/2048 (h)		308	292
2.500% due 01/15/2029		118	134

U.S. Treasury Notes
2.875% due 04/30/2025 (h)		800	814

			2,029

Total United States (Cost $15,787)			16,063

SHORT-TERM INSTRUMENTS 8.4%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
3.324% (US0003M + 0.500%) due 09/24/2020 ~		$100	100

REPURCHASE AGREEMENTS (g) 0.4%
			109

ARGENTINA TREASURY BILLS 0.1%
(2.232)% due 01/31/2019 - 04/30/2019 (b)(c)	ARS	601	17

FRANCE TREASURY BILLS 1.5%
(0.627)% due 01/04/2019 - 01/16/2019 (b)(c)	EUR	400	458

JAPAN TREASURY BILLS 6.1%
(0.161)% due 02/12/2019 - 03/11/2019 (b)(c)	JPY	200,000	1,825

Total Short-Term Instruments (Cost $2,494)			2,509

Total Investments in Securities (Cost $36,127)			36,175

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.6%

SHORT-TERM INSTRUMENTS 2.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.6%

PIMCO Short Asset Portfolio	57,886	$574

PIMCO Short-Term Floating NAV Portfolio III	20,606	204

Total Short-Term Instruments (Cost $784)		778

Total Investments in Affiliates (Cost $784)		778

Total Investments 124.4% (Cost $36,911)		$36,953

Financial Derivative Instruments (i)(j) (1.0)% (Cost or Premiums, net $371)		(303)

Other Assets and Liabilities, net (23.4)%		(6,942)

Net Assets 100.0%		$29,708

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Principal amount of security is adjusted for inflation.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$109	U.S. Treasury Notes 2.875% due 09/30/2023	$(112)	$109	$109

Total Repurchase Agreements						$(112)	$109	$109

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	2.500%	11/08/2018	01/08/2019	$	(790)	$(793)
BPS	(0.300)	10/18/2018	01/22/2019	EUR	(271)	(310)
IND	0.830	10/04/2018	01/15/2019	GBP	(386)	(493)
	2.550	11/14/2018	01/14/2019	$	(285)	(287)
	2.570	11/20/2018	01/22/2019		(681)	(683)

Total Reverse Repurchase Agreements						$(2,566)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions(3)
BPS	2.060%	11/15/2018	02/15/2019	CAD	(1,176)	$(891)

Total Sale-Buyback Transactions						$(891)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (0.6)%
Sovereign Issues (0.6)%
Canada Government Bond	2.750%	12/01/2048	CAD	200	$(167)	$(165)

Total Short Sales (0.6)%					$(167)	$(165)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(793)	$0	$0	$(793)	$814	$21
BPS	0	(310)	0	0	(310)	331	21
FICC	109	0	0	0	109	(112)	(3)
IND	0	(1,463)	0	0	(1,463)	1,476	13

Master Securities Forward Transaction Agreement
BPS	0	0	(891)	0	(891)	877	(14)
TDM	0	0	0	(165)	(165)	0	(165)

Total Borrowings and Other Financing Transactions	$109	$(2,566)	$(891)	$(165)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(803)	$0	$0	$(803)
U.S. Treasury Obligations	0	(1,763)	0	0	(1,763)

Total	$0	$(2,566)	$0	$0	$(2,566)

Sale-Buyback Transactions
Sovereign Issues	0	0	(891)	0	(891)

Total	$0	$0	$(891)	$0	$(891)

Total Borrowings	$0	$(2,566)	$(891)	$0	$(3,457)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(3,457)

(h)	Securities with an aggregate market value of $3,498 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(2,559) at a weighted average interest rate of 1.080%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(2) of deferred price drop.
(4)	Payable for short sales includes $1 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$111.500	02/22/2019	1	$1	$0	$0
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	131.500	02/22/2019	3	3	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	133.500	02/22/2019	2	2	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	104.000	02/22/2019	14	14	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	106.000	02/22/2019	9	9	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	106.500	02/22/2019	5	5	0	0

Total Purchased Options					$0	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2019	96	$23,350	$6	$0	$0
Australia Government 3-Year Note March Futures	03/2019	15	1,186	3	2	0
Australia Government 10-Year Bond March Futures	03/2019	3	280	3	1	0
Call Options Strike @ EUR 159.500 on Euro-BTP Italy Government Bond March 2019 Futures	02/2019	1	0	0	0	0
Call Options Strike @ EUR 165.000 on Euro-OAT France Government 10-Year Bond March 2019 Futures	02/2019	22	0	0	0	0
Call Options Strike @ EUR 166.000 on Euro-OAT France Government 10-Year Bond March 2019 Futures	02/2019	2	0	0	0	0
Canada Government 10-Year Bond March Futures	03/2019	1	100	3	0	0
Euro-Bobl March Futures	03/2019	9	1,367	3	0	0
Euro-Bund 10-Year Bond March Futures	03/2019	1	187	2	0	0
Euro-Buxl 30-Year Bond March Futures	03/2019	1	207	5	0	(1)
Japan Government 10-Year Bond March Futures	03/2019	2	2,782	20	3	(1)
Put Options Strike @ EUR 127.250 on Euro-Bobl March 2019 Futures	02/2019	11	0	0	0	0
U.S. Treasury 5-Year Note March Futures	03/2019	28	3,211	39	7	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	49	7,725	7	0	(1)

				$91	$13	$(3)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2019	18	$(4,381)	$(9)	$0	$0
90-Day Eurodollar December Futures	12/2020	41	(9,997)	(78)	0	(4)
90-Day Eurodollar March Futures	03/2020	37	(9,014)	(23)	0	(2)
Call Options Strike @ EUR 133.000 on Euro-Bobl March 2019 Futures	02/2019	4	(1)	0	0	0
Call Options Strike @ EUR 164.500 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	2	(2)	(1)	0	0
Euro-BTP Italy Government Bond March Futures	03/2019	2	(293)	(14)	0	0
Euro-OAT France Government 10-Year Bond March Futures	03/2019	18	(3,110)	(18)	4	0
Put Options Strike @ EUR 131.250 on Euro-Bobl March 2019 Futures	02/2019	4	0	1	0	0
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	2	0	1	0	0
U.S. Treasury 10-Year Note March Futures	03/2019	5	(610)	(15)	0	(2)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	49	(7,713)	(15)	1	(2)
United Kingdom Long Gilt March Futures	03/2019	11	(1,727)	(1)	2	(6)

				$(172)	$7	$(16)

Total Futures Contracts				$(81)	$20	$(19)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Reynolds American, Inc.	(1.000)%	Quarterly	12/20/2020	0.283%	$	100	$(3)	$2	$(1)	$0	$0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.292	EUR	100	(2)	0	(2)	0	0

							$(5)	$2	$(3)	$0	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	06/20/2022	0.601%	$	100	$0	$1	$1	$0	$0
Marks & Spencer PLC	1.000	Quarterly	12/20/2022	2.012	EUR	100	(1)	(3)	(4)	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	1.146		100	0	(1)	(1)	0	0

							$(1)	$(3)	$(4)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	200	$(15)	$11	$(4)	$0	$0
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	1,800	(55)	22	(33)	0	(3)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		4,000	(118)	57	(61)	0	(8)

						$(188)	$90	$(98)	$0	$(11)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-30 5-Year Index	1.000%	Quarterly	12/20/2023	$	100	$(5)	$0	$(5)	$0	$0
iTraxx Europe Main 30 5-Year Index	1.000	Quarterly	12/20/2023	EUR	700	13	(8)	5	2	0

						$8	$(8)	$0	$2	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.117%	Quarterly	03/02/2020	$2,700	$0	$1	$1	$0	$0
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	3,100	0	0	0	0	(1)
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	300	0	0	0	0	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	300	0	0	0	0	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	1,300	0	1	1	0	0
3-Month USD-LIBOR(6)	1-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	1,300	0	0	0	0	0

					$0	$2	$2	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025		100	$0	$(3)	$(3)	$0	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		300	0	(8)	(8)	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		100	0	(3)	(3)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		100	0	(3)	(3)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		200	0	(6)	(6)	0	(1)
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021	BRL	100	0	1	1	0	0
Pay	3-Month CAD-Bank Bill	2.300	Semi-Annual	07/16/2020	CAD	2,800	(4)	8	4	1	0
Receive	3-Month CAD-Bank Bill	2.200	Semi-Annual	06/16/2026		400	1	3	4	0	0
Receive	3-Month CAD-Bank Bill	3.000	Semi-Annual	03/19/2027		100	(5)	2	(3)	0	0
Receive	3-Month CAD-Bank Bill	1.850	Semi-Annual	09/15/2027		100	3	0	3	0	0
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		300	(41)	(2)	(43)	0	(1)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		200	(1)	3	2	0	(1)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	200	(1)	2	1	0	0
Pay (6)	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	460	0	2	2	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		$900	(2)	9	7	0	0
Pay (6)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2020		25,700	2	60	62	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		6,500	129	(35)	94	0	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2020		$500	$3	$(4)	$(1)	$0	$0
Receive(6)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2021		25,700	0	(87)	(87)	0	(4)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		200	(3)	5	2	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		1,650	38	26	64	0	(3)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		1,700	106	(41)	65	0	(7)
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		700	(9)	(8)	(17)	0	(3)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		350	(11)	19	8	0	(2)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		550	62	(21)	41	0	(3)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		300	8	(17)	(9)	0	(2)
Receive(6)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		100	(5)	3	(2)	0	(1)
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		300	(16)	10	(6)	0	(2)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	300	0	0	0	0	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	03/20/2021	EUR	2,200	1	6	7	0	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	06/19/2021		1,200	1	2	3	0	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024		3,800	10	46	56	3	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	06/19/2024		500	3	3	6	0	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		1,800	(10)	40	30	3	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		1,700	4	15	19	3	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		250	6	(14)	(8)	0	0
Pay(6)	6-Month GBP-LIBOR	1.250	Annual	09/18/2020	GBP	3,100	0	5	5	0	0
Pay(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020		2,600	7	4	11	0	0
Pay(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/20/2021		900	(6)	2	(4)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	09/16/2021		3,100	(2)	(8)	(10)	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		2,600	(1)	(7)	(8)	0	(2)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024		100	0	(1)	(1)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		50	1	(1)	0	0	(1)
Pay(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		200	0	13	13	2	0
Pay(6)	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	200,000	(6)	13	7	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		270,000	(18)	(46)	(64)	0	(1)
Pay	6-Month JPY-LIBOR	1.500	Semi-Annual	06/19/2033		250,000	319	56	375	3	0
Pay	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		40,000	37	12	49	1	0
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		80,000	(105)	(47)	(152)	0	(1)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		10,000	11	(6)	5	0	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		10,000	(1)	(6)	(7)	0	0
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023	MXN	3,700	(17)	(1)	(18)	1	0

							$488	$(5)	$483	$18	$(37)

Total Swap Agreements							$302	$78	$380	$20	$(49)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$20	$21	$41	$0	$ (19)	$ (49)	$ (68)

Cash of $653 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	01/2019		$228		EUR	200	$1	$0

BOA	01/2019	DKK	5,353	$		851	29	0
	01/2019	EUR	1,590			1,815	0	(8)
	01/2019	GBP	94			120	0	0
	01/2019	JPY	5,800			52	0	(1)
	01/2019	SEK	11,800			1,304	0	(28)
	01/2019		$34		ARS	1,374	2	0
	01/2019		2,761		CAD	3,676	0	(67)
	01/2019		800		DKK	5,256	6	0
	01/2019		2,881		EUR	2,524	12	0
	04/2019	DKK	5,256	$		807	0	(6)

BPS	01/2019	BRL	73			19	0	0
	01/2019	CHF	39			40	0	0
	01/2019	KRW	1,119			1	0	0
	01/2019		$19		BRL	73	0	0
	01/2019		58		CAD	79	0	0
	01/2019		119		GBP	95	2	0
	01/2019		65		KRW	72,753	1	0
	01/2019		59		NZD	87	0	(1)
	01/2019		567		PLN	2,136	4	0
	03/2019	KRW	72,753	$		65	0	(1)
	04/2019	CNH	172			25	0	0
	04/2019		$109		CNH	751	0	0
	07/2019		53			364	0	0

BRC	01/2019	MXN	367	$		18	0	(1)
	01/2019		$90		NOK	771	0	(1)
	02/2019	RON	486	$		119	0	(1)

CBK	01/2019	BRL	596			153	0	(1)
	01/2019	EUR	2,579			2,944	0	(13)
	01/2019	GBP	12			15	0	0
	01/2019	JPY	15,300			138	0	(2)
	01/2019	NZD	110			76	2	0
	01/2019	SEK	905			101	0	(2)
	01/2019		$3,166		AUD	4,325	0	(120)
	01/2019		154		BRL	596	0	0
	01/2019		177		EUR	155	1	0
	01/2019		86		NOK	735	0	(1)
	01/2019		60		SEK	535	1	0
	02/2019	CNH	661	$		95	0	(1)
	02/2019	EUR	123			156	14	0
	02/2019	JPY	20,000			178	0	(5)
	02/2019		$187		CLP	126,418	0	(5)
	02/2019		151		COP	475,455	0	(4)
	03/2019	KRW	430,707	$		384	0	(4)
	05/2019	EUR	83			97	1	0
	06/2019	GBP	42			56	2	0
	06/2019		$1,645		EUR	1,411	0	(5)
	07/2019	CNH	394	$		59	1	0
	07/2019		$53		CNH	364	0	0

DUB	01/2019	BRL	895	$		232	1	0
	01/2019		232		BRL	895	0	(1)
	01/2019		126		EUR	100	0	(11)
	02/2019	BRL	895	$		231	1	0
	03/2019		203			53	1	0
	03/2019		$45		MXN	965	4	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	21

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	04/2019	SEK	165		EUR	16	$0	$0

FBF	04/2019	EUR	31		SEK	318	0	0

GLM	01/2019	BRL	4	$		1	0	0
	01/2019	CAD	80			60	1	0
	01/2019	CHF	127			128	0	(1)
	01/2019	EUR	456			520	0	(3)
	01/2019	GBP	24			30	0	0
	01/2019	MXN	451			23	0	0
	01/2019	NOK	370			43	0	0
	01/2019	NZD	44			30	1	0
	01/2019	SEK	339			38	0	(1)
	01/2019		$312		AUD	435	0	(6)
	01/2019		1		BRL	4	0	0
	01/2019		119		CAD	159	0	(2)
	01/2019		27		DKK	175	0	(1)
	01/2019		1,633		GBP	1,277	0	(5)
	01/2019		72		MXN	1,478	3	0
	01/2019		59		NOK	510	0	0
	01/2019		102		SEK	920	2	0
	02/2019	CLP	126,636	$		182	0	(1)
	02/2019		$95		CNH	660	1	0
	03/2019	JPY	180,000	$		1,603	0	(48)
	03/2019		$791		IDR	11,625,262	8	0
	07/2019		7		ARS	321	0	0

HUS	01/2019	AUD	18	$		13	1	0
	01/2019	CAD	155			116	3	0
	01/2019	CHF	67			67	0	(1)
	01/2019	DKK	115			18	0	0
	01/2019	EUR	104			125	6	0
	01/2019	GBP	9			11	0	0
	01/2019	KRW	22,400			20	0	0
	01/2019	PLN	396			108	2	0
	01/2019		$242		AUD	335	0	(6)
	01/2019		117		CAD	155	0	(4)
	01/2019		45		EUR	40	0	0
	01/2019		28		GBP	22	0	0
	01/2019		2,938		NOK	25,227	0	(19)
	02/2019		56		AUD	70	0	(6)
	03/2019	BRL	68	$		20	3	0
	03/2019		$50		KRW	55,970	0	0
	03/2019		20		MXN	394	0	0
	04/2019	ARS	680	$		16	0	0
	05/2019		$100		EUR	83	0	(4)
	07/2019	CNH	2,509	$		368	3	0
	07/2019		$382		CNH	2,622	0	0

IND	01/2019	MXN	1,137	$		56	0	(2)
	01/2019		$2,128		JPY	241,200	74	0
	01/2019		2,466		NZD	3,625	0	(33)
	04/2019	CNH	189	$		27	0	0

JPM	01/2019	AUD	820			600	23	0
	01/2019	CAD	79			58	0	0
	01/2019	CHF	117			118	0	(1)
	01/2019	EUR	103			117	0	(1)
	01/2019	GBP	84			106	0	(1)
	01/2019	KRW	49,234			44	0	0
	01/2019	NOK	1,011			115	0	(2)
	01/2019	RUB	876			13	1	0
	01/2019		$87		AUD	124	0	0
	01/2019		60		EUR	53	1	0
	01/2019		1,131		MXN	21,622	0	(35)
	01/2019		17		NOK	145	0	0
	01/2019		30		NZD	45	0	0
	01/2019		178		SEK	1,611	3	0
	03/2019	IDR	623,500	$		43	0	0
	03/2019		$33		KRW	36,952	0	0
	07/2019	CNH	128	$		19	0	0

MSB	04/2019		$172		CNH	1,183	0	0
	07/2019	CNH	319	$		47	0	0

MYI	01/2019	AUD	42			30	1	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	01/2019	EUR	1,002	$		1,146	$0	$(3)
	01/2019	JPY	13,471			120	0	(3)
	01/2019	NZD	214			146	3	0
	01/2019	SEK	1,081			119	0	(3)
	06/2021		$3		EUR	2	0	0
NGF	04/2019	CNH	232	$		33	0	0
RBC	01/2019		$44		NOK	385	1	0
RYL	01/2019	NZD	40	$		28	1	0
	01/2019		$18		CHF	18	0	0
	01/2019		171		EUR	150	1	0
	04/2019	SEK	229			22	0	(1)
SCX	01/2019		$30		JPY	3,403	1	0
	04/2019	CNH	597	$		86	0	(1)
	04/2019		$116		CNH	799	0	0
SOG	01/2019		2,988		CHF	2,971	36	0
	01/2019		1,092		RUB	72,312	0	(57)
	02/2019	RON	286		EUR	61	0	0
SSB	01/2019		$39		GBP	30	0	0
	03/2019	SGD	24	$		18	0	0
	03/2019	TWD	2,403			79	0	(1)
UAG	01/2019	EUR	2,568			2,928	0	(15)
	01/2019	NOK	4			0	0	0

Total Forward Foreign Currency Contracts							$266	$(557)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Put - OTC AUD versus USD	$	0.640	01/02/2019	AUD	3,000	$0	$0
	Put - OTC EUR versus USD		1.040	01/02/2019	EUR	1,000	0	0
	Put - OTC GBP versus USD		1.070	01/02/2019	GBP	1,000	0	0
GLM	Call - OTC USD versus CHF	CHF	1.045	01/02/2019	$	3,000	1	0
	Call - OTC USD versus CNH	CNH	7.110	02/11/2019		200	1	0
HUS	Put - OTC AUD versus USD	$	0.620	01/31/2019	AUD	1,200	0	0
	Put - OTC AUD versus USD		0.609	02/25/2019		1,000	0	0
	Call - OTC USD versus CAD	CAD	1.415	01/04/2019	$	2,800	0	0
MSB	Call - OTC EUR versus USD	$	1.291	06/24/2021	EUR	31	2	1
	Put - OTC EUR versus USD		1.291	06/24/2021		31	2	3

Total Purchased Options							$6	$4

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900%	01/16/2019		$100	$ 0	$0
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		100	0	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		100	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		100	0	0
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		100	0	0
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	01/16/2019		100	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		400	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		200	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	03/20/2019		100	0	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		100	0	0
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		100	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		100	0	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	EUR	100	0	0

							$ (2)	$(3)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	23

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC GBP versus USD	$	1.315	06/14/2019	GBP	119	$(4)	$(7)
	Call - OTC GBP versus USD		1.440	06/14/2019		124	(2)	(1)
GLM	Put - OTC USD versus CNH	CNH	6.840	02/11/2019	$	200	(1)	(1)

							$(7)	$(9)

Total Written Options							$(9)	$(12)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Commerzbank AG	(1.000)%	Quarterly	06/20/2022	2.274%	EUR 100	$5	$0	$5	$0
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.154	$ 100	(4)	1	0	(3)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	200	(5)	0	0	(5)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.614	100	(2)	0	0	(2)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.154	100	(3)	0	0	(3)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	50	(1)	0	0	(1)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.154	100	(4)	1	0	(3)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.614	100	(2)	0	0	(2)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.154	100	(3)	0	0	(3)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.346	100	(2)	(1)	0	(3)

							$(21)	$1	$5	$(25)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
JPM	South Africa Government International Bond	1.000%	Quarterly	12/20/2023	2.227%	$100	$(5)	$0	$0	$(5)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Floating rate equal to 3-Month EUR-LIBOR less 0.283% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR 1,100	$1,247	$18	$(7)	$11	$0
	Floating rate equal to 3-Month EUR-LIBOR less 0.299% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	1,200	1,360	26	(15)	11	0
MYC	Floating rate equal to 3-Month EUR-LIBOR less 0.27% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	1,500	1,701	27	(13)	14	0
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP 100	122	3	1	4	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(5)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
TOR	Floating rate equal to 3-Month EUR-LIBOR less 0.265% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/19/2019	EUR 1,500	$1,701	$24	$(10)	$14	$0

							$98	$(44)	$54	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	3-Month KRW-KORIBOR	2.020%	Quarterly	07/10/2027	KRW 259,600	$0	$(4)	$0	$(4)
CBK	Receive	3-Month KRW-KORIBOR	1.995	Quarterly	07/10/2027	135,200	0	(2)	0	(2)

							$0	$(6)	$0	$(6)

Total Swap Agreements							$72	$(49)	$59	$(36)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(7)
AZD	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1
BOA	49	0	0	49	(110)	(1)	0	(111)	(62)	0	(62)
BPS	7	0	5	12	(2)	0	(12)	(14)	(2)	0	(2)
BRC	0	0	0	0	(3)	0	(6)	(9)	(9)	0	(9)
CBK	22	0	0	22	(163)	(10)	(5)	(178)	(156)	0	(156)
DUB	7	0	0	7	(12)	0	0	(12)	(5)	0	(5)
GLM	16	0	22	38	(68)	(1)	0	(69)	(31)	0	(31)
GST	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
HUS	18	0	0	18	(40)	0	(3)	(43)	(25)	0	(25)
IND	74	0	0	74	(35)	0	0	(35)	39	0	39
JPM	28	0	0	28	(40)	0	(5)	(45)	(17)	0	(17)
MSB	0	4	0	4	0	0	0	0	4	(10)	(6)
MYC	0	0	14	14	0	0	0	0	14	0	14
MYI	4	0	0	4	(9)	0	0	(9)	(5)	0	(5)
RBC	1	0	0	1	0	0	0	0	1	0	1
RYL	2	0	4	6	(1)	0	0	(1)	5	0	5
SCX	1	0	0	1	(1)	0	0	(1)	0	0	0
SOG	36	0	0	36	(57)	0	0	(57)	(21)	0	(21)
SSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
TOR	0	0	14	14	0	0	0	0	14	0	14
UAG	0	0	0	0	(15)	0	0	(15)	(15)	0	(15)

Total Over the Counter	$266	$4	$59	$329	$(557)	$(12)	$(36)	$(605)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	25

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$20	$20
Swap Agreements	0	2	0	0	19	21

	$0	$2	$0	$0	$39	$41

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$266	$0	$266
Purchased Options	0	0	0	4	0	4
Swap Agreements	0	5	0	54	0	59

	$0	$5	$0	$324	$0	$329

	$0	$7	$0	$324	$39	$370

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19
Swap Agreements	0	11	0	0	38	49

	$0	$11	$0	$0	$57	$68

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$557	$0	$557
Written Options	0	3	0	9	0	12
Swap Agreements	0	30	0	0	6	36

	$0	$33	$0	$566	$6	$605

	$0	$44	$0	$566	$63	$673

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	6	6
Futures	0	0	0	0	(147)	(147)
Swap Agreements	0	(78)	0	0	598	520

	$0	$(78)	$0	$0	$458	$380

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,300)	$0	$(1,300)
Purchased Options	0	0	0	(2)	(10)	(12)
Written Options	0	5	0	69	2	76
Swap Agreements	0	(2)	0	300	(1)	297

	$0	$3	$0	$(933)	$(9)	$(939)

	$0	$(75)	$0	$(933)	$449	$(559)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(73)	(73)
Swap Agreements	0	93	0	0	29	122

	$0	$93	$0	$0	$(45)	$48

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(358)	$0	$(358)
Purchased Options	0	0	0	0	10	10
Written Options	0	(1)	0	(13)	(1)	(15)
Swap Agreements	0	0	0	(245)	(12)	(257)

	$0	$(1)	$0	$(616)	$(3)	$(620)

	$0	$92	$0	$(616)	$(48)	$(572)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$32	$0	$32
Australia
Corporate Bonds & Notes	0	201	0	201
Sovereign Issues	0	103	0	103
Brazil
Corporate Bonds & Notes	0	163	0	163
Canada
Corporate Bonds & Notes	0	100	0	100
Non-Agency Mortgage-Backed Securities	0	42	0	42
Sovereign Issues	0	1,026	0	1,026
Cayman Islands
Asset-Backed Securities	0	847	0	847
Corporate Bonds & Notes	0	194	0	194
Denmark
Corporate Bonds & Notes	0	1,116	0	1,116
France
Corporate Bonds & Notes	0	558	0	558
Sovereign Issues	0	813	0	813
Germany
Corporate Bonds & Notes	0	481	0	481
Ireland
Sovereign Issues	0	150	0	150
Italy
Sovereign Issues	0	652	0	652
Japan
Corporate Bonds & Notes	0	403	0	403
Sovereign Issues	0	1,684	0	1,684
Jersey, Channel Islands
Corporate Bonds & Notes	0	103	0	103
Kuwait
Sovereign Issues	0	199	0	199
Lithuania
Sovereign Issues	0	106	0	106
Netherlands
Corporate Bonds & Notes	0	617	0	617
Norway
Corporate Bonds & Notes	0	202	0	202
Poland
Sovereign Issues	0	108	0	108
Qatar
Sovereign Issues	0	412	0	412
Saudi Arabia
Sovereign Issues	0	392	0	392
Slovenia
Sovereign Issues	0	501	0	501

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Spain
Corporate Bonds & Notes	$0	$113	$0	$113
Sovereign Issues	0	645	0	645
Sweden
Corporate Bonds & Notes	0	1,644	0	1,644
Switzerland
Corporate Bonds & Notes	0	200	0	200
Sovereign Issues	0	76	0	76
United Arab Emirates
Sovereign Issues	0	194	0	194
United Kingdom
Corporate Bonds & Notes	0	1,880	0	1,880
Non-Agency Mortgage-Backed Securities	0	809	0	809
Sovereign Issues	0	837	0	837
United States
Asset-Backed Securities	0	1,327	0	1,327
Corporate Bonds & Notes	0	5,772	0	5,772
Loan Participations and Assignments	0	94	0	94
Non-Agency Mortgage-Backed Securities	0	1,581	0	1,581
U.S. Government Agencies	0	5,260	0	5,260
U.S. Treasury Obligations	0	2,029	0	2,029
Short-Term Instruments
Certificates of Deposit	0	100	0	100
Repurchase Agreements	0	109	0	109
Argentina Treasury Bills	0	17	0	17
France Treasury Bills	0	458	0	458
Japan Treasury Bills	0	1,825	0	1,825

	$0	$36,175	$0	$36,175

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	778	0	0	778

Total Investments	$778	$36,175	$0	$36,953

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(165)	$0	$(165)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	20	20	0	40
Over the counter	0	329	0	329

	$20	$349	$0	$369

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	27

Schedule of Investments PIMCO International Bond Portfolio (Unhedged) (Cont.)

December 31, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(19)	$(49)	$0	$(68)
Over the counter	0	(605)	0	(605)

	$(19)	$(654)	$0	$(673)

Total Financial Derivative Instruments	$1	$(305)	$0	$(304)

Totals	$779	$35,705	$0	$36,484

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (Unhedged), (formerly, PIMCO Foreign Bond Portfolio (Unhedged)) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	DECEMBER 31, 2018	29

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and

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interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a

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Notes to Financial Statements (Cont.)

senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales,

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accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The

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Notes to Financial Statements (Cont.)

pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,453	$27	$(900)	$(1)	$(5)	$574	$27	$1

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$363	$19,031	$(19,190)	$0	$0	$204	$30	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of

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loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the

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Notes to Financial Statements (Cont.)

collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S.

Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In

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an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation

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Notes to Financial Statements (Cont.)

(depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

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Notes to Financial Statements (Cont.)

amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when

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compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

New/Small Portfolio Risk  is the risk that a new or smaller Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

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Notes to Financial Statements (Cont.)

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and

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that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to

ANNUAL REPORT	DECEMBER 31, 2018	43

Notes to Financial Statements (Cont.)

terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class

0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2018, were as follows (amounts in thousands†):

Purchases	Sales

$1,292	$77

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$58,807	$55,490	$12,073	$9,180

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2018	45

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	0	$0	0	$0

Administrative Class	695	7,480	614	6,492

Advisor Class	1,057	11,379	375	3,954
Issued as reinvestment of distributions

Institutional Class	0	1	0	0

Administrative Class	65	638	13	140

Advisor Class	140	1,375	31	323
Cost of shares redeemed

Institutional Class	0	0	0	0

Administrative Class	(571)	(6,006)	(623)	(6,575)

Advisor Class	(1,190)	(12,516)	(598)	(6,147)

Net increase (decrease) resulting from Portfolio share transactions	196	$2,351	(188)	$(1,813)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 74% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO International Bond Portfolio (Unhedged)	$0	$0	($86)	($1)	($59)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Portfolio (Unhedged)	$0	$59

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO International Bond Portfolio (Unhedged)	$36,925	$1,578	($1,691)	($113)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO International Bond Portfolio (Unhedged)	$1,696	$216	$102	$463	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2018	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO International Bond Portfolio (Unhedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO International Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PLN	Polish Zloty
AUD	Australian Dollar	GBP	British Pound	RON	Romanian New Leu
BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	SGD	Singapore Dollar
CLP	Chilean Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CNH	Chinese Renminbi (Offshore)	NOK	Norwegian Krone	USD (or $)	United States Dollar
COP	Colombian Peso	NZD	New Zealand Dollar	ZAR	South African Rand
DKK	Danish Krone

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	CDX.HY	Credit Derivatives Index - High Yield	US0003M	3 Month USD Swap Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali	KORIBOR	Korea Interbank Offered Rate	TBA	To-Be-Announced
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ANNUAL REPORT	DECEMBER 31, 2018	49

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO International Bond Portfolio (Unhedged)	0.00%	0.00%	$1,492	$200

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

50	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2018	51

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

52	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2018	53

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

ANNUAL REPORT	DECEMBER 31, 2018	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

ANNUAL REPORT	DECEMBER 31, 2018	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2018	59

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT05AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO Long-Term U.S. Government Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO Long-Term U.S. Government Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Long-Term U.S. Government Portfolio	04/30/99	04/10/00	04/30/99	09/30/09	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2018†§

U.S. Treasury Obligations	79.9%

U.S. Government Agencies	10.0%

Non-Agency Mortgage-Backed Securities	5.0%

Short-Term Instruments‡	3.8%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	10 Years	Inception≈
PIMCO Long-Term U.S. Government Portfolio Institutional Class	(2.23)%	5.70%	5.12%	6.95%
PIMCO Long-Term U.S. Government Portfolio Administrative Class	(2.38)%	5.54%	4.97%	6.69%
PIMCO Long-Term U.S. Government Portfolio Advisor Class	(2.48)%	5.43%	—	5.27%
Bloomberg Barclays Long-Term Treasury Index±	(1.84)%	5.93%	4.09%	6.40%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1999.

± Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.615% for Institutional Class shares, 0.765% for Administrative Class shares, and 0.865% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	The Portfolio’s overweight exposure to the intermediate portion of the U.S. Treasury yield curve detracted from performance, as rates rose.

»	The Portfolio’s holding of Treasury Inflation-Protected Securities in lieu of nominal Treasuries detracted from performance, as breakeven inflation rates fell.

»	Exposure to agency mortgage-backed securities contributed to performance, as those securities’ total return was positive.

»	Exposure to agency debentures contributed to performance, as those securities’ total return was positive.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Long-Term U.S. Government Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,011.60	$3.93	$1,000.00	$1,021.30	$3.95	0.78%
Administrative Class	1,000.00	1,010.90	4.69	1,000.00	1,020.54	4.71	0.93
Advisor Class	1,000.00	1,010.30	5.19	1,000.00	1,020.04	5.22	1.03

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

12/31/2018	$12.25	$0.29	$(0.58)	$(0.29)	$(0.29)	$(0.05)	$(0.34)

12/31/2017	11.49	0.29	0.75	1.04	(0.28)	0.00	(0.28)

12/31/2016	11.64	0.29	(0.17)	0.12	(0.27)	0.00	(0.27)

12/31/2015	12.05	0.32	(0.47)	(0.15)	(0.26)	0.00	(0.26)

12/31/2014	9.94	0.31	2.07	2.38	(0.27)	0.00	(0.27)
Administrative Class

12/31/2018	12.25	0.27	(0.57)	(0.30)	(0.28)	(0.05)	(0.33)

12/31/2017	11.49	0.27	0.75	1.02	(0.26)	0.00	(0.26)

12/31/2016	11.64	0.27	(0.17)	0.10	(0.25)	0.00	(0.25)

12/31/2015	12.05	0.30	(0.46)	(0.16)	(0.25)	0.00	(0.25)

12/31/2014	9.94	0.29	2.07	2.36	(0.25)	0.00	(0.25)
Advisor Class

12/31/2018	12.25	0.26	(0.58)	(0.32)	(0.26)	(0.05)	(0.31)

12/31/2017	11.49	0.26	0.75	1.01	(0.25)	0.00	(0.25)

12/31/2016	11.64	0.25	(0.17)	0.08	(0.23)	0.00	(0.23)

12/31/2015	12.05	0.29	(0.47)	(0.18)	(0.23)	0.00	(0.23)

12/31/2014	9.94	0.28	2.07	2.35	(0.24)	0.00	(0.24)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.62	(2.23)%	$39,235	0.835%	0.835%	0.475%	0.475%	2.51%	164%

12.25	9.12	39,545	0.615	0.615	0.475	0.475	2.42	107

11.49	0.82	36,070	0.565	0.565	0.475	0.475	2.31	135

11.64	(1.24)	9,375	0.515	0.515	0.475	0.475	2.65	34

12.05	24.20	8,356	0.495	0.495	0.475	0.475	2.80	132

11.62	(2.38)	268,621	0.985	0.985	0.625	0.625	2.36	164

12.25	8.95	249,568	0.765	0.765	0.625	0.625	2.27	107

11.49	0.67	236,801	0.715	0.715	0.625	0.625	2.12	135

11.64	(1.39)	176,929	0.665	0.665	0.625	0.625	2.50	34

12.05	24.01	164,964	0.645	0.645	0.625	0.625	2.65	132

11.62	(2.48)	22,243	1.085	1.085	0.725	0.725	2.26	164

12.25	8.85	23,003	0.865	0.865	0.725	0.725	2.17	107

11.49	0.57	19,143	0.815	0.815	0.725	0.725	2.02	135

11.64	(1.49)	18,897	0.765	0.765	0.725	0.725	2.40	34

12.05	23.89	15,400	0.745	0.745	0.725	0.725	2.55	132

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:
Investments, at value
Investments in securities*	$341,019
Investments in Affiliates	13,517
Financial Derivative Instruments
Exchange-traded or centrally cleared	610
Over the counter	1,060
Cash	1
Deposits with counterparty	1,321
Receivable for investments sold	394,492
Receivable for TBA investments sold	19,228
Receivable for Portfolio shares sold	48
Interest and/or dividends receivable	1,580
Dividends receivable from Affiliates	30
Total Assets	772,906

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$16,100
Payable for sale-buyback transactions	398,724
Payable for short sales	6,799
Financial Derivative Instruments
Exchange-traded or centrally cleared	550
Over the counter	1,039
Payable for investments in Affiliates purchased	30
Payable for TBA investments purchased	18,990
Deposits from counterparty	89
Payable for Portfolio shares redeemed	322
Accrued investment advisory fees	60
Accrued supervisory and administrative fees	67
Accrued distribution fees	4
Accrued servicing fees	33
Total Liabilities	442,807

Net Assets	$330,099

Net Assets Consist of:
Paid in capital	$341,240
Distributable earnings (accumulated loss)	(11,141)

Net Assets	$330,099

Net Assets:
Institutional Class	$39,235
Administrative Class	268,621
Advisor Class	22,243

Shares Issued and Outstanding:
Institutional Class	3,375
Administrative Class	23,109
Advisor Class	1,914

Net Asset Value Per Share Outstanding:
Institutional Class	$11.62
Administrative Class	11.62
Advisor Class	11.62

Cost of investments in securities	$347,614
Cost of investments in Affiliates	$13,633
Proceeds received on short sales	$6,727
Cost or premiums of financial derivative instruments, net	$1,695

* Includes repurchase agreements of:	$169

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:
Interest	$9,900
Dividends from Investments in Affiliates	407
Total Income	10,307

Expenses:
Investment advisory fees	694
Supervisory and administrative fees	771
Servicing fees - Administrative Class	372
Distribution and/or servicing fees - Advisor Class	54
Trustee fees	9
Interest expense	1,101
Total Expenses	3,001

Net Investment Income (Loss)	7,306

Net Realized Gain (Loss):
Investments in securities	(8,164)
Investments in Affiliates	23
Net capital gain distributions received from Affiliate investments	13
Exchange-traded or centrally cleared financial derivative instruments	(1,047)
Over the counter financial derivative instruments	(1,505)
Short Sales	(1)
Foreign currency	1

Net Realized Gain (Loss)	(10,680)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(7,041)
Investments in Affiliates	(105)
Exchange-traded or centrally cleared financial derivative instruments	3,287
Over the counter financial derivative instruments	598
Foreign currency assets and liabilities	(2)

Net Change in Unrealized Appreciation (Depreciation)	(3,263)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,637)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$7,306	$6,926
Net realized gain (loss)	(10,680)	3,900
Net change in unrealized appreciation (depreciation)	(3,263)	15,150

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,637)	25,976

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(1,174)	(887)
Administrative Class	(7,201)	(5,332)
Advisor Class	(603)	(449)

Total Distributions(a)	(8,978)	(6,668)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	33,598	794

Total Increase (Decrease) in Net Assets	17,983	20,102

Net Assets:

Beginning of year	312,116	292,014
End of year	$330,099	$312,116

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(6,637)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(600,256)
Proceeds from sales of long-term securities	646,930
(Purchases) Proceeds from sales of short-term portfolio investments, net	(980)
(Increase) decrease in deposits with counterparty	(1,143)
(Increase) decrease in receivable for investments sold	(6,017)
(Increase) decrease in interest and/or dividends receivable	380
(Increase) decrease in dividends receivable from Affiliates	(10)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	2,024
Proceeds from (Payments on) over the counter financial derivative instruments	(1,515)
Increase (decrease) in payable for investments purchased	(11,924)
Increase (decrease) in deposits from counterparty	(60)
Increase (decrease) in accrued investment advisory fees	(1)
Increase (decrease) in accrued supervisory and administrative fees	(1)
Increase (decrease) in accrued distribution fees	(1)
Proceeds from (Payments on) short sales transactions, net	(1,904)
Proceeds from (Payments on) foreign currency transactions	(1)
Increase (decrease) in other liabilities	(2)
Net Realized (Gain) Loss
Investments in securities	8,164
Investments in Affiliates	(23)
Net capital gain distributions received from Affiliate investments	(13)
Exchange-traded or centrally cleared financial derivative instruments	1,047
Over the counter financial derivative instruments	1,505
Short sales	1
Foreign currency	(1)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	7,041
Investments in Affiliates	105
Exchange-traded or centrally cleared financial derivative instruments	(3,287)
Over the counter financial derivative instruments	(598)
Foreign currency assets and liabilities	2
Net amortization (accretion) on investments	(729)

Net Cash Provided by (Used for) Operating Activities	32,096

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	62,004
Payments on shares redeemed	(37,160)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	28,527
Payments on reverse repurchase agreements	(12,427)
Proceeds from sale-buyback transactions	3,422,716
Payments on sale-buyback transactions	(3,495,755)

Net Cash Received from (Used for) Financing Activities	(32,095)

Net Increase (Decrease) in Cash and Foreign Currency	1

Cash and Foreign Currency:

Beginning of year	0
End of year	$1

* Reinvestment of distributions	$8,978

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$1,046

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.3%

CORPORATE BONDS & NOTES 0.6%

INDUSTRIALS 0.5%

United Airlines Pass-Through Trust
2.875% due 04/07/2030	$663	$611
3.100% due 04/07/2030	663	614

Vessel Management Services, Inc.
3.432% due 08/15/2036	572	559

		1,784

UTILITIES 0.1%

BellSouth LLC
4.333% due 04/26/2021	400	401

Total Corporate Bonds & Notes (Cost $2,300)		2,185

U.S. GOVERNMENT AGENCIES 10.7%

Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (a)	2,500	1,714
2.375% due 07/25/2037 •	12	11
2.500% due 11/01/2046	296	279
3.000% due 09/25/2046	2,264	2,022
3.043% due 03/25/2028 ~	350	342
3.090% due 12/01/2036	1,700	1,569
3.406% due 04/25/2032 •	2	3
3.458% due 01/01/2033 •	3	4
3.580% due 08/01/2030	1,700	1,700
3.600% due 02/01/2040	1,459	1,433
4.250% due 05/25/2037	82	88
5.000% due 04/25/2032 - 08/25/2033	330	356
5.500% due 12/25/2035	106	117
6.080% due 09/01/2028	64	81
6.500% due 07/25/2031	76	84
6.625% due 11/15/2030	570	765

Fannie Mae, TBA
3.500% due 01/01/2049 - 02/01/2049	4,800	4,798
4.000% due 01/01/2049	800	816
5.500% due 01/01/2049	900	953

Federal Housing Administration
6.896% due 07/01/2020	14	14

Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (a)	2,700	1,761
2.855% due 01/15/2033 •	6	6
3.000% due 04/15/2053	1,366	1,257
3.155% due 02/15/2027 •	2	2
3.357% due 10/25/2044 •	25	25
3.455% due 02/15/2021 •	1	1
3.650% due 02/25/2028 ~	200	206
4.000% due 06/15/2032 - 09/15/2044	4,324	4,460
4.000% due 12/15/2042 •	700	605
5.500% due 08/15/2030 - 02/15/2034	283	312
6.750% due 03/15/2031	100	136
7.000% due 07/15/2023 - 12/01/2031	5	6

Ginnie Mae
3.500% due 01/20/2044	643	643
3.750% due 08/20/2030 •	3	3
6.000% due 08/20/2033	810	884

Residual Funding Corp. STRIPS
0.000% due 10/15/2020 - 01/15/2030 (a)	4,000	3,174

Resolution Funding Corp.
8.125% due 10/15/2019	1,600	1,664

Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029 (a)	3,200	2,378

Small Business Administration
5.240% due 08/01/2023	45	47
5.290% due 12/01/2027	78	81

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (a)	800	541

Total U.S. Government Agencies (Cost $35,025)		35,341

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 85.7%

U.S. Treasury Bonds
2.500% due 02/15/2045	$7,200	$6,540
2.500% due 02/15/2046	4,070	3,683
2.500% due 05/15/2046	5,500	4,971
2.750% due 08/15/2042	3,000	2,878
2.750% due 11/15/2042	29,600	28,365
2.875% due 05/15/2043	14,780	14,461
2.875% due 08/15/2045	18,450	18,009
3.000% due 11/15/2044	1,590	1,591
3.000% due 05/15/2045	8,500	8,502
3.000% due 11/15/2045	10,100	10,101
3.000% due 08/15/2048 (d)	16,280	16,236
3.125% due 11/15/2041	30,000	30,782
3.125% due 02/15/2043	3,950	4,038
3.125% due 05/15/2048	3,730	3,808
3.375% due 05/15/2044	33,810	36,084
3.625% due 08/15/2043	5,100	5,657
3.875% due 08/15/2040	2,720	3,129
4.250% due 11/15/2040	500	605
4.375% due 05/15/2040	200	246
4.500% due 08/15/2039	200	250
4.750% due 02/15/2041	790	1,023
6.250% due 05/15/2030	400	537

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2022	728	704
0.375% due 07/15/2027	62	59
0.500% due 01/15/2028	2,655	2,536
0.750% due 07/15/2028	4,634	4,540
0.750% due 02/15/2042	1,007	916
1.000% due 02/15/2048	1,436	1,364
1.375% due 02/15/2044	423	438
1.750% due 01/15/2028 (f)	1,231	1,308
2.500% due 01/15/2029	2,073	2,362
3.625% due 04/15/2028	313	384

U.S. Treasury Notes
2.000% due 11/30/2022 (f)	33,300	32,703
2.750% due 06/30/2025	2,400	2,426
2.875% due 05/15/2028	1,620	1,646

U.S. Treasury STRIPS (a)
0.000% due 02/15/2033	1,700	1,132
0.000% due 05/15/2034	500	321
0.000% due 08/15/2034	1,270	808
0.000% due 08/15/2035	25,270	15,597
0.000% due 08/15/2036	18,000	10,761
0.000% due 11/15/2036	2,700	1,601

Total U.S. Treasury Obligations (Cost $289,456)		283,102

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.4%

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	500	508

Bear Stearns Adjustable Rate Mortgage Trust
3.950% due 04/25/2033 ~	40	41
4.182% due 04/25/2033 ~	6	6
4.368% due 02/25/2034 ~	10	10
4.835% due 01/25/2034 ~	6	6

BWAY Mortgage Trust
3.454% due 03/10/2033	700	698

CityLine Commercial Mortgage Trust
2.778% due 11/10/2031 ~	1,600	1,569

Commercial Mortgage Trust
3.140% due 10/10/2036	1,700	1,643
3.815% due 04/10/2033 ~	500	493

Countrywide Alternative Loan Trust
2.716% due 05/25/2035 •	41	39

Countrywide Home Loan Mortgage Pass-Through Trust
3.146% due 03/25/2035 •	63	57

Credit Suisse First Boston Mortgage Securities Corp.
4.394% due 11/25/2032 ~	3	3

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
3.916% due 07/25/2033 ~	7	7

DBWF Mortgage Trust
3.791% due 12/10/2036	2,100	2,130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Trust
3.805% due 10/10/2035 ~	$500	$488

HarborView Mortgage Loan Trust
2.600% due 03/19/2037 •	42	40
2.910% due 05/19/2035 •	33	32
4.463% due 07/19/2035 ^~	10	9

Hilton USA Trust
3.719% due 11/05/2038	900	896

Impac CMB Trust
4.671% due 09/25/2034 Ø	131	135

JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	1,700	1,673

JPMorgan Mortgage Trust
4.327% due 07/25/2035 ~	84	87

Morgan Stanley Bank of America Merrill Lynch Trust
3.514% due 12/15/2049	1,800	1,822

Morgan Stanley Capital Trust
4.418% due 07/11/2040	600	631

Motel 6 Trust
3.375% due 08/15/2034 •	1,148	1,131

Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036 ^	48	44

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	4	4

Sequoia Mortgage Trust
2.820% due 07/20/2033 •	44	42

Structured Adjustable Rate Mortgage Loan Trust
2.726% due 05/25/2037 •	76	76

Structured Asset Mortgage Investments Trust
3.130% due 09/19/2032 •	36	35
3.310% due 10/19/2033 •	18	17

VNDO Trust
3.805% due 01/10/2035	1,900	1,923

WaMu Mortgage Pass-Through Certificates Trust
2.579% due 10/25/2046 •	48	46
3.157% due 08/25/2046 •	179	168
3.557% due 08/25/2042 •	2	2

Washington Mutual Mortgage Pass-Through Certificates Trust
3.391% due 05/25/2033 ~	5	5
3.686% due 02/25/2033 ~	1	1
4.391% due 02/25/2033 ~	1	1

Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059	900	888

Worldwide Plaza Trust
3.526% due 11/10/2036	300	297

Total Non-Agency Mortgage-Backed Securities (Cost $18,151)		17,703

ASSET-BACKED SECURITIES 0.8%

Bear Stearns Asset-Backed Securities Trust
3.506% due 11/25/2042 •	35	35

ECMC Group Student Loan Trust
3.256% due 02/27/2068 •	268	268

LA Arena Funding LLC
7.656% due 12/15/2026	15	17

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	1,500	1,504

Renaissance Home Equity Loan Trust
3.195% due 08/25/2033 •	3	3
3.506% due 12/25/2033 •	16	16

SLM Student Loan Trust
3.090% due 10/25/2029 •	300	301
3.990% due 04/25/2023 •	362	364

Specialty Underwriting & Residential Finance Trust
3.186% due 01/25/2034 •	12	11

Total Asset-Backed Securities (Cost $2,513)		2,519

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (c) 0.1%
$169

Total Short-Term Instruments (Cost $169)	169

Total Investments in Securities (Cost $347,614)	341,019

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.1%

SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short Asset Portfolio	1,175,580	$11,664

PIMCO Short-Term Floating NAV Portfolio III	187,477	1,853

Total Short-Term Instruments (Cost $13,633)		13,517

Total Investments in Affiliates (Cost $13,633)		13,517

MARKET VALUE (000S)
Total Investments 107.4% (Cost $361,247)	$354,536

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $1,695)	81

Other Assets and Liabilities, net (7.4)%	(24,518)

Net Assets 100.0%	$330,099

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Zero coupon security.

(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$169	U.S. Treasury Notes 2.875% due 09/30/2023	$(174)	$169	$169

Total Repurchase Agreements						$(174)	$169	$169

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
SGY	2.500%	12/12/2018	01/14/2019	$(16,077)	$(16,100)

Total Reverse Repurchase Agreements					$(16,100)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	2.980%	01/02/2019	01/03/2019	$(230,189)	$(230,189)
	2.990	01/02/2019	01/03/2019	(29,992)	(29,992)
GSC	2.850	12/10/2018	01/10/2019	(2,333)	(2,338)
	2.850	12/12/2018	01/23/2019	(600)	(601)
	3.000	01/03/2019	01/04/2019	(134,284)	(134,284)
MSC	2.690	11/28/2018	01/09/2019	(1,317)	(1,320)

Total Sale-Buyback Transactions					$(398,724)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.1)%
Fannie Mae, TBA	3.000%	01/01/2049	$2,300	$(2,186)	$(2,244)
Fannie Mae, TBA	4.500	02/01/2049	4,400	(4,541)	(4,555)

Total Short Sales (2.1)%				$(6,727)	$(6,799)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$169	$0	$0	$169	$(174)	$(5)
SGY	0	(16,100)	0	(16,100)	15,971	(129)

Master Securities Forward Transaction Agreement
BPG	0	0	(260,181)	(260,181)	261,162	981
GSC	0	0	(137,223)	(137,223)	137,230	7
MSC	0	0	(1,320)	(1,320)	1,429	109

Total Borrowings and Other Financing Transactions	$169	$(16,100)	$(398,724)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(16,100)	$0	$0	$(16,100)

Total	$0	$(16,100)	$0	$0	$(16,100)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(398,724)	0	0	(398,724)

Total	$0	$(398,724)	$0	$0	$(398,724)

Total Borrowings	$0	$(414,824)	$0	$0	$(414,824)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(414,824)

(d)	Securities with an aggregate market value of $416,057 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(55,958) at a weighted average interest rate of 1.846%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(36) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$106.500	02/22/2019	104	$104	$1	$0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	111.000	02/22/2019	5	5	0	0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	111.500	02/22/2019	1	1	0	0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	112.000	02/22/2019	14	14	0	0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	112.500	02/22/2019	27	27	0	0

Total Purchased Options					$1	$0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February 2019 Futures	$119.000	01/25/2019	10	$10	$(2)	$0
Put - CBOT U.S. Treasury 10-Year Note February 2019 Futures	119.500	01/25/2019	35	35	(7)	(1)
Put - CBOT U.S. Treasury 10-Year Note February 2019 Futures	120.500	01/25/2019	21	21	(7)	(2)
Call - CBOT U.S. Treasury 10-Year Note February 2019 Futures	121.000	01/25/2019	10	10	(2)	(11)
Call - CBOT U.S. Treasury 10-Year Note February 2019 Futures	121.500	01/25/2019	25	25	(6)	(18)
Call - CBOT U.S. Treasury 10-Year Note February 2019 Futures	122.000	01/25/2019	31	31	(9)	(15)

Total Written Options					$(33)	$(47)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	06/2019	222	$54,010	$164	$3	$0
U.S. Treasury 5-Year Note March Futures	03/2019	114	13,074	208	28	0
U.S. Treasury 10-Year Note March Futures	03/2019	454	55,395	1,326	177	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2019	567	91,092	4,763	337	0

				$6,461	$545	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	06/2020	222	$(54,115)	$(344)	$0	$(14)
U.S. Treasury 2-Year Note March Futures	03/2019	324	(68,789)	(471)	0	(46)
U.S. Treasury 10-Year Ultra March Futures	03/2019	306	(39,804)	(1,277)	0	(143)
U.S. Treasury 30-Year Bond March Futures	03/2019	144	(21,024)	(960)	0	(68)

				$(3,052)	$0	$(271)

Total Futures Contracts				$3,409	$545	$(271)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.545%	Annual	12/20/2047	$1,000	$2	$(4)	$(2)	$0	$(3)
Receive	3-Month USD-LIBOR	2.160	Semi-Annual	04/27/2019	61,200	47	111	158	0	(8)
Pay(1)	3-Month USD-LIBOR	2.600	Semi-Annual	03/16/2021	172,900	(75)	187	112	38	0
Receive(1)	3-Month USD-LIBOR	2.643	Semi-Annual	03/16/2022	172,900	88	(355)	(267)	0	(74)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	3,900	49	99	148	0	(15)
Pay	3-Month USD-LIBOR	2.910	Semi-Annual	09/04/2028	1,000	0	24	24	4	0
Pay	3-Month USD-LIBOR	3.210	Semi-Annual	11/15/2028	1,200	(3)	55	52	5	0
Pay	3-Month USD-LIBOR	3.220	Semi-Annual	11/15/2028	3,400	(9)	160	151	14	0
Receive(1)	3-Month USD-LIBOR	3.250	Semi-Annual	12/20/2037	6,400	(33)	(63)	(96)	0	(9)
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047	7,100	220	431	651	0	(39)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047	500	34	(22)	12	0	(3)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	11,000	1,068	(241)	827	0	(61)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048	3,400	216	(313)	(97)	0	(20)
Receive	CPURNSA	2.137	Maturity	01/15/2029	1,900	(9)	39	30	4	0

Total Swap Agreements						$1,595	$108	$1,703	$65	$(232)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$545	$65	$610	$(47)	$(271)	$(232)	$(550)

(f)

Securities with an aggregate market value of $1,286 and cash of $1,321 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400%	05/16/2019	$	14,600	$186	$17
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700	05/13/2019		800	69	41
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	02/07/2020		3,100	128	26

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	05/09/2019		2,700	50	5

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.580	11/07/2019		1,100	23	9

MYC	Call - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.250	01/31/2019		32,400	97	460
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	05/11/2020		72,200	190	485
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.710	09/16/2019		4,300	94	17

Total Purchased Options								$837	$1,060

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,400	$(21)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$3,700	$(67)	$(36)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	05/16/2019	14,600	(66)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	02/07/2020	7,700	(127)	(16)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.520	05/09/2019	12,000	(51)	(1)

JPM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.560	11/07/2019	4,600	(24)	(5)

MYC	Call - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Receive	3.000	01/31/2019	32,400	(36)	(310)
	Call - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Receive	3.125	01/31/2019	32,400	(61)	(384)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.710	09/16/2019	17,600	(93)	(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	05/11/2020	14,700	(159)	(275)

							$(684)	$(1,039)

Total Written Options							$(705)	$(1,039)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BOA	$0	$84	$0	$84	$0	$(56)	$0	$(56)	$28	$0	$28
CBK	0	5	0	5	0	(1)	0	(1)	4	0	4
JPM	0	9	0	9	0	(5)	0	(5)	4	0	4
MYC	0	962	0	962	0	(977)	0	(977)	(15)	(89)	(104)

Total Over the Counter	$0	$1,060	$0	$1,060	$0	$(1,039)	$0	$(1,039)

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$545	$545
Swap Agreements	0	0	0	0	65	65

	$0	$0	$0	$0	$610	$610

Over the counter
Purchased Options	$0	$0	$0	$0	$1,060	$1,060

	$0	$0	$0	$0	$1,670	$1,670

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$47	$47
Futures	0	0	0	0	271	271
Swap Agreements	0	0	0	0	232	232

	$0	$0	$0	$0	$550	$550

Over the counter
Written Options	$0	$0	$0	$0	$1,039	$1,039

	$0	$0	$0	$0	$1,589	$1,589

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

December 31, 2018

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Written Options	0	0	0	0	161	161
Futures	0	0	0	0	(2,614)	(2,614)
Swap Agreements	0	0	0	0	1,414	1,414

	$0	$0	$0	$0	$(1,047)	$(1,047)

Over the counter
Purchased Options	$0	$0	$0	$0	$730	$730
Written Options	0	0	0	0	(2,235)	(2,235)

	$0	$0	$0	$0	$(1,505)	$(1,505)

	$0	$0	$0	$0	$(2,552)	$(2,552)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	12	12
Futures	0	0	0	0	3,329	3,329
Swap Agreements	0	0	0	0	(55)	(55)

	$0	$0	$0	$0	$3,287	$3,287

Over the counter
Purchased Options	$0	$0	$0	$0	$596	$596
Written Options	0	0	0	0	2	2

	$0	$0	$0	$0	$598	$598

	$0	$0	$0	$0	$3,885	$3,885

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,784	$0	$1,784
Utilities	0	401	0	401
U.S. Government Agencies	0	35,341	0	35,341
U.S. Treasury Obligations	0	283,102	0	283,102
Non-Agency Mortgage-Backed Securities	0	17,703	0	17,703
Asset-Backed Securities	0	2,519	0	2,519
Short-Term Instruments
Repurchase Agreements	0	169	0	169

	$0	$341,019	$0	$341,019

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,517	$0	$0	$13,517

Total Investments	$13,517	$341,019	$0	$354,536

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,799)	$0	$(6,799)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	545	65	0	610
Over the counter	0	1,060	0	1,060

	$545	$1,125	$0	$1,670

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(271)	(279)	0	(550)
Over the counter	0	(1,039)	0	(1,039)

	$(271)	$(1,318)	$0	$(1,589)

Total Financial Derivative Instruments	$274	$(193)	$0	$81

Totals	$13,791	$334,027	$0	$347,818

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income

ANNUAL REPORT	DECEMBER 31, 2018	21

Notes to Financial Statements (Cont.)

in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

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December 31, 2018

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be

ANNUAL REPORT	DECEMBER 31, 2018	23

Notes to Financial Statements (Cont.)

valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the

ANNUAL REPORT	DECEMBER 31, 2018	25

Notes to Financial Statements (Cont.)

Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$11,440	$329	$0	$0	$(105)	$11,664	$315	$13

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,038	$776,392	$(775,600)	$23	$0	$1,853	$92	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

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Notes to Financial Statements (Cont.)

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(c) Swap Agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit,

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Notes to Financial Statements (Cont.)

currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap

30	PIMCO VARIABLE INSURANCE TRUST

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transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the

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Notes to Financial Statements (Cont.)

counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an

32	PIMCO VARIABLE INSURANCE TRUST

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investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.225%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically

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Notes to Financial Statements (Cont.)

renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$595,306	$643,857	$7,077	$3,270

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	737	$8,452	503	$5,994

Administrative Class	4,284	49,295	1,324	15,862

Advisor Class	375	4,304	456	5,424
Issued as reinvestment of distributions

Institutional Class	102	1,174	74	887

Administrative Class	627	7,201	446	5,332

Advisor Class	52	603	38	449
Cost of shares redeemed

Institutional Class	(693)	(7,996)	(487)	(5,879)

Administrative Class	(2,182)	(24,940)	(1,998)	(23,925)

Advisor Class	(391)	(4,495)	(282)	(3,350)

Net increase (decrease) resulting from Portfolio share transactions	2,911	$33,598	74	$794

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 64% of the Portfolio.

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December 31, 2018

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Long-Term U.S. Government Portfolio	$3,353	$0	$(8,484)	$0	$(6,010)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and options for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Long-Term U.S. Government Portfolio	$275	$5,735

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2018	35

Notes to Financial Statements (Cont.)

December 31, 2018

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Long-Term U.S. Government Portfolio	$361,304	$14,193	$(22,676)	$(8,483)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and options contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Long-Term U.S. Government Portfolio	$7,451	$1,527	$0	$6,668	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of

PIMCO Long-Term U.S. Government Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2018	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co., Inc.

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.

CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SGY	Societe Generale, New York

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:

LIBOR	London Interbank Offered Rate	OIS	Overnight Index Swap	TBA	To-Be-Announced

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Long-Term U.S. Government Portfolio	0.00%	0.00%	$7,448	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

ANNUAL REPORT	DECEMBER 31, 2018	39

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2018	41

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

ANNUAL REPORT	DECEMBER 31, 2018	43

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

ANNUAL REPORT	DECEMBER 31, 2018	45

Approval of Investment Advisory Contract and Other Agreements (Cont.)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

ANNUAL REPORT	DECEMBER 31, 2018	47

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

48	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT13AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO Low Duration Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO Low Duration Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Low Duration Portfolio	02/16/99	04/10/00	02/16/99	03/31/06	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2018†§

U.S. Government Agencies	38.7%

Corporate Bonds & Notes	33.9%

Short-Term Instruments‡	12.2%

Asset-Backed Securities	7.6%

Sovereign Issues	3.6%

Non-Agency Mortgage-Backed Securities	1.8%

U.S. Treasury Obligations	1.7%

Loan Participations and Assignments	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	10 Years	Inception≈
PIMCO Low Duration Portfolio Institutional Class	0.49%	1.00%	3.05%	3.65%
PIMCO Low Duration Portfolio Administrative Class	0.34%	0.85%	2.90%	3.49%
PIMCO Low Duration Portfolio Advisor Class	0.24%	0.75%	2.79%	3.01%
ICE BofAML 1-3 Year U.S. Treasury Index±	1.58%	0.81%	0.95%	2.83%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/16/1999.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, 0.65% for Administrative Class shares, and 0.75% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Underweight exposure to U.S. rates contributed to performance, as U.S. interest rates rose.

»	Overweight exposure to Brazilian duration contributed to performance, as Brazilian rates fell.

»	Holdings of agency mortgage-backed securities detracted from performance, as spreads widened.

»	Long exposure to the Argentine peso versus the U.S. dollar detracted from performance, as the Argentine peso depreciated against the U.S. dollar.

»	Underweight exposure to Japanese duration detracted from performance, as Japanese rates fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Low Duration Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,008.30	$3.39	$1,000.00	$1,021.83	$3.41	0.67%
Administrative Class	1,000.00	1,007.50	4.15	1,000.00	1,021.07	4.18	0.82
Advisor Class	1,000.00	1,007.00	4.65	1,000.00	1,020.57	4.69	0.92

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO Low Duration Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2018	$10.24	$0.20	$(0.15)	$0.05	$(0.21)	$0.00	$0.00	$(0.21)

12/31/2017	10.24	0.15	0.00	0.15	(0.13)	0.00	(0.02)	(0.15)

12/31/2016	10.25	0.16	0.00	0.16	(0.09)	0.00	(0.08)	(0.17)

12/31/2015	10.58	0.15	(0.10)	0.05	(0.38)	0.00	0.00	(0.38)

12/31/2014	10.61	0.10	0.01	0.11	(0.14)	0.00	0.00	(0.14)
Administrative Class

12/31/2018	10.24	0.20	(0.17)	0.03	(0.19)	0.00	0.00	(0.19)

12/31/2017	10.24	0.13	0.01	0.14	(0.12)	0.00	(0.02)	(0.14)

12/31/2016	10.25	0.14	0.00	0.14	(0.07)	0.00	(0.08)	(0.15)

12/31/2015	10.58	0.14	(0.11)	0.03	(0.36)	0.00	0.00	(0.36)

12/31/2014	10.61	0.10	(0.01)	0.09	(0.12)	0.00	0.00	(0.12)
Advisor Class

12/31/2018	10.24	0.19	(0.17)	0.02	(0.18)	0.00	0.00	(0.18)

12/31/2017	10.24	0.12	0.01	0.13	(0.11)	0.00	(0.02)	(0.13)

12/31/2016	10.25	0.13	0.00	0.13	(0.06)	0.00	(0.08)	(0.14)

12/31/2015	10.58	0.13	(0.11)	0.02	(0.35)	0.00	0.00	(0.35)

12/31/2014	10.61	0.09	(0.01)	0.08	(0.11)	0.00	0.00	(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.08	0.49%	$8,588	0.59%	0.59%	0.50%	0.50%	2.02%	624%

10.24	1.50	15,368	0.50	0.50	0.50	0.50	1.44	544

10.24	1.56	8,710	0.50	0.50	0.50	0.50	1.59	391

10.25	0.47	8,291	0.51	0.51	0.50	0.50	1.39	181

10.58	1.00	13,590	0.50	0.50	0.50	0.50	0.96	208

10.08	0.34	1,197,654	0.74	0.74	0.65	0.65	1.94	624

10.24	1.35	1,272,418	0.65	0.65	0.65	0.65	1.31	544

10.24	1.41	1,248,263	0.65	0.65	0.65	0.65	1.40	391

10.25	0.31	1,323,009	0.66	0.66	0.65	0.65	1.32	181

10.58	0.85	1,481,605	0.65	0.65	0.65	0.65	0.90	208

10.08	0.24	757,166	0.84	0.84	0.75	0.75	1.85	624

10.24	1.25	761,611	0.75	0.75	0.75	0.75	1.21	544

10.24	1.30	717,542	0.75	0.75	0.75	0.75	1.31	391

10.25	0.21	677,728	0.76	0.76	0.75	0.75	1.25	181

10.58	0.75	647,468	0.75	0.75	0.75	0.75	0.80	208

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities*	$2,365,404
Investments in Affiliates	270,003
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,317
Over the counter	21,467
Cash	45
Deposits with counterparty	15,570
Foreign currency, at value	3,617
Receivable for investments sold	1,465
Receivable for TBA investments sold	595,613
Receivable for Portfolio shares sold	1,780
Interest and/or dividends receivable	8,759
Dividends receivable from Affiliates	601
Total Assets	3,285,641

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$157,691
Payable for short sales	83,031
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,178
Over the counter	19,324
Payable for investments purchased	131,371
Payable for investments in Affiliates purchased	601
Payable for TBA investments purchased	909,215
Deposits from counterparty	12,658
Payable for Portfolio shares redeemed	5,034
Accrued investment advisory fees	402
Accrued supervisory and administrative fees	402
Accrued distribution fees	155
Accrued servicing fees	148
Other liabilities	23
Total Liabilities	1,322,233

Net Assets	$1,963,408

Net Assets Consist of:

Paid in capital	$2,036,756
Distributable earnings (accumulated loss)	(73,348)

Net Assets	$1,963,408

Net Assets:

Institutional Class	$8,588
Administrative Class	1,197,654
Advisor Class	757,166

Shares Issued and Outstanding:

Institutional Class	852
Administrative Class	118,850
Advisor Class	75,137

Net Asset Value Per Share Outstanding:

Institutional Class	$10.08
Administrative Class	10.08
Advisor Class	10.08

Cost of investments in securities	$2,363,058
Cost of investments in Affiliates	$271,724
Cost of foreign currency held	$3,618
Proceeds received on short sales	$82,907
Cost or premiums of financial derivative instruments, net	$3,368

* Includes repurchase agreements of:	$1,122

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest, net of foreign taxes*	$46,657
Dividends	1
Dividends from Investments in Affiliates	7,203
Total Income	53,861

Expenses:

Investment advisory fees	5,011
Supervisory and administrative fees	5,011
Servicing fees - Administrative Class	1,846
Distribution and/or servicing fees - Advisor Class	1,900
Trustee fees	58
Interest expense	1,787
Miscellaneous expense	6
Total Expenses	15,619

Net Investment Income (Loss)	38,242

Net Realized Gain (Loss):

Investments in securities	6,571
Investments in Affiliates	11
Net capital gain distributions received from Affiliate investments	237
Exchange-traded or centrally cleared financial derivative instruments	(2,722)
Over the counter financial derivative instruments	(23,121)
Foreign currency	(1,921)

Net Realized Gain (Loss)	(20,945)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(41,051)
Investments in Affiliates	(1,838)
Exchange-traded or centrally cleared financial derivative instruments	(12,091)
Over the counter financial derivative instruments	42,252
Foreign currency assets and liabilities	(228)

Net Change in Unrealized Appreciation (Depreciation)	(12,956)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,341

* Foreign tax withholdings	$32

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$38,242	$25,610
Net realized gain (loss)	(20,945)	(760)
Net change in unrealized appreciation (depreciation)	(12,956)	1,782

Net Increase (Decrease) in Net Assets Resulting from Operations	4,341	26,632

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(269)	(153)
Administrative Class	(23,503)	(13,953)
Advisor Class	(13,801)	(7,617)

Tax basis return of capital
Institutional Class	0	(28)
Administrative Class	0	(2,787)
Advisor Class	0	(1,664)

Total Distributions(a)	(37,573)	(26,202)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(52,757)	74,452

Total Increase (Decrease) in Net Assets	(85,989)	74,882

Net Assets:

Beginning of year	2,049,397	1,974,515
End of year	$1,963,408	$2,049,397

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

State Of Qatar
3.603% due 12/21/2020 «		$6,000	$5,970

Toyota Motor Credit Corp.
3.393% (LIBOR03M + 0.580%) due 09/28/2020 «~		6,000	5,986

Total Loan Participations and Assignments (Cost $11,929)			11,956

CORPORATE BONDS & NOTES 45.5%

BANKING & FINANCE 30.6%

ABN AMRO Bank NV
3.261% (US0003M + 0.570%) due 08/27/2021 ~		5,100	5,073

AIG Global Funding
3.282% (US0003M + 0.460%) due 06/25/2021 ~		3,000	2,978

Ally Financial, Inc.
3.500% due 01/27/2019		1,700	1,700
7.500% due 09/15/2020		100	104
8.000% due 03/15/2020		200	207

American Express Co.
3.165% (US0003M + 0.525%) due 05/17/2021 ~		5,900	5,875
3.192% (US0003M + 0.600%) due 11/05/2021 ~		5,000	4,982
3.700% due 11/05/2021		5,000	5,048

American Express Credit Corp.
2.375% due 05/26/2020		5,400	5,344

American Tower Corp.
2.800% due 06/01/2020		9,900	9,826
3.400% due 02/15/2019		6,500	6,504

Australia & New Zealand Banking Group Ltd.
3.100% (US0003M + 0.460%) due 05/17/2021 ~		4,650	4,639
3.300% due 05/17/2021		5,000	4,996

AvalonBay Communities, Inc.
3.625% due 10/01/2020		3,000	3,017

Aviation Capital Group LLC
3.190% (US0003M + 0.670%) due 07/30/2021 ~		3,100	3,077
3.688% (US0003M + 0.950%) due 06/01/2021 ~		4,900	4,893

Banco Santander S.A.
3.545% (US0003M + 1.120%) due 04/12/2023 ~		2,400	2,355

Bank of America Corp.
3.437% (US0003M + 0.960%) due 07/23/2024 ~		1,200	1,179
3.447% (US0003M + 0.650%) due 10/01/2021 ~		900	894
3.499% due 05/17/2022 •		4,000	4,002
3.541% (US0003M + 0.790%) due 03/05/2024 ~		8,300	8,070
3.629% (US0003M + 1.160%) due 01/20/2023 ~		200	200

Bank of Nova Scotia
1.875% due 04/26/2021		3,900	3,809

Barclays Bank PLC
14.000% due 06/15/2019 •(f)	GBP	400	535

Barclays PLC
4.046% (US0003M + 1.430%) due 02/15/2023 ~		$6,900	6,642
4.610% due 02/15/2023 •		6,900	6,846
4.728% (US0003M + 2.110%) due 08/10/2021 ~		4,900	4,942

Branch Banking & Trust Co.
1.450% due 05/10/2019		1,083	1,077

Brixmor Operating Partnership LP
3.591% (US0003M + 1.050%) due 02/01/2022 ~		5,000	4,983

Citibank N.A.
2.861% (US0003M + 0.320%) due 05/01/2020 ~		1,100	1,096

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.047% (US0003M + 0.570%) due 07/23/2021 ~		$4,900	$4,857
3.050% due 05/01/2020		5,000	4,994

Citigroup, Inc.
2.750% due 04/25/2022		1,100	1,067
3.199% (US0003M + 0.690%) due 10/27/2022 ~		5,000	4,881
3.696% (US0003M + 0.930%) due 06/07/2019 ~		1,100	1,103
4.183% (US0003M + 1.380%) due 03/30/2021 ~		4,300	4,330

Citizens Bank N.A.
2.500% due 03/14/2019		2,500	2,498

Compass Bank
3.501% (US0003M + 0.730%) due 06/11/2021 ~		5,000	4,924

Credit Suisse Group Funding Guernsey Ltd.
4.735% (US0003M + 2.290%) due 04/16/2021 ~		5,800	5,966

DBS Bank Ltd.
3.300% due 11/27/2021		5,900	5,950

Deutsche Bank AG
0.184% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	5,000	5,579
3.766% (US0003M + 1.290%) due 02/04/2021 ~		$5,000	4,864
4.250% due 10/14/2021		2,500	2,446
4.528% (US0003M + 1.910%) due 05/10/2019 ~		6,500	6,479

Dexia Credit Local S.A.
2.500% due 01/25/2021		6,200	6,167

Ford Motor Credit Co. LLC
3.512% (US0003M + 0.930%) due 11/04/2019 ~		6,000	5,979
3.754% (US0003M + 0.930%) due 09/24/2020 ~		5,000	4,912
3.988% (US0003M + 1.580%) due 01/08/2019 ~		5,600	5,600
5.750% due 02/01/2021		600	612

GE Capital European Funding Unlimited Co.
0.000% (EUR003M + 0.225%) due 05/17/2021 ~	EUR	400	437
4.350% due 11/03/2021		1,300	1,611

General Motors Financial Co., Inc.
2.400% due 05/09/2019		$2,200	2,192
3.100% due 01/15/2019		3,501	3,501
3.200% due 07/13/2020		7,000	6,915
3.366% (US0003M + 0.930%) due 04/13/2020 ~		3,860	3,837
3.996% (US0003M + 1.560%) due 01/15/2020 ~		3,900	3,919
4.496% (US0003M + 2.060%) due 01/15/2019 ~		5,500	5,503

Goldman Sachs Group, Inc.
3.427% (US0003M + 0.750%) due 02/23/2023 ~		6,200	5,995
3.552% (US0003M + 0.730%) due 12/27/2020 ~		9,600	9,563
3.637% (US0003M + 1.160%) due 04/23/2020 ~		5,684	5,705
3.850% (US0003M + 1.360%) due 04/23/2021 ~		1,300	1,310
3.988% (US0003M + 1.200%) due 09/15/2020 ~		4,500	4,522
6.000% due 06/15/2020		2,000	2,071

Harley-Davidson Financial Services, Inc.
3.146% (US0003M + 0.500%) due 05/21/2020 ~		5,100	5,094
3.647% (US0003M + 0.940%) due 03/02/2021 ~		4,900	4,896

HSBC Holdings PLC
3.240% (US0003M + 0.600%) due 05/18/2021 ~		4,800	4,730
3.426% (US0003M + 0.650%) due 09/11/2021 ~		4,800	4,738

HSBC USA, Inc.
3.228% (US0003M + 0.610%) due 11/13/2019 ~		12,900	12,914

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Lease Finance Corp.
5.875% due 04/01/2019		$1,500	$1,506
6.250% due 05/15/2019		2,250	2,270

Jackson National Life Global Funding
2.736% (US0003M + 0.300%) due 10/15/2020 ~		5,000	4,952

John Deere Capital Corp.
3.316% (US0003M + 0.550%) due 06/07/2023 ~		3,500	3,445

JPMorgan Chase & Co.
3.367% (US0003M + 0.890%) due 07/23/2024 ~		5,000	4,889
3.411% (US0003M + 0.610%) due 06/18/2022 ~		3,000	2,968
3.714% (US0003M + 1.205%) due 10/29/2020 ~		5,800	5,856

JPMorgan Chase Bank N.A.
2.848% (US0003M + 0.340%) due 04/26/2021 ~		10,000	9,911
2.868% (US0003M + 0.250%) due 02/13/2020 ~		7,100	7,092
2.968% (US0003M + 0.230%) due 09/01/2020 ~		4,000	3,985
3.010% (SOFRRATE + 0.550%) due 10/19/2020 ~		4,000	3,993

Lloyds Bank PLC
3.079% (US0003M + 0.490%) due 05/07/2021 ~		5,000	4,951

Lloyds Banking Group PLC
3.590% (US0003M + 0.800%) due 06/21/2021 ~		4,000	3,962

Macquarie Bank Ltd.
3.629% (US0003M + 1.120%) due 07/29/2020 ~		8,900	8,949

Metropolitan Life Global Funding
1.950% due 09/15/2021		2,500	2,415
2.300% due 04/10/2019		3,000	2,995

Mitsubishi UFJ Financial Group, Inc.
3.478% (US0003M + 0.740%) due 03/02/2023 ~		10,200	10,037
4.618% (US0003M + 1.880%) due 03/01/2021 ~		535	548

Mizuho Financial Group, Inc.
3.331% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	6,700	4,717
3.541% (US0003M + 0.790%) due 03/05/2023 ~		$5,100	5,017

Morgan Stanley
3.916% (US0003M + 1.375%) due 02/01/2019 ~		5,600	5,605
7.300% due 05/13/2019		2,200	2,234

MUFG Bank Ltd.
2.350% due 09/08/2019		3,600	3,580

Nasdaq, Inc.
3.214% (US0003M + 0.390%) due 03/22/2019 ~		700	700

National Rural Utilities Cooperative Finance Corp.
3.178% (US0003M + 0.375%) due 06/30/2021 ~		5,400	5,360

Natwest Markets PLC
0.084% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	4,400	5,019

Navient Corp.
8.000% due 03/25/2020		$300	306

Nissan Motor Acceptance Corp.
2.350% due 03/04/2019		200	200

NTT Finance Corp.
1.900% due 07/21/2021		2,800	2,701

Oversea-Chinese Banking Corp. Ltd.
3.090% (US0003M + 0.450%) due 05/17/2021 ~		6,000	5,998

Regions Bank
3.118% (US0003M + 0.500%) due 08/13/2021 ~		5,600	5,501

Reliance Standard Life Global Funding
2.500% due 01/15/2020		1,000	990

Royal Bank of Canada
3.350% due 10/22/2021		10,000	10,108

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Scotland Group PLC
6.400% due 10/21/2019	$5,000	$5,105

Santander UK PLC
3.276% (US0003M + 0.660%) due 11/15/2021 ~	5,900	5,848
3.358% (US0003M + 0.620%) due 06/01/2021 ~	5,000	4,947

SBA Tower Trust
2.877% due 07/15/2046	1,400	1,376

Siam Commercial Bank PCL
3.500% due 04/07/2019	4,900	4,906

Skandinaviska Enskilda Banken AB
3.070% (US0003M + 0.430%) due 05/17/2021 ~	5,000	4,969

SL Green Operating Partnership LP
3.609% (US0003M + 0.980%) due 08/16/2021 ~	6,000	5,966

Standard Chartered PLC
3.558% (US0003M + 1.150%) due 01/20/2023 ~	4,900	4,865

Sumitomo Mitsui Banking Corp.
2.514% due 01/17/2020	400	397
2.799% (US0003M + 0.350%) due 01/17/2020 ~	4,800	4,797
2.806% (US0003M + 0.370%) due 10/16/2020 ~	6,000	5,962

Sumitomo Mitsui Trust Bank Ltd.
3.244% (US0003M + 0.440%) due 09/19/2019 ~	6,000	6,003

Svenska Handelsbanken AB
3.159% (US0003M + 0.470%) due 05/24/2021 ~	4,900	4,857

Synchrony Bank
3.650% due 05/24/2021	5,200	5,091

Synchrony Financial
3.812% (US0003M + 1.230%) due 02/03/2020 ~	5,600	5,597

Toronto-Dominion Bank
3.350% due 10/22/2021	6,000	6,065

Toyota Motor Credit Corp.
2.125% due 07/18/2019	1,500	1,492
3.040% due 05/17/2022 •	5,000	4,947

U.S. Bank N.A.
2.737% (US0003M + 0.250%) due 07/24/2020 ~	5,000	4,989
2.828% (US0003M + 0.320%) due 04/26/2021 ~	4,000	3,986
3.050% due 07/24/2020	5,000	4,994
3.150% due 04/26/2021	6,100	6,107

UBS AG
2.450% due 12/01/2020	3,850	3,781
3.027% (US0003M + 0.320%) due 05/28/2019 ~	7,200	7,199
3.347% due 06/08/2020 •	2,400	2,400

UBS Group Funding Switzerland AG
4.216% due 04/14/2021 •	9,900	10,062

Unibail-Rodamco SE
3.206% (US0003M + 0.770%) due 04/16/2019 ~	9,800	9,818

UniCredit SpA
7.830% due 12/04/2023	10,700	11,205

Wells Fargo & Co.
3.349% (US0003M + 0.880%) due 07/22/2020 ~	2,000	2,004
4.076% (US0003M + 1.340%) due 03/04/2021 ~	4,000	4,043

Wells Fargo Bank N.A.
2.940% (SOFRRATE + 0.480%) due 03/25/2020 ~	5,000	4,977
2.977% (US0003M + 0.500%) due 07/23/2021 ~	5,000	4,973
2.987% (US0003M + 0.510%) due 10/22/2021 ~	2,000	1,977

Westpac Banking Corp.
2.896% (US0003M + 0.280%) due 05/15/2020 ~	4,900	4,877

		600,896

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 12.5%

AbbVie, Inc.
2.300% due 05/14/2021		$3,200	$3,127
3.375% due 11/14/2021		3,100	3,100

Adani Ports & Special Economic Zone Ltd.
3.500% due 07/29/2020		4,300	4,258

Amazon.com, Inc.
1.900% due 08/21/2020		4,200	4,140

Aptiv PLC
3.150% due 11/19/2020		1,895	1,882

BAT Capital Corp.
3.204% due 08/14/2020 •		6,200	6,140

Bayer U.S. Finance LLC
3.452% (US0003M + 0.630%) due 06/25/2021 ~		6,100	6,021

Boston Scientific Corp.
2.850% due 05/15/2020		2,800	2,782

Broadcom Corp.
2.375% due 01/15/2020		4,000	3,951

Caesars Resort Collection LLC
5.250% due 10/15/2025		750	647

Campbell Soup Co.
3.288% (US0003M + 0.500%) due 03/16/2020 ~		9,000	8,921
3.418% (US0003M + 0.630%) due 03/15/2021 ~		4,100	4,022

Charter Communications Operating LLC
3.579% due 07/23/2020		4,900	4,896
4.464% due 07/23/2022		2,100	2,122

Comcast Corp.
3.127% (US0003M + 0.330%) due 10/01/2020 ~		1,700	1,693
3.237% (US0003M + 0.440%) due 10/01/2021 ~		500	495

Conagra Brands, Inc.
2.908% (US0003M + 0.500%) due 10/09/2020 ~		2,500	2,473

Constellation Brands, Inc.
2.250% due 11/06/2020		1,710	1,678

CVS Health Corp.
3.125% due 03/09/2020		5,100	5,091
3.397% (US0003M + 0.630%) due 03/09/2020 ~		6,100	6,090

D.R. Horton, Inc.
3.750% due 03/01/2019		1,900	1,900

Daimler Finance North America LLC
2.972% (US0003M + 0.390%) due 05/04/2020 ~		5,000	4,973
3.132% (US0003M + 0.550%) due 05/04/2021 ~		5,000	4,957

Dell International LLC
3.480% due 06/01/2019		2,700	2,692

Diageo Capital PLC
2.880% (US0003M + 0.240%) due 05/18/2020 ~		2,400	2,391
3.000% due 05/18/2020		2,600	2,602

DISH DBS Corp.
7.875% due 09/01/2019		2,190	2,240

Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019		2,300	2,283

DXC Technology Co.
3.688% (US0003M + 0.950%) due 03/01/2021 ~		1,231	1,230

Energy Transfer Partners LP
5.750% due 09/01/2020		1,630	1,673

Flex Ltd.
4.625% due 02/15/2020		2,100	2,111

General Electric Co.
0.000% (EUR003M + 0.300%) due 05/28/2020 •	EUR	700	786
6.000% due 08/07/2019		$2,500	2,527

General Mills, Inc.
2.976% (US0003M + 0.540%) due 04/16/2021 ~		1,000	985

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Georgia-Pacific LLC
5.400% due 11/01/2020		$6,800	$7,046

GlaxoSmithKline Capital PLC
2.964% (US0003M + 0.350%) due 05/14/2021 ~		5,100	5,067

Harris Corp.
3.000% (US0003M + 0.480%) due 04/30/2020 ~		4,400	4,388
3.166% due 02/27/2019 ~		4,400	4,399

Hyundai Capital America
3.601% due 09/18/2020 •		6,700	6,674

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		7,100	7,093

Kinder Morgan Energy Partners LP
9.000% due 02/01/2019		700	703

Kinder Morgan, Inc.
5.000% due 02/15/2021		300	307

Kraft Heinz Foods Co.
2.800% due 07/02/2020		3,300	3,272
3.375% due 06/15/2021		3,200	3,194

Local Initiatives Support Corp.
3.005% due 03/01/2022		1,300	1,296

Marathon Oil Corp.
2.700% due 06/01/2020		1,850	1,823

Marriott International, Inc.
3.229% (US0003M + 0.600%) due 12/01/2020 ~		4,900	4,890

Masco Corp.
3.500% due 04/01/2021		2,887	2,875

McDonald’s Corp.
2.939% (US0003M + 0.430%) due 10/28/2021 ~		5,000	4,967

Medtronic, Inc.
2.500% due 03/15/2020		1,200	1,194

MGM Resorts International
8.625% due 02/01/2019		1,300	1,308

Minera y Metalurgica del Boleo SAPI de C.V.
2.875% due 05/07/2019		4,900	4,896

Mondelez International, Inc.
3.000% due 05/07/2020		7,000	6,975

Mylan NV
3.750% due 12/15/2020		1,600	1,600

Newell Brands, Inc.
2.600% due 03/29/2019		245	245

Novartis Securities Investment Ltd.
5.125% due 02/10/2019		1,600	1,603

Oracle Corp.
1.900% due 09/15/2021		9,900	9,611

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		1,422	1,408

Takeda Pharmaceutical Co. Ltd.
3.800% due 11/26/2020		3,900	3,925

Thermo Fisher Scientific, Inc.
4.700% due 05/01/2020		600	614

Time Warner Cable LLC
8.750% due 02/14/2019		1,100	1,106

United Technologies Corp.
3.279% (US0003M + 0.650%) due 08/16/2021 ~		5,200	5,182

Virgin Media Receivables Financing Notes DAC
5.500% due 09/15/2024	GBP	5,900	7,244

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019		$4,200	4,161
3.388% (US0003M + 0.770%) due 11/13/2020 ~		5,900	5,862
3.558% (US0003M + 0.940%) due 11/12/2021 ~		5,900	5,845
3.875% due 11/13/2020		5,900	5,930
4.000% due 11/12/2021		5,900	5,916

WestRock RKT Co.
4.450% due 03/01/2019		400	401

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		2,300	2,278
3.554% (US0003M + 0.750%) due 03/19/2021 ~		2,300	2,279

			244,456

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.4%

AT&T, Inc.
2.300% due 03/11/2019	$2,000	$1,997
3.086% (US0003M + 0.650%) due 01/15/2020 ~	1,000	998
3.386% (US0003M + 0.950%) due 07/15/2021 ~	1,600	1,595
3.488% (US0003M + 0.750%) due 06/01/2021 ~	5,900	5,864

BellSouth LLC
4.333% due 04/26/2021	5,100	5,116

British Telecommunications PLC
2.350% due 02/14/2019	5,100	5,093

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	2,100	2,085

Commonwealth Edison Co.
2.150% due 01/15/2019	5,100	5,098

Consolidated Edison Co. of New York, Inc.
3.222% (US0003M + 0.400%) due 06/25/2021 ~	5,200	5,151

DTE Energy Co.
2.400% due 12/01/2019	3,700	3,663

NextEra Energy Capital Holdings, Inc.
3.107% (US0003M + 0.400%) due 08/21/2020 ~	6,000	5,994

Sempra Energy
3.238% (US0003M + 0.450%) due 03/15/2021 ~	5,000	4,900

		47,554

Total Corporate Bonds & Notes (Cost $896,958)		892,906

U.S. GOVERNMENT AGENCIES 52.0%

Fannie Mae
1.000% due 01/25/2043	152	138
2.375% due 12/25/2036 - 07/25/2037 •	250	246
2.665% due 09/25/2042 •	216	215
2.856% due 03/25/2044 •	39	39
3.006% due 12/25/2022 •	6	6
3.253% due 07/01/2042 - 06/01/2043 •	177	176
3.303% due 09/01/2041 •	118	117
3.306% due 04/25/2023 •	20	20
3.355% due 06/17/2027 •	18	19
3.356% due 02/25/2023 •	1	1
3.406% due 05/25/2022 •	1	1
3.453% due 09/01/2040 •	0	1
3.500% due 07/01/2047 - 12/01/2047	29,845	29,893
3.500% due 10/01/2047 - 11/01/2047 (h)	44,618	44,658
3.844% due 11/01/2035 •	24	25
3.905% due 07/01/2035 •	21	22
4.000% due 08/01/2044 - 12/01/2048	225,485	230,106
4.000% due 10/01/2048 (h)	75,043	76,597
4.258% due 12/01/2036 •	6	7
4.269% due 09/01/2035 •	116	121
4.293% due 05/01/2038 •	2,228	2,336
4.500% due 01/01/2020 - 08/01/2046	7,809	8,112
5.000% due 05/01/2027 - 04/25/2033	120	126
5.188% due 09/01/2034 •	3	3
5.379% due 12/25/2042 ~	5	6
5.500% due 12/01/2028	16	17
6.000% due 02/01/2033 - 01/01/2039	1,424	1,553
6.500% due 04/01/2036	75	81

Fannie Mae, TBA
3.000% due 01/01/2049	19,600	19,128
3.500% due 01/01/2049 - 02/01/2049	20,700	20,698
4.000% due 01/01/2049 - 02/01/2049	265,900	270,951

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 02/01/2049	$57,000	$59,007
5.500% due 01/01/2049	500	530

Freddie Mac
2.000% due 11/15/2026	3,943	3,868
2.355% due 12/25/2036 •	126	127
2.636% due 08/25/2031 •	86	85
2.699% due 12/15/2042 •	6,427	6,427
3.156% due 02/25/2045 •	165	164
4.000% due 08/01/2048	52,853	53,943
4.000% due 09/01/2048 (h)	41,329	42,160
4.295% due 07/01/2035 •	40	41
4.521% due 09/01/2035 •	143	149
5.000% due 08/01/2024 - 12/01/2041	251	265
5.752% due 08/15/2044 •	3,361	3,514
6.500% due 07/25/2043	41	46

Ginnie Mae
2.734% due 06/20/2065 •	3,104	3,110
2.834% due 10/20/2065 •	8,837	8,886
2.854% due 07/20/2063 •	3,317	3,329
3.114% due 05/20/2066 •	1,057	1,071
3.164% due 04/20/2066 •	6,971	7,077
3.524% due 07/20/2067 •	7,715	7,945
5.000% due 02/20/2041 (a)	20	0
5.000% due 09/20/2048	77,980	81,386

Ginnie Mae, TBA
5.000% due 01/01/2049	30,900	32,151

Total U.S. Government Agencies (Cost $1,010,289)		1,020,700

U.S. TREASURY OBLIGATIONS 2.2%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022	16,428	15,898
0.625% due 04/15/2023	28,707	28,243

Total U.S. Treasury Obligations (Cost $44,066)		44,141

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.4%

Adjustable Rate Mortgage Trust
4.156% due 09/25/2035 ^~	406	380

American Home Mortgage Investment Trust
4.250% due 10/25/2034 •	34	34
4.885% due 02/25/2045 •	68	69

Banc of America Funding Trust
4.447% due 01/20/2047 ^~	252	241

Banc of America Mortgage Trust
4.460% due 05/25/2033 ~	134	137
4.487% due 07/25/2034 ~	320	326
4.640% due 08/25/2034 ~	755	769
6.500% due 10/25/2031	3	4

BCAP LLC Trust
2.540% due 01/26/2036 •	2,203	2,177

Bear Stearns Adjustable Rate Mortgage Trust
3.950% due 04/25/2033 ~	2	2
4.263% due 07/25/2034 ~	141	139
4.427% due 01/25/2035 ~	73	71
4.452% due 01/25/2035 ~	1,809	1,793
4.835% due 01/25/2034 ~	11	11

Bear Stearns ALT-A Trust
2.666% due 02/25/2034 •	267	266

Bear Stearns Structured Products, Inc. Trust
4.348% due 01/26/2036 ^~	545	493
5.425% due 12/26/2046 ^~	337	315

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.786% due 01/25/2035 •	34	33

Citigroup Mortgage Loan Trust
4.380% due 08/25/2035 ^~	240	183
4.490% due 05/25/2035 •	59	59

Countrywide Alternative Loan Trust
6.000% due 10/25/2033	8	8

Countrywide Home Loan Mortgage Pass-Through Trust
4.225% due 02/20/2035 ~	256	258
4.274% due 11/20/2034 ~	538	548

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.290% due 11/25/2034 ~		$307	$305
4.667% due 02/20/2036 ^•		289	263

Credit Suisse First Boston Mortgage Securities Corp.
2.885% due 03/25/2032 ~		1	1

Credit Suisse Mortgage Capital Certificates
3.975% due 09/26/2047 ~		99	100

Eurosail PLC
0.044% due 12/10/2044 •	EUR	78	88
1.600% due 09/13/2045 •	GBP	54	69
1.850% (BP0003M + 0.950%) due 06/13/2045 ~		7,836	9,994

First Horizon Alternative Mortgage Securities Trust
4.225% due 09/25/2034 ~		$473	468

First Horizon Mortgage Pass-Through Trust
4.261% due 08/25/2035 ~		114	94
4.565% due 02/25/2035 ~		1,143	1,144

Firstmac Mortgage Funding Trust
2.945% due 03/08/2049 •	AUD	3,851	2,700
3.195% due 03/08/2049 •		6,100	4,283

GMAC Mortgage Corp. Loan Trust
4.638% due 11/19/2035 ~		$68	66

Great Hall Mortgages PLC
2.931% due 06/18/2039 •		1,373	1,323

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		5,000	5,022

GS Mortgage Securities Trust
1.961% due 11/10/2045 ~(a)		2,183	135

GSR Mortgage Loan Trust
4.300% due 09/25/2035 ~		268	274
4.680% due 09/25/2034 ~		64	66

HarborView Mortgage Loan Trust
2.910% due 05/19/2035 •		74	71
4.065% due 07/19/2035 ^~		340	323

Holmes Master Issuer PLC
2.796% due 10/15/2054 •		4,100	4,089

Impac CMB Trust
3.506% due 07/25/2033 •		81	79

JPMorgan Chase Commercial Mortgage Securities Trust
1.781% due 10/15/2045 ~(a)		14,400	747

JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		16	12

Juno Eclipse Ltd.
0.000% due 11/20/2022 •	EUR	471	535

Merrill Lynch Mortgage Investors Trust
2.756% due 11/25/2035 •		$80	76
3.166% due 09/25/2029 •		543	537

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.786% due 12/25/2035 •		405	375

PHHMC Trust
5.527% due 07/18/2035 ~		271	268

Prime Mortgage Trust
2.906% due 02/25/2034 •		4	4

Residential Funding Mortgage Securities, Inc. Trust
4.451% due 09/25/2035 ^~		580	483

Structured Adjustable Rate Mortgage Loan Trust
3.557% due 01/25/2035 ^•		173	163
4.209% due 08/25/2035 ~		155	154
4.232% due 02/25/2034 ~		151	152
4.406% due 08/25/2034 ~		198	199

Structured Asset Mortgage Investments Trust
2.786% due 02/25/2036 ^•		113	107
3.130% due 09/19/2032 •		2	2

WaMu Mortgage Pass-Through Certificates Trust
2.776% due 12/25/2045 •		85	84
3.186% due 01/25/2045 •		536	531
3.557% due 06/25/2042 •		15	14

Wells Fargo Commercial Mortgage Trust
1.783% due 10/15/2045 ~(a)		3,697	201

Wells Fargo Mortgage-Backed Securities Trust
3.994% due 03/25/2035 ~		96	98
4.607% due 09/25/2034 ~		2,137	2,194
4.607% due 03/25/2036 ~		143	145

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.869% due 01/25/2035 ~	$135	$138
4.973% due 12/25/2034 ~	109	112

Total Non-Agency Mortgage-Backed Securities (Cost $49,351)		46,604

ASSET-BACKED SECURITIES 10.2%

ACE Securities Corp. Home Equity Loan Trust
2.566% due 10/25/2036 •	64	33
3.406% due 12/25/2034 •	1,307	1,275

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.006% due 09/25/2035 •	7,100	7,126

Asset-Backed Funding Certificates Trust
3.181% due 06/25/2035 •	4,134	4,146

Asset-Backed Securities Corp. Home Equity Loan Trust
4.105% due 03/15/2032 •	75	76

Bear Stearns Asset-Backed Securities Trust
3.506% due 10/25/2037 •	1,256	1,260

Black Diamond CLO Ltd.
3.499% due 02/06/2026 •	2,783	2,779

CARDS Trust
2.805% due 04/17/2023 •	10,000	10,015
3.047% due 04/17/2023	10,000	10,005

Chesapeake Funding LLC
2.825% due 08/15/2030 •	8,000	7,982
3.230% due 08/15/2030	6,000	6,029

Citigroup Mortgage Loan Trust, Inc.
3.226% due 09/25/2035 ^•	1,587	1,592

Countrywide Asset-Backed Certificates
3.206% due 12/25/2033 •	1,030	1,016
3.306% due 03/25/2033 •	628	622

Credit Suisse First Boston Mortgage Securities Corp.
3.126% due 01/25/2032 •	6	6

Crown Point CLO Ltd.
3.389% due 07/17/2028 •	3,000	2,990

Discover Card Execution Note Trust
1.900% due 10/17/2022	5,100	5,031

Edsouth Indenture LLC
3.656% due 09/25/2040 •	822	827

Enterprise Fleet Financing LLC
3.380% due 05/20/2024	5,000	5,022

Evans Grove CLO Ltd.
3.627% due 05/28/2028 •	5,000	4,965

Exeter Automobile Receivables Trust
2.900% due 01/18/2022	3,469	3,465

Figueroa CLO Ltd.
3.336% due 01/15/2027 •	5,000	4,997

First Franklin Mortgage Loan Trust
3.226% due 05/25/2035 •	42	42

Ford Credit Auto Owner Trust
2.440% due 01/15/2027	4,000	3,968

Ford Credit Floorplan Master Owner Trust
2.735% due 05/15/2023 •	5,100	5,077

Gallatin CLO Ltd.
3.485% due 01/21/2028 •	5,000	4,977

GE-WMC Mortgage Securities Trust
2.546% due 08/25/2036 •	9	6

GM Financial Consumer Automobile
1.510% due 03/16/2020	183	183

GMF Floorplan Owner Revolving Trust
2.835% due 03/15/2023 •	3,900	3,905

Gracechurch Card Funding PLC
2.855% due 07/15/2022 •	5,000	5,009

GSAMP Trust
2.896% due 01/25/2036 •	1,067	1,058

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032	5,000	5,018

JPMorgan Mortgage Acquisition Corp.
2.686% due 02/25/2036 •	22	22
2.736% due 05/25/2035 •	37	37

Massachusetts Educational Financing Authority
3.440% due 04/25/2038 •	265	266

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MMAF Equipment Finance LLC
2.920% due 07/12/2021		$4,960	$4,956

NovaStar Mortgage Funding Trust
2.826% due 05/25/2036 •		4,220	4,158

NYMT Residential LLC
4.000% due 03/25/2021 Ø		220	220

Octagon Investment Partners Ltd.
3.536% due 04/15/2026 •		2,379	2,379

OSCAR U.S. Funding Trust LLC
2.437% due 08/12/2019		183	183
3.150% due 08/10/2021		5,000	4,999

Palmer Square CLO Ltd.
3.466% due 08/15/2026 •		4,765	4,736

Palmer Square Loan Funding Ltd.
3.086% due 07/15/2026 •		4,601	4,558

Panhandle-Plains Higher Education Authority, Inc.
3.927% due 10/01/2035 •		800	805

Penarth Master Issuer PLC
2.835% due 03/18/2022 •		5,100	5,093

RAAC Trust
2.986% due 03/25/2037 •		194	194

Renaissance Home Equity Loan Trust
3.506% due 12/25/2033 •		2,456	2,432

Residential Asset Securities Corp. Trust
3.391% due 01/25/2034 •		2,670	2,653

SLC Student Loan Trust
2.888% due 09/15/2026 •		2,149	2,146
2.898% due 03/15/2027 •		4,095	4,078

SLM Student Loan Trust
2.580% due 10/25/2024 •		1,255	1,254
2.640% due 10/25/2029 •		4,395	4,375
2.990% due 04/25/2024 •		2,147	2,151
3.040% due 10/26/2026 •		535	535

SoFi Consumer Loan Program LLC
2.200% due 11/25/2026		1,574	1,566
3.050% due 12/26/2025		1,814	1,811

Sound Point CLO Ltd.
3.359% due 01/20/2028 •		5,000	4,960

Structured Asset Investment Loan Trust
3.211% due 03/25/2034 •		469	463
3.481% due 10/25/2033 •		217	217

TICP CLO Ltd.
3.309% due 04/20/2028 •		6,100	6,039

Upstart Securitization Trust
3.015% due 08/20/2025		1,667	1,666

Wellfleet CLO Ltd.
3.609% due 10/20/2027 •		6,000	5,999

Wells Fargo Home Equity Asset-Backed Securities Trust
2.766% due 05/25/2036 •		364	365

Westlake Automobile Receivables Trust
2.840% due 09/15/2021		5,409	5,401

WhiteHorse Ltd.
3.379% due 04/17/2027 •		5,000	4,975

Zais CLO Ltd.
3.586% due 04/15/2028 •		5,000	4,990

Total Asset-Backed Securities (Cost $198,372)			201,184

SOVEREIGN ISSUES 4.9%

Argentina Government International Bond
4.000% due 03/06/2020	ARS	76,500	2,569
6.250% due 04/22/2019		$5,000	5,052
59.257% (ARLLMONP) due 06/21/2020 ~(a)	ARS	1,530	45

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2019 (d)	BRL	259,800	66,039

Japan Finance Organization for Municipalities
2.000% due 09/08/2020		$8,400	8,264

Provincia de Buenos Aires
53.677% due 04/12/2025 •(a)	ARS	2,763	63

Spain Government International Bond
4.000% due 04/30/2020	EUR	11,600	14,072

Total Sovereign Issues (Cost $99,677)			96,104

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(b)		4,000	$0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 2.7%

CERTIFICATES OF DEPOSIT 1.1%

Barclays Bank PLC
2.890% (US0003M + 0.400%) due 10/25/2019 ~		$10,000	10,006

Lloyds Bank Corporate Markets PLC
2.908% (US0003M + 0.500%) due 10/26/2020 ~		5,000	5,001
3.324% (US0003M + 0.500%) due 09/24/2020 ~		6,000	6,002

			21,009

COMMERCIAL PAPER 0.3%

Campbell Soup Co.
2.900% due 01/14/2019		5,000	4,995

REPURCHASE AGREEMENTS (g) 0.1%
			1,122

SHORT-TERM NOTES 0.3%

Pepper Residential Securities Trust
2.955% due 03/16/2019 •		5,100	5,094

ARGENTINA TREASURY BILLS 0.3%
1.487% due 02/22/2019 - 05/31/2019 (c)(d)	ARS	209,198	5,916

GREECE TREASURY BILLS 0.4%
0.996% due 03/15/2019 (c)(d)	EUR	7,600	8,695

U.S. TREASURY BILLS 0.2%
2.361% due 01/31/2019 -03/14/2019 (c)(d)(j)(l)		$4,995	4,978

Total Short-Term Instruments (Cost $52,416)			51,809

Total Investments in Securities (Cost $2,363,058)			2,365,404

		SHARES
INVESTMENTS IN AFFILIATES 13.7%

SHORT-TERM INSTRUMENTS 13.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.7%

PIMCO Short Asset Portfolio		20,738,504	205,767

PIMCO Short-Term Floating NAV Portfolio III		6,498,953	64,236

Total Short-Term Instruments (Cost $271,724)			270,003

Total Investments in Affiliates (Cost $271,724)			270,003

Total Investments 134.2% (Cost $2,634,782)			$2,635,407

Financial Derivative Instruments (i)(k) 0.1% (Cost or Premiums, net $3,368)			1,282

Other Assets and Liabilities, net (34.3)%			(673,281)

Net Assets 100.0%			$1,963,408

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Security did not produce income within the last twelve months.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$1,122	U.S. Treasury Notes 2.875% due 09/30/2023	$(1,148)	$1,122	$1,122

Total Repurchase Agreements						$(1,148)	$1,122	$1,122

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	2.710%	12/13/2018	01/14/2019	$(157,454)	$(157,691)

Total Reverse Repurchase Agreements					$(157,691)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.2)%
Fannie Mae, TBA	6.000%	01/01/2049	$1,500	$(1,613)	$(1,611)
Freddie Mac, TBA	5.000	01/01/2049	250	(262)	(262)
Ginnie Mae, TBA	5.000	01/01/2049	78,000	(81,032)	(81,158)

Total Short Sales (4.2)%				$(82,907)	$(83,031)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(157,691)	$0	$(157,691)	$162,441	$4,750
FICC	1,122	0	0	1,122	(1,148)	(26)

Total Borrowings and Other Financing Transactions	$1,122	$(157,691)	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(157,691)	$0	$0	$(157,691)

Total Borrowings	$0	$(157,691)	$0	$0	$(157,691)

Payable for reverse repurchase agreements					$(157,691)

(h)	Securities with an aggregate market value of $163,414 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(62,890) at a weighted average interest rate of 2.371%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$131.000	02/22/2019	2,149	$2,149	$18	$30
Put - CBOT U.S. Treasury 2-Year Note March 2019 Futures	103.500	02/22/2019	1,281	2,562	11	2
Put - CBOT U.S. Treasury 2-Year Note March 2019 Futures	103.750	02/22/2019	2,035	4,070	17	2
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	103.750	02/22/2019	1,015	1,015	9	1

Total Purchased Options					$55	$35

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor June Futures	06/2019	2,012	$577,983	$35	$0	$(29)
90-Day Eurodollar March Futures	03/2019	1,340	325,922	(608)	0	0
90-Day Eurodollar September Futures	09/2019	603	146,740	419	15	0
Euro-Bund 10-Year Bond March Futures	03/2019	726	136,035	1,555	0	(158)
U.S. Treasury 2-Year Note March Futures	03/2019	5,567	1,181,944	7,991	783	0
U.S. Treasury 5-Year Note March Futures	03/2019	486	55,738	917	148	0

				$10,309	$946	$(187)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	801	$(195,304)	$(908)	$0	$(70)
90-Day Eurodollar June Futures	06/2020	870	(212,073)	(783)	2	(40)
90-Day Eurodollar March Futures	03/2020	203	(49,453)	(190)	0	(10)
90-Day Eurodollar September Futures	09/2020	1,101	(268,493)	(1,556)	0	(81)
Euro-BTP Italy Government Bond March Futures	03/2019	1,235	(174,322)	(5,027)	0	(89)
Euro-OAT France Government 10-Year Bond March Futures	03/2019	597	(103,149)	(216)	144	0
U.S. Treasury 10-Year Note March Futures	03/2019	2,794	(340,912)	(7,825)	0	(1,070)
U.S. Treasury 30-Year Bond March Futures	03/2019	47	(6,862)	(311)	0	(22)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	06/2020	870	(136,991)	(167)	14	(35)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	03/2020	870	(137,039)	(160)	14	(28)
United Kingdom Long Gilt March Futures	03/2019	88	(13,815)	(115)	14	(45)

				$(17,258)	$188	$(1,490)

Total Futures Contracts				$(6,949)	$1,134	$(1,677)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2023	0.865%	$	1,000	$23	$(16)	$7	$1	$0
Deutsche Bank AG	1.000	Quarterly	06/20/2019	1.146	EUR	4,000	(12)	10	(2)	1	0
General Electric Co.	1.000	Quarterly	12/20/2020	1.653	$	2,000	(59)	35	(24)	0	0
MetLife, Inc.	1.000	Quarterly	03/20/2019	0.128		1,700	17	(13)	4	0	0

							$(31)	$16	$(15)	$2	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	12/20/2027	$	33,500	$1,064	$(536)	$528	$0	$(122)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		24,100	1,289	(377)	912	0	(90)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	30,800	530	(737)	(207)	0	(148)
Pay(5)	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	10,270,000	321	16	337	17	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		9,450,000	(114)	(1,336)	(1,450)	0	(12)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		1,640,000	201	117	318	5	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		3,120,000	69	(1,307)	(1,238)	0	(10)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		340,000	(11)	(237)	(248)	2	0
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020	MXN	244,900	(14)	32	18	20	0
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		222,200	0	27	27	19	0
Pay	28-Day MXN-TIIE	8.748	Lunar	11/06/2020		988,300	0	132	132	83	0
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		432,700	49	(96)	(47)	0	(36)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		453,700	0	(29)	(29)	0	(38)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		524,200	0	(127)	(127)	0	(45)

							$3,384	$(4,458)	$(1,074)	$146	$(501)

Total Swap Agreements							$3,353	$(4,442)	$(1,089)	$148	$(501)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$35	$1,134	$148	$1,317	$0	$(1,677)	$(501)	$(2,178)

(j)

Securities with an aggregate market value of $1,391 and cash of $15,570 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	03/2019		$16,325	SGD	22,260	$35	$0
BOA	01/2019	ARS	24,981		$614	0	(38)
	01/2019	BRL	210,200		56,083	1,849	0
	01/2019	CAD	14,651		11,003	268	0
	01/2019	MXN	177,234		8,750	0	(259)
	01/2019		$54,248	BRL	210,200	0	(13)
	02/2019	GBP	18,259		$23,263	30	(89)
BPS	01/2019	JPY	3,570,000		31,571	0	(1,022)
	01/2019	MXN	167,066		8,197	0	(296)
	01/2019		$11,819	CAD	15,825	0	(224)
	02/2019		12,935	JPY	1,452,100	355	0
	03/2019		5,315	SGD	7,259	21	0
	03/2019		11,958	TRY	68,407	481	0
BRC	01/2019	MXN	29,620		$1,472	0	(34)
	02/2019	EUR	1,904		2,173	0	(16)
	02/2019	GBP	18,763		24,050	84	0
	02/2019	JPY	4,563,600		40,620	0	(1,145)
	02/2019		$1,010	EUR	882	4	0
	02/2019		1,571	GBP	1,239	12	0
CBK	01/2019	AUD	16,987		$12,444	477	0
	01/2019	MXN	74,436		3,635	0	(149)
	01/2019		$147	MXN	2,984	5	0
	02/2019	EUR	1,512		$1,729	0	(10)
	02/2019	GBP	4,631		5,825	0	(91)
	02/2019	JPY	18,410,000		164,426	0	(4,020)
	02/2019		$17,784	EUR	15,594	147	0
	02/2019		58,395	JPY	6,606,800	2,070	0
GLM	01/2019	ARS	105,813		$2,700	0	(67)
	01/2019	BRL	34,800		8,981	2	0
	01/2019	MXN	585,233		28,403	0	(1,347)
	01/2019		$9,239	BRL	34,800	0	(260)
	02/2019	EUR	2,112		$2,421	0	(7)
	02/2019		$64,149	GBP	50,141	140	(243)
	02/2019		114,323	JPY	12,910,000	3,800	0
HUS	01/2019	MXN	848,033		$42,185	0	(827)
	01/2019		$1,023	ARS	39,903	17	0
	01/2019		31,540	JPY	3,570,000	1,053	0
	01/2019		26,911	MXN	554,316	1,212	0
	02/2019	EUR	1,823		$2,080	0	(16)
	02/2019	JPY	4,854,800		43,157	0	(1,274)
	02/2019		$15,835	EUR	13,894	141	0
	02/2019		48,639	JPY	5,500,000	1,685	0
	03/2019	EUR	4,200		$5,365	524	0
	03/2019	SGD	10,601		7,739	0	(53)
	03/2019	THB	10,231		311	0	(4)
IND	01/2019		$9,852	MXN	200,601	346	0
	02/2019		23,192	JPY	2,620,000	765	0
JPM	01/2019	ARS	14,922		$375	0	(14)
	01/2019	BRL	255,900		67,474	1,448	0
	01/2019		$67,941	BRL	255,900	0	(1,915)
	01/2019		3,225	MXN	65,643	112	0
	02/2019	EUR	684		$784	0	(3)
	02/2019	GBP	1,752		2,218	0	(19)
	02/2019	JPY	3,055,400		27,300	0	(662)
	02/2019	TRY	96,120		16,052	0	(1,644)
	02/2019		$5,775	JPY	647,400	150	0
	02/2019		757	TRY	4,247	25	0
	03/2019	SGD	13,435		$9,821	0	(54)
	04/2019	BRL	259,800		68,536	1,944	0
MSB	01/2019		31,900		8,233	2	0
	01/2019		$8,174	BRL	31,900	56	0
MYI	01/2019	JPY	2,300,000		$20,643	0	(367)
	02/2019		4,664,300		$41,985	0	(682)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RBC	02/2019		$10,846	GBP	8,391	$0	$(128)
RYL	01/2019		20,307	JPY	2,300,000	703	0
SCX	01/2019		24,423	GBP	19,102	0	(66)
	01/2019		3,634	TRY	24,071	881	0
	02/2019		123	RUB	8,141	0	(7)
SSB	01/2019		272	MXN	5,542	10	0
	02/2019	EUR	55,514		$62,913	0	(921)
	03/2019		$124	MYR	520	2	0
UAG	01/2019		36,637	MXN	697,392	0	(1,266)
	02/2019	GBP	50,516		$65,134	611	0

Total Forward Foreign Currency Contracts						$21,467	$(19,252)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
GSC	Put - OTC Fannie Mae, TBA 4.000% due 01/01/2049	$78.000	01/07/2019	$	20,000	$2	$0
JPM	Put - OTC Fannie Mae, TBA 3.000% due 01/01/2049	68.000	01/07/2019		2,000	0	0
	Put - OTC Fannie Mae, TBA 4.500% due 01/01/2049	71.000	01/07/2019		1,000	0	0

Total Purchased Options						$2	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000%	02/20/2019	$11,600	$(15)	$(25)
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	03/20/2019	14,600	(23)	(40)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019	5,400	(4)	(7)

Total Written Options						$(42)	$(72)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
AZD	$35	$0	$0	$35	$0	$0	$0	$0	$35	$0	$35
BOA	2,147	0	0	2,147	(399)	0	0	(399)	1,748	(1,870)	(122)
BPS	857	0	0	857	(1,542)	(25)	0	(1,567)	(710)	360	(350)
BRC	100	0	0	100	(1,195)	0	0	(1,195)	(1,095)	462	(633)
CBK	2,699	0	0	2,699	(4,270)	(40)	0	(4,310)	(1,611)	824	(787)
DUB	0	0	0	0	0	0	0	0	0	(40)	(40)
GLM	3,942	0	0	3,942	(1,924)	0	0	(1,924)	2,018	(990)	1,028
GST	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
HUS	4,632	0	0	4,632	(2,174)	0	0	(2,174)	2,458	(2,250)	208
IND	1,111	0	0	1,111	0	0	0	0	1,111	(860)	251
JPM	3,679	0	0	3,679	(4,311)	0	0	(4,311)	(632)	266	(366)
MSB	58	0	0	58	0	0	0	0	58	0	58
MYI	0	0	0	0	(1,049)	0	0	(1,049)	(1,049)	319	(730)
RBC	0	0	0	0	(128)	0	0	(128)	(128)	277	149
RYL	703	0	0	703	0	0	0	0	703	(820)	(117)
SCX	881	0	0	881	(73)	0	0	(73)	808	(660)	148
SSB	12	0	0	12	(921)	0	0	(921)	(909)	851	(58)
UAG	611	0	0	611	(1,266)	0	0	(1,266)	(655)	225	(430)

Total Over the Counter	$21,467	$0	$0	$21,467	$(19,252)	$(72)	$0	$(19,324)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(l)

Securities with an aggregate market value of $3,584 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$35	$35
Futures	0	0	0	0	1,134	1,134
Swap Agreements	0	2	0	0	146	148

	$0	$2	$0	$0	$1,315	$1,317

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,467	$0	$21,467

	$0	$2	$0	$21,467	$1,315	$22,784

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,677	$1,677
Swap Agreements	0	0	0	0	501	501

	$0	$0	$0	$0	$2,178	$2,178

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,252	$0	$19,252
Written Options	0	72	0	0	0	72

	$0	$72	$0	$19,252	$0	$19,324

	$0	$72	$0	$19,252	$2,178	$21,502

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$72	$72
Written Options	0	0	0	0	97	97
Futures	0	0	0	0	(10,441)	(10,441)
Swap Agreements	0	231	0	0	7,319	7,550

	$0	$231	$0	$0	$(2,953)	$(2,722)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(26,656)	$0	$(26,656)
Purchased Options	0	0	0	(6)	(26)	(32)
Written Options	0	75	0	3,316	151	3,542
Swap Agreements	0	25	0	0	0	25

	$0	$100	$0	$(23,346)	$125	$(23,121)

	$0	$331	$0	$(23,346)	$(2,828)	$(25,843)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(65)	$(65)
Written Options	0	0	0	0	(99)	(99)
Futures	0	0	0	0	(5,571)	(5,571)
Swap Agreements	0	(12)	0	0	(6,344)	(6,356)

	$0	$(12)	$0	$0	$(12,079)	$(12,091)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$42,412	$0	$42,412
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	(29)	0	(111)	0	(140)
Swap Agreements	0	(19)	0	0	0	(19)

	$0	$(48)	$0	$42,301	$(1)	$42,252

	$0	$(60)	$0	$42,301	$(12,080)	$30,161

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$11,956	$11,956
Corporate Bonds & Notes
Banking & Finance	0	600,896	0	600,896
Industrials	0	244,456	0	244,456
Utilities	0	47,554	0	47,554
U.S. Government Agencies	0	1,020,700	0	1,020,700
U.S. Treasury Obligations	0	44,141	0	44,141
Non-Agency Mortgage-Backed Securities	0	46,604	0	46,604
Asset-Backed Securities	0	201,184	0	201,184
Sovereign Issues	0	96,104	0	96,104
Short-Term Instruments
Certificates of Deposit	0	21,009	0	21,009
Commercial Paper	0	4,995	0	4,995
Repurchase Agreements	0	1,122	0	1,122
Short-Term Notes	0	5,094	0	5,094
Argentina Treasury Bills	0	5,916	0	5,916
Greece Treasury Bills	0	8,695	0	8,695
U.S. Treasury Bills	0	4,978	0	4,978

	$0	$2,353,448	$11,956	$2,365,404

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$270,003	$0	$0	$270,003

Total Investments	$270,003	$2,353,448	$11,956	$2,635,407

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(83,031)	$0	$(83,031)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,134	183	0	1,317
Over the counter	0	21,467	0	21,467

	$1,134	$21,650	$0	$22,784

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,677)	(501)	0	(2,178)
Over the counter	0	(19,324)	0	(19,324)

	$(1,677)	$(19,825)	$0	$(21,502)

Total Financial Derivative Instruments	$(543)	$1,825	$0	$1,282

Totals	$269,460	$2,272,242	$11,956	$2,553,658

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Low Duration Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and

ANNUAL REPORT	DECEMBER 31, 2018	25

Notes to Financial Statements (Cont.)

interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at

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fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV,

such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2018	27

Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared

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swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$150,731	$56,886	$0	$0	$(1,850)	$205,767	$5,449	$237

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$32,359	$1,791,454	$(1,759,600)	$11	$12	$64,236	$1,754	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan

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Notes to Financial Statements (Cont.)

agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully

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understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by

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Notes to Financial Statements (Cont.)

the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty.

The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal

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to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a

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Notes to Financial Statements (Cont.)

third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its

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total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective

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Notes to Financial Statements (Cont.)

commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular

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company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback

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Notes to Financial Statements (Cont.)

transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales

ANNUAL REPORT	DECEMBER 31, 2018	39

Notes to Financial Statements (Cont.)

of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2018, were as follows (amounts in thousands†):

Purchases	Sales

$57,086	$25,750

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$10,839,318	$10,139,701	$945,819	$634,528

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	704	$7,161	1,014	$10,391

Administrative Class	21,599	218,880	35,577	364,467

Advisor Class	12,624	128,015	15,484	158,679
Issued as reinvestment of distributions

Institutional Class	27	269	18	181

Administrative Class	2,322	23,503	1,633	16,740

Advisor Class	1,364	13,801	906	9,281
Cost of shares redeemed

Institutional Class	(1,379)	(13,956)	(382)	(3,909)

Administrative Class	(29,282)	(296,700)	(34,889)	(357,250)

Advisor Class	(13,197)	(133,730)	(12,111)	(124,128)

Net increase (decrease) resulting from Portfolio share transactions	(5,218)	$(52,757)	7,250	$74,452

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 39% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Low Duration Portfolio	$0	$0	$(7,112)	$0	$(62,135)	$0	$(4,101)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Low Duration Portfolio	$36,558	$25,577

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2018	41

Notes to Financial Statements (Cont.)

December 31, 2018

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Low Duration Portfolio	$2,553,618	$49,814	$(56,917)	$(7,103)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Low Duration Portfolio	$37,573	$0	$0	$21,723	$0	$4,479

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

42	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Low Duration Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2018	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	MSB	Morgan Stanley Bank, N.A

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC

BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	SGD	Singapore Dollar

AUD	Australian Dollar	JPY	Japanese Yen	THB	Thai Baht

BRL	Brazilian Real	MXN	Mexican Peso	TRY	Turkish New Lira

CAD	Canadian Dollar	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

EUR	Euro	RUB	Russian Ruble

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	SOFRRATE	Secured Overnight Financing Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor

BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

DAC	Designated Activity Company

44	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Low Duration Portfolio	0.00%	0.00%	$37,573	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

ANNUAL REPORT	DECEMBER 31, 2018	45

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2018	47

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

48	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

ANNUAL REPORT	DECEMBER 31, 2018	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

ANNUAL REPORT	DECEMBER 31, 2018	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

ANNUAL REPORT	DECEMBER 31, 2018	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

54	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT14AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO Real Return Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO Real Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Real Return Portfolio	09/30/99	04/10/00	09/30/99	02/28/06	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2018†§

U.S. Treasury Obligations	67.2%

U.S. Government Agencies	11.9%

Corporate Bonds & Notes	6.5%

Short-Term Instruments‡	4.9%

Asset-Backed Securities	4.3%

Sovereign Issues	3.7%

Non-Agency Mortgage-Backed Securities	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	10 Years	Inception≈
PIMCO Real Return Portfolio Institutional Class	(2.06)%	1.51%	4.35%	5.50%
PIMCO Real Return Portfolio Administrative Class	(2.21)%	1.35%	4.20%	5.46%
PIMCO Real Return Portfolio Advisor Class	(2.31)%	1.25%	4.09%	3.39%
Bloomberg Barclays U.S. TIPS Index±	(1.26)%	1.69%	3.64%	5.28%	♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/10/2000.

± Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.89% for Institutional Class shares, 1.04% for Administrative Class shares, and 1.14% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute performance as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted negative returns.

»	Overweight exposure to U.S. real duration detracted from relative performance, as U.S. real yields rose.

»	Underweight exposure to U.K. nominal duration over a portion of the period detracted from relative performance, as U.K. nominal yields fell over the same period.

»	Exposure to external emerging market debt detracted from relative performance, as external emerging market debt yield spreads widened.

»	Overweight exposure to the Argentine peso detracted from relative performance, as the currency depreciated.

»	Underweight exposure to U.S. nominal duration contributed to relative performance, as U.S. nominal yields rose.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Real Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$982.10	$6.74	$1,000.00	$1,018.40	$6.87	1.35%
Administrative Class	1,000.00	981.40	7.49	1,000.00	1,017.64	7.63	1.50
Advisor Class	1,000.00	980.90	7.99	1,000.00	1,017.14	8.13	1.60

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO Real Return Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

12/31/2018	$12.42	$0.34	$(0.59)	$(0.25)	$(0.32)	$0.00	$0.00	$(0.32)

12/31/2017	12.27	0.32	0.14	0.46	(0.26)	0.00	(0.05)	(0.31)

12/31/2016	11.93	0.30	0.34	0.64	(0.18)	0.00	(0.12)	(0.30)

12/31/2015	12.81	0.12	(0.45)	(0.33)	(0.55)	0.00	0.00	(0.55)

12/31/2014	12.60	0.30	0.11	0.41	(0.20)	0.00	0.00	(0.20)
Administrative Class

12/31/2018	12.42	0.32	(0.59)	(0.27)	(0.30)	0.00	0.00	(0.30)

12/31/2017	12.27	0.30	0.14	0.44	(0.24)	0.00	(0.05)	(0.29)

12/31/2016	11.93	0.29	0.33	0.62	(0.16)	0.00	(0.12)	(0.28)

12/31/2015	12.81	0.09	(0.44)	(0.35)	(0.53)	0.00	0.00	(0.53)

12/31/2014	12.60	0.28	0.11	0.39	(0.18)	0.00	0.00	(0.18)
Advisor Class

12/31/2018	12.42	0.32	(0.60)	(0.28)	(0.29)	0.00	0.00	(0.29)

12/31/2017	12.27	0.29	0.14	0.43	(0.23)	0.00	(0.05)	(0.28)

12/31/2016	11.93	0.28	0.33	0.61	(0.15)	0.00	(0.12)	(0.27)

12/31/2015	12.81	0.09	(0.45)	(0.36)	(0.52)	0.00	0.00	(0.52)

12/31/2014	12.60	0.27	0.11	0.38	(0.17)	0.00	0.00	(0.17)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.85	(2.06)%	$180,506	1.27%	1.27%	0.50%	0.50%	2.80%	234%

12.42	3.81	181,673	0.89	0.89	0.50	0.50	2.60	157

12.27	5.35	154,072	0.76	0.76	0.50	0.50	2.42	132

11.93	(2.56)	168,482	0.63	0.63	0.50	0.50	0.91	114

12.81	3.25	161,389	0.55	0.55	0.50	0.50	2.27	96

11.85	(2.21)	1,266,321	1.42	1.42	0.65	0.65	2.67	234

12.42	3.65	1,476,888	1.04	1.04	0.65	0.65	2.40	157

12.27	5.19	1,789,709	0.91	0.91	0.65	0.65	2.38	132

11.93	(2.70)	2,037,284	0.78	0.78	0.65	0.65	0.71	114

12.81	3.09	2,393,913	0.70	0.70	0.65	0.65	2.19	96

11.85	(2.31)	386,746	1.52	1.52	0.75	0.75	2.60	234

12.42	3.55	520,684	1.14	1.14	0.75	0.75	2.35	157

12.27	5.09	506,438	1.01	1.01	0.75	0.75	2.31	132

11.93	(2.80)	513,250	0.88	0.88	0.75	0.75	0.67	114

12.81	2.99	481,759	0.80	0.80	0.75	0.75	2.06	96

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities*	$2,914,397
Investments in Affiliates	75,916
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,905
Over the counter	5,771
Deposits with counterparty	7,723
Foreign currency, at value	5,319
Receivable for investments sold	210,145
Receivable for investments sold on a delayed-delivery basis	9,532
Receivable for TBA investments sold	431,291
Receivable for Portfolio shares sold	1,136
Interest and/or dividends receivable	10,859
Dividends receivable from Affiliates	95
Total Assets	3,674,089

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,041,555
Payable for short sales	44,208
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,303
Over the counter	2,883
Payable for investments purchased	11,573
Payable for investments in Affiliates purchased	95
Payable for TBA investments purchased	715,792
Deposits from counterparty	11,302
Payable for Portfolio shares redeemed	8,692
Overdraft due to custodian	88
Accrued investment advisory fees	380
Accrued supervisory and administrative fees	380
Accrued distribution fees	80
Accrued servicing fees	158
Other liabilities	27
Total Liabilities	1,840,516

Net Assets	$1,833,573

Net Assets Consist of:

Paid in capital	$2,085,568
Distributable earnings (accumulated loss)	(251,995)

Net Assets	$1,833,573

Net Assets:

Institutional Class	$180,506
Administrative Class	1,266,321
Advisor Class	386,746

Shares Issued and Outstanding:

Institutional Class	15,230
Administrative Class	106,846
Advisor Class	32,632

Net Asset Value Per Share Outstanding:

Institutional Class	$11.85
Administrative Class	11.85
Advisor Class	11.85

Cost of investments in securities	$2,985,521
Cost of investments in Affiliates	$75,901
Cost of foreign currency held	$5,299
Proceeds received on short sales	$43,292
Cost or premiums of financial derivative instruments, net	$(6,542)

* Includes repurchase agreements of:	$596

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest	$83,287
Dividends from Investments in Affiliates	275
Total Income	83,562

Expenses:

Investment advisory fees	5,099
Supervisory and administrative fees	5,099
Servicing fees - Administrative Class	2,065
Distribution and/or servicing fees - Advisor Class	1,207
Trustee fees	59
Interest expense	15,608
Miscellaneous expense	1
Total Expenses	29,138

Net Investment Income (Loss)	54,424

Net Realized Gain (Loss):

Investments in securities	(46,014)
Investments in Affiliates	27
Exchange-traded or centrally cleared financial derivative instruments	12,978
Over the counter financial derivative instruments	11,062
Foreign currency	(981)

Net Realized Gain (Loss)	(22,928)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(81,822)
Investments in Affiliates	13
Exchange-traded or centrally cleared financial derivative instruments	(10,503)
Over the counter financial derivative instruments	14,184
Foreign currency assets and liabilities	(138)

Net Change in Unrealized Appreciation (Depreciation)	(78,266)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(46,770)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$54,424	$53,907
Net realized gain (loss)	(22,928)	(35,786)
Net change in unrealized appreciation (depreciation)	(78,266)	61,521

Net Increase (Decrease) in Net Assets Resulting from Operations	(46,770)	79,642

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(4,703)	(3,530)
Administrative Class	(34,114)	(30,279)
Advisor Class	(11,632)	(9,717)

Tax basis return of capital
Institutional Class	0	(656)
Administrative Class	0	(6,183)
Advisor Class	0	(2,042)

Total Distributions(a)	(50,449)	(52,407)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(248,453)	(298,209)

Total Increase (Decrease) in Net Assets	(345,672)	(270,974)

Net Assets:

Beginning of year	2,179,245	2,450,219
End of year	$1,833,573	$2,179,245

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows

Year Ended December 31, 2018
(Amounts in thousands†)	PIMCO Real Return Portfolio

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(46,770)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(6,911,311)
Proceeds from sales of long-term securities	6,887,442
(Purchases) Proceeds from sales of short-term portfolio investments, net	90,358
(Increase) decrease in deposits with counterparty	(1,733)
(Increase) decrease in receivable for investments sold	(76,132)
(Increase) decrease in interest and/or dividends receivable	718
(Increase) decrease in dividends receivable from Affiliates	(18)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	4,019
Proceeds from (Payments on) over the counter financial derivative instruments	12,706
Increase (decrease) in payable for investments purchased	104,554
Increase (decrease) in deposits from counterparty	10,490
Increase (decrease) in accrued investment advisory fees	(95)
Increase (decrease) in accrued supervisory and administrative fees	(95)
Increase (decrease) in accrued distribution fees	(33)
Increase (decrease) in accrued servicing fees	(34)
Proceeds from (Payments on) short sales transactions, net	(23,145)
Proceeds from (Payments on) foreign currency transactions	(1,119)
Increase (decrease) in other liabilities	(13)
Net Realized (Gain) Loss
Investments in securities	46,014
Investments in Affiliates	(27)
Exchange-traded or centrally cleared financial derivative instruments	(12,978)
Over the counter financial derivative instruments	(11,062)
Foreign currency	981
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	81,822
Investments in Affiliates	(13)
Exchange-traded or centrally cleared financial derivative instruments	10,503
Over the counter financial derivative instruments	(14,184)
Foreign currency assets and liabilities	138
Net amortization (accretion) on investments	8,883

Net Cash Provided by (Used for) Operating Activities	159,866

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	177,860
Payments on shares redeemed	(393,586)
Increase (decrease) in overdraft due to custodian	(111)
Net borrowing of line of credit	0
Cash distributions paid*	(40)
Proceeds from reverse repurchase agreements	6,174
Payments on reverse repurchase agreements	(46,567)
Proceeds from sale-buyback transactions	17,935,500
Payments on sale-buyback transactions	(17,837,100)

Net Cash Received from (Used for) Financing Activities	(157,870)

Net Increase (Decrease) in Cash and Foreign Currency	1,996

Cash and Foreign Currency:

Beginning of year	3,323
End of year	$5,319

* Reinvestment of distributions	$50,409

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$15,962

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO Real Return Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Hilton Worldwide Finance LLC
4.256% (LIBOR03M + 1.750%) due 10/25/2023 ~		$77	$74

Total Loan Participations and Assignments (Cost $77)			74

CORPORATE BONDS & NOTES 10.6%

BANKING & FINANCE 5.1%

AerCap Ireland Capital DAC
3.750% due 05/15/2019		400	400
4.625% due 10/30/2020		100	101

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	120

Ally Financial, Inc.
3.750% due 11/18/2019		$190	190

American Tower Corp.
2.800% due 06/01/2020		190	189

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(f)(g)	EUR	400	456
7.000% due 02/19/2019 •(f)(g)		600	687

Bank of America Corp.
5.875% due 03/15/2028 •(f)		$1,220	1,112

Bank of Ireland
7.375% due 06/18/2020 •(f)(g)	EUR	400	479

Barclays PLC
6.500% due 09/15/2019 •(f)(g)		500	560
7.000% due 09/15/2019 •(f)(g)	GBP	200	250
8.000% due 12/15/2020 •(f)(g)	EUR	490	596

BBVA Bancomer S.A.
6.500% due 03/10/2021		$600	624

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	1,800	2,118
6.625% due 06/29/2021 •(f)(g)		600	748

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$2,600	2,583

Deutsche Bank AG
4.250% due 10/14/2021		10,200	9,979

Ford Motor Credit Co. LLC
2.943% due 01/08/2019		100	100

General Motors Financial Co., Inc.
2.350% due 10/04/2019		190	188
3.678% (US0003M + 1.270%) due 10/04/2019 ~		100	100

Goldman Sachs Group, Inc.
3.988% (US0003M + 1.200%) due 09/15/2020 ~		9,550	9,597

ING Bank NV
2.625% due 12/05/2022		3,200	3,153

International Lease Finance Corp.
5.875% due 04/01/2019		580	582
6.250% due 05/15/2019		480	484
8.250% due 12/15/2020		2,310	2,486

John Deere Capital Corp.
3.114% (US0003M + 0.290%) due 06/22/2020 ~		6,940	6,944

Lloyds Banking Group PLC
3.590% (US0003M + 0.800%) due 06/21/2021 ~		2,800	2,773
6.375% due 06/27/2020 •(f)(g)	EUR	600	681

Macquarie Bank Ltd.
2.758% (US0003M + 0.350%) due 04/04/2019 ~		$3,670	3,669

Mitsubishi UFJ Financial Group, Inc.
4.618% (US0003M + 1.880%) due 03/01/2021 ~		2,015	2,065

National Rural Utilities Cooperative Finance Corp.
3.178% (US0003M + 0.375%) due 06/30/2021 ~		960	953

Nationwide Building Society
6.875% due 06/20/2019 •(f)(g)	GBP	300	386

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Corp.
4.875% due 06/17/2019	$131	$131
8.000% due 03/25/2020	2,140	2,180

Royal Bank of Scotland Group PLC
4.372% (US0003M + 1.550%) due 06/25/2024 ~	2,100	2,008
4.519% due 06/25/2024 •	1,400	1,375
7.500% due 08/10/2020 •(f)(g)	1,120	1,112
8.625% due 08/15/2021 •(f)(g)	400	415

SBA Tower Trust
2.877% due 07/15/2046	600	590

State Bank of India
3.358% (US0003M + 0.950%) due 04/06/2020 ~	4,300	4,305

Toronto-Dominion Bank
2.250% due 03/15/2021	4,600	4,539

UBS AG
3.347% due 06/08/2020 •	5,600	5,599

Unibail-Rodamco SE
3.206% (US0003M + 0.770%) due 04/16/2019 ~	5,500	5,510

UniCredit SpA
7.830% due 12/04/2023	10,150	10,629

		93,746

INDUSTRIALS 3.2%

Allergan Funding SCS
3.000% due 03/12/2020	1,160	1,156

Allergan Sales LLC
5.000% due 12/15/2021	1,540	1,585

Allergan, Inc.
3.375% due 09/15/2020	1,060	1,059

BAT Capital Corp.
3.204% due 08/14/2020 •	3,180	3,149

BAT International Finance PLC
2.750% due 06/15/2020	100	98

Charter Communications Operating LLC
3.579% due 07/23/2020	2,390	2,388
4.464% due 07/23/2022	140	142

D.R. Horton, Inc.
3.750% due 03/01/2019	100	100

Danone S.A.
2.077% due 11/02/2021	500	483

Dell International LLC
3.480% due 06/01/2019	10,800	10,769
4.420% due 06/15/2021	1,500	1,499

Discovery Communications LLC
3.502% (US0003M + 0.710%) due 09/20/2019 ~	480	480

Dominion Energy Gas Holdings LLC
3.388% (US0003M + 0.600%) due 06/15/2021 ~	2,700	2,693

EMC Corp.
2.650% due 06/01/2020	290	279

Enbridge, Inc.
2.814% (US0003M + 0.400%) due 01/10/2020 ~	3,570	3,559
3.488% (US0003M + 0.700%) due 06/15/2020 ~	4,920	4,904

Energy Transfer Partners LP
5.750% due 09/01/2020	100	103

EQT Corp.
4.875% due 11/15/2021	900	918

ERAC USA Finance LLC
4.500% due 08/16/2021	480	490
5.250% due 10/01/2020	390	403

General Electric Co.
5.550% due 05/04/2020	1,000	1,017

General Motors Co.
3.389% (US0003M + 0.800%) due 08/07/2020 ~	70	69

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hewlett Packard Enterprise Co.
3.059% (US0003M + 0.720%) due 10/05/2021 ~		$3,100	$3,074

Kinder Morgan Energy Partners LP
9.000% due 02/01/2019		100	100

McDonald’s Corp.
2.939% (US0003M + 0.430%) due 10/28/2021 ~		5,500	5,464

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		1,700	1,630

Ryder System, Inc.
2.450% due 09/03/2019		100	100

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		1,300	1,340

Sky Ltd.
2.625% due 09/16/2019		100	99

Spectra Energy Partners LP
3.451% (US0003M + 0.700%) due 06/05/2020 ~		100	99

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		69	68

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		500	506

Telefonica Emisiones S.A.
5.877% due 07/15/2019		390	395

Textron, Inc.
3.168% (US0003M + 0.550%) due 11/10/2020 ~		3,650	3,620

Thermo Fisher Scientific, Inc.
3.600% due 08/15/2021		1,800	1,806

Time Warner Cable LLC
5.000% due 02/01/2020		480	487
8.250% due 04/01/2019		100	101

TransCanada PipeLines Ltd.
3.800% due 10/01/2020		100	101

VMware, Inc.
3.900% due 08/21/2027		190	169

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		1,100	1,095
2.450% due 11/20/2019		300	297

			57,894

SPECIALTY FINANCE 0.3%

CIMIC Group Ltd.
1.000% due 02/25/2019 (h)	AUD	2,800	1,962
1.000% due 04/04/2019 (h)		$800	791
1.000% due 07/03/2019 (h)	AUD	3,000	2,072

			4,825

UTILITIES 2.0%

American Electric Power Co., Inc.
2.150% due 11/13/2020		$900	882

AT&T, Inc.
3.386% (US0003M + 0.950%) due 07/15/2021 ~		4,340	4,327
3.488% (US0003M + 0.750%) due 06/01/2021 ~		2,800	2,783
5.000% due 03/01/2021		100	103
5.150% due 02/15/2050		1,540	1,434
5.200% due 03/15/2020		960	981
5.300% due 08/15/2058		580	540

British Transco International Finance BV
0.000% due 11/04/2021 (c)		580	518

Consolidated Edison Co. of New York, Inc.
3.222% (US0003M + 0.400%) due 06/25/2021 ~		680	674

Duke Energy Corp.
3.114% (US0003M + 0.500%) due 05/14/2021 ~		5,690	5,665

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		100	101

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NextEra Energy Capital Holdings, Inc.
3.053% (US0003M + 0.315%) due 09/03/2019 ~		$3,520	$3,516
3.107% (US0003M + 0.400%) due 08/21/2020 ~		3,570	3,567

Petrobras Global Finance BV
4.375% due 05/20/2023		62	59
5.299% due 01/27/2025		5,785	5,539
5.999% due 01/27/2028		540	510
6.125% due 01/17/2022		212	218
6.625% due 01/16/2034	GBP	100	128

Plains All American Pipeline LP
2.600% due 12/15/2019		$100	99

Sempra Energy
3.238% (US0003M + 0.450%) due 03/15/2021 ~		1,350	1,323

Southern Power Co.
3.342% (US0003M + 0.550%) due 12/20/2020 ~		1,640	1,620

Sprint Communications, Inc.
7.000% due 03/01/2020		2,900	2,980

Sprint Corp.
7.250% due 09/15/2021		100	103

			37,670

Total Corporate Bonds & Notes (Cost $195,661)			194,135

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		625	614

Total Municipal Bonds & Notes (Cost $598)			614

U.S. GOVERNMENT AGENCIES 19.4%

Fannie Mae
2.375% due 12/25/2036 •		33	32
2.656% due 08/25/2034 •		30	30
2.856% due 07/25/2037 - 05/25/2042 •		52	53
2.946% due 05/25/2036 •		11	11
3.253% due 07/01/2044 - 09/01/2044 •		27	27
4.039% due 10/01/2035 •		38	40
4.120% due 05/25/2035 ~		209	220

Fannie Mae, TBA
3.500% due 02/01/2034 - 02/01/2049		172,240	172,264
4.000% due 02/01/2049		160,000	163,028

Freddie Mac
2.636% due 08/25/2031 •		34	34
2.649% due 07/15/2044 •		3,343	3,332
2.905% due 08/15/2033 - 09/15/2042 •		6,127	6,140
3.156% due 02/25/2045 •		607	604
3.357% due 10/25/2044 •		1,957	1,970
4.331% due 01/01/2034 •		64	67
4.626% due 12/01/2035 •		24	25

Ginnie Mae
3.247% due 04/20/2067 •		2,657	2,726

NCUA Guaranteed Notes
2.830% due 10/07/2020 •		1,011	1,013
2.940% due 12/08/2020 •		2,599	2,610

Small Business Administration
6.020% due 08/01/2028		400	429

Total U.S. Government Agencies (Cost $350,686)			354,655

U.S. TREASURY OBLIGATIONS 109.5%

U.S. Treasury Bonds
3.000% due 02/15/2048 (j)		140	140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2019	$36,016	$35,512
0.125% due 04/15/2020 (j)	123,455	120,720
0.125% due 04/15/2021 (j)(l)	190,641	185,477
0.125% due 01/15/2022	23,162	22,487
0.125% due 04/15/2022 (j)(l)	93,756	90,734
0.125% due 07/15/2022	32,403	31,480
0.125% due 01/15/2023	21,310	20,588
0.125% due 07/15/2024 (n)	26,656	25,571
0.125% due 07/15/2026	34,973	32,859
0.250% due 01/15/2025 (j)	88,372	84,656
0.375% due 07/15/2023	54,265	53,075
0.375% due 07/15/2025	31,754	30,635
0.375% due 01/15/2027 (n)	8,166	7,762
0.500% due 01/15/2028 (j)	62,629	59,812
0.625% due 07/15/2021 (j)(l)(n)	15,797	15,627
0.625% due 04/15/2023	18,448	18,149
0.625% due 01/15/2024	38,175	37,591
0.625% due 01/15/2026 (j)	181,428	176,724
0.625% due 02/15/2043 (j)	4,477	3,934
0.750% due 07/15/2028	5,742	5,625
0.750% due 02/15/2042	13,262	12,065
0.750% due 02/15/2045	56,801	50,926
0.875% due 02/15/2047	36,504	33,591
1.000% due 02/15/2046	28,285	26,883
1.000% due 02/15/2048	40,828	38,780
1.250% due 07/15/2020 (j)(l)(n)	1,171	1,169
1.375% due 01/15/2020 (j)	78,244	77,766
1.375% due 02/15/2044 (j)	65,430	67,715
1.750% due 01/15/2028 (j)	73,365	77,968
1.875% due 07/15/2019 (j)(l)(n)	9,712	9,683
2.000% due 01/15/2026 (j)	47,237	50,434
2.125% due 02/15/2040	40,447	47,651
2.125% due 02/15/2041	4,400	5,208
2.375% due 01/15/2025 (j)	119,576	129,334
2.375% due 01/15/2027	18,032	19,915
2.500% due 01/15/2029 (j)	112,800	128,508
3.375% due 04/15/2032	11,306	14,526
3.625% due 04/15/2028	45,564	55,967
3.875% due 04/15/2029 (j)	75,899	96,704

U.S. Treasury Notes
2.125% due 03/31/2024 (j)	3,670	3,598
2.750% due 02/15/2024 (j)(n)	770	779

Total U.S. Treasury Obligations (Cost $2,075,470)		2,008,328

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.4%

Adjustable Rate Mortgage Trust
4.002% due 05/25/2036 ^~	160	148

Alliance Bancorp Trust
2.746% due 07/25/2037 •	984	872

American Home Mortgage Investment Trust
4.385% due 09/25/2045 •	112	111

Banc of America Funding Trust
2.690% due 07/20/2036 •	57	56
4.447% due 01/20/2047 ^~	215	205
4.631% due 02/20/2036 ~	280	277

Banc of America Mortgage Trust
3.707% due 02/25/2036 ^~	254	237
4.368% due 06/25/2035 ~	53	50
4.871% due 11/25/2034 ~	15	15

Bear Stearns Adjustable Rate Mortgage Trust
3.903% due 03/25/2035 ~	225	219
4.088% due 02/25/2036 ^~	82	77
4.176% due 07/25/2036 ^~	309	288
4.343% due 01/25/2035 ~	230	227
4.730% due 10/25/2035 •	448	453

Bear Stearns ALT-A Trust
4.018% due 03/25/2036 ^~	406	343
4.209% due 09/25/2035 ^~	1,079	896

Chase Mortgage Finance Trust
4.171% due 02/25/2037 ~	25	25

ChaseFlex Trust
6.000% due 02/25/2037 ^	384	267

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.786% due 01/25/2035 •	8	8

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
3.925% due 03/25/2037 ^~		$3,054	$2,985
4.238% due 09/25/2037 ^~		572	550
4.490% due 05/25/2035 •		18	18
4.980% due 03/25/2036 ^•		439	422

Citigroup Mortgage Loan Trust, Inc.
3.890% due 09/25/2035 •		14	13

Civic Mortgage LLC
4.349% due 11/25/2022 Ø		1,523	1,524

Countrywide Alternative Loan Trust
2.616% due 06/25/2046 •		155	148
2.650% due 02/20/2047 ^•		428	348
2.686% due 05/25/2047 •		113	110
2.696% due 09/25/2046 ^•		3,264	3,007
2.786% due 12/25/2035 •		24	24
3.157% due 12/25/2035 •		77	68
6.000% due 03/25/2037 ^		4,266	3,064

Countrywide Home Loan Mortgage Pass-Through Trust
3.393% due 05/20/2036 ^~		81	76
4.531% due 11/19/2033 ~		10	10
5.500% due 08/25/2035 ^		64	60
6.000% due 04/25/2036		491	400

Credit Suisse Mortgage Capital Certificates
5.624% due 10/26/2036 ~		274	244

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
2.606% due 10/25/2036 ^•		11	9

Eurosail PLC
1.850% due 06/13/2045 •	GBP	2,603	3,250

First Horizon Alternative Mortgage Securities Trust
4.290% due 06/25/2034 ~		$146	145
6.000% due 02/25/2037 ^		427	327

First Horizon Mortgage Pass-Through Trust
4.009% due 02/25/2035 ~		383	385
4.261% due 08/25/2035 ~		219	181

GreenPoint Mortgage Funding Trust
2.686% due 09/25/2046 •		401	372
2.946% due 06/25/2045 •		218	209
3.046% due 11/25/2045 •		142	125

GS Mortgage Securities Trust
4.592% due 08/10/2043		5,800	5,915

GSR Mortgage Loan Trust
4.300% due 09/25/2035 ~		197	200
4.332% due 07/25/2035 ~		251	252
4.447% due 12/25/2034 ~		314	315
4.807% due 01/25/2035 ~		96	96

HarborView Mortgage Loan Trust
2.810% due 06/20/2035 •		76	75
2.910% due 05/19/2035 •		63	62
3.030% due 02/19/2036 •		132	111

IndyMac Mortgage Loan Trust
2.786% due 07/25/2035 •		229	205
3.286% due 05/25/2034 •		25	24
4.261% due 12/25/2034 ~		84	84
4.460% due 11/25/2035 ^~		200	197

JPMorgan Mortgage Trust
3.503% due 07/27/2037 ~		552	551
4.101% due 07/25/2035 ~		293	300
4.336% due 02/25/2035 ~		153	152
4.366% due 08/25/2035 ^~		160	157
4.452% due 07/25/2035 ~		109	111
4.500% due 09/25/2035 ~		51	50
4.603% due 08/25/2035 ~		179	180

JPMorgan Resecuritization Trust
6.000% due 02/27/2037 ~		23	23

MASTR Adjustable Rate Mortgages Trust
4.438% due 11/21/2034 ~		127	130

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.155% due 11/15/2031 •		88	87

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.895% due 12/15/2030 •		100	97

Merrill Lynch Mortgage Investors Trust
2.756% due 11/25/2035 •		100	95
3.969% due 12/25/2035 ~		154	142

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
4.293% due 06/25/2036 ~		$272	$278

Residential Accredit Loans, Inc. Trust
2.915% due 08/25/2035 •		88	78

Residential Asset Securitization Trust
2.906% due 05/25/2035 •		730	626
6.500% due 09/25/2036 ^		273	189

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^		270	251

Sequoia Mortgage Trust
2.670% due 07/20/2036 •		649	622
3.170% due 10/19/2026 •		25	25

Structured Adjustable Rate Mortgage Loan Trust
3.557% due 01/25/2035 ^•		89	84
4.209% due 08/25/2035 ~		109	109
4.232% due 02/25/2034 ~		98	99
4.436% due 12/25/2034 ~		32	31

Structured Asset Mortgage Investments Trust
2.696% due 06/25/2036 •		70	69
2.716% due 04/25/2036 •		281	261
2.720% due 07/19/2035 •		600	590
3.130% due 10/19/2034 •		55	55

Swan Trust
3.332% due 04/25/2041 •	AUD	103	73

Vornado DP LLC Trust
4.004% due 09/13/2028		$6,300	6,422

WaMu Mortgage Pass-Through Certificates Trust
2.579% due 07/25/2046 •		502	492
2.579% due 11/25/2046 •		75	74
2.863% due 12/25/2046 •		75	73
2.887% due 01/25/2047 •		498	500
2.927% due 05/25/2047 •		324	304
3.157% due 02/25/2046 •		109	108
3.357% due 11/25/2042 •		15	15
3.918% due 08/25/2035 ~		45	42
4.062% due 12/25/2035 ~		105	102

Wells Fargo Mortgage-Backed Securities Trust
4.607% due 09/25/2034 ~		28	29

Total Non-Agency Mortgage-Backed Securities (Cost $42,691)			44,060

ASSET-BACKED SECURITIES 7.1%

ACE Securities Corp. Home Equity Loan Trust
2.706% due 03/25/2037 •		468	272

Adagio CLO Ltd.
0.660% due 10/15/2029 •	EUR	500	569

Argent Mortgage Loan Trust
2.986% due 05/25/2035 •		$809	768

Atrium Corp.
3.299% due 04/22/2027 •		2,000	1,977

Babson Euro CLO BV
0.503% due 10/25/2029 •	EUR	600	681

Benefit Street Partners CLO Ltd.
3.225% due 07/18/2027 •		$1,100	1,091

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	1,660	1,878
3.448% due 10/03/2029 •		$1,120	1,117

Brookside Mill CLO Ltd.
3.269% due 01/17/2028 •		2,130	2,106

Carlyle Global Market Strategies Euro CLO DAC
0.730% due 09/21/2029 •	EUR	300	343

Catamaran CLO Ltd.
3.359% due 01/27/2028 •		$4,450	4,420

CIFC Funding Ltd.
3.216% due 04/15/2027 •		4,550	4,514

CIT Mortgage Loan Trust
3.856% due 10/25/2037 •		594	602

Citigroup Mortgage Loan Trust
2.586% due 01/25/2037 •		125	88

Citigroup Mortgage Loan Trust, Inc.
2.756% due 06/25/2037 •		6,037	6,023

College Loan Corp. Trust
2.740% due 01/25/2024 •		800	793

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CoreVest American Finance Trust
2.968% due 10/15/2049		$654	$642

Countrywide Asset-Backed Certificates
2.696% due 11/25/2037 •		5,238	4,980
2.756% due 03/25/2037 •		1,260	1,184
3.915% due 04/25/2036 ~		3	3

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021		1,406	1,411

Credit-Based Asset Servicing & Securitization LLC
2.726% due 07/25/2037 •		1,054	688
3.365% due 05/25/2035 •		386	384

Credit-Based Asset Servicing & Securitization Trust
2.566% due 11/25/2036 •		68	43

CVP Cascade CLO Ltd.
3.586% due 01/16/2026 •		430	430

Equity One Mortgage Pass-Through Trust
3.106% due 04/25/2034 •		77	70

First Franklin Mortgage Loan Trust
2.976% due 11/25/2036 •		2,400	2,114

Flagship Ltd.
3.589% due 01/20/2026 •		2,012	2,011

Fremont Home Loan Trust
2.641% due 10/25/2036 •		1,053	984

GSAMP Trust
2.576% due 12/25/2036 •		84	49
3.241% due 09/25/2035 ^•		91	90
3.481% due 03/25/2035 ^•		66	58

Halcyon Loan Advisors Funding Ltd.
3.389% due 04/20/2027 •		1,800	1,790

HSI Asset Securitization Corp. Trust
2.556% due 10/25/2036 •		6	3

IndyMac Mortgage Loan Trust
2.576% due 07/25/2036 •		691	303

Jamestown CLO Ltd.
3.126% due 07/15/2026 •		2,580	2,569
3.669% due 01/17/2027 •		5,333	5,330

Jubilee CLO BV
0.489% due 12/15/2029 •	EUR	2,400	2,725
0.522% due 07/12/2028 •		1,100	1,255

KVK CLO Ltd.
3.336% due 01/14/2028 •		$610	603

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		1,292	910

Lehman XS Trust
2.666% due 05/25/2036 •		1,460	1,446
5.012% due 06/25/2036 Ø		754	683

Long Beach Mortgage Loan Trust
2.626% due 08/25/2036 •		1,263	667

Marathon CLO Ltd.
3.516% due 11/21/2027 •		1,530	1,512

MASTR Asset-Backed Securities Trust
3.006% due 10/25/2035 ^•		78	73

Merrill Lynch Mortgage Investors Trust
2.586% due 09/25/2037 •		23	13
2.626% due 02/25/2037 •		311	135

Morgan Stanley IXIS Real Estate Capital Trust
2.556% due 11/25/2036 •		10	5

Navient Student Loan Trust
3.656% due 03/25/2066 •		3,086	3,101

NovaStar Mortgage Funding Trust
3.211% due 01/25/2036 •		2,025	2,004

OCP CLO Ltd.
3.236% due 07/15/2027 •		2,000	1,984
3.299% due 04/17/2027 •		1,400	1,386
3.328% due 10/26/2027 •		1,850	1,837

OHA Credit Partners Ltd.
3.479% due 10/20/2025 •		2,512	2,508

Park Place Securities, Inc.
2.976% due 09/25/2035 •		3,075	3,073

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.996% due 09/25/2035 •		775	772
3.556% due 10/25/2034 •		3,850	3,893

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RAAC Trust
2.846% due 08/25/2036 •		$675	$676

Renaissance Home Equity Loan Trust
3.266% due 12/25/2032 •		62	61

Residential Asset Mortgage Products Trust
2.726% due 10/25/2034 •		46	46

Residential Asset Securities Corp. Trust
2.736% due 06/25/2036 •		5,000	4,824

Saxon Asset Securities Trust
2.816% due 09/25/2047 •		992	957

Securitized Asset-Backed Receivables LLC Trust
2.566% due 12/25/2036 ^•		306	105
2.656% due 07/25/2036 •		245	134

SLM Private Education Loan Trust
1.850% due 06/17/2030		789	784
4.705% due 06/16/2042 •		1,210	1,233

SLM Student Loan Trust
0.000% due 01/25/2024 •	EUR	1,401	1,599
0.000% due 06/17/2024 •		365	417
2.530% due 04/25/2019 •		$1,241	1,239
3.040% due 10/25/2064 •		3,000	3,012
3.990% due 04/25/2023 •		4,888	4,917

SoFi Professional Loan Program LLC
2.050% due 01/25/2041		2,564	2,537

Sound Point CLO Ltd.
3.296% due 04/15/2027 •		3,300	3,285
3.349% due 07/20/2027 •		1,000	995

Soundview Home Loan Trust
2.566% due 11/25/2036 •		47	20
2.706% due 06/25/2037 •		2,118	1,575

Structured Asset Investment Loan Trust
2.946% due 12/25/2035 •		309	307

Structured Asset Securities Corp. Mortgage Loan Trust
3.849% due 04/25/2035 •		222	216

THL Credit Wind River CLO Ltd.
3.306% due 10/15/2027 •		400	400

Tralee CLO Ltd.
3.499% due 10/20/2027 •		2,600	2,589

Venture CLO Ltd.
3.256% due 04/15/2027 •		5,680	5,639
3.316% due 07/15/2027 •		2,200	2,179

Voya CLO Ltd.
3.210% due 07/25/2026 •		4,076	4,071

Z Capital Credit Partners CLO Ltd.
3.386% due 07/16/2027 •		3,610	3,590

Total Asset-Backed Securities (Cost $128,906)			130,370

SOVEREIGN ISSUES 6.0%

Argentina Government International Bond
5.875% due 01/11/2028		1,780	1,286
6.875% due 01/26/2027		4,530	3,468
41.328% (BADLARPP) due 10/04/2022 ~	ARS	300	12
48.797% (BADLARPP + 3.250%) due 03/01/2020 ~		200	5
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		15,619	400
59.257% (ARLLMONP) due 06/21/2020 ~(a)		88,896	2,543

Australia Government International Bond
1.250% due 02/21/2022	AUD	6,860	4,934
3.000% due 09/20/2025		10,968	8,911

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	960	1,146

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2019 (c)	BRL	5,950	1,512

Canadian Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	5,741	5,388

France Government International Bond
1.850% due 07/25/2027 (e)	EUR	2,226	3,107

Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020		956	1,120
2.100% due 09/15/2021 (e)		169	202
2.350% due 09/15/2024 (e)		5,001	6,051

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	524,196	$4,936

Mexico Government International Bond
7.750% due 05/29/2031	MXN	53,861	2,529

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	6,855	4,858
3.000% due 09/20/2030		15,232	11,980

Peru Government International Bond
5.940% due 02/12/2029	PEN	5,300	1,604

Qatar Government International Bond
3.875% due 04/23/2023		$2,000	2,026
5.103% due 04/23/2048		1,500	1,579

Saudi Government International Bond
4.000% due 04/17/2025		3,170	3,149

United Kingdom Gilt
0.125% due 03/22/2026 (e)	GBP	10,686	15,910
0.125% due 03/22/2046 (e)		939	1,868
0.125% due 08/10/2048 (e)		704	1,452
0.125% due 11/22/2056 (e)		233	537
0.125% due 11/22/2065 (e)		806	2,140
0.750% due 11/22/2047 (e)		972	2,271
1.750% due 09/07/2037		6,090	7,775
1.875% due 11/22/2022 (e)		1,978	2,945
4.250% due 12/07/2027		1,540	2,479

Total Sovereign Issues (Cost $119,398)			110,123

SHORT-TERM INSTRUMENTS 3.9%

CERTIFICATES OF DEPOSIT 0.6%

Barclays Bank PLC
2.890% (US0003M + 0.400%) due 10/25/2019 ~		$11,400	11,407

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 1.3%

Bank of Montreal
2.068% due 01/04/2019	CAD	400	$293
2.076% due 01/03/2019		1,200	879
2.093% due 01/02/2019		16,000	11,719

Energy Transfer Partners LP
3.650% due 03/07/2019		$4,000	3,976

HSBC Bank Canada
2.094% due 01/08/2019	CAD	1,700	1,245

Royal Bank of Canada
2.055% due 01/02/2019		8,100	5,933

			24,045

REPURCHASE AGREEMENTS (i) 0.0%
			596

ARGENTINA TREASURY BILLS 0.1%
(7.428)% due 01/31/2019 - 04/30/2019 (b)(c)	ARS	40,624	1,198

JAPAN TREASURY BILLS 1.9%
(0.321)% due 02/04/2019 (c)(d)	JPY	3,750,000	34,218

U.S. TREASURY BILLS 0.0%
2.383% due 03/07/2019 (c)(d)(j)(n)		$577	574

Total Short-Term Instruments (Cost $72,034)			72,038

Total Investments in Securities (Cost $2,985,521)			2,914,397

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.2%

SHORT-TERM INSTRUMENTS 4.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.2%

PIMCO Short-Term Floating NAV Portfolio III	7,680,648	$75,916

Total Short-Term Instruments (Cost $75,901)		75,916

Total Investments in Affiliates (Cost $75,901)		75,916

Total Investments 163.1% (Cost $3,061,422)		$2,990,313

Financial Derivative Instruments (k)(m) 0.1% (Cost or Premiums, net $(6,542))		1,490

Other Assets and Liabilities, net (63.2)%		(1,158,230)

Net Assets 100.0%		$1,833,573

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Coupon represents a yield to maturity.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	1.000%	07/03/2019	12/19/2018	$ 2,087	$2,072	0.11%
CIMIC Group Ltd.	1.000	02/25/2019	09/26/2018	2,023	1,962	0.11
CIMIC Group Ltd.	1.000	04/04/2019	09/26/2018	793	791	0.04

				$ 4,903	$4,825	0.26%

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$596	U.S. Treasury Notes 2.875% due 09/30/2023	$(613)	$596	$596

Total Repurchase Agreements						$(613)	$596	$596

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	2.570%	11/19/2018	01/18/2019	$(71,479)	$(71,704)
BPG	2.700	12/07/2018	02/07/2019	(20,349)	(20,389)
	2.980	01/02/2019	01/03/2019	(199,022)	(199,022)
GSC	2.860	12/12/2018	01/23/2019	(343,979)	(344,553)
MSC	2.670	11/21/2018	01/02/2019	(8,057)	(8,082)
	2.800	12/11/2018	01/11/2019	(144,868)	(145,117)
	2.920	12/12/2018	01/02/2019	(13,248)	(13,270)
	2.940	12/13/2018	01/03/2019	(2,694)	(2,698)
	2.960	12/13/2018	01/03/2019	(107,027)	(107,203)
	3.140	12/18/2018	01/02/2019	(71,715)	(71,809)
TDM	2.450	10/19/2018	01/22/2019	(42,426)	(42,643)
	2.630	11/20/2018	01/02/2019	(15,018)	(15,065)

Total Sale-Buyback Transactions					$(1,041,555)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.4)% Fannie Mae, TBA	3.000%	01/01/2049	$45,300	$(43,292)	$(44,208)

Total Short Sales (2.4)%				$(43,292)	$(44,208)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$596	$0	$0	$596	$(613)	$(17)

Master Securities Forward Transaction Agreement
BCY	0	0	(71,704)	(71,704)	71,204	(500)
BPG	0	0	(219,411)	(219,411)	219,024	(387)
BPS	0	0	0	0	266	266
GSC	0	0	(344,553)	(344,553)	343,591	(962)
MSC	0	0	(348,179)	(348,179)	347,802	(377)
TDM	0	0	(57,708)	(57,708)	57,401	(307)

Total Borrowings and Other Financing Transactions	$596	$0	$(1,041,555)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(1,021,166)	$(20,389)	$0	$(1,041,555)

Total Borrowings	$0	$(1,021,166)	$(20,389)	$0	$(1,041,555)

Payable for sale-buyback financing transactions					$(1,041,555)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

(j)	Securities with an aggregate market value of $1,040,036 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(769,380) at a weighted average interest rate of 1.975%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(895) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$112.000	02/22/2019	431	$431	$4	$0
Put - CBOT U.S. Treasury 2-Year Note March 2019 Futures	103.750	02/22/2019	23	46	0	0
Call - CBOT U.S. Treasury 30-Year Bond March 2019 Futures	172.000	02/22/2019	90	90	1	1
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	107.250	02/22/2019	50	50	0	0
Call - CBOT U.S. Treasury 5-Year Note March 2019 Futures	120.500	02/22/2019	69	69	1	1

Total Purchased Options					$6	$2

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note February 2019 Futures	$122.000	01/25/2019	35	$35	$(16)	$(16)
Call - CBOT U.S. Treasury 10-Year Note February 2019 Futures	122.250	01/25/2019	53	53	(21)	(21)
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	122.500	02/22/2019	70	70	(29)	(29)
Put - CBOT U.S. Treasury 30-Year Bond February 2019 Futures	141.000	01/25/2019	47	47	(35)	(5)
Call - CBOT U.S. Treasury 30-Year Bond March 2019 Futures	148.000	02/22/2019	35	35	(27)	(27)
Call - CBOT U.S. Treasury 5-Year Note February 2019 Futures	113.500	01/25/2019	139	139	(49)	(157)

Total Written Options					$(177)	$(255)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2019	13	$3,164	$(4)	$0	$0
90-Day Eurodollar June Futures	06/2019	1,101	267,860	599	14	0
90-Day Eurodollar March Futures	03/2019	13	3,162	(11)	0	0
90-Day Eurodollar September Futures	09/2019	13	3,164	(6)	0	0
Call Options Strike @ EUR 165.000 on Euro-OAT France Government 10-Year Bond March 2019 Futures	02/2019	495	6	(1)	0	0
Euro-Bund 10-Year Bond March Futures	03/2019	241	45,158	582	0	(52)
Put Options Strike @ EUR 152.000 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	241	3	0	0	0
U.S. Treasury 2-Year Note March Futures	03/2019	26	5,520	38	4	0
U.S. Treasury 5-Year Note March Futures	03/2019	58	6,652	106	15	0
U.S. Treasury 10-Year Note March Futures	03/2019	101	12,324	293	39	0

				$1,596	$72	$(52)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	06/2020	1,088	$(265,214)	$(1,213)	$0	$(68)
Australia Government 3-Year Note March Futures	03/2019	85	(6,718)	(34)	0	(8)
Australia Government 10-Year Bond March Futures	03/2019	46	(4,299)	(43)	0	(20)
Euro-BTP Italy Government Bond March Futures	03/2019	191	(27,952)	(570)	0	(13)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Euro-OAT France Government 10-Year Bond March Futures	03/2019	379	$(65,483)	$(307)	$92	$0
Japan Government 10-Year Bond March Futures	03/2019	22	(30,606)	(143)	12	(30)
U.S. Treasury 10-Year Ultra March Futures	03/2019	624	(81,169)	(2,604)	0	(293)
U.S. Treasury 30-Year Bond March Futures	03/2019	686	(100,156)	(4,383)	0	(322)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2019	69	(11,085)	(583)	0	(41)
United Kingdom Long Gilt March Futures	03/2019	749	(117,587)	(1,242)	124	(382)

				$(11,122)	$228	$(1,177)

Total Futures Contracts				$(9,526)	$300	$(1,229)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.442%	EUR	720	$12	$(3)	$9	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	1.450		300	(2)	1	(1)	0	0
General Electric Co.	1.000	Quarterly	12/20/2020	1.653	$	400	(11)	6	(5)	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	2.039		800	(45)	9	(36)	1	0

							$(46)	$13	$(33)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	11,800	$(830)	$569	$(261)	$0	$(20)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	11,800	(207)	(8)	(215)	0	(18)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		31,500	(888)	408	(480)	0	(61)

						$(1,925)	$969	$(956)	$0	$(99)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	7,800	$17	$841	$858	$0	$(18)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		1,600	4	31	35	0	(4)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		3,877	21	23	44	0	(10)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		1,250	3	6	9	0	(3)
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	11,800	36	(532)	(496)	0	(27)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	43,190	810	(188)	622	1	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		91,500	115	(1,249)	(1,134)	135	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		13,900	(537)	196	(341)	24	0
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		17,300	0	86	86	35	0
Pay	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		14,000	0	61	61	29	0
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		14,000	0	64	64	28	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		19,600	(158)	80	(78)	38	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		32,000	(216)	472	256	65	0
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		26,900	(291)	566	275	0	(77)
Receive(6)	3-Month USD-LIBOR	2.300	Semi-Annual	04/21/2026		34,000	(141)	650	509	0	(98)
Receive(6)	3-Month USD-LIBOR	2.300	Semi-Annual	04/27/2026		40,600	(158)	768	610	0	(117)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		540	(28)	42	14	0	(2)
Receive(6)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		12,800	(20)	478	458	0	(36)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		79,200	1,124	1,186	2,310	0	(223)
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		8,500	96	13	109	0	(24)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		2,200	(62)	206	144	0	(7)
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		44,390	(134)	(367)	(501)	0	(93)
Receive	3-Month USD-LIBOR	2.720	Semi-Annual	07/18/2028		500	6	(10)	(4)	0	(2)
Receive	3-Month USD-LIBOR	2.765	Semi-Annual	07/18/2028		31,070	360	(735)	(375)	0	(121)
Receive(6)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		43,000	0	(478)	(478)	0	(85)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		786	40	(22)	18	0	(4)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,610	192	(71)	121	0	(9)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2048	$	1,900	$51	$(6)	$45	$0	$(11)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		9,000	537	(794)	(257)	0	(54)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	8,070	130	(184)	(54)	0	(39)
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		15,590	(468)	(557)	(1,025)	0	(175)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	450,000	(8)	(56)	(64)	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		340,000	(5)	(41)	(46)	0	(1)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,700,000	(92)	(309)	(401)	0	(8)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		65,600	(99)	(26)	(125)	0	(1)
Pay	28-Day MXN-TIIE	9.182	Lunar	11/28/2028	MXN	113,500	0	141	141	36	0
Receive	CPTFEMU	1.535	Maturity	06/15/2023	EUR	9,470	0	181	181	10	0
Receive	CPTFEMU	1.535	Maturity	03/15/2028		2,900	0	70	70	6	0
Receive	CPTFEMU	1.620	Maturity	05/15/2028		4,980	0	161	161	10	0
Pay	CPTFEMU	1.710	Maturity	03/15/2033		1,600	(2)	(61)	(63)	0	(5)
Receive	CPTFEMU	1.796	Maturity	11/15/2038		2,780	0	109	109	8	0
Receive	CPTFEMU	1.808	Maturity	11/15/2038		2,100	0	88	88	6	0
Receive	CPTFEMU	1.946	Maturity	03/15/2048		1,600	4	91	95	9	0
Receive	CPTFEMU	1.945	Maturity	11/15/2048		930	0	53	53	5	0
Receive	CPTFEMU	1.950	Maturity	11/15/2048		1,600	5	90	95	9	0
Pay	CPURNSA	2.070	Maturity	03/23/2019	$	7,580	0	(45)	(45)	0	(3)
Pay	CPURNSA	1.980	Maturity	04/10/2019		11,520	0	(74)	(74)	8	0
Pay	CPURNSA	1.970	Maturity	04/27/2019		17,000	0	(115)	(115)	36	0
Pay	CPURNSA	1.925	Maturity	05/08/2019		6,160	0	(40)	(40)	14	0
Pay	CPURNSA	2.168	Maturity	07/15/2020		10,900	0	(115)	(115)	9	0
Pay	CPURNSA	2.027	Maturity	11/23/2020		10,200	0	(69)	(69)	1	0
Pay	CPURNSA	2.021	Maturity	11/25/2020		9,700	0	(65)	(65)	1	0
Pay	CPURNSA	1.550	Maturity	07/26/2021		7,200	244	(121)	123	4	0
Pay	CPURNSA	1.603	Maturity	09/12/2021		5,560	168	(95)	73	1	0
Pay	CPURNSA	2.069	Maturity	07/15/2022		3,700	0	(32)	(32)	0	0
Pay	CPURNSA	2.500	Maturity	07/15/2022		30,300	(2,696)	(425)	(3,121)	0	(4)
Pay	CPURNSA	2.210	Maturity	02/05/2023		20,900	0	(400)	(400)	0	(21)
Pay	CPURNSA	2.263	Maturity	04/27/2023		14,090	(2)	(342)	(344)	0	(4)
Pay	CPURNSA	2.263	Maturity	05/09/2023		3,250	0	(78)	(78)	0	(1)
Pay	CPURNSA	2.281	Maturity	05/10/2023		4,970	0	(131)	(131)	0	(10)
Receive	CPURNSA	1.730	Maturity	07/26/2026		7,200	(386)	218	(168)	7	0
Receive	CPURNSA	1.800	Maturity	09/12/2026		17,300	(175)	(88)	(263)	23	0
Receive	CPURNSA	1.801	Maturity	09/12/2026		5,560	(257)	173	(84)	7	0
Receive	CPURNSA	1.805	Maturity	09/12/2026		4,900	(224)	152	(72)	6	0
Receive	CPURNSA	1.780	Maturity	09/15/2026		4,600	(223)	143	(80)	6	0
Receive	CPURNSA	2.180	Maturity	09/20/2027		3,680	0	61	61	6	0
Receive	CPURNSA	2.150	Maturity	09/25/2027		3,600	0	49	49	6	0
Receive	CPURNSA	2.156	Maturity	10/17/2027		8,200	0	119	119	15	0
Receive	CPURNSA	2.335	Maturity	02/05/2028		10,610	23	368	391	26	0
Receive	CPURNSA	2.353	Maturity	05/09/2028		3,250	0	130	130	6	0
Receive	CPURNSA	2.360	Maturity	05/09/2028		4,890	0	199	199	9	0
Receive	CPURNSA	2.364	Maturity	05/10/2028		4,970	0	204	204	9	0
Receive	CPURNSA	2.379	Maturity	07/09/2028		3,700	(2)	156	154	6	0
Pay	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	950	0	(5)	(5)	0	(1)
Pay	FRCPXTOB	1.160	Maturity	08/15/2020		430	0	(5)	(5)	0	0
Pay	FRCPXTOB	1.345	Maturity	06/15/2021		3,900	0	(57)	(57)	0	(3)
Receive	FRCPXTOB	1.350	Maturity	01/15/2023		6,100	2	119	121	10	0
Receive	FRCPXTOB	1.575	Maturity	01/15/2028		2,590	0	102	102	8	0
Receive	FRCPXTOB	1.590	Maturity	02/15/2028		10,690	0	447	447	32	0
Receive	FRCPXTOB	1.606	Maturity	02/15/2028		1,560	0	68	68	5	0
Receive	FRCPXTOB	1.621	Maturity	07/15/2028		7,430	0	323	323	20	0
Receive	FRCPXTOB	1.910	Maturity	01/15/2038		1,890	5	147	152	5	0
Receive	UKRPI	3.513	Maturity	09/15/2028	GBP	3,700	0	(17)	(17)	28	0
Receive	UKRPI	3.578	Maturity	11/15/2028		7,710	0	46	46	59	0
Receive	UKRPI	3.593	Maturity	11/15/2028		3,380	0	28	28	26	0
Receive	UKRPI	3.595	Maturity	11/15/2028		1,760	0	15	15	13	0
Receive	UKRPI	3.633	Maturity	12/15/2028		3,500	0	48	48	25	0
Receive	UKRPI	3.350	Maturity	05/15/2030		6,870	97	(145)	(48)	63	0
Receive	UKRPI	3.400	Maturity	06/15/2030		17,400	192	(171)	21	163	0
Receive	UKRPI	3.325	Maturity	08/15/2030		27,300	(70)	(592)	(662)	240	0
Receive	UKRPI	3.300	Maturity	12/15/2030		400	(19)	1	(18)	4	0
Receive	UKRPI	3.470	Maturity	09/15/2032		16,010	0	(298)	(298)	176	0
Receive	UKRPI	3.500	Maturity	09/15/2033		770	1	(15)	(14)	9	0
Receive	UKRPI	3.579	Maturity	10/15/2033		1,390	0	14	14	17	0
Receive	UKRPI	3.358	Maturity	04/15/2035		2,700	(60)	(7)	(67)	39	0
Pay	UKRPI	3.585	Maturity	10/15/2046		4,800	(322)	31	(291)	0	(139)
Pay	UKRPI	3.428	Maturity	03/15/2047		9,740	609	(71)	538	0	(279)

							$(1,963)	$810	$(1,153)	$1,602	$(1,720)

Total Swap Agreements							$(3,934)	$1,792	$(2,142)	$1,603	$(1,819)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$300	$1,603	$1,905	$(255)	$(1,229)	$(1,819)	$(3,303)

(l)

Securities with an aggregate market value of $15,717 and cash of $7,723 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	ARS	37,612		$924	$0	$(57)
	01/2019	CAD	12,193		9,157	223	0
	01/2019	EUR	38,586		44,052	0	(187)

BPS	01/2019	BRL	76,561		20,652	899	0
	01/2019		$19,749	BRL	76,561	9	(5)
	03/2019		143	INR	10,233	3	0

BRC	01/2019		972	ARS	37,612	9	0
	04/2019	ARS	41,878		$972	0	0

CBK	01/2019	AUD	35,387		25,924	994	0
	01/2019	BRL	25,859		6,769	106	(9)
	01/2019	GBP	2,122		2,717	11	0
	01/2019	NZD	182		125	3	0
	01/2019		$6,674	BRL	25,859	0	(2)
	02/2019	AUD	2,800		$2,034	60	0
	02/2019	CAD	5,990		4,533	141	0
	02/2019	CHF	124		124	0	(2)
	02/2019	JPY	1,875,000		16,626	0	(519)
	02/2019		$4,669	COP	14,906,815	0	(89)
	03/2019	KRW	4,657,575		$4,156	0	(38)

DUB	01/2019	BRL	6,795		1,754	0	0
	01/2019		$1,756	BRL	6,795	0	(3)
	02/2019	BRL	6,795		$1,752	2	0
	03/2019		$2,979	IDR	43,788,900	31	0

FBF	04/2019	CNH	33,920		$4,835	0	(103)

GLM	01/2019	AUD	2,193		1,563	19	0
	01/2019	BRL	28,009		7,228	2	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2019	CAD	400		$302	$9	$0
	01/2019	GBP	37,772		48,269	131	(24)
	01/2019	JPY	64,600		573	0	(17)
	01/2019		$7,252	BRL	28,009	3	(28)
	01/2019		6,523	EUR	5,738	55	0
	01/2019		1,371	GBP	1,082	9	0
	01/2019		1,770	RUB	117,243	0	(92)
	04/2019	BRL	5,950		$1,523	0	(2)

HUS	01/2019	MXN	23,788		1,249	43	0
	01/2019		$17	ARS	681	0	0
	01/2019		95	MXN	1,917	2	0
	02/2019	JPY	1,875,000		$16,691	0	(454)
	02/2019		$22	ARS	913	1	0

IND	01/2019	CAD	1,700		$1,283	37	0
	01/2019	NZD	23,372		15,900	211	0
	01/2019		$6,481	JPY	734,686	224	0

JPM	01/2019	BRL	90,934		$24,471	1,009	0
	01/2019		$676	ARS	26,254	13	0
	01/2019		23,300	BRL	90,934	163	0
	01/2019		1,273	GBP	1,014	20	0
	04/2019		4,866	CNH	33,583	22	0

MSB	01/2019	BRL	66,984		$17,270	4	(17)
	01/2019		$17,432	BRL	66,984	77	(225)
	02/2019		1,495		5,871	17	0

MYI	01/2019	CAD	1,200		$906	27	0

SCX	01/2019	BRL	39,000		10,445	383	0
	01/2019	CAD	24,100		18,259	606	0
	01/2019		$9,988	BRL	39,000	74	0

SOG	01/2019		2,221	RUB	147,156	0	(115)

SSB	03/2019	SGD	2,762		$2,021	0	(9)
	03/2019	TWD	61,519		2,012	0	(14)
	03/2019		$155	MYR	650	2	0

UAG	01/2019		2,135	AUD	3,000	0	(21)
	07/2019	AUD	3,000		$2,141	21	0

Total Forward Foreign Currency Contracts						$5,675	$(2,032)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BPS	Put - OTC CDX.IG-31 5-Year Index	Buy	1.800%	02/20/2019	$21,400	$3	$1

GST	Put - OTC CDX.IG-31 5-Year Index	Buy	2.000	02/20/2019	111,700	11	3

Total Purchased Options						$14	$4

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	0.850%	01/16/2019	$5,200	$(8)	$(14)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019	9,600	(14)	(16)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019	4,700	(10)	(13)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019	6,200	(13)	(13)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019	2,400	(3)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	03/20/2019	4,700	(9)	(15)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019	7,100	(8)	(12)

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019	4,000	(5)	(9)

BRC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019	4,100	(3)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019	3,700	(6)	(6)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019	2,100	(4)	(5)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	23

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950%	01/16/2019		$3,900	$(5)	$(4)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		18,800	(15)	(11)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		7,800	(15)	(25)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		2,900	(5)	(5)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		2,300	(2)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	03/20/2019		4,400	(7)	(12)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		4,000	(8)	(9)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		4,800	(5)	(8)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		6,800	(7)	(11)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		2,400	(2)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		4,800	(8)	(9)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	EUR	1,500	(3)	(2)

JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		$4,200	(8)	(12)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		3,600	(7)	(6)

MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		3,900	(6)	(6)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		4,700	(5)	(6)

							$(191)	$(241)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
HUS	Put - OTC EUR versus USD	$1.100	02/13/2019	EUR	6,802	$(40)	$(4)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount			Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020			$33,400	$(298)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020			4,400	(57)	0

GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EU	R	8,600	(391)	(32)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024			$34,300	(250)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024			2,900	(20)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020			33,100	(374)	(15)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020			14,800	(273)	(14)

								$(1,663)	$(61)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	10-Year USD-ISDA -2-Year USD-ISDA	01/02/2020	$	164,800	$(128)	$(81)

Total Written Options							$(2,022)	$(387)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Italy Government International Bond	1.000%	Quarterly	03/20/2019	0.227%	$	7,700	$(133)	$149	$16	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$ 4,300	$(224)	$233	$9	$0

GST	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	1,400	(73)	76	3	0

						$(297)	$309	$12	$0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	CPURNSA	1.570%	Maturity	11/23/2020	$	1,500	$0	$14	$14	$0

BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020	ILS	14,310	0	8	8	0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		3,080	0	(6)	0	(6)

DUB	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020		13,800	0	5	5	0
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028		2,950	0	5	5	0

GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020		27,210	0	4	4	0
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		16,700	0	8	8	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		11,170	1	6	7	0
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028		5,730	0	8	8	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		3,500	0	(6)	0	(6)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		2,390	0	(2)	0	(2)

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		8,850	0	5	5	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,890	0	(2)	0	(2)

MYC	Pay	CPURNSA	1.788	Maturity	07/18/2026	$	5,200	0	(95)	0	(95)
	Pay	CPURNSA	1.810	Maturity	07/19/2026		12,000	0	(191)	0	(191)
	Pay	CPURNSA	1.800	Maturity	07/20/2026		7,600	0	(128)	0	(128)
	Pay	CPURNSA	1.805	Maturity	09/20/2026		2,200	0	(34)	0	(34)

								$1	$(401)	$64	$(464)

Total Swap Agreements								$(429)	$57	$92	$(464)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$223	$0	$14	$237	$(244)	$(86)	$0	$(330)	$(93)	$0	$(93)
BPS	911	1	0	912	(5)	(9)	0	(14)	898	(1,010)	(112)
BRC	9	0	8	17	0	(14)	(6)	(20)	(3)	0	(3)
CBK	1,315	0	0	1,315	(659)	(77)	0	(736)	579	(850)	(271)
DUB	33	0	35	68	(3)	0	0	(3)	65	(70)	(5)
FBF	0	0	0	0	(103)	0	0	(103)	(103)	0	(103)
GLM	228	0	27	255	(163)	(32)	(8)	(203)	52	(630)	(578)
GST	0	3	3	6	0	(25)	0	(25)	(19)	0	(19)
HUS	46	0	5	51	(454)	(4)	(2)	(460)	(409)	307	(102)
IND	472	0	0	472	0	0	0	0	472	(320)	152
JPM	1,227	0	0	1,227	0	(47)	0	(47)	1,180	(1,230)	(50)
MSB	98	0	0	98	(242)	0	0	(242)	(144)	0	(144)
MYC	0	0	0	0	0	(93)	(448)	(541)	(541)	576	35
MYI	27	0	0	27	0	0	0	0	27	270	297
SCX	1,063	0	0	1,063	0	0	0	0	1,063	(930)	133
SOG	0	0	0	0	(115)	0	0	(115)	(115)	0	(115)
SSB	2	0	0	2	(23)	0	0	(23)	(21)	0	(21)
UAG	21	0	0	21	(21)	0	0	(21)	0	0	0

Total Over the Counter	$5,675	$4	$92	$5,771	$(2,032)	$(387)	$(464)	$(2,883)

(n)

Securities with an aggregate market value of $1,243 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)	YOY options may have a series of expirations.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	25

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	300	300
Swap Agreements	0	1	0	0	1,602	1,603

	$0	$1	$0	$0	$1,904	$1,905

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,675	$0	$5,675
Purchased Options	0	4	0	0	0	4
Swap Agreements	0	28	0	0	64	92

	$0	$32	$0	$5,675	$64	$5,771

	$0	$33	$0	$5,675	$1,968	$7,676

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$255	$255
Futures	0	0	0	0	1,229	1,229
Swap Agreements	0	99	0	0	1,720	1,819

	$0	$99	$0	$0	$3,204	$3,303

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,032	$0	$2,032
Written Options	0	241	0	4	142	387
Swap Agreements	0	0	0	0	464	464

	$0	$241	$0	$2,036	$606	$2,883

	$0	$340	$0	$2,036	$3,810	$6,186

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$133	$133
Written Options	0	0	0	0	1,223	1,223
Futures	0	0	0	0	4,311	4,311
Swap Agreements	0	(1,997)	0	0	9,308	7,311

	$0	$(1,997)	$0	$0	$14,975	$12,978

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,057	$0	$10,057
Purchased Options	0	0	0	31	(891)	(860)
Written Options	0	381	0	195	810	1,386
Swap Agreements	0	369	0	0	110	479

	$0	$750	$0	$10,283	$29	$11,062

	$0	$(1,247)	$0	$10,283	$15,004	$24,040

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(41)	$(41)
Written Options	0	0	0	0	(212)	(212)
Futures	0	0	0	0	(9,582)	(9,582)
Swap Agreements	0	1,499	0	0	(2,167)	(668)

	$0	$1,499	$0	$0	$(12,002)	$(10,503)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,977	$0	$12,977
Purchased Options	0	(10)	0	0	990	980
Written Options	0	(49)	0	35	(153)	(167)
Swap Agreements	0	(338)	0	0	732	394

	$0	$(397)	$0	$13,012	$1,569	$14,184

	$0	$1,102	$0	$13,012	$(10,433)	$3,681

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$74	$0	$74
Corporate Bonds & Notes
Banking & Finance	0	93,746	0	93,746
Industrials	0	57,894	0	57,894
Specialty Finance	0	4,825	0	4,825
Utilities	0	37,670	0	37,670
Municipal Bonds & Notes
West Virginia	0	614	0	614
U.S. Government Agencies	0	354,655	0	354,655
U.S. Treasury Obligations	0	2,008,328	0	2,008,328
Non-Agency Mortgage-Backed Securities	0	44,060	0	44,060
Asset-Backed Securities	0	130,370	0	130,370
Sovereign Issues	0	110,123	0	110,123
Short-Term Instruments
Certificates of Deposit	0	11,407	0	11,407
Commercial Paper	0	24,045	0	24,045
Repurchase Agreements	0	596	0	596
Argentina Treasury Bills	0	1,198	0	1,198
Japan Treasury Bills	0	34,218	0	34,218
U.S. Treasury Bills	0	574	0	574

	$0	$2,914,397	$0	$2,914,397

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$75,916	$0	$0	$75,916

Total Investments	$75,916	$2,914,397	$0	$2,990,313

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(44,208)	$0	$(44,208)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	300	1,605	0	1,905
Over the counter	0	5,771	0	5,771

	$300	$7,376	$0	$7,676

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,306)	(1,997)	0	(3,303)
Over the counter	0	(2,883)	0	(2,883)

	$(1,306)	$(4,880)	$0	$(6,186)

Total Financial Derivative Instruments	$(1,006)	$2,496	$0	$1,490

Totals	$74,910	$2,872,685	$0	$2,947,595

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

ANNUAL REPORT	DECEMBER 31, 2018	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Real Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

28	PIMCO VARIABLE INSURANCE TRUST

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allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and

ANNUAL REPORT	DECEMBER 31, 2018	29

Notes to Financial Statements (Cont.)

interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at

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fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV,

such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

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Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared

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swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$12,701	$1,437,175	$(1,374,000)	$27	$13	$75,916	$275	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans

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Notes to Financial Statements (Cont.)

may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to,

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(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the

Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2018 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.”

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The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire

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Notes to Financial Statements (Cont.)

are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s

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credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that

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Notes to Financial Statements (Cont.)

name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

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Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

ANNUAL REPORT	DECEMBER 31, 2018	41

Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically,

ANNUAL REPORT	DECEMBER 31, 2018	43

Notes to Financial Statements (Cont.)

plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2018, were as follows (amounts in thousands†):

Purchases	Sales

$13,946	$685

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$6,570,864	$6,570,267	$288,592	$344,202

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REDEMPTIONS IN-KIND

For the period ended December 31, 2018, the Portfolio realized gains or losses from in-kind redemptions of approximately (amounts in thousands†):

Realized Gains	Realized Losses

$330	$(3,496)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

14. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	2,559	$30,985	4,030	$49,842

Administrative Class	10,517	127,667	15,340	189,659

Advisor Class	1,549	18,847	2,666	32,971
Issued as reinvestment of distributions

Institutional Class	388	4,703	339	4,186

Administrative Class	2,812	34,109	2,948	36,462

Advisor Class	955	11,597	951	11,759
Cost of shares redeemed

Institutional Class	(2,344)	(28,390)	(2,296)	(28,393)

Administrative Class	(25,393)	(307,053)	(45,203)	(558,082)

Advisor Class	(11,795)	(140,918)	(2,958)	(36,613)

Net increase (decrease) resulting from Portfolio share transactions	(20,752)	$(248,453)	(24,183)	$(298,209)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 46% of the Portfolio. One of the shareholders is a related party and comprises 17% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2018	45

Notes to Financial Statements (Cont.)

December 31, 2018

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Real Return Portfolio	$5,846	$0	$(86,302)	$0	$(171,539)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, passive foreign investment companies (PFICs), return of capital distributions from underlying funds, in-kind transactions, straddle loss deferrals, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Real Return Portfolio	$96,956	$74,583

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Real Return Portfolio	$3,023,418	$34,715	$(121,061)	$(86,346)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, in-kind transactions, passive foreign investment companies (PFICs), return of capital distributions from underlying funds, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Real Return Portfolio	$50,449	$0	$0	$43,526	$0	$8,881

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

46	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

ANNUAL REPORT	DECEMBER 31, 2018	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co., Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	MYR	Malaysian Ringgit

AUD	Australian Dollar	IDR	Indonesian Rupiah	NZD	New Zealand Dollar

BRL	Brazilian Real	ILS	Israeli Shekel	PEN	Peruvian New Sol

CAD	Canadian Dollar	INR	Indian Rupee	RUB	Russian Ruble

CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

EUR	Euro

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	ISDA	International Swaps and Derivatives Association, Inc.

CDX.HY	Credit Derivatives Index - High Yield	CPTFEMU	Eurozone HICP ex-Tobacco Index	LIBOR03M	3 Month USD-LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index

CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TELBOR	Tel Aviv Inter-Bank Offered Rate

BTP	Buoni del Tesoro Poliennali	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	YOY	Year-Over-Year

48	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)

PIMCO Real Return Portfolio	0.00%	0.00%	$50,449	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

ANNUAL REPORT	DECEMBER 31, 2018	49

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2018	51

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

52	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

ANNUAL REPORT	DECEMBER 31, 2018	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

ANNUAL REPORT	DECEMBER 31, 2018	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

ANNUAL REPORT	DECEMBER 31, 2018	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

58	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT16AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO Short-Term Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO Short-Term Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Short-Term Portfolio	09/30/99	04/28/00	09/30/99	09/30/09	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2018†§

Corporate Bonds & Notes	67.2%

Asset-Backed Securities	11.9%

U.S. Government Agencies	7.6%

Non-Agency Mortgage-Backed Securities	4.8%

U.S. Treasury Obligations	4.6%

Short-Term Instruments‡	1.5%

Sovereign Issues	1.4%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	10 Years	Inception≈
PIMCO Short-Term Portfolio Institutional Class	1.68%	1.77%	2.32%	2.82%
PIMCO Short-Term Portfolio Administrative Class	1.53%	1.62%	2.17%	2.75%
PIMCO Short-Term Portfolio Advisor Class	1.43%	1.51%	—	1.47%
FTSE 3-Month Treasury Bill Index± ª	1.86%	0.60%	0.35%	1.70%	♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ª As of November, 2017, Citi’s fixed income indices were rebranded in connection with the London Stock Exchange Group’s acquisition of the Citi fixed income index business. After July 31, 2018, “Citi” was replaced in the indices’ names with “FTSE”. This change does not impact the manner in which the indices are constructed.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end were 0.60% for Institutional Class shares, 0.75% for Administrative Class shares, and 0.85% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of investment-grade corporate credit detracted from performance, as these securities generally posted negative total return.

»	Long exposure to the British pound versus the U.S. dollar detracted from performance, as the pound appreciated versus the U.S. dollar.

»	Overweight exposure to U.S. Treasury Inflation-Protected Securities detracted from performance, as these securities generally posted negative total returns.

»	Overweight exposure to front-end Canadian duration contributed to performance, as front-end Canadian interest rates fell.

»	Long U.S. dollar positions versus the euro contributed to performance, as the euro depreciated versus the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Short-Term Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,006.20	$2.63	$1,000.00	$1,022.58	$2.65	0.52%
Administrative Class	1,000.00	1,005.40	3.39	1,000.00	1,021.83	3.41	0.67
Advisor Class	1,000.00	1,004.90	3.89	1,000.00	1,021.32	3.92	0.77

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO Short-Term Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total	Net Asset Value End of Year
Institutional Class

12/31/2018	$10.37	$0.26	$(0.09)	$0.17	$(0.24)	$(0.01)	$(0.25)	$10.29

12/31/2017	10.30	0.21	0.05	0.26	(0.19)	0.00	(0.19)	10.37

12/31/2016	10.27	0.17	0.09	0.26	(0.18)	(0.05)	(0.23)	10.30

12/31/2015	10.26	0.11	0.02	0.13	(0.11)	(0.01)	(0.12)	10.27

12/31/2014	10.27	0.08	0.01	0.09	(0.09)	(0.01)	(0.10)	10.26
Administrative Class

12/31/2018	10.37	0.24	(0.08)	0.16	(0.23)	(0.01)	(0.24)	10.29

12/31/2017	10.30	0.19	0.06	0.25	(0.18)	0.00	(0.18)	10.37

12/31/2016	10.27	0.15	0.09	0.24	(0.16)	(0.05)	(0.21)	10.30

12/31/2015	10.26	0.09	0.03	0.12	(0.10)	(0.01)	(0.11)	10.27

12/31/2014	10.27	0.06	0.01	0.07	(0.07)	(0.01)	(0.08)	10.26
Advisor Class

12/31/2018	10.37	0.23	(0.09)	0.14	(0.21)	(0.01)	(0.22)	10.29

12/31/2017	10.30	0.18	0.06	0.24	(0.17)	0.00	(0.17)	10.37

12/31/2016	10.27	0.14	0.09	0.23	(0.15)	(0.05)	(0.20)	10.30

12/31/2015	10.26	0.08	0.03	0.11	(0.09)	(0.01)	(0.10)	10.27

12/31/2014	10.27	0.05	0.01	0.06	(0.06)	(0.01)	(0.07)	10.26

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

1.68%	$8,352	0.51%	0.51%	0.45%	0.45%	2.47%	71%

2.55	6,492	0.60	0.60	0.45	0.45	2.04	161

2.52	6,534	0.48	0.48	0.45	0.45	1.66	862

1.26	5,872	0.47	0.47	0.45	0.45	1.04	756

0.86	6,217	0.46	0.46	0.45	0.45	0.76	328

1.53	233,601	0.66	0.66	0.60	0.60	2.34	71

2.40	140,075	0.75	0.75	0.60	0.60	1.88	161

2.37	136,266	0.63	0.63	0.60	0.60	1.50	862

1.11	139,039	0.62	0.62	0.60	0.60	0.91	756

0.71	108,802	0.61	0.61	0.60	0.60	0.61	328

1.43	189,730	0.76	0.76	0.70	0.70	2.22	71

2.30	153,735	0.85	0.85	0.70	0.70	1.79	161

2.27	135,645	0.73	0.73	0.70	0.70	1.40	862

1.01	125,889	0.72	0.72	0.70	0.70	0.80	756

0.61	111,808	0.71	0.71	0.70	0.70	0.51	328

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities*	$455,085
Investments in Affiliates	2,155
Financial Derivative Instruments
Exchange-traded or centrally cleared	231
Over the counter	286
Cash	19
Deposits with counterparty	3,343
Foreign currency, at value	693
Receivable for investments sold	16
Receivable for Portfolio shares sold	2,019
Interest and/or dividends receivable	2,723
Dividends receivable from Affiliates	6
Total Assets	466,576

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$32,461
Financial Derivative Instruments
Exchange-traded or centrally cleared	586
Over the counter	620
Payable for investments in Affiliates purchased	6
Deposits from counterparty	110
Payable for Portfolio shares redeemed	874
Accrued investment advisory fees	88
Accrued supervisory and administrative fees	70
Accrued distribution fees	39
Accrued servicing fees	29
Other liabilities	10
Total Liabilities	34,893

Net Assets	$431,683

Net Assets Consist of:

Paid in capital	$432,159
Distributable earnings (accumulated loss)	(476)

Net Assets	$431,683

Net Assets:

Institutional Class	$8,352
Administrative Class	233,601
Advisor Class	189,730

Shares Issued and Outstanding:

Institutional Class	812
Administrative Class	22,713
Advisor Class	18,447

Net Asset Value Per Share Outstanding:

Institutional Class	$10.29
Administrative Class	10.29
Advisor Class	10.29

Cost of investments in securities	$457,351
Cost of investments in Affiliates	$2,155
Cost of foreign currency held	$706
Cost or premiums of financial derivative instruments, net	$(785)

* Includes repurchase agreements of:	$567

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest, net of foreign taxes*	$10,695
Dividends	27
Dividends from Investments in Affiliates	139
Total Income	10,861

Expenses:

Investment advisory fees	907
Supervisory and administrative fees	726
Servicing fees - Administrative Class	281
Distribution and/or servicing fees - Advisor Class	420
Trustee fees	10
Interest expense	201
Total Expenses	2,545

Net Investment Income (Loss)	8,316

Net Realized Gain (Loss):

Investments in securities	227
Investments in Affiliates	4
Exchange-traded or centrally cleared financial derivative instruments	(77)
Over the counter financial derivative instruments	220
Short sales	66
Foreign currency	254

Net Realized Gain (Loss)	694

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(3,335)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(1,273)
Over the counter financial derivative instruments	67
Short sales	20
Foreign currency assets and liabilities	18

Net Change in Unrealized Appreciation (Depreciation)	(4,504)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,506

* Foreign tax withholdings	$11

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,316	$5,241
Net realized gain (loss)	694	1,464
Net change in unrealized appreciation (depreciation)	(4,504)	(53)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,506	6,652

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(176)	(129)
Administrative Class	(4,429)	(2,307)
Advisor Class	(3,738)	(2,297)

Total Distributions(a)	(8,343)	(4,733)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	135,218	19,938

Total Increase (Decrease) in Net Assets	131,381	21,857

Net Assets:

Beginning of year	300,302	278,445
End of year	$431,683	$300,302

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Las Vegas Sands LLC
4.272% due 03/27/2025	$389	$372

Toyota Motor Credit Corp.
3.393% due 09/28/2020 «	2,000	1,996

Total Loan Participations and Assignments (Cost $2,381)		2,368

CORPORATE BONDS & NOTES 71.2%

BANKING & FINANCE 34.0%

ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	400	394
2.750% due 09/16/2019	400	398

AerCap Ireland Capital DAC
3.750% due 05/15/2019	800	800
4.625% due 10/30/2020	200	201

AIA Group Ltd.
3.312% (US0003M + 0.520%) due 09/20/2021 ~	800	797

AIG Global Funding
3.277% (US0003M + 0.480%) due 07/02/2020 ~	500	500

Air Lease Corp.
2.125% due 01/15/2020	300	296
2.750% due 01/15/2023	700	663
3.375% due 01/15/2019	600	600
3.500% due 01/15/2022	400	394
4.750% due 03/01/2020	200	203

Aircastle Ltd.
7.625% due 04/15/2020	500	523

Allstate Corp.
3.233% (US0003M + 0.430%) due 03/29/2021 ~	200	198

Ally Financial, Inc.
3.500% due 01/27/2019	300	300
4.125% due 03/30/2020	800	794

American Tower Corp.
2.800% due 06/01/2020	500	496
3.400% due 02/15/2019	500	500

Aozora Bank Ltd.
2.750% due 03/09/2020	1,200	1,191

Assurant, Inc.
4.072% (US0003M + 1.250%) due 03/26/2021 ~	800	800

Athene Global Funding
4.038% (US0003M + 1.230%) due 07/01/2022 ~(f)	3,500	3,517

AvalonBay Communities, Inc.
2.866% (US0003M + 0.430%) due 01/15/2021 ~	300	298

Aviation Capital Group LLC
3.190% (US0003M + 0.670%) due 07/30/2021 ~	1,000	993
3.688% (US0003M + 0.950%) due 06/01/2021 ~	200	200

Axis Bank Ltd.
3.250% due 05/21/2020	200	198

Bangkok Bank PCL
4.800% due 10/18/2020	400	409

Barclays PLC
2.750% due 11/08/2019	3,100	3,080
4.009% (US0003M + 1.380%) due 05/16/2024 ~	300	286

BOC Aviation Ltd.
2.375% due 09/15/2021	700	675
2.750% due 09/18/2022	900	867
3.000% due 03/30/2020	200	199
3.609% (US0003M + 1.050%) due 05/02/2021 ~(f)	1,700	1,708

Brixmor Operating Partnership LP
3.591% (US0003M + 1.050%) due 02/01/2022 ~	600	598

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cantor Fitzgerald LP
7.875% due 10/15/2019	$400	$412

Citibank N.A.
3.061% (US0003M + 0.260%) due 09/18/2019 ~	1,000	999

Citigroup, Inc.
3.761% (US0003M + 1.023%) due 06/01/2024 ~	200	196
4.183% (US0003M + 1.380%) due 03/30/2021 ~	1,600	1,611

CNH Industrial Capital LLC
3.375% due 07/15/2019	1,500	1,489

Cooperatieve Rabobank UA
2.894% (US0003M + 0.480%) due 01/10/2023 ~	500	492

Credit Suisse Group Funding Guernsey Ltd.
4.735% (US0003M + 2.290%) due 04/16/2021 ~	2,000	2,057

Danske Bank A/S
1.650% due 09/06/2019	250	246
3.836% (US0003M + 1.060%) due 09/12/2023 ~	400	385

DBS Group Holdings Ltd.
3.257% (US0003M + 0.490%) due 06/08/2020 ~	500	500

Dexia Credit Local S.A.
2.250% due 02/18/2020	1,000	994
2.500% due 01/25/2021	500	497

Eksportfinans ASA
3.418% (US0003M + 0.800%) due 11/10/2020 ~	1,000	1,001

Emirates NBD PJSC
4.059% (US0003M + 1.550%) due 01/26/2020 ~	300	303

Erste Abwicklungsanstalt
2.977% (US0003M + 0.210%) due 03/09/2020 ~	800	802

Ford Motor Credit Co. LLC
2.021% due 05/03/2019	2,500	2,490
2.262% due 03/28/2019	1,000	997
2.343% due 11/02/2020	1,000	962
2.597% due 11/04/2019	500	495
2.989% (US0003M + 0.430%) due 11/02/2020 ~	300	292
3.448% due 08/12/2019 •	500	498
3.754% (US0003M + 0.930%) due 09/24/2020 ~	500	491

General Motors Financial Co., Inc.
2.350% due 10/04/2019	800	793
2.650% due 04/13/2020	400	394
3.150% due 01/15/2020	500	497
3.258% (US0003M + 0.850%) due 04/09/2021 ~	1,400	1,369
3.366% (US0003M + 0.930%) due 04/13/2020 ~	1,000	994
3.692% (US0003M + 1.100%) due 11/06/2021 ~	500	487

Goldman Sachs Group, Inc.
3.786% (US0003M + 1.170%) due 11/15/2021 ~(f)	1,300	1,297

Goodman U.S. Finance Two LLC
6.000% due 03/22/2022	500	532

Harley-Davidson Financial Services, Inc.
3.146% (US0003M + 0.500%) due 05/21/2020 ~	300	300
3.647% (US0003M + 0.940%) due 03/02/2021 ~	1,100	1,099

HSBC Holdings PLC
3.426% (US0003M + 0.650%) due 09/11/2021 ~	3,000	2,961
3.640% (US0003M + 1.000%) due 05/18/2024 ~	1,500	1,462

Hutchison Whampoa International Ltd.
7.625% due 04/09/2019	2,000	2,025

ICICI Bank Ltd.
3.125% due 08/12/2020	300	296
4.800% due 05/22/2019	1,700	1,707

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indian Railway Finance Corp. Ltd.
3.917% due 02/26/2019		$750	$750

International Lease Finance Corp.
5.875% due 04/01/2019		900	904
6.250% due 05/15/2019		1,500	1,513
8.250% due 12/15/2020		1,100	1,184

Intesa Sanpaolo SpA
3.875% due 01/15/2019		1,500	1,500

JPMorgan Chase & Co.
3.411% (US0003M + 0.610%) due 06/18/2022 ~		1,400	1,385

Kasikornbank PCL
3.500% due 10/25/2019		500	501

LeasePlan Corp. NV
2.875% due 01/22/2019		1,300	1,300

Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	500	587

Lloyds Bank PLC
3.079% (US0003M + 0.490%) due 05/07/2021 ~		$1,000	990

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		500	473
3.590% (US0003M + 0.800%) due 06/21/2021 ~		400	396
7.000% due 06/27/2019 •(b)(c)	GBP	250	319

Macquarie Group Ltd.
4.172% (US0003M + 1.350%) due 03/27/2024 ~		$1,800	1,763
7.625% due 08/13/2019		2,700	2,770

Mitsubishi UFJ Financial Group, Inc.
3.280% (US0003M + 0.790%) due 07/25/2022 ~		2,700	2,670
3.839% (US0003M + 1.060%) due 09/13/2021 ~		375	376

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		500	480
2.500% due 03/09/2020		1,000	990
3.252% (US0003M + 0.775%) due 07/23/2019 ~		900	901

Mitsubishi UFJ Trust & Banking Corp.
2.450% due 10/16/2019		1,000	994

Mizuho Bank Ltd.
2.650% due 09/25/2019		1,000	997

Mizuho Financial Group, Inc.
3.651% (US0003M + 0.880%) due 09/11/2022 ~		1,750	1,739
3.905% (US0003M + 1.480%) due 04/12/2021 ~		1,400	1,417

Morgan Stanley
3.168% (US0003M + 0.550%) due 02/10/2021 ~		2,300	2,275
3.414% (US0003M + 0.800%) due 02/14/2020 ~		800	800
5.500% due 01/26/2020		1,000	1,023

MUFG Bank Ltd.
2.350% due 09/08/2019		550	547

Nasdaq, Inc.
3.214% (US0003M + 0.390%) due 03/22/2019 ~		1,500	1,500

Navient Corp.
4.875% due 06/17/2019		483	481
6.625% due 07/26/2021		300	290
8.000% due 03/25/2020		800	815

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020		500	488
3.086% (US0003M + 0.650%) due 07/13/2022 ~		500	486
3.308% (US0003M + 0.520%) due 03/15/2021 ~		1,000	985
3.326% (US0003M + 0.890%) due 01/13/2022 ~		1,800	1,769
3.503% due 09/28/2022 •		1,100	1,066

Nomura Holdings, Inc.
2.750% due 03/19/2019		800	799
6.700% due 03/04/2020		400	415

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Bank Abp
3.647% (US0003M + 0.940%) due 08/30/2023 ~	$1,000	$990

NTT Finance Corp.
3.333% (US0003M + 0.530%) due 06/29/2020 ~	400	401

OMX Timber Finance Investments LLC
5.420% due 01/29/2020	1,010	1,028

ORIX Corp.
2.650% due 04/13/2021	2,500	2,440
2.900% due 07/18/2022	400	391

Protective Life Global Funding
3.333% (US0003M + 0.520%) due 06/28/2021 ~	500	496

Qatari Diar Finance Co.
5.000% due 07/21/2020	1,300	1,327

QNB Finance Ltd.
3.939% (US0003M + 1.350%) due 02/07/2020 ~	1,000	1,006
4.057% (US0003M + 1.350%) due 05/31/2021 ~	500	504
4.068% (US0003M + 1.450%) due 08/11/2021 ~	600	599

Royal Bank of Scotland Group PLC
4.086% (US0003M + 1.470%) due 05/15/2023 ~	2,900	2,815
6.400% due 10/21/2019	1,350	1,378

Santander Holdings USA, Inc.
4.450% due 12/03/2021	400	407

Santander UK Group Holdings PLC
2.875% due 10/16/2020	1,250	1,231
3.373% due 01/05/2024 •	500	475

Santander UK PLC
2.350% due 09/10/2019	1,500	1,489
3.358% (US0003M + 0.620%) due 06/01/2021 ~	500	495

Siam Commercial Bank PCL
3.500% due 04/07/2019	500	501

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	1,000	1,015

SL Green Operating Partnership LP
3.609% (US0003M + 0.980%) due 08/16/2021 ~	500	497

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	500	487
3.000% due 07/15/2022	2,000	1,941

Springleaf Finance Corp.
5.250% due 12/15/2019	100	100

Standard Chartered PLC
2.100% due 08/19/2019	3,400	3,371

Starwood Property Trust, Inc.
3.625% due 02/01/2021	300	289

State Bank of India
3.358% (US0003M + 0.950%) due 04/06/2020 ~	1,400	1,402
3.622% due 04/17/2019	600	601

Sumitomo Mitsui Banking Corp.
2.092% due 10/18/2019	500	495

Sumitomo Mitsui Financial Group, Inc.
3.205% (US0003M + 0.780%) due 07/12/2022 ~	500	497

Sumitomo Mitsui Trust Bank Ltd.
2.050% due 10/18/2019	900	892
3.249% (US0003M + 0.510%) due 03/06/2019 ~	2,500	2,501

Svenska Handelsbanken AB
3.159% (US0003M + 0.470%) due 05/24/2021 ~	400	397

Synchrony Financial
2.600% due 01/15/2019	2,300	2,299
3.000% due 08/15/2019	1,500	1,490
3.812% (US0003M + 1.230%) due 02/03/2020 ~	400	400

Toyota Motor Credit Corp.
3.040% due 05/17/2022 •	1,000	989

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Group Funding Switzerland AG
4.216% due 04/14/2021 •	$1,550	$1,575
4.264% (US0003M + 1.440%) due 09/24/2020 ~	750	760

Unibail-Rodamco SE
3.206% (US0003M + 0.770%) due 04/16/2019 ~	1,500	1,503

VEREIT Operating Partnership LP
3.000% due 02/06/2019	2,500	2,499

WEA Finance LLC
2.700% due 09/17/2019	250	249

Wells Fargo Bank N.A.
2.940% (SOFRRATE + 0.480%) due 03/25/2020 ~	4,500	4,480

		146,838

INDUSTRIALS 28.7%

21st Century Fox America, Inc.
6.900% due 03/01/2019	700	704

Alibaba Group Holding Ltd.
2.500% due 11/28/2019	700	696

Alimentation Couche-Tard, Inc.
3.279% (US0003M + 0.500%) due 12/13/2019 ~	300	299

Allergan Funding SCS
3.000% due 03/12/2020	2,000	1,993

Andeavor Logistics LP
5.500% due 10/15/2019	1,000	1,009

Anthem, Inc.
2.250% due 08/15/2019	500	497

Arrow Electronics, Inc.
3.500% due 04/01/2022	600	592

AutoNation, Inc.
5.500% due 02/01/2020	500	511

BAT Capital Corp.
2.297% due 08/14/2020	300	293
3.204% due 08/14/2020 •	300	297
3.496% (US0003M + 0.880%) due 08/15/2022 ~	2,900	2,846

BAT International Finance PLC
1.625% due 09/09/2019	300	296
2.750% due 06/15/2020	500	491

Bayer U.S. Finance LLC
2.125% due 07/15/2019	500	496
2.375% due 10/08/2019	1,000	992
3.452% (US0003M + 0.630%) due 06/25/2021 ~	400	395
3.798% (US0003M + 1.010%) due 12/15/2023 ~	1,000	957

Becton Dickinson and Co.
2.133% due 06/06/2019	1,000	994

BMW U.S. Capital LLC
2.984% (US0003M + 0.370%) due 08/14/2020 ~	500	496
3.118% (US0003M + 0.500%) due 08/13/2021 ~	1,200	1,189

Broadcom Corp.
2.375% due 01/15/2020	3,900	3,852

Cardinal Health, Inc.
3.558% (US0003M + 0.770%) due 06/15/2022 ~	1,400	1,385

Central Nippon Expressway Co. Ltd.
2.079% due 11/05/2019	1,000	991
2.170% due 08/05/2019	600	597
2.381% due 09/17/2020	800	787
3.119% (US0003M + 0.560%) due 11/02/2021 ~	2,000	1,986
3.122% (US0003M + 0.540%) due 08/04/2020 ~	1,000	998
3.548% (US0003M + 0.810%) due 03/03/2022 •	2,500	2,499
3.599% (US0003M + 0.970%) due 02/16/2021 ~	1,000	1,005

Charter Communications Operating LLC
3.579% due 07/23/2020	800	799
4.191% (US0003M + 1.650%) due 02/01/2024 ~	3,400	3,345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cigna Corp.
3.326% (US0003M + 0.890%) due 07/15/2023 ~	$1,000	$985
3.438% (US0003M + 0.650%) due 09/17/2021 ~(f)	1,000	986

Cigna Holding Co.
5.125% due 06/15/2020	500	513

CNPC General Capital Ltd.
2.750% due 05/14/2019	700	700

Comcast Corp.
3.237% (US0003M + 0.440%) due 10/01/2021 ~	900	892

Conagra Brands, Inc.
3.219% (US0003M + 0.750%) due 10/22/2020 ~	200	199

Constellation Brands, Inc.
3.209% (US0003M + 0.700%) due 11/15/2021 ~	300	297

Continental Airlines Pass-Through Trust
5.500% due 04/29/2022	132	134
6.545% due 08/02/2020	72	72

CVS Health Corp.
3.487% (US0003M + 0.720%) due 03/09/2021 ~	400	397

D.R. Horton, Inc.
3.750% due 03/01/2019	400	400

DAE Funding LLC
4.000% due 08/01/2020	300	293

Daimler Finance North America LLC
2.972% (US0003M + 0.390%) due 05/04/2020 ~	1,500	1,492
3.048% (US0003M + 0.430%) due 02/12/2021 ~	500	495
3.112% (US0003M + 0.530%) due 05/05/2020 ~	2,175	2,168

Dell International LLC
3.480% due 06/01/2019	3,600	3,590
4.420% due 06/15/2021	200	200

Delta Air Lines, Inc.
2.875% due 03/13/2020	1,255	1,247
3.625% due 03/15/2022	250	245

Deutsche Telekom International Finance BV
1.500% due 09/19/2019	800	789

Discovery Communications LLC
2.750% due 11/15/2019	1,000	990
3.502% (US0003M + 0.710%) due 09/20/2019 ~	300	300

Dominion Energy Gas Holdings LLC
3.388% (US0003M + 0.600%) due 06/15/2021 ~(f)	400	399

DXC Technology Co.
3.688% (US0003M + 0.950%) due 03/01/2021 ~	308	308

EMC Corp.
2.650% due 06/01/2020	700	672

Enbridge, Inc.
2.814% (US0003M + 0.400%) due 01/10/2020 ~	1,700	1,695

Encana Corp.
6.500% due 05/15/2019	500	505

Energy Transfer Operating LP
9.000% due 04/15/2019	400	407
9.700% due 03/15/2019	500	506

Enterprise Products Operating LLC
6.500% due 01/31/2019	2,800	2,806

EQT Corp.
8.125% due 06/01/2019	1,800	1,831

Equifax, Inc.
3.486% (US0003M + 0.870%) due 08/15/2021 ~	950	940

Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	1,100	1,113

GATX Corp.
3.302% (US0003M + 0.720%) due 11/05/2021 ~	1,000	990

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Electric Co.
2.100% due 12/11/2019	$1,000	$983
5.000% due 01/21/2021 •(b)	2,500	1,916

General Mills, Inc.
3.459% (US0003M + 1.010%) due 10/17/2023 ~	200	195
6.610% due 10/15/2022	500	528

General Motors Co.
3.389% (US0003M + 0.800%) due 08/07/2020 ~	400	396

Georgia-Pacific LLC
2.539% due 11/15/2019	600	596

Harris Corp.
3.000% (US0003M + 0.480%) due 04/30/2020 ~	1,000	997
3.166% due 02/27/2019 ~	600	600

HCA, Inc.
4.250% due 10/15/2019	900	899

Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	1,300	1,286
3.059% (US0003M + 0.720%) due 10/05/2021 ~	1,000	992

Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019	500	512

Hyundai Capital America
1.750% due 09/27/2019	1,000	987
2.000% due 07/01/2019	800	795
2.500% due 03/18/2019	300	299
2.550% due 02/06/2019	300	300
3.348% due 07/08/2021 •	400	399
3.596% (US0003M + 0.820%) due 03/12/2021 ~	800	794
3.601% due 09/18/2020 •	600	598

Imperial Brands Finance PLC
2.950% due 07/21/2020	950	936

Incitec Pivot Finance LLC
6.000% due 12/10/2019	1,500	1,533

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	400	401

Kinder Morgan Energy Partners LP
2.650% due 02/01/2019	300	300

Kinder Morgan, Inc.
3.050% due 12/01/2019	850	845

KLA-Tencor Corp.
3.375% due 11/01/2019	150	150

Kraft Heinz Foods Co.
3.188% (US0003M + 0.570%) due 02/10/2021 ~	1,000	992

Marriott International, Inc.
3.229% (US0003M + 0.600%) due 12/01/2020 ~	1,000	998

Masco Corp.
3.500% due 04/01/2021	200	199

McDonald’s Corp.
2.939% (US0003M + 0.430%) due 10/28/2021 ~	500	497

MGM Resorts International
6.750% due 10/01/2020	400	412
8.625% due 02/01/2019	300	302

Minera y Metalurgica del Boleo SAPI de C.V.
2.875% due 05/07/2019	900	899

Molson Coors Brewing Co.
1.450% due 07/15/2019	1,000	990

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	500	493

Mylan NV
2.500% due 06/07/2019	1,547	1,540
3.750% due 12/15/2020	200	200

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	300	304

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	200	193

Penske Truck Leasing Co. LP
3.050% due 01/09/2020	600	597

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
8.000% due 05/03/2019	$500	$507

Petronas Capital Ltd.
5.250% due 08/12/2019	1,300	1,317

Phillips 66
3.289% (US0003M + 0.600%) due 02/26/2021 ~	500	495

QUALCOMM, Inc.
3.250% (US0003M + 0.730%) due 01/30/2023 ~(f)	200	199

QVC, Inc.
3.125% due 04/01/2019	1,200	1,197

Reckitt Benckiser Treasury Services PLC
3.384% (US0003M + 0.560%) due 06/24/2022 ~(f)	1,300	1,278

RELX Capital, Inc.
8.625% due 01/15/2019	319	320

Reynolds American, Inc.
3.250% due 06/12/2020	500	497
4.000% due 06/12/2022	100	99

Rockies Express Pipeline LLC
6.000% due 01/15/2019	1,000	1,001

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	200	206
6.250% due 03/15/2022	100	105

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	4,700	4,635

Southern Co.
3.104% (US0003M + 0.490%) due 02/14/2020 ~	1,000	998
3.503% (US0003M + 0.700%) due 09/30/2020 ~	600	598

Southwest Airlines Co.
2.750% due 11/06/2019	500	498

Spectra Energy Partners LP
3.451% (US0003M + 0.700%) due 06/05/2020 ~	200	199

Spirit AeroSystems, Inc.
3.588% (US0003M + 0.800%) due 06/15/2021 ~	300	298

Syngenta Finance NV
3.698% due 04/24/2020	1,100	1,092

Takeda Pharmaceutical Co. Ltd.
3.800% due 11/26/2020	1,600	1,610

Telefonica Emisiones S.A.
5.134% due 04/27/2020	400	408
5.877% due 07/15/2019	1,000	1,012

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019	1,500	1,480

Textron, Inc.
3.168% (US0003M + 0.550%) due 11/10/2020 ~	600	595

Time Warner Cable LLC
5.000% due 02/01/2020	500	507
8.750% due 02/14/2019	300	302

United Technologies Corp.
3.279% (US0003M + 0.650%) due 08/16/2021 ~	1,300	1,296

VMware, Inc.
2.300% due 08/21/2020	1,200	1,176
2.950% due 08/21/2022	200	191

Volkswagen Group of America Finance LLC
2.400% due 05/22/2020	1,000	985
2.450% due 11/20/2019	1,400	1,387
2.450% due 11/20/2019 (f)	1,500	1,486
3.388% (US0003M + 0.770%) due 11/13/2020 ~	1,000	994

Vulcan Materials Co.
3.388% (US0003M + 0.600%) due 06/15/2020 ~	400	398

Wabtec Corp.
3.838% (US0003M + 1.050%) due 09/15/2021 ~	900	897

Woodside Finance Ltd.
4.600% due 05/10/2021	900	911

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Xerox Corp.
2.750% due 03/15/2019	$500	$498

ZF North America Capital, Inc.
4.000% due 04/29/2020	150	149

Zimmer Biomet Holdings, Inc.
3.554% (US0003M + 0.750%) due 03/19/2021 ~	1,000	991

Zoetis, Inc.
3.085% (US0003M + 0.440%) due 08/20/2021 ~	400	397

		123,905

SPECIALTY FINANCE 1.4%

CIMIC Group Ltd.
1.000% due 06/03/2019 (d)	4,000	3,916

Lloyds Banking Group PLC
3.000% due 02/04/2019 (d)	700	700
3.536% due 09/04/2019 (d)	400	399
3.536% due 09/02/2020 (d)	400	397
3.536% due 09/02/2021 (d)	400	396

		5,808

UTILITIES 7.1%

AT&T, Inc.
3.386% (US0003M + 0.950%) due 07/15/2021 ~	1,700	1,695
3.488% (US0003M + 0.750%) due 06/01/2021 ~	300	298
3.504% (US0003M + 0.890%) due 02/15/2023 ~	1,100	1,081
3.956% (US0003M + 1.180%) due 06/12/2024 ~	600	582

BellSouth LLC
4.333% due 04/26/2021	400	401

BP Capital Markets PLC
3.658% (US0003M + 0.870%) due 09/16/2021 ~	2,000	2,022

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	500	496

CLP Power HK Finance Ltd.
4.750% due 03/19/2020	1,000	1,017

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	1,100	1,090

Duke Energy Corp.
3.114% (US0003M + 0.500%) due 05/14/2021 ~	1,300	1,294

Duke Energy Kentucky, Inc.
4.650% due 10/01/2019	1,000	1,010

Emera U.S. Finance LP
2.150% due 06/15/2019	500	496

Enable Midstream Partners LP
2.400% due 05/15/2019	1,000	994

Entergy Texas, Inc.
7.125% due 02/01/2019	1,000	1,003

Exelon Generation Co. LLC
2.950% due 01/15/2020	500	498

Israel Electric Corp. Ltd.
7.250% due 01/15/2019	199	199
9.375% due 01/28/2020	1,100	1,169

Mississippi Power Co.
3.472% (US0003M + 0.650%) due 03/27/2020 ~	600	599

NextEra Energy Capital Holdings, Inc.
3.107% (US0003M + 0.400%) due 08/21/2020 ~	1,500	1,499

Pennsylvania Electric Co.
5.200% due 04/01/2020	300	308

Plains All American Pipeline LP
2.600% due 12/15/2019	900	887

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	66	67

Sempra Energy
2.936% (US0003M + 0.500%) due 01/15/2021 ~	250	246

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.238% (US0003M + 0.450%) due 03/15/2021 ~	$800	$784

Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019	800	792
2.125% due 05/03/2019	2,000	1,994
2.250% due 09/13/2020	700	687
2.500% due 04/28/2020	700	692
2.750% due 04/10/2019	500	500

Southern Power Co.
3.342% (US0003M + 0.550%) due 12/20/2020 ~	1,405	1,388

Sprint Capital Corp.
6.900% due 05/01/2019	300	303

State Grid Overseas Investment Ltd.
2.750% due 05/07/2019	400	400

Verizon Communications, Inc.
3.716% (US0003M + 1.100%) due 05/15/2025 ~	2,300	2,232

Vodafone Group PLC
3.426% (US0003M + 0.990%) due 01/16/2024 ~	1,400	1,367

WGL Holdings, Inc.
3.326% (US0003M + 0.550%) due 03/12/2020 ~	500	497

		30,587

Total Corporate Bonds & Notes (Cost $309,754)		307,138

MUNICIPAL BONDS & NOTES 0.6%

ARKANSAS 0.0%

Arkansas Student Loan Authority Revenue Bonds, Series 2010
3.589% due 11/25/2043 •	77	78

CALIFORNIA 0.4%

California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	336	336

California State General Obligation Bonds, Series 2017
3.127% (US0001M + 0.780%) due 04/01/2047 ~	1,300	1,307

		1,643

UTAH 0.1%

Utah State Board of Regents Revenue Bonds, Series 2011
3.391% (US0003M + 0.850%) due 05/01/2029 ~	502	503

WASHINGTON 0.1%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.760% (MUNIPSA + 1.050%) due 01/01/2042 ~	300	305

Total Municipal Bonds & Notes (Cost $2,516)		2,529

U.S. GOVERNMENT AGENCIES 8.0%

Fannie Mae
2.375% due 12/25/2036 •	5	5
2.626% due 03/25/2034 •	3	3
2.656% due 08/25/2034 •	1	1
2.706% due 02/25/2037 •	42	42
2.856% due 05/25/2042 •	4	4
3.056% due 09/25/2041 •	80	80
3.186% due 12/25/2037 •	37	38
3.253% due 03/01/2044 - 07/01/2044 •	14	15
3.500% due 10/01/2047	12,407	12,418
4.000% due 07/01/2048	8,879	9,060
4.000% due 11/01/2048 (f)	9,218	9,406
4.630% due 10/01/2031 •	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
2.355% due 12/25/2036 •	$4	$4
2.905% due 09/15/2041 •	24	24
3.155% due 02/15/2038 •	30	31
3.156% due 02/25/2045 •	60	60
3.357% due 10/25/2044 •	56	56
3.557% due 07/25/2044 •	21	22

Ginnie Mae
2.864% due 04/20/2062 •	230	231
2.914% due 10/20/2065 •	495	497
3.014% due 02/20/2062 •	188	189
3.114% due 01/20/2066 - 05/20/2066 •	574	582
3.164% due 11/20/2066 •	570	579
3.314% due 01/20/2066 - 03/20/2066 •	1,268	1,296
3.375% due 02/20/2032 •	4	4

NCUA Guaranteed Notes
2.737% due 12/07/2020 •	47	48

Total U.S. Government Agencies (Cost $34,130)		34,696

U.S. TREASURY OBLIGATIONS 4.9%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2022	6,863	6,642
0.625% due 04/15/2023	499	491
0.750% due 07/15/2028 (f)	14,104	13,816

Total U.S. Treasury Obligations (Cost $20,886)		20,949

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.0%

AREIT Trust
3.287% due 11/14/2035 •	1,000	989

Atrium Hotel Portfolio Trust
3.405% due 06/15/2035 •	700	697

Bancorp Commercial Mortgage Trust
3.355% due 09/15/2035 •	973	972

Bear Stearns Adjustable Rate Mortgage Trust
4.689% due 01/25/2034 ~	2	2

Bear Stearns ALT-A Trust
4.209% due 09/25/2035 ^~	12	10

BX Trust
3.375% due 07/15/2034 •	216	214

Citigroup Commercial Mortgage Trust
3.305% due 07/15/2032 •	500	499

Citigroup Mortgage Loan Trust, Inc.
4.680% due 09/25/2035 •	4	4

Civic Mortgage LLC
4.349% due 11/25/2022 Ø	762	762

Cold Storage Trust
3.455% due 04/15/2036 •	800	787

Commercial Mortgage Trust
3.051% due 03/10/2046 •	290	288

Countrywide Home Loan Reperforming REMIC Trust
2.846% due 06/25/2035 •	7	7

Credit Suisse First Boston Mortgage Securities Corp.
2.885% due 03/25/2032 ~	2	2
3.884% due 06/25/2033 ~	6	6

Credit Suisse Mortgage Capital Trust
3.205% due 07/15/2032 •	1,000	995

GPMT Ltd.
3.379% due 11/21/2035 •	500	494

Great Wolf Trust
3.455% due 09/15/2034 •	400	393

GreenPoint Mortgage Funding Trust
2.946% due 06/25/2045 •	19	19

GS Mortgage Securities Corp. Trust
3.155% due 07/15/2032 •	400	396

GS Mortgage Securities Trust
3.648% due 01/10/2047	500	506

GSR Mortgage Loan Trust
4.300% due 09/25/2035 ~	6	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
2.910% due 05/19/2035 •	$25	$24

Holmes Master Issuer PLC
2.796% due 10/15/2054 •	1,000	997
2.856% due 10/15/2054 •	3,600	3,592

Impac CMB Trust
3.146% due 03/25/2035 •	187	182

JPMorgan Chase Commercial Mortgage Securities Trust
3.217% due 07/15/2034 •	1,000	991
3.365% due 06/15/2035 •	500	497
3.455% due 06/15/2032 •	400	393

Ladder Capital Commercial Mortgage Mortgage Trust
3.335% due 09/15/2034 •	1,050	1,046

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.895% due 12/15/2030 •	3	2

Morgan Stanley Capital Trust
3.305% due 11/15/2034 •	800	792

MortgageIT Trust
3.146% due 02/25/2035 •	197	196

Motel 6 Trust
3.375% due 08/15/2034 •	1,435	1,413

Nomura Resecuritization Trust
4.084% due 12/26/2036 •	228	227

PFP Ltd.
3.335% due 07/14/2035 •	206	204

RBSSP Resecuritization Trust
2.815% due 10/26/2036 •	7	7
4.396% due 10/25/2035 ~	245	246

Sequoia Mortgage Trust
3.127% due 02/20/2034 •	227	217

Structured Asset Mortgage Investments Trust
2.720% due 07/19/2035 •	4	4
2.966% due 05/25/2045 •	27	26
3.130% due 09/19/2032 •	1	1

WaMu Mortgage Pass-Through Certificates Trust
3.157% due 02/25/2046 •	14	14
3.157% due 08/25/2046 •	18	17
3.357% due 11/25/2042 •	7	7
3.557% due 06/25/2042 •	1	1

Wells Fargo Commercial Mortgage Trust
3.282% due 12/13/2031 •	500	498

Wells Fargo-RBS Commercial Mortgage Trust
3.245% due 12/15/2045 •	925	929
3.655% due 06/15/2045 •	1,200	1,202

Total Non-Agency Mortgage-Backed Securities (Cost $21,938)		21,774

ASSET-BACKED SECURITIES 12.6%

Ally Auto Receivables Trust
2.640% due 02/16/2021	458	457

Bank of The West Auto Trust
1.780% due 02/15/2021	454	452

Bayview Opportunity Master Fund Trust
3.352% due 11/28/2032 Ø	54	54
3.844% due 04/28/2033 Ø	200	201
4.090% due 05/28/2033 Ø	327	328

CARDS Trust
2.715% due 10/17/2022 •	1,000	999
2.805% due 04/17/2023 •	1,000	1,002

Chesapeake Funding LLC
1.910% due 08/15/2029	709	700
3.230% due 08/15/2030	1,000	1,005

Colony American Finance Ltd.
2.544% due 06/15/2048	96	95

Commonbond Student Loan Trust
2.550% due 05/25/2041	246	238

Countrywide Asset-Backed Certificates
3.246% due 05/25/2032 •	1	1

Credit Suisse First Boston Mortgage Securities Corp.
3.246% due 08/25/2032 •	2	2

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	318	319

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dorchester Park CLO DAC
3.369% due 04/20/2028 •	$500	$496

Drug Royalty LP
5.286% due 07/15/2023 •	57	57

ECMC Group Student Loan Trust
3.256% due 02/27/2068 •	626	626

Edsouth Indenture LLC
3.236% due 04/25/2039 •	83	82

EFS Volunteer LLC
3.340% due 10/25/2035 •	358	358

Emerson Park CLO Ltd.
3.416% due 07/15/2025 •	152	152

Enterprise Fleet Financing LLC
3.140% due 02/20/2024	700	700

Evans Grove CLO Ltd.
3.627% due 05/28/2028 •	1,700	1,688

Figueroa CLO Ltd.
3.336% due 01/15/2027 •	1,000	999
3.642% due 06/20/2027 •	500	497

Ford Credit Floorplan Master Owner Trust
2.855% due 10/15/2023 •	1,000	998

Fremont Home Loan Trust
3.241% due 01/25/2035 •	400	394

Gallatin CLO Ltd.
3.485% due 01/21/2028 •	1,200	1,195
3.486% (US0003M + 1.050%) due 07/15/2027 ~	1,300	1,295

GMF Floorplan Owner Revolving Trust
2.775% due 09/15/2022 •	400	400
3.500% due 09/15/2023	1,900	1,925

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032	500	502

Jamestown CLO Ltd.
3.306% due 01/15/2028 •	500	493

Long Beach Mortgage Loan Trust
3.481% due 04/25/2035 •	1,000	1,000

LP Credit Card ABS Master Trust
3.830% due 08/20/2024 •	851	853

Marlette Funding Trust
3.060% due 07/17/2028	189	189
3.710% due 12/15/2028	975	978

Master Credit Card Trust
2.969% due 07/21/2024 •	500	499

MASTR Asset-Backed Securities Trust
2.556% due 11/25/2036 •	2	1

MMAF Equipment Finance LLC
2.920% due 07/12/2021	496	496

Mountain Hawk CLO Ltd.
3.289% due 07/20/2024 •	738	736

Mountain View CLO Ltd.
3.236% due 10/15/2026 •	1,000	998

Navient Private Education Loan Trust
2.650% due 12/15/2028	135	133

Navient Student Loan Trust
3.430% due 12/15/2059	1,000	1,005
3.656% due 03/25/2066 •	1,731	1,739

Nelnet Student Loan Trust
3.206% due 09/27/2038 •	2,376	2,394
4.327% due 11/25/2024 •	341	344

Northstar Education Finance, Inc.
3.206% due 12/26/2031 •	53	53

NovaStar Mortgage Funding Trust
3.166% due 01/25/2036 •	400	397

Oaktree CLO Ltd.
3.689% due 10/20/2026 •	2,000	2,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OneMain Financial Issuance Trust
2.370% due 09/14/2032	$500	$492

OSCAR U.S. Funding Trust LLC
2.910% due 04/12/2021	467	467
3.150% due 08/10/2021	500	500

Palmer Square CLO Ltd.
3.466% due 08/15/2026 •	953	947

Penarth Master Issuer PLC
2.905% due 09/18/2022 •	500	499

Progress Residential Trust
3.855% due 01/17/2034 •	599	601

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024	338	337

Renaissance Home Equity Loan Trust
2.866% due 11/25/2034 •	4	4
3.195% due 08/25/2033 •	4	4
3.506% due 12/25/2033 •	16	16

Residential Asset Mortgage Products Trust
3.186% due 05/25/2035 •	300	297

RMAT LP
4.090% due 05/25/2048 Ø	759	759

SBA Tower Trust
2.898% due 10/15/2044 Ø	300	298

SLC Student Loan Trust
2.676% due 05/15/2029 •	845	836
2.898% due 03/15/2027 •	1,179	1,174

SLM Student Loan Trust
2.600% due 01/25/2027 •	691	690
2.956% due 09/25/2043 •	880	875
3.258% due 12/15/2027 •	532	532
3.990% due 04/25/2023 •	1,360	1,372

SMB Private Education Loan Trust
2.775% due 12/16/2024 •	723	723
3.905% due 02/17/2032 •	159	162

SoFi Consumer Loan Program LLC
2.200% due 11/25/2026	91	90
2.500% due 05/26/2026	580	573
2.770% due 05/25/2026	182	181

SoFi Consumer Loan Program Trust
2.930% due 04/26/2027	341	340
3.200% due 08/25/2027	752	750

SoFi Professional Loan Program LLC
2.720% due 10/27/2036	196	193
4.106% due 06/25/2025 •	67	67

SoFi Professional Loan Program Trust
3.080% due 01/25/2048	453	452

Sound Point CLO Ltd.
3.296% due 04/15/2027 •	1,400	1,394

Springleaf Funding Trust
2.680% due 07/15/2030	600	590

Trillium Credit Card Trust
2.756% due 02/27/2023 •	1,500	1,497

Utah State Board of Regents
3.256% due 01/25/2057 •	1,715	1,713

Venture CLO Ltd.
3.316% due 04/15/2027 •	1,700	1,682

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø	872	866

Total Asset-Backed Securities (Cost $54,588)		54,498

SOVEREIGN ISSUES 1.5%

Export-Import Bank of India
2.750% due 04/01/2020	300	297
2.750% due 08/12/2020	600	591
3.646% (US0003M + 1.000%) due 08/21/2022 ~	700	700
3.875% due 10/02/2019	500	502

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Bank for International Cooperation
3.259% (US0003M + 0.570%) due 02/24/2020 ~	$2,200	$2,212

Japan Finance Organization for Municipalities
2.125% due 03/06/2019	1,000	999

Tokyo Metropolitan Government
2.500% due 06/08/2022	1,000	983

Total Sovereign Issues (Cost $6,309)		6,284

SHORT-TERM INSTRUMENTS 1.1%

CERTIFICATES OF DEPOSIT 0.5%

Itau CorpBanca
2.570% due 01/11/2019	700	700

Lloyds Bank Corporate Markets PLC
2.908% (US0003M + 0.500%) due 10/26/2020 ~	900	900
3.324% (US0003M + 0.500%) due 09/24/2020 ~	700	700

		2,300

COMMERCIAL PAPER 0.5%

AT&T, Inc.
3.000% due 05/28/2019	250	247

Campbell Soup Co.
2.900% due 01/15/2019	250	250

CNH Industrial Capital LLC
3.500% due 05/09/2019	400	395

Ford Motor Credit Co.
2.935% due 01/04/2019	500	500

VW CR, Inc.
3.050% due 07/02/2019	600	590

		1,982

REPURCHASE AGREEMENTS (e) 0.1%
		567

Total Short-Term Instruments (Cost $4,849)		4,849

Total Investments in Securities (Cost $457,351)		455,085

	SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%

PIMCO Short-Term Floating NAV Portfolio III	218,048	2,155

Total Short-Term Instruments (Cost $2,155)		2,155

Total Investments in Affiliates (Cost $2,155)		2,155

Total Investments 105.9% (Cost $459,506)		$457,240

Financial Derivative Instruments (g)(h) (0.2)% (Cost or Premiums, net $(785))		(689)

Other Assets and Liabilities, net (5.7)%		(24,868)

Net Assets 100.0%		$431,683

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

^	Security is in default.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Principal amount of security is adjusted for inflation.

(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(c)	Contingent convertible security.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	1.000%	06/03/2019	12/19/2018	$3,916	$3,916	0.91%
Lloyds Banking Group PLC	3.000	02/04/2019	09/18/2017	700	700	0.16
Lloyds Banking Group PLC	3.536	09/04/2019	05/22/2018	400	399	0.09
Lloyds Banking Group PLC	3.536	09/02/2020	05/22/2018	400	397	0.09
Lloyds Banking Group PLC	3.536	09/02/2021	05/22/2018	400	396	0.09

				$ 5,816	$5,808	1.34%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$567	U.S. Treasury Notes 2.875% due 09/30/2023	$(582)	$567	$567

Total Repurchase Agreements						$(582)	$567	$567

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.500%	12/17/2018	01/08/2019	$(13,149)	$(13,163)
CIW	2.850	12/19/2018	01/18/2019	(10,395)	(10,407)
CSN	2.720	12/13/2018	01/14/2019	(8,878)	(8,891)

Total Reverse Repurchase Agreements					$(32,461)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(13,163)	$0	$(13,163)	$13,224	$61
CIW	0	(10,407)	0	(10,407)	10,870	463
CSN	0	(8,891)	0	(8,891)	9,406	515
FICC	567	0	0	567	(582)	(15)

Total Borrowings and Other Financing Transactions	$567	$(32,461)	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(10,407)	$0	$0	$(10,407)
U.S. Government Agencies	0	(8,891)	0	0	(8,891)
U.S. Treasury Obligations	0	(13,163)	0	0	(13,163)

Total Borrowings	$0	$(32,461)	$0	$0	$(32,461)

Payable for reverse repurchase agreements					$(32,461)

(f)	Securities with an aggregate market value of $33,500 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(8,989) at a weighted average interest rate of 2.131%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$129.500	02/22/2019	21	$	21	$0	$1
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	132.000	02/22/2019	44		44	0	1
Put - CBOT U.S. Treasury 2-Year Note March 2019 Futures	103.250	02/22/2019	198		396	2	0
Put - CBOT U.S. Treasury 2-Year Note March 2019 Futures	103.500	02/22/2019	6		12	0	0
Put - CBOT U.S. Treasury 2-Year Note March 2019 Futures	103.750	02/22/2019	43		86	0	0
Call - CBOT U.S. Treasury 5-Year Note March 2019 Futures	120.000	02/22/2019	323		323	3	4
Call - CBOT U.S. Treasury 5-Year Note March 2019 Futures	120.250	02/22/2019	102		102	1	1
Call - CBOT U.S. Treasury 5-Year Note March 2019 Futures	120.500	02/22/2019	553		553	5	3

Total Purchased Options						$11	$10

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Canada Bankers Acceptance December Futures	12/2019	149	$	26,673	$146	$8	$0
3-Month Canada Bankers Acceptance June Futures	06/2020	146		26,142	189	13	0
3-Month Canada Bankers Acceptance March Futures	03/2020	47		8,415	50	3	0
30-Day Federal Fund February Futures	02/2019	206		83,780	(4)	0	0
90-Day Eurodollar December Futures	12/2019	111		27,015	15	3	0
90-Day Eurodollar March Futures	03/2019	214		52,050	58	0	0
U.S. Treasury 2-Year Note March Futures	03/2019	1,007		213,799	1,465	142	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	03/2019	1,338		211,173	(21)	11	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	270		42,564	(10)	2	(6)

					$1,888	$182	$(6)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	111	$	(27,065)	$(22)	$0	$(10)
90-Day Eurodollar March Futures	03/2020	232		(56,518)	(340)	0	(12)
U.S. Treasury 5-Year Note March Futures	03/2019	1,181		(135,446)	(2,143)	0	(295)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2019	33		(5,302)	(279)	0	(20)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	03/2020	631		(99,393)	0	10	(20)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	03/2022	707	$	(111,094)	$(18)	$0	$(56)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	270		(42,499)	(3)	3	(13)

					$(2,805)	$13	$(426)

Total Futures Contracts					$(917)	$195	$(432)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2020	1.653%	$	100	$(2)	$1	$(1)	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	2.039		400	(12)	(6)	(18)	0	0

							$(14)	$(5)	$(19)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	19,000	$(995)	$575	$(420)	$0	$(32)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(6)	3-Month USD-LIBOR	12.500%	Quarterly	06/21/2020	$226,000	$7	$(20)	$(13)	$17	$0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023	52,800	201	(611)	(410)	0	(103)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028	5,000	84	(204)	(120)	0	(19)

						$292	$(835)	$(543)	$17	$(122)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.139%	Quarterly	05/10/2021	54,350	$0	$(11)	$(11)	$5	$0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.136%	Quarterly	05/11/2021	27,200	0	(4)	(4)	2	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.139%	Quarterly	05/14/2021	34,050	0	(9)	(9)	2	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.095%	Quarterly	05/21/2022	18,600	0	10	10	0	0

					$0	$(14)	$(14)	$9	$0

Total Swap Agreements					$(717)	$(279)	$(996)	$26	$(154)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$10	$195	$26	$231	$0	$(432)	$(154)	$(586)

Cash of $3,343 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	EUR	11,728		$13,389	$0	$(57)
CBK	01/2019		4,178		4,764	0	(26)
	01/2019	GBP	528		673	0	0
GLM	01/2019		141		178	0	(2)
JPM	01/2019	JPY	365,600		3,233	0	(104)
	01/2019		$527	EUR	461	2	0
	01/2019		41	MXN	792	0	(1)
RYL	01/2019		8,579	JPY	955,000	137	0
SCX	01/2019	CAD	272		$204	4	0
SSB	01/2019		$2,146	JPY	242,300	65	0
UAG	01/2019	JPY	1,131,100		$9,985	0	(338)
	01/2019		$2,670	JPY	301,100	78	0

Total Forward Foreign Currency Contracts						$286	$(528)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	0.850%	01/16/2019	$2,400	$(3)	$(7)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019	5,000	(7)	(8)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019	1,200	(3)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019	3,000	(6)	(6)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019	1,900	(2)	(3)
BRC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019	2,100	(2)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019	3,200	(6)	(5)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019	1,200	(2)	(3)
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	01/16/2019	2,100	(3)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019	11,900	(10)	(7)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019	4,700	(9)	(15)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019	1,800	(4)	(4)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019	3,600	(4)	(6)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	2,600	(4)	(5)
JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019	2,100	(4)	(6)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019	2,200	(4)	(4)
MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019	4,200	(6)	(7)

Total Written Options						$(79)	$(92)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	21

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(57)	$(27)	$0	$(84)	$(84)	$0	$(84)
BRC	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
CBK	0	0	0	0	(26)	(28)	0	(54)	(54)	0	(54)
GLM	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
GST	0	0	0	0	0	(11)	0	(11)	(11)	0	(11)
JPM	2	0	0	2	(105)	(10)	0	(115)	(113)	0	(113)
MYC	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
RYL	137	0	0	137	0	0	0	0	137	(110)	27
SCX	4	0	0	4	0	0	0	0	4	0	4
SSB	65	0	0	65	0	0	0	0	65	0	65
UAG	78	0	0	78	(338)	0	0	(338)	(260)	0	(260)

Total Over the Counter	$286	$0	$0	$286	$(528)	$(92)	$0	$(620)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	195	195
Swap Agreements	0	0	0	0	26	26

	$0	$0	$0	$0	$231	$231

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$286	$0	$286

	$0	$0	$0	$286	$231	$517

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$432	$432
Swap Agreements	0	32	0	0	122	154

	$0	$32	$0	$0	$554	$586

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$528	$0	$528
Written Options	0	92	0	0	0	92

	$0	$92	$0	$528	$0	$620

	$0	$124	$0	$528	$554	$1,206

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(21)	$(21)
Written Options	0	0	0	0	15	15
Futures	0	0	0	0	205	205
Swap Agreements	0	(313)	0	0	37	(276)

	$0	$(313)	$0	$0	$236	$(77)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$286	$0	$286
Purchased Options	0	0	0	0	24	24
Written Options	0	52	0	22	(164)	(90)

	$0	$52	$0	$308	$(140)	$220

	$0	$(261)	$0	$308	$96	$143

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(1,037)	(1,037)
Swap Agreements	0	467	0	0	(702)	(235)

	$0	$467	$0	$0	$(1,740)	$(1,273)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$80	$0	$80
Written Options	0	(13)	0	0	0	(13)

	$0	$(13)	$0	$80	$0	$67

	$0	$454	$0	$80	$(1,740)	$(1,206)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$372	$1,996	$2,368
Corporate Bonds & Notes
Banking & Finance	0	146,838	0	146,838
Industrials	0	123,905	0	123,905
Specialty Finance	0	5,808	0	5,808
Utilities	0	30,587	0	30,587
Municipal Bonds & Notes
Arkansas	0	78	0	78
California	0	1,643	0	1,643
Utah	0	503	0	503
Washington	0	305	0	305
U.S. Government Agencies	0	34,696	0	34,696
U.S. Treasury Obligations	0	20,949	0	20,949
Non-Agency Mortgage-Backed Securities	0	21,774	0	21,774
Asset-Backed Securities	0	54,498	0	54,498
Sovereign Issues	0	6,284	0	6,284
Short-Term Instruments
Certificates of Deposit	0	2,300	0	2,300
Commercial Paper	0	1,982	0	1,982
Repurchase Agreements	0	567	0	567

	$0	$453,089	$1,996	$455,085

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,155	$0	$0	$2,155

Total Investments	$2,155	$453,089	$1,996	$457,240

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	195	36	0	231
Over the counter	0	286	0	286

	$195	$322	$0	$517

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(432)	(154)	0	(586)
Over the counter	0	(620)	0	(620)

	$(432)	$(774)	$0	$(1,206)

Total Financial Derivative Instruments	$(237)	$(452)	$0	$(689)

Totals	$1,918	$452,637	$1,996	$456,551

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Short-Term Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these

ANNUAL REPORT	DECEMBER 31, 2018	25

Notes to Financial Statements (Cont.)

amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the

ANNUAL REPORT	DECEMBER 31, 2018	27

Notes to Financial Statements (Cont.)

significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

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Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$7,212	$318,040	$(323,100)	$4	$(1)	$2,155	$139	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be

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Notes to Financial Statements (Cont.)

significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may

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have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2018 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be

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Notes to Financial Statements (Cont.)

terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market

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risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold

(“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance

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Notes to Financial Statements (Cont.)

and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

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If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party

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Notes to Financial Statements (Cont.)

agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

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Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of

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Notes to Financial Statements (Cont.)

collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.20%	0.20%	0.20%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan

38	PIMCO VARIABLE INSURANCE TRUST

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permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and

Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2018, were as follows (amounts in thousands†):

Purchases	Sales

$21,634	$21,303

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

ANNUAL REPORT	DECEMBER 31, 2018	39

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$119,363	$109,694	$250,725	$115,695

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	330	$3,413	181	$1,860

Administrative Class	19,062	197,743	6,402	66,229

Advisor Class	6,424	66,627	3,887	40,212
Issued as reinvestment of distributions

Institutional Class	17	176	12	128

Administrative Class	427	4,429	222	2,301

Advisor Class	361	3,738	222	2,297
Cost of shares redeemed

Institutional Class	(161)	(1,665)	(201)	(2,079)

Administrative Class	(10,278)	(106,501)	(6,346)	(65,635)

Advisor Class	(3,157)	(32,742)	(2,454)	(25,375)

Net increase (decrease) resulting from Portfolio share transactions	13,025	$135,218	1,925	$19,938

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, five shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 74% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Short-Term Portfolio	$3,365	$0	$(2,294)	$0	$(1,547)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Short-Term Portfolio	$436	$1,111

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Short-Term Portfolio	$457,303	$3,785	$(6,083)	$(2,298)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Short-Term Portfolio	$7,817	$526	$0	$4,733	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2018	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Short-Term Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	CSN	Credit Suisse AG (New York)	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	FICC	Fixed Income Clearing Corporation	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
CBK	Citibank N.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
CIW	CIBC World Markets Corp.	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
CAD	Canadian Dollar	GBP	British Pound	MXN	Mexican Peso
EUR	Euro	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	SOFRRATE	Secured Overnight Financing Rate	US0003M	3 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	US0001M	1 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration

ANNUAL REPORT	DECEMBER 31, 2018	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)

PIMCO Short-Term Portfolio	0.00%	0.00%	$7,813	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2018	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2018	47

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

ANNUAL REPORT	DECEMBER 31, 2018	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

ANNUAL REPORT	DECEMBER 31, 2018	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2018	53

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT17AR_123118

PIMCO VARIABLE INSURANCE TRUST

Annual Report

December 31, 2018

PIMCO Total Return Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Following this letter is the PIMCO Variable Insurance Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in

2	PIMCO VARIABLE INSURANCE TRUST

part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the PIMCO Total Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Total Return Portfolio	12/31/97	04/10/00	12/31/97	02/28/06	Diversified

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2018†§

U.S. Government Agencies	44.0%

Corporate Bonds & Notes	31.5%

Asset-Backed Securities	9.4%

Short-Term Instruments‡	6.4%

Non-Agency Mortgage-Backed Securities	4.7%

Sovereign Issues	2.0%

U.S. Treasury Obligations	1.3%

Others	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Years	10 Years	Inception≈
PIMCO Total Return Portfolio Institutional Class	(0.38)%	2.49%	4.57%	5.43%
PIMCO Total Return Portfolio Administrative Class	(0.53)%	2.33%	4.41%	5.19%
PIMCO Total Return Portfolio Advisor Class	(0.63)%	2.23%	4.31%	4.63%
Bloomberg Barclays U.S. Aggregate Index±	0.01%	2.52%	3.48%	4.74%♦

All Portfolio returns are net of fees and expenses.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/1997.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolios total annual operating expense ratio in effect as of period end were 0.54% for Institutional Class shares, 0.69% for Administrative Class shares, and 0.79% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly a combination of yield advantage and underweight exposure to the long end of the yield curve, contributed to relative performance, as rates rose.

»	Positions in non-agency mortgage-backed securities (“MBS”) contributed to relative performance, as total returns in these securities were positive.

»

Long duration exposure in Brazil, particularly in the beginning and middle of the period as exposure increased, contributed to relative performance, due to a combination of yield advantage and falling or declining rates.

»	Short exposure to duration in Japan detracted from relative performance, as rates fell.

»	Positions in agency MBS detracted from performance, as excess returns in these securities were negative.

»

Short exposure to the Japanese yen, particularly in the beginning of the reporting period and in the last month of the reporting period, detracted from performance, as the currency appreciated relative to the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Total Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,012.80	$4.01	$1,000.00	$1,021.22	$4.02	0.79%
Administrative Class	1,000.00	1,012.00	4.77	1,000.00	1,020.47	4.79	0.94
Advisor Class	1,000.00	1,011.50	5.27	1,000.00	1,019.96	5.30	1.04

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2018	7

Financial Highlights PIMCO Total Return Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total	Net Asset Value End of Year
Institutional Class

12/31/2018	$10.94	$0.30	$(0.34)	$(0.04)	$(0.29)	$(0.13)	$(0.42)	$10.48

12/31/2017	10.64	0.26	0.28	0.54	(0.24)	0.00	(0.24)	10.94

12/31/2016	10.58	0.29	0.01	0.30	(0.24)	0.00	(0.24)	10.64

12/31/2015	11.20	0.30	(0.23)	0.07	(0.57)	(0.12)	(0.69)	10.58

12/31/2014	10.98	0.19	0.29	0.48	(0.26)	0.00	(0.26)	11.20
Administrative Class

12/31/2018	10.94	0.28	(0.34)	(0.06)	(0.27)	(0.13)	(0.40)	10.48

12/31/2017	10.64	0.25	0.27	0.52	(0.22)	0.00	(0.22)	10.94

12/31/2016	10.58	0.28	0.00	0.28	(0.22)	0.00	(0.22)	10.64

12/31/2015	11.20	0.30	(0.25)	0.05	(0.55)	(0.12)	(0.67)	10.58

12/31/2014	10.98	0.18	0.29	0.47	(0.25)	0.00	(0.25)	11.20
Advisor Class

12/31/2018	10.94	0.27	(0.34)	(0.07)	(0.26)	(0.13)	(0.39)	10.48

12/31/2017	10.64	0.24	0.27	0.51	(0.21)	0.00	(0.21)	10.94

12/31/2016	10.58	0.26	0.01	0.27	(0.21)	0.00	(0.21)	10.64

12/31/2015	11.20	0.29	(0.25)	0.04	(0.54)	(0.12)	(0.66)	10.58

12/31/2014	10.98	0.17	0.29	0.46	(0.24)	0.00	(0.24)	11.20

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

(0.38)%	$83,675	0.76%	0.76%	0.50%	0.50%	2.78%	631%

5.07	83,041	0.54	0.54	0.50	0.50	2.43	574

2.83	92,502	0.51	0.51	0.50	0.50	2.71	512

0.60	80,007	0.51	0.51	0.50	0.50	2.65	462

4.43	214,717	0.50	0.50	0.50	0.50	1.73	313

(0.53)	3,961,602	0.91	0.91	0.65	0.65	2.62	631

4.91	4,456,274	0.69	0.69	0.65	0.65	2.28	574

2.68	4,728,701	0.66	0.66	0.65	0.65	2.56	512

0.45	5,059,606	0.66	0.66	0.65	0.65	2.68	462

4.28	6,244,893	0.65	0.65	0.65	0.65	1.59	313

(0.63)	2,420,067	1.01	1.01	0.75	0.75	2.51	631

4.81	2,955,716	0.79	0.79	0.75	0.75	2.19	574

2.57	2,693,074	0.76	0.76	0.75	0.75	2.46	512

0.35	2,607,844	0.76	0.76	0.75	0.75	2.62	462

4.17	2,439,681	0.75	0.75	0.75	0.75	1.51	313

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	9

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands†, except per share amounts)	December 31, 2018

Assets:

Investments, at value
Investments in securities*	$9,138,631
Investments in Affiliates	515,092
Financial Derivative Instruments
Exchange-traded or centrally cleared	10,134
Over the counter	59,978
Cash	249
Deposits with counterparty	78,751
Foreign currency, at value	13,695
Receivable for investments sold	1,965
Receivable for TBA investments sold	2,771,337
Receivable for Portfolio shares sold	3,512
Interest and/or dividends receivable	34,851
Dividends receivable from Affiliates	1,068
Total Assets	12,629,263

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$36,912
Payable for sale-buyback transactions	10,768
Payable for short sales	160,732
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,557
Over the counter	52,345
Payable for investments purchased	73,608
Payable for investments in Affiliates purchased	1,068
Payable for TBA investments purchased	5,720,070
Deposits from counterparty	77,658
Payable for Portfolio shares redeemed	20,473
Accrued investment advisory fees	1,330
Accrued supervisory and administrative fees	1,330
Accrued distribution fees	495
Accrued servicing fees	491
Other liabilities	82
Total Liabilities	6,163,919

Net Assets	$6,465,344

Net Assets Consist of:

Paid in capital	$6,585,352
Distributable earnings (accumulated loss)	(120,008)

Net Assets	$6,465,344

Net Assets:

Institutional Class	$83,675
Administrative Class	3,961,602
Advisor Class	2,420,067

Shares Issued and Outstanding:

Institutional Class	7,985
Administrative Class	378,074
Advisor Class	230,958

Net Asset Value Per Share Outstanding:

Institutional Class	$10.48
Administrative Class	10.48
Advisor Class	10.48

Cost of investments in securities	$9,128,437
Cost of investments in Affiliates	$518,383
Cost of foreign currency held	$14,076
Proceeds received on short sales	$158,608
Cost or premiums of financial derivative instruments, net	$(10,803)

* Includes repurchase agreements of:	$17,110

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018

Investment Income:

Interest, net of foreign taxes*	$232,776
Dividends from Investments in Affiliates	14,478
Total Income	247,254

Expenses:

Investment advisory fees	17,498
Supervisory and administrative fees	17,498
Servicing fees - Administrative Class	6,297
Distribution and/or servicing fees - Advisor Class	6,801
Trustee fees	204
Interest expense	18,302
Miscellaneous expense	45
Total Expenses	66,645

Net Investment Income (Loss)	180,609

Net Realized Gain (Loss):

Investments in securities	(120,988)
Investments in Affiliates	176
Net capital gain distributions received from Affiliate investments	430
Exchange-traded or centrally cleared financial derivative instruments	11,670
Over the counter financial derivative instruments	(19,923)
Short sales	(260)
Foreign currency	(6,355)

Net Realized Gain (Loss)	(135,250)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(200,935)
Investments in Affiliates	(3,311)
Exchange-traded or centrally cleared financial derivative instruments	(8,151)
Over the counter financial derivative instruments	113,573
Short sales	(86)
Foreign currency assets and liabilities	(864)

Net Change in Unrealized Appreciation (Depreciation)	(99,774)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(54,415)

* Foreign tax withholdings	$73

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	11

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$180,609	$167,626
Net realized gain (loss)	(135,250)	98,759
Net change in unrealized appreciation (depreciation)	(99,774)	85,254

Net Increase (Decrease) in Net Assets Resulting from Operations	(54,415)	351,639

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(3,171)	(1,947)
Administrative Class	(154,859)	(91,412)
Advisor Class	(95,177)	(55,074)

Total Distributions(a)	(253,207)	(148,433)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(722,065)	(222,452)

Total Increase (Decrease) in Net Assets	(1,029,687)	(19,246)

Net Assets:

Beginning of year	7,495,031	7,514,277
End of year	$6,465,344	$7,495,031

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%

Avolon Holdings Ltd.
4.470% (LIBOR03M + 2.000%) due 01/15/2025 ~		$12,792	$12,348

Qatar National Bank SAQ
3.516% due 12/22/2020		9,700	9,619

State Of Qatar
3.603% (LIBOR03M + 0.800%) due 12/21/2020 «~		16,000	15,920

Swissport Financing SARL
4.750% (EUR003M + 4.750%) due 02/08/2022 ~	EUR	715	821

Toyota Motor Credit Corp.
3.393% (LIBOR03M + 0.580%) due 09/28/2020 «~		$17,500	17,460

Total Loan Participations and Assignments (Cost $56,533)			56,168

CORPORATE BONDS & NOTES 47.0%

BANKING & FINANCE 30.4%

ABN AMRO Bank NV
2.450% due 06/04/2020		3,600	3,558

AerCap Ireland Capital DAC
3.500% due 05/26/2022		4,738	4,597
3.500% due 01/15/2025		700	640
3.950% due 02/01/2022		2,350	2,309

AIG Global Funding
3.350% due 06/25/2021		3,800	3,786

Alexandria Real Estate Equities, Inc.
4.300% due 01/15/2026		7,200	7,213
4.500% due 07/30/2029		4,500	4,508

Ally Financial, Inc.
4.125% due 03/30/2020		1,300	1,290

Ambac LSNI LLC
7.803% due 02/12/2023 •		1,531	1,539

American Express Co.
3.375% due 05/17/2021		6,700	6,714

American Honda Finance Corp.
2.932% (US0003M + 0.350%) due 11/05/2021 ~		5,460	5,383

Australia & New Zealand Banking Group Ltd.
3.100% (US0003M + 0.460%) due 05/17/2021 ~		16,500	16,461
3.300% due 05/17/2021		16,800	16,788

Aviation Capital Group LLC
3.875% due 05/01/2023		19,200	18,828
4.125% due 08/01/2025		16,700	16,236

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)	EUR	2,000	2,489

Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(c)		7,700	2,558

Bank of America Corp.
3.419% due 12/20/2028 •		$4,669	4,369
3.447% (US0003M + 0.650%) due 10/01/2021 ~		14,500	14,399
3.487% (US0003M + 1.000%) due 04/24/2023 ~		21,500	21,281
3.541% (US0003M + 0.790%) due 03/05/2024 ~		17,900	17,404
3.550% due 03/05/2024 •		12,900	12,751
4.000% due 04/01/2024		5,205	5,237
4.125% due 01/22/2024		4,900	4,970

Bank of Nova Scotia
1.875% due 04/26/2021		20,500	20,022

Banque Federative du Credit Mutuel S.A.
3.429% (US0003M + 0.960%) due 07/20/2023 ~		13,400	13,238

Barclays Bank PLC
5.125% due 01/08/2020		3,500	3,555
7.625% due 11/21/2022 (h)		800	831
10.179% due 06/12/2021		5,700	6,411

Barclays PLC
3.200% due 08/10/2021 (k)		19,100	18,566
4.039% (US0003M + 1.625%) due 01/10/2023 ~		21,700	21,175

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.728% (US0003M + 2.110%) due 08/10/2021 ~		$33,800	$34,092
7.000% due 09/15/2019 •(g)(h)	GBP	500	625
8.000% due 12/15/2020 •(g)(h)	EUR	400	487

BBVA Bancomer S.A.
6.500% due 03/10/2021		$6,100	6,344
7.250% due 04/22/2020		6,100	6,332

Blackstone CQP Holdco LP
6.500% due 03/20/2021		33,500	33,753

BNP Paribas S.A.
3.500% due 03/01/2023		18,000	17,467

Boston Properties LP
4.500% due 12/01/2028		13,000	13,326

Brixmor Operating Partnership LP
3.591% (US0003M + 1.050%) due 02/01/2022 ~		4,400	4,385

Cantor Fitzgerald LP
6.500% due 06/17/2022		8,200	8,701

Capital One Financial Corp.
2.400% due 10/30/2020		17,700	17,333
2.970% (US0003M + 0.450%) due 10/30/2020 ~		17,900	17,777
3.450% due 04/30/2021		4,800	4,793

CIT Group, Inc.
6.125% due 03/09/2028		2,100	2,095

Citigroup, Inc.
2.700% due 10/27/2022		18,600	17,945
2.750% due 04/25/2022		10,500	10,188
2.876% due 07/24/2023 •		2,000	1,936
3.204% (US0003M + 0.790%) due 01/10/2020 ~		21,700	21,732
3.761% (US0003M + 1.023%) due 06/01/2024 ~		16,500	16,174
4.168% (US0003M + 1.430%) due 09/01/2023 ~		1,000	1,001

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(g)(h)	EUR	600	706
6.875% due 03/19/2020 (h)		7,900	9,788

Credit Suisse AG
6.500% due 08/08/2023 (h)		$3,800	3,973

Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021		11,000	10,966
3.800% due 09/15/2022		14,400	14,306
3.800% due 06/09/2023		8,000	7,858
4.735% (US0003M + 2.290%) due 04/16/2021 ~		22,800	23,454

Deutsche Bank AG
2.500% due 02/13/2019		3,400	3,394
2.850% due 05/10/2019		34,200	33,998
3.300% due 11/16/2022		13,800	12,800
3.406% (US0003M + 0.970%) due 07/13/2020 ~		9,100	8,863
3.950% due 02/27/2023		12,500	11,812
4.250% due 10/14/2021		11,700	11,447
4.528% (US0003M + 1.910%) due 05/10/2019 ~		8,400	8,373

Dexia Credit Local S.A.
2.375% due 09/20/2022		32,600	32,014

European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,657

Ford Motor Credit Co. LLC
0.054% due 12/01/2021 •	EUR	4,995	5,346
0.114% due 05/14/2021 •		600	658
2.343% due 11/02/2020		$2,169	2,087
2.943% due 01/08/2019		13,200	13,200
3.305% (US0003M + 0.880%) due 10/12/2021 ~		8,750	8,400
3.606% (US0003M + 0.830%) due 03/12/2019 ~		7,200	7,195
3.754% (US0003M + 0.930%) due 09/24/2020 ~		16,500	16,209
3.851% (US0003M + 1.235%) due 02/15/2023 ~		13,500	12,496

General Motors Financial Co., Inc.
0.364% (EUR003M + 0.680%) due 05/10/2021 •	EUR	4,100	4,576
2.350% due 10/04/2019		$2,600	2,578

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.450% due 11/06/2020		$6,970	$6,772
3.150% due 01/15/2020		9,000	8,947
3.200% due 07/13/2020		5,585	5,517
3.258% (US0003M + 0.850%) due 04/09/2021 ~		10,000	9,776
3.366% (US0003M + 0.930%) due 04/13/2020 ~		21,300	21,171
3.700% due 11/24/2020		3,586	3,573

GLP Capital LP
5.250% due 06/01/2025		3,200	3,185
5.750% due 06/01/2028		5,100	5,170

Goldman Sachs Group, Inc.
3.200% due 02/23/2023		18,200	17,669
3.307% (US0003M + 0.780%) due 10/31/2022 ~		23,500	22,910
3.500% due 01/23/2025		3,500	3,322
3.750% due 05/22/2025		16,890	16,181
3.786% (US0003M + 1.170%) due 05/15/2026 ~		8,400	8,070
3.988% (US0003M + 1.200%) due 09/15/2020 ~		7,900	7,939
6.000% due 06/15/2020		5,740	5,943

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		11,200	10,686

GSPA Monetization Trust
6.422% due 10/09/2029		6,929	7,990

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021		17,100	17,141
3.647% (US0003M + 0.940%) due 03/02/2021 ~		16,300	16,287

HCP, Inc.
4.000% due 12/01/2022		4,100	4,097

Highwoods Realty LP
4.125% due 03/15/2028		3,600	3,531

Hospitality Properties Trust
4.250% due 02/15/2021		6,600	6,622
4.500% due 06/15/2023		4,500	4,542
4.950% due 02/15/2027		13,100	12,864

HSBC Holdings PLC
3.400% due 03/08/2021		17,900	17,853
3.426% (US0003M + 0.650%) due 09/11/2021 ~		16,100	15,893
3.640% (US0003M + 1.000%) due 05/18/2024 ~		13,000	12,669
3.908% (US0003M + 1.500%) due 01/05/2022 ~		22,900	23,139
5.007% (US0003M + 2.240%) due 03/08/2021 ~		11,500	11,783
6.000% due 09/29/2023 •(g)(h)(k)	EUR	2,100	2,552
6.250% due 03/23/2023 •(g)(h)		$20,000	18,775

ING Groep NV
3.150% due 03/29/2022		5,200	5,117
4.625% due 01/06/2026		4,700	4,741

International Lease Finance Corp.
8.250% due 12/15/2020		4,248	4,571

Jackson National Life Global Funding
3.300% due 06/11/2021		18,900	18,896

Jefferies Finance LLC
7.375% due 04/01/2020		600	601

JPMorgan Chase & Co.
2.550% due 03/01/2021		6,400	6,311
2.776% due 04/25/2023 •		1,900	1,843
3.797% due 07/23/2024 •		16,900	16,940
3.866% (US0003M + 1.100%) due 06/07/2021 ~		26,500	26,690

JPMorgan Chase Bank N.A.
2.848% (US0003M + 0.340%) due 04/26/2021 ~		28,800	28,542
3.086% due 04/26/2021 •		1,500	1,494

Lloyds Bank PLC
3.300% due 05/07/2021		15,600	15,557
7.500% due 04/02/2032 Ø		15,000	12,054
12.000% due 12/16/2024 •(g)		36,435	42,793

Lloyds Banking Group PLC
3.000% due 01/11/2022		1,700	1,646
7.000% due 06/27/2019 •(g)(h)	GBP	9,200	11,754
7.625% due 06/27/2023 •(g)(h)		5,200	6,835

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		$21,300	$21,180
3.478% (US0003M + 0.740%) due 03/02/2023 ~		17,800	17,515

Mizuho Financial Group, Inc.
3.549% due 03/05/2023		17,800	17,772

Morgan Stanley
3.168% (US0003M + 0.550%) due 02/10/2021 ~		21,500	21,266

Nasdaq, Inc.
3.214% (US0003M + 0.390%) due 03/22/2019 ~		21,700	21,695

National Australia Bank Ltd.
2.250% due 03/16/2021		18,300	18,046
3.625% due 06/20/2023		5,000	4,993

Oversea-Chinese Banking Corp. Ltd.
3.090% (US0003M + 0.450%) due 05/17/2021 ~		13,400	13,396

Physicians Realty LP
4.300% due 03/15/2027		2,250	2,190

Public Storage
3.094% due 09/15/2027		12,000	11,258

QNB Finance Ltd.
4.015% (US0003M + 1.570%) due 07/18/2021 ~		16,800	16,904

Realty Income Corp.
3.000% due 01/15/2027		7,300	6,803

Regions Bank
3.374% due 08/13/2021 •		17,000	16,935

Royal Bank of Canada
2.300% due 03/22/2021		18,500	18,250

Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	6,100	7,135
7.500% due 08/10/2020 •(g)(h)		$4,900	4,863
8.625% due 08/15/2021 •(g)(h)		400	415

Santander UK Group Holdings PLC
1.125% due 09/08/2023	EUR	400	441
2.875% due 08/05/2021		$6,800	6,568

Santander UK PLC
2.375% due 03/16/2020		5,700	5,638

Senior Housing Properties Trust
4.750% due 02/15/2028		10,600	10,024

Skandinaviska Enskilda Banken AB
3.070% (US0003M + 0.430%) due 05/17/2021 ~		16,900	16,794
3.250% due 05/17/2021		17,100	17,086

Societe Generale S.A.
4.250% due 09/14/2023		16,300	16,204

Society of Lloyd’s
4.750% due 10/30/2024	GBP	1,700	2,266

Springleaf Finance Corp.
6.125% due 05/15/2022		$18,400	17,935

Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		18,500	18,310

Svenska Handelsbanken AB
3.350% due 05/24/2021		17,600	17,596

Synchrony Bank
3.650% due 05/24/2021		17,500	17,132

Toronto-Dominion Bank
2.250% due 03/15/2021		1,900	1,875
2.500% due 01/18/2022		21,100	20,858
3.350% due 10/22/2021		10,300	10,412

U.S. Bank N.A.
2.737% (US0003M + 0.250%) due 07/24/2020 ~		7,000	6,985
3.150% due 04/26/2021		20,300	20,325

UBS AG
3.347% due 06/08/2020 •		30,000	29,996
3.588% (US0003M + 0.850%) due 06/01/2020 ~		3,400	3,415
5.125% due 05/15/2024 (h)		1,700	1,696
7.625% due 08/17/2022 (h)		3,700	3,950

UBS Group Funding Switzerland AG
3.000% due 04/15/2021		20,800	20,645
4.125% due 09/24/2025		3,800	3,779
4.125% due 04/15/2026		14,400	14,328

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UniCredit SpA
7.830% due 12/04/2023		$35,700	$37,384

Unigel Luxembourg S.A.
10.500% due 01/22/2024		10,100	10,555

United Overseas Bank Ltd.
3.200% due 04/23/2021		14,400	14,412

Ventas Realty LP
3.250% due 10/15/2026		4,100	3,815

VEREIT Operating Partnership LP
4.625% due 11/01/2025		9,600	9,636

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	2,500	2,844

Washington Prime Group LP
5.950% due 08/15/2024 (k)		$7,000	6,148

Wells Fargo & Co.
6.558% (US0003M + 3.770%) due 03/15/2019 ~(g)		36,400	36,218

Westpac Banking Corp.
3.050% due 05/15/2020		17,200	17,213

Weyerhaeuser Co.
4.700% due 03/15/2021		600	615

			1,966,414

INDUSTRIALS 12.9%

AbbVie, Inc.
2.900% due 11/06/2022		13,390	13,040
3.375% due 11/14/2021		1,800	1,800

Altice Financing S.A.
6.625% due 02/15/2023		11,200	10,780

Altice France S.A.
6.250% due 05/15/2024		7,300	6,835

American Airlines Pass-Through Trust
3.000% due 04/15/2030		7,562	7,168
3.250% due 04/15/2030		3,871	3,698

Andeavor Logistics LP
5.500% due 10/15/2019		8,631	8,705

Arrow Electronics, Inc.
3.500% due 04/01/2022		1,700	1,678

Bacardi Ltd.
4.450% due 05/15/2025		12,600	12,454

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		7,400	7,103

BAT Capital Corp.
2.764% due 08/15/2022		15,350	14,511
3.222% due 08/15/2024		8,700	8,022
3.557% due 08/15/2027		1,800	1,602

Bayer U.S. Finance LLC
3.798% (US0003M + 1.010%) due 12/15/2023 ~		7,700	7,368
4.250% due 12/15/2025		13,200	12,872

Broadcom Corp.
3.875% due 01/15/2027		3,600	3,237

Campbell Soup Co.
3.650% due 03/15/2023		14,600	14,251

Celgene Corp.
2.875% due 08/15/2020		2,287	2,272

Centene Corp.
5.375% due 06/01/2026		12,900	12,577

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		8,600	8,612

Charter Communications Operating LLC
4.464% due 07/23/2022		2,400	2,425

Conagra Brands, Inc.
3.800% due 10/22/2021		10,600	10,610

Constellation Brands, Inc.
2.650% due 11/07/2022		2,400	2,300

CVS Health Corp.
2.750% due 12/01/2022		8,511	8,198
3.500% due 07/20/2022		1,619	1,609
4.300% due 03/25/2028		21,300	20,896

Daimler Finance North America LLC
2.972% (US0003M + 0.390%) due 05/04/2020 ~		9,250	9,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.100% due 05/04/2020	$17,200	$17,107
3.422% (US0003M + 0.840%) due 05/04/2023 ~	16,900	16,735
3.700% due 05/04/2023	16,900	16,833

Danone S.A.
3.000% due 06/15/2022	1,060	1,042

Dell International LLC
4.420% due 06/15/2021	9,771	9,766
5.450% due 06/15/2023	12,600	12,834

Delta Air Lines, Inc.
3.400% due 04/19/2021	7,700	7,640

Deutsche Telekom International Finance BV
2.820% due 01/19/2022	16,416	16,064

Dominion Energy Gas Holdings LLC
3.388% (US0003M + 0.600%) due 06/15/2021 ~	20,100	20,051

eBay, Inc.
2.600% due 07/15/2022	2,600	2,515

EMC Corp.
2.650% due 06/01/2020	11,600	11,143

Enterprise Products Operating LLC
3.500% due 02/01/2022	2,430	2,438
5.200% due 09/01/2020	2,700	2,784

ERAC USA Finance LLC
4.500% due 08/16/2021	3,400	3,471

Express Scripts Holding Co.
3.050% due 11/30/2022	3,550	3,439

Full House Resorts, Inc.
8.575% due 01/31/2024 «	3,950	3,648

General Electric Co.
2.962% (US0003M + 0.380%) due 05/05/2026 ~	4,000	3,223
5.000% due 01/21/2021 •(g)	9,300	7,126
6.150% due 08/07/2037	200	196
6.875% due 01/10/2039	1,800	1,890

General Mills, Inc.
6.610% due 10/15/2022	10,000	10,567

GlaxoSmithKline Capital PLC
3.125% due 05/14/2021	12,300	12,323

Hyundai Capital America
3.601% due 09/18/2020 •	6,000	5,977

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021	2,300	2,298
4.057% due 05/25/2023	11,100	11,065

Kraft Heinz Foods Co.
2.800% due 07/02/2020	6,708	6,651
3.188% (US0003M + 0.570%) due 02/10/2021 ~	5,027	4,987
4.000% due 06/15/2023	20,300	20,266

Marathon Oil Corp.
2.800% due 11/01/2022	8,089	7,604

Marriott International, Inc.
4.150% due 12/01/2023	16,800	16,845

McDonald’s Corp.
2.939% (US0003M + 0.430%) due 10/28/2021 ~	9,600	9,537

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	2,000	1,841

Microchip Technology, Inc.
3.922% due 06/01/2021	10,105	10,029

Mondelez International, Inc.
3.000% due 05/07/2020	9,600	9,566

MPLX LP
4.000% due 03/15/2028	6,900	6,483

NetApp, Inc.
3.375% due 06/15/2021	3,000	2,990

Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021 «	1,106	1,098

NXP BV
4.875% due 03/01/2024	6,700	6,738

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2019 (e)(g)	299	5
0.000% due 01/31/2019 (e)(g)	4,702	84

Oracle Corp.
1.900% due 09/15/2021	9,600	9,320

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		$4,100	$3,844

Philip Morris International, Inc.
2.375% due 08/17/2022		20,700	19,903

Platin GmbH
6.875% due 06/15/2023	EUR	11,400	12,607

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$9,600	9,225

Reliance Holding USA, Inc.
4.500% due 10/19/2020		4,600	4,654

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		9,880	10,182

Sands China Ltd.
5.125% due 08/08/2025		17,600	17,459

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		13,000	13,042

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		2,600	2,564

Southern Co.
2.350% due 07/01/2021		14,500	14,105

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		16,200	15,937
5.152% due 09/20/2029		10,700	10,539

Syngenta Finance NV
3.933% due 04/23/2021		12,100	11,941

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021		19,600	19,880

Teva Pharmaceutical Finance Netherlands BV
4.500% due 03/01/2025	EUR	11,400	13,255

United Technologies Corp.
3.279% (US0003M + 0.650%) due 08/16/2021 ~		$1,800	1,794

Virgin Media Receivables Financing Notes DAC
5.500% due 09/15/2024	GBP	12,700	15,593

VMware, Inc.
2.950% due 08/21/2022		$19,933	19,015

Volkswagen Group of America Finance LLC
3.388% (US0003M + 0.770%) due 11/13/2020 ~		15,000	14,904
3.875% due 11/13/2020		8,400	8,443
4.000% due 11/12/2021		8,289	8,311
4.625% due 11/13/2025		6,400	6,339
4.750% due 11/13/2028		16,300	15,827

Wabtec Corp.
3.838% (US0003M + 1.050%) due 09/15/2021 ~		7,390	7,366

Walt Disney Co.
2.125% due 09/13/2022		5,000	4,767

Wynn Las Vegas LLC
5.500% due 03/01/2025		18,000	16,830

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		700	693

Zoetis, Inc.
3.085% (US0003M + 0.440%) due 08/20/2021 ~		7,500	7,448

			836,509

SPECIALTY FINANCE 0.1%

Lloyds Banking Group PLC
3.679% due 09/04/2019 (i)		1,400	1,396
3.679% due 09/02/2020 (i)		1,400	1,391
3.679% due 09/02/2021 (i)		1,400	1,385

			4,172

UTILITIES 3.6%

AT&T, Inc.
3.086% (US0003M + 0.650%) due 01/15/2020 ~		14,100	14,077
3.386% (US0003M + 0.950%) due 07/15/2021 ~		15,510	15,464
3.400% due 05/15/2025		11,300	10,637

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.488% (US0003M + 0.750%) due 06/01/2021 ~	$19,800	$19,680
3.956% (US0003M + 1.180%) due 06/12/2024 ~	16,600	16,114

BellSouth LLC
4.333% due 04/26/2021	13,600	13,643

Duke Energy Corp.
2.400% due 08/15/2022	3,460	3,327
3.050% due 08/15/2022	1,300	1,275
3.114% (US0003M + 0.500%) due 05/14/2021 ~	16,800	16,726

Electricite de France S.A.
4.600% due 01/27/2020	2,800	2,841

Enel Finance International NV
2.875% due 05/25/2022	10,120	9,542
4.250% due 09/14/2023	17,500	17,128

Genesis Energy LP
6.750% due 08/01/2022	4,300	4,214

NextEra Energy Capital Holdings, Inc.
3.107% (US0003M + 0.400%) due 08/21/2020 ~	20,200	20,180

NiSource, Inc.
2.650% due 11/17/2022	4,600	4,408

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	4,133	3,990

Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (b)	8,478	4,822

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022	1,075	1,004

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (b)	4,000	1,070

PacifiCorp
3.350% due 07/01/2025	1,525	1,496

Petrobras Global Finance BV
6.125% due 01/17/2022	4,347	4,472

Sempra Energy
3.238% (US0003M + 0.450%) due 03/15/2021 ~	21,300	20,873

Verizon Communications, Inc.
3.376% due 02/15/2025	27,614	26,828

		233,811

Total Corporate Bonds & Notes (Cost $3,081,667)		3,040,906

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	8,040	8,615

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	420	426

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	3,985	4,051

Total Municipal Bonds & Notes (Cost $12,317)		13,092

U.S. GOVERNMENT AGENCIES 65.7%

Fannie Mae
1.758% due 08/25/2055 ~(a)	15,435	817
2.310% due 08/01/2022	4,500	4,432
2.375% due 12/25/2036 - 07/25/2037 •	855	843
2.670% due 08/01/2022	709	705
2.749% due 09/25/2046 •	3,293	3,298

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.756% due 05/25/2037 •	$52	$53
2.856% due 03/25/2044 •	541	541
2.870% due 09/01/2027	6,400	6,240
2.916% due 09/25/2035 •	329	330
3.000% due 09/01/2020 - 06/01/2030	53,278	53,349
3.206% due 10/25/2037 •	519	526
3.253% due 06/01/2043 - 07/01/2044 •	810	805
3.330% due 11/01/2021	1,213	1,233
3.453% due 09/01/2040 •	3	3
3.500% due 08/01/2029 - 10/01/2048	2,633	2,642
3.532% due 01/01/2025 •	2	2
3.825% due 04/01/2035 •	740	764
3.922% due 11/01/2035 •	24	25
3.931% due 10/01/2032 •	146	152
4.000% due 01/01/2026 - 12/01/2048	367,754	375,268
4.120% due 05/25/2035 ~	90	94
4.207% due 08/01/2035 •	332	346
4.258% due 12/01/2036 •	195	203
4.293% due 05/01/2038 •	8,509	8,920
4.378% due 09/01/2039 •	17	17
4.500% due 12/01/2020 - 09/01/2045	20,592	21,448
4.662% due 08/01/2035 •	27	28
4.715% due 09/01/2035 •	44	46
5.000% due 06/01/2025 - 08/01/2044	6,404	6,772
5.188% due 09/01/2034 •	86	91
5.500% due 09/01/2019 - 07/01/2041	15,899	17,048
6.000% due 09/01/2021 - 01/01/2039	5,077	5,499
6.500% due 11/01/2034	24	26
7.000% due 04/25/2023 - 06/01/2032	212	228

Fannie Mae, TBA
3.000% due 01/01/2049	568,000	554,307
3.500% due 02/01/2034 - 02/01/2049	1,237,895	1,238,215
4.000% due 01/01/2049 - 02/01/2049	907,000	924,253
4.500% due 02/01/2049	64,000	66,253
5.500% due 01/01/2049	13,000	13,768
6.000% due 01/01/2049	4,000	4,297

Freddie Mac
1.259% due 08/25/2022 ~(a)	51,109	1,944
2.905% due 11/15/2030 •	2	2
2.955% due 09/15/2030 •	4	4
3.156% due 02/25/2045 •	142	142
3.175% due 05/15/2037 •	178	181
3.500% due 02/01/2048 - 10/01/2048	74,802	74,824
4.000% due 04/01/2029 - 11/01/2048	324,585	331,154
4.500% due 03/01/2029 - 09/01/2041	2,037	2,111
5.500% due 10/01/2034 - 10/01/2038	1,784	1,925
6.000% due 02/01/2033 - 05/01/2040	3,141	3,427
6.500% due 04/15/2029 - 10/01/2037	32	34
7.000% due 06/15/2023	104	110
7.500% due 07/15/2030 - 03/01/2032	39	44
8.500% due 08/01/2024	2	2

Freddie Mac, TBA
3.000% due 01/01/2049	78,000	76,031
3.500% due 01/01/2049	18,000	17,996
4.500% due 01/01/2049	48,900	50,639
6.000% due 01/01/2049	1,000	1,076

Ginnie Mae
2.649% due 10/20/2043 •	15,444	15,445
2.764% due 08/20/2066 •	3,264	3,264
2.914% due 07/20/2065 - 08/20/2065 •	26,530	26,655
2.964% due 07/20/2063 •	9,209	9,225

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 03/15/2045 - 08/15/2045		$9,011	$8,883
3.084% due 10/20/2066 •		11,158	11,295
3.114% due 06/20/2066 •		6,097	6,179
3.125% due 10/20/2029 - 11/20/2029 •		39	40
3.144% due 08/20/2066 •		16,886	17,136
3.247% due 04/20/2067 •		12,716	13,047
3.314% due 01/20/2066 •		4,458	4,554
3.375% due 02/20/2027 - 02/20/2032 •		106	110
3.500% due 10/20/2048 - 11/20/2048		12,969	13,068
3.527% due 06/20/2067 •		625	640
3.625% (H15T1Y + 1.500%) due 04/20/2026 ~		17	18
3.625% due 05/20/2030 •		1	1
3.750% due 07/20/2030 •		2	2
5.137% due 09/20/2066 ~		20,790	23,092
6.000% due 12/15/2038 - 11/15/2039		22	24

Ginnie Mae, TBA
4.000% due 01/01/2049		46,500	47,626
5.000% due 01/01/2049 - 03/01/2049		163,500	170,001

Small Business Administration
5.130% due 09/01/2023		5	5
6.290% due 01/01/2021		4	5

Total U.S. Government Agencies (Cost $4,191,799)			4,245,848

U.S. TREASURY OBLIGATIONS 2.0%

U.S. Treasury Inflation Protected Securities (f)
0.375% due 01/15/2027		12,980	12,338
0.625% due 01/15/2024		8,019	7,897
0.625% due 01/15/2026 (k)		48,425	47,169
0.750% due 07/15/2028		32,637	31,971
0.875% due 02/15/2047 (m)(o)		8,590	7,905

U.S. Treasury Notes
1.750% due 09/30/2022 (k)(m)(o)		20,665	20,125

Total U.S. Treasury Obligations (Cost $128,522)			127,405

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.9%

Alba PLC
1.076% due 03/17/2039 •	GBP	11,237	13,314

American Home Mortgage Investment Trust
4.885% due 02/25/2045 •		$409	414
6.700% due 06/25/2036 Ø		11,998	4,391

Banc of America Funding Trust
4.356% due 05/25/2035 ~		383	402
6.000% due 03/25/2037 ^		3,177	2,795

Banc of America Mortgage Trust
3.910% due 03/25/2035 ~		3,548	3,470
4.460% due 05/25/2033 ~		440	450
6.500% due 10/25/2031		51	52

BCAP LLC Trust
2.716% due 05/25/2047 •		3,490	3,208
4.931% due 03/26/2037 Ø		585	580

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~		1	1
3.950% due 04/25/2033 ~		102	103
4.005% due 04/25/2034 ~		475	477
4.035% due 02/25/2033 ~		11	10
4.170% due 11/25/2034 ~		1,150	1,119
4.263% due 07/25/2034 ~		467	458
4.337% due 02/25/2033 ~		7	7
4.427% due 01/25/2035 ~		235	229
4.523% due 01/25/2035 ~		112	113
4.835% due 01/25/2034 ~		238	243
4.910% due 02/25/2036 •		59	59

Bear Stearns ALT-A Trust
3.839% due 05/25/2036 ^~		2,238	1,605
4.032% due 05/25/2035 ~		1,320	1,334
4.209% due 09/25/2035 ^~		771	641

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Structured Products, Inc. Trust
4.348% due 01/26/2036 ^~		$1,772	$1,603
5.425% due 12/26/2046 ^~		1,139	1,066

Business Mortgage Finance PLC
2.887% due 02/15/2041 •	GBP	3,111	3,955

BX Trust
3.375% due 07/15/2034 •		$12,978	12,866

CFCRE Commercial Mortgage Trust
3.644% due 12/10/2054		7,037	7,144

Chase Mortgage Finance Trust
3.743% due 01/25/2036 ^~		2,252	2,008

Citigroup Mortgage Loan Trust
4.820% due 10/25/2035 •		136	138
5.500% due 12/25/2035		3,543	2,873

Citigroup Mortgage Loan Trust, Inc.
3.897% due 05/25/2035 ~		665	669
4.240% due 09/25/2035 •		6,991	7,079

Countrywide Alternative Loan Trust
2.660% due 09/20/2046 •		7,288	6,140
2.696% due 09/25/2046 ^•		16,498	15,197
2.706% due 05/25/2036 •		1,239	1,097
3.506% due 08/25/2035 ^•		3,842	2,740
6.000% due 03/25/2035		15,386	14,279
6.000% due 02/25/2037 ^		7,982	5,722

Countrywide Home Loan Mortgage Pass-Through Trust
4.225% due 02/20/2035 ~		848	854
4.290% due 11/25/2034 ~		996	990
4.592% due 02/20/2036 ^•		243	212

Credit Suisse First Boston Mortgage Securities Corp.
5.302% due 06/25/2032 ~		16	15

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.656% due 03/25/2037 ^•		4,962	4,543
3.006% due 02/25/2035 •		284	280

Eurosail PLC
1.050% due 03/13/2045 •	GBP	1,753	2,168
1.060% due 03/13/2045 •		5,982	7,472

First Horizon Alternative Mortgage Securities Trust
3.772% due 08/25/2035 ^~		$2,721	2,424

First Horizon Mortgage Pass-Through Trust
4.099% due 10/25/2035 ^~		2,574	2,470

Great Hall Mortgages PLC
2.931% due 06/18/2039 •		3,727	3,591

GS Mortgage Securities Corp.
3.120% due 05/10/2050		13,200	13,173

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		10,700	10,614
3.203% due 02/10/2029		5,500	5,490
3.980% due 02/10/2029		17,150	17,226

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~		3,037	3,042

GSR Mortgage Loan Trust
4.300% due 09/25/2035 ~		1,726	1,760
4.464% due 11/25/2035 ~		413	417

HarborView Mortgage Loan Trust
2.910% due 05/19/2035 •		328	318
3.053% due 10/19/2035 •		2,694	2,295
4.056% due 12/19/2035 ^~		2,772	2,218
4.065% due 07/19/2035 ^~		1,126	1,068

Hilton USA Trust
2.828% due 11/05/2035		14,400	14,136

IndyMac Adjustable Rate Mortgage Trust
3.947% due 01/25/2032 ~		1	1

IndyMac Mortgage Loan Trust
2.676% due 01/25/2037 ^•		2,594	2,458
3.559% due 06/25/2036 ~		6,676	5,734

JPMorgan Chase Commercial Mortgage Securities Trust
3.455% due 06/15/2032 •		20,200	19,833

JPMorgan Mortgage Trust
4.090% due 08/25/2034 ~		2,272	2,257
4.124% due 06/25/2035 ~		357	363
4.196% due 10/25/2036 ^~		3,410	3,057
5.750% due 01/25/2036 ^		478	368

Landmark Mortgage Securities PLC
1.083% due 04/17/2044 •	GBP	19,614	23,572

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LMREC, Inc.
3.484% due 02/22/2032 •		$13,600	$13,564

MASTR Adjustable Rate Mortgages Trust
2.897% due 01/25/2047 ^•		3,004	2,458

Merrill Lynch Mortgage Investors Trust
2.756% due 11/25/2035 •		37	36
4.121% due 04/25/2035 ~		2,337	2,237

Morgan Stanley Bank of America Merrill Lynch Trust
3.069% due 02/15/2048		3,100	3,100
3.557% due 12/15/2047		7,200	7,329

Morgan Stanley Mortgage Loan Trust
4.065% due 07/25/2035 ^~		2,784	2,563

MortgageIT Trust
2.816% due 12/25/2035 •		2,650	2,597

MSSG Trust
3.397% due 09/13/2039		17,400	17,061

Prime Mortgage Trust
2.906% due 02/25/2034 •		68	65
3.006% due 02/25/2035 •		3,219	3,103

RBSSP Resecuritization Trust
4.212% due 12/25/2035 ~		11,657	11,938

Residential Accredit Loans, Inc. Trust
2.606% due 05/25/2037 •		9,109	8,315
3.906% due 08/25/2036 ^•		3,852	3,689
4.745% due 12/25/2035 ^~		457	413
6.000% due 09/25/2036		899	791
6.500% due 09/25/2036 ^		5,910	4,285

Residential Asset Securitization Trust
2.956% due 10/25/2035 •		1,686	1,476

Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^		1,691	1,626
6.000% due 06/25/2037 ^		2,552	2,375

Structured Adjustable Rate Mortgage Loan Trust
2.706% due 04/25/2047 •		1,925	1,747

Structured Asset Mortgage Investments Trust
2.720% due 07/19/2035 •		1,389	1,368
3.130% due 09/19/2032 •		19	18

Suntrust Adjustable Rate Mortgage Loan Trust
4.158% due 02/25/2037 ^~		2,428	2,177

Tharaldson Hotel Portfolio Trust
3.133% due 11/11/2034 •		8,483	8,429

Thornburg Mortgage Securities Trust
4.323% due 06/25/2047 ^•		10,508	9,603
4.373% due 03/25/2037 ^•		1,299	1,160

Wachovia Mortgage Loan Trust LLC
4.694% due 05/20/2036 ^~		2,506	2,456

WaMu Mortgage Pass-Through Certificates Trust
2.796% due 10/25/2045 •		306	303
3.006% due 02/25/2045 •		10,256	10,124
3.386% due 05/25/2037 ^~		4,489	3,744
3.693% due 12/25/2036 ^~		331	319
3.898% due 07/25/2037 ^~		2,366	2,182

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)	GBP	0	1,876
1.710% due 12/21/2049 •		22,431	28,381
2.410% due 12/21/2049 •		2,259	2,863
2.910% due 12/21/2049 •		1,179	1,497
3.410% due 12/21/2049 •		674	854
3.910% due 12/21/2049 •		674	848

Wells Fargo Mortgage-Backed Securities Trust
4.309% due 07/25/2036 ^~		$4,501	4,405
4.607% due 03/25/2036 ~		782	796
4.869% due 01/25/2035 ~		439	450
4.973% due 12/25/2034 ~		355	363

Total Non-Agency Mortgage-Backed Securities (Cost $454,116)			449,454

ASSET-BACKED SECURITIES 14.0%

Accredited Mortgage Loan Trust
2.636% due 02/25/2037 •		637	638
2.766% due 09/25/2036 •		7,862	7,673

Allegro CLO Ltd.
3.740% due 01/30/2026 •		5,238	5,240

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ally Master Owner Trust
2.775% due 07/15/2022 •	$19,600	$19,540

American Express Credit Account Master Trust
1.640% due 12/15/2021	26,900	26,776

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.976% due 11/25/2035 •	8,600	8,325

Argent Securities Trust
2.656% due 07/25/2036 •	18,824	7,036
2.696% due 03/25/2036 •	6,465	3,825

Atrium Corp.
3.299% due 04/22/2027 •	16,000	15,813

Avery Point CLO Ltd.
3.590% due 04/25/2026 •	8,186	8,188

Bear Stearns Asset-Backed Securities Trust
2.656% due 11/25/2036 •	9,101	8,874
2.666% due 08/25/2036 •	1,278	1,513
3.631% due 02/25/2035 •	7,077	7,110

Capital Auto Receivables Asset Trust
2.640% due 10/20/2020 •	9,200	9,193

CARDS Trust
2.715% due 10/17/2022 •	18,200	18,189
2.805% due 04/17/2023 •	16,900	16,925
3.047% due 04/17/2023	16,900	16,908

Cent CLO Ltd.
3.506% due 10/15/2026 •	16,800	16,661

Chase Issuance Trust
2.755% due 01/15/2022 •	14,300	14,325

Chesapeake Funding LLC
3.230% due 08/15/2030	13,700	13,766

Citigroup Mortgage Loan Trust
3.126% due 12/25/2035 •	576	577
6.750% due 05/25/2036 Ø	4,146	3,034

Countrywide Asset-Backed Certificates
2.646% due 06/25/2047 ^•	3,372	3,054
2.656% due 07/25/2036 ^•	2,947	2,944
2.656% due 01/25/2037 •	702	701
2.676% due 06/25/2037 •	3,118	3,112
2.736% due 05/25/2037 •	7,400	6,959
2.906% due 06/25/2036 •	6,600	6,476
3.256% due 05/25/2034 •	2,322	2,318

Countrywide Asset-Backed Certificates Trust
3.306% due 08/25/2047 •	1,549	1,537

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	10,026	10,063

Credit-Based Asset Servicing & Securitization Trust
2.566% due 11/25/2036 •	399	250

Discover Card Execution Note Trust
2.995% due 09/15/2021 •	14,200	14,210

EMC Mortgage Loan Trust
3.246% due 05/25/2040 •	109	108

Figueroa CLO Ltd.
3.336% due 01/15/2027 •	16,800	16,788
3.642% due 06/20/2027 •	16,800	16,694

First Franklin Mortgage Loan Trust
3.241% due 09/25/2035 •	741	744

Flagship Credit Auto Trust
1.850% due 07/15/2021	1,888	1,879

Ford Credit Floorplan Master Owner Trust
2.735% due 05/15/2023 •	28,800	28,668

Fremont Home Loan Trust
2.566% due 01/25/2037 •	75	42
2.916% due 11/25/2035 •	8,100	7,323

Golden Credit Card Trust
2.855% due 02/15/2021 •	14,400	14,401

GSAA Trust
5.995% due 03/25/2046 ^~	9,424	6,346

GSAMP Trust
2.596% due 06/25/2036 •	4,302	2,830

Halcyon Loan Advisors Funding Ltd.
3.569% due 10/22/2025 •	21,500	21,460

Home Equity Loan Trust
2.736% due 04/25/2037 •	19,200	17,227

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyundai Auto Lease Securitization Trust
2.735% due 12/16/2019 •		$1,882	$1,882

Jamestown CLO Ltd.
3.320% due 07/25/2027 •		6,400	6,337

JMP Credit Advisors CLO Ltd.
3.299% due 01/17/2028 •		20,800	20,751

JPMorgan Mortgage Acquisition Corp.
2.896% due 05/25/2035 •		4,500	4,459
2.916% due 10/25/2035 ^•		7,200	6,962

JPMorgan Mortgage Acquisition Trust
2.766% due 03/25/2037 •		1,900	1,867

Lehman XS Trust
2.686% due 06/25/2036 •		2,810	2,393

LoanCore Issuer Ltd.
3.585% due 05/15/2028 •		16,700	16,681

Long Beach Mortgage Loan Trust
5.506% due 11/25/2032 •		10	11

LP Credit Card ABS Master Trust
3.830% due 08/20/2024 •		18,907	18,951

MASTR Asset-Backed Securities Trust
2.746% due 03/25/2036 •		5,929	4,291
3.086% due 12/25/2035 •		4,906	4,906

MidOcean Credit CLO
3.236% due 04/15/2027 •		4,700	4,687

Monarch Grove CLO
3.370% due 01/25/2028 •		10,600	10,493

Morgan Stanley ABS Capital, Inc. Trust
2.656% due 07/25/2036 •		7,925	4,038
2.756% due 08/25/2036 •		14,771	9,447

Mountain Hawk CLO Ltd.
3.645% due 04/18/2025 •		9,611	9,615

Navient Private Education Loan Trust
3.955% due 01/16/2035 •		634	634

NovaStar Mortgage Funding Trust
2.746% due 11/25/2036 •		3,136	1,432

OCP CLO Ltd.
3.236% due 07/15/2027 •		11,600	11,508

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024		16,800	16,840

Option One Mortgage Loan Trust
2.646% due 03/25/2037 •		6,486	5,800
2.726% due 05/25/2037 •		11,949	8,287

Option One Mortgage Loan Trust Asset-Backed Certificates
2.966% due 11/25/2035 •		13,900	13,357

OSCAR U.S. Funding Trust LLC
2.910% due 04/12/2021		3,428	3,423

Palmer Square CLO Ltd.
3.466% due 08/15/2026 •		12,769	12,693

RAAC Trust
2.846% due 02/25/2036 •		1,168	1,164

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 Ø		12,752	6,749

Residential Asset Mortgage Products Trust
3.186% due 04/25/2035 •		7,300	7,286

Residential Asset Securities Corp. Trust
2.666% due 06/25/2036 •		835	835
2.746% due 09/25/2036 •		8,500	8,422
2.756% due 04/25/2037 •		3,783	3,746
2.906% due 02/25/2036 •		6,500	6,191
3.166% due 12/25/2035 •		5,106	4,220
3.376% due 05/25/2035 •		634	637

Santander Retail Auto Lease Trust
2.710% due 10/20/2020		11,521	11,500

Securitized Asset-Backed Receivables LLC Trust
2.636% due 05/25/2037 ^•		1,198	891

SG Mortgage Securities Trust
2.776% due 02/25/2036 •		2,697	1,788

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	1,981	2,265
3.258% due 12/15/2027 •		$11,543	11,555
3.338% due 12/15/2025 •		14,604	14,679

SMB Private Education Loan Trust
2.805% due 03/16/2026 •		9,235	9,230

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Professional Loan Program Trust
2.640% due 08/25/2047		$16,227	$16,155

Soundview Home Loan Trust
2.616% due 02/25/2037 •		1,864	712
3.406% due 10/25/2037 •		20,921	17,421

Specialty Underwriting & Residential Finance Trust
2.656% due 11/25/2037 •		17,398	13,043

Structured Asset Securities Corp. Mortgage Loan Trust
2.956% due 05/25/2037 •		6,600	6,262

Sudbury Mill CLO Ltd.
3.599% due 01/17/2026 •		7,811	7,807
3.619% due 01/17/2026 •		7,811	7,815

Symphony CLO Ltd.
3.466% due 10/15/2025 •		16,595	16,474

Telos CLO Ltd.
3.719% due 01/17/2027 •		9,400	9,400

Tralee CLO Ltd.
3.869% due 10/20/2028 •		15,100	14,849

Upstart Securitization Trust
3.887% due 08/20/2025		4,800	4,790

VB-S1 Issuer LLC
6.901% due 06/15/2046		2,400	2,492

Venture CLO Ltd.
3.256% due 04/15/2027 •		12,600	12,510
3.286% due 01/15/2028 •		9,700	9,613

Vericrest Opportunity Loan Transferee LLC
3.250% due 06/25/2047 Ø		4,119	4,109

Volkswagen Auto Loan Enhanced Trust
3.050% due 08/20/2021		16,300	16,325

Voya CLO Ltd.
3.210% due 07/25/2026 •		7,525	7,516

WaMu Asset-Backed Certificates WaMu Trust
2.756% due 04/25/2037 •		6,570	3,422

Wells Fargo Home Equity Asset-Backed Securities Trust
3.391% due 11/25/2035 •		1,700	1,706

Westlake Automobile Receivables Trust
2.980% due 01/18/2022		9,200	9,197

Zais CLO Ltd.
3.586% due 04/15/2028 •		17,700	17,666

Total Asset-Backed Securities (Cost $885,460)			908,450

SOVEREIGN ISSUES 3.0%

Argentina Government International Bond
4.000% due 03/06/2020	ARS	268,800	8,784
59.257% (ARLLMONP) due 06/21/2020 ~(a)		1,990	57

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	9,600	11,456

Development Bank of Japan, Inc.
2.125% due 09/01/2022		$18,000	17,491

Japan Finance Organization for Municipalities
2.625% due 04/20/2022		21,400	21,141
3.375% due 09/27/2023		26,400	26,844

Japan International Cooperation Agency
2.750% due 04/27/2027		14,000	13,568

Province of Ontario
1.650% due 09/27/2019		2,700	2,679
3.150% due 06/02/2022	CAD	7,300	5,490
4.000% due 10/07/2019		$700	706
4.000% due 06/02/2021	CAD	20,500	15,657
4.200% due 06/02/2020		12,000	9,054
4.400% due 06/02/2019		5,400	3,997
4.400% due 04/14/2020		$600	613

Province of Quebec
2.750% due 08/25/2021		16,400	16,412
3.500% due 07/29/2020		2,900	2,937
3.500% due 12/01/2022	CAD	6,000	4,583
3.750% due 09/01/2024		4,600	3,586
4.500% due 12/01/2020		2,400	1,838

Provincia de Buenos Aires
53.677% due 04/12/2025 •(a)	ARS	35,575	810

Qatar Government International Bond
3.875% due 04/23/2023		$18,100	18,334

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	5,300	$6,143

Total Sovereign Issues (Cost $211,600)			192,180

SHORT-TERM INSTRUMENTS 1.6%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
3.324% (US0003M + 0.500%) due 09/24/2020 ~		$16,500	16,504

COMMERCIAL PAPER 0.2%

Mondelez International, Inc.
3.100% due 02/27/2019		16,300	16,220

REPURCHASE AGREEMENTS (j) 0.3%
			17,110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.3%
0.810% due 02/22/2019 - 05/31/2019 (d)(e)	ARS	686,249	$19,367

GREECE TREASURY BILLS 0.3%
1.251% due 03/15/2019 (d)(e)	EUR	14,800	16,932

U.S. TREASURY BILLS 0.3%
2.345% due 01/03/2019 - 02/26/2019 (d)(e)(m)(o)		$19,041	18,995

Total Short-Term Instruments (Cost $106,423)			105,128

Total Investments in Securities (Cost $9,128,437)			9,138,631

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.0%

SHORT-TERM INSTRUMENTS 8.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.0%

PIMCO Short Asset Portfolio	37,563,090	$372,701

PIMCO Short-Term Floating NAV Portfolio III	14,406,192	142,391

Total Short-Term Instruments (Cost $518,383)		515,092

Total Investments in Affiliates (Cost $518,383)		515,092

Total Investments 149.3% (Cost $9,646,820)		$9,653,723

Financial Derivative Instruments (l)(n) 0.2% (Cost or Premiums, net $(10,803))		11,210

Other Assets and Liabilities, net (49.5)%		(3,199,589)

Net Assets 100.0%		$6,465,344

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds Banking Group PLC	3.679%	09/04/2019	05/22/2018	$1,400	$1,396	0.02%
Lloyds Banking Group PLC	3.679	09/02/2020	05/22/2018	1,400	1,391	0.02
Lloyds Banking Group PLC	3.679	09/02/2021	05/22/2018	1,400	1,385	0.02

				$4,200	$4,172	0.06%

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.150%	12/19/2018	01/03/2019	$3,394	Pacific Gas & Electric Co. 3.950% due 12/01/2047	$(3,383)	$3,394	$3,397
BOS	2.150	01/03/2019	01/17/2019	3,350	Pacific Gas & Electric Co. 3.950% due 12/01/2047	(3,383)	3,350	3,353
FICC	2.000	12/31/2018	01/02/2019	5,611	U.S. Treasury Notes 2.875% due 09/30/2023	(5,727)	5,611	5,611
SAL	2.030	12/18/2018	01/03/2019	2,395	Pacific Gas & Electric Co. 3.950% due 12/01/2047	(2,384)	2,395	2,397
SAL	2.100	01/03/2019	01/17/2019	2,360	Pacific Gas & Electric Co. 3.950% due 12/01/2047	(2,383)	2,360	2,362

Total Repurchase Agreements						$(17,260)	$17,110	$17,120

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.740%	12/31/2018	02/28/2019		$	(32,482)	$(32,487)
BRC	(0.850)	11/19/2018	TBD	(3)	EUR	(773)	(885)
	2.450	12/24/2018	TBD	(3)	$	(2,576)	(2,577)
TDM	2.350	12/21/2018	TBD	(3)		(962)	(963)

Total Reverse Repurchase Agreements							$(36,912)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
MSC	4.000%	12/31/2018	01/02/2019	$(10,767)	$(10,768)

Total Sale-Buyback Transactions					$(10,768)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(5)
Corporate Bonds & Notes (0.1)%
Utilities (0.1)%
Pacific Gas & Electric Co.	3.950%	12/01/2047	$7,500	$(5,656)	$(5,767)

Total Corporate Bonds & Notes				(5,656)	(5,767)

U.S. Government Agencies (2.4)%
Freddie Mac, TBA	4.000	01/01/2049	152,000	(152,952)	(154,965)

Total Short Sales (2.5)%				$(158,608)	$(160,732)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(5)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(6)
Global/Master Repurchase Agreement
BOM	$0	$(32,487)	$0	$0	$(32,487)	$32,441	$(45)
BOS	6,750	0	0	0	6,750	(6,766)	(16)
BRC	0	(3,462)	0	0	(3,462)	3,622	160
FICC	5,611	0	0	0	5,611	(5,727)	(116)
SAL	4,759	0	0	0	4,759	(4,767)	(8)
TDM	0	(963)	0	0	(963)	972	9

Master Securities Forward Transaction Agreement
MSC	0	0	(10,768)	(5,767)	(16,535)	10,739	(5,796)

Total Borrowings and Other Financing Transactions	$17,120	$(36,912)	$(10,768)	$(5,767)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(4,425)	$(4,425)
U.S. Treasury Obligations	0	0	(32,487)	0	(32,487)

Total	$0	$0	$(32,487)	$(4,425)	$(36,912)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(10,768)	0	0	(10,768)

Total	$0	$(10,768)	$0	$0	$(10,768)

Total Borrowings	$0	$(10,768)	$(32,487)	$(4,425)	$(47,680)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(47,680)

(k)	Securities with an aggregate market value of $47,774 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(854,861) at a weighted average interest rate of 1.978%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(5)	Payable for short sales includes $26 of accrued interest.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal Entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$106.500	02/22/2019	2,935	$2,935	$25	$3
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	131.500	02/22/2019	784	784	7	11
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	132.000	02/22/2019	385	385	3	5
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	133.500	02/22/2019	118	118	1	0
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	136.500	02/22/2019	3	3	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	137.500	02/22/2019	17	17	0	0
Call - CBOT U.S. Treasury 30-Year Bond March 2019 Futures	169.000	02/22/2019	3,429	3,429	28	103
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	103.750	02/22/2019	19,284	19,284	165	21
Put - CBOT U.S. Treasury Ultra Long-Term Bond March 2019 Futures	110.000	02/22/2019	256	256	2	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March 2019 Futures	119.000	02/22/2019	2,490	2,490	21	3
Put - CBOT U.S. Treasury Ultra Long-Term Bond March 2019 Futures	120.000	02/22/2019	279	279	3	0

Total Purchased Options					$255	$146

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor June Futures	06/2019	3,563	$	1,023,536	$(7)	$0	$(51)
90-Day Eurodollar March Futures	03/2019	782		190,202	8	0	0
Call Options Strike @ EUR 160.000 on Euro-BTP Italy Government Bond March 2019 Futures	02/2019	674		8	(1)	0	0
Call Options Strike @ EUR 162.000 on Euro-OAT France Government 10-Year Bond March 2019 Futures	02/2019	900		10	(1)	0	0
Call Options Strike @ EUR 166.000 on Euro-OAT France Government 10-Year Bond March 2019 Futures	02/2019	1,755		20	(2)	0	0
Euro-Bund 10-Year Bond March Futures	03/2019	3,301		618,528	4,658	0	(719)
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	2,894		33	(3)	0	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Put Options Strike @ EUR 149.500 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	264	$	3	$0	$0	$0
U.S. Treasury 5-Year Note March Futures	03/2019	17,493		2,006,228	33,103	4,373	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2019	3,797		610,012	31,791	2,255	0

					$69,546	$6,628	$(770)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
90-Day Eurodollar December Futures	12/2020	972	$	(236,998)	$(1,010)	$0	$(85)
90-Day Eurodollar June Futures	06/2020	2,991		(729,094)	(1,606)	3	(168)
90-Day Eurodollar March Futures	03/2020	561		(136,667)	(505)	0	(28)
90-Day Eurodollar September Futures	09/2020	1,616		(394,082)	(714)	0	(87)
Australia Government 10-Year Bond March Futures	03/2019	2,378		(222,223)	(2,782)	0	(1,053)
Canada Government 10-Year Bond March Futures	03/2019	545		(54,600)	(1,685)	20	0
Euro-BTP Italy Government Bond March Futures	03/2019	4,741		(694,318)	(25,971)	0	(326)
Euro-Buxl 30-Year Bond March Futures	03/2019	782		(161,831)	(3,836)	735	0
Euro-OAT France Government 10-Year Bond March Futures	03/2019	3,602		(622,350)	(275)	866	0
U.S. Treasury 10-Year Note March Futures	03/2019	1,567		(191,198)	(3,087)	0	(513)
U.S. Treasury 30-Year Bond March Futures	03/2019	3,101		(452,746)	(20,681)	0	(1,454)
United Kingdom Long Gilt March Futures	03/2019	398		(62,483)	(571)	66	(203)

					$(62,723)	$1,690	$(3,917)

Total Futures Contracts					$6,823	$8,318	$(4,687)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Reference Entity										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	2.039%		$12,400	$(703)	$143	$(560)	$4	$0
Morgan Stanley	1.000	Quarterly	12/20/2020	0.467		12,100	201	(73)	128	0	(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2023	1.289	EUR	14,400	(199)	(26)	(225)	5	0
Tesco PLC	1.000	Quarterly	06/20/2022	1.146		15,000	(732)	652	(80)	0	(17)

							$(1,433)	$696	$(737)	$9	$(18)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-30 5-Year Index	(1.000)%	Quarterly	06/20/2023	$	146,700	$(2,546)	$1,304	$(1,242)	$0	$(50)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$	16,300	$993	$(463)	$530	$24	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023		2,700	143	(83)	60	4	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023		506,300	5,364	(2,335)	3,029	186	0

						$6,500	$(2,881)	$3,619	$214	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	Semi-Annual	12/16/2046	CAD	5,800	$712	$113	$825	$25	$0
Pay	3-Month USD-LIBOR	1.951	Semi-Annual	12/05/2019		$539,400	0	(4,295)	(4,295)	0	(27)
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		180,000	(4,137)	7,228	3,091	352	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029	EUR	218,500	(950)	4,611	3,661	320	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	6-Month EUR-EURIBOR	1.000%	Annual	06/19/2029	EUR	79,600	$248	$622	$870	$120	$0
Pay	6-Month EUR-EURIBOR	1.613	Annual	07/04/2042		26,000	0	1,862	1,862	32	0
Pay	6-Month EUR-EURIBOR	1.623	Annual	07/04/2042		27,400	0	2,028	2,028	34	0
Pay	6-Month EUR-EURIBOR	1.624	Annual	07/04/2042		63,600	0	4,731	4,731	80	0
Pay(6)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		22,600	(452)	1,180	728	20	0
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	03/20/2024	GBP	80,300	1,487	(1,146)	341	0	(139)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		66,400	1,142	(1,589)	(447)	0	(318)
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		28,100	(173)	(1,674)	(1,847)	0	(315)
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	06/19/2049		37,500	(2,604)	202	(2,402)	0	(422)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	65,350,000	(3,919)	(6,110)	(10,029)	38	(36)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		7,200,000	(375)	(651)	(1,026)	0	(10)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		1,700,000	118	(347)	(229)	0	(4)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		17,350,000	663	2,706	3,369	57	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		2,750,000	(2)	(577)	(579)	0	(9)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,870,000	(212)	(465)	(677)	0	(13)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		8,990,000	338	(3,905)	(3,567)	0	(30)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		690,000	0	(323)	(323)	0	(6)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		2,050,000	131	(736)	(605)	0	(18)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		1,050,000	4	(461)	(457)	0	(10)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		8,880,000	538	(3,758)	(3,220)	0	(82)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		720,000	(22)	(504)	(526)	3	0
Pay	28-Day MXN-TIIE	8.075	Lunar	08/26/2020	MXN	2,293,300	(1,332)	334	(998)	175	0
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020		1,954,600	(113)	259	146	161	0
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		154,800	0	19	19	13	0
Pay	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		200,400	(14)	36	22	17	0
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		1,511,600	0	(96)	(96)	0	(127)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		2,757,900	51	(720)	(669)	0	(236)

							$(8,873)	$(1,426)	$(10,299)	$1,447	$(1,802)

Total Swap Agreements							$(6,352)	$(2,307)	$(8,659)	$1,670	$(1,870)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$146	$8,318	$1,670	$10,134	$0	$(4,687)	$(1,870)	$(6,557)

(m)

Securities with an aggregate market value of $21,955 and cash of $78,751 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	02/2019		$15,226	JPY	1,721,300	$528	$0
	03/2019		34,743	SGD	47,372	75	0

BOA	01/2019	ARS	148,581		$3,650	0	(225)
	01/2019	CAD	64,095		48,130	1,169	0
	01/2019	MXN	336,250		16,534	0	(559)
	01/2019		$14,993	EUR	13,133	64	0
	02/2019	GBP	60,235		$76,756	104	(286)
	02/2019	JPY	800,500		7,260	0	(66)
	03/2019		$9,931	SGD	13,586	54	0

BPS	01/2019	MXN	539,354		$26,463	0	(955)
	02/2019		$17,599	JPY	1,975,700	482	0
	03/2019		17,715	SGD	24,196	69	0
	03/2019		18,328	TRY	104,845	738	0
	05/2019	ARS	160,524		$3,666	0	(5)

BRC	01/2019		111,641		2,800	0	(79)
	01/2019		$1,661	ARS	64,273	15	0
	02/2019	EUR	9,840		$11,245	0	(70)
	02/2019	GBP	65,514		83,974	294	0
	02/2019	JPY	17,865,200		159,110	0	(4,390)
	02/2019		$6,632	EUR	5,792	28	0
	02/2019		11,529	GBP	9,065	59	(9)
	04/2019	ARS	71,564		$1,661	0	(1)

CBK	01/2019	BRL	7,601		1,947	0	(14)
	01/2019	JPY	2,850,000		25,223	0	(796)
	01/2019	MXN	961,342		46,726	0	(2,143)
	01/2019		$1,962	BRL	7,601	0	0
	01/2019		45,152	TRY	295,258	10,237	0
	02/2019	EUR	10,959		$12,527	0	(74)
	02/2019	GBP	46,828		60,470	957	(300)
	02/2019	JPY	45,200,000		403,697	0	(9,871)
	02/2019	NOK	1,090		129	2	0
	02/2019		$22,241	EUR	19,466	152	(9)
	02/2019		22,908	GBP	17,808	0	(162)
	02/2019		195,786	JPY	22,111,700	6,578	0
	03/2019		387	KRW	433,985	4	0

FBF	04/2019	CNH	1,796		$256	0	(5)

GLM	01/2019	ARS	207,707		5,300	0	(131)
	01/2019	AUD	6,454		4,629	82	0
	01/2019	BRL	4,400		1,136	0	0
	01/2019	MXN	1,537,704		74,789	0	(3,379)
	01/2019		$4,969	AUD	6,798	0	(180)
	01/2019		1,168	BRL	4,400	0	(33)
	01/2019		6,569	RUB	435,076	0	(343)
	02/2019	EUR	15,186		$17,406	1	(57)
	02/2019	ILS	1,659		451	6	0
	02/2019		$16,502	EUR	14,452	116	0
	02/2019		210,810	GBP	164,792	468	(790)
	02/2019		280,805	JPY	31,710,000	9,333	0

HUS	01/2019	MXN	1,377,249		$68,510	0	(1,343)
	01/2019		$2,162	ARS	84,308	37	0
	01/2019		24,172	JPY	2,736,000	807	0
	01/2019		81,067	MXN	1,667,812	3,561	0
	02/2019	EUR	8,313		$9,520	0	(39)
	02/2019	JPY	15,529,100		138,043	0	(4,077)
	02/2019		$53,825	EUR	47,228	481	0
	02/2019		119,298	JPY	13,490,000	4,132	0
	03/2019	EUR	15,400		$19,672	1,922	0
	03/2019	SGD	35,003		25,552	0	(175)
	03/2019	THB	32,947		1,001	0	(13)
	04/2019	ARS	3,722		88	0	(1)
	05/2019		$3,685	ARS	160,524	0	(15)

IND	01/2019		19,699	MXN	401,115	691	0
	02/2019		171,729	JPY	19,400,000	5,664	0
	03/2019		10,089	SGD	13,759	24	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	01/2019	AUD	5,840		$4,312	$198	$0
	01/2019	BRL	41,200		11,158	528	0
	01/2019		$10,633	BRL	41,200	0	(3)
	01/2019		32,583	MXN	665,255	1,158	0
	02/2019	EUR	3,706		$4,253	0	(9)
	02/2019	GBP	7,639		9,672	0	(85)
	02/2019	JPY	10,507,500		93,915	0	(2,248)
	02/2019	TRY	458,926		76,766	0	(7,724)
	02/2019		$20,080	JPY	2,251,100	522	0
	03/2019	SGD	12,987		$9,479	0	(67)

MSB	01/2019	BRL	36,800		9,497	2	0
	01/2019		$9,431	BRL	36,800	64	0

MYI	01/2019		19,398	MXN	394,866	674	0
	02/2019	JPY	23,717,900		$213,250	0	(3,660)

NGF	03/2019	INR	14,380		201	0	(4)

RBC	02/2019	EUR	144,106		163,282	0	(2,420)
	02/2019		$14,144	GBP	10,943	0	(167)

SCX	01/2019	AUD	6,302		$4,605	165	0
	01/2019		$49,621	GBP	38,810	0	(134)
	01/2019		8,505	TRY	56,334	2,063	0
	02/2019	RUB	397,353		$5,992	318	0

SOG	03/2019	SGD	38,838		28,358	0	(187)

SSB	01/2019		$911	MXN	18,588	33	0
	03/2019	SGD	354		$259	0	(1)

UAG	01/2019		$20,860	MXN	397,074	0	(721)
	02/2019	GBP	162,773		$210,186	2,277	0
	04/2019	EUR	5,500		6,933	575	0

Total Forward Foreign Currency Contracts						$57,511	$(48,025)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	$	24,100	$1,157	$1,040
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019		25,300	1,194	1,097

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019		6,100	293	266

								$2,644	$2,403

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
GSC	Put - OTC Fannie Mae, TBA 4.000% due 01/01/2049	$78.000	01/07/2019	$	45,000	$4	$0

JPM	Put - OTC Fannie Mae, TBA 3.000% due 01/01/2049	68.000	01/07/2019		5,000	0	0
	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2049	69.000	01/07/2019		59,000	2	0
	Put - OTC Fannie Mae, TBA 4.000% due 01/01/2049	70.000	01/07/2019		24,000	1	0
	Put - OTC Fannie Mae, TBA 4.500% due 01/01/2049	71.000	01/07/2019		2,000	0	0

						$7	$0

Total Purchased Options						$2,651	$2,403

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000%	02/20/2019	$	54,900	$ (108)	$(117)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		13,000	(15)	(18)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	03/20/2019		16,900	(31)	(55)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		26,000	(29)	(44)

BRC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		23,100	(40)	(39)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100%	02/20/2019	$	4,800	$(5)	$(6)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		14,600	(25)	(28)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	EUR	12,800	(25)	(20)

JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019	$	10,000	(19)	(17)

							$(297)	$(344)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	0

DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	0

						$(788)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	$	105,900	$(1,157)	$(977)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019		111,200	(1,193)	(1,033)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019		26,800	(292)	(250)

								$(2,642)	$(2,260)

Total Written Options								$(3,727)	$(2,604)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.143%	$	6,200	$(642)	$636	$0	$(6)
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	1.300		500	(77)	75	0	(2)

BRC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.143		2,300	(347)	345	0	(2)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.143		2,400	(264)	261	0	(3)
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	1.300		400	(64)	63	0	(1)

HUS	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	1.300		1,500	(274)	269	0	(5)

JPM	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.530		35,200	(917)	86	0	(831)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.227		16,000	(824)	(42)	0	(866)

								$(3,409)	$1,693	$0	$(1,716)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	10,232	$(221)	$285	$64	$0

Total Swap Agreements							$(3,630)	$1,978	$64	$(1,716)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$603	$0	$0	$603	$0	$0	$0	$0	$603	$(330)	$273
BOA	1,391	2,137	0	3,528	(1,136)	(2,244)	0	(3,380)	148	(520)	(372)
BPS	1,289	0	0	1,289	(960)	0	(8)	(968)	321	(90)	231
BRC	396	0	0	396	(4,549)	(39)	(2)	(4,590)	(4,194)	2,708	(1,486)
CBK	17,930	0	0	17,930	(13,369)	(6)	0	(13,375)	4,555	(6,580)	(2,025)
DUB	0	0	64	64	0	0	0	0	64	(10)	54
FBF	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
GLM	10,006	266	0	10,272	(4,913)	(250)	0	(5,163)	5,109	(2,330)	2,779
GST	0	0	0	0	0	(48)	(4)	(52)	(52)	0	(52)
HUS	10,940	0	0	10,940	(5,663)	0	(5)	(5,668)	5,272	(5,376)	(104)
IND	6,379	0	0	6,379	0	0	0	0	6,379	(5,150)	1,229
JPM	2,406	0	0	2,406	(10,136)	(17)	(1,697)	(11,850)	(9,444)	9,219	(225)
MSB	66	0	0	66	0	0	0	0	66	0	66
MYI	674	0	0	674	(3,660)	0	0	(3,660)	(2,986)	1,365	(1,621)
NGF	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
RBC	0	0	0	0	(2,587)	0	0	(2,587)	(2,587)	2,533	(54)
SCX	2,546	0	0	2,546	(134)	0	0	(134)	2,412	(2,180)	232
SOG	0	0	0	0	(187)	0	0	(187)	(187)	0	(187)
SSB	33	0	0	33	(1)	0	0	(1)	32	0	32
UAG	2,852	0	0	2,852	(721)	0	0	(721)	2,131	(2,860)	(729)

Total Over the Counter	$57,511	$2,403	$64	$59,978	$(48,025)	$(2,604)	$(1,716)	$(52,345)

(o)

Securities with an aggregate market value of $15,825 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$146	$146
Futures	0	0	0	0	8,318	8,318
Swap Agreements	0	223	0	0	1,447	1,670

	$0	$223	$0	$0	$9,911	$10,134

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2018

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$57,511	$0	$57,511
Purchased Options	0	0	0	0	2,403	2,403
Swap Agreements	0	64	0	0	0	64

	$0	$64	$0	$57,511	$2,403	$59,978

	$0	$287	$0	$57,511	$12,314	$70,112

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,687	$4,687
Swap Agreements	0	68	0	0	1,802	1,870

	$0	$68	$0	$0	$6,489	$6,557

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$48,025	$0	$48,025
Written Options	0	344	0	0	2,260	2,604
Swap Agreements	0	1,716	0	0	0	1,716

	$0	$2,060	$0	$48,025	$2,260	$52,345

	$0	$2,128	$0	$48,025	$8,749	$58,902

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$141	$141
Written Options	0	0	0	0	1,186	1,186
Futures	0	0	0	0	(37,752)	(37,752)
Swap Agreements	0	2,504	0	0	45,591	48,095

	$0	$2,504	$0	$0	$9,166	$11,670

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(40,245)	$0	$(40,245)
Purchased Options	0	(39)	0	(111)	(39)	(189)
Written Options	0	400	0	17,966	1,411	19,777
Swap Agreements	0	864	0	0	(130)	734

	$0	$1,225	$0	$(22,390)	$1,242	$(19,923)

	$0	$3,729	$0	$(22,390)	$10,408	$(8,253)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(446)	$(446)
Written Options	0	0	0	0	22	22
Futures	0	0	0	0	5,332	5,332
Swap Agreements	0	(1,782)	0	0	(11,277)	(13,059)

	$0	$(1,782)	$0	$0	$(6,369)	$(8,151)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$116,157	$0	$116,157
Purchased Options	0	0	0	0	3,756	3,756
Written Options	0	(47)	0	(2,709)	(3,650)	(6,406)
Swap Agreements	0	(107)	0	0	173	66

	$0	$(154)	$0	$113,448	$279	$113,573

	$0	$(1,936)	$0	$113,448	$(6,090)	$105,422

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	27

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

December 31, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$22,788	$33,380	$56,168
Corporate Bonds & Notes
Banking & Finance	0	1,966,414	0	1,966,414
Industrials	0	831,763	4,746	836,509
Specialty Finance	0	4,172	0	4,172
Utilities	0	233,811	0	233,811
Municipal Bonds & Notes
Illinois	0	8,615	0	8,615
Iowa	0	426	0	426
Texas	0	4,051	0	4,051
U.S. Government Agencies	0	4,245,848	0	4,245,848
U.S. Treasury Obligations	0	127,405	0	127,405
Non-Agency Mortgage-Backed Securities	0	449,454	0	449,454
Asset-Backed Securities	0	908,450	0	908,450
Sovereign Issues	0	192,180	0	192,180
Short-Term Instruments
Certificates of Deposit	0	16,504	0	16,504
Commercial Paper	0	16,220	0	16,220
Repurchase Agreements	0	17,110	0	17,110
Argentina Treasury Bills	0	19,367	0	19,367
Greece Treasury Bills	0	16,932	0	16,932
U.S. Treasury Bills	0	18,995	0	18,995

	$0	$9,100,505	$38,126	$9,138,631

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$515,092	$0	$0	$515,092

Total Investments	$515,092	$9,100,505	$38,126	$9,653,723

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(5,767)	$0	$(5,767)
U.S. Government Agencies	0	(154,965)	0	(154,965)

	$0	$(160,732)	$0	$(160,732)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	8,318	1,816	0	10,134
Over the counter	0	59,978	0	59,978

	$8,318	$61,794	$0	$70,112

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,687)	(1,870)	0	(6,557)
Over the counter	0	(52,345)	0	(52,345)

	$(4,687)	$(54,215)	$0	$(58,902)

Total Financial Derivative Instruments	$3,631	$7,579	$0	$11,210

Totals	$518,723	$8,947,352	$38,126	$9,504,201

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Total Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	DECEMBER 31, 2018	29

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at

ANNUAL REPORT	DECEMBER 31, 2018	31

Notes to Financial Statements (Cont.)

fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared

ANNUAL REPORT	DECEMBER 31, 2018	33

Notes to Financial Statements (Cont.)

swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$220,408	$155,622	$0	$0	$(3,329)	$372,701	$9,692	$430

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$26,612	$3,004,385	$(2,888,800)	$176	$18	$142,391	$4,786	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The

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agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other

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Notes to Financial Statements (Cont.)

classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2018 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same

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underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of

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Notes to Financial Statements (Cont.)

derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency

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transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

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Notes to Financial Statements (Cont.)

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit

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instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security

ANNUAL REPORT	DECEMBER 31, 2018	41

Notes to Financial Statements (Cont.)

that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities,

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a

ANNUAL REPORT	DECEMBER 31, 2018	43

Notes to Financial Statements (Cont.)

separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

44	PIMCO VARIABLE INSURANCE TRUST

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Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At December 31, 2018, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2018, were as follows (amounts in thousands†):

Purchases	Sales

$42,723	$115,787

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$56,869,935	$56,746,961	$2,861,788	$2,024,717

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2018	45

Notes to Financial Statements (Cont.)

13. REDEMPTIONS IN-KIND

For the period ended December 31, 2018, the Portfolio realized gains or losses from in-kind redemptions of approximately (amounts in thousands†):

Realized Gains	Realized Losses

$2,989	$(4,154)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2018		Year Ended 12/31/2017

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	2,492	$26,495	2,046	$22,228

Administrative Class	36,383	388,110	42,421	460,296

Advisor Class	23,594	252,308	30,730	332,911
Issued as reinvestment of distributions

Institutional Class	300	3,171	179	1,947

Administrative Class	14,669	154,858	8,401	91,410

Advisor Class	8,979	94,820	5,060	55,074
Cost of shares redeemed

Institutional Class	(2,398)	(25,511)	(3,325)	(36,182)

Administrative Class	(80,339)	(853,623)	(87,743)	(947,606)

Advisor Class	(71,809)	(762,693)	(18,622)	(202,530)

Net increase (decrease) resulting from Portfolio share transactions	(68,129)	$(722,065)	(20,853)	$(222,452)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 26% of the Portfolio. One of the shareholders is a related party and comprises 14% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2018, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2018

annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Total Return Portfolio	$28,280	$0	$(14,416)	$0	$(133,872)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, passive foreign investment companies (PFICs), return of capital distributions from underlying funds, straddle loss deferrals, in-kind transactions, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Total Return Portfolio	$51,973	$81,899

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Total Return Portfolio	$9,513,424	$280,128	$(294,617)	$(14,489)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, in-kind transactions, passive foreign investment companies (PFICs), return of capital distributions from underlying funds, straddle loss deferrals, and Lehman securities.

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2018			December 31, 2017

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Total Return Portfolio	$253,207	$0	$0	$148,433	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2018	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Total Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2019

We have served as the auditor of one or more investment companies in PIMCO Variable Insurance Trust since 1998.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOM	Bank of Montreal	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	NOK	Norwegian Krone
AUD	Australian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	LIBOR03M	3 Month USD-LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
DAC	Designated Activity Company

ANNUAL REPORT	DECEMBER 31, 2018	49

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2018 is set forth for the Portfolio in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)

PIMCO Total Return Portfolio	0.00%	0.00%	$152,143	$78,530

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

50	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at www.pimco.com/pvit.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow** (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris** (1959) Trustee	08/1997 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	132	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	132	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2018.
**	Effective February 13, 2019, Mr. Strelow became the Chairman of the Trust.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2018	51

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Chief Legal Officer	11/2018 to present Vice President - Senior Counsel and Secretary 11/2013 to 11/2018 Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel and Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

52	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2,3 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Trust’s website, the Trust or their service providers or third party firms engaged by the Trust or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Trust when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Trust does not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 15, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Trust’s distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Trust shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Trust” shall include PI when acting in this capacity.

3 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2018	53

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Asset Allocation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect Portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation services to the Asset Portfolio and All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory

ANNUAL REPORT	DECEMBER 31, 2018	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that many of the Portfolios outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, the Administrative Class of 72%, 35% and 73% of the Portfolios outperformed their respective Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that performance for a majority of the Portfolios has been mixed compared to their respective benchmark indexes over the five-year period ended March 31, 2018. The Board noted that, as of March 31, 2018, 70%, 23% and 92% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate non-market correlated excess performance for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios. The Board noted that, based upon this review, PIMCO may propose advisory fee or supervisory and administrative fee changes where (i) a Portfolio’s long-term performance warrants additional consideration; (ii) there is a notable aid to market

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

position; (iii) a Portfolio’s fee does not reflect the current level of supervision or administrative fees provided to the Portfolio; or (iv) PIMCO would like to change a Portfolio’s overall strategic positioning.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board considered fee waivers in place for certain of the Portfolios and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, differences in the number or extent of the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels over the contract period even if the Portfolios’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Portfolios to scale at inception and reinvesting in other important areas of the business that support the Portfolios. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs, such as service provider costs, are passed through to a smaller asset base. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Portfolios and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO

ANNUAL REPORT	DECEMBER 31, 2018	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees during the contractual period, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that many of the Portfolios are unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds. The Board noted that PIMCO is continuing waivers for these Funds of Funds, as well as for certain other Portfolios of the Trust.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, after the proposals to decrease the management fee, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board further noted PIMCO’s engagement of a third party to review and to make recommendations regarding PIMCO’s processes supporting its profitability estimation materials. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Portfolios to scale from inception, and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Portfolios.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed fees over the annual contract period even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board concluded that the Portfolios’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Portfolios’ unified fee structure, generally pricing Portfolios to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Portfolios and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Portfolios and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2018	59

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT18AR_123118

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2018	$792,218
	December 31, 2017	$803,306
(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2018	$—
	December 31, 2017	$12,000
(c)	Fiscal Year Ended	Tax Fees
	December 31, 2018	$ 4,500
	December 31, 2017	$ 4,000
(d)	Fiscal Year Ended	All Other Fees (2)
	December 31, 2018	$—
	December 31, 2017	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2018	December 31, 2017
PIMCO Variable Insurance Trust	$4,500	$16,000
Pacific Investment Management Company LLC (“PIMCO”)	8,437,919	6,271,517

Totals	$8,442,419	$6,287,517

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: February 28, 2019

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	February 28, 2019